UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2024
Item 1. Reports to Stockholders
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco American Franchise Fund
Class A: VAFAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class A)	$111	0.96%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 31.53%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class A) —including sales charge	24.27%	14.65%	12.49%
Invesco American Franchise Fund (Class A) —excluding sales charge	31.53%	15.96%	13.12%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco American Franchise Fund
Class C: VAFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class C)	$197	1.71%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, excluding class specific expenses, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 30.52%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class C) —including sales charge	29.52%	15.08%	12.45%
Invesco American Franchise Fund (Class C) —excluding sales charge	30.52%	15.08%	12.45%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco American Franchise Fund
Class R: VAFRX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R)	$140	1.21%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 31.16%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R)	31.16%	15.65%	12.84%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco American Franchise Fund
Class Y: VAFIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class Y)	$82	0.71%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 31.85%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class Y)	31.85%	16.24%	13.41%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco American Franchise Fund
Class R5: VAFNX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R5)	$81	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 31.89%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R5)	31.89%	16.27%	13.47%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco American Franchise Fund
Class R6: VAFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R6)	$73	0.63%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap growth equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its style-specific index, the Russell 1000® Growth Index, primarily due to stock selection in the industrials, financials and consumer discretionary sectors.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 31.94%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The company completed a 10-for-1 stock split and surpassed $3 trillion in market cap over the period. There appears to be significant excitement for the launch of its new Blackwell platform, which is marketed as likely to power generative Artificial Intelligence (AI) faster with less cost and energy consumption.
Microsoft | Microsoft unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20 times more powerful and up to 100 times more efficient for running AI workloads.
Meta Platforms | Social technology company Meta Platforms realized positive results from its AI investments through better recommendations, higher engagement, improved ad tools and more efficient ad targeting. Meta is uniquely positioned to gain momentum as AI assistants become a large part of consumer interactions and products.
What detracted from performance?
DexCom |  DexCom is a medical device company that specializes in continuous glucose monitors (CGM). Stocks with exposure to diabetes-related sales have experienced weakness in general following the successful launch of GLP-1 drugs. Recent U.S. FDA clearance of CGMs for non-prescription sales meaningfully expands DexCom’s market to non-diabetics, as a tool that can help users maintain a healthy lifestyle. However, a dramatic sales force reorganization has significantly slowed their sales forecasts.
Snowflake | Snowflake, a cloud-based data storage and analytics service, surprised investors with the announcement that CEO Frank Slootman retired at the end of February 2024. However, the investment team has positive views on the AI-related vision and capabilities of the new CEO, Sridhar Ramaswamy. The company also reduced revenue guidance for 2024, though this may be a tactic to give the new managment team an easier hurdle, software sales have generally been under pressure as corporate IT departments, and IT budgets, digest AI implications. The team sold the stock during the period.
Bayer AG | Bayer is a global enterprise with exposure in the Life Science field of health care and agriculture. The ongoing delay of Bayer’s break-up, which the investment team believed would reveal a higher “sum-of-the-parts” valuation, has weighed on the stock. Given lack of clarity around timing, the team exited the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R6)	31.94%	16.35%	13.56%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$15,771,565,003
Total number of portfolio holdings	55
Total advisory fees paid	$80,383,417
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.91%
Microsoft Corp.	9.58%
Apple, Inc.	9.36%
Amazon.com, Inc.	7.22%
Alphabet, Inc., Class A	4.72%
Meta Platforms, Inc., Class A	4.64%
Eli Lilly and Co.	3.24%
Broadcom, Inc.	3.20%
KKR & Co., Inc., Class A	2.87%
Intuitive Surgical, Inc.	2.44%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class A: OPTFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class A)	$109	0.94%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 32.15%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class A) —including sales charge	24.88%	14.93%	11.91%
Invesco Capital Appreciation Fund (Class A) —excluding sales charge	32.15%	16.24%	12.54%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class C: OTFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class C)	$198	1.71%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 31.10%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class C) —including sales charge	30.10%	15.34%	11.85%
Invesco Capital Appreciation Fund (Class C) —excluding sales charge	31.10%	15.34%	11.85%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class R: OTCNX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class R)	$140	1.21%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 31.79%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class R)	31.79%	15.93%	12.24%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class Y: OTCYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class Y)	$83	0.71%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 32.43%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class Y)	32.43%	16.50%	12.80%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class R5: CPTUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class R5)	$83	0.71%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 32.43%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class R5)	32.43%	16.55%	12.70%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Capital Appreciation Fund's Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Capital Appreciation Fund
Class R6: OPTIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Capital Appreciation Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Capital Appreciation Fund (Class R6)	$74	0.64%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary and industrials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 32.54%. For the same time period, the Russell 1000® Growth Index returned 30.75%.
What contributed to performance?
NVIDIA |  NVIDIA is among the “Magnificent Seven,” the mega-cap technology-related stocks that dominated the market through most of 2023 and into 2024. There appears to be significant excitement for the launch of its Blackwell platform, which is marketed as likely to power generative AI faster with less cost and energy consumption.
Microsoft | Microsoft is also among the “Magnificent Seven.” The company unveiled a new category of Windows PCs called Copilot+ PCs, which are expected to have the most powerful Neural Processing Units (NPUs), up to 20x more powerful and up to 100x more efficient for running AI workloads.
What detracted from performance?
DexCom |  DexCom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years due to a variety of unforeseen factors. We sold this position during the period.
MongoDB | MongoDB is a software company that develops and provides commercial support for the source-available database engine MongoDB. Management reported good quarterly earnings but provided conservative guidance for fiscal year 2024, causing shares to pull back. We sold this position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Capital Appreciation Fund (Class R6)	32.54%	16.61%	12.99%
Russell 1000® Growth Index	30.75%	19.08%	16.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,515,842,000
Total number of portfolio holdings	55
Total advisory fees paid	$28,491,066
Portfolio turnover rate	55%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.71%
Microsoft Corp.	9.70%
Apple, Inc.	9.24%
Amazon.com, Inc.	6.72%
Alphabet, Inc., Class C	4.58%
Meta Platforms, Inc., Class A	4.32%
Broadcom, Inc.	3.14%
Eli Lilly and Co.	2.93%
Netflix, Inc.	2.24%
Boston Scientific Corp.	2.15%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund and the Fund will adopt a non-fundamental policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of "large-cap" issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund's investment objective will not change and the changes will not materially impact the way the Fund is managed.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class A: ACPSX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class A)	$78	0.74%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 9.45%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class A) —including sales charge	4.79%	(0.20)%	1.76%
Invesco Core Plus Bond Fund (Class A) —excluding sales charge	9.45%	0.66%	2.20%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class C: CPCFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class C)	$155	1.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 8.64%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class C) —including sales charge	7.64%	(0.07)%	1.60%
Invesco Core Plus Bond Fund (Class C) —excluding sales charge	8.64%	(0.07)%	1.60%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class R: CPBRX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R)	$104	0.99%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 9.18%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R)	9.18%	0.43%	1.95%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class Y: CPBYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class Y)	$51	0.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 9.72%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class Y)	9.72%	0.92%	2.46%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class R5: CPIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R5)	$51	0.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 9.72%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R5)	9.72%	0.93%	2.47%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Plus Bond Fund
Class R6: CPBFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R6)	$48	0.46%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 9.77%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 7.30%.
What contributed to performance?
Investment grade corporates |  Security selection in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Duration/yield curve | A fairly neutral duration position compared to the benchmark contributed to relative performance, withstanding interest rate volatility thoughout the year.
What detracted from performance?
Technology |  An underweight allocation in the technology sector detracted from relative performance. The sector showed favorable fundamental trends, particularly for those with an enterprise and/or AI focus, offset by full relative valuations.
Mortgage-backed securities | Security selection in mortgage-backed securities, particularly to conventional 30-year fixed mortgages, detracted from relative performance due to a rising rates environment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R6)	9.77%	0.97%	2.52%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$5,494,700,631
Total number of portfolio holdings	1,446
Total advisory fees paid	$16,707,685
Portfolio turnover rate	465%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class A: OPOCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class A)	$116	1.04%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class A shares of the Fund, excluding sales charge, returned 22.33%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class A) —including sales charge	15.59%	9.89%	11.36%
Invesco Discovery Fund (Class A) —excluding sales charge	22.33%	11.14%	12.00%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class C: ODICX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class C)	$199	1.80%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class C shares of the Fund, excluding sales charge, returned 21.38%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class C) —including sales charge	20.38%	10.29%	11.32%
Invesco Discovery Fund (Class C) —excluding sales charge	21.38%	10.29%	11.32%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class R: ODINX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R)	$144	1.30%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class R shares of the Fund returned 21.98%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R)	21.98%	10.85%	11.70%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class Y: ODIYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class Y)	$89	0.80%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class Y shares of the Fund returned 22.61%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class Y)	22.61%	11.40%	12.26%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class R5: DIGGX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R5)	$77	0.69%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class R5 shares of the Fund returned 22.76%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R5)	22.76%	11.51%	12.19%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Discovery Fund's Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Fund
Class R6: ODIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R6)	$74	0.66%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. small-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. The Fund outperformed its benchmark primarily due to strong stock selection in the consumer discretionary, industrials and materials sectors. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended August 31, 2024 Class R6 shares of the Fund returned 22.78%. For the same time period, the Russell 2000® Growth Index returned 17.67%.
What contributed to performance?
Wingstop |  Wingstop is a franchisor and operator of restaurants that serve cooked-to-order, hand-sauced and tossed chicken wings. Management reported strong earnings results, which beat analyst expectations.
Comfort Systems | Comfort Systems provides heating, ventilation and air conditioning (HVAC) installation, maintenance, repair and replacement services within the mechanical services industry. Comfort Systems released a strong earnings report with revenues, EPS (earnings per share), EBITDA (earnings before interest, taxes, depreciation and amortization) and order backlog all better than expectations. The stock also outperformed due to its exposure to data center and mega cap construction spending.
What detracted from performance?
Lattice Semiconductor |  Lattice Semiconductor designs, develops and markets programmable logic products and related software. After 13 straight strong quarters, an inventory correction negatively affected the company’s results. We sold this position during the period.
Confluent | Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R6)	22.78%	11.56%	12.44%
Russell 2000® Growth Index	17.67%	8.35%	8.21%
Russell 2000® Index	18.47%	9.68%	8.03%
S&P 500® Index	27.14%	15.92%	12.98%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,716,854,154
Total number of portfolio holdings	111
Total advisory fees paid	$24,136,937
Portfolio turnover rate	86%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Clean Harbors, Inc.	2.64%
Comfort Systems USA, Inc.	2.46%
Hamilton Lane, Inc., Class A	2.34%
Evercore, Inc., Class A	2.16%
Encompass Health Corp.	1.88%
Carpenter Technology Corp.	1.87%
Wingstop, Inc.	1.85%
Modine Manufacturing Co.	1.75%
CyberArk Software Ltd.	1.73%
Onto Innovation, Inc.	1.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equally-Weighted S&P 500 Fund
Class A: VADAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class A)	$59	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader markets primarily due to its significant underweightallocation to information technology securities, which were some of the best performers in the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 18.88%, which differed from the return of the Index, 19.49%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Financials sector, followed by the industrials and information technology sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and NRG Energy, a utilities company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Albemarle Corp., a materials company, and Walgreens Boots Alliance, Inc., a consumer staples company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class A) —including sales charge	12.35%	11.15%	9.39%
Invesco Equally-Weighted S&P 500 Fund (Class A) —excluding sales charge	18.88%	12.42%	10.01%
S&P 500® Equal Weight Index	19.49%	12.99%	10.59%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$6,867,543,191
Total number of portfolio holdings	508
Total advisory fees paid	$6,779,584
Portfolio turnover rate	22%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Kellanova	0.26%
Mohawk Industries, Inc.	0.26%
Globe Life, Inc.	0.25%
3M Co.	0.25%
CBRE Group, Inc., Class A	0.25%
D.R. Horton, Inc.	0.25%
Newmont Corp.	0.24%
Iron Mountain, Inc.	0.24%
KeyCorp	0.24%
Equifax, Inc.	0.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equally-Weighted S&P 500 Fund
Class C: VADCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class C)	$140	1.28%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader markets primarily due to its significant underweightallocation to information technology securities, which were some of the best performers in the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 18.01%, which differed from the return of the Index, 19.49%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Financials sector, followed by the industrials and information technology sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and NRG Energy, a utilities company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Albemarle Corp., a materials company, and Walgreens Boots Alliance, Inc., a consumer staples company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class C) —including sales charge	17.01%	11.59%	9.37%
Invesco Equally-Weighted S&P 500 Fund (Class C) —excluding sales charge	18.01%	11.59%	9.37%
S&P 500® Equal Weight Index	19.49%	12.99%	10.59%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$6,867,543,191
Total number of portfolio holdings	508
Total advisory fees paid	$6,779,584
Portfolio turnover rate	22%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Kellanova	0.26%
Mohawk Industries, Inc.	0.26%
Globe Life, Inc.	0.25%
3M Co.	0.25%
CBRE Group, Inc., Class A	0.25%
D.R. Horton, Inc.	0.25%
Newmont Corp.	0.24%
Iron Mountain, Inc.	0.24%
KeyCorp	0.24%
Equifax, Inc.	0.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equally-Weighted S&P 500 Fund
Class R: VADRX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R)	$86	0.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader markets primarily due to its significant underweightallocation to information technology securities, which were some of the best performers in the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 18.60%, which differed from the return of the Index, 19.49%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Financials sector, followed by the industrials and information technology sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and NRG Energy, a utilities company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Albemarle Corp., a materials company, and Walgreens Boots Alliance, Inc., a consumer staples company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R)	18.60%	12.13%	9.73%
S&P 500® Equal Weight Index	19.49%	12.99%	10.59%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$6,867,543,191
Total number of portfolio holdings	508
Total advisory fees paid	$6,779,584
Portfolio turnover rate	22%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Kellanova	0.26%
Mohawk Industries, Inc.	0.26%
Globe Life, Inc.	0.25%
3M Co.	0.25%
CBRE Group, Inc., Class A	0.25%
D.R. Horton, Inc.	0.25%
Newmont Corp.	0.24%
Iron Mountain, Inc.	0.24%
KeyCorp	0.24%
Equifax, Inc.	0.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equally-Weighted S&P 500 Fund
Class Y: VADDX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class Y)	$32	0.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader markets primarily due to its significant underweightallocation to information technology securities, which were some of the best performers in the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 19.17%, which differed from the return of the Index, 19.49%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Financials sector, followed by the industrials and information technology sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and NRG Energy, a utilities company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Albemarle Corp., a materials company, and Walgreens Boots Alliance, Inc., a consumer staples company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class Y)	19.17%	12.69%	10.28%
S&P 500® Equal Weight Index	19.49%	12.99%	10.59%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$6,867,543,191
Total number of portfolio holdings	508
Total advisory fees paid	$6,779,584
Portfolio turnover rate	22%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Kellanova	0.26%
Mohawk Industries, Inc.	0.26%
Globe Life, Inc.	0.25%
3M Co.	0.25%
CBRE Group, Inc., Class A	0.25%
D.R. Horton, Inc.	0.25%
Newmont Corp.	0.24%
Iron Mountain, Inc.	0.24%
KeyCorp	0.24%
Equifax, Inc.	0.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equally-Weighted S&P 500 Fund
Class R6: VADFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R6)	$21	0.19%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader markets primarily due to its significant underweightallocation to information technology securities, which were some of the best performers in the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 19.30%, which differed from the return of the Index, 19.49%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Financials sector, followed by the industrials and information technology sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and NRG Energy, a utilities company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Albemarle Corp., a materials company, and Walgreens Boots Alliance, Inc., a consumer staples company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R6)	19.30%	12.81%	10.41%
S&P 500® Equal Weight Index	19.49%	12.99%	10.59%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$6,867,543,191
Total number of portfolio holdings	508
Total advisory fees paid	$6,779,584
Portfolio turnover rate	22%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Kellanova	0.26%
Mohawk Industries, Inc.	0.26%
Globe Life, Inc.	0.25%
3M Co.	0.25%
CBRE Group, Inc., Class A	0.25%
D.R. Horton, Inc.	0.25%
Newmont Corp.	0.24%
Iron Mountain, Inc.	0.24%
KeyCorp	0.24%
Equifax, Inc.	0.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class A: ACEIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class A)	$84	0.77%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 16.93%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class A) —including sales charge	10.48%	8.12%	6.49%
Invesco Equity and Income Fund (Class A) —excluding sales charge	16.93%	9.35%	7.09%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class C: ACERX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class C)	$163	1.51%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 16.13%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class C) —including sales charge	15.13%	8.55%	6.45%
Invesco Equity and Income Fund (Class C) —excluding sales charge	16.13%	8.55%	6.45%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class R: ACESX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R)	$111	1.02%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 16.74%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R)	16.74%	9.10%	6.82%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class Y: ACETX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class Y)	$56	0.52%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 17.23%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class Y)	17.23%	9.63%	7.35%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class R5: ACEKX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R5)	$52	0.48%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 17.39%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R5)	17.39%	9.71%	7.42%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Equity and Income Fund
Class R6: IEIFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R6)	$45	0.41%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund’s equity holdings underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 17.48%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefited from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Russell 1000® Value Index and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R6)	17.48%	9.77%	7.50%
Russell 1000® Value Index	21.15%	11.16%	8.85%
Bloomberg U.S. Government/Credit Index	7.21%	(0.02)%	1.76%
S&P 500® Index	27.14%	15.92%	12.98%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$12,580,924,604
Total number of portfolio holdings	358
Total advisory fees paid	$41,636,024
Portfolio turnover rate	139%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.00%, 07/31/2029	2.56%
U.S. Treasury Notes, 4.38%, 07/31/2026	2.51%
Wells Fargo & Co.	2.25%
Bank of America Corp.	2.16%
U.S. Treasury Notes, 3.75%, 08/15/2027	1.81%
U.S. Treasury Notes, 4.13%, 07/31/2031	1.68%
Exxon Mobil Corp.	1.57%
Parker-Hannifin Corp.	1.46%
CBRE Group, Inc., Class A	1.43%
Johnson & Johnson	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in income-producing equity investments.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class A: AFRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class A)	$113	1.09%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 8.03%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class A) —including sales charge	5.41%	4.05%	3.60%
Invesco Floating Rate ESG Fund (Class A) —excluding sales charge	8.03%	4.58%	3.86%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class C: AFRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class C)	$165	1.59%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 7.49%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class C) —including sales charge	6.66%	4.05%	3.44%
Invesco Floating Rate ESG Fund (Class C) —excluding sales charge	7.49%	4.05%	3.44%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class R: AFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R)	$139	1.34%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 7.93%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R)	7.93%	4.32%	3.59%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class Y: AFRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class Y)	$87	0.84%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 8.30%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class Y)	8.30%	4.84%	4.12%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class R5: AFRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R5)	$87	0.84%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 8.31%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R5)	8.31%	4.84%	4.12%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Floating Rate ESG Fund
Class R6: AFRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R6)	$80	0.77%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 8.54%. During the same period, the Credit Suisse Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Chemicals, Transportation and Service sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., Global Medical Response, Inc. and Diebold Nixdorf, Inc. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Information Technology and Gaming/Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Robertshaw US Holding Corp., MLN US HoldCo LLC and Hurtigruten Group AS were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R6)	8.54%	4.90%	4.18%
Credit Suisse Leveraged Loan Index	9.81%	5.54%	4.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$2,664,652,241
Total number of portfolio holdings	555
Total advisory fees paid	$16,620,390
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.94%
V Global Holdings LLC, Term Loan, 10.96%, 12/22/2027	0.79%
Virgin Media 02 - LG, Term Loan Q, 8.70%, 01/31/2029	0.76%
UPC - LG (Sunrise), Term Loan AX, 8.44%, 01/31/2029	0.71%
Restoration Forest Products Group, LLC	0.69%
Robertshaw US Holding Corp., First Lien Term Loan, 0.00%, 02/28/2027	0.67%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03%, 01/18/2029	0.66%
AI Aqua Merger Sub, Inc., Term Loan B, 8.84%, 07/31/2028	0.61%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.4%
BB+	1.3%
BB	8.5%
BB-	7.9%
B+	14.7%
B	23.3%
B-	19.7%
CCC+	5.1%
CCC	3.4%
CCC-	0.2%
CC	0.2%
D	1.1%
Not-Rated	9.9%
Equity	3.3%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Real Estate Income Fund
Class A: ASRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class A)	$134	1.26%
How Did The Fund Perform During The Period?
• Global listed real estate equity and debt reported positive returns during the fiscal year ended August 31, 2024. The combination of falling inflation and central bank easing across the globe supported investor appetite for listed real estate, which benefited the fund on an absolute basis. However, the macro economic impact was felt most in cyclical property types with high leverage levels, which the Fund was underweight, negatively impacting relative performance.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 12.96%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 17.45%.
What contributed to performance?
Prologis Inc. |  Owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. During the period, the Fund's underweight position positively contributed to relative performance. Industrial fundamentals have decelerated amidst a weaker demand backdrop and elevated supply.
LEG Immobilien SE | Owns a portfolio of German apartments. The supply/demand dynamics of residential in Germany are very favorable. Occupancy is full, however, rent growth is constrained by regulation. The company had been penalized for carrying excessive financial leverage. However, it outperformed in the period as interest rates declined.
What detracted from performance?
Welltower Inc. |  Invests in senior housing and health care real estate properties across the US. The Fund's underweight position detracted from relative performance. Senior housing fundamentals continued to benefit from a post covid recovery, which provided the company with above average internal growth. We sold this position during the period.
Simon Property Group, Inc. | Owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties. The Fund's underweight position detracted from relative performance. Despite high interest rates, the middle- and high-income consumer remained resilient during the period, helping drive better than expected leasing demand in the mall sector.
CMBS Holdings | Commercial mortgage-backed securities (CMBS) holdings generated positive returns, but were unable to keep pace with surging equity markets, leading to negative relative performance. Exposure to several fixed rate CMBS holdings in the lodging and residential sectors detracted.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class A) —including sales charge	6.77%	0.49%	2.47%
Invesco Global Real Estate Income Fund (Class A) —excluding sales charge	12.96%	1.64%	3.05%
FTSE EPRA/NAREIT Developed Index (Net)	17.45%	1.26%	3.09%
MSCI World Index (Net)	24.43%	13.11%	9.57%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$609,339,340
Total number of portfolio holdings	93
Total advisory fees paid	$4,336,302
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.08%
Equinix, Inc.	3.97%
Public Storage	3.96%
Rexford Industrial Realty, Inc.	3.20%
Mitsui Fudosan Co. Ltd.	2.97%
Realty Income Corp.	2.93%
Simon Property Group, Inc.	2.87%
Alexandria Real Estate Equities, Inc.	2.77%
UMH Properties, Inc., Series D, Pfd., 6.38%	2.21%
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038	2.13%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Real Estate Income Fund
Class C: ASRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class C)	$213	2.01%
How Did The Fund Perform During The Period?
• Global listed real estate equity and debt reported positive returns during the fiscal year ended August 31, 2024. The combination of falling inflation and central bank easing across the globe supported investor appetite for listed real estate, which benefited the fund on an absolute basis. However, the macro economic impact was felt most in cyclical property types with high leverage levels, which the Fund was underweight, negatively impacting relative performance.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 12.13%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 17.45%.
What contributed to performance?
Prologis Inc. |  Owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. During the period, the Fund's underweight position positively contributed to relative performance. Industrial fundamentals have decelerated amidst a weaker demand backdrop and elevated supply.
LEG Immobilien SE | Owns a portfolio of German apartments. The supply/demand dynamics of residential in Germany are very favorable. Occupancy is full, however, rent growth is constrained by regulation. The company had been penalized for carrying excessive financial leverage. However, it outperformed in the period as interest rates declined.
What detracted from performance?
Welltower Inc. |  Invests in senior housing and health care real estate properties across the US. The Fund's underweight position detracted from relative performance. Senior housing fundamentals continued to benefit from a post covid recovery, which provided the company with above average internal growth. We sold this position during the period.
Simon Property Group, Inc. | Owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties. The Fund's underweight position detracted from relative performance. Despite high interest rates, the middle- and high-income consumer remained resilient during the period, helping drive better than expected leasing demand in the mall sector.
CMBS Holdings | Commercial mortgage-backed securities (CMBS) holdings generated positive returns, but were unable to keep pace with surging equity markets, leading to negative relative performance. Exposure to several fixed rate CMBS holdings in the lodging and residential sectors detracted.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class C) —including sales charge	11.13%	0.87%	2.43%
Invesco Global Real Estate Income Fund (Class C) —excluding sales charge	12.13%	0.87%	2.43%
FTSE EPRA/NAREIT Developed Index (Net)	17.45%	1.26%	3.09%
MSCI World Index (Net)	24.43%	13.11%	9.57%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$609,339,340
Total number of portfolio holdings	93
Total advisory fees paid	$4,336,302
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.08%
Equinix, Inc.	3.97%
Public Storage	3.96%
Rexford Industrial Realty, Inc.	3.20%
Mitsui Fudosan Co. Ltd.	2.97%
Realty Income Corp.	2.93%
Simon Property Group, Inc.	2.87%
Alexandria Real Estate Equities, Inc.	2.77%
UMH Properties, Inc., Series D, Pfd., 6.38%	2.21%
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038	2.13%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Real Estate Income Fund
Class Y: ASRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class Y)	$108	1.01%
How Did The Fund Perform During The Period?
• Global listed real estate equity and debt reported positive returns during the fiscal year ended August 31, 2024. The combination of falling inflation and central bank easing across the globe supported investor appetite for listed real estate, which benefited the fund on an absolute basis. However, the macro economic impact was felt most in cyclical property types with high leverage levels, which the Fund was underweight, negatively impacting relative performance.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 13.29%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 17.45%.
What contributed to performance?
Prologis Inc. |  Owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. During the period, the Fund's underweight position positively contributed to relative performance. Industrial fundamentals have decelerated amidst a weaker demand backdrop and elevated supply.
LEG Immobilien SE | Owns a portfolio of German apartments. The supply/demand dynamics of residential in Germany are very favorable. Occupancy is full, however, rent growth is constrained by regulation. The company had been penalized for carrying excessive financial leverage. However, it outperformed in the period as interest rates declined.
What detracted from performance?
Welltower Inc. |  Invests in senior housing and health care real estate properties across the US. The Fund's underweight position detracted from relative performance. Senior housing fundamentals continued to benefit from a post covid recovery, which provided the company with above average internal growth. We sold this position during the period.
Simon Property Group, Inc. | Owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties. The Fund's underweight position detracted from relative performance. Despite high interest rates, the middle- and high-income consumer remained resilient during the period, helping drive better than expected leasing demand in the mall sector.
CMBS Holdings | Commercial mortgage-backed securities (CMBS) holdings generated positive returns, but were unable to keep pace with surging equity markets, leading to negative relative performance. Exposure to several fixed rate CMBS holdings in the lodging and residential sectors detracted.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class Y)	13.29%	1.89%	3.31%
FTSE EPRA/NAREIT Developed Index (Net)	17.45%	1.26%	3.09%
MSCI World Index (Net)	24.43%	13.11%	9.57%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$609,339,340
Total number of portfolio holdings	93
Total advisory fees paid	$4,336,302
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.08%
Equinix, Inc.	3.97%
Public Storage	3.96%
Rexford Industrial Realty, Inc.	3.20%
Mitsui Fudosan Co. Ltd.	2.97%
Realty Income Corp.	2.93%
Simon Property Group, Inc.	2.87%
Alexandria Real Estate Equities, Inc.	2.77%
UMH Properties, Inc., Series D, Pfd., 6.38%	2.21%
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038	2.13%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Real Estate Income Fund
Class R5: ASRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R5)	$97	0.91%
How Did The Fund Perform During The Period?
• Global listed real estate equity and debt reported positive returns during the fiscal year ended August 31, 2024. The combination of falling inflation and central bank easing across the globe supported investor appetite for listed real estate, which benefited the fund on an absolute basis. However, the macro economic impact was felt most in cyclical property types with high leverage levels, which the Fund was underweight, negatively impacting relative performance.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 13.38%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 17.45%.
What contributed to performance?
Prologis Inc. |  Owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. During the period, the Fund's underweight position positively contributed to relative performance. Industrial fundamentals have decelerated amidst a weaker demand backdrop and elevated supply.
LEG Immobilien SE | Owns a portfolio of German apartments. The supply/demand dynamics of residential in Germany are very favorable. Occupancy is full, however, rent growth is constrained by regulation. The company had been penalized for carrying excessive financial leverage. However, it outperformed in the period as interest rates declined.
What detracted from performance?
Welltower Inc. |  Invests in senior housing and health care real estate properties across the US. The Fund's underweight position detracted from relative performance. Senior housing fundamentals continued to benefit from a post covid recovery, which provided the company with above average internal growth. We sold this position during the period.
Simon Property Group, Inc. | Owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties. The Fund's underweight position detracted from relative performance. Despite high interest rates, the middle- and high-income consumer remained resilient during the period, helping drive better than expected leasing demand in the mall sector.
CMBS Holdings | Commercial mortgage-backed securities (CMBS) holdings generated positive returns, but were unable to keep pace with surging equity markets, leading to negative relative performance. Exposure to several fixed rate CMBS holdings in the lodging and residential sectors detracted.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R5)	13.38%	1.94%	3.38%
FTSE EPRA/NAREIT Developed Index (Net)	17.45%	1.26%	3.09%
MSCI World Index (Net)	24.43%	13.11%	9.57%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$609,339,340
Total number of portfolio holdings	93
Total advisory fees paid	$4,336,302
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.08%
Equinix, Inc.	3.97%
Public Storage	3.96%
Rexford Industrial Realty, Inc.	3.20%
Mitsui Fudosan Co. Ltd.	2.97%
Realty Income Corp.	2.93%
Simon Property Group, Inc.	2.87%
Alexandria Real Estate Equities, Inc.	2.77%
UMH Properties, Inc., Series D, Pfd., 6.38%	2.21%
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038	2.13%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Real Estate Income Fund
Class R6: ASRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R6)	$90	0.84%
How Did The Fund Perform During The Period?
• Global listed real estate equity and debt reported positive returns during the fiscal year ended August 31, 2024. The combination of falling inflation and central bank easing across the globe supported investor appetite for listed real estate, which benefited the fund on an absolute basis. However, the macro economic impact was felt most in cyclical property types with high leverage levels, which the Fund was underweight, negatively impacting relative performance.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 13.58%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 17.45%.
What contributed to performance?
Prologis Inc. |  Owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. During the period, the Fund's underweight position positively contributed to relative performance. Industrial fundamentals have decelerated amidst a weaker demand backdrop and elevated supply.
LEG Immobilien SE | Owns a portfolio of German apartments. The supply/demand dynamics of residential in Germany are very favorable. Occupancy is full, however, rent growth is constrained by regulation. The company had been penalized for carrying excessive financial leverage. However, it outperformed in the period as interest rates declined.
What detracted from performance?
Welltower Inc. |  Invests in senior housing and health care real estate properties across the US. The Fund's underweight position detracted from relative performance. Senior housing fundamentals continued to benefit from a post covid recovery, which provided the company with above average internal growth. We sold this position during the period.
Simon Property Group, Inc. | Owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties. The Fund's underweight position detracted from relative performance. Despite high interest rates, the middle- and high-income consumer remained resilient during the period, helping drive better than expected leasing demand in the mall sector.
CMBS Holdings | Commercial mortgage-backed securities (CMBS) holdings generated positive returns, but were unable to keep pace with surging equity markets, leading to negative relative performance. Exposure to several fixed rate CMBS holdings in the lodging and residential sectors detracted.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R6)	13.58%	2.07%	3.48%
FTSE EPRA/NAREIT Developed Index (Net)	17.45%	1.26%	3.09%
MSCI World Index (Net)	24.43%	13.11%	9.57%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$609,339,340
Total number of portfolio holdings	93
Total advisory fees paid	$4,336,302
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.08%
Equinix, Inc.	3.97%
Public Storage	3.96%
Rexford Industrial Realty, Inc.	3.20%
Mitsui Fudosan Co. Ltd.	2.97%
Realty Income Corp.	2.93%
Simon Property Group, Inc.	2.87%
Alexandria Real Estate Equities, Inc.	2.77%
UMH Properties, Inc., Series D, Pfd., 6.38%	2.21%
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038	2.13%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class A: ACGIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class A)	$88	0.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 22.39%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class A) —including sales charge	15.67%	10.82%	8.12%
Invesco Growth and Income Fund (Class A) —excluding sales charge	22.39%	12.08%	8.74%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class C: ACGKX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class C)	$169	1.53%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 21.44%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class C) —including sales charge	20.44%	11.27%	8.11%
Invesco Growth and Income Fund (Class C) —excluding sales charge	21.44%	11.27%	8.11%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class R: ACGLX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R)	$115	1.04%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 22.03%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R)	22.03%	11.80%	8.46%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class Y: ACGMX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class Y)	$60	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 22.67%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class Y)	22.67%	12.36%	9.01%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class R5: ACGQX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R5)	$56	0.50%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 22.69%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R5)	22.69%	12.42%	9.09%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Growth and Income Fund
Class R6: GIFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R6)	$48	0.43%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. The Fund underperformed the broader market due to its underweight exposure to large-cap information technology and communication services securities that drove a large portion of market returns in the period.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 22.77%. For the same time period, the Russell 1000® Value Index returned 21.15%.
What contributed to performance?
Wells Fargo |  Though net interest income declined, the bank’s fee-based revenue increased, and earnings exceeded expectations. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Bank of America | The bank reported an acceleration in non-interest income, and it continues to take share in investment banking and capital markets. The stock benefitted from enthusiasm around lower interest rates, which could boost mergers and acquisitions, other business activity and loan growth.
KKR | The private equity firm reported higher assets under management that contributed to better-than-expected earnings. The company also completed the purchase of its remaining stake in insurer Global Atlantic, bringing its ownership to 100%. Shares rose following the transaction.
What detracted from performance?
Charter Communications |  The cable and broadband operator’s earnings fell short of expectations due to continued loss of broadband subscribers. We sold this position during the period.
Bristol-Myers Squibb | Shares of the drugmaker came under pressure due to investor concerns about upcoming patent expirations for some of its best-selling products. Weaker-than-expected sales of the drugmaker’s anti-cancer medication Opdivo also weighed on the stock.
Las Vegas Sands | The casino operator has continued to suffer from the lingering effects of the pandemic, as tourism in Macau has been slow to recover. A slow Chinese economy has also contributed to weaker performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R6)	22.77%	12.51%	9.18%
Russell 1000® Value Index	21.15%	11.16%	8.85%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$4,206,083,062
Total number of portfolio holdings	110
Total advisory fees paid	$14,251,520
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.26%
Bank of America Corp.	3.23%
Exxon Mobil Corp.	2.31%
CBRE Group, Inc., Class A	2.29%
Parker-Hannifin Corp.	2.17%
Johnson & Johnson	2.15%
Alphabet, Inc., Class A	2.12%
Johnson Controls International PLC	2.09%
Amazon.com, Inc.	2.02%
ConocoPhillips	1.93%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class A: SCAUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class A)	$119	1.09%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 18.49%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class A) —including sales charge	11.93%	6.56%	4.21%
Invesco Income Advantage U.S. Fund (Class A) —excluding sales charge	18.49%	7.78%	4.79%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class C: SCCUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class C)	$200	1.84%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 17.61%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class C) —including sales charge	16.61%	6.98%	4.16%
Invesco Income Advantage U.S. Fund (Class C) —excluding sales charge	17.61%	6.98%	4.16%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class R: SCRUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R)	$146	1.34%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 18.15%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R)	18.15%	7.50%	4.53%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class Y: SCAYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class Y)	$92	0.84%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 18.85%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class Y)	18.85%	8.05%	5.06%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Investor Class: SCNUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Investor Class)	$119	1.09%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Investor Class shares of the Fund returned 18.56%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Investor Class)	18.56%	7.77%	4.79%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class R5: SCIUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R5)	$83	0.76%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 18.83%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R5)	18.83%	8.14%	5.19%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Income Advantage U.S. Fund
Class R6: SLESX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R6)	$83	0.76%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 18.72%. For the same time period, the S&P 500® Index returned 27.14%.
What contributed to performance?
Diversified US Stock Portfolio |  The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the S&P 500® Index ("benchmark index"), provided growth over the prior 12 months and performed in-line with the benchmark index.
What detracted from performance?
Equity-Linked Notes |  The defensive and income-producing options component, of the Fund's investments in equity-linked notes, helped mitigate heightened market volatility, particularly in early August 2024. However, due to the defensive nature of the investments, it detracted from overall portfolio performance when markets generally trended upwards over the prior 12 months. Note that although it detracted from overall Fund performance, the options component of the equity-linked notes investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R6)	18.72%	8.14%	5.07%
S&P 500® Index	27.14%	15.92%	12.98%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$222,448,145
Total number of portfolio holdings	385
Total advisory fees paid	$1,102,446
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	4.25%
NVIDIA Corp.	3.16%
Apple, Inc.	2.85%
Meta Platforms, Inc., Class A	2.69%
Alphabet, Inc., Class A	2.66%
Amazon.com, Inc.	2.08%
Berkshire Hathaway, Inc., Class B	1.76%
Johnson & Johnson	1.45%
Visa, Inc., Class A	1.42%
JPMorgan Chase & Co.	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect an increased emphasis on Equity-Linked Notes and decreased emphasis on Preferred Securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco NASDAQ 100 Index Fund
Class R6: IVNQX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco NASDAQ 100 Index Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco NASDAQ 100 Index Fund (Class R6)	$33	0.29%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. Because the Fund holds a large proportion of U.S. large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Index”).
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 26.89%, which differed from the return of the Index, 27.30%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Information technology sector, followed by the communication services and consumer discretionary sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and Meta Platforms, a communication services company.
What detracted from performance?
Sector Allocations |  Real estate sector.
Positions | Tesla, Inc., a consumer discretionary company, and Intel Corp., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (10/13/20)
Invesco NASDAQ 100 Index Fund (Class R6)	26.89%	13.94%
Nasdaq-100® Index	27.30%	14.15%
Nasdaq Composite Index	27.15%	11.73%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Nasdaq-100® Index to the Nasdaq Composite Index to reflect that the Nasdaq Composite Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$98,426,605
Total number of portfolio holdings	106
Total advisory fees paid	$0
Portfolio turnover rate	7%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Apple, Inc.	8.90%
Microsoft Corp.	7.86%
NVIDIA Corp.	7.45%
Broadcom, Inc.	4.94%
Amazon.com, Inc.	4.71%
Meta Platforms, Inc., Class A	4.61%
Tesla, Inc.	2.62%
Costco Wholesale Corp.	2.59%
Alphabet, Inc., Class A	2.43%
Alphabet, Inc., Class C	2.35%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund modified its principal investment strategies to reflect changes made to the underlying index methodology.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco S&P 500 Index Fund
Class A: SPIAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class A)	$61	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. Because the Fund holds a large proportion of U.S. large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 26.45%, which differed from the return of the Index, 27.14%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Information technology sector, followed by the financials and communication services sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Tesla, Inc., a consumer discretionary company, and Intel Corp., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class A) —including sales charge	19.48%	14.01%	11.73%
Invesco S&P 500 Index Fund (Class A) —excluding sales charge	26.45%	15.31%	12.36%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,334,591,169
Total number of portfolio holdings	508
Total advisory fees paid	$3,180,343
Portfolio turnover rate	1%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Apple, Inc.	6.81%
Microsoft Corp.	6.40%
NVIDIA Corp.	6.06%
Amazon.com, Inc.	3.37%
Meta Platforms, Inc., Class A	2.36%
Alphabet, Inc., Class A	1.98%
Berkshire Hathaway, Inc., Class B	1.78%
Alphabet, Inc., Class C	1.67%
Eli Lilly and Co.	1.58%
Broadcom, Inc.	1.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco S&P 500 Index Fund
Class C: SPICX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class C)	$145	1.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. Because the Fund holds a large proportion of U.S. large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 25.50%, which differed from the return of the Index, 27.14%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Information technology sector, followed by the financials and communication services sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Tesla, Inc., a consumer discretionary company, and Intel Corp., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class C) —including sales charge	24.50%	14.47%	11.70%
Invesco S&P 500 Index Fund (Class C) —excluding sales charge	25.50%	14.47%	11.70%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,334,591,169
Total number of portfolio holdings	508
Total advisory fees paid	$3,180,343
Portfolio turnover rate	1%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Apple, Inc.	6.81%
Microsoft Corp.	6.40%
NVIDIA Corp.	6.06%
Amazon.com, Inc.	3.37%
Meta Platforms, Inc., Class A	2.36%
Alphabet, Inc., Class A	1.98%
Berkshire Hathaway, Inc., Class B	1.78%
Alphabet, Inc., Class C	1.67%
Eli Lilly and Co.	1.58%
Broadcom, Inc.	1.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco S&P 500 Index Fund
Class Y: SPIDX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class Y)	$33	0.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. Because the Fund holds a large proportion of U.S. large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 26.75%, which differed from the return of the Index, 27.14%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Information technology sector, followed by the financials and communication services sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Tesla, Inc., a consumer discretionary company, and Intel Corp., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class Y)	26.75%	15.59%	12.64%
S&P 500® Index	27.14%	15.92%	12.98%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,334,591,169
Total number of portfolio holdings	508
Total advisory fees paid	$3,180,343
Portfolio turnover rate	1%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Apple, Inc.	6.81%
Microsoft Corp.	6.40%
NVIDIA Corp.	6.06%
Amazon.com, Inc.	3.37%
Meta Platforms, Inc., Class A	2.36%
Alphabet, Inc., Class A	1.98%
Berkshire Hathaway, Inc., Class B	1.78%
Alphabet, Inc., Class C	1.67%
Eli Lilly and Co.	1.58%
Broadcom, Inc.	1.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco S&P 500 Index Fund
Class R6: SPISX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class R6)	$22	0.19%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2024, U.S. large-cap equities benefited from investment themes levered to artificial intelligence technology and investor anticipation that slowing inflation would cause the Federal Reserve to ease monetary policy. Because the Fund holds a large proportion of U.S. large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the “Index”).
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 26.87%, which differed from the return of the Index, 27.14%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations |  Information technology sector, followed by the financials and communication services sectors, respectively.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations |  No sector detracted from fund performance in the period.
Positions | Tesla, Inc., a consumer discretionary company, and Intel Corp., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class R6)	26.87%	15.68%	12.63%
S&P 500® Index	27.14%	15.92%	12.98%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund's Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,334,591,169
Total number of portfolio holdings	508
Total advisory fees paid	$3,180,343
Portfolio turnover rate	1%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
Apple, Inc.	6.81%
Microsoft Corp.	6.40%
NVIDIA Corp.	6.06%
Amazon.com, Inc.	3.37%
Meta Platforms, Inc., Class A	2.36%
Alphabet, Inc., Class A	1.98%
Berkshire Hathaway, Inc., Class B	1.78%
Alphabet, Inc., Class C	1.67%
Eli Lilly and Co.	1.58%
Broadcom, Inc.	1.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class A: OOSAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class A)	$113	1.08%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 9.35%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class A) —including sales charge	5.86%	3.31%	3.06%
Invesco Senior Floating Rate Fund (Class A) —excluding sales charge	9.35%	4.01%	3.40%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Senior Floating Rate Fund were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class A shares of Oppenheimer Senior Floating Rate Fund. Share class returns will differ from Oppenheimer Senior Floating Rate Fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class C: OOSCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class C)	$191	1.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 8.53%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class C) —including sales charge	7.70%	3.26%	2.77%
Invesco Senior Floating Rate Fund (Class C) —excluding sales charge	8.53%	3.26%	2.77%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Senior Floating Rate Fund were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class C of the Oppenheimer Senior Floating Rate Fund. Share class returns will differ from Oppenheimer Senior Floating Rate Fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class R: OOSNX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R)	$139	1.33%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R shares of the Fund returned 9.07%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R)	9.07%	3.78%	3.15%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Senior Floating Rate Fund were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class R of the Oppenheimer Senior Floating Rate Fund. Share class returns will differ from Oppenheimer Senior Floating Rate Fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class Y: OOSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class Y)	$87	0.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 9.45%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class Y)	9.45%	4.29%	3.66%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Senior Floating Rate Fund were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class Y of the Oppenheimer Senior Floating Rate Fund. Share class returns will differ from Oppenheimer Senior Floating Rate Fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class R5: SFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R5)	$83	0.79%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 9.68%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R5)	9.68%	4.36%	3.57%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Senior Floating Rate Fund's Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Senior Floating Rate Fund
Class R6: OOSIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R6)	$80	0.76%
How Did The Fund Perform During The Period?
• During the period, the senior loan market benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 9.55%. During the same time period, the JP Morgan Leveraged Loan Index returned 9.95%.
What contributed to relative performance?
• On a credit rating basis, the CCC and below ratings category acted as the largest contributors, while on an industry basis, the Service, Transportation and Chemicals sectors acted as the largest contributors.
• On an individual issuer basis, Commercial Barge Line Company, Inc., iQor US Inc. (no longer held at fiscal year-end) and Libbey Glass LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category acted as the largest detractors, while on an industry basis, the Healthcare, Technology and Gaming, Lodging, and Leisure sectors acted as the largest detractors.
• On an individual issuer basis, Hurtigruten Group AS, Robertshaw US Holding Corp. and MLN US HoldCo LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R6)	9.55%	4.39%	3.77%
JP Morgan Leveraged Loan Index	9.95%	5.97%	5.08%
Custom Invesco Senior Floating Rate Index	9.95%	5.97%	5.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
- Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the JP Morgan Leveraged Loan Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
- The Custom Invesco Senior Floating Rate Index reflects the performance of the Credit Suisse Leveraged Loan Index through September 30, 2014 and the JP Morgan Leveraged Loan Index from October 1, 2014.
- Effective after the close of business on May 24, 2019, Class R6 shares of Oppenheimer Senior Floating Rate Fund were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class R6 of the Oppenheimer Senior Floating Rate Fund. Share class returns will differ from Oppenheimer Senior Floating Rate Fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$3,032,555,705
Total number of portfolio holdings	557
Total advisory fees paid	$18,596,053
Portfolio turnover rate	48%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.26%
Monitronics International, Inc., Term Loan B, 13.01%, 06/30/2028	1.00%
ACNR Holdings, Inc.	0.90%
Spin Holdco, Inc., Term Loan, 9.60%, 03/04/2028	0.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan, 10.29%, 04/20/2028	0.79%
Sigma Holdco B.V., Term Loan B-9, 8.18%, 01/03/2028	0.75%
Carnival Corp., Term Loan B, 8.00%, 10/18/2028	0.74%
Restoration Forest Products Group, LLC	0.70%
Acrisure LLC, Term Loan B-6, 8.59%, 11/06/2030	0.65%
Ineos US Finance LLC, Term Loan, 8.50%, 02/18/2030	0.61%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	1.0%
BB+	1.5%
BB	7.7%
BB-	8.0%
B+	11.7%
B	22.7%
B-	19.6%
CCC+	6.3%
CCC	3.6%
CCC-	0.3%
CC	0.2%
D	1.0%
Non-Rated	9.9%
Equity	6.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Duration High Yield Municipal Fund
Class A: ISHAX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class A)	$94	0.90%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class A shares of the Fund, excluding sales charge, returned 8.33%. For the same time period, Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, underweight exposure and security selection among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, security selection among credits domiciled in Puerto Rico contributed to relative performance.
What detracted from performance?
   •  Security selection among the health care sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (10.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class A) —including sales charge	5.57%	0.50%	2.62%
Invesco Short Duration High Yield Municipal Fund (Class A) —excluding sales charge	8.33%	1.01%	2.91%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	2.28%	3.34%
S&P Municipal Bond High Yield Index	10.98%	2.90%	4.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.59%
S&P Municipal Bond Index	6.25%	1.19%	2.43%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,200,398,598
Total number of portfolio holdings	615
Total advisory fees paid	$4,982,671
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.76%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.35%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.99%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.91%
Children's Trust Fund, Series 2002, RB, 5.50%, 05/15/2039	0.86%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.85%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.84%
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB, 5.00%, 11/15/2038	0.73%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	0.72%
Arkansas (State of) Development Finance Authority (Green Bonds), Series 2022, RB, 5.45%, 09/01/2052	0.70%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Duration High Yield Municipal Fund
Class C: ISHCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class C)	$171	1.65%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class C shares of the Fund, excluding sales charge, returned 7.53%. For the same time period, Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, underweight exposure and security selection among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, security selection among credits domiciled in Puerto Rico contributed to relative performance.
What detracted from performance?
   •  Security selection among the health care sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (10.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class C) —including sales charge	6.53%	0.27%	2.22%
Invesco Short Duration High Yield Municipal Fund (Class C) —excluding sales charge	7.53%	0.27%	2.22%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	2.28%	3.34%
S&P Municipal Bond High Yield Index	10.98%	2.90%	4.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.59%
S&P Municipal Bond Index	6.25%	1.19%	2.43%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,200,398,598
Total number of portfolio holdings	615
Total advisory fees paid	$4,982,671
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.76%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.35%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.99%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.91%
Children's Trust Fund, Series 2002, RB, 5.50%, 05/15/2039	0.86%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.85%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.84%
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB, 5.00%, 11/15/2038	0.73%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	0.72%
Arkansas (State of) Development Finance Authority (Green Bonds), Series 2022, RB, 5.45%, 09/01/2052	0.70%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Duration High Yield Municipal Fund
Class Y: ISHYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class Y)	$68	0.65%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 8.48%. For the same time period, Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, underweight exposure and security selection among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, security selection among credits domiciled in Puerto Rico contributed to relative performance.
What detracted from performance?
   •  Security selection among the health care sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (10.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class Y)	8.48%	1.25%	3.16%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	2.28%	3.34%
S&P Municipal Bond High Yield Index	10.98%	2.90%	4.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.59%
S&P Municipal Bond Index	6.25%	1.19%	2.43%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,200,398,598
Total number of portfolio holdings	615
Total advisory fees paid	$4,982,671
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.76%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.35%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.99%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.91%
Children's Trust Fund, Series 2002, RB, 5.50%, 05/15/2039	0.86%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.85%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.84%
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB, 5.00%, 11/15/2038	0.73%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	0.72%
Arkansas (State of) Development Finance Authority (Green Bonds), Series 2022, RB, 5.45%, 09/01/2052	0.70%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Duration High Yield Municipal Fund
Class R5: ISHFX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R5)	$61	0.58%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class R5 shares of the Fund returned 8.73%. For the same time period, Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, underweight exposure and security selection among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, security selection among credits domiciled in Puerto Rico contributed to relative performance.
What detracted from performance?
   •  Security selection among the health care sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (10.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class R5)	8.73%	1.41%	3.27%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	2.28%	3.34%
S&P Municipal Bond High Yield Index	10.98%	2.90%	4.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.59%
S&P Municipal Bond Index	6.25%	1.19%	2.43%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,200,398,598
Total number of portfolio holdings	615
Total advisory fees paid	$4,982,671
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.76%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.35%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.99%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.91%
Children's Trust Fund, Series 2002, RB, 5.50%, 05/15/2039	0.86%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.85%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.84%
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB, 5.00%, 11/15/2038	0.73%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	0.72%
Arkansas (State of) Development Finance Authority (Green Bonds), Series 2022, RB, 5.45%, 09/01/2052	0.70%
Credit sector allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund's net expense ratio decreased from the prior fiscal year end as a result of a change in operating expenses.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Duration High Yield Municipal Fund
Class R6: ISHSX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R6)	$61	0.58%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 8.68%. For the same time period, Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, underweight exposure and security selection among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, security selection among credits domiciled in Puerto Rico contributed to relative performance.
What detracted from performance?
   •  Security selection among the health care sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (10.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class R6)	8.68%	1.31%	3.16%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	2.28%	3.34%
S&P Municipal Bond High Yield Index	10.98%	2.90%	4.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.59%
S&P Municipal Bond Index	6.25%	1.19%	2.43%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
- Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,200,398,598
Total number of portfolio holdings	615
Total advisory fees paid	$4,982,671
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.76%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.35%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.99%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.91%
Children's Trust Fund, Series 2002, RB, 5.50%, 05/15/2039	0.86%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.85%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.84%
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB, 5.00%, 11/15/2038	0.73%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	0.72%
Arkansas (State of) Development Finance Authority (Green Bonds), Series 2022, RB, 5.45%, 09/01/2052	0.70%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Term Municipal Fund
Class A: ORSTX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class A)	$78	0.77%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class A shares of the Fund returned 3.53%. For the same time period, the S&P Municipal Bond Short Index returned 4.43%.
What contributed to performance?
•  During the fiscal year, an overweight allocation and security selection among the housing sector contributed to relative return. Security selection among BBB and BB-rated† bonds also added to relative performance. On a regional level, an underweight exposure and security selection among credits domiciled in California contributed to relative performance.
What detracted from performance?
•  Security selection among state and local general obligation bonds detracted from relative performance over the fiscal year. An overweight exposure and security selection among short duration bonds (0.99 years and shorter) also detracted from relative performance. On a regional level, security selection among credits domiciled in Texas detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class A)	3.53%	1.46%	1.66%
S&P Municipal Bond Short Index	4.43%	1.31%	1.35%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
S&P Municipal Bond Index	6.25%	1.19%	2.48%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond Short Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Short Term Municipal Fund were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class A shares of Oppenheimer Short Term Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,575,219,884
Total number of portfolio holdings	584
Total advisory fees paid	$6,467,115
Portfolio turnover rate	91%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
Citizens Property Insurance, Inc., Series 2015 A-1, RB, 5.00%, 12/01/2024	1.30%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	0.90%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.87%
North Texas Tollway Authority, Series 2015 A, Ref. RB, 5.00%, 01/01/2032	0.84%
Connecticut (State of), Series 2014 E, GO Bonds, 5.00%, 11/06/2024	0.84%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.55%, 04/01/2042	0.82%
New York City Housing Development Corp. (Sustainable Development Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.82%
Bay Area Toll Authority (San Francisco Bay Area), Series 2024, Ref. VRD RB, 2.35%, 04/01/2059	0.79%
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	0.78%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Term Municipal Fund
Class Y: ORSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class Y)	$53	0.52%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class Y shares of the Fund returned 3.80%. For the same time period, the S&P Municipal Bond Short Index returned 4.43%.
What contributed to performance?
•  During the fiscal year, an overweight allocation and security selection among the housing sector contributed to relative return. Security selection among BBB and BB-rated† bonds also added to relative performance. On a regional level, an underweight exposure and security selection among credits domiciled in California contributed to relative performance.
What detracted from performance?
•  Security selection among state and local general obligation bonds detracted from relative performance over the fiscal year. An overweight exposure and security selection among short duration bonds (0.99 years and shorter) also detracted from relative performance. On a regional level, security selection among credits domiciled in Texas detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class Y)	3.80%	1.71%	1.92%
S&P Municipal Bond Short Index	4.43%	1.31%	1.35%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
S&P Municipal Bond Index	6.25%	1.19%	2.48%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond Short Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Short Term Municipal Fund were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those for Class Y shares of Oppenheimer Short Term Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,575,219,884
Total number of portfolio holdings	584
Total advisory fees paid	$6,467,115
Portfolio turnover rate	91%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
Citizens Property Insurance, Inc., Series 2015 A-1, RB, 5.00%, 12/01/2024	1.30%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	0.90%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.87%
North Texas Tollway Authority, Series 2015 A, Ref. RB, 5.00%, 01/01/2032	0.84%
Connecticut (State of), Series 2014 E, GO Bonds, 5.00%, 11/06/2024	0.84%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.55%, 04/01/2042	0.82%
New York City Housing Development Corp. (Sustainable Development Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.82%
Bay Area Toll Authority (San Francisco Bay Area), Series 2024, Ref. VRD RB, 2.35%, 04/01/2059	0.79%
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	0.78%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Short Term Municipal Fund
Class R6: STMUX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class R6)	$46	0.45%
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, Class R6 shares of the Fund returned 4.15%. For the same time period, the S&P Municipal Bond Short Index returned 4.43%.
What contributed to performance?
•  During the fiscal year, an overweight allocation and security selection among the housing sector contributed to relative return. Security selection among BBB and BB-rated† bonds also added to relative performance. On a regional level, an underweight exposure and security selection among credits domiciled in California contributed to relative performance.
What detracted from performance?
•  Security selection among state and local general obligation bonds detracted from relative performance over the fiscal year. An overweight exposure and security selection among short duration bonds (0.99 years and shorter) also detracted from relative performance. On a regional level, security selection among credits domiciled in Texas detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class R6)	4.15%	1.90%	1.89%
S&P Municipal Bond Short Index	4.43%	1.31%	1.35%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
S&P Municipal Bond Index	6.25%	1.19%	2.48%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond Short Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the Oppenheimer Short Term Municipal Fund's Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$1,575,219,884
Total number of portfolio holdings	584
Total advisory fees paid	$6,467,115
Portfolio turnover rate	91%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
Citizens Property Insurance, Inc., Series 2015 A-1, RB, 5.00%, 12/01/2024	1.30%
New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	0.90%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.87%
North Texas Tollway Authority, Series 2015 A, Ref. RB, 5.00%, 01/01/2032	0.84%
Connecticut (State of), Series 2014 E, GO Bonds, 5.00%, 11/06/2024	0.84%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.55%, 04/01/2042	0.82%
New York City Housing Development Corp. (Sustainable Development Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.82%
Bay Area Toll Authority (San Francisco Bay Area), Series 2024, Ref. VRD RB, 2.35%, 04/01/2059	0.79%
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	0.78%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco SMA Municipal Bond Fund
SMBMX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Invesco SMA Municipal Bond Fund (the “Fund”) for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco SMA Municipal Bond Fund	$0	0.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•  During the fiscal year ending August 31, 2024, the municipal bond market benefited from positive inflows, disinflation and strong credit fundamentals.
•  For the fiscal year ended August 31, 2024, the Fund returned 6.91%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index returned 8.33%.
What contributed to performance?
•  During the fiscal year, an underweight allocation among state and local general obligation bonds contributed to relative return. An underweight allocation among AAA and AA-rated† bonds also added to relative performance. On a regional level, overweight exposure and security selection among credits domiciled in Iowa contributed to relative performance.
What detracted from performance?
•  Security selection among the healthcare sector detracted from relative performance over the fiscal year. An underweight allocation among longer duration bonds (9.00 years and longer) also detracted from relative performance. On a regional level, security selection among credits domiciled in Florida detracted from results.
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations,including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (2/21/23)
Invesco SMA Municipal Bond Fund	6.91%	5.84%
Custom Invesco Short Duration High Yield Municipal Index	8.33%	6.77%
S&P Municipal Bond High Yield Index	10.98%	8.81%
Bloomberg U.S. Aggregate Bond Index	7.30%	5.56%
S&P Municipal Bond Index	6.25%	4.92%
- Effective April 1, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg U.S. Aggregate Bond Index to the S&P Municipal Bond Index. The Fund had previously changed its broad-based securities market benchmark from the S&P Municipal Bond High Yield Index to the Bloomberg U.S. Aggregate Bond Index in December 2023. The Fund believes the S&P Municipal Bond Index is a more appropriate comparison for evaluating the Fund's performance.
- The Custom Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2024)
Fund net assets	$11,559,775
Total number of portfolio holdings	41
Total advisory fees paid	$0
Portfolio turnover rate	44%
What Comprised The Fund's Holdings?
(as of August 31, 2024)
Top ten holdings
(% of net assets)
Main Street Natural Gas, Inc., Series 2023 A, RB, 5.00%, 06/01/2030	4.37%
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North), Series 2018, Ref. RB, 5.00%, 10/01/2024	4.32%
Black Belt Energy Gas District (The) (Gas), Series 2022 F, RB, 5.25%, 12/01/2027	4.19%
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation), Series 2016, Ref. RB, 5.00%, 07/15/2025	3.73%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.), Series 2022, Ref. RB, 5.00%, 12/01/2032	3.02%
Portland (Port of), OR (Green Bonds), Twenty Ninth Series 2023, RB, 5.25%, 07/01/2039	2.88%
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.), Series 2017, RB, 5.00%, 12/01/2037	2.67%
South Carolina (State of) Jobs-Economic Development Authority (Novant Health Obligated Group), Series 2024 A, RB, 5.25%, 11/01/2044	2.43%
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2024 B, Ref. RB, 5.00%, 12/01/2040	2.42%
Atlanta (City of), GA Urban Residential Finance Authority (GE Tower Apartments), Series 2023 B, RB, 5.75%, 06/01/2025	2.43%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended August 31, 2024.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023

Audit Fees	$ 658,126	$ 694,104
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 256,026	$ 277,192
All Other Fees	$ 0	$ 0
Total Fees	$ 914,152	$ 971,296
(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,121,000	$ 957,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,121 ,000	$ 957,000

(1) Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,608,000 for the fiscal year ended August 31, 2024 and $6,721,000 for the fiscal year ended August 31, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,985,026 for the fiscal year ended August 31, 2024 and $7,955,192 for the fiscal year ended August 31, 2023.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information	August 31, 2024
Invesco American Franchise Fund
Nasdaq:
A: VAFAX ■ C: VAFCX ■ R: VAFRX ■ Y: VAFIX ■ R5: VAFNX ■ R6: VAFFX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–99.64%
Advertising–1.29%
Trade Desk, Inc. (The), Class A(b)	1,950,392	$203,874,476
Aerospace & Defense–0.92%
TransDigm Group, Inc.	105,826	145,321,321
Application Software–1.83%
Cadence Design Systems, Inc.(b)	763,000	205,193,590
HubSpot, Inc.(b)	166,975	83,332,213
		288,525,803
Asset Management & Custody Banks–5.22%
Blackstone, Inc., Class A	2,608,341	371,323,425
KKR & Co., Inc., Class A	3,650,338	451,802,334
		823,125,759
Automotive Retail–0.58%
O’Reilly Automotive, Inc.(b)	81,548	92,146,794
Biotechnology–1.59%
Regeneron Pharmaceuticals, Inc.(b)	211,987	251,138,879
Broadline Retail–8.16%
Amazon.com, Inc.(b)	6,377,433	1,138,371,791
MercadoLibre, Inc. (Brazil)(b)	71,829	148,086,976
		1,286,458,767
Communications Equipment–2.36%
Arista Networks, Inc.(b)	815,470	288,170,788
Motorola Solutions, Inc.	189,817	83,906,707
		372,077,495
Construction Machinery & Heavy Transportation Equipment– 0.88%
Wabtec Corp.	817,726	138,661,798
Construction Materials–0.54%
Martin Marietta Materials, Inc.	158,161	84,483,280
Consumer Staples Merchandise Retail–0.55%
Costco Wholesale Corp.	97,268	86,800,018
Diversified Financial Services–0.20%
Apollo Global Management, Inc.	271,371	31,405,766
Diversified Metals & Mining–0.57%
Teck Resources Ltd., Class B (Canada)	1,864,435	89,306,436
Diversified Support Services–0.74%
Cintas Corp.	144,121	116,034,700
Electrical Components & Equipment–2.05%
Eaton Corp. PLC	474,668	145,689,849
Vertiv Holdings Co., Class A	2,142,617	177,901,490
		323,591,339
Financial Exchanges & Data–2.67%
Intercontinental Exchange, Inc.	491,546	79,409,256
S&P Global, Inc.	667,290	342,479,920
		421,889,176
Shares		Value
Food Distributors–0.66%
US Foods Holding Corp.(b)	1,749,796	$103,605,421
Health Care Equipment–3.90%
Boston Scientific Corp.(b)	1,817,737	148,672,709
DexCom, Inc.(b)	1,174,843	81,463,614
Intuitive Surgical, Inc.(b)	782,481	385,473,615
		615,609,938
Home Improvement Retail–1.24%
Lowe’s Cos., Inc.	789,543	196,201,435
Hotels, Resorts & Cruise Lines–1.17%
Booking Holdings, Inc.	47,310	184,945,671
Industrial Machinery & Supplies & Components–0.75%
Parker-Hannifin Corp.	196,125	117,714,225
Integrated Oil & Gas–1.11%
Suncor Energy, Inc. (Canada)(c)	4,306,576	174,588,591
Interactive Home Entertainment–1.16%
Nintendo Co. Ltd. (Japan)	1,412,800	76,833,971
Take-Two Interactive Software, Inc.(b)	655,165	105,946,732
		182,780,703
Interactive Media & Services–9.36%
Alphabet, Inc., Class A	4,554,423	744,101,630
Meta Platforms, Inc., Class A	1,404,458	732,158,000
		1,476,259,630
Investment Banking & Brokerage–0.99%
Goldman Sachs Group, Inc. (The)	307,286	156,792,681
Life Sciences Tools & Services–0.47%
Danaher Corp.	273,158	73,564,181
Movies & Entertainment–2.71%
Netflix, Inc.(b)	464,277	325,620,674
Spotify Technology S.A. (Sweden)(b)	298,694	102,416,199
		428,036,873
Passenger Ground Transportation–1.16%
Uber Technologies, Inc.(b)	2,501,488	182,933,817
Pharmaceuticals–3.24%
Eli Lilly and Co.	532,393	511,107,928
Semiconductor Materials & Equipment–1.29%
ASML Holding N.V., New York Shares (Netherlands)	226,056	204,325,237
Semiconductors–16.05%
Advanced Micro Devices, Inc.(b)	448,704	66,659,466
Broadcom, Inc.	3,097,220	504,289,360
Monolithic Power Systems, Inc.	257,012	240,223,976
NVIDIA Corp.	14,408,896	1,719,989,916
		2,531,162,718
Systems Software–11.52%
Microsoft Corp.	3,620,260	1,510,155,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco American Franchise Fund

Shares		Value
Systems Software–(continued)
ServiceNow, Inc.(b)	358,225	$306,282,375
		1,816,437,631
Technology Hardware, Storage & Peripherals–9.36%
Apple, Inc.	6,444,633	1,475,820,957
Trading Companies & Distributors–0.60%
United Rentals, Inc.	126,880	94,051,069
Transaction & Payment Processing Services–2.75%
Fiserv, Inc.(b)	683,343	119,311,688
Visa, Inc., Class A(c)	1,139,156	314,828,544
		434,140,232
Total Common Stocks & Other Equity Interests (Cost $7,096,033,252)		15,714,920,745
Money Market Funds–0.38%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(e)	21,282,864	21,282,864
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(e)	39,516,202	39,516,202
Total Money Market Funds (Cost $60,799,066)		60,799,066
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $7,156,832,318)		15,775,719,811
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.97%
Invesco Private Government Fund, 5.28%(d)(e)(f)	42,294,645	$42,294,645
Invesco Private Prime Fund, 5.46%(d)(e)(f)	110,316,140	110,360,267
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $152,650,012)		152,654,912
TOTAL INVESTMENTS IN SECURITIES–100.99% (Cost $7,309,482,330)		15,928,374,723
OTHER ASSETS LESS LIABILITIES—(0.99)%		(156,809,720)
NET ASSETS–100.00%		$15,771,565,003
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,193,539	$648,676,549	$(643,587,224)	$-	$-	$21,282,864	$1,517,935
Invesco Liquid Assets Portfolio, Institutional Class	11,559,894	422,329,918	(433,887,615)	(121)	(2,076)	-	975,388
Invesco Treasury Portfolio, Institutional Class	18,506,902	795,619,189	(774,609,889)	-	-	39,516,202	1,855,327
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	203,220,752	922,022,290	(1,082,948,397)	-	-	42,294,645	7,360,064*
Invesco Private Prime Fund	522,567,644	1,994,326,829	(2,406,751,690)	(22,592)	240,076	110,360,267	20,017,881*
Total	$772,048,731	$4,782,974,775	$(5,341,784,815)	$(22,713)	$238,000	$213,453,978	$31,726,595

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco American Franchise Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $7,096,033,252)*	$15,714,920,745
Investments in affiliated money market funds, at value (Cost $213,449,078)	213,453,978
Foreign currencies, at value (Cost $1,085)	1,112
Receivable for:
Fund shares sold	1,514,335
Dividends	8,002,591
Investment for trustee deferred compensation and retirement plans	2,211,406
Other assets	163,394
Total assets	15,940,267,561
Liabilities:
Payable for:
Fund shares reacquired	6,446,671
Collateral upon return of securities loaned	152,650,012
Accrued fees to affiliates	6,923,680
Accrued trustees’ and officers’ fees and benefits	14,331
Accrued other operating expenses	342,237
Trustee deferred compensation and retirement plans	2,325,627
Total liabilities	168,702,558
Net assets applicable to shares outstanding	$15,771,565,003
Net assets consist of:
Shares of beneficial interest	$6,844,328,143
Distributable earnings	8,927,236,860
$15,771,565,003
Net Assets:
Class A	$14,820,036,338
Class C	$116,625,515
Class R	$100,589,127
Class Y	$565,271,312
Class R5	$61,422,029
Class R6	$107,620,682
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	535,109,853
Class C	5,234,542
Class R	3,841,871
Class Y	19,262,226
Class R5	2,080,040
Class R6	3,588,647
Class A:
Net asset value per share	$27.70
Maximum offering price per share (Net asset value of $27.70 ÷ 94.50%)	$29.31
Class C:
Net asset value and offering price per share	$22.28
Class R:
Net asset value and offering price per share	$26.18
Class Y:
Net asset value and offering price per share	$29.35
Class R5:
Net asset value and offering price per share	$29.53
Class R6:
Net asset value and offering price per share	$29.99

*	At August 31, 2024, securities with an aggregate value of $148,540,195 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco American Franchise Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $1,393,523)	$74,638,325
Dividends from affiliated money market funds (includes net securities lending income of $756,815)	5,105,465
Total investment income	79,743,790
Expenses:
Advisory fees	80,468,174
Administrative services fees	2,061,203
Custodian fees	125,101
Distribution fees:
Class A	33,414,830
Class C	1,130,861
Class R	416,977
Transfer agent fees — A, C, R and Y	15,831,262
Transfer agent fees — R5	49,529
Transfer agent fees — R6	27,782
Trustees’ and officers’ fees and benefits	145,111
Registration and filing fees	144,901
Reports to shareholders	1,418,244
Professional services fees	168,722
Other	215,639
Total expenses	135,618,336
Less: Fees waived and/or expense offset arrangement(s)	(394,893)
Net expenses	135,223,443
Net investment income (loss)	(55,479,653)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	950,693,503
Affiliated investment securities	238,000
Foreign currencies	(33,500)
950,898,003
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,998,414,578
Affiliated investment securities	(22,713)
Foreign currencies	18,263
2,998,410,128
Net realized and unrealized gain	3,949,308,131
Net increase in net assets resulting from operations	$3,893,828,478
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco American Franchise Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(55,479,653)	$(18,851,373)
Net realized gain (loss)	950,898,003	(434,509,200)
Change in net unrealized appreciation	2,998,410,128	2,667,427,265
Net increase in net assets resulting from operations	3,893,828,478	2,214,066,692
Distributions to shareholders from distributable earnings:
Class A	—	(743,113,224)
Class C	—	(7,974,418)
Class R	—	(3,890,838)
Class Y	—	(25,919,532)
Class R5	—	(2,323,344)
Class R6	—	(4,321,886)
Total distributions from distributable earnings	—	(787,543,242)
Share transactions–net:
Class A	(894,603,528)	(78,588,773)
Class C	(19,042,514)	(2,875,398)
Class R	9,016,167	9,323,787
Class Y	10,323,529	(35,372,792)
Class R5	4,994,144	1,573,371
Class R6	2,916,723	3,426,695
Net increase (decrease) in net assets resulting from share transactions	(886,395,479)	(102,513,110)
Net increase in net assets	3,007,432,999	1,324,010,340
Net assets:
Beginning of year	12,764,132,004	11,440,121,664
End of year	$15,771,565,003	$12,764,132,004
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco American Franchise Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$21.06	$(0.10)	$6.74	$6.64	$—	$27.70	31.53%	$14,820,036	0.96%	0.96%	(0.40)%	51%
Year ended 08/31/23	18.84	(0.03)	3.58	3.55	(1.33)	21.06	20.96	12,047,012	0.99	0.99	(0.18)	73
Year ended 08/31/22	32.86	(0.07)	(7.28)	(7.35)	(6.67)	18.84	(26.95)	10,777,375	0.95	0.95	(0.29)	97
Year ended 08/31/21	28.90	(0.14)	6.62	6.48	(2.52)	32.86	24.04	16,037,060	0.97	0.97	(0.47)	57
Year ended 08/31/20	21.27	(0.03)	9.17	9.14	(1.51)	28.90	45.42	13,733,417	1.00	1.00	(0.15)	52
Class C
Year ended 08/31/24	17.07	(0.22)	5.43	5.21	—	22.28	30.52	116,626	1.71	1.71	(1.15)	51
Year ended 08/31/23	15.65	(0.14)	2.89	2.75	(1.33)	17.07	20.07	105,284	1.74	1.74	(0.93)	73
Year ended 08/31/22	28.67	(0.21)	(6.14)	(6.35)	(6.67)	15.65	(27.50)	98,920	1.70	1.70	(1.04)	97
Year ended 08/31/21	25.70	(0.32)	5.81	5.49	(2.52)	28.67	23.11	164,671	1.72	1.72	(1.22)	57
Year ended 08/31/20	19.21	(0.18)	8.18	8.00	(1.51)	25.70	44.30	185,177	1.75	1.75	(0.90)	52
Class R
Year ended 08/31/24	19.96	(0.15)	6.37	6.22	—	26.18	31.16	100,589	1.21	1.21	(0.65)	51
Year ended 08/31/23	17.97	(0.07)	3.39	3.32	(1.33)	19.96	20.68	68,815	1.24	1.24	(0.43)	73
Year ended 08/31/22	31.73	(0.12)	(6.97)	(7.09)	(6.67)	17.97	(27.12)	51,531	1.20	1.20	(0.54)	97
Year ended 08/31/21	28.06	(0.21)	6.40	6.19	(2.52)	31.73	23.70	66,494	1.22	1.22	(0.72)	57
Year ended 08/31/20	20.75	(0.09)	8.91	8.82	(1.51)	28.06	45.00	50,219	1.25	1.25	(0.40)	52
Class Y
Year ended 08/31/24	22.26	(0.04)	7.13	7.09	—	29.35	31.85	565,271	0.71	0.71	(0.15)	51
Year ended 08/31/23	19.79	0.02	3.78	3.80	(1.33)	22.26	21.24	421,845	0.74	0.74	0.07	73
Year ended 08/31/22	34.08	(0.01)	(7.61)	(7.62)	(6.67)	19.79	(26.75)	410,990	0.70	0.70	(0.04)	97
Year ended 08/31/21	29.81	(0.07)	6.86	6.79	(2.52)	34.08	24.36	624,045	0.72	0.72	(0.22)	57
Year ended 08/31/20	21.85	0.03	9.44	9.47	(1.51)	29.81	45.74	496,757	0.75	0.75	0.10	52
Class R5
Year ended 08/31/24	22.39	(0.03)	7.17	7.14	—	29.53	31.89	61,422	0.70	0.70	(0.14)	51
Year ended 08/31/23	19.89	0.02	3.81	3.83	(1.33)	22.39	21.28	41,963	0.71	0.71	0.10	73
Year ended 08/31/22	34.22	(0.01)	(7.65)	(7.66)	(6.67)	19.89	(26.76)	35,453	0.69	0.69	(0.03)	97
Year ended 08/31/21	29.92	(0.06)	6.88	6.82	(2.52)	34.22	24.37	51,787	0.70	0.70	(0.20)	57
Year ended 08/31/20	21.91	0.04	9.48	9.52	(1.51)	29.92	45.85	43,712	0.70	0.70	0.15	52
Class R6
Year ended 08/31/24	22.73	(0.02)	7.28	7.26	—	29.99	31.94	107,621	0.63	0.63	(0.07)	51
Year ended 08/31/23	20.16	0.03	3.87	3.90	(1.33)	22.73	21.35	79,212	0.64	0.64	0.17	73
Year ended 08/31/22	34.55	0.01	(7.73)	(7.72)	(6.67)	20.16	(26.67)	65,853	0.62	0.62	0.04	97
Year ended 08/31/21	30.17	(0.04)	6.94	6.90	(2.52)	34.55	24.44	96,722	0.63	0.63	(0.13)	57
Year ended 08/31/20	22.07	0.05	9.56	9.61	(1.51)	30.17	45.93	69,977	0.62	0.62	0.23	52

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco American Franchise Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco American Franchise Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9	Invesco American Franchise Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $70,884 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Effective July 1, 2024, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Next $5 billion	0.520%
Next $5 billion	0.510%
Over $20 billion	0.500%
10	Invesco American Franchise Fund

Prior to July 1, 2024, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $84,757.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.
For the year ended August 31, 2024, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $1,147,218 in front-end sales commissions from the sale of Class A shares and $9,993 and $7,428 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $60,192 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
11	Invesco American Franchise Fund

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$15,638,086,774	$76,833,971	$—	$15,714,920,745
Money Market Funds	60,799,066	152,654,912	—	213,453,978
Total Investments	$15,698,885,840	$229,488,883	$—	$15,928,374,723
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $310,136.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Long-term capital gain	$—	$787,543,242

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$430,152,527
Net unrealized appreciation — investments	8,540,246,350
Net unrealized appreciation — foreign currencies	42,288
Temporary book/tax differences	(1,358,331)
Late-Year ordinary loss deferral	(41,845,974)
Shares of beneficial interest	6,844,328,143
Total net assets	$15,771,565,003
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $7,119,016,807 and $8,051,391,997, respectively. As of August 31, 2024, the aggregate cost of
12	Invesco American Franchise Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$8,670,158,258
Aggregate unrealized (depreciation) of investments	(129,911,908)
Net unrealized appreciation of investments	$8,540,246,350
Cost of investments for tax purposes is $7,388,128,373.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2024, undistributed net investment income (loss) was increased by $25,502,145, undistributed net realized gain was increased by $33,500 and shares of beneficial interest was decreased by $25,535,645. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	18,423,749	$444,361,079	16,986,519	$312,472,522
Class C	1,099,505	21,027,858	1,200,060	18,205,076
Class R	1,059,939	24,449,051	939,588	16,253,420
Class Y	4,759,033	122,828,021	3,856,890	73,499,009
Class R5	491,515	12,265,920	123,897	2,468,141
Class R6	1,081,882	28,104,972	914,776	17,859,766
Issued as reinvestment of dividends:
Class A	-	-	43,008,977	697,605,148
Class C	-	-	581,058	7,681,585
Class R	-	-	252,436	3,887,528
Class Y	-	-	1,107,125	18,942,913
Class R5	-	-	133,788	2,302,493
Class R6	-	-	233,360	4,074,460
Automatic conversion of Class C shares to Class A shares:
Class A	664,463	16,147,412	612,680	11,245,269
Class C	(823,034)	(16,147,412)	(751,411)	(11,245,269)
Reacquired:
Class A	(56,073,505)	(1,355,112,019)	(60,508,444)	(1,099,911,712)
Class C	(1,210,385)	(23,922,960)	(1,181,038)	(17,516,790)
Class R	(666,102)	(15,432,884)	(611,104)	(10,817,161)
Class Y	(4,449,984)	(112,504,492)	(6,781,586)	(127,814,714)
Class R5	(285,515)	(7,271,776)	(165,854)	(3,197,263)
Class R6	(978,673)	(25,188,249)	(929,900)	(18,507,531)
Net increase (decrease) in share activity	(36,907,112)	$(886,395,479)	(978,183)	$(102,513,110)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
13	Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
 We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14	Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods.   The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance
15	Invesco American Franchise Fund

period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were the same as and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group.   The Board noted that the Fund’s contractual management fee schedule was amended effective July 1, 2024 to add additional breakpoints for assets over $15 billion and $20 billion.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s actual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.  As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The
Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities
16	Invesco American Franchise Fund

Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17	Invesco American Franchise Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18	Invesco American Franchise Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19	Invesco American Franchise Fund

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Capital Appreciation Fund
Nasdaq:
A: OPTFX ■ C: OTFCX ■ R: OTCNX ■ Y: OTCYX ■ R5: CPTUX ■ R6: OPTIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–99.23%
Advertising–1.35%
Trade Desk, Inc. (The), Class A(b)	713,171	$74,547,765
Aerospace & Defense–1.15%
TransDigm Group, Inc.	45,988	63,151,181
Apparel Retail–1.23%
TJX Cos., Inc. (The)	576,651	67,623,863
Application Software–2.81%
Cadence Design Systems, Inc.(b)	241,966	65,071,916
HubSpot, Inc.(b)(c)	108,602	54,200,000
Tyler Technologies, Inc.(b)	61,142	35,943,548
		155,215,464
Asset Management & Custody Banks–2.98%
Ares Management Corp., Class A	376,100	55,061,040
KKR & Co., Inc., Class A	883,948	109,406,244
		164,467,284
Automobile Manufacturers–1.14%
Ferrari N.V. (Italy)(c)	126,777	62,981,545
Biotechnology–1.95%
Regeneron Pharmaceuticals, Inc.(b)	46,720	55,348,717
Vertex Pharmaceuticals, Inc.(b)	105,789	52,459,707
		107,808,424
Broadline Retail–7.81%
Amazon.com, Inc.(b)	2,077,516	370,836,606
MercadoLibre, Inc. (Brazil)(b)	29,006	59,800,510
		430,637,116
Building Products–0.78%
Trane Technologies PLC	119,667	43,278,767
Communications Equipment–2.06%
Arista Networks, Inc.(b)	241,024	85,173,061
Motorola Solutions, Inc.	63,847	28,222,928
		113,395,989
Construction & Engineering–1.23%
Quanta Services, Inc.	245,643	67,583,759
Consumer Finance–1.10%
American Express Co.	235,225	60,840,946
Consumer Staples Merchandise Retail–1.36%
Costco Wholesale Corp.	84,325	75,249,944
Diversified Support Services–0.76%
Cintas Corp.	51,841	41,738,226
Electrical Components & Equipment–1.99%
Eaton Corp. PLC	232,909	71,486,759
Vertiv Holdings Co., Class A	458,616	38,078,887
		109,565,646
Financial Exchanges & Data–1.19%
Moody’s Corp.	134,323	65,514,700
Shares		Value
Footwear–0.50%
Deckers Outdoor Corp.(b)	28,563	$27,400,200
Health Care Equipment–3.20%
Boston Scientific Corp.(b)	1,448,326	118,458,584
Intuitive Surgical, Inc.(b)	117,465	57,866,783
		176,325,367
Homebuilding–0.75%
D.R. Horton, Inc.	217,911	41,132,880
Industrial Machinery & Supplies & Components–0.87%
Parker-Hannifin Corp.	79,760	47,871,952
Interactive Media & Services–8.90%
Alphabet, Inc., Class C	1,528,518	252,373,607
Meta Platforms, Inc., Class A	457,170	238,327,293
		490,700,900
Investment Banking & Brokerage–0.85%
Goldman Sachs Group, Inc. (The)	92,194	47,041,989
Movies & Entertainment–3.24%
Netflix, Inc.(b)	175,789	123,289,615
Spotify Technology S.A. (Sweden)(b)	161,073	55,228,710
		178,518,325
Oil & Gas Exploration & Production–0.74%
Diamondback Energy, Inc.	208,439	40,668,533
Oil & Gas Storage & Transportation–0.25%
Targa Resources Corp.	94,686	13,909,373
Passenger Ground Transportation–1.19%
Uber Technologies, Inc.(b)	899,946	65,813,051
Pharmaceuticals–2.93%
Eli Lilly and Co.	168,383	161,651,048
Property & Casualty Insurance–1.48%
Progressive Corp. (The)	323,642	81,622,512
Real Estate Services–0.94%
CBRE Group, Inc., Class A(b)	452,418	52,091,409
Restaurants–0.84%
Chipotle Mexican Grill, Inc.(b)	825,393	46,288,039
Semiconductor Materials & Equipment–1.27%
ASML Holding N.V., New York Shares (Netherlands)	77,792	70,313,855
Semiconductors–15.41%
Broadcom, Inc.	1,065,170	173,430,979
Monolithic Power Systems, Inc.	91,768	85,773,714
NVIDIA Corp.	4,950,812	590,978,429
		850,183,122
Systems Software–11.14%
Microsoft Corp.	1,283,099	535,231,917
ServiceNow, Inc.(b)	92,703	79,261,065
		614,492,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Capital Appreciation Fund

Shares		Value
Technology Hardware, Storage & Peripherals–9.24%
Apple, Inc.	2,226,744	$509,924,376
Trading Companies & Distributors–0.85%
United Rentals, Inc.	63,309	46,928,429
Transaction & Payment Processing Services–3.75%
Fiserv, Inc.(b)	334,226	58,355,860
Mastercard, Inc., Class A(c)	152,489	73,704,033
Visa, Inc., Class A	271,214	74,955,413
		207,015,306
Total Common Stocks & Other Equity Interests (Cost $2,723,799,631)		5,473,494,267
Money Market Funds–0.82%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(e)	15,709,236	15,709,236
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(e)	29,174,090	29,174,090
Total Money Market Funds (Cost $44,883,326)		44,883,326
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $2,768,682,957)		5,518,377,593
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.13%
Invesco Private Government Fund, 5.28%(d)(e)(f)	2,023,728	$2,023,728
Invesco Private Prime Fund, 5.46%(d)(e)(f)	5,213,440	5,215,525
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,239,249)		7,239,253
TOTAL INVESTMENTS IN SECURITIES–100.18% (Cost $2,775,922,206)		5,525,616,846
OTHER ASSETS LESS LIABILITIES—(0.18)%		(9,774,846)
NET ASSETS–100.00%		$5,515,842,000
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,338,397	$306,200,891	$(302,830,052)	$-	$-	$15,709,236	$704,229
Invesco Liquid Assets Portfolio, Institutional Class	8,811,180	183,914,591	(192,728,365)	33	2,561	-	392,003
Invesco Treasury Portfolio, Institutional Class	14,101,025	391,603,731	(376,530,666)	-	-	29,174,090	928,357
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	43,066,889	727,211,961	(768,255,122)	-	-	2,023,728	1,365,377*
Invesco Private Prime Fund	110,743,431	1,341,819,902	(1,447,398,747)	117	50,822	5,215,525	3,411,108*
Total	$189,060,922	$2,950,751,076	$(3,087,742,952)	$150	$53,383	$52,122,579	$6,801,074

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Capital Appreciation Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $2,723,799,631)*	$5,473,494,267
Investments in affiliated money market funds, at value (Cost $52,122,575)	52,122,579
Cash	5,000,000
Foreign currencies, at value (Cost $289)	274
Receivable for:
Fund shares sold	904,876
Dividends	2,565,420
Investment for trustee deferred compensation and retirement plans	477,600
Other assets	81,404
Total assets	5,534,646,420
Liabilities:
Payable for:
Investments purchased	5,431,026
Fund shares reacquired	2,969,580
Collateral upon return of securities loaned	7,239,249
Accrued fees to affiliates	2,233,573
Accrued trustees’ and officers’ fees and benefits	350,452
Accrued other operating expenses	102,940
Trustee deferred compensation and retirement plans	477,600
Total liabilities	18,804,420
Net assets applicable to shares outstanding	$5,515,842,000
Net assets consist of:
Shares of beneficial interest	$2,666,243,565
Distributable earnings	2,849,598,435
$5,515,842,000
Net Assets:
Class A	$4,959,186,274
Class C	$167,666,308
Class R	$192,247,936
Class Y	$172,732,567
Class R5	$82,229
Class R6	$23,926,686
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	62,370,780
Class C	4,095,953
Class R	2,758,723
Class Y	1,861,386
Class R5	1,016
Class R6	253,290
Class A:
Net asset value per share	$79.51
Maximum offering price per share (Net asset value of $79.51 ÷ 94.50%)	$84.14
Class C:
Net asset value and offering price per share	$40.93
Class R:
Net asset value and offering price per share	$69.69
Class Y:
Net asset value and offering price per share	$92.80
Class R5:
Net asset value and offering price per share	$80.93
Class R6:
Net asset value and offering price per share	$94.46

*	At August 31, 2024, securities with an aggregate value of $7,171,262 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Capital Appreciation Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $90,455)	$27,189,197
Dividends from affiliated money market funds (includes net securities lending income of $172,888)	2,197,477
Total investment income	29,386,674
Expenses:
Advisory fees	28,530,126
Administrative services fees	712,540
Custodian fees	27,295
Distribution fees:
Class A	10,085,815
Class C	1,560,073
Class R	841,574
Transfer agent fees — A, C, R and Y	5,243,793
Transfer agent fees — R5	72
Transfer agent fees — R6	5,556
Trustees’ and officers’ fees and benefits	122,110
Registration and filing fees	116,044
Reports to shareholders	295,996
Professional services fees	89,411
Other	72,475
Total expenses	47,702,880
Less: Fees waived and/or expense offset arrangement(s)	(289,160)
Net expenses	47,413,720
Net investment income (loss)	(18,027,046)
Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	331,732,504
Affiliated investment securities	53,383
331,785,887
Change in net unrealized appreciation of:
Unaffiliated investment securities	1,064,155,137
Affiliated investment securities	150
Foreign currencies	2
1,064,155,289
Net realized and unrealized gain	1,395,941,176
Net increase in net assets resulting from operations	$1,377,914,130
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Capital Appreciation Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(18,027,046)	$(8,775,400)
Net realized gain (loss)	331,785,887	(211,301,583)
Change in net unrealized appreciation	1,064,155,289	821,400,137
Net increase in net assets resulting from operations	1,377,914,130	601,323,154
Distributions to shareholders from distributable earnings:
Class A	—	(29,171,892)
Class C	—	(2,131,574)
Class R	—	(1,132,464)
Class Y	—	(701,899)
Class R5	—	(606)
Class R6	—	(83,781)
Total distributions from distributable earnings	—	(33,222,216)
Share transactions–net:
Class A	(302,557,343)	(264,763,529)
Class C	(19,981,094)	(17,953,661)
Class R	192,378	(73,739)
Class Y	6,579,337	1,348,296
Class R5	(876)	(24,187)
Class R6	3,180,990	659,402
Net increase (decrease) in net assets resulting from share transactions	(312,586,608)	(280,807,418)
Net increase in net assets	1,065,327,522	287,293,520
Net assets:
Beginning of year	4,450,514,478	4,163,220,958
End of year	$5,515,842,000	$4,450,514,478
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Capital Appreciation Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$60.17	$(0.23)	$19.57	$19.34	$—	$79.51	32.15%(d)	$4,959,186	0.94%(d)	0.95%(d)	(0.35)%(d)	55%
Year ended 08/31/23	52.44	(0.10)	8.25	8.15	(0.42)	60.17	15.73(d)	4,017,461	0.97(d)	0.97(d)	(0.20)(d)	83
Year ended 08/31/22	88.67	(0.22)	(16.26)	(16.48)	(19.75)	52.44	(23.55)(d)	3,767,413	0.94(d)	0.94(d)	(0.35)(d)	70
Year ended 08/31/21	70.34	(0.35)	21.03	20.68	(2.35)	88.67	30.19(d)	5,364,306	0.95(d)	0.95(d)	(0.46)(d)	78
Year ended 08/31/20	62.38	(0.12)	21.17	21.05	(13.09)	70.34	39.41(d)	4,478,067	1.00(d)	1.00(d)	(0.22)(d)	31
Class C
Year ended 08/31/24	31.22	(0.40)	10.11	9.71	—	40.93	31.10	167,666	1.71	1.72	(1.12)	55
Year ended 08/31/23	27.63	(0.26)	4.27	4.01	(0.42)	31.22	14.86	145,370	1.74	1.74	(0.97)	83
Year ended 08/31/22	56.55	(0.40)	(8.77)	(9.17)	(19.75)	27.63	(24.16)	146,841	1.71	1.71	(1.12)	70
Year ended 08/31/21	46.01	(0.60)	13.49	12.89	(2.35)	56.55	29.17	221,514	1.73	1.73	(1.24)	78
Year ended 08/31/20	45.21	(0.39)	14.28	13.89	(13.09)	46.01	38.34	230,567	1.78	1.78	(1.00)	31
Class R
Year ended 08/31/24	52.88	(0.37)	17.18	16.81	—	69.69	31.79	192,248	1.21	1.22	(0.62)	55
Year ended 08/31/23	46.26	(0.21)	7.25	7.04	(0.42)	52.88	15.43	145,497	1.24	1.24	(0.47)	83
Year ended 08/31/22	80.77	(0.36)	(14.40)	(14.76)	(19.75)	46.26	(23.76)	127,130	1.21	1.21	(0.62)	70
Year ended 08/31/21	64.44	(0.51)	19.19	18.68	(2.35)	80.77	29.83	175,274	1.23	1.23	(0.74)	78
Year ended 08/31/20	58.28	(0.26)	19.51	19.25	(13.09)	64.44	39.04	147,187	1.28	1.28	(0.50)	31
Class Y
Year ended 08/31/24	70.07	(0.09)	22.82	22.73	—	92.80	32.43	172,733	0.71	0.72	(0.12)	55
Year ended 08/31/23	60.85	0.02	9.62	9.64	(0.42)	70.07	16.01	126,483	0.74	0.74	0.03	83
Year ended 08/31/22	99.48	(0.09)	(18.79)	(18.88)	(19.75)	60.85	(23.38)	108,866	0.71	0.71	(0.12)	70
Year ended 08/31/21	78.49	(0.21)	23.55	23.34	(2.35)	99.48	30.44	158,879	0.73	0.73	(0.24)	78
Year ended 08/31/20	68.08	0.01	23.49	23.50	(13.09)	78.49	39.75	114,061	0.78	0.78	0.00	31
Class R5
Year ended 08/31/24	61.11	(0.08)	19.90	19.82	—	80.93	32.43	82	0.71	0.71	(0.12)	55
Year ended 08/31/23	53.11	0.03	8.39	8.42	(0.42)	61.11	16.04	62	0.72	0.72	0.05	83
Year ended 08/31/22	89.38	(0.06)	(16.46)	(16.52)	(19.75)	53.11	(23.38)	77	0.70	0.70	(0.11)	70
Year ended 08/31/21	70.69	(0.14)	21.18	21.04	(2.35)	89.38	30.55	46	0.67	0.69	(0.18)	78
Year ended 08/31/20	62.44	0.07	21.27	21.34	(13.09)	70.69	39.90	36	0.67	0.67	0.11	31
Class R6
Year ended 08/31/24	71.27	(0.03)	23.22	23.19	—	94.46	32.54	23,927	0.64	0.64	(0.05)	55
Year ended 08/31/23	61.84	0.07	9.78	9.85	(0.42)	71.27	16.09	15,641	0.65	0.65	0.12	83
Year ended 08/31/22	100.70	(0.03)	(19.08)	(19.11)	(19.75)	61.84	(23.32)	12,895	0.63	0.63	(0.04)	70
Year ended 08/31/21	79.32	(0.12)	23.85	23.73	(2.35)	100.70	30.62	19,838	0.62	0.63	(0.13)	78
Year ended 08/31/20	68.60	0.10	23.71	23.81	(13.09)	79.32	39.91	14,514	0.63	0.67	0.15	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.23%, 0.23%, 0.22% and 0.22% for the years ended August 31, 2024, 2023, 2022, 2021 and 2020, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Capital Appreciation Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco Capital Appreciation Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9	Invesco Capital Appreciation Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $12,250 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.58%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services
10	Invesco Capital Appreciation Fund

to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $39,060.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $393,890 in front-end sales commissions from the sale of Class A shares and $6,078 and $5,568 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $5,438 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,473,494,267	$—	$—	$5,473,494,267
Money Market Funds	44,883,326	7,239,253	—	52,122,579
Total Investments	$5,518,377,593	$7,239,253	$—	$5,525,616,846
11	Invesco Capital Appreciation Fund

NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $250,100.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Long-term capital gain	$—	$33,222,216

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$120,022,832
Net unrealized appreciation — investments	2,745,718,099
Net unrealized appreciation (depreciation) — foreign currencies	(15)
Temporary book/tax differences	(804,879)
Late-Year ordinary loss deferral	(15,337,602)
Shares of beneficial interest	2,666,243,565
Total net assets	$5,515,842,000
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $2,689,480,616 and $3,023,556,410, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,766,009,392
Aggregate unrealized (depreciation) of investments	(20,291,293)
Net unrealized appreciation of investments	$2,745,718,099
Cost of investments for tax purposes is $2,779,898,747.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2024, undistributed net investment income (loss) was increased by $12,173,989 and shares of beneficial interest was decreased by $12,173,989. This reclassification had no effect on the net assets of the Fund.
12	Invesco Capital Appreciation Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2024		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	3,280,276	$228,286,535	2,848,488	$148,836,766
Class C	734,448	26,429,464	696,702	18,855,076
Class R	517,519	31,550,150	464,153	21,363,902
Class Y	871,482	70,802,064	671,686	40,535,147
Class R5	415	23,692	-	-
Class R6	102,670	8,882,854	68,973	4,249,700
Issued as reinvestment of dividends:
Class A	-	-	587,370	28,299,452
Class C	-	-	84,255	2,118,157
Class R	-	-	26,613	1,129,190
Class Y	-	-	10,602	593,926
Class R5	-	-	11	535
Class R6	-	-	1,300	74,042
Automatic conversion of Class C shares to Class A shares:
Class A	275,070	19,065,516	293,650	15,248,127
Class C	(532,278)	(19,065,516)	(562,734)	(15,248,127)
Reacquired:
Class A	(7,950,429)	(549,909,394)	(8,810,555)	(457,147,874)
Class C	(762,687)	(27,345,042)	(875,419)	(23,678,767)
Class R	(510,137)	(31,357,772)	(487,446)	(22,566,831)
Class Y	(815,247)	(64,222,727)	(666,224)	(39,780,777)
Class R5	(415)	(24,568)	(452)	(24,722)
Class R6	(68,825)	(5,701,864)	(59,356)	(3,664,340)
Net increase (decrease) in share activity	(4,858,138)	$(312,586,608)	(5,708,383)	$(280,807,418)
NOTE 11—Subsequent Event
Effective on or about December 20, 2024, the name of the Fund and all references thereto will change from Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund.
13	Invesco Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Capital Appreciation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14	Invesco Capital Appreciation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Capital Appreciation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its
15	Invesco Capital Appreciation Fund

subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
16	Invesco Capital Appreciation Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
17	Invesco Capital Appreciation Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
18	Invesco Capital Appreciation Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-CAPA-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

2	Schedule of Investments
30	Financial Statements
33	Financial Highlights
34	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Approval of Investment Advisory and Sub-Advisory Contracts
46	Tax Information
47	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–42.72%
Advertising–0.01%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$250,000	$244,430
Lamar Media Corp., 4.88%, 01/15/2029	250,000	245,763
		490,193
Aerospace & Defense–0.83%
BAE Systems PLC (United Kingdom),
5.13%, 03/26/2029(b)	2,631,000	2,686,469
5.50%, 03/26/2054(b)	1,351,000	1,379,140
Boeing Co. (The),
6.26%, 05/01/2027(b)(c)	1,139,000	1,172,087
6.30%, 05/01/2029(b)(c)	1,621,000	1,693,606
6.53%, 05/01/2034(b)	8,657,000	9,174,422
6.86%, 05/01/2054(b)	1,490,000	1,605,788
Howmet Aerospace, Inc., 4.85%, 10/15/2031	2,327,000	2,356,376
L3Harris Technologies, Inc., 5.40%, 07/31/2033	485,000	500,237
Lockheed Martin Corp.,
5.10%, 11/15/2027	451,000	463,767
4.50%, 02/15/2029	2,322,000	2,344,668
4.80%, 08/15/2034(c)	3,346,000	3,397,920
5.90%, 11/15/2063	311,000	348,524
RTX Corp.,
5.75%, 01/15/2029	1,402,000	1,472,928
6.00%, 03/15/2031	1,108,000	1,191,351
5.15%, 02/27/2033	1,357,000	1,391,909
6.40%, 03/15/2054	1,116,000	1,281,948
TransDigm, Inc.,
6.75%, 08/15/2028(b)	4,170,000	4,292,590
6.38%, 03/01/2029(b)	4,667,000	4,815,462
6.63%, 03/01/2032(b)	4,047,000	4,213,817
		45,783,009
Agricultural & Farm Machinery–0.14%
AGCO Corp.,
5.45%, 03/21/2027	1,135,000	1,152,716
5.80%, 03/21/2034(c)	2,174,000	2,237,437
John Deere Capital Corp., 5.10%, 04/11/2034	3,965,000	4,099,221
		7,489,374
Air Freight & Logistics–0.34%
GXO Logistics, Inc.,
6.25%, 05/06/2029	4,752,000	4,960,235
6.50%, 05/06/2034	2,848,000	2,961,095
United Parcel Service, Inc.,
5.15%, 05/22/2034(c)	2,847,000	2,953,403
5.50%, 05/22/2054(c)	5,030,000	5,237,076
5.60%, 05/22/2064	2,604,000	2,720,196
		18,832,005
Airport Services–0.01%
Mexico City Airport Trust (Mexico), 5.50%, 07/31/2047(b)	800,000	690,541
	Principal Amount	Value
Apparel Retail–0.00%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	$250,000	$224,261
Apparel, Accessories & Luxury Goods–0.02%
Tapestry, Inc., 7.00%, 11/27/2026(c)	1,162,000	1,198,881
Application Software–0.31%
Intuit, Inc., 5.20%, 09/15/2033(c)	1,734,000	1,807,604
Roper Technologies, Inc.,
4.50%, 10/15/2029	2,829,000	2,824,592
4.75%, 02/15/2032	2,274,000	2,272,889
4.90%, 10/15/2034	7,858,000	7,789,463
SS&C Technologies, Inc.,
5.50%, 09/30/2027(b)	500,000	499,916
6.50%, 06/01/2032(b)	1,956,000	2,020,496
		17,214,960
Asset Management & Custody Banks–1.11%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	13,118,000	13,020,097
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	2,349,000	2,470,336
5.15%, 05/15/2033	1,498,000	1,542,953
Ares Capital Corp.,
5.88%, 03/01/2029	69,000	70,183
5.95%, 07/15/2029	2,494,000	2,542,497
Bank of New York Mellon Corp. (The),
4.89%, 07/21/2028(d)	6,783,000	6,859,340
4.98%, 03/14/2030(d)	871,000	891,564
5.06%, 07/22/2032(d)	4,018,000	4,108,413
5.19%, 03/14/2035(c)(d)	672,000	686,650
5.61%, 07/21/2039(d)	3,339,000	3,462,177
Series J, 4.97%, 04/26/2034(d)	53,000	53,469
Blackstone Secured Lending Fund,
2.13%, 02/15/2027	4,993,000	4,626,344
5.88%, 11/15/2027	3,013,000	3,047,126
Northern Trust Corp., 6.13%, 11/02/2032	30,000	32,892
State Street Corp.,
5.68%, 11/21/2029(d)	3,069,000	3,215,789
6.12%, 11/21/2034(c)(d)	1,935,000	2,078,558
Series J, 6.70%(c)(d)(e)	11,967,000	12,312,104
		61,020,492
Automobile Manufacturers–0.86%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	775,000	759,361
American Honda Finance Corp., 4.90%, 01/10/2034	44,000	44,416
Daimler Truck Finance North America LLC (Germany),
5.00%, 01/15/2027(b)(c)	1,114,000	1,125,334
5.38%, 01/18/2034(b)(c)	955,000	979,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Core Plus Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	$2,179,000	$2,239,940
7.35%, 11/04/2027	198,000	209,486
6.80%, 05/12/2028	2,775,000	2,912,305
6.80%, 11/07/2028	1,835,000	1,934,743
7.20%, 06/10/2030	1,488,000	1,602,524
7.12%, 11/07/2033	1,559,000	1,685,444
Hyundai Capital America,
5.60%, 03/30/2028(b)	1,161,000	1,191,633
5.35%, 03/19/2029(b)	1,068,000	1,091,189
5.80%, 04/01/2030(b)(c)	263,000	275,028
Mercedes-Benz Finance North America LLC (Germany),
5.10%, 08/03/2028(b)(c)	1,702,000	1,740,758
4.85%, 01/11/2029(b)(c)	1,959,000	1,987,564
5.00%, 01/11/2034(b)(c)	937,000	942,209
5.13%, 08/01/2034(b)	8,085,000	8,165,250
Toyota Motor Credit Corp.,
5.25%, 09/11/2028(c)	1,108,000	1,144,868
4.55%, 08/09/2029(c)	3,114,000	3,141,238
5.10%, 03/21/2031	1,094,000	1,128,183
Volkswagen Group of America Finance LLC (Germany),
4.90%, 08/14/2026(b)	2,708,000	2,714,690
5.25%, 03/22/2029(b)(c)	3,908,000	3,978,181
4.95%, 08/15/2029(b)	3,119,000	3,129,578
5.60%, 03/22/2034(b)(c)	3,154,000	3,242,475
		47,366,139
Automotive Parts & Equipment–0.52%
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(b)	247,000	260,733
ERAC USA Finance LLC,
5.00%, 02/15/2029(b)	1,802,000	1,848,138
4.90%, 05/01/2033(b)	1,342,000	1,351,363
5.20%, 10/30/2034(b)	2,564,000	2,626,353
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	278,000	256,922
Phinia, Inc., 6.75%, 04/15/2029(b)	750,000	770,563
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	4,605,000	4,761,524
7.13%, 04/14/2030(b)(c)	6,851,000	7,186,048
6.75%, 04/23/2030(b)	3,597,000	3,700,410
6.88%, 04/23/2032(b)	5,755,000	5,983,784
		28,745,838
Automotive Retail–0.23%
Advance Auto Parts, Inc., 5.95%, 03/09/2028(c)	1,880,000	1,903,028
AutoZone, Inc., 5.20%, 08/01/2033	1,044,000	1,061,481
Group 1 Automotive, Inc.,
4.00%, 08/15/2028(b)(c)	800,000	757,420
6.38%, 01/15/2030(b)	118,000	120,338
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	800,000	762,714
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	500,000	488,643
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	7,138,000	7,127,057
	Principal Amount	Value
Automotive Retail–(continued)
Velocity Vehicle Group LLC, 8.00%, 06/01/2029(b)	$248,000	$258,266
		12,478,947
Biotechnology–0.38%
AbbVie, Inc.,
4.80%, 03/15/2029	3,141,000	3,209,780
5.05%, 03/15/2034(c)	3,892,000	4,012,045
5.35%, 03/15/2044	2,536,000	2,617,835
5.40%, 03/15/2054	2,966,000	3,075,983
5.50%, 03/15/2064	3,032,000	3,150,847
Amgen, Inc.,
5.25%, 03/02/2025	919,000	919,391
5.15%, 03/02/2028	1,139,000	1,163,634
5.25%, 03/02/2030	477,000	494,237
Gilead Sciences, Inc.,
5.25%, 10/15/2033(c)	1,049,000	1,093,217
5.55%, 10/15/2053	887,000	922,380
		20,659,349
Brewers–0.01%
Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L. (Guatemala), 5.25%, 04/27/2029(b)	400,000	385,518
Cia Cervecerias Unidas S.A. (Chile), 3.35%, 01/19/2032(b)	250,000	220,752
		606,270
Broadline Retail–0.03%
Alibaba Group Holding Ltd. (China), 4.20%, 12/06/2047	600,000	502,985
Falabella S.A. (Chile), 3.75%, 10/30/2027(b)	200,000	190,077
Kohl’s Corp., 4.25%, 07/17/2025	250,000	247,882
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)	250,000	245,332
Prosus N.V. (China), 4.19%, 01/19/2032(b)	200,000	182,052
		1,368,328
Building Products–0.05%
Carrier Global Corp., 5.90%, 03/15/2034	528,000	569,931
Lennox International, Inc., 5.50%, 09/15/2028	1,472,000	1,520,299
Sisecam UK PLC (Turkey), 8.63%, 05/02/2032(b)	800,000	828,302
		2,918,532
Cable & Satellite–0.29%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(b)(c)	500,000	490,433
6.38%, 09/01/2029(b)(c)	3,948,000	3,902,876
7.38%, 03/01/2031(b)(c)	3,880,000	3,951,761
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.65%, 02/01/2034	$2,744,000	$2,860,452
Comcast Corp., 5.50%, 11/15/2032(c)	910,000	961,181
Cox Communications, Inc.,
5.70%, 06/15/2033(b)	420,000	429,252
5.80%, 12/15/2053(b)	2,382,000	2,324,076
Sirius XM Radio, Inc., 4.00%, 07/15/2028(b)	250,000	234,411
Virgin Media Vendor Financing Notes IV DAC (United Kingdom), 5.00%, 07/15/2028(b)	275,000	261,034
Ziggo Bond Co. B.V. (Netherlands), 6.00%, 01/15/2027(b)	250,000	249,438
		15,664,914
Cargo Ground Transportation–0.11%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	294,000	298,173
5.35%, 01/12/2027(b)	326,000	330,837
5.70%, 02/01/2028(b)	466,000	479,195
5.55%, 05/01/2028(b)(c)	978,000	1,004,661
6.05%, 08/01/2028(b)	1,002,000	1,048,426
6.20%, 06/15/2030(b)(c)	416,000	444,857
Ryder System, Inc., 6.60%, 12/01/2033(c)	2,090,000	2,310,670
		5,916,819
Casinos & Gaming–0.03%
Melco Resorts Finance Ltd. (Hong Kong), 5.25%, 04/26/2026(b)(c)	750,000	733,835
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	250,000	223,529
Wynn Macau Ltd. (Macau),
5.63%, 08/26/2028(b)(c)	500,000	478,019
5.13%, 12/15/2029(b)(c)	400,000	368,286
		1,803,669
Coal & Consumable Fuels–0.01%
PT Adaro Indonesia (Indonesia), 4.25%, 10/31/2024(b)	400,000	399,648
Commercial & Residential Mortgage Finance–0.15%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	772,000	802,559
6.75%, 10/25/2028(b)	2,104,000	2,230,123
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	250,000	249,788
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(d)	1,601,000	1,660,609
Radian Group, Inc., 6.20%, 05/15/2029(c)	2,604,000	2,713,299
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	445,000	423,638
		8,080,016
	Principal Amount	Value
Commodity Chemicals–0.02%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	$1,000,000	$999,381
Communications Equipment–0.02%
Cisco Systems, Inc., 5.30%, 02/26/2054(c)	813,000	839,962
Computer & Electronics Retail–0.01%
Leidos, Inc., 5.75%, 03/15/2033	650,000	676,137
Construction & Engineering–0.00%
Bioceanico Sovereign Certificate Ltd. (Paraguay), 0.00%, 06/05/2034(b)(f)	126,736	98,879
Rutas 2 and 7 Finance Ltd. (Paraguay), 0.00%, 09/30/2036(b)(f)	200,000	143,790
		242,669
Construction Machinery & Heavy Transportation Equipment– 0.12%
Caterpillar Financial Services Corp., 5.15%, 08/11/2025	3,132,000	3,148,939
Cummins, Inc.,
4.90%, 02/20/2029(c)	1,028,000	1,053,647
5.45%, 02/20/2054	2,101,000	2,158,858
		6,361,444
Construction Materials–0.01%
CEMEX S.A.B. de C.V. (Mexico), 9.13%(b)(d)(e)	600,000	652,653
Consumer Electronics–0.26%
LG Electronics, Inc. (South Korea),
5.63%, 04/24/2027(b)	9,565,000	9,758,476
5.63%, 04/24/2029(b)	4,335,000	4,493,889
		14,252,365
Consumer Finance–0.56%
American Express Co.,
5.65%, 04/23/2027(d)	5,702,000	5,788,227
5.53%, 04/25/2030(d)	5,131,000	5,332,659
5.92%, 04/25/2035(d)	4,676,000	4,925,495
Capital One Financial Corp.,
7.15%, 10/29/2027(d)	1,054,000	1,104,991
6.31%, 06/08/2029(d)	984,000	1,029,593
7.62%, 10/30/2031(d)	64,000	72,274
6.38%, 06/08/2034(c)(d)	925,000	983,288
FirstCash, Inc.,
4.63%, 09/01/2028(b)	400,000	383,577
6.88%, 03/01/2032(b)	10,102,000	10,390,543
General Motors Financial Co., Inc., 5.40%, 04/06/2026	219,000	221,092
Navient Corp., 5.00%, 03/15/2027	250,000	245,688
OneMain Finance Corp., 3.50%, 01/15/2027	275,000	260,957
		30,738,384
Consumer Staples Merchandise Retail–0.03%
Cencosud S.A. (Chile), 5.95%, 05/28/2031(b)	800,000	827,688
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Core Plus Bond Fund

	Principal Amount	Value
Consumer Staples Merchandise Retail–(continued)
Dollar General Corp., 5.50%, 11/01/2052	$467,000	$442,990
Target Corp., 4.80%, 01/15/2053(c)	574,000	550,249
		1,820,927
Copper–0.01%
First Quantum Minerals Ltd. (Zambia), 6.88%, 10/15/2027(b)	200,000	198,538
PT Freeport Indonesia (Indonesia), 4.76%, 04/14/2027(b)	217,000	216,672
		415,210
Distillers & Vintners–0.01%
Constellation Brands, Inc., 4.90%, 05/01/2033	267,000	266,260
Distributors–0.22%
Genuine Parts Co.,
4.95%, 08/15/2029	9,809,000	9,872,437
6.88%, 11/01/2033	2,032,000	2,301,754
		12,174,191
Diversified Banks–6.48%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	20,285,000	19,975,983
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)(c)	1,228,000	1,346,977
6.75%(b)(d)(e)	1,224,000	1,249,574
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
7.88%, 11/15/2034(d)	2,000,000	2,266,537
9.38%(c)(d)(e)	3,401,000	3,723,377
Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(b)	400,000	387,947
Banco de Credito e Inversiones S.A. (Chile), 8.75%(b)(d)(e)	430,000	461,747
Banco del Estado de Chile (Chile), 7.95%(b)(d)(e)	421,000	445,539
Banco do Brasil S.A. (Brazil), 6.00%, 03/18/2031(b)	800,000	813,226
Banco GNB Sudameris S.A. (Colombia), 7.50%, 04/16/2031(b)(d)	200,000	190,038
Banco Santander S.A. (Spain),
5.55%, 03/14/2028(d)	3,000,000	3,045,576
5.44%, 07/15/2031(c)	7,500,000	7,730,660
8.00%(c)(d)(e)	666,667	688,597
9.63%(d)(e)	4,400,000	4,826,406
9.63%(c)(d)(e)	4,800,000	5,577,341
Bangkok Bank PCL (Thailand), 5.65%, 07/05/2034(b)	800,000	837,303
Bank Gospodarstwa Krajowego (Poland),
6.25%, 10/31/2028(b)	550,000	586,321
5.38%, 05/22/2033(b)	200,000	204,923
5.75%, 07/09/2034(b)	445,000	465,911
Principal Amount		Value
Diversified Banks–(continued)
Bank of America Corp.,
6.43% (SOFR + 1.05%), 02/04/2028(c)(g)	$626,000	$629,708
4.95%, 07/22/2028(d)	329,000	332,467
5.20%, 04/25/2029(d)	1,734,000	1,771,780
5.43%, 08/15/2035(c)(d)	8,525,000	8,546,734
Bank of Montreal (Canada),
7.70%, 05/26/2084(c)(d)	5,336,000	5,598,915
7.30%, 11/26/2084(d)	5,588,000	5,742,955
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(c)(d)	1,410,000	1,513,759
8.00%, 01/27/2084(d)	2,266,000	2,408,831
Banque Federative du Credit Mutuel S.A. (France), 5.19%, 02/16/2028(b)	7,516,000	7,660,012
Barclays PLC (United Kingdom), 6.69%, 09/13/2034(d)	200,000	219,341
BBVA Bancomer S.A. (Mexico),
8.45%, 06/29/2038(b)(c)(d)	300,000	322,582
8.13%, 01/08/2039(b)(c)(d)	3,305,000	3,479,554
BPCE S.A. (France),
5.20%, 01/18/2027(b)(c)	1,526,000	1,546,421
5.28%, 05/30/2029(b)	2,278,000	2,328,598
5.72%, 01/18/2030(b)(d)	297,000	304,430
Citibank N.A., 5.57%, 04/30/2034	4,043,000	4,248,209
Citigroup, Inc.,
5.17%, 02/13/2030(d)	1,728,000	1,761,701
6.17%, 05/25/2034(d)	145,000	153,142
5.83%, 02/13/2035(d)	4,704,000	4,836,480
Series AA, 7.63%(d)(e)	8,532,000	9,067,477
Series BB, 7.20%(c)(d)(e)	8,271,000	8,666,503
Series CC, 7.13%(d)(e)	6,214,000	6,371,867
Series DD, 7.00%(c)(d)(e)	10,249,000	10,736,545
Series Z, 7.38%(c)(d)(e)	9,110,000	9,562,539
Comerica, Inc., 5.98%, 01/30/2030(d)	23,000	23,407
Corp Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029(b)	3,865,000	3,981,947
Credit Agricole S.A. (France),
5.34%, 01/10/2030(b)(c)(d)	2,357,000	2,404,839
6.25%, 01/10/2035(b)(d)	375,000	393,819
Export-Import Bank of India (India), 3.38%, 08/05/2026(b)	200,000	195,273
Federation des caisses Desjardins du Quebec (Canada),
5.28%, 01/23/2026(b)(d)	1,344,000	1,344,062
4.55%, 08/23/2027(b)	1,358,000	1,355,762
Fifth Third Bancorp,
2.38%, 01/28/2025	317,000	313,308
1.71%, 11/01/2027(d)	382,000	358,087
6.34%, 07/27/2029(c)(d)	257,000	270,291
4.77%, 07/28/2030(d)	920,000	915,020
5.63%, 01/29/2032(d)	509,000	523,141
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(d)	1,698,000	1,734,363
5.60%, 05/17/2028(d)	4,447,000	4,543,641
5.21%, 08/11/2028(d)	1,111,000	1,127,038
7.40%, 11/13/2034(d)	200,000	224,231
6.33%, 03/09/2044(d)	1,523,000	1,667,471
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(d)	$2,498,000	$2,555,474
JPMorgan Chase & Co.,
5.57%, 04/22/2028(d)	4,168,000	4,273,884
4.85%, 07/25/2028(d)	356,000	359,280
5.30%, 07/24/2029(d)	1,411,000	1,448,197
6.09%, 10/23/2029(d)	1,735,000	1,834,814
5.01%, 01/23/2030(d)	1,087,000	1,106,136
5.58%, 04/22/2030(d)	3,316,000	3,453,428
5.00%, 07/22/2030(d)	6,783,000	6,909,422
5.72%, 09/14/2033(c)(d)	946,000	990,028
6.25%, 10/23/2034(c)(d)	2,674,000	2,932,845
5.34%, 01/23/2035(d)	895,000	922,052
5.29%, 07/22/2035(c)(d)	4,523,000	4,643,399
Series W, 6.38% (3 mo. Term SOFR + 1.26%), 05/15/2047(g)	394,000	359,165
Series NN, 6.88%(c)(d)(e)	2,924,000	3,106,355
KeyBank N.A.,
3.30%, 06/01/2025	1,289,000	1,270,434
4.15%, 08/08/2025(c)	1,086,000	1,076,036
5.85%, 11/15/2027(c)	1,318,000	1,356,712
KeyCorp,
6.62% (SOFR + 1.25%), 05/23/2025(g)	664,000	665,828
2.55%, 10/01/2029	321,000	287,543
Magyar Export-Import Bank Zartkoruen Mukodo Reszvenytarsasag (Hungary), 6.13%, 12/04/2027(b)	325,000	331,523
Manufacturers & Traders Trust Co.,
2.90%, 02/06/2025	1,438,000	1,421,952
4.70%, 01/27/2028(c)	1,549,000	1,539,369
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.26%, 04/17/2030(d)	4,596,000	4,715,219
5.43%, 04/17/2035(d)	4,882,000	5,043,682
8.20%(c)(d)(e)	8,024,000	8,808,851
Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(d)	1,190,000	1,236,830
5.38%, 07/10/2030(c)(d)	5,285,000	5,435,371
5.59%, 07/10/2035(d)	7,314,000	7,587,301
Morgan Stanley Bank N.A.,
5.88%, 10/30/2026	2,323,000	2,394,142
4.95%, 01/14/2028(d)	1,249,000	1,258,881
Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	2,607,000	2,703,224
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	1,771,000	1,811,215
5.00%, 05/30/2028(b)	1,766,000	1,803,458
Panama Infrastructure Receivable Purchaser PLC (United Kingdom), 0.00%, 04/05/2032(b)(f)	16,616,000	11,473,431
	Principal Amount	Value
Diversified Banks–(continued)
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(d)	$1,917,000	$1,994,236
5.58%, 06/12/2029(d)	1,597,000	1,649,967
6.04%, 10/28/2033(d)	34,000	36,179
5.07%, 01/24/2034(d)	579,000	579,385
6.88%, 10/20/2034(d)	1,503,000	1,693,215
Series V, 6.20%(c)(d)(e)	886,000	892,064
Series W, 6.25%(d)(e)	1,344,000	1,341,017
Royal Bank of Canada (Canada),
6.09% (SOFR + 0.71%), 01/21/2027(g)	378,000	378,723
4.95%, 02/01/2029(c)	761,000	778,756
7.50%, 05/02/2084(d)	6,343,000	6,594,420
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	1,140,000	1,166,672
6.75%, 02/08/2028(b)(d)	1,550,000	1,616,011
7.02%, 02/08/2030(b)(d)	1,559,000	1,687,155
2.68%, 06/29/2032(b)(d)	3,298,000	2,828,398
7.75%(b)(d)(e)	7,700,000	7,998,336
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(c)(d)(e)	9,622,000	9,990,369
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)	1,139,000	1,157,976
5.65%, 09/14/2026(b)	1,170,000	1,194,144
5.55%, 09/14/2028(b)(c)	1,896,000	1,968,356
5.20%, 03/07/2029(b)	2,676,000	2,750,564
5.35%, 03/07/2034(b)	1,868,000	1,937,455
Synovus Bank, 5.63%, 02/15/2028	1,274,000	1,270,612
Toronto-Dominion Bank (The) (Canada),
8.13%, 10/31/2082(c)(d)	1,373,000	1,466,360
7.25%, 07/31/2084(d)	6,673,000	6,840,412
Turkiye Ihracat Kredi Bankasi A.S. (Turkey), 7.50%, 02/06/2028(b)	300,000	307,163
U.S. Bancorp,
5.78%, 06/12/2029(c)(d)	1,224,000	1,271,283
5.38%, 01/23/2030(d)	2,085,000	2,143,382
4.97%, 07/22/2033(d)	299,000	293,764
4.84%, 02/01/2034(c)(d)	1,163,000	1,143,837
5.84%, 06/12/2034(d)	99,000	104,065
UBS AG (Switzerland),
3.63%, 09/09/2024	1,384,000	1,383,591
5.65%, 09/11/2028	1,528,000	1,589,953
Wells Fargo & Co.,
5.71%, 04/22/2028(d)	2,576,000	2,646,335
4.81%, 07/25/2028(d)	213,000	214,279
5.57%, 07/25/2029(d)	971,000	1,003,006
6.30%, 10/23/2029(d)	1,191,000	1,263,814
5.20%, 01/23/2030(c)(d)	1,217,000	1,242,568
5.39%, 04/24/2034(d)	44,000	45,113
5.56%, 07/25/2034(d)	2,555,000	2,638,230
5.50%, 01/23/2035(d)	1,650,000	1,703,429
6.85%(d)(e)	5,023,000	5,168,295
7.63%(c)(d)(e)	1,108,000	1,193,650
		356,292,253
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Capital Markets–0.23%
Credit Suisse Group AG (Switzerland),
4.50%(b)(d)(e)(h)	$5,650,000	$678,000
5.25%(b)(d)(e)(h)	3,522,000	422,640
UBS Group AG (Switzerland),
5.43%, 02/08/2030(b)(c)(d)	1,095,000	1,122,317
6.30%, 09/22/2034(b)(d)	1,551,000	1,674,359
5.70%, 02/08/2035(b)(d)	1,386,000	1,438,209
Series 28, 9.25%(b)(d)(e)	1,590,000	1,757,071
Series 31, 7.75%(b)(c)(d)(e)	3,582,000	3,779,236
Series 33, 9.25%(b)(c)(d)(e)	1,729,000	2,000,966
		12,872,798
Diversified Chemicals–0.01%
MEGlobal B.V. (Kuwait), 2.63%, 04/28/2028(b)	200,000	185,000
SABIC Capital II B.V. (Saudi Arabia), 4.50%, 10/10/2028(b)	200,000	200,454
		385,454
Diversified Financial Services–1.23%
Abu Dhabi Developmental Holding Co. PJSC (United Arab Emirates), 5.50%, 05/08/2034(b)	290,000	305,950
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.95%, 03/10/2055(d)	2,704,000	2,791,429
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/01/2031(b)	1,633,000	1,658,569
Apollo Debt Solutions BDC, 6.90%, 04/13/2029(b)(c)	630,000	651,879
Apollo Global Management, Inc.,
6.38%, 11/15/2033	1,993,000	2,195,043
5.80%, 05/21/2054	3,045,000	3,135,962
Avolon Holdings Funding Ltd. (Ireland),
6.38%, 05/04/2028(b)(c)	2,086,000	2,169,166
5.75%, 03/01/2029(b)	4,184,000	4,286,504
5.75%, 11/15/2029(b)	3,934,000	4,028,678
BlackRock Funding, Inc.,
4.90%, 01/08/2035	2,263,000	2,302,031
5.35%, 01/08/2055	2,224,000	2,283,779
Blue Owl Technology Finance Corp. II, 6.75%, 04/04/2029(b)	5,234,000	5,198,440
BOC Aviation (USA) Corp. (China), 4.88%, 05/03/2033(b)	310,000	309,293
Corebridge Financial, Inc.,
6.05%, 09/15/2033(c)	1,749,000	1,864,230
5.75%, 01/15/2034	2,495,000	2,603,404
Franklin BSP Capital Corp., 7.20%, 06/15/2029(b)	1,259,000	1,284,735
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(b)	5,956,000	5,950,439
GGAM Finance Ltd. (Ireland), 8.00%, 06/15/2028(b)(c)	750,000	802,174
LPL Holdings, Inc., 5.70%, 05/20/2027	3,980,000	4,052,729
	Principal Amount	Value
Diversified Financial Services–(continued)
Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029(b)	$2,672,000	$2,782,450
6.50%, 03/26/2031(b)	2,559,000	2,699,973
Nuveen LLC,
5.55%, 01/15/2030(b)	1,838,000	1,906,379
5.85%, 04/15/2034(b)	2,886,000	3,023,088
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	9,425,000	9,421,377
Peru Enhanced Pass-Through Finance Ltd. (Peru), Class A-2, 0.00%, 06/02/2025(b)(f)	17,353	16,658
		67,724,359
Diversified Metals & Mining–0.36%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	2,168,000	2,223,276
5.25%, 09/08/2030	1,574,000	1,640,055
5.25%, 09/08/2033(c)	2,735,000	2,824,161
Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	3,583,000	3,539,272
Glencore Funding LLC (Australia),
6.43% (SOFR + 1.06%), 04/04/2027(b)(g)	2,538,000	2,541,427
5.37%, 04/04/2029(b)	2,760,000	2,817,202
5.63%, 04/04/2034(b)(c)	1,901,000	1,937,158
5.89%, 04/04/2054(b)(c)	1,543,000	1,546,632
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	500,000	505,126
		19,574,309
Diversified REITs–0.21%
Trust Fibra Uno (Mexico),
5.25%, 01/30/2026(b)	7,067,000	7,041,926
6.39%, 01/15/2050(b)	3,343,000	2,794,379
VICI Properties L.P.,
5.75%, 04/01/2034(c)	859,000	885,454
6.13%, 04/01/2054(c)	930,000	949,190
		11,670,949
Diversified Support Services–0.11%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(b)(c)	1,770,000	1,872,354
Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)(c)	1,522,000	1,567,765
7.75%, 03/15/2031(b)(c)	2,603,000	2,770,133
		6,210,252
Drug Retail–0.04%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	2,152,000	2,155,199
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	250,000	238,091
		2,393,290
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–2.84%
Alabama Power Co., 5.85%, 11/15/2033	$584,000	$628,539
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	1,022,000	1,098,316
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	198,588	155,102
American Electric Power Co., Inc.,
5.75%, 11/01/2027	447,000	463,502
5.20%, 01/15/2029(c)	1,813,000	1,858,069
CenterPoint Energy Houston Electric LLC,
5.20%, 10/01/2028(c)	829,000	851,013
Series AJ, 4.85%, 10/01/2052	603,000	559,445
Comision Federal de Electricidad (Mexico), 6.26%, 02/15/2052(b)	600,000	547,467
Connecticut Light and Power Co. (The), 4.95%, 08/15/2034(c)	1,299,000	1,306,147
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	34,000	35,798
5.90%, 11/15/2053	1,325,000	1,426,048
Constellation Energy Generation LLC,
6.13%, 01/15/2034	673,000	723,780
6.50%, 10/01/2053	551,000	611,018
5.75%, 03/15/2054	2,517,000	2,541,602
Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	698,000	791,575
Duke Energy Carolinas LLC, 5.35%, 01/15/2053	683,000	684,203
Duke Energy Corp.,
4.85%, 01/05/2029(c)	1,738,000	1,762,570
5.00%, 08/15/2052(c)	540,000	496,245
6.45%, 09/01/2054(c)(d)	4,403,000	4,513,031
Duke Energy Indiana LLC, 5.40%, 04/01/2053	797,000	795,645
Edison International, 7.88%, 06/15/2054(c)(d)	5,672,000	5,966,105
Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	400,000	387,672
Electricite de France S.A. (France),
5.70%, 05/23/2028(b)(c)	1,488,000	1,538,965
9.13%(b)(c)(d)(e)	3,285,000	3,719,852
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	1,266,000	1,295,502
Entergy Corp., 7.13%, 12/01/2054(d)	2,564,000	2,617,254
Entergy Louisiana LLC, 5.15%, 09/15/2034(c)	3,191,000	3,221,172
Entergy Texas, Inc., 5.55%, 09/15/2054	2,595,000	2,602,666
Evergy Metro, Inc., 4.95%, 04/15/2033(c)	484,000	488,672
Eversource Energy, 5.50%, 01/01/2034	1,486,000	1,517,796
Principal Amount		Value
Electric Utilities–(continued)
Exelon Corp.,
5.15%, 03/15/2029	$1,553,000	$1,594,754
5.45%, 03/15/2034(c)	1,489,000	1,538,502
5.60%, 03/15/2053	2,047,000	2,075,295
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	352,000	358,103
Florida Power & Light Co., 4.80%, 05/15/2033(c)	466,000	470,308
Georgia Power Co., 4.95%, 05/17/2033	559,000	565,400
Greenko Power II Ltd. (India), 4.30%, 12/13/2028(b)	173,500	163,093
Kallpa Generacion S.A. (Peru), 4.13%, 08/16/2027(b)	200,000	194,142
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)	2,377,000	2,362,441
MidAmerican Energy Co.,
5.35%, 01/15/2034(c)	465,000	487,393
5.85%, 09/15/2054(c)	780,000	840,707
5.30%, 02/01/2055	1,571,000	1,567,573
MVM Energetika Zrt (Hungary), 7.50%, 06/09/2028(b)	200,000	211,659
National Rural Utilities Cooperative Finance Corp.,
4.85%, 02/07/2029(c)	2,636,000	2,685,566
5.00%, 02/07/2031(c)	2,464,000	2,541,855
5.80%, 01/15/2033(c)	339,000	362,293
5.00%, 08/15/2034	14,659,000	14,743,080
7.13%, 09/15/2053(d)	9,264,000	9,644,102
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	801,000	804,568
4.90%, 03/15/2029(c)	3,980,000	4,044,740
5.25%, 03/15/2034(c)	3,879,000	3,946,568
5.55%, 03/15/2054(c)	4,008,000	4,045,931
6.75%, 06/15/2054(c)(d)	2,194,000	2,299,536
Niagara Mohawk Power Corp., 5.29%, 01/17/2034(b)	1,732,000	1,745,652
Ohio Power Co., 5.65%, 06/01/2034	3,000,000	3,120,698
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	9,165,000	9,308,771
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033	1,504,000	1,599,025
PacifiCorp,
5.10%, 02/15/2029	1,698,000	1,740,784
5.30%, 02/15/2031	1,790,000	1,836,723
5.45%, 02/15/2034(c)	2,185,000	2,233,651
5.80%, 01/15/2055(c)	1,665,000	1,694,742
PPL Capital Funding, Inc., 5.25%, 09/01/2034(c)	1,785,000	1,807,502
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara (Indonesia),
5.45%, 05/21/2028(b)	200,000	204,353
3.38%, 02/05/2030(b)	200,000	185,427
Public Service Co. of Colorado, 5.25%, 04/01/2053(c)	607,000	588,357
Public Service Co. of New Hampshire, 5.35%, 10/01/2033(c)	706,000	737,232
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Core Plus Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
Public Service Electric and Gas Co., 5.13%, 03/15/2053	$394,000	$390,016
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	1,434,000	1,434,569
5.55%, 04/15/2054	2,888,000	2,972,222
Sierra Pacific Power Co., 5.90%, 03/15/2054	560,000	594,986
Southern Co. (The), 5.70%, 10/15/2032	350,000	370,874
Southwestern Electric Power Co., 5.30%, 04/01/2033	496,000	503,669
Union Electric Co., 5.20%, 04/01/2034	3,986,000	4,089,232
Virginia Electric and Power Co.,
5.00%, 04/01/2033	554,000	558,459
5.35%, 01/15/2054(c)	1,276,000	1,270,961
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	1,000,000	999,196
7.75%, 10/15/2031(b)	3,953,000	4,208,976
6.88%, 04/15/2032(b)(c)	5,446,000	5,660,262
6.95%, 10/15/2033(b)	1,354,000	1,505,144
6.00%, 04/15/2034(b)	1,975,000	2,065,427
		156,179,290
Electrical Components & Equipment–0.03%
EnerSys, 4.38%, 12/15/2027(b)	250,000	245,060
Regal Rexnord Corp.,
6.05%, 04/15/2028	39,000	40,316
6.30%, 02/15/2030	450,000	475,426
6.40%, 04/15/2033(c)	599,000	636,099
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	275,000	259,151
		1,656,052
Electronic Manufacturing Services–0.09%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	4,675,000	4,793,203
Environmental & Facilities Services–0.18%
Ambipar Lux S.a.r.l. (Brazil), 9.88%, 02/06/2031(b)	310,000	310,453
GFL Environmental, Inc., 5.13%, 12/15/2026(b)	250,000	249,265
Republic Services, Inc.,
4.88%, 04/01/2029	1,981,000	2,021,354
5.00%, 12/15/2033(c)	1,725,000	1,756,685
5.00%, 04/01/2034(c)	361,000	367,438
Veralto Corp.,
5.50%, 09/18/2026(b)(c)	1,809,000	1,833,405
5.35%, 09/18/2028(b)	1,963,000	2,024,352
5.45%, 09/18/2033(b)	1,108,000	1,145,753
		9,708,705
Financial Exchanges & Data–0.12%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	268,000	240,894
Intercontinental Exchange, Inc.,
5.25%, 06/15/2031	2,886,000	3,004,729
4.95%, 06/15/2052(c)	355,000	347,455
5.20%, 06/15/2062(c)	802,000	803,120
	Principal Amount	Value
Financial Exchanges & Data–(continued)
Nasdaq, Inc.,
5.35%, 06/28/2028	$408,000	$421,659
5.55%, 02/15/2034(c)	654,000	681,465
5.95%, 08/15/2053(c)	279,000	299,398
6.10%, 06/28/2063(c)	654,000	709,500
		6,508,220
Food Retail–0.88%
Kroger Co. (The),
4.70%, 08/15/2026	3,428,000	3,438,743
4.60%, 08/15/2027(c)	2,133,000	2,138,976
4.65%, 09/15/2029	11,142,000	11,143,910
4.90%, 09/15/2031	7,169,000	7,165,935
5.00%, 09/15/2034(c)	7,149,000	7,129,564
5.50%, 09/15/2054(c)	8,571,000	8,407,355
5.65%, 09/15/2064	9,128,000	8,924,770
		48,349,253
Forest Products–0.00%
Celulosa Arauco y Constitucion S.A. (Chile), 5.15%, 01/29/2050(b)	200,000	179,805
Gas Utilities–0.08%
Atmos Energy Corp.,
5.90%, 11/15/2033(c)	808,000	875,871
6.20%, 11/15/2053(c)	595,000	673,450
Infraestructura Energetica Nova, S.A.P.I. de C.V. (Mexico), 4.88%, 01/14/2048(b)	400,000	316,996
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	980,000	1,013,616
Promigas S.A. ESP/Gases del Pacifico SAC (Colombia), 3.75%, 10/16/2029(b)	400,000	367,937
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	691,000	730,827
Southwest Gas Corp., 5.45%, 03/23/2028(c)	439,000	448,991
		4,427,688
Gold–0.01%
Endeavour Mining PLC (Burkina Faso), 5.00%, 10/14/2026(b)	200,000	193,389
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	250,000	252,580
		445,969
Health Care Distributors–0.05%
Cardinal Health, Inc., 5.45%, 02/15/2034	1,542,000	1,594,243
Cencora, Inc., 5.13%, 02/15/2034(c)	1,361,000	1,385,123
		2,979,366
Health Care Equipment–0.11%
Smith & Nephew PLC (United Kingdom),
5.15%, 03/20/2027	2,372,000	2,406,365
5.40%, 03/20/2034	3,764,000	3,843,038
		6,249,403
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care Facilities–0.30%
Adventist Health System, 5.76%, 12/01/2034	$1,638,000	$1,678,903
CommonSpirit Health,
5.32%, 12/01/2034	5,069,000	5,186,039
5.55%, 12/01/2054(c)	1,900,000	1,944,921
Encompass Health Corp., 4.50%, 02/01/2028	250,000	244,612
HCA, Inc.,
5.45%, 09/15/2034	2,339,000	2,370,032
5.90%, 06/01/2053	1,246,000	1,264,511
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	2,227,000	1,372,632
Tenet Healthcare Corp., 6.13%, 10/01/2028(c)	500,000	501,382
UPMC,
5.04%, 05/15/2033	1,480,000	1,500,641
5.38%, 05/15/2043	634,000	650,485
		16,714,158
Health Care REITs–0.09%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	893,000	893,151
5.63%, 05/15/2054	3,963,000	3,908,196
		4,801,347
Health Care Services–0.33%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/2027(b)	250,000	248,871
Community Health Systems, Inc.,
8.00%, 12/15/2027(b)	112,000	112,301
6.00%, 01/15/2029(b)	150,000	142,643
Concentra Escrow Issuer Corp., 6.88%, 07/15/2032(b)	117,000	122,539
CVS Health Corp.,
5.00%, 01/30/2029(c)	957,000	970,826
5.25%, 01/30/2031	125,000	127,141
5.30%, 06/01/2033(c)	973,000	977,616
DaVita, Inc., 6.88%, 09/01/2032(b)	5,985,000	6,126,834
Icon Investments Six DAC,
5.81%, 05/08/2027	2,399,000	2,461,071
5.85%, 05/08/2029	1,962,000	2,050,680
6.00%, 05/08/2034	2,556,000	2,693,073
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	1,266,000	858,108
Prime Healthcare Services, Inc., 9.38%, 09/01/2029(b)	153,000	154,373
Quest Diagnostics, Inc., 6.40%, 11/30/2033	1,196,000	1,316,866
		18,362,942
Health Care Supplies–0.44%
Medline Borrower L.P./Medline Co-Issuer, Inc., 6.25%, 04/01/2029(b)	250,000	258,019
	Principal Amount	Value
Health Care Supplies–(continued)
Solventum Corp.,
5.45%, 02/25/2027(b)	$3,035,000	$3,078,149
5.40%, 03/01/2029(b)	9,081,000	9,269,768
5.60%, 03/23/2034(b)	5,044,000	5,144,646
5.90%, 04/30/2054(b)(c)	2,882,000	2,918,010
6.00%, 05/15/2064(b)	3,618,000	3,628,113
		24,296,705
Highways & Railtracks–0.02%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	1,201,872	1,095,957
Home Improvement Retail–0.06%
Home Depot, Inc. (The), 4.90%, 04/15/2029(c)	2,024,000	2,080,085
Lowe’s Cos., Inc.,
5.75%, 07/01/2053	276,000	284,678
5.80%, 09/15/2062	291,000	296,949
5.85%, 04/01/2063	450,000	461,698
		3,123,410
Homebuilding–0.08%
D.R. Horton, Inc., 5.00%, 10/15/2034	4,341,000	4,333,622
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	250,000	252,294
		4,585,916
Hotel & Resort REITs–0.06%
Phillips Edison Grocery Center Operating Partnership I L.P., 5.75%, 07/15/2034	1,283,000	1,322,112
RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, 02/15/2029(b)	250,000	240,181
RLJ Lodging Trust L.P., 3.75%, 07/01/2026(b)	500,000	483,840
Service Properties Trust,
4.75%, 10/01/2026	400,000	382,858
4.95%, 02/15/2027	473,000	439,034
5.50%, 12/15/2027	260,000	244,840
		3,112,865
Hotels, Resorts & Cruise Lines–0.51%
Carnival Corp.,
6.00%, 05/01/2029(b)	150,000	150,773
7.00%, 08/15/2029(b)(c)	1,230,000	1,294,136
Choice Hotels International, Inc., 5.85%, 08/01/2034(c)	2,492,000	2,548,467
Hilton Domestic Operating Co., Inc.,
5.75%, 05/01/2028(b)	275,000	275,677
5.88%, 04/01/2029(b)(c)	1,796,000	1,831,500
6.13%, 04/01/2032(b)	2,739,000	2,809,918
Marriott International, Inc.,
4.88%, 05/15/2029	870,000	880,760
4.80%, 03/15/2030	4,786,000	4,814,496
5.30%, 05/15/2034(c)	1,462,000	1,487,337
5.35%, 03/15/2035	4,711,000	4,769,503
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Core Plus Bond Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–(continued)
Royal Caribbean Cruises Ltd.,
5.50%, 04/01/2028(b)(c)	$500,000	$504,174
6.25%, 03/15/2032(b)(c)	1,719,000	1,776,317
6.00%, 02/01/2033(b)	4,638,000	4,754,011
		27,897,069
Housewares & Specialties–0.01%
Newell Brands, Inc., 6.38%, 09/15/2027	250,000	251,967
Independent Power Producers & Energy Traders–0.25%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	153,000	148,777
Colbun S.A. (Chile), 3.95%, 10/11/2027(b)	200,000	194,337
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(b)	200,000	193,621
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia),
5.38%, 12/30/2030(b)	650,000	560,615
5.38%, 12/30/2030(b)	3,375,000	2,910,884
Vistra Corp.,
7.00%(b)(d)(e)	3,538,000	3,579,151
Series C, 8.88%(b)(d)(e)	5,922,000	6,301,476
		13,888,861
Industrial Conglomerates–0.32%
Honeywell International, Inc.,
4.88%, 09/01/2029(c)	3,330,000	3,419,347
4.95%, 09/01/2031	4,075,000	4,211,083
5.00%, 02/15/2033	483,000	497,325
5.00%, 03/01/2035	3,332,000	3,419,656
5.25%, 03/01/2054(c)	909,000	923,242
5.35%, 03/01/2064	4,989,000	5,110,898
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 9.00%, 06/15/2030(b)	236,000	238,969
		17,820,520
Industrial Machinery & Supplies & Components–0.12%
Enpro, Inc., 5.75%, 10/15/2026	500,000	497,834
ESAB Corp., 6.25%, 04/15/2029(b)	500,000	514,271
Ingersoll Rand, Inc.,
5.20%, 06/15/2027	2,895,000	2,946,324
5.40%, 08/14/2028	278,000	286,568
Nordson Corp.,
5.60%, 09/15/2028	481,000	498,595
5.80%, 09/15/2033(c)	802,000	855,423
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	1,121,000	1,151,372
		6,750,387
Industrial REITs–0.40%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(b)	200,000	193,380
	Principal Amount	Value
Industrial REITs–(continued)
LXP Industrial Trust, 6.75%, 11/15/2028	$794,000	$842,909
Prologis L.P.,
4.88%, 06/15/2028	873,000	888,742
5.13%, 01/15/2034	840,000	859,566
5.00%, 03/15/2034	4,956,000	5,013,196
5.00%, 01/31/2035	5,311,000	5,353,152
5.25%, 06/15/2053(c)	1,878,000	1,863,297
5.25%, 03/15/2054	7,044,000	6,992,264
		22,006,506
Insurance Brokers–0.08%
Arthur J. Gallagher & Co., 6.75%, 02/15/2054	48,000	55,425
AssuredPartners, Inc., 7.50%, 02/15/2032(b)	1,233,000	1,258,670
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033(c)	1,429,000	1,509,416
5.45%, 03/15/2053	409,000	419,300
5.70%, 09/15/2053	1,278,000	1,359,890
		4,602,701
Integrated Oil & Gas–0.91%
BP Capital Markets America, Inc., 4.81%, 02/13/2033	602,000	602,483
Ecopetrol S.A. (Colombia),
4.63%, 11/02/2031	136,000	115,136
8.38%, 01/19/2036	4,801,000	4,864,532
Empresa Nacional del Petroleo (Chile),
6.15%, 05/10/2033(b)	600,000	631,533
5.95%, 07/30/2034(b)	2,578,000	2,681,865
Eni S.p.A. (Italy), 5.50%, 05/15/2034(b)	1,928,000	1,987,604
Occidental Petroleum Corp.,
5.00%, 08/01/2027	782,000	788,983
5.20%, 08/01/2029	2,445,000	2,480,841
5.38%, 01/01/2032	4,420,000	4,488,015
5.55%, 10/01/2034	2,160,000	2,196,189
6.45%, 09/15/2036	1,756,000	1,904,193
4.63%, 06/15/2045	925,000	763,643
6.05%, 10/01/2054(c)	1,779,000	1,810,339
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	3,596,930	3,570,003
6.70%, 02/16/2032	4,851,000	4,182,917
Saudi Arabian Oil Co. (Saudi Arabia),
3.50%, 04/16/2029(b)	200,000	191,513
5.25%, 07/17/2034(b)	3,765,000	3,851,421
5.75%, 07/17/2054(b)(c)	5,425,000	5,453,481
5.88%, 07/17/2064(b)	7,485,000	7,598,016
		50,162,707
Integrated Telecommunication Services–0.39%
AT&T, Inc., 5.40%, 02/15/2034	1,161,000	1,199,337
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(d)	10,020,000	9,663,689
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(b)	125,000	124,656
IHS Holding Ltd. (Nigeria), 5.63%, 11/29/2026(b)	206,000	200,212
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(b)	$500,000	$504,810
7.00%, 10/15/2028(b)	200,000	203,159
8.50%, 04/15/2031(b)(c)	3,399,000	3,605,547
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(b)	200,000	191,016
Turk Telekomunikasyon A.S. (Turkey), 7.38%, 05/20/2029(b)	700,000	713,235
Zegona Finance PLC (United Kingdom), 8.63%, 07/15/2029(b)	5,038,000	5,242,984
		21,648,645
Interactive Media & Services–0.82%
Globo Comunicacao e Participacoes S.A. (Brazil), 5.50%, 01/14/2032(b)	300,000	275,809
Meta Platforms, Inc.,
4.30%, 08/15/2029(c)	6,466,000	6,511,741
4.55%, 08/15/2031(c)	2,114,000	2,138,807
4.75%, 08/15/2034(c)	9,099,000	9,159,636
5.40%, 08/15/2054	10,318,000	10,530,594
5.75%, 05/15/2063	1,269,000	1,353,467
5.55%, 08/15/2064(c)	14,591,000	14,958,280
Weibo Corp. (China), 3.38%, 07/08/2030	200,000	179,536
		45,107,870
Investment Banking & Brokerage–1.38%
Brookfield Finance, Inc. (Canada), 5.97%, 03/04/2054	1,498,000	1,579,165
Charles Schwab Corp. (The), Series K, 5.00%(c)(d)(e)	527,000	509,289
Goldman Sachs Group, Inc. (The),
6.16% (SOFR + 0.79%), 12/09/2026(g)	831,000	831,200
5.73%, 04/25/2030(d)	3,058,000	3,188,165
5.05%, 07/23/2030(d)	5,664,000	5,750,470
5.85%, 04/25/2035(d)	3,573,000	3,775,853
5.33%, 07/23/2035(c)(d)	4,533,000	4,619,975
Series V, 4.13%(c)(d)(e)	2,395,000	2,273,607
Series W, 7.50%(c)(d)(e)	12,728,000	13,587,306
Series X, 7.50%(d)(e)	14,486,000	15,233,347
Morgan Stanley,
5.12%, 02/01/2029(d)	321,000	326,700
5.16%, 04/20/2029(d)	1,107,000	1,128,118
5.45%, 07/20/2029(d)	567,000	584,571
6.41%, 11/01/2029(d)	1,454,000	1,550,019
5.17%, 01/16/2030(d)	1,182,000	1,206,572
5.04%, 07/19/2030(d)	4,057,000	4,127,453
5.25%, 04/21/2034(d)	157,000	159,724
5.42%, 07/21/2034(c)(d)	1,126,000	1,157,363
5.47%, 01/18/2035(d)	1,242,000	1,280,298
5.83%, 04/19/2035(d)	3,079,000	3,258,103
5.32%, 07/19/2035(c)(d)	6,274,000	6,411,328
5.95%, 01/19/2038(d)	275,000	284,953
5.94%, 02/07/2039(d)	2,937,000	3,032,857
		75,856,436
Principal Amount		Value
Leisure Facilities–0.05%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	$338,000	$365,883
NCL Corp. Ltd.,
5.88%, 02/15/2027(b)	250,000	250,757
8.13%, 01/15/2029(b)	700,000	749,239
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc., 6.63%, 05/01/2032(b)	83,000	85,486
Viking Cruises Ltd.,
5.88%, 09/15/2027(b)	250,000	249,891
7.00%, 02/15/2029(b)	500,000	506,831
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	250,000	248,081
		2,456,168
Leisure Products–0.09%
Brunswick Corp.,
5.85%, 03/18/2029(c)	1,681,000	1,720,481
5.10%, 04/01/2052(c)	513,000	419,280
Polaris, Inc., 6.95%, 03/15/2029(c)	2,388,000	2,562,164
		4,701,925
Life & Health Insurance–1.84%
AIA Group Ltd. (Hong Kong), 5.38%, 04/05/2034(b)(c)	4,177,000	4,246,963
Athene Global Funding, 5.58%, 01/09/2029(b)	5,145,000	5,286,773
Athene Holding Ltd., 6.25%, 04/01/2054	2,232,000	2,319,869
Corebridge Global Funding,
5.90%, 09/19/2028(b)	1,229,000	1,283,050
5.20%, 01/12/2029(b)(c)	2,818,000	2,879,771
5.20%, 06/24/2029(b)	4,964,000	5,104,636
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	11,863,000	11,641,043
Series 21-1, 2.66%, 06/29/2026(b)	31,380,000	29,795,509
F&G Annuities & Life, Inc., 7.40%, 01/13/2028	857,000	898,550
GA Global Funding Trust, 5.50%, 01/08/2029(b)	1,373,000	1,409,291
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(i)	27,101,000	24,236,966
MetLife, Inc., 5.25%, 01/15/2054	96,000	96,432
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	1,271,000	1,305,594
Nippon Life Insurance Co. (Japan), 5.95%, 04/16/2054(b)(c)(d)	4,942,000	5,131,012
Pacific Life Global Funding II, 6.18% (SOFR + 0.80%), 03/30/2025(b)(g)	2,310,000	2,315,865
Pricoa Global Funding I, 4.65%, 08/27/2031(b)(c)	2,984,000	2,982,389
Sumitomo Life Insurance Co. (Japan), 5.88%(b)(d)(e)	204,000	209,857
		101,143,570
Managed Health Care–0.13%
Humana, Inc., 5.75%, 12/01/2028	872,000	911,198
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Core Plus Bond Fund

	Principal Amount	Value
Managed Health Care–(continued)
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	$136,000	$102,970
3.00%, 06/01/2051	96,000	67,938
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	663,000	687,411
5.30%, 02/15/2030	1,133,000	1,187,384
5.35%, 02/15/2033	969,000	1,014,568
5.63%, 07/15/2054	2,257,000	2,359,183
5.20%, 04/15/2063	456,000	442,144
5.75%, 07/15/2064	386,000	405,540
		7,178,336
Marine Ports & Services–0.00%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(b)	200,000	227,182
Marine Transportation–0.21%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(b)(c)	992,000	1,050,542
Stena International S.A. (Sweden), 7.63%, 02/15/2031(b)	10,353,000	10,704,463
		11,755,005
Metal, Glass & Plastic Containers–0.01%
Ball Corp., 6.88%, 03/15/2028	250,000	259,014
Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	250,000	249,873
		508,887
Movies & Entertainment–0.05%
Netflix, Inc., 5.40%, 08/15/2054	835,000	870,915
Walt Disney Co. (The), 6.55%, 03/15/2033	6,000	6,789
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042	737,000	591,008
5.14%, 03/15/2052	488,000	371,449
5.39%, 03/15/2062	813,000	610,965
		2,451,126
Multi-Family Residential REITs–0.21%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	1,896,000	1,951,234
Essex Portfolio L.P., 5.50%, 04/01/2034	1,725,000	1,771,533
Mid-America Apartments L.P., 5.30%, 02/15/2032	5,660,000	5,821,842
UDR, Inc., 5.13%, 09/01/2034(c)	1,865,000	1,858,591
		11,403,200
Multi-Utilities–0.69%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.70%, 04/24/2033(b)	400,000	404,248
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026(c)	1,826,000	1,839,893
Principal Amount		Value
Multi-Utilities–(continued)
Ameren Illinois Co., 4.95%, 06/01/2033	$675,000	$684,212
Black Hills Corp., 6.15%, 05/15/2034	1,709,000	1,814,955
Dominion Energy, Inc.,
5.38%, 11/15/2032	920,000	947,961
Series B, 7.00%, 06/01/2054(d)	3,091,000	3,295,729
Series A, 6.88%, 02/01/2055(d)	2,360,000	2,459,715
DTE Electric Co., 5.20%, 03/01/2034	1,370,000	1,414,555
DTE Energy Co.,
4.95%, 07/01/2027	2,523,000	2,550,846
5.85%, 06/01/2034	1,355,000	1,427,684
ENGIE S.A. (France),
5.25%, 04/10/2029(b)	1,934,000	1,985,017
5.63%, 04/10/2034(b)(c)	1,803,000	1,871,701
5.88%, 04/10/2054(b)(c)	1,773,000	1,830,813
NiSource, Inc.,
5.25%, 03/30/2028	306,000	312,931
5.35%, 04/01/2034(c)	2,576,000	2,630,891
6.95%, 11/30/2054(d)	4,644,000	4,716,688
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028	2,244,000	2,348,326
Sempra, 6.88%, 10/01/2054(d)	4,657,000	4,715,529
WEC Energy Group, Inc., 5.15%, 10/01/2027	520,000	530,875
		37,782,569
Office REITs–0.51%
Boston Properties L.P., 5.75%, 01/15/2035(c)	16,018,000	15,933,141
Brandywine Operating Partnership L.P.,
8.05%, 03/15/2028(c)	2,592,000	2,760,189
8.88%, 04/12/2029(c)	3,859,000	4,197,230
Cousins Properties L.P., 5.88%, 10/01/2034	4,701,000	4,730,162
Office Properties Income Trust, 9.00%, 09/30/2029(b)	309,000	251,764
		27,872,486
Oil & Gas Drilling–0.05%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)(c)	500,000	504,244
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033(c)	839,000	910,055
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	378,000	392,627
Transocean Poseidon Ltd., 6.88%, 02/01/2027(b)	660,000	660,961
		2,467,887
Oil & Gas Exploration & Production–0.94%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	488,000	495,107
Apache Corp., 7.75%, 12/15/2029	805,000	890,557
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Baytex Energy Corp. (Canada), 7.38%, 03/15/2032(b)	$5,099,000	$5,285,063
Civitas Resources, Inc.,
8.38%, 07/01/2028(b)	3,210,000	3,388,200
8.75%, 07/01/2031(b)	4,017,000	4,340,075
ConocoPhillips Co.,
5.55%, 03/15/2054	1,498,000	1,540,768
5.70%, 09/15/2063	693,000	724,440
Diamondback Energy, Inc.,
5.20%, 04/18/2027(c)	2,574,000	2,617,858
5.15%, 01/30/2030	2,865,000	2,932,329
5.40%, 04/18/2034	2,846,000	2,897,824
5.75%, 04/18/2054	2,273,000	2,275,524
5.90%, 04/18/2064	1,511,000	1,518,635
Gran Tierra Energy, Inc. (Colombia), 9.50%, 10/15/2029(b)	408,000	397,318
Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 02/01/2029(b)	500,000	496,493
6.88%, 05/15/2034(b)	5,750,000	5,820,018
Murphy Oil Corp., 6.38%, 07/15/2028(c)	3,454,000	3,501,282
SM Energy Co., 6.50%, 07/15/2028	500,000	503,188
Southwestern Energy Co., 5.38%, 03/15/2030	2,002,000	1,985,827
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), 4.00%, 08/15/2026(b)	200,000	194,068
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	3,462,000	3,593,293
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	7,487,000	6,458,868
		51,856,735
Oil & Gas Refining & Marketing–0.26%
Cosan (Luxembourg) S.A. (Brazil), 7.50%, 06/27/2030(b)	4,367,000	4,554,868
CVR Energy, Inc., 8.50%, 01/15/2029(b)	7,940,000	8,096,576
Phillips 66 Co., 5.30%, 06/30/2033(c)	1,029,000	1,053,599
Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(b)	200,000	196,948
Raizen Fuels Finance S.A. (Brazil),
6.45%, 03/05/2034(b)	270,000	284,761
6.95%, 03/05/2054(b)	225,000	240,472
		14,427,224
Oil & Gas Storage & Transportation–3.05%
6297782 LLC (Canada),
4.91%, 09/01/2027(b)	2,017,000	2,021,794
5.03%, 10/01/2029(b)	6,334,000	6,322,043
5.58%, 10/01/2034(b)	6,544,000	6,518,199
6.18%, 10/01/2054(b)	5,171,000	5,172,237
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(b)	200,000	193,702
Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6.63%, 02/01/2032(b)(c)	$5,453,000	$5,623,264
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
7.00%, 07/15/2029(b)(c)	1,751,000	1,822,416
7.25%, 07/15/2032(b)	1,750,000	1,836,674
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	944,000	994,330
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	457,000	466,764
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	992,000	1,034,846
7.38%, 01/15/2083(d)	742,000	751,822
7.63%, 01/15/2083(c)(d)	814,000	853,352
8.50%, 01/15/2084(d)	1,319,000	1,448,935
Series NC5, 8.25%, 01/15/2084(d)	1,984,000	2,080,770
Energy Transfer L.P.,
6.10%, 12/01/2028	581,000	613,914
6.40%, 12/01/2030	445,000	481,765
6.55%, 12/01/2033	1,024,000	1,120,528
5.55%, 05/15/2034	1,712,000	1,757,288
5.95%, 05/15/2054(c)	1,582,000	1,598,351
8.00%, 05/15/2054(d)	3,819,000	4,065,623
6.05%, 09/01/2054	7,333,000	7,509,307
7.13%, 10/01/2054(d)	13,492,000	13,673,252
EQM Midstream Partners L.P., 4.50%, 01/15/2029(b)	250,000	242,493
Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027	750,000	768,487
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036(b)	5,540,000	5,715,383
6.13%, 02/23/2038(b)	2,540,000	2,655,067
6.51%, 02/23/2042(b)	5,385,000	5,734,525
6.10%, 08/23/2042(b)	7,240,000	7,429,511
Kinder Morgan, Inc.,
4.80%, 02/01/2033	490,000	479,125
5.20%, 06/01/2033(c)	1,068,000	1,071,048
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	250,000	273,898
MPLX L.P., 4.95%, 03/14/2052	429,000	379,914
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	57,000	49,387
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029(b)	375,000	383,821
8.38%, 02/15/2032(b)	5,396,000	5,558,161
Northern Natural Gas Co., 5.63%, 02/01/2054(b)(c)	867,000	882,294
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	3,305,000	3,414,521
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.,
5.65%, 11/01/2028(c)	$567,000	$589,173
5.80%, 11/01/2030	792,000	837,060
6.05%, 09/01/2033(c)	1,364,000	1,440,594
6.63%, 09/01/2053	1,939,000	2,137,593
Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	762,000	803,811
South Bow Canadian Infrastructure Holdings Ltd. (Canada),
7.50%, 03/01/2055(b)(d)	5,311,000	5,475,243
7.63%, 03/01/2055(b)(d)	5,262,000	5,375,791
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	6,810,000	6,966,446
Targa Resources Corp.,
5.50%, 02/15/2035	1,857,000	1,886,147
6.25%, 07/01/2052	362,000	379,383
TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)	220,000	229,983
Venture Global LNG, Inc.,
8.13%, 06/01/2028(b)	500,000	523,996
9.50%, 02/01/2029(b)	5,388,000	6,075,315
7.00%, 01/15/2030(b)	1,775,000	1,816,079
9.88%, 02/01/2032(b)	4,267,000	4,743,304
Western Midstream Operating L.P.,
6.15%, 04/01/2033	944,000	992,650
5.45%, 11/15/2034	9,213,000	9,167,431
Williams Cos., Inc. (The),
5.30%, 08/15/2028	2,570,000	2,639,864
4.80%, 11/15/2029(c)	6,174,000	6,221,324
5.65%, 03/15/2033	1,019,000	1,058,865
5.15%, 03/15/2034	1,717,000	1,725,427
5.80%, 11/15/2054	3,469,000	3,545,149
		167,629,439
Other Specialty Retail–0.01%
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	250,000	239,412
Tractor Supply Co., 5.25%, 05/15/2033(c)	350,000	358,363
		597,775
Packaged Foods & Meats–0.35%
Campbell Soup Co.,
5.30%, 03/20/2026(c)	953,000	964,517
5.20%, 03/21/2029	1,554,000	1,597,639
5.40%, 03/21/2034	2,043,000	2,111,160
Frigorifico Concepcion S.A. (Paraguay), 7.70%, 07/21/2028(b)	900,000	594,351
J.M. Smucker Co. (The), 6.20%, 11/15/2033(c)	803,000	875,290
Minerva (Luxembourg) S.A. (Brazil),
4.38%, 03/18/2031(b)	6,665,000	5,793,225
8.88%, 09/13/2033(b)	6,550,000	7,074,373
		19,010,555
	Principal Amount	Value
Paper & Plastic Packaging Products & Materials–0.24%
Graphic Packaging International LLC, 6.38%, 07/15/2032(b)(c)	$5,972,000	$6,113,411
Sealed Air Corp., 7.25%, 02/15/2031(b)(c)	1,516,000	1,595,047
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030(b)	1,932,000	1,977,120
5.44%, 04/03/2034(b)	1,917,000	1,973,715
5.78%, 04/03/2054(b)	1,661,000	1,748,003
		13,407,296
Paper Products–0.01%
Inversiones CMPC S.A. (Chile), 6.13%, 02/26/2034(b)	225,000	237,777
Suzano Austria GmbH (Brazil), 7.00%, 03/16/2047(b)	205,000	221,966
		459,743
Passenger Airlines–0.23%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	169,623	147,215
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	291,667	290,388
5.75%, 04/20/2029(b)(c)	775,000	760,406
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,011,459	896,774
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	192,709	191,987
4.75%, 10/20/2028(b)	913,257	904,708
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	300,259	306,194
Series 24-A, 5.88%, 02/15/2037	4,681,000	4,785,492
Series AA, 5.45%, 02/15/2037	4,436,000	4,582,343
		12,865,507
Passenger Ground Transportation–0.01%
Uber Technologies, Inc., 6.25%, 01/15/2028(b)	250,000	252,323
Personal Care Products–0.09%
Kenvue, Inc.,
5.35%, 03/22/2026	237,000	240,506
5.05%, 03/22/2028(c)	584,000	600,330
5.00%, 03/22/2030(c)	1,998,000	2,068,512
4.90%, 03/22/2033	1,301,000	1,331,772
5.20%, 03/22/2063	575,000	575,797
		4,816,917
Pharmaceuticals–0.41%
AstraZeneca Finance LLC (United Kingdom),
4.85%, 02/26/2029	1,694,000	1,734,939
4.90%, 02/26/2031	1,924,000	1,978,024
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Core Plus Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Bristol-Myers Squibb Co.,
4.90%, 02/22/2029(c)	$961,000	$985,689
5.90%, 11/15/2033	1,126,000	1,227,099
6.25%, 11/15/2053	768,000	867,043
6.40%, 11/15/2063	1,799,000	2,062,097
Eli Lilly and Co.,
4.70%, 02/09/2034	1,268,000	1,284,727
5.00%, 02/09/2054	40,000	39,864
5.05%, 08/14/2054(c)	7,050,000	7,082,628
5.10%, 02/09/2064	2,142,000	2,138,804
5.20%, 08/14/2064(c)	1,972,000	1,998,961
Merck & Co., Inc.,
5.00%, 05/17/2053(c)	510,000	502,500
5.15%, 05/17/2063	355,000	353,893
		22,256,268
Property & Casualty Insurance–0.23%
Fairfax Financial Holdings Ltd. (Canada),
6.35%, 03/22/2054(b)	2,427,000	2,536,045
6.10%, 03/15/2055(b)	7,400,000	7,492,088
Markel Group, Inc., 6.00%, 05/16/2054	1,899,000	1,969,731
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	492,000	515,374
		12,513,238
Rail Transportation–0.10%
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	209,000	144,066
Norfolk Southern Corp.,
5.05%, 08/01/2030(c)	934,000	963,601
5.55%, 03/15/2034	1,024,000	1,082,725
5.35%, 08/01/2054(c)	651,000	653,960
5.95%, 03/15/2064	1,303,000	1,411,853
Union Pacific Corp., 5.15%, 01/20/2063(c)	1,109,000	1,082,798
		5,339,003
Real Estate Development–0.31%
Piedmont Operating Partnership L.P.,
9.25%, 07/20/2028	10,542,000	11,661,486
6.88%, 07/15/2029(c)	5,075,000	5,275,610
		16,937,096
Regional Banks–0.22%
Banco Internacional del Peru S.A.A. Interbank (Peru), 3.25%, 10/04/2026(b)	200,000	192,523
Citizens Financial Group, Inc., 5.64%, 05/21/2037(d)	499,000	482,689
M&T Bank Corp., 5.05%, 01/27/2034(c)(d)	543,000	527,268
Regions Financial Corp., 5.72%, 06/06/2030(d)	4,369,000	4,484,751
	Principal Amount	Value
Regional Banks–(continued)
Truist Financial Corp.,
6.05%, 06/08/2027(c)(d)	$931,000	$950,535
4.87%, 01/26/2029(d)	564,000	565,492
7.16%, 10/30/2029(d)	1,261,000	1,370,608
5.44%, 01/24/2030(d)	1,066,000	1,093,752
4.92%, 07/28/2033(d)	869,000	840,852
6.12%, 10/28/2033(d)	534,000	568,202
5.87%, 06/08/2034(d)	997,000	1,042,243
		12,118,915
Reinsurance–0.36%
Global Atlantic (Fin) Co.,
4.70%, 10/15/2051(b)(d)	5,724,000	5,380,976
6.75%, 03/15/2054(b)	4,825,000	4,944,886
7.95%, 10/15/2054(b)(c)(d)	3,506,000	3,595,210
Swiss Re Subordinated Finance PLC (United Kingdom), 5.70%, 04/05/2035(b)(d)	5,800,000	5,963,618
		19,884,690
Renewable Electricity–0.04%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(b)	200,000	200,243
ENN Clean Energy International Investment Ltd. (China), 3.38%, 05/12/2026(b)	200,000	193,256
Idaho Power Co., 5.20%, 08/15/2034(c)	1,475,000	1,500,602
		1,894,101
Restaurants–0.12%
Alsea S.A.B. de C.V. (Mexico), 7.75%, 12/14/2026(b)	400,000	407,321
Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(b)	322,000	322,089
McDonald’s Corp.,
4.80%, 08/14/2028(c)	2,974,000	3,029,001
4.95%, 08/14/2033(c)	2,483,000	2,542,083
5.45%, 08/14/2053	420,000	425,551
		6,726,045
Retail REITs–0.28%
Agree L.P., 5.63%, 06/15/2034	1,825,000	1,883,056
Brixmor Operating Partnership L.P., 5.75%, 02/15/2035	1,504,000	1,557,113
Kite Realty Group L.P.,
4.95%, 12/15/2031	3,178,000	3,140,200
5.50%, 03/01/2034	608,000	616,763
NNN REIT, Inc.,
5.60%, 10/15/2033(c)	624,000	641,999
5.50%, 06/15/2034	2,027,000	2,073,854
Realty Income Corp.,
5.63%, 10/13/2032(c)	411,000	431,333
5.38%, 09/01/2054	1,555,000	1,534,822
Regency Centers L.P.,
5.25%, 01/15/2034(c)	1,217,000	1,239,636
5.10%, 01/15/2035	1,975,000	1,982,096
		15,100,872
Security & Alarm Services–0.01%
Brink’s Co. (The), 6.50%, 06/15/2029(b)(c)	500,000	517,833
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Core Plus Bond Fund

	Principal Amount	Value
Self-Storage REITs–0.15%
Extra Space Storage L.P.,
5.70%, 04/01/2028	$344,000	$355,296
5.40%, 02/01/2034	2,246,000	2,287,475
Public Storage Operating Co.,
5.13%, 01/15/2029	243,000	250,662
5.10%, 08/01/2033(c)	1,450,000	1,486,464
5.35%, 08/01/2053	3,591,000	3,626,778
		8,006,675
Semiconductors–0.33%
Foundry JV Holdco LLC,
5.90%, 01/25/2030(b)	1,445,000	1,486,936
6.15%, 01/25/2032(b)(c)	4,483,000	4,619,977
5.88%, 01/25/2034(b)	2,094,000	2,104,581
6.25%, 01/25/2035(b)	6,143,000	6,311,483
6.40%, 01/25/2038(b)	1,335,000	1,383,495
Micron Technology, Inc., 5.30%, 01/15/2031	1,438,000	1,474,851
SK hynix, Inc. (South Korea), 6.38%, 01/17/2028(b)	600,000	627,399
		18,008,722
Single-Family Residential REITs–0.10%
American Homes 4 Rent L.P., 5.50%, 07/15/2034	5,075,000	5,178,888
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	250,000	252,039
		5,430,927
Soft Drinks & Non-alcoholic Beverages–0.24%
Coca-Cola Co. (The),
5.00%, 05/13/2034(c)	2,867,000	2,981,783
5.30%, 05/13/2054	3,961,000	4,113,209
5.40%, 05/13/2064	6,053,000	6,271,240
		13,366,232
Sovereign Debt–2.44%
Abu Dhabi Government International Bond (United Arab Emirates), 5.50%, 04/30/2054(b)	5,295,000	5,698,744
Brazilian Government International Bond (Brazil),
6.13%, 01/22/2032	13,578,000	13,809,685
6.13%, 03/15/2034	10,613,000	10,747,803
7.13%, 05/13/2054	6,128,000	6,302,505
Colombia Government International Bond (Colombia),
8.00%, 04/20/2033	200,000	213,050
7.50%, 02/02/2034	3,455,000	3,573,506
Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054(b)	3,624,000	3,928,660
Dominican Republic International Bond (Dominican Republic), 4.50%, 01/30/2030(b)	200,000	189,630
Finance Department Government of Sharjah (United Arab Emirates), 6.13%, 03/06/2036(b)	670,000	686,746
Principal Amount		Value
Sovereign Debt–(continued)
Gabon Government International Bond (Gabon), 6.95%, 06/16/2025(b)	$800,000	$752,410
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)(h)	4,937,000	2,591,389
Guatemala Government Bond (Guatemala),
6.05%, 08/06/2031(b)	4,175,000	4,262,842
7.05%, 10/04/2032(b)	200,000	215,358
6.55%, 02/06/2037(b)	3,245,000	3,347,055
Israel Government International Bond (Israel), 4.50%, 01/17/2033	200,000	188,068
Mexico Government International Bond (Mexico),
6.35%, 02/09/2035	3,380,000	3,519,356
6.00%, 05/07/2036	6,890,000	6,956,571
6.34%, 05/04/2053	5,761,000	5,663,351
6.40%, 05/07/2054	7,564,000	7,491,150
Oman Government International Bond (Oman),
6.00%, 08/01/2029(b)	200,000	208,742
6.25%, 01/25/2031(b)	600,000	638,014
Peruvian Government International Bond (Peru), 5.38%, 02/08/2035	2,934,000	2,980,592
Philippine Government International Bond (Philippines), 5.18%, 09/05/2049	9,707,000	9,588,575
Republic of Poland Government International Bond (Poland), 5.50%, 03/18/2054	340,000	347,692
Republic of South Africa Government International Bond (South Africa), 5.75%, 09/30/2049	200,000	161,708
Romanian Government International Bond (Romania),
5.25%, 11/25/2027(b)	300,000	301,000
6.63%, 02/17/2028(b)	5,030,000	5,240,133
5.88%, 01/30/2029(b)	3,552,000	3,625,757
3.63%, 03/27/2032(b)	300,000	264,079
7.13%, 01/17/2033(b)	3,760,000	4,072,625
7.63%, 01/17/2053(b)	500,000	562,891
Saudi Government International Bond (Saudi Arabia),
4.38%, 04/16/2029(b)	415,000	414,796
4.75%, 01/16/2030(b)	5,116,000	5,200,445
5.00%, 01/16/2034(b)	4,841,000	4,934,649
5.00%, 01/18/2053(b)	200,000	185,903
5.75%, 01/16/2054(b)(c)	5,553,000	5,711,671
Serbia International Bond (Serbia), 6.50%, 09/26/2033(b)	300,000	314,160
Trinidad & Tobago Government International Bond (Trinidad), 6.40%, 06/26/2034(b)	8,505,000	8,691,047
Turkiye Government International Bond (Turkey), 7.63%, 05/15/2034	695,000	725,723
		134,308,081
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Core Plus Bond Fund

	Principal Amount	Value
Specialized Consumer Services–0.02%
Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029(b)	$350,000	$364,679
Carriage Services, Inc., 4.25%, 05/15/2029(b)	800,000	739,475
		1,104,154
Specialized Finance–0.26%
Blackstone Private Credit Fund, 6.25%, 01/25/2031(b)(c)	1,249,000	1,278,513
Jefferson Capital Holdings LLC, 9.50%, 02/15/2029(b)	1,987,000	2,121,706
SMBC Aviation Capital Finance DAC (Ireland),
5.30%, 04/03/2029(b)	3,420,000	3,482,756
5.55%, 04/03/2034(b)	7,101,000	7,224,400
		14,107,375
Specialty Chemicals–0.46%
Eastman Chemical Co., 5.00%, 08/01/2029(c)	2,350,000	2,385,589
OCP S.A. (Morocco), 3.75%, 06/23/2031(b)	200,000	179,218
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026(c)	5,450,000	5,245,687
6.50%, 09/27/2028(c)	300,000	294,695
8.75%, 05/03/2029(b)(c)	6,740,000	7,043,819
5.50%, 03/18/2031	4,823,000	4,246,090
Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033(b)	5,326,000	5,740,826
		25,135,924
Steel–0.10%
Cleveland-Cliffs, Inc.,
5.88%, 06/01/2027	250,000	249,830
4.63%, 03/01/2029(b)(c)	500,000	469,443
CSN Resources S.A. (Brazil), 8.88%, 12/05/2030(b)	670,000	671,601
Vale Overseas Ltd. (Brazil), 6.40%, 06/28/2054(c)	4,145,000	4,235,676
		5,626,550
Systems Software–0.06%
Oracle Corp.,
6.25%, 11/09/2032	1,191,000	1,298,336
4.90%, 02/06/2033	1,012,000	1,013,153
6.90%, 11/09/2052	843,000	982,653
		3,294,142
Technology Hardware, Storage & Peripherals–0.01%
Lenovo Group Ltd. (China), 6.54%, 07/27/2032(b)	400,000	433,628
Seagate HDD Cayman, 4.09%, 06/01/2029	275,000	261,979
		695,607
Telecom Tower REITs–0.01%
SBA Communications Corp., 3.13%, 02/01/2029	275,000	253,311
	Principal Amount	Value
Tobacco–0.33%
B.A.T Capital Corp. (United Kingdom),
5.83%, 02/20/2031(c)	$767,000	$805,334
6.00%, 02/20/2034(c)	866,000	913,663
7.08%, 08/02/2043	292,000	325,881
Philip Morris International, Inc.,
5.00%, 11/17/2025	356,000	357,368
5.13%, 11/17/2027	1,092,000	1,116,661
4.88%, 02/15/2028	2,295,000	2,327,994
5.25%, 09/07/2028	1,695,000	1,744,951
4.88%, 02/13/2029(c)	4,391,000	4,466,344
5.13%, 02/13/2031(c)	1,175,000	1,205,749
5.75%, 11/17/2032(c)	520,000	550,464
5.38%, 02/15/2033(c)	2,543,000	2,623,703
5.63%, 09/07/2033	1,440,000	1,512,814
5.25%, 02/13/2034	14,000	14,320
		17,965,246
Trading Companies & Distributors–0.38%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	5,382,000	5,369,514
BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	526,000	506,319
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028(b)	1,000,000	994,453
7.00%, 05/01/2031(b)	3,594,000	3,769,668
Mitsubishi Corp. (Japan),
5.00%, 07/02/2029(b)	4,333,000	4,465,446
5.13%, 07/17/2034(b)	5,506,000	5,676,273
		20,781,673
Transaction & Payment Processing Services–0.18%
Fiserv, Inc.,
5.38%, 08/21/2028(c)	2,327,000	2,401,803
5.63%, 08/21/2033	1,528,000	1,599,658
5.45%, 03/15/2034	4,492,000	4,632,696
Mastercard, Inc., 4.85%, 03/09/2033(c)	1,455,000	1,498,831
		10,132,988
Wireless Telecommunication Services–0.20%
Bharti Airtel Ltd. (India), 4.38%, 06/10/2025(b)	200,000	198,884
Liquid Telecommunications Financing PLC (South Africa), 5.50%, 09/04/2026(b)	200,000	126,208
SixSigma Networks Mexico S.A. de C.V. (Mexico), 7.50%, 05/02/2025(b)	325,000	324,449
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	270,375	269,640
5.15%, 03/20/2028(b)	1,077,000	1,082,979
T-Mobile USA, Inc.,
5.65%, 01/15/2053	1,083,000	1,112,139
6.00%, 06/15/2054	571,000	617,095
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(d)	$250,000	$239,440
4.13%, 06/04/2081(d)	2,580,000	2,322,938
5.13%, 06/04/2081(d)	6,245,000	4,910,859
		11,204,631
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,305,168,433)		2,347,061,509
U.S. Government Sponsored Agency Mortgage-Backed Securities–24.06%
Collateralized Mortgage Obligations–0.65%
Fannie Mae REMICs,
IO, 7.00%, 05/25/2033(j)	2,467	336
6.00%, 07/25/2033(j)	2,114	293
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K083, Class AM, 4.03%, 10/25/2028(k)	4,736,000	4,693,266
Series K085, Class AM, 4.06%, 10/25/2028(k)	4,736,000	4,713,102
Series K089, Class AM, 3.63%, 01/25/2029(k)	8,018,000	7,851,580
Series K088, Class AM, 3.76%, 01/25/2029(k)	18,944,000	18,644,728
		35,903,305
Federal Home Loan Mortgage Corp. (FHLMC)–1.87%
3.50%, 08/01/2026	57,722	56,774
7.00%, 05/01/2028 to 06/01/2032	208,248	216,379
6.00%, 03/01/2029 to 08/01/2053	59,393,397	61,011,115
7.50%, 05/01/2030 to 05/01/2035	206,474	211,546
8.50%, 08/01/2031	11,420	12,119
3.00%, 02/01/2032	875,218	845,400
6.50%, 08/01/2032 to 09/01/2036	53,486	55,884
8.00%, 08/01/2032	8,168	8,573
5.50%, 01/01/2034 to 07/01/2053	29,829,841	30,227,739
5.00%, 07/01/2034 to 06/01/2040	817,574	837,765
4.50%, 02/01/2040 to 10/01/2046	8,910,786	8,920,929
ARM, 6.32% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.06%), 12/01/2036(g)	27,580	28,499
6.72% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.29%), 02/01/2037(g)	2,436	2,483
7.49% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 05/01/2037(g)	39,426	40,365
		102,475,570
	Principal Amount	Value
Federal National Mortgage Association (FNMA)–1.29%
6.50%, 07/01/2028 to 01/01/2037	$31,333	$32,497
7.50%, 02/01/2030 to 08/01/2037	280,083	290,272
9.50%, 04/01/2030	157	157
3.50%, 12/01/2030 to 05/01/2047	22,481,225	21,110,132
7.00%, 03/01/2032 to 02/01/2034	125,087	129,867
8.50%, 10/01/2032	18,219	19,055
5.50%, 04/01/2033 to 09/01/2053	32,549,414	32,940,562
8.00%, 04/01/2033	15,578	16,365
6.00%, 04/01/2037 to 10/01/2039	5,816	6,036
5.00%, 12/01/2039	250,920	256,884
3.00%, 08/01/2043	1,791,541	1,643,158
4.00%, 12/01/2048	14,964,241	14,429,117
ARM, 6.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(g)	41,852	43,455
5.98% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.63%), 01/01/2037(g)	24,689	25,545
6.43% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.71%), 03/01/2038(g)	13,165	13,352
		70,956,454
Government National Mortgage Association (GNMA)–5.18%
ARM, 4.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(g)	474	472
5.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(g)	402	401
5.50% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(g)	509	507
8.00%, 08/15/2025 to 06/15/2026	961	962
6.56%, 01/15/2027	24,118	24,415
7.00%, 10/15/2028 to 09/15/2032	57,618	58,614
6.00%, 11/15/2028 to 02/15/2033	27,244	28,380
6.50%, 01/15/2029 to 09/15/2034	35,393	36,025
7.50%, 05/15/2031 to 05/15/2032	2,999	3,013
5.50%, 06/15/2035	16,781	17,281
5.00%, 07/15/2035	1,359	1,382
4.00%, 03/20/2048	2,640,332	2,532,468
TBA, 4.50%, 09/01/2054(l)	99,574,000	97,555,292
5.00%, 09/01/2054(l)	23,000,000	22,961,816
5.50%, 09/01/2054(l)	77,448,000	77,967,954
6.00%, 09/01/2054(l)	82,162,000	83,388,039
		284,577,021
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Core Plus Bond Fund

	Principal Amount	Value
Uniform Mortgage-Backed Securities–15.07%
TBA, 2.50%, 09/01/2054(l)	$76,374,725	$65,140,841
3.00%, 09/01/2054(l)	21,000,000	18,633,000
3.50%, 09/01/2054(l)	54,396,825	50,085,097
4.00%, 09/01/2054(l)	49,704,000	47,170,020
4.50%, 09/01/2054(l)	49,705,000	48,357,899
5.00%, 09/01/2054(l)	263,998,388	262,139,401
5.50%, 09/01/2054(l)	235,700,000	237,337,262
6.00%, 09/01/2054(l)	97,170,520	98,969,380
		827,832,900
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,324,716,234)		1,321,745,250

Asset-Backed Securities–21.58%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 0.71%, 02/25/2035(k)	120,152	119,213
Series 2005-1, Class 4A1, 5.48%, 05/25/2035(k)	327,396	309,656
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	13,340,000	12,467,344
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(k)	711,299	680,838
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(k)	2,842,141	2,652,305
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(k)	1,647,049	1,554,377
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(k)	2,477,396	2,122,110
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(k)	6,581,970	5,663,152
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(k)	12,049,683	11,176,531
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(k)	3,476,483	3,517,496
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)(k)	13,986,464	14,096,735
Series 2024-8, Class A1, 5.34%, 05/27/2069(b)(k)	8,100,000	8,099,878
Apidos CLO XII, Series 2013-12A, Class ARR, 6.38% (3 mo. Term SOFR + 1.08%), 04/15/2031(b)(g)	8,114,786	8,114,827
Apidos CLO XXV, Series 2016-25A, Class A1R2, 6.43% (3 mo. Term SOFR + 1.15%), 10/20/2031(b)(g)	12,152,282	12,202,398
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	20,133,000	19,670,563
Series 2022-1A, Class C, 4.84%, 08/21/2028(b)	5,417,000	5,266,429
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	3,919,000	3,988,507
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	2,475,000	2,494,122
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	13,131,000	13,447,189
Principal Amount		Value

Bain Capital Credit CLO Ltd., Series 2021-1A, Class A, 6.60% (3 mo. Term SOFR + 1.32%), 04/18/2034(b)(g)	$5,777,000	$5,781,315
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(k)	4,394,000	4,291,440
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(k)	10,127,140	8,773,997
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(k)	10,126,359	8,426,202
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(k)	9,183,814	8,151,256
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(k)	10,546,608	9,124,257
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(k)	12,868,874	10,692,205
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 7.37%, 08/25/2033(k)	13,778	13,390
Series 2004-10, Class 21A1, 0.00%, 01/25/2035(f)	216,937	207,534
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(g)	128,164	121,325
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 5.69%, 11/25/2034(k)	172,921	173,829
Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.67%, 04/10/2051(k)	6,921,000	5,740,551
Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	15,114,888
Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	10,129,896
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.36%, 02/15/2057(k)	2,500,000	2,610,038
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(k)	1,769,148	1,672,973
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.30% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(g)	6,247,258	6,191,313
Series 2021-VOLT, Class C, 6.55% (1 mo. Term SOFR + 1.21%), 09/15/2036(b)(g)	5,345,000	5,243,821
Series 2021-VOLT, Class D, 7.10% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(g)	12,367,000	12,181,515
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Core Plus Bond Fund

Principal Amount		Value

BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	$4,640,000	$4,662,356
Series 2022-LBA6, Class A, 6.34% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(g)	10,965,000	10,874,096
Series 2022-LBA6, Class B, 6.64% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(g)	6,790,000	6,691,280
Series 2022-LBA6, Class C, 6.94% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(g)	3,630,000	3,582,203
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A1RR, 6.50% (3 mo. Term SOFR + 1.22%), 07/20/2032(b)(g)	9,113,000	9,131,108
Series 2015-5A, Class A1R3, 6.38% (3 mo. Term SOFR + 1.10%), 01/20/2032(b)(g)	4,612,476	4,615,160
Carlyle US CLO Ltd., Series 2021-1A, Class A1, 6.70% (3 mo. Term SOFR + 1.40%), 04/15/2034(b)(g)	9,782,000	9,789,698
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(k)	3,732,973	3,376,560
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(k)	913,237	830,207
Series 2016-SH2, Class M2, 3.75%, 12/25/2045(b)(k)	3,620,100	3,329,804
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(k)	1,795,575	1,630,666
CIFC Funding Ltd., Series 2016-1A, Class ARR, 6.62% (3 mo. Term SOFR + 1.34%), 10/21/2031(b)(g)	4,761,000	4,766,585
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class B, 4.18%, 07/10/2047(k)	1,546,756	1,517,889
Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,227,632
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 7.38%, 08/25/2034(k)	68,665	65,040
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(k)	10,173,119	8,459,017
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(k)	11,157,096	11,200,330
COLT Mortgage Loan Trust,
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(k)	4,505,916	3,986,781
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(k)	6,918,453	6,248,508
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(k)	6,864,380	6,466,664
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(k)	9,672,678	9,412,658
Commercial Mortgage Trust, Series 2015-CR25, Class B, 4.67%, 08/10/2048(k)	5,267,000	5,121,343
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	187,874	95,687
Principal Amount		Value

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(k)	$1,487,435	$1,327,857
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(k)	2,143,364	1,893,827
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(k)	9,055,304	8,593,180
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(k)	5,772,399	5,162,823
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(k)	9,819,459	9,744,039
Cross Mortgage Trust, Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)(k)	7,305,709	7,392,086
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	19,485,749
CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.77%, 06/25/2034(k)	411,818	386,027
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	9,699,500	9,427,091
Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	10,245,750	10,065,104
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.57%, 06/27/2037(b)(k)	3,110,137	2,732,224
Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	18,587,520	17,476,299
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.64% (3 mo. Term SOFR + 1.34%), 01/15/2034(b)(g)	3,239,313	3,232,925
Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(k)	1,802,023	1,741,928
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(k)	278,539	272,757
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(k)	762,885	652,115
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(k)	6,808,763	5,916,068
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(k)	9,145,221	9,207,416
Empower CLO Ltd., Series 2024-1A, Class A1, 6.91% (3 mo. Term SOFR + 1.60%), 04/25/2037(b)(g)	10,250,000	10,309,880
Enterprise Fleet Financing LLC,
Series 2024-2, Class A3, 5.61%, 04/20/2028(b)	1,710,000	1,752,654
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	1,991,000	2,059,197
Extended Stay America Trust, Series 2021-ESH, Class B, 6.83% (1 mo. Term SOFR + 1.49%), 07/15/2038(b)(g)	4,628,504	4,593,556
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Core Plus Bond Fund

Principal Amount		Value

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(k)	$15,508,484	$13,727,755
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(k)	3,284,505	2,915,424
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	11,786,710	12,076,095
GCAT Trust,
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(k)	1,080,027	1,045,590
Series 2020-NQM2, Class A1, 2.56%, 04/25/2065(b)(k)	934,416	881,713
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.36%, 04/19/2036(k)	367,445	298,183
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class ARR, 6.34% (3 mo. Term SOFR + 1.07%), 10/20/2032(b)(g)	6,576,000	6,581,136
Golub Capital Partners CLO 40(B) Ltd., Series 2019-40A, Class AR, 6.64% (3 mo. Term SOFR + 1.35%), 01/25/2032(b)(g)	12,697,661	12,718,676
GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	7,602,374
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	7,692,533
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(k)	8,330,973	7,382,863
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 4.96%, 09/25/2035(k)	90,340	81,801
HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 6.35% (1 mo. Term SOFR + 1.01%), 06/20/2035(g)	11,584	10,778
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	3,927,000	3,674,127
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	2,100,000	1,955,130
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	859,333	851,168
HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(b)	2,986,570	2,997,201
ICG US CLO Ltd., Series 2016-1A, Class A1RR, 6.78% (3 mo. Term SOFR + 1.51%), 04/29/2034(b)(g)	11,399,000	11,412,485
Invitation Homes Trust, Series 2024-SFR1, Class A, 4.00%, 09/17/2029(b)	3,485,000	3,363,256
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(i)	12,002,000	11,569,928
Principal Amount		Value

IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(i)	$15,459,000	$15,479,097
Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	5,487,000	5,405,214
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 6.07%, 06/25/2035(k)	69,411	70,085
Series 2005-A5, Class 1A2, 5.10%, 08/25/2035(k)	70,788	67,624
Series 2007-A4, Class 3A1, 5.46%, 06/25/2037(k)	310,156	241,483
Series 20153, Class B2, 3.59%, 05/25/2045(b)(k)	3,499,648	3,279,762
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(k)	11,357,141	9,468,357
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(k)	2,840,000	2,836,894
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(k)	9,117,163	9,257,884
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class A3, 3.80%, 08/15/2048	888,162	873,403
Series 2016-C1, Class B, 4.86%, 03/17/2049(k)	5,083,000	4,909,645
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	5,088,701
KKR CLO 15 Ltd., Series 15, Class A1R2, 6.32% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(g)	10,233,000	10,237,881
Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	90,200	65,964
Life Mortgage Trust,
Series 2021-BMR, Class A, 6.15% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(g)	5,389,347	5,294,276
Series 2021-BMR, Class B, 6.33% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(g)	8,744,305	8,539,942
Series 2021-BMR, Class C, 6.55% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(g)	3,668,246	3,570,475
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 6.59% (3 mo. Term SOFR + 1.29%), 10/15/2032(b)(g)	9,247,000	9,255,433
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(k)	6,481,485	5,738,028
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(k)	6,295,459	5,566,046
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035(k)	270,101	253,211
Series 2005-A5, Class A9, 5.22%, 06/25/2035(k)	352,959	338,455
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Core Plus Bond Fund

Principal Amount		Value

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(k)	$7,977,156	$6,991,745
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 6.15% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(g)	5,810,000	5,750,078
Series 2021-STOR, Class B, 6.35% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(g)	4,355,000	4,287,865
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.67%, 10/15/2048(k)	15,769,000	15,032,930
Morgan Stanley Capital I Trust,
Series 2014-150E, Class C, 4.44%, 09/09/2032(b)(k)	3,350,000	2,010,000
Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	16,792,892
Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	10,060,016
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(k)	8,882,000	8,927,520
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(b)(k)	6,250,000	4,795,312
Neuberger Berman Loan Advisers CLO 49 Ltd., Series 2022-49A, Class AR, 6.43% (3 mo. Term SOFR + 1.15%), 07/25/2035(b)(g)	10,044,000	10,052,357
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(k)	1,452,322	1,369,605
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(k)	2,390,398	2,231,017
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(k)	6,675,685	6,242,396
OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(k)	212,166	206,313
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(k)	9,906,896	8,405,194
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(k)	8,312,246	7,414,639
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(k)	7,063,333	6,399,144
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(k)	7,176,135	6,374,350
Principal Amount		Value

OCP CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 6.66% (3 mo. Term SOFR + 1.38%), 07/20/2029(b)(g)	$4,249,441	$4,254,774
Series 2017-13A, Class A1AR, 6.52% (3 mo. Term SOFR + 1.22%), 07/15/2030(b)(g)	7,380,043	7,389,143
Series 2020-8RA, Class A1, 6.77% (3 mo. Term SOFR + 1.48%), 01/17/2032(b)(g)	17,340,786	17,384,884
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	21,801,000	19,240,957
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 6.64% (3 mo. Term SOFR + 1.35%), 04/17/2034(b)(g)	9,626,000	9,634,413
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	6,874,816	6,276,167
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	9,469,271	9,390,359
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 5.93% (1 mo. Term SOFR + 0.65%), 08/25/2031(g)	89,764	83,885
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	13,584,953	14,455,308
Regatta XIII Funding Ltd., Series 2018-2A, Class A1R, 6.40% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(g)	8,840,920	8,852,405
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(k)	125,682	124,146
Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(k)	408,683	398,948
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	5,633,609	5,526,812
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(k)	333,277	280,829
Series 2013-7, Class A2, 3.00%, 06/25/2043(k)	258,962	230,860
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(k)	12,042,998	11,270,309
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(k)	5,058,394	4,660,801
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(k)	334,307	316,739
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	9,052,800	8,750,540
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	5,407,542	4,826,566
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	5,310,458	4,434,746
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(k)	3,983,355	3,640,876
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Core Plus Bond Fund

Principal Amount		Value

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(k)	$218,549	$208,362
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(k)	1,680,103	1,582,235
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(k)	11,907,884	10,438,249
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(k)	8,850,601	7,866,377
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 5.90%, 09/25/2034(k)	119,544	116,805
Series 2004-8, Class 3A, 6.17%, 07/25/2034(k)	534,365	514,933
Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	7,131,000	7,478,352
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	7,822,000	8,044,816
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	7,755,000	8,062,813
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	73,765	68,225
Symphony CLO XVI Ltd., Series 2015-16A, Class ARR, 6.50% (3 mo. Term SOFR + 1.20%), 10/15/2031(b)(g)	5,797,674	5,823,683
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 6.39% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(g)	9,616,816	9,622,105
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	5,010,000	5,093,025
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	9,510,600	8,725,859
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 6.39% (1 mo. Term SOFR + 1.11%), 12/25/2033(g)	144,953	138,102
Series 2005-1, Class A3, 4.66%, 04/25/2045(k)	300,557	289,985
TICP CLO XV Ltd., Series 2020-15A, Class A, 6.82% (3 mo. Term SOFR + 1.54%), 04/20/2033(b)(g)	9,701,000	9,705,841
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(b)	13,378,000	13,315,519
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	11,129,301	10,113,186
UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	15,703,213
	Principal Amount	Value

Verus Securitization Trust,
Series 2020-1, Class A1, 3.42%, 01/25/2060(b)(k)	$1,107,758	$1,078,502
Series 2020-1, Class A2, 3.64%, 01/25/2060(b)(k)	1,444,147	1,408,115
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(k)	1,894,957	1,697,865
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(k)	9,610,965	8,572,996
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(k)	2,267,776	2,128,643
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(k)	6,764,436	6,287,972
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(k)	7,989,523	7,609,581
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(k)	3,327,100	3,321,085
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(k)	4,227,759	4,285,820
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	1,589,622	1,505,181
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007-HY2, Class 2A2, 4.61%, 11/25/2036(k)	149,441	129,757
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 7.36%, 08/25/2035(k)	73,576	71,806
Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	10,517,720	10,152,457
Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	4,922,308	4,719,216
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.52%, 10/15/2057(k)	4,693,000	4,217,205
Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	21,309,445	19,471,797
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	4,645,000	4,825,640
Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.64%, 04/20/2054(b)	9,109,000	9,393,207
Total Asset-Backed Securities (Cost $1,259,637,991)		1,186,023,935
U.S. Treasury Securities–13.41%
U.S. Treasury Bills–0.54%
5.27% - 5.31%, 09/05/2024(m)	14,925,000	14,916,399
4.78% - 4.83%, 01/30/2025(m)(n)	15,199,000	14,901,843
		29,818,242
U.S. Treasury Bonds–1.94%
4.13%, 08/15/2044	26,912,100	26,266,630
4.63%, 05/15/2054	75,235,200	80,431,131
		106,697,761
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Notes–10.93%
2.13%, 11/30/2024	$5,950,000	$5,909,261
4.38%, 07/31/2026	80,232,200	80,840,209
3.75%, 08/15/2027	73,235,000	73,157,760
4.00%, 07/31/2029	168,017,000	170,025,327
3.63%, 08/31/2029	40,000,000	39,839,063
4.13%, 07/31/2031	10,575,800	10,775,749
3.88%, 08/15/2034	220,743,100	219,967,051
		600,514,420
Total U.S. Treasury Securities (Cost $735,710,776)		737,030,423
	Shares
Preferred Stocks–1.39%
Diversified Banks–0.80%
Citigroup, Inc., 6.25%, Series T, Pfd.(c)(d)	3,037,000	3,070,750
Citigroup, Inc., 5.00%, Series U, Pfd.(c)(d)	8,003,000	7,990,367
Citigroup, Inc., 4.00%, Series W, Pfd.(c)(d)	4,184,000	4,078,039
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	23,403	28,598,466
		43,737,622
Diversified Financial Services–0.24%
Apollo Global Management, Inc., 7.63%, Pfd.(d)	508,150	13,410,079
Investment Banking & Brokerage–0.18%
Goldman Sachs Group, Inc. (The), 8.24% (3 mo. Term SOFR + 3.14%), Series P, Pfd.(c)(g)	3,555,000	3,564,367
Morgan Stanley, 6.88% (3 mo. USD LIBOR + 3.94%), Series F, Pfd.	249,737	6,320,844
		9,885,211
Regional Banks–0.17%
M&T Bank Corp., 7.50%, Series J, Pfd.	348,527	9,441,596
Total Preferred Stocks (Cost $77,053,161)		76,474,508
	Principal Amount
Agency Credit Risk Transfer Notes–0.50%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 7.45% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(g)	$8,168,048	8,299,031
Series 2022-R04, Class 1M1, 7.35% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(g)	4,097,302	4,154,764
Series 2023-R02, Class 1M1, 7.65% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(g)	2,888,668	2,970,778
	Principal Amount		Value
Freddie Mac,
Series 2022-DNA3, Class M1A, STACR®, 7.35% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(g)		$5,643,450	$5,716,893
Series 2022-HQA3, Class M1, STACR®, 7.65% (30 Day Average SOFR + 2.30%), 08/25/2042(b)(g)		3,854,707	3,947,802
Series 2023-DNA1, Class M1, STACR®, 7.45% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(g)		2,362,854	2,405,194
Total Agency Credit Risk Transfer Notes (Cost $27,015,029)			27,494,462
Non-U.S. Dollar Denominated Bonds & Notes–0.26%(o)
Airport Services–0.01%
Gatwick Airport Finance PLC (United Kingdom), 4.38%, 04/07/2026(b)	GBP	200,000	256,308
Automotive Parts & Equipment–0.00%
Schaeffler AG (Germany), 3.38%, 10/12/2028(b)	EUR	200,000	217,480
Broadline Retail–0.00%
Americanas S.A. (Brazil), 8.35%, 07/26/2029(i)	BRL	2,176	0
Diversified Chemicals–0.00%
INEOS Quattro Finance 2 PLC (United Kingdom), 8.50%, 03/15/2029(b)	EUR	200,000	235,568
Diversified Support Services–0.01%
IPD 3 B.V. (France), 8.00%, 06/15/2028(b)	EUR	200,000	235,595
Environmental & Facilities Services–0.00%
Paprec Holding (France), 6.50%, 11/17/2027(b)	EUR	200,000	232,830
Homefurnishing Retail–0.00%
Mobilux Finance S.A.S. (France), 4.25%, 07/15/2028(b)	EUR	200,000	209,291
Integrated Telecommunication Services–0.06%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	3,703,000	2,618,921
Telecom Italia S.p.A. (Italy), 7.88%, 07/31/2028(b)	EUR	400,000	495,657
			3,114,578
Investment Banking & Brokerage–0.04%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub B.V. (Netherlands), 8.50%, 01/15/2031(b)	GBP	1,650,000	2,348,087
Leisure Facilities–0.01%
Deuce FinCo PLC (United Kingdom), 5.50%, 06/15/2027(b)	GBP	200,000	255,110
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Core Plus Bond Fund

	Principal Amount		Value
Marine Transportation–0.01%
Stena International S.A. (Sweden), 7.25%, 02/15/2028(b)	EUR	325,000	$376,646
Metal, Glass & Plastic Containers–0.00%
OI European Group B.V., 6.25%, 05/15/2028(b)	EUR	200,000	229,849
Movies & Entertainment–0.12%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	5,311,000	6,029,023
WMG Acquisition Corp., 2.75%, 07/15/2028(b)	EUR	250,000	267,870
			6,296,893
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,104,855)			14,008,235
Variable Rate Senior Loan Interests–0.23%(p)
Aerospace & Defense–0.01%
TransDigm, Inc., Term Loan J, 7.84% (3 mo. SOFR + 2.50%), 02/28/2031		$250,000	250,564
Casinos & Gaming–0.00%
Scientific Games Lottery, Term Loan B, 8.32% (3 mo. Term SOFR + 3.00%), 04/04/2029		250,000	249,314
Gas Utilities–0.04%
NGL Energy Operating LLC, Term Loan, 9.00% (1 mo. Term SOFR + 3.75%), 02/03/2031		2,312,205	2,311,580
Health Care Supplies–0.01%
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan B, 8.00% (1 mo. Term SOFR + 2.75%), 10/23/2028		249,375	250,276
Hotels, Resorts & Cruise Lines–0.01%
Carnival Corp., Term Loan B, 8.00% (1 mo. Term SOFR + 2.75%), 10/18/2028		194,401	195,303
IRB Holding Corp., Term Loan B, 8.10% (1 mo. Term SOFR + 2.85%), 12/15/2027		498,750	499,815
			695,118
Leisure Products–0.05%
Amer Sports (Finland), Term Loan B, 8.35% (3 mo. Term SOFR + 3.25%), 02/10/2031		2,870,092	2,881,759
Life Sciences Tools & Services–0.00%
Syneos Health, Inc., Term Loan B, 9.08% (3 mo. Term SOFR + 3.75%), 09/27/2030		249,375	248,369
Oil & Gas Storage & Transportation–0.09%
NFE Atlantic Holdings LLC, Term Loan, 10.06% (3 mo. Term SOFR + 5.00%), 10/30/2028		4,987,469	4,695,153
Principal Amount		Value
Real Estate Development–0.01%
DTZ U.S. Borrower LLC, Term Loan B, 9.00% (1 mo. Term SOFR + 3.75%), 01/31/2030(i)	$250,000	$251,250
Greystar Real Estate Partners LLC, Term Loan B, 8.06% (1 mo. Term SOFR + 2.75%), 08/21/2030	249,373	250,308
		501,558
Research & Consulting Services–0.01%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.03% (1 mo. Term SOFR + 2.75%), 01/18/2029	249,375	250,076
Systems Software–0.00%
Camelot Finance L.P., Term Loan, 8.00% (1 mo. Term SOFR + 2.75%), 01/31/2031	249,375	249,874
Trading Companies & Distributors–0.00%
Jane Street Group LLC, Term Loan, 7.86% (1 mo. Term SOFR + 2.61%), 01/26/2028	249,354	249,853
Total Variable Rate Senior Loan Interests (Cost $12,731,785)		12,833,494
Shares
Exchange-Traded Funds–0.14%
Invesco High Yield Select ETF(q)	10,000	258,498
Invesco Senior Loan ETF(c)(q)	120,000	2,528,400
Invesco Short Duration Bond ETF(q)	12,000	301,140
Invesco Total Return Bond ETF(c)(q)	100,000	4,781,000
Total Exchange-Traded Funds (Cost $8,871,383)		7,869,038
Principal Amount
Municipal Obligations–0.13%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	$4,000,000	3,827,116
Series 2022, RB, 4.35%, 06/01/2041	2,980,000	2,805,593
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057	514,000	580,923
Total Municipal Obligations (Cost $7,494,000)		7,213,632
Shares
Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032(i)	79	0
Broadline Retail–0.00%
Americanas S.A. (Brazil)(r)	10,955	11,216
Americanas S.A., Wts., expiring 03/19/2027 (Brazil)(i)(r)	365,159	0
		11,216
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26	Invesco Core Plus Bond Fund

Shares		Value
Oil & Gas Drilling–0.00%
Vantage Drilling International Ltd.(r)	95	$2,565
Paper & Plastic Packaging Products & Materials–0.00%
Smurfit WestRock PLC	65	3,082
Specialty Chemicals–0.00%
Ingevity Corp.(r)	10	395
Total Common Stocks & Other Equity Interests (Cost $4,953)		17,258
Money Market Funds–14.67%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(q)(s)	282,138,685	282,138,685
Invesco Treasury Portfolio, Institutional Class, 5.15%(q)(s)	523,966,898	523,966,898
Total Money Market Funds (Cost $806,105,583)		806,105,583

Options Purchased–0.02%
(Cost $827,850)(t)		846,900
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-119.11% (Cost $6,578,442,033)		6,544,724,227
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.87%
Invesco Private Government Fund, 5.28%(q)(s)(u)	104,150,583	$104,150,583
Invesco Private Prime Fund, 5.46%(q)(s)(u)	273,418,257	273,527,625
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $377,660,599)		377,678,208
TOTAL INVESTMENTS IN SECURITIES–125.98% (Cost $6,956,102,632)		6,922,402,435
OTHER ASSETS LESS LIABILITIES—(25.98)%		(1,427,701,804)
NET ASSETS–100.00%		$5,494,700,631
Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
IBOR	– Interbank Offered Rate
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
27	Invesco Core Plus Bond Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $1,996,826,334, which represented 36.34% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2024.
(h)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2024 was $3,692,029, which represented less than 1% of the Fund’s Net Assets.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2024.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(q)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2024	Dividend Income
Invesco High Yield Select ETF	$249,082	$-	$-	$9,416	$-	$258,498	$18,094
Invesco Senior Loan ETF	-	2,536,800	-	(8,400)	-	2,528,400	91,676
Invesco Short Duration Bond ETF	296,220	299,430	(298,422)	4,272	(360)	301,140	9,373
Invesco Total Return Bond ETF	4,596,000	-	-	185,000	-	4,781,000	203,509
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	246,646,745	706,781,333	(671,289,393)	-	-	282,138,685	11,102,789
Invesco Liquid Assets Portfolio, Institutional Class	176,146,897	406,322,994	(582,494,295)	8,792	15,612	-	7,126,148
Invesco Treasury Portfolio, Institutional Class	281,881,994	1,079,080,734	(836,995,830)	-	-	523,966,898	13,626,259
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	108,303,142	931,424,764	(935,577,323)	-	-	104,150,583	5,826,540*
Invesco Private Prime Fund	275,096,423	1,975,821,809	(1,977,472,832)	17,609	64,616	273,527,625	15,854,884*
Total	$1,093,216,503	$5,102,267,864	$(5,004,128,095)	$216,689	$79,868	$1,191,652,829	$53,859,272

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	Non-income producing security.
(s)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(t)	The table below details options purchased.
(u)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500 Index	Call	01/17/2025	45	USD	5,725.00	USD	25,762,500	$846,900

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
28	Invesco Core Plus Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	793	December-2024	$164,584,673	$(298,890)	$(298,890)
U.S. Treasury 10 Year Notes	3,005	December-2024	341,255,312	(2,187,199)	(2,187,199)
U.S. Treasury Long Bonds	2,344	December-2024	288,605,000	(3,741,000)	(3,741,000)
U.S. Treasury Ultra Bonds	1,236	December-2024	163,074,750	(2,754,665)	(2,754,665)
Subtotal—Long Futures Contracts				(8,981,754)	(8,981,754)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	1,235	December-2024	(135,107,071)	412,153	412,153
U.S. Treasury 10 Year Ultra Notes	3,174	December-2024	(372,746,625)	2,819,956	2,819,956
Subtotal—Short Futures Contracts				3,232,109	3,232,109
Total Futures Contracts				$(5,749,645)	$(5,749,645)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
11/25/2024	Morgan Stanley and Co. International PLC	GBP	358,000	USD	459,224	$(11,168)
11/25/2024	State Street Bank & Trust Co.	CAD	13,003,000	USD	9,502,727	(169,498)
11/25/2024	State Street Bank & Trust Co.	EUR	14,340,000	USD	15,791,374	(118,729)
Total Forward Foreign Currency Contracts						$(299,395)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
29	Invesco Core Plus Bond Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $5,763,465,067)*	$5,730,749,606
Investments in affiliates, at value (Cost $1,192,637,565)	1,191,652,829
Deposits with brokers:
Cash collateral — TBA commitments	321,511
Cash	13,995
Foreign currencies, at value (Cost $24,853,464)	24,910,482
Receivable for:
Investments sold	28,937,043
Fund shares sold	137,387,988
Dividends	3,912,315
Interest	41,737,221
Investments matured, at value (Cost $1,148,619)	120,452
Principal paydowns	3,019
Investment for trustee deferred compensation and retirement plans	135,461
Other assets	151,620
Total assets	7,160,033,542
Liabilities:
Other investments:
Variation margin payable — futures contracts	1,964,921
Unrealized depreciation on forward foreign currency contracts outstanding	299,395
Payable for:
Investments purchased	166,084,263
TBA sales commitment	1,111,136,077
Dividends	2,931,082
Fund shares reacquired	3,661,385
Collateral upon return of securities loaned	377,660,599
Accrued fees to affiliates	1,255,792
Accrued trustees’ and officers’ fees and benefits	7,006
Accrued other operating expenses	175,561
Trustee deferred compensation and retirement plans	156,830
Total liabilities	1,665,332,911
Net assets applicable to shares outstanding	$5,494,700,631
Net assets consist of:
Shares of beneficial interest	$6,339,427,637
Distributable earnings (loss)	(844,727,006)
$5,494,700,631
Net Assets:
Class A	$1,327,611,223
Class C	$42,577,492
Class R	$32,745,958
Class Y	$1,435,650,165
Class R5	$17,505,360
Class R6	$2,638,610,433
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	141,541,602
Class C	4,540,894
Class R	3,492,107
Class Y	152,951,930
Class R5	1,866,985
Class R6	281,533,526
Class A:
Net asset value per share	$9.38
Maximum offering price per share (Net asset value of $9.38 ÷ 95.75%)	$9.80
Class C:
Net asset value and offering price per share	$9.38
Class R:
Net asset value and offering price per share	$9.38
Class Y:
Net asset value and offering price per share	$9.39
Class R5:
Net asset value and offering price per share	$9.38
Class R6:
Net asset value and offering price per share	$9.37

*	At August 31, 2024, securities with an aggregate value of $363,666,700 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
30	Invesco Core Plus Bond Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest (net of foreign withholding taxes of $21,181)	$228,347,997
Dividends	3,217,472
Dividends from affiliates (includes net securities lending income of $776,102)	32,953,950
Total investment income	264,519,419
Expenses:
Advisory fees	19,457,472
Administrative services fees	699,177
Custodian fees	109,506
Distribution fees:
Class A	3,140,469
Class C	444,113
Class R	146,422
Transfer agent fees — A, C, R and Y	3,525,355
Transfer agent fees — R5	15,301
Transfer agent fees — R6	745,077
Trustees’ and officers’ fees and benefits	66,057
Registration and filing fees	281,729
Reports to shareholders	863,598
Professional services fees	114,322
Other	168,639
Total expenses	29,777,237
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,773,222)
Net expenses	27,004,015
Net investment income	237,515,404
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,864,631)
Affiliated investment securities	79,868
Foreign currencies	1,808,269
Forward foreign currency contracts	(953,588)
Futures contracts	4,440,282
Option contracts written	(1,269,019)
(11,758,819)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	237,168,013
Affiliated investment securities	216,689
Foreign currencies	89,373
Forward foreign currency contracts	(530,037)
Futures contracts	(2,600,144)
234,343,894
Net realized and unrealized gain	222,585,075
Net increase in net assets resulting from operations	$460,100,479
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
31	Invesco Core Plus Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$237,515,404	$200,049,243
Net realized gain (loss)	(11,758,819)	(425,402,160)
Change in net unrealized appreciation	234,343,894	198,139,791
Net increase (decrease) in net assets resulting from operations	460,100,479	(27,213,126)
Distributions to shareholders from distributable earnings:
Class A	(58,877,155)	(53,845,475)
Class C	(1,751,669)	(1,892,008)
Class R	(1,299,921)	(1,111,448)
Class Y	(54,146,596)	(44,669,184)
Class R5	(755,058)	(665,367)
Class R6	(123,278,471)	(112,518,988)
Total distributions from distributable earnings	(240,108,870)	(214,702,470)
Share transactions–net:
Class A	56,543,645	72,965,788
Class C	(6,620,918)	(5,633,396)
Class R	3,932,569	2,945,593
Class Y	379,011,866	99,521,145
Class R5	2,450,900	1,083,557
Class R6	116,714,538	126,964,986
Net increase in net assets resulting from share transactions	552,032,600	297,847,673
Net increase in net assets	772,024,209	55,932,077
Net assets:
Beginning of year	4,722,676,422	4,666,744,345
End of year	$5,494,700,631	$4,722,676,422
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
32	Invesco Core Plus Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$8.98	$0.42	$0.40	$0.82	$(0.42)	$—	$(0.42)	$9.38	9.45%	$1,327,611	0.74%	0.84%	4.63%	465%
Year ended 08/31/23	9.45	0.38	(0.44)	(0.06)	(0.41)	—	(0.41)	8.98	(0.59)	1,215,588	0.74	0.83	4.19	461
Year ended 08/31/22	11.39	0.24	(1.83)	(1.59)	(0.24)	(0.11)	(0.35)	9.45	(14.19)	1,203,731	0.75	0.81	2.30	321
Year ended 08/31/21	11.61	0.19	0.17	0.36	(0.22)	(0.36)	(0.58)	11.39	3.18	1,497,641	0.74	0.79	1.70	366
Year ended 08/31/20	11.13	0.29	0.51	0.80	(0.32)	—	(0.32)	11.61	7.29	1,364,591	0.75	0.82	2.55	329
Class C
Year ended 08/31/24	8.98	0.35	0.41	0.76	(0.36)	—	(0.36)	9.38	8.64	42,577	1.49	1.59	3.88	465
Year ended 08/31/23	9.45	0.31	(0.44)	(0.13)	(0.34)	—	(0.34)	8.98	(1.34)	47,344	1.49	1.58	3.44	461
Year ended 08/31/22	11.38	0.16	(1.81)	(1.65)	(0.17)	(0.11)	(0.28)	9.45	(14.76)	55,695	1.50	1.56	1.55	321
Year ended 08/31/21	11.61	0.11	0.16	0.27	(0.14)	(0.36)	(0.50)	11.38	2.32	90,811	1.49	1.54	0.95	366
Year ended 08/31/20	11.12	0.20	0.52	0.72	(0.23)	—	(0.23)	11.61	6.59	107,350	1.50	1.57	1.80	329
Class R
Year ended 08/31/24	8.98	0.40	0.40	0.80	(0.40)	—	(0.40)	9.38	9.18	32,746	0.99	1.09	4.38	465
Year ended 08/31/23	9.45	0.36	(0.44)	(0.08)	(0.39)	—	(0.39)	8.98	(0.84)	27,489	0.99	1.08	3.94	461
Year ended 08/31/22	11.38	0.21	(1.81)	(1.60)	(0.22)	(0.11)	(0.33)	9.45	(14.33)	25,914	1.00	1.06	2.05	321
Year ended 08/31/21	11.61	0.16	0.16	0.32	(0.19)	(0.36)	(0.55)	11.38	2.83	29,466	0.99	1.04	1.45	366
Year ended 08/31/20	11.12	0.26	0.52	0.78	(0.29)	—	(0.29)	11.61	7.12	23,193	1.00	1.07	2.30	329
Class Y
Year ended 08/31/24	8.99	0.44	0.41	0.85	(0.45)	—	(0.45)	9.39	9.72	1,435,650	0.49	0.59	4.88	465
Year ended 08/31/23	9.46	0.41	(0.44)	(0.03)	(0.44)	—	(0.44)	8.99	(0.33)	1,007,180	0.49	0.58	4.44	461
Year ended 08/31/22	11.40	0.27	(1.83)	(1.56)	(0.27)	(0.11)	(0.38)	9.46	(13.95)	961,066	0.50	0.56	2.55	321
Year ended 08/31/21	11.62	0.22	0.17	0.39	(0.25)	(0.36)	(0.61)	11.40	3.43	1,407,185	0.49	0.54	1.95	366
Year ended 08/31/20	11.14	0.31	0.51	0.82	(0.34)	—	(0.34)	11.62	7.56	1,170,121	0.50	0.57	2.80	329
Class R5
Year ended 08/31/24	8.98	0.44	0.41	0.85	(0.45)	—	(0.45)	9.38	9.72	17,505	0.49	0.54	4.88	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.43)	—	(0.43)	8.98	(0.34)	14,364	0.49	0.53	4.44	461
Year ended 08/31/22	11.38	0.26	(1.81)	(1.55)	(0.27)	(0.11)	(0.38)	9.45	(13.89)	14,000	0.50	0.52	2.55	321
Year ended 08/31/21	11.61	0.22	0.16	0.38	(0.25)	(0.36)	(0.61)	11.38	3.35	13,274	0.49	0.51	1.95	366
Year ended 08/31/20	11.12	0.31	0.52	0.83	(0.34)	—	(0.34)	11.61	7.65	11,555	0.50	0.54	2.80	329
Class R6
Year ended 08/31/24	8.97	0.44	0.41	0.85	(0.45)	—	(0.45)	9.37	9.77	2,638,610	0.46	0.47	4.91	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.44)	—	(0.44)	8.97	(0.41)	2,410,711	0.45	0.46	4.48	461
Year ended 08/31/22	11.38	0.27	(1.81)	(1.54)	(0.28)	(0.11)	(0.39)	9.45	(13.85)	2,406,339	0.45	0.45	2.60	321
Year ended 08/31/21	11.60	0.23	0.17	0.40	(0.26)	(0.36)	(0.62)	11.38	3.51	2,948,067	0.41	0.42	2.03	366
Year ended 08/31/20	11.12	0.32	0.51	0.83	(0.35)	—	(0.35)	11.60	7.62	2,746,570	0.45	0.45	2.85	329

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
33	Invesco Core Plus Bond Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
34	Invesco Core Plus Bond Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment
35	Invesco Core Plus Bond Fund

of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $1,424 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months
36	Invesco Core Plus Bond Fund

from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
S.	Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%
37	Invesco Core Plus Bond Fund

For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $654,701 and reimbursed class level expenses of $1,082,560, $38,444, $25,237, $942,451, $6,394 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $131,367 in front-end sales commissions from the sale of Class A shares and $18,778 and $3,619 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
38	Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$2,322,824,543	$24,236,966	$2,347,061,509
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,321,745,250	—	1,321,745,250
Asset-Backed Securities	—	1,158,974,910	27,049,025	1,186,023,935
U.S. Treasury Securities	—	737,030,423	—	737,030,423
Preferred Stocks	57,770,985	18,703,523	—	76,474,508
Agency Credit Risk Transfer Notes	—	27,494,462	—	27,494,462
Non-U.S. Dollar Denominated Bonds & Notes	—	14,008,235	0	14,008,235
Variable Rate Senior Loan Interests	—	12,582,244	251,250	12,833,494
Exchange-Traded Funds	7,869,038	—	—	7,869,038
Municipal Obligations	—	7,213,632	—	7,213,632
Common Stocks & Other Equity Interests	17,258	—	0	17,258
Money Market Funds	806,105,583	377,678,208	—	1,183,783,791
Options Purchased	846,900	—	—	846,900
Total Investments in Securities	872,609,764	5,998,255,430	51,537,241	6,922,402,435
Other Investments - Assets*
Investments Matured	—	120,452	0	120,452
Futures Contracts	3,232,109	—	—	3,232,109
	3,232,109	120,452	0	3,352,561
Other Investments - Liabilities*
Futures Contracts	(8,981,754)	—	—	(8,981,754)
Forward Foreign Currency Contracts	—	(299,395)	—	(299,395)
	(8,981,754)	(299,395)	—	(9,281,149)
Total Other Investments	(5,749,645)	(178,943)	0	(5,928,588)
Total Investments	$866,860,119	$5,998,076,487	$51,537,241	$6,916,473,847

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
	Value
Derivative Assets	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$3,232,109	$3,232,109
Options purchased, at value — Exchange-Traded(b)	846,900	—	846,900
Total Derivative Assets	846,900	3,232,109	4,079,009
Derivatives not subject to master netting agreements	(846,900)	(3,232,109)	(4,079,009)
Total Derivative Assets subject to master netting agreements	$—	$—	$—
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(8,981,754)	$(8,981,754)
Unrealized depreciation on forward foreign currency contracts outstanding	(299,395)	—	(299,395)
Total Derivative Liabilities	(299,395)	(8,981,754)	(9,281,149)
Derivatives not subject to master netting agreements	—	8,981,754	8,981,754
Total Derivative Liabilities subject to master netting agreements	$(299,395)	$—	$(299,395)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
39	Invesco Core Plus Bond Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2024.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley and Co. International PLC	$(11,168)	$(11,168)	$—	$—	$(11,168)
State Street Bank & Trust Co.	(288,227)	(288,227)	—	—	(288,227)
Total	$(299,395)	$(299,395)	$—	$—	$(299,395)
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(953,588)	$-	$-	$(953,588)
Futures contracts	-	-	4,440,282	4,440,282
Options purchased(a)	-	8,677,324	-	8,677,324
Options written	-	(1,269,019)	-	(1,269,019)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(530,037)	-	-	(530,037)
Futures contracts	-	-	(2,600,144)	(2,600,144)
Options purchased(a)	-	530,449	-	530,449
Total	$(1,483,625)	$7,938,754	$1,840,138	$8,295,267

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Equity Options Written	Swaptions Written
Average notional value	$24,201,437	$1,453,734,059	$69,079,875	$43,837,500	$190,141,000
Average contracts	—	—	136	95	—
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,435.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made.  In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian.  To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
40	Invesco Core Plus Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$240,108,870	$214,702,470

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$1,802,300
Net unrealized appreciation (depreciation) — investments	(38,110,360)
Net unrealized appreciation — foreign currencies	69,434
Temporary book/tax differences	(107,097)
Capital loss carryforward	(808,381,283)
Shares of beneficial interest	6,339,427,637
Total net assets	$5,494,700,631
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$423,802,842	$384,578,441	$808,381,283
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $4,740,094,098 and $4,658,658,009, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$88,382,475
Aggregate unrealized (depreciation) of investments	(126,492,835)
Net unrealized appreciation (depreciation) of investments	$(38,110,360)
Cost of investments for tax purposes is $6,954,584,207.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions,amortization and accretion on debt securities,dollar rolls and paydowns, on August 31, 2024, undistributed net investment income was increased by $4,582,589 and undistributed net realized gain (loss) was decreased by $4,582,589. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	30,218,199	$274,064,215	28,785,198	$262,484,547
Class C	1,126,682	10,204,462	1,172,591	10,736,154
Class R	1,103,259	9,977,510	889,433	8,136,487
Class Y	91,933,978	840,671,422	66,119,597	606,456,207
Class R5	510,984	4,643,618	244,753	2,245,682
Class R6	67,574,675	611,905,621	54,450,561	497,141,060
41	Invesco Core Plus Bond Fund

	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	5,669,628	$51,342,454	5,166,836	$47,116,744
Class C	168,090	1,520,821	176,852	1,612,433
Class R	142,379	1,289,554	121,152	1,104,496
Class Y	3,950,670	35,823,959	3,201,829	29,212,939
Class R5	83,341	754,580	72,971	664,906
Class R6	13,028,169	117,883,151	11,856,400	107,986,171
Automatic conversion of Class C shares to Class A shares:
Class A	588,477	5,336,670	424,180	3,868,465
Class C	(588,607)	(5,336,670)	(424,224)	(3,868,465)
Reacquired:
Class A	(30,281,657)	(274,199,694)	(26,363,942)	(240,503,968)
Class C	(1,438,161)	(13,009,531)	(1,545,819)	(14,113,518)
Class R	(814,925)	(7,334,495)	(691,090)	(6,295,390)
Class Y	(54,996,120)	(497,483,515)	(58,844,200)	(536,148,001)
Class R5	(327,420)	(2,947,298)	(199,271)	(1,827,031)
Class R6	(67,682,854)	(613,074,234)	(52,434,871)	(478,162,245)
Net increase in share activity	59,968,787	$552,032,600	32,178,936	$297,847,673

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
42	Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent, portfolio company investee and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
43	Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).   The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and above the performance of the Index for the five year period.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.
44	Invesco Core Plus Bond Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
45	Invesco Core Plus Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	4.44%
Corporate Dividends Received Deduction*	3.40%
U.S. Treasury Obligations*	8.25%
Qualified Business Income*	0.00%
Business Interest Income*	82.70%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
46	Invesco Core Plus Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
47	Invesco Core Plus Bond Fund

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Discovery Fund
Nasdaq:
A: OPOCX ■ C: ODICX ■ R: ODINX ■ Y: ODIYX ■ R5: DIGGX ■ R6: ODIIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–98.79%
Aerospace & Defense–1.99%
AeroVironment, Inc.(b)	90,605	$18,461,675
Curtiss-Wright Corp.	204,584	64,619,902
Loar Holdings, Inc.(b)	148,021	10,977,237
		94,058,814
Apparel Retail–1.06%
Abercrombie & Fitch Co., Class A(b)	144,076	21,261,295
Boot Barn Holdings, Inc.(b)	214,664	28,801,469
		50,062,764
Application Software–7.40%
Altair Engineering, Inc., Class A(b)	586,487	52,994,965
AppFolio, Inc., Class A(b)	241,317	55,983,131
Clearwater Analytics Holdings, Inc., Class A(b)	1,419,028	35,163,514
Confluent, Inc., Class A(b)	859,717	18,243,195
Guidewire Software, Inc.(b)	481,461	71,626,953
Q2 Holdings, Inc.(b)	837,715	62,166,830
SPS Commerce, Inc.(b)	263,897	52,710,787
		348,889,375
Asset Management & Custody Banks–4.13%
Cohen & Steers, Inc.	331,290	29,604,074
Hamilton Lane, Inc., Class A	722,851	110,480,547
StepStone Group, Inc., Class A	996,893	54,530,047
		194,614,668
Automotive Parts & Equipment–1.75%
Modine Manufacturing Co.(b)	677,729	82,377,960
Biotechnology–6.54%
ADMA Biologics, Inc.(b)	690,714	11,956,259
Blueprint Medicines Corp.(b)	321,355	30,702,257
Cytokinetics, Inc.(b)	231,517	13,214,990
Halozyme Therapeutics, Inc.(b)	762,485	48,684,667
Insmed, Inc.(b)	424,183	32,437,274
Krystal Biotech, Inc.(b)	173,147	33,784,443
Merus N.V. (Netherlands)(b)	328,111	16,730,380
SpringWorks Therapeutics, Inc.(b)	286,073	11,932,105
Twist Bioscience Corp.(b)	839,651	36,306,509
Ultragenyx Pharmaceutical, Inc.(b)	377,469	21,432,690
Vaxcyte, Inc.(b)	265,179	21,415,856
Vericel Corp.(b)	406,803	21,011,375
Viking Therapeutics, Inc.(b)	138,753	8,896,842
		308,505,647
Broadline Retail–1.16%
Ollie’s Bargain Outlet Holdings, Inc.(b)	613,145	54,913,266
Building Products–2.05%
AAON, Inc.	595,368	56,863,598
AZEK Co., Inc. (The)(b)	939,753	40,061,670
		96,925,268
Casinos & Gaming–0.72%
Red Rock Resorts, Inc., Class A	584,202	34,047,293
Shares		Value
Commercial & Residential Mortgage Finance–1.82%
Essent Group Ltd.	388,741	$24,992,159
Mr. Cooper Group, Inc.(b)	646,798	60,676,120
		85,668,279
Construction & Engineering–2.46%
Comfort Systems USA, Inc.	328,177	116,017,133
Construction Machinery & Heavy Transportation Equipment– 1.38%
Federal Signal Corp.	691,293	65,320,276
Construction Materials–0.83%
Eagle Materials, Inc.	151,858	39,141,399
Education Services–1.46%
Duolingo, Inc.(b)	324,238	68,923,272
Electronic Components–1.39%
Coherent Corp.(b)	842,559	65,677,474
Electronic Equipment & Instruments–1.60%
Itron, Inc.(b)	367,950	37,611,849
Novanta, Inc.(b)	205,469	37,658,358
		75,270,207
Electronic Manufacturing Services–1.98%
Celestica, Inc. (Canada)(b)	955,255	48,641,585
Fabrinet (Thailand)(b)	183,620	44,739,013
		93,380,598
Environmental & Facilities Services–4.05%
Casella Waste Systems, Inc., Class A(b)	616,488	66,494,396
Clean Harbors, Inc.(b)	505,641	124,337,122
		190,831,518
Health Care Equipment–3.81%
Glaukos Corp.(b)	476,504	63,799,121
Inspire Medical Systems, Inc.(b)	122,432	22,015,722
Integer Holdings Corp.(b)	367,526	47,804,107
TransMedics Group, Inc.(b)	273,254	45,923,067
		179,542,017
Health Care Facilities–3.46%
Acadia Healthcare Co., Inc.(b)	242,717	19,885,804
Encompass Health Corp.	953,778	88,749,043
Select Medical Holdings Corp.	847,216	30,559,081
Surgery Partners, Inc.(b)	754,611	24,109,821
		163,303,749
Health Care Services–1.56%
BrightSpring Health Services, Inc.(b)	1,009,679	12,671,472
Guardant Health, Inc.(b)	367,619	9,403,694
RadNet, Inc.(b)	777,787	51,559,500
		73,634,666
Health Care Supplies–1.98%
Lantheus Holdings, Inc.(b)	248,086	26,413,716
Merit Medical Systems, Inc.(b)	345,900	33,441,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Discovery Fund

Shares		Value
Health Care Supplies–(continued)
RxSight, Inc.(b)	593,868	$33,488,217
		93,343,545
Homebuilding–1.53%
Taylor Morrison Home Corp., Class A(b)	723,864	48,737,763
TopBuild Corp.(b)	59,227	23,277,396
		72,015,159
Industrial Machinery & Supplies & Components–4.44%
Crane Co.	410,750	65,054,585
ESAB Corp.	419,435	44,028,092
Flowserve Corp.	468,607	23,374,117
SPX Technologies, Inc.(b)	472,670	77,111,384
		209,568,178
Industrial REITs–0.89%
Terreno Realty Corp.	609,908	42,108,048
Investment Banking & Brokerage–2.73%
Evercore, Inc., Class A	414,000	101,736,360
Piper Sandler Cos.	99,256	27,067,111
		128,803,471
Life Sciences Tools & Services–1.02%
Medpace Holdings, Inc.(b)	63,899	22,701,398
Repligen Corp.(b)	169,568	25,592,898
		48,294,296
Managed Health Care–1.14%
HealthEquity, Inc.(b)	676,121	53,792,187
Marine Transportation–0.97%
Kirby Corp.(b)	383,535	45,993,517
Office REITs–0.49%
Highwoods Properties, Inc.	720,165	23,203,716
Oil & Gas Equipment & Services–2.93%
Archrock, Inc.	982,376	19,873,467
TechnipFMC PLC (United Kingdom)	2,138,640	57,401,098
Tidewater, Inc.(b)	290,992	25,810,990
Weatherford International PLC	333,928	35,042,404
		138,127,959
Oil & Gas Exploration & Production–0.62%
Northern Oil and Gas, Inc.	741,301	29,488,954
Packaged Foods & Meats–1.25%
Freshpet, Inc.(b)	433,749	58,989,864
Personal Care Products–1.29%
BellRing Brands, Inc.(b)	462,983	25,894,639
e.l.f. Beauty, Inc.(b)	233,493	34,974,917
		60,869,556
Pharmaceuticals–0.86%
Intra-Cellular Therapies, Inc.(b)	552,587	40,493,575
Property & Casualty Insurance–0.41%
Kinsale Capital Group, Inc.	39,807	19,548,820
Research & Consulting Services–1.18%
Parsons Corp.(b)	580,969	55,459,301
Shares		Value
Restaurants–5.24%
Cava Group, Inc.(b)(c)	325,377	$37,105,993
Shake Shack, Inc., Class A(b)	262,621	26,107,153
Sweetgreen, Inc., Class A(b)	967,893	30,595,098
Texas Roadhouse, Inc.	390,796	65,946,825
Wingstop, Inc.	225,910	87,226,110
		246,981,179
Semiconductor Materials & Equipment–3.38%
Nova Ltd. (Israel)(b)	350,835	78,429,164
Onto Innovation, Inc.(b)	379,347	80,884,368
		159,313,532
Semiconductors–4.23%
Allegro MicroSystems, Inc. (Japan)(b)	1,502,404	36,853,970
Astera Labs, Inc.(b)(c)	182,665	7,865,555
Impinj, Inc.(b)	247,683	41,635,512
MACOM Technology Solutions Holdings, Inc.(b)	601,934	65,749,251
SiTime Corp.(b)	326,467	47,226,716
		199,331,004
Specialty Chemicals–0.96%
Element Solutions, Inc.	1,685,867	45,080,084
Steel–3.28%
ATI, Inc.(b)	1,043,520	66,660,057
Carpenter Technology Corp.	607,871	88,001,485
		154,661,542
Systems Software–4.11%
CyberArk Software Ltd.(b)	284,537	81,588,139
JFrog Ltd. (Israel)(b)	743,344	20,635,229
OneStream, Inc.(b)	317,806	9,851,986
SentinelOne, Inc., Class A(b)	934,944	22,027,281
Varonis Systems, Inc.(b)	1,052,298	59,560,067
		193,662,702
Trading Companies & Distributors–1.26%
Applied Industrial Technologies, Inc.	175,144	35,925,537
H&E Equipment Services, Inc.	490,860	23,634,909
		59,560,446
Total Common Stocks & Other Equity Interests (Cost $3,301,622,841)		4,659,796,278
Money Market Funds–1.09%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(e)	17,945,665	17,945,665
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(e)	33,326,481	33,326,481
Total Money Market Funds (Cost $51,272,146)		51,272,146
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $3,352,894,987)		4,711,068,424
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.08%
Invesco Private Government Fund, 5.28%(d)(e)(f)	742,930	742,930
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Discovery Fund

Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 5.46%(d)(e)(f)	3,210,005	$3,211,289
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,954,038)		3,954,219
TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $3,356,849,025)		4,715,022,643
OTHER ASSETS LESS LIABILITIES—0.04%		1,831,511
NET ASSETS–100.00%		$4,716,854,154
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$20,168,870	$566,175,393	$(568,398,598)	$-	$-	$17,945,665	$1,750,521
Invesco Liquid Assets Portfolio, Institutional Class	14,395,120	366,875,863	(381,281,017)	(291)	10,325	-	1,156,366
Invesco Treasury Portfolio, Institutional Class	23,050,137	697,858,171	(687,581,827)	-	-	33,326,481	2,118,082
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,676,446	103,151,626	(106,085,142)	-	-	742,930	149,046*
Invesco Private Prime Fund	9,453,716	205,015,397	(211,258,147)	473	(150)	3,211,289	410,769*
Total	$70,744,289	$1,939,076,450	$(1,954,604,731)	$182	$10,175	$55,226,365	$5,584,784

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Discovery Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $3,301,622,841)*	$4,659,796,278
Investments in affiliated money market funds, at value (Cost $55,226,184)	55,226,365
Cash	1,000,000
Receivable for:
Investments sold	10,805,291
Fund shares sold	2,435,440
Dividends	2,279,931
Investment for trustee deferred compensation and retirement plans	155,683
Other assets	73,756
Total assets	4,731,772,744
Liabilities:
Payable for:
Investments purchased	6,638,700
Fund shares reacquired	2,319,163
Collateral upon return of securities loaned	3,954,038
Accrued fees to affiliates	1,656,441
Accrued trustees’ and officers’ fees and benefits	40,553
Accrued other operating expenses	111,001
Trustee deferred compensation and retirement plans	198,694
Total liabilities	14,918,590
Net assets applicable to shares outstanding	$4,716,854,154
Net assets consist of:
Shares of beneficial interest	$3,218,733,189
Distributable earnings	1,498,120,965
$4,716,854,154
Net Assets:
Class A	$1,551,033,997
Class C	$28,689,753
Class R	$42,245,253
Class Y	$1,810,579,275
Class R5	$2,459,563
Class R6	$1,281,846,313
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,716,108
Class C	598,648
Class R	499,957
Class Y	14,819,390
Class R5	24,420
Class R6	10,125,510
Class A:
Net asset value per share	$98.69
Maximum offering price per share (Net asset value of $98.69 ÷ 94.50%)	$104.43
Class C:
Net asset value and offering price per share	$47.92
Class R:
Net asset value and offering price per share	$84.50
Class Y:
Net asset value and offering price per share	$122.18
Class R5:
Net asset value and offering price per share	$100.72
Class R6:
Net asset value and offering price per share	$126.60

*	At August 31, 2024, securities with an aggregate value of $3,458,296 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Discovery Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends	$16,751,696
Dividends from affiliated money market funds (includes net securities lending income of $774,659)	5,799,628
Total investment income	22,551,324
Expenses:
Advisory fees	24,237,152
Administrative services fees	588,455
Custodian fees	27,295
Distribution fees:
Class A	3,356,416
Class C	283,103
Class R	199,330
Transfer agent fees — A, C, R and Y	5,110,715
Transfer agent fees — R5	1,157
Transfer agent fees — R6	305,942
Trustees’ and officers’ fees and benefits	68,602
Registration and filing fees	140,055
Reports to shareholders	524,833
Professional services fees	81,339
Other	64,991
Total expenses	34,989,385
Less: Fees waived and/or expense offset arrangement(s)	(190,626)
Net expenses	34,798,759
Net investment income (loss)	(12,247,435)
Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	368,150,002
Affiliated investment securities	10,175
368,160,177
Change in net unrealized appreciation of:
Unaffiliated investment securities	496,018,601
Affiliated investment securities	182
496,018,783
Net realized and unrealized gain	864,178,960
Net increase in net assets resulting from operations	$851,931,525
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Discovery Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(12,247,435)	$(11,353,865)
Net realized gain (loss)	368,160,177	(885,161)
Change in net unrealized appreciation	496,018,783	257,794,844
Net increase in net assets resulting from operations	851,931,525	245,555,818
Share transactions–net:
Class A	(135,455,428)	(120,045,922)
Class C	(5,641,457)	(5,877,866)
Class R	(6,485,657)	(3,108,459)
Class Y	(7,565,495)	(138,581,797)
Class R5	701,362	126,866
Class R6	229,657,113	199,582,949
Net increase (decrease) in net assets resulting from share transactions	75,210,438	(67,904,229)
Net increase in net assets	927,141,963	177,651,589
Net assets:
Beginning of year	3,789,712,191	3,612,060,602
End of year	$4,716,854,154	$3,789,712,191
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Discovery Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$80.68	$(0.41)	$18.42	$18.01	$—	$98.69	22.33%(d)	$1,551,034	1.04%(d)	1.04%(d)	(0.49)%(d)	86%
Year ended 08/31/23	75.57	(0.36)	5.47	5.11	—	80.68	6.76(d)	1,394,517	1.03(d)	1.03(d)	(0.48)(d)	83
Year ended 08/31/22	124.56	(0.49)	(27.15)	(27.64)	(21.35)	75.57	(26.13)(d)	1,425,847	1.02(d)	1.02(d)	(0.54)(d)	84
Year ended 08/31/21	101.13	(0.85)	36.59	35.74	(12.31)	124.56	37.24(d)	2,090,984	1.01(d)	1.01(d)	(0.74)(d)	61
Year ended 08/31/20	84.02	(0.59)	22.93	22.34	(5.23)	101.13	28.07(d)	1,656,602	1.05(d)	1.05(d)	(0.71)(d)	76
Class C
Year ended 08/31/24	39.48	(0.52)	8.96	8.44	—	47.92	21.38	28,690	1.80	1.80	(1.25)	86
Year ended 08/31/23	37.26	(0.46)	2.68	2.22	—	39.48	5.96	28,808	1.79	1.79	(1.24)	83
Year ended 08/31/22	73.13	(0.63)	(13.89)	(14.52)	(21.35)	37.26	(26.68)	33,135	1.78	1.78	(1.30)	84
Year ended 08/31/21	64.09	(1.03)	22.38	21.35	(12.31)	73.13	36.20	56,388	1.78	1.78	(1.51)	61
Year ended 08/31/20	55.50	(0.79)	14.61	13.82	(5.23)	64.09	27.08	74,315	1.82	1.82	(1.48)	76
Class R
Year ended 08/31/24	69.27	(0.55)	15.78	15.23	—	84.50	21.98	42,245	1.30	1.30	(0.75)	86
Year ended 08/31/23	65.06	(0.48)	4.69	4.21	—	69.27	6.47	40,864	1.29	1.29	(0.74)	83
Year ended 08/31/22	110.57	(0.64)	(23.52)	(24.16)	(21.35)	65.06	(26.31)	41,445	1.28	1.28	(0.80)	84
Year ended 08/31/21	91.16	(1.03)	32.75	31.72	(12.31)	110.57	36.89	64,908	1.28	1.28	(1.01)	61
Year ended 08/31/20	76.43	(0.74)	20.70	19.96	(5.23)	91.16	27.72	53,981	1.32	1.32	(0.98)	76
Class Y
Year ended 08/31/24	99.65	(0.26)	22.79	22.53	—	122.18	22.61	1,810,579	0.80	0.80	(0.25)	86
Year ended 08/31/23	93.12	(0.22)	6.75	6.53	—	99.65	7.01	1,490,868	0.79	0.79	(0.24)	83
Year ended 08/31/22	147.99	(0.33)	(33.19)	(33.52)	(21.35)	93.12	(25.94)	1,532,285	0.78	0.78	(0.30)	84
Year ended 08/31/21	117.95	(0.69)	43.04	42.35	(12.31)	147.99	37.56	1,769,717	0.78	0.78	(0.51)	61
Year ended 08/31/20	96.93	(0.46)	26.71	26.25	(5.23)	117.95	28.37	1,316,860	0.82	0.82	(0.48)	76
Class R5
Year ended 08/31/24	82.05	(0.12)	18.79	18.67	—	100.72	22.76	2,460	0.69	0.69	(0.14)	86
Year ended 08/31/23	76.48	(0.09)	5.66	5.57	—	82.05	7.28	1,364	0.68	0.68	(0.13)	83
Year ended 08/31/22	125.62	(0.28)	(27.51)	(27.79)	(21.35)	76.48	(26.01)	1,139	0.71	0.71	(0.23)	84
Year ended 08/31/21	101.62	(0.52)	36.83	36.31	(12.31)	125.62	37.67	15,580	0.72	0.72	(0.45)	61
Year ended 08/31/20	84.11	(0.27)	23.01	22.74	(5.23)	101.62	28.54	15,413	0.68	0.68	(0.34)	76
Class R6
Year ended 08/31/24	103.11	(0.12)	23.61	23.49	—	126.60	22.78	1,281,846	0.66	0.66	(0.11)	86
Year ended 08/31/23	96.23	(0.10)	6.98	6.88	—	103.11	7.15	833,290	0.66	0.66	(0.11)	83
Year ended 08/31/22	152.02	(0.19)	(34.25)	(34.44)	(21.35)	96.23	(25.85)	578,210	0.65	0.65	(0.17)	84
Year ended 08/31/21	120.70	(0.50)	44.13	43.63	(12.31)	152.02	37.78	553,738	0.63	0.63	(0.36)	61
Year ended 08/31/20	98.92	(0.30)	27.31	27.01	(5.23)	120.70	28.58	329,915	0.65	0.65	(0.31)	76

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2024, 2023 and 2022 and 0.23% for the years ended August 31, 2021 and 2020.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Discovery Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco Discovery Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
10	Invesco Discovery Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $65,066 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.59%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $100,215.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $52,145 in front-end sales commissions from the sale of Class A shares and $1 and $45 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $104,139 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
11	Invesco Discovery Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,659,796,278	$—	$—	$4,659,796,278
Money Market Funds	51,272,146	3,954,219	—	55,226,365
Total Investments	$4,711,068,424	$3,954,219	$—	$4,715,022,643
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $90,411.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$166,743,490
Net unrealized appreciation — investments	1,342,519,986
Temporary book/tax differences	(219,215)
Late-Year ordinary loss deferral	(10,923,296)
Shares of beneficial interest	3,218,733,189
Total net assets	$4,716,854,154
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
12	Invesco Discovery Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $3,540,221,158 and $3,471,168,839, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,380,714,221
Aggregate unrealized (depreciation) of investments	(38,194,235)
Net unrealized appreciation of investments	$1,342,519,986
Cost of investments for tax purposes is $3,372,502,657.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2024, undistributed net investment income (loss) was increased by $8,799,164 and shares of beneficial interest was decreased by $8,799,164. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	674,807	$58,229,263	820,338	$62,017,183
Class C	73,840	3,061,671	83,171	3,101,262
Class R	47,383	3,537,916	58,327	3,778,805
Class Y	4,333,225	464,736,642	4,789,861	445,426,604
Class R5	14,346	1,276,911	6,070	462,884
Class R6	3,946,720	440,742,504	3,484,168	336,163,469
Automatic conversion of Class C shares to Class A shares:
Class A	36,648	3,162,845	38,869	2,932,479
Class C	(75,178)	(3,162,845)	(79,150)	(2,932,479)
Reacquired:
Class A	(2,279,013)	(196,847,536)	(2,442,321)	(184,995,584)
Class C	(129,721)	(5,540,283)	(163,560)	(6,046,649)
Class R	(137,346)	(10,023,573)	(105,466)	(6,887,264)
Class Y	(4,475,024)	(472,302,137)	(6,283,418)	(584,008,401)
Class R5	(6,554)	(575,549)	(4,332)	(336,018)
Class R6	(1,902,400)	(211,085,391)	(1,411,452)	(136,580,520)
Net increase (decrease) in share activity	121,733	$75,210,438	(1,208,895)	$(67,904,229)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
13	Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14	Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods.  The Board considered that the Fund was
15	Invesco Discovery Fund

created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by
16	Invesco Discovery Fund

Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17	Invesco Discovery Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18	Invesco Discovery Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19	Invesco Discovery Fund

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-DIS-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–99.60%
Advertising–0.42%
Interpublic Group of Cos., Inc. (The)(b)	432,252	$14,095,738
Omnicom Group, Inc.(b)	143,840	14,445,851
		28,541,589
Aerospace & Defense–2.53%
Axon Enterprise, Inc.(c)	43,502	15,876,925
Boeing Co. (The)(c)	71,738	12,463,760
General Dynamics Corp.	43,584	13,047,306
General Electric Co.	81,581	14,245,674
Howmet Aerospace, Inc.	161,096	15,571,540
Huntington Ingalls Industries, Inc.	53,329	15,079,841
L3Harris Technologies, Inc.	58,476	13,839,515
Lockheed Martin Corp.	27,746	15,762,503
Northrop Grumman Corp.	29,987	15,689,498
RTX Corp.	122,008	15,048,467
Textron, Inc.	149,171	13,604,395
TransDigm Group, Inc.	9,822	13,487,669
		173,717,093
Agricultural & Farm Machinery–0.19%
Deere & Co.	33,642	12,977,065
Agricultural Products & Services–0.37%
Archer-Daniels-Midland Co.	213,729	13,035,332
Bunge Global S.A.	123,669	12,537,563
		25,572,895
Air Freight & Logistics–0.82%
C.H. Robinson Worldwide, Inc.	152,115	15,745,424
Expeditors International of Washington, Inc.	103,064	12,719,128
FedEx Corp.	51,926	15,513,931
United Parcel Service, Inc., Class B	93,748	12,051,305
		56,029,788
Apparel Retail–0.39%
Ross Stores, Inc.	87,143	13,124,607
TJX Cos., Inc. (The)	117,206	13,744,748
		26,869,355
Apparel, Accessories & Luxury Goods–0.52%
lululemon athletica, inc.(c)	41,558	10,783,054
Ralph Lauren Corp.	70,775	12,120,927
Tapestry, Inc.	304,158	12,461,353
		35,365,334
Application Software–2.16%
Adobe, Inc.(c)	24,208	13,905,317
ANSYS, Inc.(c)	39,351	12,648,198
Autodesk, Inc.(c)	56,302	14,548,437
Cadence Design Systems, Inc.(c)	40,746	10,957,822
Fair Isaac Corp.(c)	9,144	15,821,589
Intuit, Inc.	21,348	13,454,790
PTC, Inc.(c)	73,296	13,126,581
Roper Technologies, Inc.	23,146	12,832,374
Salesforce, Inc.	54,828	13,866,001
Synopsys, Inc.(c)	21,546	11,194,871
Shares		Value
Application Software–(continued)
Tyler Technologies, Inc.(c)	26,954	$15,845,448
		148,201,428
Asset Management & Custody Banks–2.05%
Ameriprise Financial, Inc.	30,003	13,484,548
Bank of New York Mellon Corp. (The)	219,180	14,952,460
BlackRock, Inc.	16,531	14,907,821
Blackstone, Inc., Class A	104,880	14,930,717
Franklin Resources, Inc.	582,540	11,790,610
Invesco Ltd.(d)	873,411	14,926,594
KKR & Co., Inc., Class A	116,586	14,429,849
Northern Trust Corp.	157,201	14,338,303
State Street Corp.	177,564	15,465,824
T. Rowe Price Group, Inc.	110,678	11,736,295
		140,963,021
Automobile Manufacturers–0.60%
Ford Motor Co.	1,085,984	12,152,161
General Motors Co.(e)	271,903	13,535,332
Tesla, Inc.(c)	71,438	15,295,590
		40,983,083
Automotive Parts & Equipment–0.38%
Aptiv PLC(c)	180,895	12,939,419
BorgWarner, Inc.	392,981	13,388,863
		26,328,282
Automotive Retail–0.64%
AutoZone, Inc.(c)	4,484	14,265,756
CarMax, Inc.(b)(c)	181,903	15,379,899
O’Reilly Automotive, Inc.(c)	12,624	14,264,741
		43,910,396
Biotechnology–1.51%
AbbVie, Inc.	75,431	14,807,859
Amgen, Inc.	42,584	14,215,817
Biogen, Inc.(c)	54,889	11,239,072
Gilead Sciences, Inc.	195,463	15,441,577
Incyte Corp.(c)	204,747	13,443,688
Moderna, Inc.(c)	91,081	7,049,669
Regeneron Pharmaceuticals, Inc.(c)	12,269	14,534,962
Vertex Pharmaceuticals, Inc.(c)	26,452	13,117,282
		103,849,926
Brewers–0.20%
Molson Coors Beverage Co., Class B	256,750	13,856,798
Broadcasting–0.42%
Fox Corp., Class A(b)	250,877	10,378,781
Fox Corp., Class B	143,184	5,502,561
Paramount Global, Class B	1,250,429	13,091,992
		28,973,334
Broadline Retail–0.56%
Amazon.com, Inc.(c)	69,240	12,359,340
eBay, Inc.	243,945	14,417,150
Etsy, Inc.(c)	216,016	11,900,321
		38,676,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Building Products–1.44%
A.O. Smith Corp.	154,219	$12,911,215
Allegion PLC	109,288	15,173,546
Builders FirstSource, Inc.(c)	85,034	14,795,916
Carrier Global Corp.	197,620	14,382,783
Johnson Controls International PLC	183,161	13,343,279
Masco Corp.	183,930	14,633,471
Trane Technologies PLC	38,578	13,952,119
		99,192,329
Cable & Satellite–0.43%
Charter Communications, Inc., Class A(b)(c)	46,033	15,998,309
Comcast Corp., Class A	339,661	13,440,386
		29,438,695
Cargo Ground Transportation–0.41%
J.B. Hunt Transport Services, Inc.	80,865	14,005,818
Old Dominion Freight Line, Inc.	73,617	14,193,358
		28,199,176
Casinos & Gaming–0.70%
Caesars Entertainment, Inc.(b)(c)	352,952	13,285,113
Las Vegas Sands Corp.	294,032	11,464,308
MGM Resorts International(b)(c)	319,120	11,995,721
Wynn Resorts Ltd.	143,208	11,009,831
		47,754,973
Commodity Chemicals–0.38%
Dow, Inc.	231,131	12,383,999
LyondellBasell Industries N.V., Class A	135,951	13,418,364
		25,802,363
Communications Equipment–1.05%
Arista Networks, Inc.(c)	38,712	13,680,046
Cisco Systems, Inc.	278,391	14,069,881
F5, Inc.(c)	75,886	15,416,241
Juniper Networks, Inc.	358,626	13,943,379
Motorola Solutions, Inc.	33,874	14,973,663
		72,083,210
Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	145,820	14,640,328
Construction & Engineering–0.19%
Quanta Services, Inc.(b)	46,534	12,802,899
Construction Machinery & Heavy Transportation Equipment– 0.79%
Caterpillar, Inc.	39,558	14,086,604
Cummins, Inc.	47,881	14,979,571
PACCAR, Inc.	119,161	11,460,905
Wabtec Corp.	79,320	13,450,292
		53,977,372
Construction Materials–0.35%
Martin Marietta Materials, Inc.	22,434	11,983,346
Vulcan Materials Co.	50,334	12,342,400
		24,325,746
Consumer Electronics–0.21%
Garmin Ltd.	79,714	14,610,779
Shares		Value
Consumer Finance–0.85%
American Express Co.	56,565	$14,630,537
Capital One Financial Corp.	95,114	13,975,100
Discover Financial Services	104,237	14,458,714
Synchrony Financial	305,192	15,338,950
		58,403,301
Consumer Staples Merchandise Retail–0.88%
Costco Wholesale Corp.	14,861	13,261,659
Dollar General Corp.	101,097	8,388,018
Dollar Tree, Inc.(c)	119,936	10,133,393
Target Corp.	90,089	13,839,472
Walmart, Inc.	189,748	14,654,238
		60,276,780
Copper–0.17%
Freeport-McMoRan, Inc.	264,329	11,704,488
Data Center REITs–0.39%
Digital Realty Trust, Inc.	84,825	12,860,318
Equinix, Inc.	16,596	13,847,039
		26,707,357
Data Processing & Outsourced Services–0.20%
Broadridge Financial Solutions, Inc.	65,171	13,872,299
Distillers & Vintners–0.37%
Brown-Forman Corp., Class B(b)	291,271	13,279,045
Constellation Brands, Inc., Class A	49,906	12,012,873
		25,291,918
Distributors–0.58%
Genuine Parts Co.	93,029	13,327,335
LKQ Corp.	315,633	13,127,176
Pool Corp.	37,259	13,101,010
		39,555,521
Diversified Banks–1.70%
Bank of America Corp.	324,080	13,206,260
Citigroup, Inc.	214,342	13,426,383
Fifth Third Bancorp	361,069	15,414,036
JPMorgan Chase & Co.	65,625	14,752,500
KeyCorp	951,860	16,238,732
PNC Financial Services Group, Inc. (The)	84,169	15,578,840
U.S. Bancorp	327,501	15,467,872
Wells Fargo & Co.	221,549	12,953,970
		117,038,593
Diversified Support Services–0.40%
Cintas Corp.	18,279	14,716,789
Copart, Inc.(c)	238,994	12,657,122
		27,373,911
Drug Retail–0.11%
Walgreens Boots Alliance, Inc.(b)	817,805	7,564,696
Electric Utilities–3.50%
Alliant Energy Corp.	255,154	14,867,824
American Electric Power Co., Inc.	144,509	14,491,363
Constellation Energy Corp.	59,175	11,639,722
Duke Energy Corp.	124,237	14,156,806
Edison International	173,704	15,117,459
Entergy Corp.	118,828	14,341,351
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Electric Utilities–(continued)
Evergy, Inc.	241,124	$14,260,073
Eversource Energy	214,060	14,455,472
Exelon Corp.	357,818	13,629,288
FirstEnergy Corp.	328,009	14,406,155
NextEra Energy, Inc.	174,061	14,013,651
NRG Energy, Inc.	161,710	13,746,967
PG&E Corp.	696,815	13,727,255
Pinnacle West Capital Corp.(b)	166,255	14,550,638
PPL Corp.	452,881	14,451,433
Southern Co. (The)	161,689	13,969,930
Xcel Energy, Inc.	236,504	14,481,140
		240,306,527
Electrical Components & Equipment–1.16%
AMETEK, Inc.	76,140	13,023,747
Eaton Corp. PLC	39,863	12,235,151
Emerson Electric Co.	119,451	12,588,941
Generac Holdings, Inc.(c)	94,221	14,748,413
Hubbell, Inc.	33,935	13,571,285
Rockwell Automation, Inc.	49,990	13,598,780
		79,766,317
Electronic Components–0.39%
Amphenol Corp., Class A	186,274	12,564,181
Corning, Inc.	341,393	14,287,297
		26,851,478
Electronic Equipment & Instruments–0.82%
Keysight Technologies, Inc.(c)	93,521	14,413,456
Teledyne Technologies, Inc.(c)	32,641	14,127,025
Trimble, Inc.(c)	232,017	13,153,044
Zebra Technologies Corp., Class A(c)	42,197	14,574,000
		56,267,525
Electronic Manufacturing Services–0.36%
Jabil, Inc.	106,436	11,631,326
TE Connectivity Ltd.	86,304	13,256,294
		24,887,620
Environmental & Facilities Services–0.79%
Republic Services, Inc.	67,414	14,036,269
Rollins, Inc.	262,204	13,157,397
Veralto Corp.	126,222	14,191,139
Waste Management, Inc.	61,903	13,125,912
		54,510,717
Fertilizers & Agricultural Chemicals–0.83%
CF Industries Holdings, Inc.	173,585	14,423,178
Corteva, Inc.	248,473	14,237,503
FMC Corp.	232,104	14,989,276
Mosaic Co. (The)(e)	468,220	13,377,045
		57,027,002
Financial Exchanges & Data–1.96%
Cboe Global Markets, Inc.	75,876	15,584,930
CME Group, Inc., Class A	64,509	13,917,172
FactSet Research Systems, Inc.	31,654	13,384,577
Intercontinental Exchange, Inc.	93,734	15,142,728
MarketAxess Holdings, Inc.	63,515	15,395,401
Moody’s Corp.	31,159	15,197,491
MSCI, Inc.	26,463	15,364,153
Shares		Value
Financial Exchanges & Data–(continued)
Nasdaq, Inc.	217,010	$15,642,081
S&P Global, Inc.	29,275	15,025,101
		134,653,634
Food Distributors–0.20%
Sysco Corp.	179,896	14,026,491
Food Retail–0.20%
Kroger Co. (The)	252,418	13,431,162
Footwear–0.34%
Deckers Outdoor Corp.(c)	12,421	11,915,341
NIKE, Inc., Class B	136,168	11,345,518
		23,260,859
Gas Utilities–0.21%
Atmos Energy Corp.	109,488	14,314,461
Gold–0.24%
Newmont Corp.	311,536	16,632,907
Health Care Distributors–0.77%
Cardinal Health, Inc.	126,915	14,305,859
Cencora, Inc.	54,155	12,973,913
Henry Schein, Inc.(b)(c)	193,266	13,634,916
McKesson Corp.	21,555	12,094,080
		53,008,768
Health Care Equipment–3.29%
Abbott Laboratories	122,655	13,893,132
Baxter International, Inc.	376,461	14,282,930
Becton, Dickinson and Co.	54,408	13,189,043
Boston Scientific Corp.(c)	165,670	13,550,149
DexCom, Inc.(c)	109,676	7,604,934
Edwards Lifesciences Corp.(c)	145,684	10,192,053
GE HealthCare Technologies, Inc.	166,255	14,101,749
Hologic, Inc.(c)	177,139	14,390,772
IDEXX Laboratories, Inc.(c)	25,232	12,144,919
Insulet Corp.(c)	63,442	12,864,134
Intuitive Surgical, Inc.(c)	29,867	14,713,380
Medtronic PLC	156,922	13,900,151
ResMed, Inc.	60,239	14,759,760
STERIS PLC	58,258	14,046,004
Stryker Corp.	36,862	13,285,802
Teleflex, Inc.(b)	61,055	14,968,854
Zimmer Biomet Holdings, Inc.	118,638	13,697,944
		225,585,710
Health Care Facilities–0.45%
HCA Healthcare, Inc.	37,684	14,907,414
Universal Health Services, Inc., Class B	67,699	16,110,331
		31,017,745
Health Care REITs–0.84%
Alexandria Real Estate Equities, Inc.	109,326	13,072,110
Healthpeak Properties, Inc.	647,167	14,418,881
Ventas, Inc.	253,830	15,765,381
Welltower, Inc.	122,231	14,750,837
		58,007,209
Health Care Services–1.00%
Cigna Group (The)	38,155	13,804,861
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Health Care Services–(continued)
CVS Health Corp.	211,174	$12,087,600
DaVita, Inc.(c)	90,089	13,596,232
Labcorp Holdings, Inc.	63,623	14,626,291
Quest Diagnostics, Inc.	92,252	14,480,796
		68,595,780
Health Care Supplies–0.60%
Align Technology, Inc.(c)	49,673	11,783,429
Cooper Cos., Inc. (The)(c)	136,052	14,384,778
Solventum Corp.(b)(c)	233,080	14,942,759
		41,110,966
Heavy Electrical Equipment–0.22%
GE Vernova, Inc.(c)	74,731	15,020,931
Home Furnishings–0.26%
Mohawk Industries, Inc.(c)	113,524	17,612,113
Home Improvement Retail–0.40%
Home Depot, Inc. (The)	36,666	13,511,421
Lowe’s Cos., Inc.	56,936	14,148,596
		27,660,017
Homebuilding–0.90%
D.R. Horton, Inc.	89,066	16,812,098
Lennar Corp., Class A	81,990	14,927,099
NVR, Inc.(c)	1,680	15,409,733
PulteGroup, Inc.	111,463	14,674,104
		61,823,034
Hotel & Resort REITs–0.18%
Host Hotels & Resorts, Inc.(b)	713,629	12,631,233
Hotels, Resorts & Cruise Lines–1.52%
Airbnb, Inc., Class A(c)	87,120	10,220,047
Booking Holdings, Inc.	3,295	12,880,913
Carnival Corp.(c)	828,999	13,678,483
Expedia Group, Inc.(c)	102,053	14,194,552
Hilton Worldwide Holdings, Inc.	60,465	13,280,533
Marriott International, Inc., Class A	53,108	12,463,917
Norwegian Cruise Line Holdings Ltd.(c)	767,926	13,738,196
Royal Caribbean Cruises Ltd.(c)	85,636	14,097,398
		104,554,039
Household Products–0.99%
Church & Dwight Co., Inc.	118,077	12,029,685
Clorox Co. (The)	95,114	15,057,497
Colgate-Palmolive Co.	134,399	14,313,494
Kimberly-Clark Corp.	91,167	13,188,218
Procter & Gamble Co. (The)	76,246	13,079,239
		67,668,133
Human Resource & Employment Services–0.83%
Automatic Data Processing, Inc.	52,415	14,461,823
Dayforce, Inc.(b)(c)	251,869	14,399,351
Paychex, Inc.	104,244	13,676,813
Paycom Software, Inc.	89,066	14,498,163
		57,036,150
Independent Power Producers & Energy Traders–0.34%
AES Corp. (The)	657,542	11,263,695
Shares		Value
Independent Power Producers & Energy Traders–(continued)
Vistra Corp.	145,187	$12,403,325
		23,667,020
Industrial Conglomerates–0.43%
3M Co.	126,034	16,975,519
Honeywell International, Inc.	60,983	12,678,976
		29,654,495
Industrial Gases–0.39%
Air Products and Chemicals, Inc.	46,220	12,888,447
Linde PLC	29,104	13,918,988
		26,807,435
Industrial Machinery & Supplies & Components–2.40%
Dover Corp.	71,746	13,346,908
Fortive Corp.	174,851	13,008,914
IDEX Corp.	64,152	13,246,105
Illinois Tool Works, Inc.	54,075	13,690,708
Ingersoll Rand, Inc.	139,043	12,715,482
Nordson Corp.	55,601	14,264,993
Otis Worldwide Corp.	131,730	12,473,514
Parker-Hannifin Corp.	25,266	15,164,653
Pentair PLC	164,449	14,584,982
Snap-on, Inc.	48,493	13,759,404
Stanley Black & Decker, Inc.	152,207	15,579,909
Xylem, Inc.	92,137	12,671,602
		164,507,174
Industrial REITs–0.21%
Prologis, Inc.	113,250	14,475,615
Insurance Brokers–1.06%
Aon PLC, Class A	43,051	14,797,490
Arthur J. Gallagher & Co.	49,245	14,407,610
Brown & Brown, Inc.	141,173	14,841,517
Marsh & McLennan Cos., Inc.	60,880	13,850,809
Willis Towers Watson PLC	49,815	14,551,459
		72,448,885
Integrated Oil & Gas–0.56%
Chevron Corp.	83,351	12,331,780
Exxon Mobil Corp.	116,551	13,746,025
Occidental Petroleum Corp.	211,527	12,052,809
		38,130,614
Integrated Telecommunication Services–0.40%
AT&T, Inc.	720,910	14,346,109
Verizon Communications, Inc.	320,566	13,393,247
		27,739,356
Interactive Home Entertainment–0.40%
Electronic Arts, Inc.	93,521	14,198,358
Take-Two Interactive Software, Inc.(c)	80,001	12,936,962
		27,135,320
Interactive Media & Services–0.58%
Alphabet, Inc., Class A	39,221	6,407,927
Alphabet, Inc., Class C	32,631	5,387,704
Match Group, Inc.(b)(c)	403,070	14,998,235
Meta Platforms, Inc., Class A	25,420	13,251,700
		40,045,566
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Internet Services & Infrastructure–0.63%
Akamai Technologies, Inc.(c)	142,742	$14,536,845
GoDaddy, Inc., Class A(c)	92,828	15,540,336
VeriSign, Inc.(c)	70,528	12,970,099
		43,047,280
Investment Banking & Brokerage–0.77%
Charles Schwab Corp. (The)	173,609	11,301,946
Goldman Sachs Group, Inc. (The)	28,483	14,533,451
Morgan Stanley	133,160	13,796,707
Raymond James Financial, Inc.(b)	109,940	13,145,526
		52,777,630
IT Consulting & Other Services–1.09%
Accenture PLC, Class A (Ireland)	44,355	15,167,192
Cognizant Technology Solutions Corp., Class A	197,896	15,390,372
EPAM Systems, Inc.(c)	71,613	14,377,026
Gartner, Inc.(c)	29,423	14,474,939
International Business Machines Corp.	75,154	15,190,878
		74,600,407
Leisure Products–0.21%
Hasbro, Inc.	206,779	14,094,057
Life & Health Insurance–1.09%
Aflac, Inc.	146,104	16,124,037
Globe Life, Inc.(b)	163,267	17,151,198
MetLife, Inc.	185,512	14,373,470
Principal Financial Group, Inc.	165,887	13,506,520
Prudential Financial, Inc.	112,430	13,622,019
		74,777,244
Life Sciences Tools & Services–2.18%
Agilent Technologies, Inc.	97,935	13,996,870
Bio-Rad Laboratories, Inc., Class A(c)	45,054	15,197,615
Bio-Techne Corp.	166,827	12,343,530
Charles River Laboratories International, Inc.(c)	60,711	12,005,600
Danaher Corp.	49,900	13,438,569
IQVIA Holdings, Inc.(c)	59,773	15,035,898
Mettler-Toledo International, Inc.(c)	8,742	12,580,438
Revvity, Inc.	117,632	14,414,625
Thermo Fisher Scientific, Inc.	22,230	13,673,006
Waters Corp.(c)	43,117	14,933,573
West Pharmaceutical Services, Inc.	38,160	11,968,121
		149,587,845
Managed Health Care–1.02%
Centene Corp.(c)	184,489	14,543,268
Elevance Health, Inc.	23,778	13,241,730
Humana, Inc.	35,431	12,559,227
Molina Healthcare, Inc.(c)	41,417	14,487,253
UnitedHealth Group, Inc.	25,581	15,097,906
		69,929,384
Metal, Glass & Plastic Containers–0.18%
Ball Corp.	192,651	12,293,060
Movies & Entertainment–0.77%
Live Nation Entertainment, Inc.(b)(c)	143,288	13,994,939
Netflix, Inc.(c)	18,999	13,324,949
Walt Disney Co. (The)	127,206	11,496,878
Shares		Value
Movies & Entertainment–(continued)
Warner Bros. Discovery, Inc.(c)	1,756,469	$13,770,717
		52,587,483
Multi-Family Residential REITs–1.25%
AvalonBay Communities, Inc.	62,990	14,218,733
Camden Property Trust	117,705	14,736,666
Equity Residential	190,628	14,274,225
Essex Property Trust, Inc.	45,661	13,780,033
Mid-America Apartment Communities, Inc.	91,279	14,820,971
UDR, Inc.(b)	315,712	14,052,341
		85,882,969
Multi-line Insurance–0.19%
American International Group, Inc.	172,836	13,317,014
Multi-Sector Holdings–0.22%
Berkshire Hathaway, Inc., Class B(c)	31,358	14,923,899
Multi-Utilities–2.05%
Ameren Corp.	181,358	14,963,848
CenterPoint Energy, Inc.	412,216	11,253,497
CMS Energy Corp.	213,423	14,482,885
Consolidated Edison, Inc.	139,946	14,212,916
Dominion Energy, Inc.	252,170	14,096,303
DTE Energy Co.	113,995	14,251,655
NiSource, Inc.	451,432	14,924,342
Public Service Enterprise Group, Inc.	175,067	14,136,660
Sempra	167,393	13,756,357
WEC Energy Group, Inc.(b)	161,258	15,001,831
		141,080,294
Office REITs–0.23%
BXP, Inc.(b)	206,309	15,518,563
Oil & Gas Equipment & Services–0.57%
Baker Hughes Co., Class A	409,035	14,385,761
Halliburton Co.	386,295	12,009,911
Schlumberger N.V.	295,741	13,009,647
		39,405,319
Oil & Gas Exploration & Production–1.66%
APA Corp.	457,112	13,023,121
ConocoPhillips	116,253	13,228,429
Coterra Energy, Inc.	475,753	11,575,070
Devon Energy Corp.	278,613	12,476,290
Diamondback Energy, Inc.	68,383	13,342,207
EOG Resources, Inc.	108,328	13,954,813
EQT Corp.	323,256	10,832,309
Hess Corp.	88,768	12,255,310
Marathon Oil Corp.	465,819	13,345,714
		114,033,263
Oil & Gas Refining & Marketing–0.56%
Marathon Petroleum Corp.	74,775	13,244,148
Phillips 66	92,988	13,047,147
Valero Energy Corp.	84,740	12,433,900
		38,725,195
Oil & Gas Storage & Transportation–0.86%
Kinder Morgan, Inc.	649,151	14,002,187
ONEOK, Inc.	162,829	15,038,886
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Corp.	106,865	$15,698,469
Williams Cos., Inc. (The)	308,886	14,137,712
		58,877,254
Other Specialized REITs–0.46%
Iron Mountain, Inc.	144,477	16,363,465
VICI Properties, Inc.	449,519	15,049,896
		31,413,361
Other Specialty Retail–0.48%
Bath & Body Works, Inc.(b)	293,963	9,042,302
Tractor Supply Co.	45,376	12,140,349
Ulta Beauty, Inc.(c)	32,539	11,481,060
		32,663,711
Packaged Foods & Meats–2.43%
Campbell Soup Co.	289,085	14,373,306
Conagra Brands, Inc.	448,725	14,000,220
General Mills, Inc.	194,150	14,035,104
Hershey Co. (The)(b)	68,012	13,130,397
Hormel Foods Corp.	417,221	13,580,544
J.M. Smucker Co. (The)	113,971	13,070,194
Kellanova	221,086	17,821,742
Kraft Heinz Co. (The)	392,738	13,914,707
Lamb Weston Holdings, Inc.	146,576	9,075,986
McCormick & Co., Inc.	187,529	15,007,946
Mondelez International, Inc., Class A	193,119	13,867,875
Tyson Foods, Inc., Class A	237,678	15,285,072
		167,163,093
Paper & Plastic Packaging Products & Materials–0.98%
Amcor PLC	1,276,794	14,606,523
Avery Dennison Corp.	56,137	12,453,994
International Paper Co.(b)	283,288	13,716,805
Packaging Corp. of America	69,114	14,482,148
Smurfit WestRock PLC	256,079	12,143,266
		67,402,736
Passenger Airlines–0.69%
American Airlines Group, Inc.(b)(c)	1,127,380	11,972,776
Delta Air Lines, Inc.	261,019	11,090,697
Southwest Airlines Co.	448,092	12,958,821
United Airlines Holdings, Inc.(c)	255,924	11,270,893
		47,293,187
Passenger Ground Transportation–0.19%
Uber Technologies, Inc.(c)	181,515	13,274,192
Personal Care Products–0.37%
Estee Lauder Cos., Inc. (The), Class A	111,649	10,233,748
Kenvue, Inc.	703,755	15,447,422
		25,681,170
Pharmaceuticals–1.62%
Bristol-Myers Squibb Co.	308,661	15,417,617
Catalent, Inc.(c)	227,583	13,873,460
Eli Lilly and Co.	14,476	13,897,250
Johnson & Johnson	87,377	14,492,349
Merck & Co., Inc.	98,215	11,633,567
Pfizer, Inc.	461,928	13,400,531
Viatris, Inc.	1,250,429	15,105,182
Shares		Value
Pharmaceuticals–(continued)
Zoetis, Inc.	74,564	$13,681,748
		111,501,704
Property & Casualty Insurance–2.15%
Allstate Corp. (The)	80,962	15,296,960
Arch Capital Group Ltd.(c)	130,751	14,786,631
Assurant, Inc.	76,820	15,083,607
Chubb Ltd.	49,014	13,928,799
Cincinnati Financial Corp.	113,271	15,521,525
Hartford Financial Services Group, Inc. (The)	127,845	14,842,805
Loews Corp.	171,842	14,080,733
Progressive Corp. (The)	62,363	15,727,949
Travelers Cos., Inc. (The)	61,778	14,089,708
W.R. Berkley Corp.	244,086	14,571,934
		147,930,651
Publishing–0.20%
News Corp., Class A	360,000	10,198,800
News Corp., Class B	113,474	3,339,540
		13,538,340
Rail Transportation–0.63%
CSX Corp.	395,178	13,542,750
Norfolk Southern Corp.	57,831	14,813,989
Union Pacific Corp.	57,258	14,663,201
		43,019,940
Real Estate Services–0.44%
CBRE Group, Inc., Class A(c)	146,340	16,849,587
CoStar Group, Inc.(c)	172,012	13,296,528
		30,146,115
Regional Banks–1.15%
Citizens Financial Group, Inc.	374,731	16,132,169
Huntington Bancshares, Inc.	1,028,040	15,389,759
M&T Bank Corp.	90,098	15,506,767
Regions Financial Corp.	681,869	15,969,372
Truist Financial Corp.	359,132	15,967,009
		78,965,076
Reinsurance–0.20%
Everest Group Ltd.	34,598	13,570,720
Research & Consulting Services–0.83%
Equifax, Inc.	52,633	16,165,173
Jacobs Solutions, Inc.	92,018	13,883,676
Leidos Holdings, Inc.	88,495	14,027,342
Verisk Analytics, Inc.	48,101	13,122,915
		57,199,106
Restaurants–1.11%
Chipotle Mexican Grill, Inc.(c)	194,356	10,899,485
Darden Restaurants, Inc.	85,474	13,517,713
Domino’s Pizza, Inc.	24,391	10,102,996
McDonald’s Corp.	50,150	14,476,299
Starbucks Corp.	159,660	15,099,046
Yum! Brands, Inc.	92,152	12,433,148
		76,528,687
Retail REITs–1.08%
Federal Realty Investment Trust	125,876	14,475,740
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Retail REITs–(continued)
Kimco Realty Corp.	678,232	$15,775,676
Realty Income Corp.	238,277	14,799,385
Regency Centers Corp.	207,868	15,109,925
Simon Property Group, Inc.	85,194	14,257,216
		74,417,942
Self-Storage REITs–0.43%
Extra Space Storage, Inc.	81,223	14,376,471
Public Storage	44,897	15,431,997
		29,808,468
Semiconductor Materials & Equipment–0.84%
Applied Materials, Inc.	53,652	10,583,394
Enphase Energy, Inc.(c)	102,354	12,388,928
KLA Corp.	15,417	12,633,152
Lam Research Corp.	12,275	10,077,898
Teradyne, Inc.	87,666	11,986,572
		57,669,944
Semiconductors–2.61%
Advanced Micro Devices, Inc.(c)	79,664	11,834,884
Analog Devices, Inc.	55,006	12,917,609
Broadcom, Inc.	73,518	11,970,201
First Solar, Inc.(c)	46,615	10,598,852
Intel Corp.	417,631	9,204,587
Microchip Technology, Inc.	139,210	11,437,494
Micron Technology, Inc.	89,961	8,657,847
Monolithic Power Systems, Inc.	15,766	14,736,165
NVIDIA Corp.	96,429	11,510,730
NXP Semiconductors N.V. (China)	47,300	12,125,828
ON Semiconductor Corp.(c)	176,696	13,759,317
Qorvo, Inc.(c)	113,160	13,114,112
QUALCOMM, Inc.	59,230	10,383,019
Skyworks Solutions, Inc.	120,963	13,256,335
Texas Instruments, Inc.	65,585	14,057,489
		179,564,469
Single-Family Residential REITs–0.19%
Invitation Homes, Inc.	358,223	13,196,935
Soft Drinks & Non-alcoholic Beverages–0.79%
Coca-Cola Co. (The)	203,308	14,733,731
Keurig Dr Pepper, Inc.	373,585	13,676,947
Monster Beverage Corp.(c)	264,769	12,478,563
PepsiCo, Inc.	77,631	13,420,847
		54,310,088
Specialty Chemicals–1.54%
Albemarle Corp.(b)	122,856	11,087,754
Celanese Corp.(b)	91,233	11,915,030
DuPont de Nemours, Inc.	159,640	13,449,670
Eastman Chemical Co.	127,794	13,082,272
Ecolab, Inc.	52,976	13,412,464
International Flavors & Fragrances, Inc.	134,513	13,988,007
PPG Industries, Inc.	99,881	12,957,562
Sherwin-Williams Co. (The)	42,820	15,816,423
		105,709,182
Steel–0.37%
Nucor Corp.	82,209	12,488,369
Shares		Value
Steel–(continued)
Steel Dynamics, Inc.	105,368	$12,592,530
		25,080,899
Systems Software–1.36%
CrowdStrike Holdings, Inc., Class A(c)	32,997	9,149,408
Fortinet, Inc.(c)	209,229	16,049,956
Gen Digital, Inc.	521,397	13,796,165
Microsoft Corp.	28,734	11,986,101
Oracle Corp.	92,065	13,007,864
Palo Alto Networks, Inc.(c)	40,078	14,537,092
ServiceNow, Inc.(c)	17,454	14,923,170
		93,449,756
Technology Distributors–0.19%
CDW Corp.	56,978	12,856,516
Technology Hardware, Storage & Peripherals–1.16%
Apple, Inc.	59,846	13,704,734
Hewlett Packard Enterprise Co.	588,745	11,403,991
HP, Inc.	358,120	12,956,781
NetApp, Inc.	100,791	12,167,489
Seagate Technology Holdings PLC	122,443	12,189,201
Super Micro Computer, Inc.(c)	15,057	6,590,449
Western Digital Corp.(c)	162,786	10,677,134
		79,689,779
Telecom Tower REITs–0.63%
American Tower Corp.	64,542	14,461,281
Crown Castle, Inc.	128,323	14,374,742
SBA Communications Corp., Class A	64,894	14,708,874
		43,544,897
Timber REITs–0.19%
Weyerhaeuser Co.	438,512	13,370,231
Tobacco–0.45%
Altria Group, Inc.	286,933	15,428,387
Philip Morris International, Inc.	124,431	15,341,098
		30,769,485
Trading Companies & Distributors–0.62%
Fastenal Co.	201,695	13,771,734
United Rentals, Inc.	20,637	15,297,383
W.W. Grainger, Inc.	14,023	13,811,533
		42,880,650
Transaction & Payment Processing Services–1.68%
Corpay, Inc.(c)	50,937	16,073,170
Fidelity National Information Services, Inc.	166,082	13,693,461
Fiserv, Inc.(c)	85,035	14,847,111
Global Payments, Inc.	135,042	14,991,013
Jack Henry & Associates, Inc.	78,708	13,618,845
Mastercard, Inc., Class A	28,600	13,823,524
PayPal Holdings, Inc.(c)	209,728	15,190,599
Visa, Inc., Class A(b)	46,984	12,984,968
		115,222,691
Water Utilities–0.21%
American Water Works Co., Inc.(b)	98,353	14,076,281
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Wireless Telecommunication Services–0.21%
T-Mobile US, Inc.	72,259	$14,359,308
Total Common Stocks & Other Equity Interests (Cost $3,250,259,949)		6,840,040,410
Money Market Funds–0.29%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(f)	7,036,397	7,036,397
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(f)	13,067,231	13,067,231
Total Money Market Funds (Cost $20,103,628)		20,103,628
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $3,270,363,577)		6,860,144,038
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.18%
Invesco Private Government Fund, 5.28%(d)(f)(g)	59,009,923	$59,009,923
Invesco Private Prime Fund, 5.46%(d)(f)(g)	159,089,017	159,152,653
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $218,160,724)		218,162,576
TOTAL INVESTMENTS IN SECURITIES–103.07% (Cost $3,488,524,301)		7,078,306,614
OTHER ASSETS LESS LIABILITIES—(3.07)%		(210,763,423)
NET ASSETS–100.00%		$6,867,543,191
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2024.
(c)	Non-income producing security.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2024	Dividend Income
Invesco Ltd.	$12,024,042	$3,011,137	$(1,127,770)	$1,507,863	$(488,678)	$14,926,594	$667,567
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	8,944,423	234,329,298	(236,237,324)	-	-	7,036,397	495,509
Invesco Liquid Assets Portfolio, Institutional Class	6,387,428	145,384,271	(151,777,690)	-	5,991	-	296,054
Invesco Treasury Portfolio, Institutional Class	10,222,198	289,798,712	(286,953,679)	-	-	13,067,231	629,104
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	61,093,654	939,504,800	(941,588,531)	-	-	59,009,923	3,697,783*
Invesco Private Prime Fund	157,097,966	2,179,313,957	(2,177,321,143)	8,904	52,969	159,152,653	10,106,127*
Total	$255,769,711	$3,791,342,175	$(3,795,006,137)	$1,516,767	$(429,718)	$253,192,798	$15,892,144

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Equal Weights Index	199	September-2024	$28,395,310	$643,448	$643,448
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $3,240,165,746)*	$6,825,113,816
Investments in affiliates, at value (Cost $248,358,555)	253,192,798
Other investments:
Variation margin receivable — futures contracts	231,076
Cash	247
Receivable for:
Fund shares sold	3,419,053
Dividends	10,102,432
Investment for trustee deferred compensation and retirement plans	197,453
Other assets	422,971
Total assets	7,092,679,846
Liabilities:
Payable for:
Fund shares reacquired	3,374,082
Collateral upon return of securities loaned	218,160,724
Accrued fees to affiliates	2,658,765
Accrued trustees’ and officers’ fees and benefits	8,163
Accrued other operating expenses	671,656
Trustee deferred compensation and retirement plans	263,265
Total liabilities	225,136,655
Net assets applicable to shares outstanding	$6,867,543,191
Net assets consist of:
Shares of beneficial interest	$2,908,011,565
Distributable earnings	3,959,531,626
$6,867,543,191
Net Assets:
Class A	$3,198,398,587
Class C	$466,923,783
Class R	$214,038,883
Class Y	$2,283,521,333
Class R6	$704,660,605
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	41,290,553
Class C	6,466,927
Class R	2,792,814
Class Y	28,973,439
Class R6	8,912,956
Class A:
Net asset value per share	$77.46
Maximum offering price per share (Net asset value of $77.46 ÷ 94.50%)	$81.97
Class C:
Net asset value and offering price per share	$72.20
Class R:
Net asset value and offering price per share	$76.64
Class Y:
Net asset value and offering price per share	$78.81
Class R6:
Net asset value and offering price per share	$79.06

*	At August 31, 2024, securities with an aggregate value of $214,450,012 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Equally-Weighted S&P 500 Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $47,564)	$122,657,818
Dividends from affiliates (includes net securities lending income of $361,749)	2,449,983
Total investment income	125,107,801
Expenses:
Advisory fees	6,809,981
Administrative services fees	922,261
Custodian fees	70,957
Distribution fees:
Class A	7,312,714
Class C	4,858,937
Class R	949,467
Transfer agent fees — A, C, R and Y	7,511,516
Transfer agent fees — R6	193,044
Trustees’ and officers’ fees and benefits	82,413
Registration and filing fees	160,514
Licensing fees	1,020,726
Reports to shareholders	727,977
Professional services fees	110,201
Other	109,240
Total expenses	30,839,948
Less: Fees waived and/or expense offset arrangement(s)	(74,139)
Net expenses	30,765,809
Net investment income	94,341,992
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	445,451,906
Affiliated investment securities	(429,718)
Futures contracts	7,616,849
452,639,037
Change in net unrealized appreciation of:
Unaffiliated investment securities	574,431,411
Affiliated investment securities	1,516,767
Futures contracts	811,679
576,759,857
Net realized and unrealized gain	1,029,398,894
Net increase in net assets resulting from operations	$1,123,740,886
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$94,341,992	$92,740,163
Net realized gain	452,639,037	154,092,750
Change in net unrealized appreciation	576,759,857	247,178,154
Net increase in net assets resulting from operations	1,123,740,886	494,011,067
Distributions to shareholders from distributable earnings:
Class A	(132,438,434)	(209,942,045)
Class C	(21,029,947)	(52,192,427)
Class R	(8,039,909)	(12,121,490)
Class Y	(102,662,759)	(178,908,251)
Class R6	(30,169,212)	(43,715,271)
Total distributions from distributable earnings	(294,340,261)	(496,879,484)
Share transactions–net:
Class A	(23,435,958)	163,416,324
Class C	(130,483,656)	(140,098,319)
Class R	13,234,901	28,083,354
Class Y	(182,448,268)	(59,477,222)
Class R6	29,931,097	25,417,946
Net increase (decrease) in net assets resulting from share transactions	(293,201,884)	17,342,083
Net increase in net assets	536,198,741	14,473,666
Net assets:
Beginning of year	6,331,344,450	6,316,870,784
End of year	$6,867,543,191	$6,331,344,450
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Equally-Weighted S&P 500 Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$68.25	$0.99	$11.46	$12.45	$(1.03)	$(2.21)	$(3.24)	$77.46	18.88%	$3,198,399	0.54%	0.54%	1.41%	22%
Year ended 08/31/23	68.51	0.96	4.20	5.16	(0.87)	(4.55)	(5.42)	68.25	8.10	2,838,398	0.52	0.52	1.44	20
Year ended 08/31/22	82.72	0.90	(7.40)	(6.50)	(0.93)	(6.78)	(7.71)	68.51	(8.85)	2,670,328	0.53	0.53	1.18	24
Year ended 08/31/21	62.02	0.82	24.05	24.87	(0.99)	(3.18)	(4.17)	82.72	41.81	2,971,521	0.52	0.52	1.13	23
Year ended 08/31/20	60.01	0.99	3.88	4.87	(1.03)	(1.83)	(2.86)	62.02	8.08(d)	2,182,945	0.53	0.53	1.67	26
Class C
Year ended 08/31/24	63.76	0.44	10.69	11.13	(0.48)	(2.21)	(2.69)	72.20	18.01(e)	466,924	1.28(e)	1.28(e)	0.67(e)	22
Year ended 08/31/23	64.65	0.43	3.94	4.37	(0.71)	(4.55)	(5.26)	63.76	7.29	539,237	1.27	1.27	0.69	20
Year ended 08/31/22	78.47	0.31	(7.00)	(6.69)	(0.35)	(6.78)	(7.13)	64.65	(9.53)	689,583	1.28	1.28	0.43	24
Year ended 08/31/21	58.96	0.30	22.86	23.16	(0.47)	(3.18)	(3.65)	78.47	40.82(e)	945,674	1.21(e)	1.21(e)	0.44(e)	23
Year ended 08/31/20	57.18	0.52	3.66	4.18	(0.57)	(1.83)	(2.40)	58.96	7.27(d)	879,154	1.28	1.28	0.92	26
Class R
Year ended 08/31/24	67.55	0.81	11.34	12.15	(0.85)	(2.21)	(3.06)	76.64	18.60	214,039	0.79	0.79	1.16	22
Year ended 08/31/23	67.97	0.78	4.17	4.95	(0.82)	(4.55)	(5.37)	67.55	7.82	175,270	0.77	0.77	1.19	20
Year ended 08/31/22	82.12	0.70	(7.34)	(6.64)	(0.73)	(6.78)	(7.51)	67.97	(9.08)	146,993	0.78	0.78	0.93	24
Year ended 08/31/21	61.60	0.63	23.88	24.51	(0.81)	(3.18)	(3.99)	82.12	41.44	147,581	0.77	0.77	0.88	23
Year ended 08/31/20	59.63	0.83	3.84	4.67	(0.87)	(1.83)	(2.70)	61.60	7.80(d)	127,559	0.78	0.78	1.42	26
Class Y
Year ended 08/31/24	69.38	1.19	11.64	12.83	(1.19)	(2.21)	(3.40)	78.81	19.17	2,283,521	0.29	0.29	1.66	22
Year ended 08/31/23	69.44	1.14	4.28	5.42	(0.93)	(4.55)	(5.48)	69.38	8.38	2,188,760	0.27	0.27	1.69	20
Year ended 08/31/22	83.74	1.10	(7.50)	(6.40)	(1.12)	(6.78)	(7.90)	69.44	(8.64)	2,248,749	0.28	0.28	1.43	24
Year ended 08/31/21	62.74	1.01	24.32	25.33	(1.15)	(3.18)	(4.33)	83.74	42.15	2,671,007	0.27	0.27	1.38	23
Year ended 08/31/20	60.67	1.15	3.93	5.08	(1.18)	(1.83)	(3.01)	62.74	8.35(d)	2,106,008	0.28	0.28	1.92	26
Class R6
Year ended 08/31/24	69.58	1.26	11.69	12.95	(1.26)	(2.21)	(3.47)	79.06	19.30	704,661	0.19	0.19	1.76	22
Year ended 08/31/23	69.59	1.21	4.28	5.49	(0.95)	(4.55)	(5.50)	69.58	8.48	589,680	0.18	0.18	1.78	20
Year ended 08/31/22	83.90	1.18	(7.51)	(6.33)	(1.20)	(6.78)	(7.98)	69.59	(8.54)	561,218	0.19	0.19	1.52	24
Year ended 08/31/21	62.86	1.09	24.36	25.45	(1.23)	(3.18)	(4.41)	83.90	42.30	910,010	0.16	0.16	1.49	23
Year ended 08/31/20	60.78	1.22	3.94	5.16	(1.25)	(1.83)	(3.08)	62.86	8.47(d)	740,456	0.16	0.16	2.04	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 6.49%, 5.61%, 6.21%, 6.78% and 6.90% for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.93% for the years ended August 31, 2024 and 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
14	Invesco Equally-Weighted S&P 500 Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the
15	Invesco Equally-Weighted S&P 500 Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $20,869 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $30,397.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
16	Invesco Equally-Weighted S&P 500 Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $482,690 in front-end sales commissions from the sale of Class A shares and $24,312 and $22,200 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $211,238 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$6,840,040,410	$—	$—	$6,840,040,410
Money Market Funds	20,103,628	218,162,576	—	238,266,204
Total Investments in Securities	6,860,144,038	218,162,576	—	7,078,306,614
Other Investments - Assets*
Futures Contracts	643,448	—	—	643,448
Total Investments	$6,860,787,486	$218,162,576	$—	$7,078,950,062

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$643,448
Derivatives not subject to master netting agreements	(643,448)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$7,616,849
17	Invesco Equally-Weighted S&P 500 Fund

Location of Gain on Statement of Operations
Equity Risk
Change in Net Unrealized Appreciation:
Futures contracts	$811,679
Total	$8,428,528
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$36,449,172
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $43,742.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$113,451,915	$93,259,970
Long-term capital gain	180,888,346	403,619,514
Total distributions	$294,340,261	$496,879,484

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$113,708,650
Undistributed long-term capital gain	322,576,526
Net unrealized appreciation — investments	3,523,435,513
Temporary book/tax differences	(189,063)
Shares of beneficial interest	2,908,011,565
Total net assets	$6,867,543,191
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $1,414,141,146 and $1,888,926,480, respectively. As of August 31, 2024, the aggregate cost of
18	Invesco Equally-Weighted S&P 500 Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,625,131,668
Aggregate unrealized (depreciation) of investments	(101,696,155)
Net unrealized appreciation of investments	$3,523,435,513
Cost of investments for tax purposes is $3,555,514,549.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2024, undistributed net realized gain was decreased by $33,188,298 and shares of beneficial interest was increased by $33,188,298. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	3,463,091	$243,514,116	3,550,290	$236,640,132
Class C	646,603	42,251,654	757,037	47,474,545
Class R	745,327	51,566,750	732,338	48,409,714
Class Y	5,548,343	395,735,094	7,498,069	509,845,358
Class R6	2,371,648	169,715,785	1,356,154	91,833,344
Issued as reinvestment of dividends:
Class A	1,710,056	116,608,697	2,911,314	185,392,475
Class C	302,457	19,323,979	798,907	47,782,627
Class R	118,409	8,003,269	190,686	12,039,940
Class Y	1,122,862	77,769,409	2,129,933	137,636,274
Class R6	413,764	28,727,668	641,704	41,563,154
Automatic conversion of Class C shares to Class A shares:
Class A	1,508,142	104,580,647	2,184,788	145,496,726
Class C	(1,614,290)	(104,580,647)	(2,328,673)	(145,496,726)
Reacquired:
Class A	(6,977,976)	(488,139,418)	(6,039,107)	(404,113,009)
Class C	(1,324,564)	(87,478,642)	(1,437,750)	(89,858,765)
Class R	(665,415)	(46,335,118)	(491,237)	(32,366,300)
Class Y	(9,243,958)	(655,952,771)	(10,464,322)	(706,958,854)
Class R6	(2,347,139)	(168,512,356)	(1,588,235)	(107,978,552)
Net increase (decrease) in share activity	(4,222,640)	$(293,201,884)	401,896	$17,342,083

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
19	Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20	Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board noted a delay in rebalancing to the Fund’s underlying index that occurred in 2020, and considered information regarding steps Invesco Advisers took to remediate the impact of that delay, including making a pay-in to the Fund and enhancing compliance controls. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The
Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was
21	Invesco Equally-Weighted S&P 500 Fund

reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board considered that because the Fund seeks to track an equally weighted index, the Fund is tilted towards smaller-capitalization names, which resulted in certain momentum stocks being underrepresented in the Fund’s portfolio relative to peers that are actively managed or track a different index than the Fund, such as a market capitalization-weighted index. The Board also considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the
22	Invesco Equally-Weighted S&P 500 Fund

fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
23	Invesco Equally-Weighted S&P 500 Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$214,029,346
Qualified Dividend Income*	90.28%
Corporate Dividends Received Deduction*	89.21%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	2.28%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$18,647,935
24	Invesco Equally-Weighted S&P 500 Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25	Invesco Equally-Weighted S&P 500 Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

2	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Approval of Investment Advisory and Sub-Advisory Contracts
27	Tax Information
28	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–65.08%
Aerospace & Defense–1.71%
RTX Corp.	1,173,898	$144,788,579
Textron, Inc.	772,178	70,422,634
		215,211,213
Air Freight & Logistics–1.00%
FedEx Corp.	418,878	125,148,180
Application Software–0.69%
Salesforce, Inc.	343,639	86,906,303
Asset Management & Custody Banks–0.90%
KKR & Co., Inc., Class A	915,143	113,267,249
Automobile Manufacturers–0.90%
General Motors Co.	2,278,163	113,406,954
Broadline Retail–1.37%
Amazon.com, Inc.(b)	963,895	172,055,257
Building Products–1.37%
Johnson Controls International PLC	2,368,102	172,516,231
Cable & Satellite–0.43%
Comcast Corp., Class A	1,372,142	54,295,659
Cargo Ground Transportation–0.59%
J.B. Hunt Transport Services, Inc.	427,961	74,122,845
Casinos & Gaming–0.47%
Las Vegas Sands Corp.	1,521,802	59,335,060
Communications Equipment–0.68%
Cisco Systems, Inc.	1,694,196	85,624,666
Consumer Finance–0.63%
American Express Co.	306,912	79,382,789
Distributors–0.61%
Genuine Parts Co.	539,212	77,247,511
Diversified Banks–5.54%
Bank of America Corp.	6,650,684	271,015,373
PNC Financial Services Group, Inc. (The)	769,416	142,411,207
Wells Fargo & Co.	4,838,850	282,927,560
		696,354,140
Electric Utilities–2.15%
American Electric Power Co., Inc.	886,637	88,911,959
FirstEnergy Corp.	1,692,562	74,337,323
PPL Corp.	3,357,520	107,138,463
		270,387,745
Electrical Components & Equipment–0.77%
Emerson Electric Co.	923,391	97,316,177
Electronic Components–0.63%
Coherent Corp.(b)	1,011,693	78,861,469
Shares		Value
Electronic Equipment & Instruments–0.76%
Zebra Technologies Corp., Class A(b)	277,925	$95,989,736
Electronic Manufacturing Services–0.62%
TE Connectivity Ltd.	511,322	78,539,059
Fertilizers & Agricultural Chemicals–0.56%
Corteva, Inc.	1,233,427	70,675,367
Food Distributors–1.68%
Sysco Corp.	1,514,350	118,073,869
US Foods Holding Corp.(b)	1,568,894	92,894,214
		210,968,083
Gold–0.52%
Barrick Gold Corp. (Canada)	3,226,063	65,134,212
Health Care Equipment–1.61%
GE HealthCare Technologies, Inc.	667,264	56,597,333
Medtronic PLC	1,644,778	145,694,435
		202,291,768
Health Care Services–1.04%
Cigna Group (The)	183,362	66,342,205
CVS Health Corp.	1,125,384	64,416,980
		130,759,185
Industrial Machinery & Supplies & Components–2.03%
Parker-Hannifin Corp.	305,557	183,395,312
Stanley Black & Decker, Inc.	700,665	71,720,069
		255,115,381
Insurance Brokers–1.18%
Willis Towers Watson PLC	506,799	148,041,056
Integrated Oil & Gas–3.99%
Chevron Corp.	811,203	120,017,484
Exxon Mobil Corp.	1,676,018	197,669,563
Shell PLC (United Kingdom)	2,330,977	82,594,730
Suncor Energy, Inc. (Canada)(c)	2,508,578	101,746,650
		502,028,427
Interactive Media & Services–2.19%
Alphabet, Inc., Class A	1,081,431	176,684,197
Meta Platforms, Inc., Class A	189,107	98,583,370
		275,267,567
Investment Banking & Brokerage–1.85%
Charles Schwab Corp. (The)	1,597,454	103,994,256
Goldman Sachs Group, Inc. (The)	251,665	128,412,066
		232,406,322
IT Consulting & Other Services–0.76%
Cognizant Technology Solutions Corp., Class A	1,229,961	95,654,067
Managed Health Care–2.85%
Centene Corp.(b)	903,221	71,200,912
Elevance Health, Inc.	123,349	68,691,825
Humana, Inc.	273,154	96,824,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Equity and Income Fund

Shares		Value
Managed Health Care–(continued)
UnitedHealth Group, Inc.	207,306	$122,352,001
		359,069,636
Movies & Entertainment–0.75%
Walt Disney Co. (The)	1,039,270	93,929,223
Multi-line Insurance–0.83%
American International Group, Inc.	1,349,820	104,003,631
Oil & Gas Exploration & Production–1.27%
ConocoPhillips	1,403,572	159,712,458
Oil & Gas Refining & Marketing–0.48%
Phillips 66	429,771	60,301,169
Packaged Foods & Meats–0.69%
Kraft Heinz Co. (The)	2,463,112	87,268,058
Pharmaceuticals–3.80%
Bristol-Myers Squibb Co.	1,914,944	95,651,453
Johnson & Johnson	1,068,891	177,286,261
Merck & Co., Inc.	64,612	7,653,292
Pfizer, Inc.	2,178,425	63,196,109
Sanofi S.A.	1,196,984	134,347,195
		478,134,310
Property & Casualty Insurance–0.70%
Allstate Corp. (The)	462,375	87,361,133
Rail Transportation–1.73%
CSX Corp.	2,941,996	100,822,203
Norfolk Southern Corp.	455,641	116,716,998
		217,539,201
Real Estate Services–1.43%
CBRE Group, Inc., Class A(b)	1,563,525	180,024,268
Regional Banks–1.08%
Citizens Financial Group, Inc.	3,162,686	136,153,632
Restaurants–0.56%
Starbucks Corp.	743,433	70,306,459
Semiconductor Materials & Equipment–0.46%
Lam Research Corp.	70,775	58,106,983
Semiconductors–2.17%
Microchip Technology, Inc.	996,833	81,899,799
Micron Technology, Inc.	1,073,584	103,321,724
NXP Semiconductors N.V. (China)	340,093	87,186,242
		272,407,765
Specialty Chemicals–1.14%
DuPont de Nemours, Inc.	1,005,873	84,744,800
PPG Industries, Inc.	455,222	59,055,950
		143,800,750
Systems Software–1.16%
Oracle Corp.	1,036,178	146,401,590
Tobacco–1.16%
Philip Morris International, Inc.	1,185,121	146,113,568
Shares		Value
Trading Companies & Distributors–0.94%
Ferguson Enterprises, Inc.(c)	575,085	$118,300,735
Transaction & Payment Processing Services–1.79%
Fidelity National Information Services, Inc.	921,114	75,945,849
Fiserv, Inc.(b)	857,524	149,723,691
		225,669,540
Wireless Telecommunication Services–0.86%
T-Mobile US, Inc.	542,805	107,866,210
Total Common Stocks & Other Equity Interests (Cost $5,576,128,742)		8,186,779,997
Principal Amount
U.S. Dollar Denominated Bonds & Notes–19.76%
Advertising–0.04%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$5,660,000	5,561,287
Aerospace & Defense–0.43%
BAE Systems PLC (United Kingdom), 5.50%, 03/26/2054(c)(d)	3,130,000	3,195,195
Boeing Co. (The), 5.81%, 05/01/2050	16,525,000	15,609,920
Lockheed Martin Corp.,
3.55%, 01/15/2026	14,804,000	14,630,519
4.15%, 06/15/2053	5,231,000	4,483,735
5.20%, 02/15/2064	5,558,000	5,605,298
RTX Corp.,
4.45%, 11/16/2038	3,239,000	3,017,464
6.40%, 03/15/2054	6,223,000	7,148,355
		53,690,486
Agricultural Products & Services–0.04%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	4,403,332
Air Freight & Logistics–0.05%
FedEx Corp., 4.90%, 01/15/2034(c)	4,310,000	4,357,360
United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	2,051,646
		6,409,006
Alternative Carriers–0.24%
Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(d)	16,590,000	15,511,650
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	16,603,000	14,705,277
		30,216,927
Application Software–0.69%
Dropbox, Inc., Conv., 0.00%, 03/01/2026(e)	51,429,000	49,577,556
Envestnet, Inc., Conv., 2.63%, 12/01/2027	23,029,000	24,456,798
Salesforce, Inc., 2.70%, 07/15/2041	10,414,000	7,655,227
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Equity and Income Fund

Principal Amount		Value
Application Software–(continued)
Workday, Inc., 3.50%, 04/01/2027(c)	$5,033,000	$4,925,082
		86,614,663
Asset Management & Custody Banks–0.29%
BlackRock, Inc., 4.75%, 05/25/2033	14,671,000	14,865,896
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(d)	3,975,000	3,783,432
Brookfield Corp. (Canada), 4.00%, 01/15/2025	4,515,000	4,490,938
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	3,217,000	3,023,773
KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(c)(d)	11,051,000	10,949,154
		37,113,193
Automobile Manufacturers–0.08%
General Motors Co., 6.60%, 04/01/2036	4,317,000	4,676,374
Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	5,448,000	4,927,084
		9,603,458
Biotechnology–1.46%
AbbVie, Inc.,
4.50%, 05/14/2035	7,233,000	7,113,916
4.05%, 11/21/2039	13,812,000	12,516,934
4.85%, 06/15/2044	5,815,000	5,603,125
Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027	35,337,000	40,478,534
Amgen, Inc., 5.25%, 03/02/2025	7,947,000	7,950,385
Gilead Sciences, Inc., 3.65%, 03/01/2026	22,756,000	22,459,300
Halozyme Therapeutics, Inc., Conv., 0.25%, 03/01/2027	49,785,000	51,940,690
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	35,890,000	36,150,203
		184,213,087
Brewers–0.24%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	10,870,000	10,742,402
4.90%, 02/01/2046	6,301,000	6,053,404
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	9,734,000	9,489,359
Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	3,404,393
		29,689,558
Broadcasting–0.03%
Discovery Communications LLC, 4.90%, 03/11/2026(c)	3,773,000	3,752,277
Broadline Retail–0.08%
Amazon.com, Inc., 2.88%, 05/12/2041	13,606,000	10,572,049
Building Products–0.02%
Carrier Global Corp., 6.20%, 03/15/2054	2,216,000	2,514,643
Principal Amount		Value
Cable & Satellite–1.08%
Cable One, Inc.,
Conv., 0.00%, 03/15/2026(e)	$51,123,000	$46,521,930
1.13%, 03/15/2028	26,544,000	20,407,027
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1,305,000	1,301,011
Comcast Corp.,
3.15%, 03/01/2026	11,319,000	11,109,900
4.15%, 10/15/2028	9,915,000	9,845,739
3.90%, 03/01/2038	8,010,000	7,103,703
2.89%, 11/01/2051	3,128,000	2,049,331
2.94%, 11/01/2056	4,539,000	2,889,705
Cox Communications, Inc., 2.95%, 10/01/2050(d)	2,044,000	1,264,988
Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(d)(f)	33,219,000	33,288,760
		135,782,094
Commercial & Residential Mortgage Finance–0.06%
Aviation Capital Group LLC, 4.88%, 10/01/2025(c)(d)	7,745,000	7,708,381
Commodity Chemicals–0.04%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	4,638,000	4,974,975
Communications Equipment–0.03%
Cisco Systems, Inc., 5.30%, 02/26/2054(c)	3,481,000	3,596,441
Computer & Electronics Retail–0.06%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	7,851,000	8,021,733
8.35%, 07/15/2046	30,000	40,028
		8,061,761
Consumer Finance–0.12%
American Express Co., 3.63%, 12/05/2024	3,423,000	3,406,308
General Motors Financial Co., Inc., 5.25%, 03/01/2026	5,467,000	5,493,066
Synchrony Financial, 3.95%, 12/01/2027(c)	5,795,000	5,585,802
		14,485,176
Consumer Staples Merchandise Retail–0.15%
Dollar General Corp., 4.25%, 09/20/2024	18,724,000	18,709,721
Diversified Banks–0.94%
Bank of America Corp.,
3.25%, 10/21/2027(c)	5,705,000	5,532,773
2.57%, 10/20/2032(g)	8,683,000	7,513,701
Citigroup, Inc.,
3.67%, 07/24/2028(c)(g)	5,405,000	5,271,243
6.68%, 09/13/2043(c)	8,000,000	9,159,259
5.30%, 05/06/2044(c)	2,765,000	2,718,637
4.75%, 05/18/2046	4,145,000	3,750,908
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Equity and Income Fund

Principal Amount		Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	$18,945,000	$18,846,974
JPMorgan Chase & Co.,
3.20%, 06/15/2026	4,365,000	4,271,009
3.51%, 01/23/2029(g)	11,170,000	10,813,810
4.26%, 02/22/2048(c)(g)	5,355,000	4,730,198
3.90%, 01/23/2049(g)	11,170,000	9,308,285
PNC Financial Services Group, Inc. (The),
3.45%, 04/23/2029(c)	7,450,000	7,160,410
6.88%, 10/20/2034(g)	6,126,000	6,901,289
U.S. Bancorp, Series W, 3.10%, 04/27/2026(c)	3,245,000	3,166,299
Wells Fargo & Co.,
3.55%, 09/29/2025	6,840,000	6,756,185
4.10%, 06/03/2026	4,515,000	4,473,095
4.65%, 11/04/2044(c)	9,115,000	8,136,768
		118,510,843
Diversified Financial Services–0.03%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	4,009,000	3,294,366
Diversified Metals & Mining–0.02%
Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,383,689
Diversified REITs–0.07%
CubeSmart L.P., 2.50%, 02/15/2032(c)	10,561,000	9,017,500
Drug Retail–0.06%
CVS Pass-Through Trust, 6.04%, 12/10/2028	3,637,855	3,684,512
Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034(c)	4,519,000	3,533,688
		7,218,200
Electric Utilities–1.41%
Constellation Energy Generation LLC, 6.50%, 10/01/2053	2,992,000	3,317,907
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	9,110,000	8,268,153
FirstEnergy Corp., Conv., 4.00%, 05/01/2026	54,373,000	56,742,609
Georgia Power Co., Series B, 3.70%, 01/30/2050	3,665,000	2,838,508
National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032(c)	9,898,000	8,735,638
NextEra Energy Capital Holdings, Inc.,
5.75%, 09/01/2025	22,708,000	22,900,554
3.55%, 05/01/2027	5,572,000	5,443,945
Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	4,963,646
PPL Capital Funding, Inc., Conv., 2.88%, 03/15/2028	54,663,000	56,753,860
	Principal Amount	Value
Electric Utilities–(continued)
PPL Electric Utilities Corp., 6.25%, 05/15/2039	$355,000	$401,091
Xcel Energy, Inc., 3.50%, 12/01/2049(c)	10,280,000	7,381,191
		177,747,102
Electrical Components & Equipment–0.02%
Rockwell Automation, Inc., 1.75%, 08/15/2031	2,729,000	2,290,014
Financial Exchanges & Data–0.02%
Nasdaq, Inc., 5.95%, 08/15/2053(c)	2,575,000	2,763,257
Food Distributors–0.08%
Sysco Corp., 3.75%, 10/01/2025	9,593,000	9,494,857
Health Care Equipment–0.54%
Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	3,379,672
Boston Scientific Corp., 1.90%, 06/01/2025	21,840,000	21,378,575
Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	42,831,000	40,528,834
Medtronic, Inc., 4.38%, 03/15/2035(c)	2,601,000	2,548,463
		67,835,544
Health Care REITs–0.18%
Welltower OP LLC, Conv., 2.75%, 05/15/2028(d)	17,592,000	23,098,296
Health Care Services–0.09%
Cigna Group (The), 4.80%, 08/15/2038	3,240,000	3,108,431
NXP B.V./NXP Funding LLC (China), 5.35%, 03/01/2026	7,660,000	7,708,370
		10,816,801
Health Care Supplies–0.34%
Haemonetics Corp., Conv., 2.50%, 06/01/2029(d)	23,748,000	23,023,686
Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029(d)	15,227,000	19,521,014
		42,544,700
Home Improvement Retail–0.19%
Home Depot, Inc. (The), 5.13%, 04/30/2025	20,528,000	20,592,288
Lowe’s Cos., Inc., 4.25%, 04/01/2052(c)	4,741,000	3,891,613
		24,483,901
Homebuilding–0.02%
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	2,117,000	2,225,283
Hotels, Resorts & Cruise Lines–0.48%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(e)	65,983,000	60,935,300
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Equity and Income Fund

Principal Amount		Value
Industrial Conglomerates–0.13%
Honeywell International, Inc., 4.50%, 01/15/2034	$16,007,000	$15,899,118
Industrial Machinery & Supplies & Components–0.24%
John Bean Technologies Corp., Conv., 0.25%, 05/15/2026	33,206,000	30,536,238
Integrated Oil & Gas–0.35%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	10,062,000	6,756,373
Chevron Corp., 2.95%, 05/16/2026	9,807,000	9,604,620
Exxon Mobil Corp.,
2.71%, 03/06/2025	5,658,000	5,595,740
3.04%, 03/01/2026	11,316,000	11,118,645
Shell International Finance B.V., 3.25%, 05/11/2025(c)	11,316,000	11,206,588
		44,281,966
Integrated Telecommunication Services–0.31%
AT&T, Inc.,
4.30%, 02/15/2030	3,526,000	3,491,095
3.55%, 09/15/2055	4,562,000	3,227,988
3.80%, 12/01/2057	3,619,000	2,654,732
Orange S.A. (France), 9.00%, 03/01/2031	4,443,000	5,460,185
Telefonica Emisiones S.A. (Spain), 5.21%, 03/08/2047(c)	6,725,000	6,214,692
Verizon Communications, Inc.,
4.78%, 02/15/2035(c)(d)	13,111,000	12,933,335
3.40%, 03/22/2041	5,788,000	4,616,078
		38,598,105
Interactive Home Entertainment–0.03%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027(c)	3,559,000	3,490,488
Interactive Media & Services–0.35%
Meta Platforms, Inc., 5.60%, 05/15/2053(c)	14,968,000	15,788,338
Snap, Inc., Conv., 0.50%, 05/01/2030(d)	34,614,000	28,193,103
		43,981,441
Internet Services & Infrastructure–0.24%
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	31,379,000	29,904,187
Investment Banking & Brokerage–1.99%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025	5,807,000	5,766,700
2.91%, 07/21/2042(g)	3,205,000	2,365,398
GS Finance Corp.,
Series 0003, Conv., 0.50%, 04/11/2028(d)	62,573,000	80,946,391
0.00%, 07/19/2029(d)(e)	62,330,000	83,408,113
1.00%, 07/30/2029(d)	62,338,000	71,076,979
Morgan Stanley, 4.00%, 07/23/2025	6,870,000	6,825,743
		250,389,324
Life & Health Insurance–0.59%
American National Group, Inc., 5.00%, 06/15/2027(c)	8,671,000	8,664,380
Principal Amount		Value
Life & Health Insurance–(continued)
Brighthouse Financial, Inc., 3.85%, 12/22/2051	$18,342,000	$12,058,495
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	20,728,000	19,681,367
GA Global Funding Trust, 5.50%, 01/08/2029(d)	12,448,000	12,777,023
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	4,250,000	4,105,209
Pacific Life Global Funding II, 5.50%, 08/28/2026(d)	13,319,000	13,572,694
Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	3,952,036
		74,811,204
Life Sciences Tools & Services–0.17%
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024	21,232,000	21,121,186
Managed Health Care–0.04%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	4,880,166
Movies & Entertainment–0.45%
Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	20,617,000	22,769,136
TWDC Enterprises 18 Corp., 3.00%, 02/13/2026(c)	3,773,000	3,693,896
Warnermedia Holdings, Inc.,
3.79%, 03/15/2025	16,392,000	16,245,369
5.05%, 03/15/2042	7,965,000	6,387,214
5.14%, 03/15/2052(c)	9,886,000	7,524,892
		56,620,507
Multi-line Insurance–0.05%
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	9,030,000	6,406,842
Multi-Utilities–0.08%
NiSource, Inc., 4.38%, 05/15/2047	6,015,000	5,137,289
Sempra, 3.80%, 02/01/2038	5,871,000	5,006,409
		10,143,698
Oil & Gas Exploration & Production–0.31%
Cameron LNG LLC, 3.70%, 01/15/2039(d)	6,519,000	5,534,574
ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,301,749
Diamondback Energy, Inc., 5.75%, 04/18/2054	5,160,000	5,165,730
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	21,570,000	26,148,232
		39,150,285
Oil & Gas Refining & Marketing–0.03%
Valero Energy Corp., 4.00%, 06/01/2052(c)	5,068,000	3,874,446
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Equity and Income Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–0.53%
Energy Transfer L.P.,
6.40%, 12/01/2030(c)	$4,861,000	$5,262,611
4.90%, 03/15/2035	3,640,000	3,548,195
5.30%, 04/01/2044	8,165,000	7,635,953
5.00%, 05/15/2050	7,684,000	6,820,626
Enterprise Products Operating LLC,
6.45%, 09/01/2040	555,000	621,301
4.25%, 02/15/2048	7,354,000	6,259,761
Kinder Morgan, Inc.,
4.30%, 06/01/2025(c)	9,053,000	9,000,498
5.30%, 12/01/2034	4,203,000	4,230,028
MPLX L.P., 4.50%, 04/15/2038	8,564,000	7,820,980
Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	4,688,876
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	4,283,240
Williams Cos., Inc. (The), 5.40%, 03/02/2026	7,016,000	7,086,074
		67,258,143
Other Specialized REITs–0.14%
EPR Properties, 4.75%, 12/15/2026(c)	17,525,000	17,319,922
Packaged Foods & Meats–0.01%
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025(c)	648,000	644,311
Paper & Plastic Packaging Products & Materials–0.02%
International Paper Co., 6.00%, 11/15/2041	2,855,000	3,055,587
Passenger Airlines–0.07%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	2,283,161	2,198,543
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	2,870,273	2,797,869
Series 2018-1, Class AA, 3.50%, 03/01/2030	3,883,972	3,627,540
		8,623,952
Personal Care Products–0.06%
Kenvue, Inc., 5.05%, 03/22/2053(c)	7,142,000	7,119,874
Pharmaceuticals–0.45%
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	9,800,000	9,591,776
Bayer US Finance LLC (Germany), 6.88%, 11/21/2053(d)	4,531,000	4,937,270
Bristol-Myers Squibb Co.,
4.13%, 06/15/2039	6,435,000	5,831,034
6.25%, 11/15/2053	8,079,000	9,120,884
Haleon US Capital LLC, 4.00%, 03/24/2052(c)	2,954,000	2,472,207
Zoetis, Inc.,
5.40%, 11/14/2025	21,016,000	21,170,363
4.70%, 02/01/2043	4,101,000	3,813,911
		56,937,445
Principal Amount		Value
Property & Casualty Insurance–0.14%
Allstate Corp. (The), 3.28%, 12/15/2026(c)	$3,260,000	$3,180,315
Markel Group, Inc.,
5.00%, 03/30/2043	4,185,000	3,889,798
5.00%, 05/20/2049	5,140,000	4,710,356
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	6,058,939
		17,839,408
Rail Transportation–0.22%
Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041(c)	3,965,000	2,963,444
Norfolk Southern Corp.,
3.40%, 11/01/2049(c)	4,879,000	3,597,545
5.35%, 08/01/2054(c)	5,099,000	5,122,180
Union Pacific Corp.,
3.20%, 05/20/2041	10,131,000	8,007,779
4.15%, 01/15/2045	4,410,000	3,714,519
3.84%, 03/20/2060	5,560,000	4,312,431
		27,717,898
Regional Banks–0.03%
Citizens Financial Group, Inc., 6.65%, 04/25/2035(c)(g)	3,122,000	3,376,012
Reinsurance–0.06%
Global Atlantic (Fin) Co., 6.75%, 03/15/2054(d)	2,423,000	2,483,204
PartnerRe Finance B LLC, 3.70%, 07/02/2029(c)	5,795,000	5,575,399
		8,058,603
Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029(c)	7,440,000	7,187,242
Retail REITs–0.25%
Brixmor Operating Partnership L.P., 5.50%, 02/15/2034	10,029,000	10,150,020
Kimco Realty OP LLC, 3.20%, 04/01/2032(c)	12,105,000	10,785,010
Regency Centers L.P.,
2.95%, 09/15/2029	7,960,000	7,376,943
4.65%, 03/15/2049	2,970,000	2,604,030
		30,916,003
Self-Storage REITs–0.07%
Extra Space Storage L.P.,
3.50%, 07/01/2026	4,667,000	4,578,670
5.70%, 04/01/2028	3,806,000	3,930,975
		8,509,645
Semiconductors–0.74%
Broadcom, Inc., 3.47%, 04/15/2034(c)(d)	6,975,000	6,165,704
Marvell Technology, Inc., 2.45%, 04/15/2028	12,029,000	11,122,167
Microchip Technology, Inc., Conv., 0.75%, 06/01/2027(d)(f)	68,263,000	67,460,910
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Equity and Income Fund

Principal Amount		Value
Semiconductors–(continued)
Micron Technology, Inc.,
4.66%, 02/15/2030(c)	$7,270,000	$7,259,347
3.37%, 11/01/2041	1,778,000	1,338,283
		93,346,411
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	1,477,751
Systems Software–0.10%
Microsoft Corp., 3.50%, 02/12/2035(c)	4,259,000	4,015,800
Oracle Corp., 3.60%, 04/01/2040	10,910,000	8,792,284
		12,808,084
Technology Distributors–0.06%
Avnet, Inc., 4.63%, 04/15/2026(c)	7,645,000	7,602,566
Technology Hardware, Storage & Peripherals–0.03%
Apple, Inc., 3.35%, 02/09/2027(c)	3,495,000	3,441,912
Telecom Tower REITs–0.16%
American Tower Corp., 1.60%, 04/15/2026	8,541,000	8,117,020
Crown Castle, Inc.,
2.50%, 07/15/2031(c)	14,073,000	12,050,131
4.75%, 05/15/2047(c)	470,000	416,965
		20,584,116
Tobacco–0.26%
Altria Group, Inc., 5.80%, 02/14/2039	12,541,000	12,939,627
Philip Morris International, Inc.,
3.25%, 11/10/2024(c)	12,062,000	12,008,423
4.88%, 11/15/2043	8,162,000	7,689,872
		32,637,922
Trading Companies & Distributors–0.16%
Air Lease Corp.,
4.25%, 09/15/2024	4,355,000	4,350,627
2.30%, 02/01/2025	16,070,000	15,860,786
		20,211,413
Transaction & Payment Processing Services–0.74%
Block, Inc., Conv., 0.13%, 03/01/2025	45,518,000	44,436,948
Global Payments, Inc., Conv., 1.50%, 03/01/2031(d)	48,873,000	48,506,452
		92,943,400
Wireless Telecommunication Services–0.31%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042(c)	6,610,000	5,848,937
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	6,080,000	5,297,583
4.30%, 02/15/2048	8,020,000	6,601,428
Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(d)	$3,805,688	$3,795,343
T-Mobile USA, Inc.,
2.70%, 03/15/2032	10,676,000	9,265,835
3.40%, 10/15/2052	7,422,000	5,288,742
6.00%, 06/15/2054	3,234,000	3,495,072
		39,592,940
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,525,357,821)		2,485,631,929
U.S. Treasury Securities–9.75%
U.S. Treasury Bills–0.03%
5.27%, 09/05/2024(h)(i)	1,800,000	1,798,967
4.78%, 01/30/2025(h)(i)	1,425,000	1,397,140
		3,196,107
U.S. Treasury Bonds–0.78%
4.50%, 02/15/2036	5,525,000	5,856,932
4.13%, 08/15/2044	59,827,900	58,392,965
4.63%, 05/15/2054	31,887,200	34,089,410
		98,339,307
U.S. Treasury Notes–8.94%
4.38%, 07/31/2026	312,913,000	315,284,292
3.75%, 08/15/2027	227,929,000	227,688,606
4.00%, 07/31/2029	318,991,900	322,804,848
4.13%, 07/31/2031	207,598,000	211,522,900
3.88%, 08/15/2034	47,713,300	47,545,558
		1,124,846,204
Total U.S. Treasury Securities (Cost $1,215,662,896)		1,226,381,618
Shares
Preferred Stocks–0.54%
Asset Management & Custody Banks–0.21%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	26,236,560
Oil & Gas Storage & Transportation–0.33%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	41,780,430
Total Preferred Stocks (Cost $60,254,606)		68,016,990
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.12%
Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
6.50%, 05/01/2029	$1	1
6.75%, 03/15/2031	7,000,000	8,134,912
5.50%, 02/01/2037	3	3
		8,134,916
Federal National Mortgage Association (FNMA)–0.06%
6.63%, 11/15/2030	6,315,000	7,243,655
7.00%, 07/01/2032	3,613	3,750
		7,247,405
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Equity and Income Fund

Principal Amount		Value
Government National Mortgage Association (GNMA)–0.00%
8.00%, 06/15/2026 to 01/20/2031	$2,751	$2,784
7.50%, 12/20/2030	313	325
		3,109
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,459,921)		15,385,430

Municipal Obligations–0.04%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,661,000)	4,661,000	5,267,861
Shares
Money Market Funds–4.42%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(j)(k)	196,520,873	196,520,873
Invesco Treasury Portfolio, Institutional Class, 5.15%(j)(k)	359,919,889	359,919,889
Total Money Market Funds (Cost $556,440,762)		556,440,762
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.71% (Cost $9,955,965,748)		12,543,904,587
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.92%
Invesco Private Government Fund, 5.28%(j)(k)(l)	66,893,923	$66,893,923
Invesco Private Prime Fund, 5.46%(j)(k)(l)	174,519,322	174,589,130
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $241,476,832)		241,483,053
TOTAL INVESTMENTS IN SECURITIES–101.63% (Cost $10,197,442,580)		12,785,387,640
OTHER ASSETS LESS LIABILITIES—(1.63)%		(204,463,036)
NET ASSETS–100.00%		$12,580,924,604
Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $663,382,382, which represented 5.27% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$184,477,754	$736,717,382	$(724,674,263)	$-	$-	$196,520,873	$11,296,466
Invesco Liquid Assets Portfolio, Institutional Class	126,706,527	514,234,908	(640,957,283)	(61,596)	77,444	-	7,155,621
Invesco Treasury Portfolio, Institutional Class	210,831,719	1,010,509,099	(861,420,929)	-	-	359,919,889	13,670,692
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Equity and Income Fund

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$39,668,762	$1,018,136,181	$(990,911,020)	$-	$-	$66,893,923	$2,419,901*
Invesco Private Prime Fund	102,005,388	2,147,002,823	(2,074,461,945)	9,891	32,973	174,589,130	6,719,197*
Total	$663,690,150	$5,426,600,393	$(5,292,425,440)	$(51,705)	$110,417	$797,923,815	$41,261,877

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 5 Year Notes	80	December-2024	$(8,751,875)	$26,713	$26,713
U.S. Treasury 10 Year Notes	196	December-2024	(22,258,250)	120,544	120,544
U.S. Treasury 10 Year Ultra Notes	296	December-2024	(34,761,500)	262,983	262,983
Total Futures Contracts				$410,240	$410,240

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/06/2024	State Street Bank & Trust Co.	CAD	2,577,565	USD	1,916,816	$3,984
09/06/2024	State Street Bank & Trust Co.	EUR	2,908,670	USD	3,238,267	22,727
09/06/2024	State Street Bank & Trust Co.	USD	7,647,288	CAD	10,498,401	143,658
09/06/2024	State Street Bank & Trust Co.	USD	3,166,078	EUR	2,908,671	49,464
09/06/2024	State Street Bank & Trust Co.	USD	5,090,991	GBP	3,959,747	109,477
Subtotal—Appreciation						329,310
Currency Risk
09/06/2024	Bank of New York Mellon (The)	CAD	99,960,562	USD	72,466,960	(1,714,568)
09/06/2024	State Street Bank & Trust Co.	CAD	13,809,723	USD	10,055,857	(192,448)
09/06/2024	State Street Bank & Trust Co.	EUR	90,079,031	USD	98,037,322	(1,545,214)
09/06/2024	State Street Bank & Trust Co.	GBP	51,738,949	USD	66,549,467	(1,401,022)
09/06/2024	State Street Bank & Trust Co.	USD	1,899,422	CAD	2,558,749	(554)
09/06/2024	State Street Bank & Trust Co.	USD	852,144	GBP	646,847	(2,618)
Subtotal—Depreciation						(4,856,424)
Total Forward Foreign Currency Contracts						$(4,527,114)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Equity and Income Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $9,399,524,986)*	$11,987,463,825
Investments in affiliated money market funds, at value (Cost $797,917,594)	797,923,815
Other investments:
Variation margin receivable — futures contracts	206,990
Unrealized appreciation on forward foreign currency contracts outstanding	329,310
Foreign currencies, at value (Cost $1,355)	1,367
Receivable for:
Investments sold	64,163,391
Fund shares sold	2,690,596
Dividends	21,057,973
Interest	25,438,030
Investment for trustee deferred compensation and retirement plans	1,237,789
Other assets	114,679
Total assets	12,900,627,765
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,856,424
Payable for:
Investments purchased	59,487,913
Fund shares reacquired	6,322,964
Collateral upon return of securities loaned	241,476,832
Accrued fees to affiliates	5,827,694
Accrued trustees’ and officers’ fees and benefits	13,350
Accrued other operating expenses	395,310
Trustee deferred compensation and retirement plans	1,322,674
Total liabilities	319,703,161
Net assets applicable to shares outstanding	$12,580,924,604
Net assets consist of:
Shares of beneficial interest	$9,538,092,439
Distributable earnings	3,042,832,165
$12,580,924,604
Net Assets:
Class A	$10,359,368,491
Class C	$200,569,238
Class R	$123,727,101
Class Y	$731,530,799
Class R5	$208,167,628
Class R6	$957,561,347
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	938,016,439
Class C	18,634,773
Class R	11,115,714
Class Y	66,238,595
Class R5	18,845,647
Class R6	86,720,070
Class A:
Net asset value per share	$11.04
Maximum offering price per share (Net asset value of $11.04 ÷ 94.50%)	$11.68
Class C:
Net asset value and offering price per share	$10.76
Class R:
Net asset value and offering price per share	$11.13
Class Y:
Net asset value and offering price per share	$11.04
Class R5:
Net asset value and offering price per share	$11.05
Class R6:
Net asset value and offering price per share	$11.04

*	At August 31, 2024, securities with an aggregate value of $231,666,024 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Equity and Income Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$132,223,549
Dividends (net of foreign withholding taxes of $821,723)	167,398,390
Dividends from affiliated money market funds (includes net securities lending income of $284,991)	32,407,770
Total investment income	332,029,709
Expenses:
Advisory fees	42,267,839
Administrative services fees	1,721,654
Custodian fees	74,247
Distribution fees:
Class A	24,534,678
Class C	2,104,492
Class R	563,555
Transfer agent fees — A, C, R and Y	15,700,849
Transfer agent fees — R5	205,608
Transfer agent fees — R6	275,283
Trustees’ and officers’ fees and benefits	131,152
Registration and filing fees	229,136
Reports to shareholders	1,937,534
Professional services fees	173,268
Other	227,100
Total expenses	90,146,395
Less: Fees waived and/or expense offset arrangement(s)	(755,133)
Net expenses	89,391,262
Net investment income	242,638,447
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	639,404,252
Affiliated investment securities	110,417
Foreign currencies	140,303
Forward foreign currency contracts	5,348,404
Futures contracts	(1,512,310)
643,491,066
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,013,247,985
Affiliated investment securities	(51,705)
Foreign currencies	17,692
Forward foreign currency contracts	(5,517,666)
Futures contracts	1,358,958
1,009,055,264
Net realized and unrealized gain	1,652,546,330
Net increase in net assets resulting from operations	$1,895,184,777
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Equity and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$242,638,447	$236,786,259
Net realized gain	643,491,066	516,790,517
Change in net unrealized appreciation (depreciation)	1,009,055,264	(157,636,098)
Net increase in net assets resulting from operations	1,895,184,777	595,940,678
Distributions to shareholders from distributable earnings:
Class A	(652,576,382)	(636,317,908)
Class C	(13,268,232)	(15,955,994)
Class R	(6,997,102)	(6,375,594)
Class Y	(49,081,574)	(50,369,784)
Class R5	(14,404,901)	(14,865,104)
Class R6	(64,165,301)	(59,659,126)
Total distributions from distributable earnings	(800,493,492)	(783,543,510)
Share transactions–net:
Class A	(105,318,528)	61,650,542
Class C	(48,214,079)	(39,351,727)
Class R	9,806,792	7,760,427
Class Y	(37,999,287)	15,704,564
Class R5	(11,737,453)	(12,905,500)
Class R6	(21,470,462)	63,488,724
Net increase (decrease) in net assets resulting from share transactions	(214,933,017)	96,347,030
Net increase (decrease) in net assets	879,758,268	(91,255,802)
Net assets:
Beginning of year	11,701,166,336	11,792,422,138
End of year	$12,580,924,604	$11,701,166,336
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Equity and Income Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$10.11	$0.21	$1.41	$1.62	$(0.20)	$(0.49)	$(0.69)	$11.04	16.93%	$10,359,368	0.77%	0.78%	2.00%	139%
Year ended 08/31/23	10.27	0.20	0.33	0.53	(0.22)	(0.47)	(0.69)	10.11	5.26	9,563,997	0.77	0.78	1.99	142
Year ended 08/31/22	12.52	0.14	(0.83)	(0.69)	(0.16)	(1.40)	(1.56)	10.27	(6.36)	9,654,157	0.78	0.78	1.25	152
Year ended 08/31/21	9.83	0.13	2.87	3.00	(0.17)	(0.14)	(0.31)	12.52	31.02	10,841,867	0.78	0.78	1.10	127
Year ended 08/31/20	10.12	0.17	0.18	0.35	(0.19)	(0.45)	(0.64)	9.83	3.53	9,034,006	0.78	0.79	1.75	133
Class C
Year ended 08/31/24	9.86	0.13	1.38	1.51	(0.12)	(0.49)	(0.61)	10.76	16.13(d)	200,569	1.51(d)	1.52(d)	1.26(d)	139
Year ended 08/31/23	10.03	0.12	0.32	0.44	(0.14)	(0.47)	(0.61)	9.86	4.43(d)	230,928	1.50(d)	1.51(d)	1.26(d)	142
Year ended 08/31/22	12.25	0.06	(0.81)	(0.75)	(0.07)	(1.40)	(1.47)	10.03	(7.01)	275,540	1.53	1.53	0.50	152
Year ended 08/31/21	9.63	0.04	2.81	2.85	(0.09)	(0.14)	(0.23)	12.25	29.94	362,829	1.53	1.53	0.35	127
Year ended 08/31/20	9.91	0.10	0.19	0.29	(0.12)	(0.45)	(0.57)	9.63	2.87	402,761	1.53	1.54	1.00	133
Class R
Year ended 08/31/24	10.18	0.18	1.44	1.62	(0.18)	(0.49)	(0.67)	11.13	16.74	123,727	1.02	1.03	1.75	139
Year ended 08/31/23	10.35	0.18	0.31	0.49	(0.19)	(0.47)	(0.66)	10.18	4.87	103,247	1.02	1.03	1.74	142
Year ended 08/31/22	12.59	0.11	(0.82)	(0.71)	(0.13)	(1.40)	(1.53)	10.35	(6.48)	96,887	1.03	1.03	1.00	152
Year ended 08/31/21	9.89	0.10	2.88	2.98	(0.14)	(0.14)	(0.28)	12.59	30.61	114,169	1.03	1.03	0.85	127
Year ended 08/31/20	10.17	0.15	0.19	0.34	(0.17)	(0.45)	(0.62)	9.89	3.35	118,249	1.03	1.04	1.50	133
Class Y
Year ended 08/31/24	10.11	0.23	1.42	1.65	(0.23)	(0.49)	(0.72)	11.04	17.23	731,531	0.52	0.53	2.25	139
Year ended 08/31/23	10.27	0.22	0.33	0.55	(0.24)	(0.47)	(0.71)	10.11	5.54	706,187	0.52	0.53	2.24	142
Year ended 08/31/22	12.52	0.17	(0.83)	(0.66)	(0.19)	(1.40)	(1.59)	10.27	(6.12)	702,847	0.53	0.53	1.50	152
Year ended 08/31/21	9.84	0.15	2.87	3.02	(0.20)	(0.14)	(0.34)	12.52	31.22	778,769	0.53	0.53	1.35	127
Year ended 08/31/20	10.12	0.19	0.20	0.39	(0.22)	(0.45)	(0.67)	9.84	3.91	749,507	0.53	0.54	2.00	133
Class R5
Year ended 08/31/24	10.11	0.24	1.42	1.66	(0.23)	(0.49)	(0.72)	11.05	17.39	208,168	0.48	0.49	2.29	139
Year ended 08/31/23	10.28	0.23	0.32	0.55	(0.25)	(0.47)	(0.72)	10.11	5.48	201,310	0.47	0.48	2.29	142
Year ended 08/31/22	12.52	0.18	(0.82)	(0.64)	(0.20)	(1.40)	(1.60)	10.28	(5.98)	218,033	0.48	0.48	1.55	152
Year ended 08/31/21	9.84	0.16	2.86	3.02	(0.20)	(0.14)	(0.34)	12.52	31.28	242,934	0.46	0.46	1.42	127
Year ended 08/31/20	10.12	0.20	0.19	0.39	(0.22)	(0.45)	(0.67)	9.84	3.98	235,461	0.47	0.48	2.06	133
Class R6
Year ended 08/31/24	10.10	0.24	1.43	1.67	(0.24)	(0.49)	(0.73)	11.04	17.48	957,561	0.41	0.42	2.36	139
Year ended 08/31/23	10.27	0.24	0.31	0.55	(0.25)	(0.47)	(0.72)	10.10	5.56	895,499	0.40	0.41	2.36	142
Year ended 08/31/22	12.52	0.18	(0.83)	(0.65)	(0.20)	(1.40)	(1.60)	10.27	(6.01)	844,958	0.41	0.41	1.62	152
Year ended 08/31/21	9.83	0.17	2.87	3.04	(0.21)	(0.14)	(0.35)	12.52	31.50	913,379	0.39	0.39	1.49	127
Year ended 08/31/20	10.12	0.21	0.18	0.39	(0.23)	(0.45)	(0.68)	9.83	3.97	1,001,337	0.38	0.39	2.15	133

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.98% for the years ended August 31, 2024 and August 31, 2023, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Equity and Income Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
15	Invesco Equity and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
16	Invesco Equity and Income Fund

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $3,537 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
17	Invesco Equity and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.35%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $631,815.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $1,860,041 in front-end sales commissions from the sale of Class A shares and $50,010 and $6,756 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $263,628 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
18	Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,969,838,072	$216,941,925	$—	$8,186,779,997
U.S. Dollar Denominated Bonds & Notes	—	2,485,631,929	—	2,485,631,929
U.S. Treasury Securities	—	1,226,381,618	—	1,226,381,618
Preferred Stocks	68,016,990	—	—	68,016,990
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	15,385,430	—	15,385,430
Municipal Obligations	—	5,267,861	—	5,267,861
Money Market Funds	556,440,762	241,483,053	—	797,923,815
Total Investments in Securities	8,594,295,824	4,191,091,816	—	12,785,387,640
Other Investments - Assets*
Futures Contracts	410,240	—	—	410,240
Forward Foreign Currency Contracts	—	329,310	—	329,310
	410,240	329,310	—	739,550
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(4,856,424)	—	(4,856,424)
Total Other Investments	410,240	(4,527,114)	—	(4,116,874)
Total Investments	$8,594,706,064	$4,186,564,702	$—	$12,781,270,766

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$410,240	$410,240
Unrealized appreciation on forward foreign currency contracts outstanding	329,310	—	329,310
Total Derivative Assets	329,310	410,240	739,550
Derivatives not subject to master netting agreements	—	(410,240)	(410,240)
Total Derivative Assets subject to master netting agreements	$329,310	$—	$329,310

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(4,856,424)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(4,856,424)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
19	Invesco Equity and Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(1,714,568)	$(1,714,568)	$—	$—	$(1,714,568)
State Street Bank & Trust Co.	329,310	(3,141,856)	(2,812,546)	—	—	(2,812,546)
Total	$329,310	$(4,856,424)	$(4,527,114)	$—	$—	$(4,527,114)
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$5,348,404	$-	$5,348,404
Futures contracts	-	(1,512,310)	(1,512,310)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(5,517,666)	-	(5,517,666)
Futures contracts	-	1,358,958	1,358,958
Total	$(169,262)	$(153,352)	$(322,614)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$627,272,864	$67,793,427
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $123,318.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$238,588,313	$253,597,806
Long-term capital gain	561,905,179	529,945,704
Total distributions	$800,493,492	$783,543,510

*	Includes short-term capital gain distributions, if any.

20	Invesco Equity and Income Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$92,248,270
Undistributed long-term capital gain	449,196,209
Net unrealized appreciation — investments	2,502,137,882
Net unrealized appreciation — foreign currencies	39,160
Temporary book/tax differences	(789,356)
Shares of beneficial interest	9,538,092,439
Total net assets	$12,580,924,604
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, convertible securities and equity securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $2,448,599,156 and $3,284,033,829, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,753,334,791
Aggregate unrealized (depreciation) of investments	(251,196,909)
Net unrealized appreciation of investments	$2,502,137,882
Cost of investments for tax purposes is $10,279,132,884.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization and amortization and accretion on debt securities, on August 31, 2024, undistributed net investment income was increased by $4,113,977, undistributed net realized gain was decreased by $26,475,977 and shares of beneficial interest was increased by $22,362,000. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	59,038,389	$608,530,045	69,900,060	$701,533,346
Class C	2,297,221	23,119,429	3,088,954	30,306,026
Class R	2,361,594	24,519,467	2,677,098	27,058,482
Class Y	10,597,765	109,348,855	17,421,501	174,851,176
Class R5	1,248,965	12,891,281	1,871,792	18,765,212
Class R6	11,923,160	122,871,786	17,191,072	172,216,566
Issued as reinvestment of dividends:
Class A	62,947,600	628,152,650	59,396,151	591,080,593
Class C	1,310,211	12,713,774	1,530,995	14,912,252
Class R	694,023	6,981,473	634,222	6,363,235
Class Y	4,145,562	41,344,542	4,083,765	40,588,620
Class R5	1,442,590	14,404,887	1,495,679	14,865,104
Class R6	6,343,445	63,332,081	5,839,481	58,009,168
Automatic conversion of Class C shares to Class A shares:
Class A	3,440,654	35,411,295	3,791,352	37,881,665
Class C	(3,528,247)	(35,411,295)	(3,881,540)	(37,881,665)
21	Invesco Equity and Income Fund

	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(133,794,663)	$(1,377,412,518)	(126,443,474)	$(1,268,845,062)
Class C	(4,862,347)	(48,635,987)	(4,786,675)	(46,688,340)
Class R	(2,080,944)	(21,694,148)	(2,535,199)	(25,661,290)
Class Y	(18,381,906)	(188,692,684)	(20,034,981)	(199,735,232)
Class R5	(3,761,316)	(39,033,621)	(4,667,747)	(46,535,816)
Class R6	(20,170,855)	(207,674,329)	(16,656,810)	(166,737,010)
Net increase (decrease) in share activity	(18,789,099)	$(214,933,017)	9,915,696	$96,347,030

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
22	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
23	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that the Fund’s stock selection in certain sectors detracted from Fund performance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could
24	Invesco Equity and Income Fund

produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.   The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The
Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities
25	Invesco Equity and Income Fund

Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
26	Invesco Equity and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$584,267,179
Qualified Dividend Income*	59.90%
Corporate Dividends Received Deduction*	51.03%
U.S. Treasury Obligations*	19.32%
Qualified Business Income*	0.00%
Business Interest Income*	36.51%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
27	Invesco Equity and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
28	Invesco Equity and Income Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-NCSR

Annual Financial Statements and Other Information	August 31, 2024

Invesco Floating Rate ESG Fund

Nasdaq:

A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

2	Consolidated Schedule of Investments
19	Consolidated Financial Statements
22	Consolidated Financial Highlights
23	Notes to Consolidated Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Approval of Investment Advisory and Sub-Advisory Contracts
37	Tax Information
38	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments

August 31, 2024

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–87.53%(b)(c)
Aerospace & Defense–2.39%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (6 mo. EURIBOR + 4.75%)	8.51%	10/05/2026	EUR	7,531	$ 8,181,166
Aernnova Aerospace S.A.U (Spain), Term Loan B (3 mo. EURIBOR + 4.00%)	7.71%	02/26/2030	EUR	549	608,245
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	07/01/2031		$797	797,727
Term Loan (1 mo. Term SOFR + 3.69%)	8.00%	07/01/2031		5,186	5,191,969
Castlelake Aviation Ltd.
Incremental Term Loan (3 mo. Term SOFR + 2.75%)	8.09%	10/22/2027		4,621	4,640,588
Term Loan (3 mo. Term SOFR + 2.50%)	7.84%	10/22/2026		4,892	4,912,215
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. Term SOFR + 3.50%)	8.75%	08/24/2028		791	794,972
Term Loan B-2 (1 mo. Term SOFR + 3.50%)	8.75%	08/24/2028		305	306,521
KKR Apple Bidco LLC, First Lien Term Loan (1 mo. Term SOFR + 2.86%)	8.11%	09/22/2028		8,854	8,880,448
Ovation Parent, Inc. (Kaman), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	04/21/2031		4,245	4,264,872
Peraton Corp.
First Lien Term Loan B (1 mo. Term SOFR + 3.75%)	9.10%	02/01/2028		3,306	3,242,692
Second Lien Term Loan B-1 (3 mo. Term SOFR + 7.85%)	12.97%	02/01/2029		8,082	7,890,271
Propulsion (BC) Newco LLC (Spain), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	09/14/2029		4,863	4,884,384
Rand Parent LLC (Atlas Air), First Lien Term Loan B (3 mo. Term SOFR + 3.75%)	9.07%	03/17/2030		7,758	7,769,995
Titan Acquisition Holdings L.P., Term loan B (1 mo. Term SOFR + 3.50%)	8.81%	06/14/2030		1,212	1,210,432
					63,576,497

Air Transport–1.84%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. Term SOFR + 5.01%)	10.29%	04/20/2028		15,476	16,033,491
Air Canada (Canada), Term Loan B (3 mo. Term SOFR + 2.50%)	7.85%	03/21/2031		1,646	1,648,366
American Airlines, Inc.
Term Loan (1 mo. Term SOFR + 2.86%)	8.20%	02/15/2028		9,467	9,464,081
Term Loan (6 mo. Term SOFR + 2.50%)	8.77%	06/04/2029		4,293	4,276,120
eTraveli Group Holding AB (Sweden), Term loan B (3 mo. EURIBOR + 4.50%)	8.22%	11/02/2028	EUR	2,314	2,567,892
United AirLines, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	8.03%	02/22/2031		11,357	11,409,784
WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	02/14/2031		3,745	3,736,129
					49,135,863

Automotive–4.34%
Adient PLC, Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.03%	01/31/2031		1,961	1,968,727
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	9.36%	04/06/2028		6,864	6,893,422
Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-2 (6 mo. SONIA + 4.75%)	9.95%	07/28/2028	GBP	759	918,954
Second Lien Term Loan (6 mo. SONIA + 7.50%)	12.45%	07/27/2029	GBP	4,072	3,850,316
DexKo Global, Inc., Incremental First Lien Term Loan (3 mo. Term SOFR + 4.25%)	9.58%	10/04/2028		4,715	4,656,977
Driven Holdings LLC, Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	12/17/2028		5,150	5,120,401
Engineered Components & Systems LLC, Term Loan (1 mo. Term SOFR + 6.00%)	11.25%	08/30/2030		5,442	5,360,287
First Brands Group LLC
First Lien Incremental Term Loan (3 mo. EURIBOR + 5.00%)(d)	8.64%	03/30/2027	EUR	2,869	3,187,096
First Lien Incremental Term Loan (3 mo. Term SOFR + 5.26%)	10.51%	03/30/2027		15,429	15,274,649
First Lien Term Loan (3 mo. Term SOFR + 5.26%)	10.25%	03/30/2027		10,445	10,340,381
Second Lien Term Loan (3 mo. Term SOFR + 8.76%)(d)	14.01%	03/30/2028		2,732	2,609,485
Highline Aftermarket Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.25%	11/09/2027		13,265	13,360,231
LS Group OpCo Acquisition (Les Schwab Tire Centers), Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	04/23/2031		9,249	9,267,838
Mavis Tire Express Services TopCo Corp., Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	05/04/2028		12,381	12,410,381
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL) (Canada), Term Loan B (1 mo. Term SOFR + 2.50%)	7.75%	05/06/2030		2,383	2,393,703
PowerStop LLC, Term Loan B (3 mo. Term SOFR + 4.75%)	9.91%	01/24/2029		7,936	7,677,635
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 3.50%)	8.79%	07/16/2031		3,047	3,059,304

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

2	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Wand Newco 3, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	01/30/2031		$7,336	$ 7,355,119
					115,704,906

Beverage & Tobacco–0.61%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.84%	07/31/2028		16,308	16,345,895

Building & Development–3.89%
Arcosa, Inc., Term Loan B (d)(e)	–	08/13/2031		2,038	2,048,286
BME Holding B.V. (CRHEUD) (Netherlands), Term Loan B-2 (3 mo. EURIBOR + 4.75%)	8.39%	12/31/2029	EUR	2,000	2,098,193
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 2.60%)	7.85%	08/27/2025		1,192	1,189,961
Chariot Buyer LLC
First Lien Term Loan (1 mo. Term SOFR + 3.35%)	8.60%	11/03/2028		1,039	1,038,885
First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	11/03/2028		4,402	4,405,292
Core & Main L.P., Term Loan D (3 mo. Term SOFR + 2.00%)	7.34%	07/27/2028		7,983	7,992,569
Empire Today LLC, Term Loan B (3 mo. Term SOFR + 5.26%)	10.51%	04/01/2028		18,833	13,781,545
Flakt Woods (Fusilli Holdco) (France), Term Loan B (6 mo. EURIBOR + 5.00%)	8.85%	04/12/2026	EUR	1,815	1,981,467
Gulfside Supply, Inc., Term Loan B(d)	0.00%	06/17/2031		3,015	3,020,910
Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.01%)	9.35%	12/22/2028		6,672	6,714,881
Second Lien Term Loan (3 mo. Term SOFR + 7.01%)(d)	12.35%	12/21/2029		1,544	1,563,186
Interior Logic Group, Inc. (Signal Parent), Term Loan B (1 mo. Term SOFR + 3.60%)	8.85%	04/01/2028		6,300	5,557,568
IPS Corp./CP Iris Holdco, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	10/02/2028		3,777	3,781,060
Janus International Group LLC, Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	08/03/2030		1,869	1,871,920
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.85%)	10.10%	02/16/2029		13,447	12,653,773
MI Windows and Doors LLC, Incremental Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	03/28/2031		4,131	4,156,336
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	9.58%	04/29/2029		10,807	10,736,109
Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	03/19/2029		11,182	11,218,690
Term Loan B (1 mo. Term SOFR + 2.50%)	7.75%	04/14/2031		7,002	7,024,785
Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.18%)	7.90%	04/12/2028	EUR	723	756,431
					103,591,847

Business Equipment & Services–9.97%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan (1 mo. Term SOFR + 3.75%)	9.10%	05/12/2028		10,861	10,809,220
Alter Domus (Chrysaor Bidco S.a.r.l.)
Delayed Draw Term Loan(f)	0.00%	05/14/2031		125	125,274
Term Loan B	0.00%	07/14/2031		1,686	1,693,926
Azuria Water Solutions, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.00%	05/17/2028		916	920,140
Boost Newco Borrower LLC (WorldPay), Term Loan B (3 mo. Term SOFR + 2.50%)	7.75%	01/31/2031		11,693	11,739,929
Checkout Holding Corp. (Catalina Marketing), Term Loan (3 mo. Term SOFR + 9.50%)	14.83%	05/10/2027		411	402,777
Cimpress USA, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	05/17/2028		11,114	11,150,741
Cloud Software Group, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.50%)	9.83%	03/21/2031		3,152	3,170,679
Term Loan B (3 mo. Term SOFR + 4.00%)	9.33%	03/30/2029		7,633	7,640,112
Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	13.07%	02/12/2029		1,329	1,236,923
Term Loan (3 mo. Term SOFR + 4.26%)	9.57%	02/10/2028		7,770	7,520,846
Corporation Service Co., Term Loan B (1 mo. Term SOFR + 2.50%)(d)	7.75%	11/02/2029		8,821	8,848,645
Deerfield Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	04/09/2027		11,594	11,526,917
Second Lien Term Loan (3 mo. Term SOFR + 7.01%)	12.35%	04/07/2028		3,245	3,257,027
DTI HoldCo, Inc., Incremental Term Loan B (1 mo. Term SOFR + 4.75%)	10.00%	04/26/2029		2,195	2,206,127
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.03%	01/18/2029		17,540	17,588,925
Garda World Security Corp. (Canada), Term Loan B (1 mo. Term SOFR + 3.48%)	8.83%	02/01/2029		12,708	12,741,537
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. Term SOFR + 4.11%)	9.36%	05/12/2028		14,141	14,151,148
I-Logic Tech Bidco Ltd. (Acuris) (United Kingdom), Term Loan (3 mo. Term SOFR + 4.15%)	9.48%	02/16/2028		5,053	5,054,174

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

3	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan (3 mo. EURIBOR + 4.25%)	7.97%	04/01/2028	EUR	9,438	$ 10,013,070
Term Loan (3 mo. Term SOFR + 4.00%)	9.35%	04/01/2028		$3,527	3,541,521
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	9.60%	10/25/2029	EUR	12,220	9,607,196
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.33%	08/11/2028		3,264	3,281,767
Monitronics International, Inc., Term Loan B (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023-02/16/2024; Cost $26,745,271)(g)	13.01%	06/30/2028		26,716	26,582,466
Neon Maple Purchaser, Inc., Term Loan B(e)	–	07/18/2031		11,700	11,678,345
OCM System One Buyer CTB LLC, Term Loan B (3 mo. Term SOFR + 3.75%)(d)	9.23%	03/02/2028		3,150	3,150,451
Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.85%) (Acquired 11/12/2021-02/03/2022; Cost $8,436,957)(g)	10.10%	07/27/2027		8,701	5,307,776
Plano HoldCo, Inc. (aka Perficient), Term Loan B(d)(e)	–	08/15/2031		4,802	4,826,019
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.86%)	10.11%	01/31/2028		5,318	5,351,287
Ryan LLC (Ryan Tax)
Delayed Draw Term Loan(f)	0.00%	11/14/2030		177	177,879
Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	11/14/2030		2,374	2,384,528
Sitel Worldwide Corp., Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	08/28/2028		6,303	4,316,569
Skillsoft Corp., Term Loan (1 mo. Term SOFR + 5.36%)	10.64%	07/14/2028		2,006	1,619,693
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.26%)	9.60%	03/04/2028		29,257	25,021,666
Tempo Acquisition LLC, Term Loan B-1 (1 mo. Term SOFR + 2.25%)	7.50%	08/31/2028		2,223	2,231,800
Thermostat Purchaser III, Inc., Term Loan B (1 mo. Term SOFR + 4.35%)(d)	9.60%	08/31/2028		870	869,253
Trans Union LLC, Term Loan B-7 (1 mo. Term SOFR + 2.00%)	7.25%	12/01/2028		2,242	2,247,625
UnitedLex Corp., Term Loan (3 mo. Term SOFR + 5.90%)(d)	11.23%	03/20/2027		1,443	1,262,466
Verra Mobility Corp., First Lien Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	03/24/2028		10,319	10,396,569
					265,653,013

Cable & Satellite Television–3.46%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	8.31%	07/15/2025		1,359	1,331,922
Term Loan B (3 mo. EURIBOR + 5.00%)	8.66%	10/31/2027	EUR	929	928,694
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B (1 mo. Term SOFR + 2.61%)	7.86%	09/01/2028		7,052	6,854,110
Term Loan B-1 (1 mo. Term SOFR + 3.25%)	8.50%	09/18/2030		4,135	4,000,163
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	9.38%	08/14/2026		10,563	8,476,515
Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	8.26%	07/31/2025		6,386	5,684,908
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	9.25%	01/31/2026		4,827	3,951,650
Term Loan B-14 (3 mo. EURIBOR + 5.50%)	9.19%	08/15/2028	EUR	3,745	3,135,957
Telenet - LG, Term Loan AR (1 mo. Term SOFR + 2.11%)	7.45%	04/30/2028		5,590	5,453,428
UPC - LG (Sunrise)
Term Loan AT (1 mo. Term SOFR + 2.36%)	7.70%	04/30/2028		116	115,219
Term Loan AX (1 mo. Term SOFR + 3.04%)	8.44%	01/31/2029		19,005	18,922,270
Virgin Media 02 - LG (United Kingdom)
Term Loan N (1 mo. Term SOFR + 2.61%)	7.94%	01/31/2028		7,875	7,624,423
Term Loan Q (1 mo. Term SOFR + 3.36%)	8.70%	01/31/2029		20,909	20,171,490
Term Loan Y (6 mo. Term SOFR + 3.35%)	8.66%	03/31/2031		5,726	5,503,460
					92,154,209

Chemicals & Plastics–10.01%
A&R Logistics Holdings, Inc. (Quantix), Incremental Term Loan (3 mo. Term SOFR + 6.90%)(d)	12.22%	08/03/2026		14,591	14,182,841
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	10.58%	12/14/2029		7,119	6,882,803
AkzoNoble Chemicals
Term Loan B (3 mo. Term SOFR + 3.50%)	8.63%	04/03/2028		15,510	15,597,106
Term Loan B (3 mo. Term SOFR + 3.50%)	8.82%	04/03/2028		4,356	4,388,687
Aruba Investments, Inc.
First Lien Term Loan (1 mo. Term SOFR + 4.10%)	9.35%	11/24/2027		904	899,252
Second Lien Term Loan (1 mo. Term SOFR + 7.85%)	13.10%	11/24/2028		1,711	1,645,420
Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.85%)	10.07%	08/27/2026		12,694	12,371,468
Austin Powder (A-AP Buyer, Inc.), First Lien Term Loan(d)(e)	–	08/01/2031		3,200	3,216,299

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Chemicals & Plastics–(continued)
Caldic (Pearls BidCo) (Netherlands), Term Loan B (3 mo. Term SOFR + 4.00%)	9.25%	02/26/2029	$4,681	$ 4,707,493
Charter NEX US, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	12/01/2027	9,259	9,292,376
Composite Resins Holding B.V. (AOC), Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	10/15/2028	6,610	6,614,492
Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.50%)	8.84%	11/01/2030	4,028	4,041,162
Discovery Purchaser Corp. (BES)
First Lien Term Loan (3 mo. Term SOFR + 4.38%)	9.69%	10/04/2029	9,321	9,331,876
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.32%	10/04/2030	3,644	3,564,798
Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (3 mo. Term SOFR + 5.51%)	10.85%	11/01/2028	11,300	9,039,943
Flint Group (ColourOz Inv) (Germany), PIK Term Loan B, 6.90% PIK Rate, 5.64% Cash Rate(h)	6.90%	12/31/2027	44	8,834
Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	05/29/2029	2,594	2,610,020
ICP Group Holdings LLC (CPC Acquisition), First Lien Term Loan (3 mo. Term SOFR + 4.01%)	9.35%	12/29/2027	5,589	4,664,106
INEOS Enterprises Holdings US Finco LLC (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.85%)	8.91%	07/08/2030	6,694	6,719,380
Ineos Quattro (STYRO) (United Kingdom)
Term Loan B (1 mo. Term SOFR + 4.35%)	9.60%	04/02/2029	10,267	10,305,723
Term Loan B (1 mo. Term SOFR + 3.85%)	9.10%	03/14/2030	2,353	2,359,409
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 2.60%)	7.85%	11/08/2028	4,384	4,378,706
Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	02/18/2030	16,053	16,051,081
Term Loan (1 mo. Term SOFR + 3.75%)	9.00%	02/07/2031	5,413	5,426,664
Lummus Technology Holdings V LLC (Illuminate Buyer LLC), Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	12/31/2029	2,802	2,816,840
Oxea Corp. (OQ Chemicals)
Term Loan 3 mo. Term SOFR + 8.00%)	13.35%	06/22/2025	2,803	2,905,053
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	8.92%	10/14/2024	6,886	6,177,039
Potters Industries, Term Loan B (3 mo. Term SOFR + 3.75%)	9.08%	12/14/2027	1,947	1,962,228
Proampac PG Borrower LLC, Term Loan B (3 mo. Term SOFR + 4.00%)	9.30%	09/15/2028	10,170	10,216,324
Trinseo Materials Operating S.C.A.
Incremental Term Loan (1 mo. Term SOFR + 2.61%)	7.82%	05/03/2028	9,506	7,619,329
Term Loan A (3 mo. Term SOFR + 8.50%)	13.80%	05/03/2028	1,415	1,496,309
Term Loan B (3 mo. Term SOFR + 8.50%)	13.80%	05/03/2028	10,413	10,988,196
Tronox Finance LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	04/04/2029	13,555	13,615,401
Univar, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.31%	08/01/2030	10,616	10,686,889
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%)(d)	0.50%	12/22/2025	2,359	2,193,646
Revolver Loan(d)(f)	0.00%	12/22/2025	460	427,692
Term Loan (3 mo. Term SOFR + 5.90%)(d)	10.96%	12/22/2027	22,651	21,065,076
W. R. Grace Holdings LLC, Term Loan (3 mo. Term SOFR + 3.44%)	8.50%	09/22/2028	16,134	16,206,722
				266,676,683

Clothing & Textiles–0.76%
ABG Intermediate Holdings 2 LLC
Delayed Draw Term Loan(f)	0.00%	12/21/2028	1,934	1,944,626
Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	12/21/2028	10,059	10,101,437
Varsity Brands Holding Co., Inc., Term Loan B	8.82%	07/25/2031	8,284	8,259,467
				20,305,530

Conglomerates–0.25%
APi Group DE, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	7.25%	01/03/2029	6,735	6,755,112

Containers & Glass Products–2.58%
Berlin Packaging LLC, Term Loan B-7 (3 mo. Term SOFR + 3.75%)	8.95%	06/07/2031	10,867	10,877,705
Duran Group (Blitz/DWK) (Germany), Term loan C-2 (3 mo. USD LIBOR + 5.65%)(d)	10.98%	05/31/2026	7,291	6,963,189

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Keter Group B.V. (Netherlands)
Term Loan (3 mo. EURIBOR + 4.75%) (Acquired 04/29/2024; Cost $8,614,781)(g)	8.39%	12/28/2029	EUR	8,480	$ 8,971,641
Term Loan (3 mo. EURIBOR + 0.00%) (Acquired 04/29/2024-07/29/2024; Cost $9,503,553)(g)	5.00%	12/31/2029	EUR	11,672	10,869,827
Libbey Glass LLC, Incremental Term Loan (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-06/11/2024; Cost $12,732,762)(g)	11.93%	11/22/2027		$13,376	13,303,449
Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (3 mo. Term SOFR + 4.46%)	9.51%	07/07/2028		6,384	6,196,025
Mold-Rite Plastics LLC (Valcour Packaging LLC), Term Loan A-2 (1 mo. Term SOFR + 1.74%)	7.08%	10/10/2028		5,729	4,915,677
Mold-Rite Plastics, LLC (Valcour Packaging LLC), Term Loan A-1 (1 mo. Term SOFR + 5.23%)	10.56%	10/10/2028		4,770	4,826,633
Refresco (Pegasus Bidco BV) (Netherlands), Term Loan (3 mo. Term SOFR + 3.75%)	8.87%	07/12/2029		1,803	1,809,739
					68,733,885

Cosmetics & Toiletries–0.22%
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	8.64%	06/29/2028	EUR	5,399	5,748,021

Drugs–0.26%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. Term SOFR + 2.15%)	7.40%	11/15/2027		7,140	7,036,911

Ecological Services & Equipment–1.27%
Anticimex Global AB (Sweden)
Term Loan B-1(e)	–	11/16/2028		659	661,501
Term Loan B-6(e)	–	11/16/2028		3,547	3,572,158
EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.00%	09/20/2030		7,090	7,151,767
Groundworks LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 3.50%)	8.84%	03/14/2031		200	200,449
Delayed Draw Term Loan(f)	0.00%	03/14/2031		1,052	1,052,358
Term Loan (1 mo. Term SOFR + 3.50%)	8.84%	03/14/2031		6,801	6,806,919
MIP V Waste LLC (GreenWaste), Term Loan (3 mo. Term SOFR + 3.00%)	8.35%	12/08/2028		2,176	2,177,021
OGF (VESCAP/Obol France 3/PHM) (France)
Term Loan B (3 mo. EURIBOR + 5.00%)	0.00%	12/29/2028	EUR	2,000	2,123,893
Term Loan B-2 (6 mo. EURIBOR + 4.75%)	8.58%	12/31/2025	EUR	848	900,687
Patriot Container Corp., First Lien Term Loan (1 mo. Term SOFR + 3.85%)	9.10%	03/20/2025		9,433	9,260,242
					33,906,995

Electronics & Electrical–8.65%
Applied Systems, Inc., Term Loan B-1 (3 mo. Term SOFR + 3.20%)	8.29%	02/24/2031		475	477,773
AppLovin Corp., Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	10/25/2028		5,026	5,040,238
Boxer Parent Co., Inc., Term Loan (3 mo. Term SOFR + 3.75%)	9.01%	07/30/2031		7,340	7,332,339
Central Parent LLC, Term Loan (3 mo. Term SOFR + 3.25%)	8.58%	07/06/2029		620	615,214
ConnectWise LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.10%	10/01/2028		4	4,312
Diebold Nixdorf, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	12.83%	08/11/2028		5,240	5,385,560
E2Open LLC, Term Loan (1 mo. Term SOFR + 3.61%)	8.86%	02/04/2028		7,220	7,249,837
Epicor Software Corp.
Delayed Draw Term Loan B(f)	0.00%	05/30/2031		297	298,487
Term Loan B	8.50%	05/30/2031		2,531	2,544,030
EverCommerce, Term Loan B (1 mo. Term SOFR + 3.11%)	8.36%	07/06/2028		4,118	4,133,863
GoTo Group, Inc. (LogMeIn)
First Lien Term Loan (1 mo. Term SOFR + 4.85%)	10.14%	04/30/2028		18,241	15,562,003
Second Lien Term Loan (1 mo. Term SOFR + 4.85%)	10.14%	04/30/2028		11,209	4,531,444
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	9.58%	09/30/2028		6,484	6,512,353
Infinite Electronics
First Lien Incremental Term Loan (3 mo. Term SOFR + 6.51%)(d)	11.64%	03/02/2028		1,321	1,317,492
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.26%	03/02/2028		8,787	8,523,398
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.51%	03/02/2029		749	634,580
Informatica Corp., Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	10/27/2028		6,784	6,812,409
ION Corp (Helios Software), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	07/18/2030		4,214	4,224,309

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%)(d)	12.07%	08/17/2028	GBP	1,839	$ 2,333,603
Term Loan (3 mo. SONIA + 6.87%)(d)	12.07%	08/17/2028	GBP	466	591,070
Term Loan (3 mo. Term SOFR + 7.11%)(d)	12.34%	08/17/2028		$5,803	5,542,049
Term Loan (3 mo. Term SOFR + 7.02%)(d)	12.34%	08/17/2028		2,211	2,111,188
Mavenir Systems, Inc., Term Loan B (3 mo. Term SOFR + 5.01%)	10.07%	08/18/2028		11,761	8,347,145
McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	11.37%	07/27/2028		4,574	4,619,468
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.59%	03/01/2029		9,683	9,669,116
Mirion Technologies, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	7.58%	10/20/2028		6,775	6,781,654
Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.36%)	11.61%	04/30/2026		15,253	13,365,844
Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 6.00%)(d)	9.75%	03/03/2028	EUR	3,955	3,869,327
Open Text Corp. (Canada), Term Loan (1 mo. Term SOFR + 2.25%)	7.50%	01/31/2030		5,309	5,341,770
Particle Luxembourg S.a.r.l. (WebPros), Term Loan B (1 mo. Term SOFR + 4.00%)	9.25%	03/28/2031		5,808	5,837,321
Proofpoint, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	8.25%	08/31/2028		16,068	16,101,957
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.40%) (Acquired 01/20/2022-02/02/2022; Cost $13,917,156)(g)	9.65%	02/01/2029		14,006	10,366,154
Renaissance Holding Corp., Term Loan B (1 mo. Term SOFR + 4.25%)	9.50%	04/05/2030		7,932	7,943,109
SonicWall U.S. Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	10.33%	05/18/2028		7,919	7,788,682
Second Lien Term Loan (3 mo. Term SOFR + 7.65%)	12.98%	05/18/2026		1,834	1,709,219
Ultimate Software Group, Inc., Term Loan B (3 mo. Term SOFR + 3.25%)	8.55%	02/10/2031		14,350	14,399,632
UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.61%)	8.90%	11/20/2028		8,671	8,698,047
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 6.25%)(d)	10.00%	05/31/2029	EUR	9,126	9,230,406
Term Loan B-2(d)(e)	–	05/31/2029		5,122	4,727,523
					230,573,925

Farming/Agriculture–0.03%
Rovensa (Root Bidco Sarl), Term Loan B (6 mo. EURIBOR + 5.25%)	8.84%	09/29/2027	EUR	859	936,198

Financial Intermediaries–2.71%
AssetMark Financial Holdings, Inc., Term Loan B (e)	–	06/03/2031		3,959	3,942,245
AssuredPartners, Inc., Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	02/14/2031		8,858	8,884,546
AVS (Ramudden Global), Term Loan (3 mo. EURIBOR + 4.25%)	7.88%	12/12/2029	EUR	2,000	2,208,821
Broadstreet Partners, Inc., Term Loan B	0.00%	06/13/2031		8,799	8,806,556
Edelman Financial Center LLC (The)
Term Loan (1 mo. Term SOFR + 5.25%)	10.50%	10/06/2028		610	609,770
Term Loan B (1 mo. Term SOFR + 3.25%)	8.50%	04/07/2028		8,565	8,584,194
Eisner Advisory Group LLC, Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/28/2031		6,126	6,152,097
Grant Thornton Advisors LLC, Term Loan B	0.00%	06/02/2031		6,450	6,479,219
LendingTree, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	9.36%	09/15/2028		10,838	10,783,350
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.13%	02/18/2027		6,562	6,318,594
Tricor (Thevelia / Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.25%)	8.51%	06/18/2029		9,483	9,556,102
					72,325,494

Food Products–2.58%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	12/18/2026		6,714	6,758,197
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	7.86%	02/12/2027	EUR	6,666	6,942,733
Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.25%	10/18/2028		3,520	3,097,618
First Lien Term Loan (1 mo. Term SOFR + 5.11%)	10.36%	10/18/2028		14,777	13,102,636
Second Lien Term Loan (1 mo. Term SOFR + 8.11%)(d)	13.36%	10/18/2029		2,864	1,932,958
Mosel Bidco SE (Alphia) (Germany), Term Loan B (3 mo. Term SOFR + 5.19%)	10.25%	10/02/2030		3,786	3,564,667
Nomad Foods Ltd. (United Kingdom), Term Loan B-4 (6 mo. Term SOFR + 2.51%)	7.81%	11/13/2029		4,871	4,880,205
Shearer’s Foods LLC, Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/12/2031		6,653	6,700,678
Sigma Holdco B.V. (Netherlands)
Term Loan B-10 (6 mo. Term SOFR + 4.41%)	9.77%	01/03/2028		9,780	9,777,483
Term Loan B-9 (3 mo. EURIBOR + 4.50%)	8.18%	01/03/2028	EUR	8,800	9,733,112

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Solina Group Services (Powder Bidco) (France), Term Loan (3 mo. Term SOFR + 3.75%)	9.09%	03/07/2029		$2,250	$ 2,259,931
					68,750,218

Food Service–0.54%
Areas (Pax Midco Spain)
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	0.00%	12/31/2029	EUR	3,906	4,312,802
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	8.74%	12/31/2029	EUR	7,572	8,360,282
Euro Garages (Netherlands), Term Loan (3 mo. Term SOFR + 4.51%)	0.00%	03/31/2026		406	405,978
IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.85%)	8.10%	12/15/2027		1,278	1,280,231
					14,359,293

Forest Products–0.16%
NewLife Forest Restoration LLC, Term Loan (Acquired 01/29/2024-07/31/2024; Cost $4,550,655)(d)(e)(g)	–	04/10/2029		4,272	4,271,645

Health Care–3.91%
Acacium (Impala Bidco Ltd.) (United Kingdom), Incremental Term Loan B (1 mo. Term SOFR + 4.85%)(d)	10.18%	06/08/2028		2,922	2,790,734
Ascend Learning LLC, First Lien Term Loan (1 mo. Term SOFR + 3.60%)	8.85%	12/11/2028		10,816	10,813,449
Bracket Intermediate Holding Corp. (Signant), First Lien Term Loan (3 mo. Term SOFR + 5.10%)	10.43%	05/08/2028		3,431	3,450,229
Cerba (Chrome Bidco) (France)
Incremental Term Loan C (1 mo. EURIBOR + 3.95%)	7.29%	02/16/2029	EUR	1,681	1,705,816
Term Loan B (1 mo. EURIBOR + 3.70%)	7.29%	06/30/2028	EUR	6,000	6,065,860
Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)(d)	8.25%	06/26/2031		450	450,069
Curium BidCo S.a.r.l. (Luxembourg), Term Loan (3 mo. Term SOFR + 4.00%)	9.33%	07/31/2029		573	576,245
Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B (3 mo. SONIA + 4.50%)	9.70%	04/17/2028	GBP	1,119	1,362,924
Explorer Holdings, Inc., Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/04/2027		12,728	12,814,079
Global Medical Response, Inc., Term Loan (3 mo. Term SOFR + 5.50%)	10.84%	10/31/2028		13,981	13,927,254
ICU Medical, Inc., Term Loan B (3 mo. Term SOFR + 2.65%)	7.98%	01/08/2029		622	622,244
International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%)	8.03%	09/07/2028		6,982	7,003,333
IVC Evidensia (Indep Vetcare Group) (United Kingdom), Term Loan B (3 mo. Term SOFR + 4.75%)	10.08%	12/12/2028		566	566,780
MB2 Dental Solutions LLC, Revolver Loan(d)(f)	0.00%	02/15/2031		134	134,264
MB2 Dental Solutions LLC
Delayed Draw Term Loan(d)(f)	0.00%	02/15/2031		1,428	1,429,771
Delayed Draw Term Loan(d)(f)	0.00%	02/15/2031		857	857,862
Revolver Loan (3 mo. Term SOFR + 6.33%)(d)	11.25%	02/15/2031		151	151,404
Term Loan (1 mo. Term SOFR + 6.00%)(d)	11.25%	02/15/2031		4,115	4,118,854
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. Term SOFR + 4.11%) (Acquired 01/07/2022-06/26/2024; Cost $7,437,016)(g)	9.36%	12/18/2028		7,904	5,488,393
Second Lien Term Loan (1 mo. Term SOFR + 6.75%) (Acquired 11/19/2021-12/16/2021; Cost $1,974,215)(g)	12.11%	12/17/2029		1,991	874,569
Organon & Co., Term Loan B (1 mo. Term SOFR + 2.50%)	7.84%	05/19/2031		9,866	9,934,018
PAREXEL International Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	11/15/2028		1,120	1,125,924
Sharp Services LLC, Term Loan (3 mo. Term SOFR + 3.75%)(d)	9.08%	12/31/2028		590	591,634
Summit Behavioral Healthcare LLC, Term Loan B (3 mo. Term SOFR + 4.25%)(d)	9.31%	11/24/2028		1,332	1,292,480
TEAM Services Group, LLC, Term Loan B (1 mo. Term SOFR + 5.31%)	10.65%	12/20/2027		5,159	5,090,861
TTF Holdings, LLC (Soliant), Term Loan B (1 mo. Term SOFR + 3.75%)	9.00%	07/18/2031		9,304	9,327,026
Veonet Lense GmbH (BLIVEO) (Germany), Incremental Term Loan B (3 mo. EURIBOR + 4.50%)	7.97%	03/14/2029	EUR	282	313,342
Waystar (fka Navicure, Inc.), Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	10/22/2029		202	203,439
Zelis Cost Management Buyer, Inc., Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	09/28/2029		984	986,796
					104,069,653

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–1.41%
Hilding Anders AB (Sweden)
Term Loan (6 mo. EURIBOR + 10.00%) (Acquired 04/27/2023-07/17/2023; Cost $100,141)(d)(g)	13.83%	12/31/2026	EUR	96	$ 105,769
Term Loan (6 mo. EURIBOR + 10.00%) (Acquired 09/26/2023-10/30/2023; Cost $139,414)(d)(g)	13.84%	12/31/2026	EUR	132	145,753
Homeserve USA Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	7.84%	10/21/2030		$4,382	4,394,267
Mattress Holding Corp., Term Loan (3 mo. Term SOFR + 4.51%)	9.85%	09/25/2028		10,818	10,835,439
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.66%)(d)	12.89%	06/29/2028		703	701,594
Term Loan (3 mo. Term SOFR + 7.61%)	12.95%	06/29/2028		9,641	7,895,621
SIWF Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%) (Acquired 09/17/2021-03/23/2022; Cost $8,424,941)(g)	9.36%	10/06/2028		8,507	6,481,514
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.35%)	9.60%	10/30/2027		1,706	1,601,225
Term Loan B (1 mo. Term SOFR + 3.36%)	8.61%	10/30/2027		5,757	5,407,809
					37,568,991

Industrial Equipment–5.09%
Alliance Laundry Systems LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.81%	08/09/2031		12,937	12,990,961
Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	7.82%	03/15/2030		3,563	3,577,784
Crosby US Acquisition Corp., Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	08/16/2029		2,906	2,923,484
Deliver Buyer, Inc. (MHS Holdings), Term Loan (3 mo. Term SOFR + 5.50%)	10.83%	06/01/2029		9,757	8,861,687
DXP Enterprises, Inc., Incremental Term Loan (6 mo. Term SOFR + 4.85%)	10.16%	10/11/2030		5,360	5,398,063
EMRLD Borrower L.P. (Copeland)
Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	7.56%	08/04/2031		5,469	5,475,799
Term Loan B (3 mo. Term SOFR + 2.50%)	7.56%	05/31/2030		6,305	6,311,011
Kantar (Summer BC Bidco/KANGRP) (United Kingdom)
Revolver Loan (3 mo. Term SOFR + 1.05%)(d)	0.00%	06/04/2026		458	423,735
Revolver Loan(d)(f)	0.00%	06/04/2026		6,542	6,051,265
Term Loan B (3 mo. Term SOFR + 5.26%)	10.59%	02/05/2029		9,363	9,432,712
Madison IAQ LLC, Term Loan (6 mo. Term SOFR + 2.75%)	7.89%	06/21/2028		83	83,547
Minimax (-Viking GmbH, -MX Holdings US, Inc.), Term Loan B-1D (1 mo. Term SOFR + 2.86%)	8.11%	07/31/2028		490	493,575
Robertshaw US Holding Corp.
First Lien Term Loan (Acquired 05/10/2023-10/17/2023; Cost $18,718,230)(d)(g)(i)(j)(k)	0.00%	02/28/2027		18,854	17,892,550
Second Lien Term Loan (Acquired 05/09/2023-07/14/2023; Cost $12,849,389)(d)(g)(i)(j)(k)	0.00%	02/28/2027		21,293	13,499,541
Third Lien Term Loan (Acquired 05/09/2023; Cost $1,306,662)(d)(g)(i)(j)(k)	0.00%	02/28/2027		4,778	2,436,774
STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.01%)	9.35%	03/25/2031		6,999	6,975,793
Tank Holding Corp.
Revolver Loan (1 mo. Term SOFR + 5.85%)(d)	11.10%	03/31/2028		851	825,830
Revolver Loan(d)(f)	0.00%	03/31/2028		851	825,831
Term Loan (1 mo. Term SOFR + 5.85%)	11.10%	03/31/2028		14,767	14,598,891
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B-2 (6 mo. Term SOFR + 3.50%)	8.59%	04/30/2030		6,697	6,728,379
Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (1 mo. Term SOFR + 3.86%)	9.14%	11/19/2028		9,481	9,141,095
Second Lien Term Loan (1 mo. Term SOFR + 7.11%)(d)	12.37%	11/19/2029		789	680,584
					135,628,891

Insurance–2.94%
Acrisure LLC, Term Loan B-6 (3 mo. Term SOFR + 3.25%)	8.59%	11/06/2030		16,417	16,341,105
Alliant Holdings Intermediate LLC, Term Loan B-6 (1 mo. Term SOFR + 3.50%)	8.81%	11/06/2030		9,584	9,624,452
AmWINS Group LLC, Term Loan (1 mo. Term SOFR + 2.36%)	7.61%	02/19/2028		1,190	1,193,783
Hub International Ltd., Term Loan (3 mo. Term SOFR + 3.00%)	8.23%	06/20/2030		4,923	4,931,007
Ryan Specialty Group LLC, Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	09/01/2027		7,526	7,572,408
Sedgwick Claims Management Services, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	8.25%	07/31/2031		15,184	15,221,510
Truist Insurance Holdings, Term Loan B (3 mo. Term SOFR + 3.25%)	8.58%	05/06/2031		7,818	7,838,328

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Insurance–(continued)
USI, Inc.
Term Loan (1 mo. Term SOFR + 2.75%)	8.08%	09/27/2030		$4,250	$ 4,255,583
Term Loan B (3 mo. USD LIBOR + 2.75%)	8.08%	11/22/2029		11,231	11,247,491
					78,225,667

Leisure Goods, Activities & Movies–3.12%
Carnival Corp.
Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	08/08/2027		1,981	1,992,342
Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	10/18/2028		14,390	14,456,741
Crown Finance US, Inc., Term Loan (1 mo. Term SOFR + 1.61%)	6.86%	07/31/2028		10,680	10,871,737
Fitness International LLC, Term Loan B (3 mo. Term SOFR + 5.25%)(d)	10.53%	02/05/2029		6,434	6,425,828
GBT Group Servicers B.V. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.00%)	8.28%	07/25/2031		5,026	5,035,826
Lakeland Tours LLC, Term Loan (6 mo. Term SOFR + 8.00%)(d)	8.00%	09/25/2027		1,123	224,497
LC Ahab US Bidco LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	05/01/2031		2,402	2,414,016
Nord Anglia Education
Term Loan (3 mo. Term SOFR + 4.00%)	9.06%	01/31/2028		4,004	4,036,843
Term Loan B-2 (3 mo. Term SOFR + 3.75%)	8.81%	02/26/2031		2,205	2,225,453
Parques Reunidos (Piolin Bidco S.A.U.) (Spain)
Revolver Loan(d)(e)	–	03/16/2026	EUR	1,494	1,638,242
Revolver Loan(d)(f)	0.00%	03/16/2026	EUR	4,106	4,503,355
Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.47%	03/05/2027	EUR	11,390	11,961,345
Seaworld Parks & Entertainment, Inc., Term Loan B-2 (1 mo. Term SOFR + 2.50%)	7.75%	08/25/2028		2,567	2,571,692
Vue International Bidco PLC (United Kingdom)
Second Lien Term Loan (Acquired 02/20/2024-08/13/2024; Cost $3,034,093)(g)	0.00%	12/31/2027	EUR	4,701	2,832,161
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 09/22/2022-02/20/2024; Cost $2,281,497)(g)	0.00%	06/30/2027	EUR	2,229	2,443,248
Term Loan (1 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-04/08/2024; Cost $1,348,340)(g)	11.84%	06/30/2027	EUR	1,301	1,505,475
Term Loan (Acquired 02/20/2024-08/13/2024; Cost $3,046,660)(g)	0.00%	12/31/2027	EUR	2,899	3,035,945
World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%) (Acquired 08/13/2024; Cost $4,874,394)(g)	9.87%	08/13/2031		4,948	4,939,153
					83,113,899

Lodging & Casinos–0.70%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	02/02/2026		6,421	6,283,550
First Lien Term Loan (1 mo. Term SOFR + 4.86%)	10.11%	02/02/2026		1,389	1,366,121
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	08/02/2028		6,373	6,377,224
Travel + Leisure Co., Incremental Term Loan (1 mo. Term SOFR + 3.35%)	8.66%	12/14/2029		4,528	4,543,749
					18,570,644

Nonferrous Metals & Minerals–0.85%
AZZ, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	05/14/2029		6,792	6,849,551
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 4.26%)	9.58%	07/31/2026		13,411	13,350,045
Form Technologies LLC, First Lien Term Loan (3 mo. Term SOFR + 9.35%)	14.41%	10/22/2025		2,073	1,658,677
SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (3 mo. Term SOFR + 3.50%)	8.76%	03/16/2027		751	752,712
					22,610,985

Oil & Gas–1.60%
Brazos Delaware II LLC, Term Loan B (6 mo. Term SOFR + 3.50%)	8.25%	02/11/2030		3,564	3,592,469
GIP Pilot Acquisition Partners, L.P. (Global Infrastructure), Term Loan (3 mo. Term SOFR + 2.50%)	7.82%	10/04/2030		3,493	3,510,028
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 3.00%)	8.35%	10/11/2030		3,804	3,818,689

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
McDermott International Ltd.
LOC(d)(f)	0.00%	12/31/2026		$2,256	$ 2,064,526
LOC (3 mo. Term SOFR + 5.01%)(d)	0.50%	12/31/2026		525	480,224
LOC (3 mo. Term SOFR)(d)	0.50%	06/30/2027		4,210	2,841,992
LOC (3 mo. Term SOFR + 4.26%)(d)	4.15%	06/30/2027		2,275	1,239,689
PIK Term Loan B, 3.00% PIK Rate, 6.36% Cash Rate(h)	6.46%	12/31/2027		1,872	724,016
Term Loan (3 mo. Term SOFR + 7.76%)(d)	13.10%	12/31/2026		1,740	1,774,473
Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	06/30/2027		550	295,606
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	03/26/2031		5,602	5,626,939
Planet US Buyer LLC (Wood Mackenzie), Term Loan (3 mo. Term SOFR + 3.50%)	8.60%	02/07/2031		4,902	4,938,327
Rockwood Service Corp., Term loan B (3 mo. Term SOFR + 3.69%)	8.75%	07/23/2031		1,305	1,311,692
TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	11/17/2028		10,260	10,326,792
					42,545,462

Publishing–2.32%
Cengage Learning, Inc., Term Loan B (6 mo. Term SOFR + 4.25%)	9.54%	03/22/2031		13,921	13,985,174
Century DE Buyer LLC (Simon & Schuster), Term Loan (1 mo. Term SOFR + 4.01%)	9.26%	10/30/2030		3,653	3,668,931
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.10%)	9.44%	12/01/2028		12,668	12,691,347
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	10.60%	04/09/2029		10,663	10,135,082
Second Lien Term Loan B (1 mo. Term SOFR + 8.50%)	13.75%	04/08/2030		8,460	8,001,356
McGraw-Hill Education, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.23%	08/01/2031		11,042	11,096,987
Micro Holding L.P., Term Loan (1 mo. Term SOFR + 4.25%)	9.50%	05/03/2028		2,200	2,197,119
					61,775,996

Radio & Television–0.45%
iHeartCommunications, Inc.
Incremental Term Loan (1 mo. Term SOFR + 3.36%)	8.61%	05/01/2026		1,115	936,421
Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	05/01/2026		4,455	3,728,653
Nexstar Broadcasting, Inc., Term Loan B (1 mo. Term SOFR + 2.61%)	7.96%	06/02/2028		2,406	2,397,418
Sinclair Television Group, Inc.
Term Loan B-3 (3 mo. Term SOFR + 3.26%)	8.51%	04/01/2028		338	242,672
Term Loan B-4 (1 mo. Term SOFR + 3.85%)	9.10%	04/21/2029		55	38,414
Univision Communications, Inc., Incremental Term Loan B (1 mo. Term SOFR + 3.50%)	8.86%	01/23/2029		4,698	4,570,010
					11,913,588

Retailers (except Food & Drug)–1.03%
Action Holding B.V. (Netherlands), Term Loan B-4 (3 mo. Term SOFR + 3.25%)	8.58%	10/28/2030		6,998	7,033,277
Action Holding B.V. (Peer Holdings) (Netherlands), Term Loan B-5 (3 mo. Term SOFR + 3.00%)	8.33%	06/20/2031		5,136	5,159,612
CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (3 mo. Term SOFR + 3.50%)	8.75%	11/08/2027		8,469	8,503,862
Savers, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	04/26/2028		6,875	6,891,878
					27,588,629

Surface Transport–1.16%
First Student Bidco, Inc.
Incremental Term Loan B (3 mo. Term SOFR + 3.10%)	8.43%	11/01/2030		12,850	12,901,118
Term Loan B (3 mo. Term SOFR + 3.26%)	8.60%	07/21/2028		4,218	4,233,440
Term Loan C (3 mo. Term SOFR + 3.26%)	8.60%	07/21/2028		1,286	1,291,001
Hurtigruten Group A/S (Explorer II AS) (Norway)
Term Loan A (3 mo. Term SOFR +8.50%) (Acquired 02/23/2024-08/23/2024; Cost $6,535,565)(g)	12.41%	02/22/2029	EUR	13,789	1,567,113
Term Loan B-2 (3 mo. EURIBOR +7.00%) (Acquired 02/23/2024-08/23/2024; Cost $3,322,731)(g)	10.54%	09/30/2027	EUR	3,284	2,704,559
PODS LLC, Incremental Term Loan (3 mo. Term SOFR + 4.26%)	8.50%	03/31/2028		4,283	4,053,157
Reception Purchaser LLC (STG - XPOI Opportunity), Term Loan (3 mo. Term SOFR + 6.15%) (Acquired 04/28/2022-08/06/2024; Cost $7,759,767)(g)	11.48%	03/24/2028		8,309	4,043,808

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Surface Transport–(continued)
Reception Purchaser, LLC (STG - XPOI Opportunity), Incremental Term Loan (3 mo. Term SOFR + 6.15%) (Acquired 08/06/2024; Cost $38,113)(g)	13.50%	03/24/2028	$51	$ 24,758
				30,818,954

Telecommunications–3.90%
Avaya, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	12.75%	08/01/2028	8,805	7,863,282
Cablevision Lightpath LLC, Term Loan (1 mo. Term SOFR + 3.36%)	8.70%	11/30/2027	4,884	4,868,920
CCI Buyer, Inc. (Consumer Cellular), First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.33%	12/17/2027	8,735	8,762,042
Crown Subsea Communications Holding, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.25%	01/30/2031	11,796	11,895,269
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. Term SOFR + 3.26%)	8.60%	11/12/2027	757	755,409
Genesys Cloud Services Holdings I LLC
Incremental Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	12/01/2027	1,746	1,757,048
Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	12/01/2027	232	233,427
II-VI, Inc., Term Loan B-1 (1 mo. Term SOFR + 2.50%)	7.75%	07/02/2029	3,759	3,777,788
Inmarsat Finance PLC (United Kingdom), Term Loan B (1 mo. Term SOFR + 4.50%)	9.75%	09/27/2029	10,425	10,167,374
Iridium Satellite LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	09/20/2030	2,717	2,711,107
Lumen Technologies, Inc.
Term Loan B-1 (1 mo. Term SOFR + 2.46%)	7.74%	04/15/2030	641	519,549
Term Loan B-2 (1 mo. Term SOFR + 2.46%)	7.74%	04/15/2029	1,265	999,996
Midcontinent Communications, Term Loan B(d)(e)	–	08/13/2031	4,848	4,853,854
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (3 mo. Term SOFR + 4.60%)	0.00%	11/30/2025	328	20,471
Second Lien Term Loan B (3 mo. Term SOFR + 8.85%)	0.00%	11/30/2026	215	16,135
Second Lien Term Loan B-1 (3 mo. Term SOFR + 6.80%)	12.08%	10/18/2027	32,765	3,604,109
Term Loan (3 mo. Term SOFR + 6.54%)	11.82%	10/18/2027	14,256	8,571,362
Third Lien Term Loan (3 mo. Term SOFR + 9.35%)	14.63%	10/18/2027	8,144	542,087
Telesat LLC, Term Loan B-5 (3 mo. Term SOFR + 3.01%)	8.07%	12/07/2026	10,390	5,006,908
ViaSat, Inc.
Term Loan (1 mo. Term SOFR + 4.50%)	9.75%	03/02/2029	8,147	7,636,536
Term Loan B (1 mo. Term SOFR + 4.61%)	9.94%	05/30/2030	5,483	5,119,084
Voyage Digital (NC) Ltd., Term Loan (3 mo. Term SOFR + 3.25%)(d)	8.35%	05/11/2029	7,331	7,358,483
Windstream Services LLC, Term Loan (1 mo. Term SOFR + 6.35%)	11.60%	09/21/2027	6,832	6,896,287
				103,936,527

Utilities–2.53%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	01/27/2031	13,599	13,625,827
Covanta Holding Corp.
Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	8.09%	11/30/2028	3,555	3,565,613
Incremental Term Loan C (1 mo. Term SOFR + 2.75%)	8.09%	11/30/2028	194	194,842
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	10.50%	04/03/2028	4,630	4,643,033
Edgewater Generation, Term Loan (1 mo. Term SOFR + 4.25%)	9.50%	08/01/2030	5,225	5,278,321
Generation Bridge Northeast LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	08/22/2029	4,054	4,092,994
Hamilton Projects Acquiror LLC, Term Loan B	0.00%	05/22/2031	2,217	2,238,476
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (1 mo. Term SOFR + 3.75%) (Acquired 08/14/2019-04/03/2024; Cost $5,101,960)(g)	9.32%	08/14/2026	5,356	5,321,763
Lightning Power, LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	8.35%	08/07/2031	10,479	10,527,713
Talen Energy Supply LLC
Term Loan B (3 mo. Term SOFR + 3.50%)	8.60%	05/17/2030	7,055	7,105,985
Term Loan C (3 mo. Term SOFR + 3.50%)	8.60%	05/17/2030	5,091	5,126,970
Vistra Zero Operating Co. LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	04/30/2031	5,643	5,680,615
				67,402,152
Total Variable Rate Senior Loan Interests (Cost $2,450,235,782)				2,332,312,178

U.S. Dollar Denominated Bonds & Notes–6.00%
Aerospace & Defense–0.31%
Rand Parent LLC (l)	8.50%	02/15/2030	8,332	8,339,799

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Air Transport–0.07%
American Airlines, Inc. (l)	8.50%	05/15/2029	$1,902	$ 1,978,624

Automotive–0.19%
Panther Escrow Issuer LLC (l)	7.13%	06/01/2031	4,874	5,080,667

Building & Development–0.55%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (l)	5.75%	05/15/2026	2,305	2,301,360
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(l)	4.50%	04/01/2027	9,543	9,209,439
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC(l)	6.75%	04/01/2032	805	827,762
Signal Parent, Inc.(l)	6.13%	04/01/2029	3,431	2,354,142
				14,692,703

Business Equipment & Services–1.01%
Acuris Finance US, Inc./Acuris Finance S.a.r.l. (l)	9.00%	08/01/2029	7,713	7,741,924
ADT Security Corp. (The)(l)	4.13%	08/01/2029	5,396	5,129,459
Allied Universal Holdco LLC(l)	7.88%	02/15/2031	5,976	6,072,444
Boost Newco Borrower LLC(l)	7.50%	01/15/2031	7,243	7,729,621
Cloud Software Group, Inc.(l)	8.25%	06/30/2032	256	268,200
				26,941,648

Cable & Satellite Television–0.89%
Altice Financing S.A. (Luxembourg) (l)	5.75%	08/15/2029	2,188	1,687,965
Altice Financing S.A. (Luxembourg)(l)	5.00%	01/15/2028	11,665	9,383,676
Altice France S.A. (France)(l)	5.50%	01/15/2028	4,994	3,560,040
Altice France S.A. (France)(l)	5.50%	10/15/2029	4,322	3,003,857
Virgin Media Secured Finance PLC (United Kingdom)(l)	4.50%	08/15/2030	6,819	6,027,805
				23,663,343

Chemicals & Plastics–0.84%
INEOS Finance PLC (Luxembourg) (l)	7.50%	04/15/2029	3,151	3,265,161
INEOS Quattro Finance 2 PLC (United Kingdom)(l)	9.63%	03/15/2029	1,626	1,755,841
SK Invictus Intermediate II S.a.r.l.(l)	5.00%	10/30/2029	12,249	11,569,732
Windsor Holdings III LLC(l)	8.50%	06/15/2030	5,420	5,812,500
				22,403,234

Ecological Services & Equipment–0.02%
GFL Environmental, Inc. (l)	6.75%	01/15/2031	563	588,801

Food Products–0.01%
Sigma Holdco B.V. (Netherlands) (l)	7.88%	05/15/2026	200	197,507

Health Care–0.20%
Global Medical Response, Inc. (h)(l)	10.00%	10/31/2028	2,858	2,855,274
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(l)	6.75%	05/15/2034	2,455	2,547,269
				5,402,543

Industrial Equipment–0.56%
Chart Industries, Inc. (l)	7.50%	01/01/2030	5,405	5,686,006
EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(l)	6.63%	12/15/2030	8,922	9,147,584
				14,833,590

Insurance–0.37%
Acrisure LLC/Acrisure Finance, Inc. (l)	7.50%	11/06/2030	3,549	3,645,593
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(l)	7.00%	01/15/2031	4,244	4,390,422
HUB International Ltd.(l)	7.25%	06/15/2030	1,606	1,678,530
				9,714,545

Lodging & Casinos–0.07%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (l)	6.63%	01/15/2032	1,890	1,914,177

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Publishing–0.02%
McGraw-Hill Education, Inc. (l)	7.38%	09/01/2031	$585	$ 604,601

Retailers (except Food & Drug)–0.11%
Evergreen Acqco 1 L.P./TVI, Inc. (l)	9.75%	04/26/2028	2,660	2,808,479

Surface Transport–0.05%
First Student Bidco, Inc./First Transit Parent, Inc. (l)	4.00%	07/31/2029	1,407	1,310,963

Telecommunications–0.66%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (l)	6.75%	10/01/2026	9,568	9,499,485
Windstream Escrow LLC/Windstream Escrow Finance Corp.(l)	7.75%	08/15/2028	8,184	7,997,250
				17,496,735

Utilities–0.07%
Calpine Corp. (l)	4.50%	02/15/2028	1,928	1,871,490
Total U.S. Dollar Denominated Bonds & Notes (Cost $159,759,787)				159,843,449

			Shares
Common Stocks & Other Equity Interests–2.80%(m)
Aerospace & Defense–0.02%
IAP Worldwide Services(d)(n)			838,949	453,032
IAP Worldwide Services(d)(n)			134,338	134,338
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(g)			134	0
				587,370

Automotive–0.02%
Cabonline (Acquired 10/30/2023; Cost $10) (Sweden)(d)(g)			10,996,102	1,076
Cabonline (Acquired 10/31/2023; Cost $8) (Sweden)(d)(g)			9,384,746	462
Cabonline (Acquired 10/30/2023; Cost $280,511) (Sweden)(d)(g)			312,441,524	410,779
Dayco Products LLC (Acquired 06/16/2006-05/29/2008; Cost $104,068)(d)(g)			3,261	0
Dayco Products LLC (Acquired 06/16/2006-02/18/2014; Cost $1,275,974)(d)(g)			3,266	0
				412,317

Building & Development–0.00%
Fagus Holdco PLC (Spain)(d)			7,135	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(d)(g)			518	0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(d)(g)			4	0
				0

Business Equipment & Services–0.93%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $8,220,186)(g)			408,355	8,677,544
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $5,987,242)(d)(g)(o)			68,686	16,204,447
				24,881,991

Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv) (Acquired 09/19/2023; Cost $0) (Germany)(d)(g)			35,089	0

Containers & Glass Products–0.02%
Keter Group B.V. (Acquired 04/29/2024; Cost $0) (Netherlands)(d)(g)			1,010,592,985	1,117
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $146,927)(d)(g)			36,078	544,417
				545,534

Electronics & Electrical–0.21%
Diebold Nixdorf, Inc.(p)			124,443	5,577,535

Forest Products–0.69%
Restoration Forest Products Group, LLC (Acquired 02/22/2022-08/27/2024; Cost $24,375,800)(d)(g)(o)			132,319	18,458,510

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Floating Rate ESG Fund

			Shares		Value
Home Furnishings–0.10%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $56,360)(g)				363,612	$ 2,708,909

Industrial Equipment–0.00%
North American Lifting Holdings, Inc.				7,347	11,939

Leisure Goods, Activities & Movies–0.46%
Crown Finance US, Inc.				588,117	12,221,955
Crown Finance US, Inc.				3,058	63,550
Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom)(d)(g)				13,004	0
Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom)(d)(g)				6,404,275	7
Vue International Bidco PLC (United Kingdom)(d)				3,986,481	4
Vue International Bidco PLC, Class A4 (United Kingdom)(d)				2,779,140	3
					12,285,519

Lodging & Casinos–0.03%
Caesars Entertainment, Inc.(p)				19,983	752,160

Oil & Gas–0.09%
McDermott International Ltd.(p)				629,763	157,441
McDermott International Ltd.(d)				2,314,309	549,649
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $4,259,838)(d)(g)				261,209	28,733
Southcross Energy Partners L.P. (Acquired 08/05/2014-10/29/2020; Cost $1,477,667)(d)(g)				145,102	0
Talos Energy, Inc.(p)				132,605	1,520,979
					2,256,802

Radio & Television–0.02%
iHeartMedia, Inc., Class A(p)				306,089	477,499
iHeartMedia, Inc., Class B(d)(p)				29	46
					477,545

Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc. (Acquired 10/12/2018; Cost $1,111,774)(d)(g)				692	10,380
Toys ’R’ Us-Delaware, Inc.(d)				11	0
Vivarte S.A.S.U. (France)(d)				241,195	47,991
					58,371

Surface Transport–0.11%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(d)(g)				14,574	1,376,369
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/18/2023-08/29/2024; Cost $78,994)(d)(g)				144,357	90,223
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(d)(g)				15,321	1,446,915
Hurtigruten (Explorer II AS), Wts. (Acquired 02/23/2024; Cost $0) (Norway)(d)(g)				808,820	1
					2,913,508

Telecommunications–0.10%
Avaya Holdings Corp.				293,075	2,222,534
Avaya, Inc. (Acquired 05/01/2023; Cost $797,295)(g)				53,153	403,086
					2,625,620
Total Common Stocks & Other Equity Interests (Cost $105,183,718)					74,553,630

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–2.54%(q)
Air Transport–0.15%
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(r)	8.44%	04/22/2030	EUR	3,688	4,107,290

Automotive–0.26%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $816,937)(g)(l)	14.00%	03/19/2026	SEK	9,385	934,526
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%) (Acquired 03/24/2022; Cost $3,855,248)(g)(k)(l)(r)	13.16%	04/19/2026	SEK	36,287	3,260,054

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,706,620)(g)(l)	14.00%	03/19/2026	SEK	18,769	$ 1,850,773
Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(l)(r)	8.20%	09/30/2028	EUR	917	950,968
					6,996,321

Building & Development–0.01%
Fagus Holdco PLC (United Kingdom) (Acquired 09/05/2023; Cost $0)(d)(g)(s)	0.00%	09/05/2029	EUR	118	130,070

Business Equipment & Services–0.04%
Pachelbel Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(l)(r)	8.07%	05/17/2031	EUR	1,001	1,114,843

Cable & Satellite Television–0.11%
Altice Finco S.A. (Luxembourg)(l)	4.75%	01/15/2028	EUR	3,712	2,791,386

Electronics & Electrical–0.16%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(l)(r)	8.97%	02/15/2029	EUR	4,000	4,361,632

Financial Intermediaries–1.47%
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%)(l)(r)	11.13%	07/15/2030	EUR	7,201	4,245,060
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (Acquired 10/23/2020-11/26/2020; Cost $2,296,517)(g)(l)(r)	9.88%	05/01/2026	EUR	1,945	1,495,968
Garfunkelux Holdco 3 S.A. (Luxembourg) (Acquired 06/30/2022-12/08/2022; Cost $6,462,594)(g)(l)	6.75%	11/01/2025	EUR	6,615	5,086,563
Sherwood Financing PLC (United Kingdom)(l)	6.00%	11/15/2026	GBP	937	1,120,631
Sherwood Financing PLC (United Kingdom)(l)	4.50%	11/15/2026	EUR	968	998,616
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(r)	8.17%	11/15/2027	EUR	6,242	6,448,031
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(r)	8.17%	11/15/2027	EUR	7,750	8,005,806
Very Group Funding PLC (The) (United Kingdom)(l)	6.50%	08/01/2026	GBP	3,150	3,627,538
Very Group Funding PLC (The) (United Kingdom)(l)	6.50%	08/01/2026	GBP	7,141	8,223,571
					39,251,784

Industrial Equipment–0.09%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(l)	9.25%	10/31/2027	EUR	2,231	2,427,620

Leisure Goods, Activities & Movies–0.04%
Deuce Finco PLC (United Kingdom)(l)	5.50%	06/15/2027	GBP	807	1,029,370

Surface Transport–0.21%
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	4,906	4,695,370
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	846	809,679
					5,505,049
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $76,631,319)					67,715,365

			Shares
Preferred Stocks–0.44%(m)
Oil & Gas–0.02%
McDermott International Ltd., Pfd.(d)				1,787	446,851
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(d)(g)				577,315	3,406
					450,257

Surface Transport–0.42%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(d)(g)				68,517	6,671,500
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(d)(g)				48,119	4,685,347
					11,356,847
Total Preferred Stocks (Cost $3,267,836)					11,807,104

Money Market Funds–1.70%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(o)(t)				15,885,119	15,885,119

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Floating Rate ESG Fund

	Shares	Value
Invesco Treasury Portfolio, Institutional Class, 5.15%(o)(t)	29,505,352	$29,505,352

Total Money Market Funds (Cost $45,390,471)		45,390,471

TOTAL INVESTMENTS IN SECURITIES-101.01% (Cost $2,840,468,913)		2,691,622,197

OTHER ASSETS LESS LIABILITIES-(1.01)%		(26,969,956)

NET ASSETS-100.00%		$2,664,652,241

Investment Abbreviations:

EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	This variable rate interest will settle after August 31, 2024, at which time the interest rate will be determined.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	Restricted security. The aggregate value of these securities at August 31, 2024 was $229,496,986, which represented 8.61% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Acquired as part of a bankruptcy restructuring.
(j)

The borrower has filed for protection in federal bankruptcy court. Subsequent to period-end, a valuation adjustment was made to the Fund’s term loan positions in Robertshaw to reflect the consummation of the borrower’s Chapter 11 plan.

(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2024 was $37,088,919, which represented 1.39% of the Fund’s Net Assets.

(l)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $223,321,454, which represented 8.38% of the Fund’s Net Assets.

(m)	Securities acquired through the restructuring of senior loans.
(n)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$39,229,510	$288,960,495	$(312,304,886)	$-	$-	$15,885,119	$1,518,966
Invesco Liquid Assets Portfolio, Institutional Class	28,018,843	185,785,680	(213,816,602)	189	11,890	-	1,102,640
Invesco Treasury Portfolio, Institutional Class	44,833,726	368,945,238	(384,273,612)	-	-	29,505,352	1,956,693
Investments in Other Affiliates:
My Alarm Center LLC, Class A	16,635,703	-	(3,086,924)	2,655,668	-	16,204,447	-
Restoration Forest Products Group, LLC	-	24,375,800	-	(5,917,290)	-	18,458,510	-
Total	$128,717,782	$868,067,213	$(913,482,024)	$(3,261,433)	$11,890	$80,053,428	$4,578,299

(p)	Non-income producing security.
(q)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(r)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2024.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Floating Rate ESG Fund
(s)	Zero coupon bond issued at a discount.
(t)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/27/2024	Barclays Bank PLC	USD	206,786	SEK	2,217,826	$ 9,467

10/31/2024	Barclays Bank PLC	EUR	62,942,341	USD	70,221,695	459,575

09/27/2024	BNP Paribas S.A.	USD	9,846,634	EUR	9,000,000	112,451

09/27/2024	BNP Paribas S.A.	USD	10,014,427	GBP	7,682,868	77,725

10/31/2024	BNP Paribas S.A.	EUR	62,511,130	USD	69,746,381	462,195

10/31/2024	BNP Paribas S.A.	SEK	65,906,954	USD	6,475,529	36,659

09/27/2024	Canadian Imperial Bank of Commerce	USD	10,012,416	GBP	7,682,869	79,735

09/27/2024	State Street Bank & Trust Co.	USD	1,713,394	EUR	1,572,884	27,104

09/27/2024	State Street Bank & Trust Co.	USD	9,877,377	GBP	7,576,858	75,519

10/31/2024	State Street Bank & Trust Co.	EUR	3,500,000	USD	3,926,218	46,994

10/31/2024	State Street Bank & Trust Co.	SEK	620,235	USD	60,901	307

09/27/2024	Toronto-Dominion Bank (The)	USD	10,837,440	EUR	10,000,000	228,210

10/31/2024	Toronto-Dominion Bank (The)	EUR	62,780,148	USD	70,059,556	477,204

Subtotal-Appreciation						2,093,145

Currency Risk

09/27/2024	Bank of New York Mellon (The)	EUR	69,023,434	USD	75,113,371	(1,265,542)

09/27/2024	Barclays Bank PLC	GBP	286,315	USD	370,178	(5,923)

09/27/2024	Barclays Bank PLC	USD	69,506,258	EUR	62,399,559	(457,091)

10/31/2024	Barclays Bank PLC	GBP	107,130	USD	139,583	(1,170)

09/27/2024	BNP Paribas S.A.	GBP	7,446,676	USD	9,628,794	(153,097)

09/27/2024	BNP Paribas S.A.	SEK	68,041,950	USD	6,358,454	(276,095)

09/27/2024	BNP Paribas S.A.	USD	69,511,754	EUR	62,399,559	(462,588)

09/27/2024	BNP Paribas S.A.	USD	6,455,473	SEK	65,824,123	(37,177)

10/31/2024	BNP Paribas S.A.	GBP	7,667,345	USD	9,996,083	(77,674)

09/27/2024	Canadian Imperial Bank of Commerce	GBP	7,559,505	USD	9,766,606	(163,495)

10/31/2024	Canadian Imperial Bank of Commerce	GBP	7,667,345	USD	9,994,160	(79,597)

10/31/2024	Canadian Imperial Bank of Commerce	USD	16,837,132	EUR	15,000,000	(211,889)

09/27/2024	Goldman Sachs International	GBP	90,594	USD	117,043	(1,961)

09/27/2024	Morgan Stanley and Co. International PLC	EUR	67,993,233	USD	74,080,633	(1,158,297)

09/27/2024	State Street Bank & Trust Co.	EUR	71,023,433	USD	77,222,064	(1,369,980)

09/27/2024	State Street Bank & Trust Co.	GBP	7,559,505	USD	9,772,457	(157,644)

10/31/2024	State Street Bank & Trust Co.	GBP	7,561,549	USD	9,859,359	(75,398)

09/27/2024	Toronto-Dominion Bank (The)	USD	69,824,575	EUR	62,668,098	(478,254)

Subtotal-Depreciation						(6,432,872)

Total Forward Foreign Currency Contracts						$(4,339,727)

Abbreviations:

EUR – Euro
GBP – British Pound Sterling
SEK – Swedish Krona
USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Floating Rate ESG Fund

Consolidated Statement of Assets and Liabilities

August 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,764,715,399)	$2,611,568,769

Investments in affiliates, at value (Cost $75,753,514)	80,053,428

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,093,145

Cash	27,536,018

Restricted cash	24,769,396

Foreign currencies, at value (Cost $2,122,742)	2,124,242

Due from broker	295,131

Receivable for:
Investments sold	66,920,992

Fund shares sold	2,309,111

Dividends	378,785

Interest	25,981,873

Investments matured, at value (Cost $30,307)	12,426

Investment for trustee deferred compensation and retirement plans	167,027

Other assets	475,989

Total assets	2,844,686,332

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	6,432,872

Payable for:
Investments purchased	114,884,698

Dividends	6,317,156

Proceeds received in connection with pending litigation	24,769,396

Fund shares reacquired	4,104,640

Due to broker	1,767,819

Accrued fees to affiliates	903,819

Accrued trustees’ and officers’ fees and benefits	4,962

Accrued other operating expenses	318,915

Trustee deferred compensation and retirement plans	178,184

Unfunded loan commitments	20,351,630

Total liabilities	180,034,091

Net assets applicable to shares outstanding	$2,664,652,241

Net assets consist of:
Shares of beneficial interest	$3,249,582,138

Distributable earnings (loss)	(584,929,897)

$2,664,652,241

Net Assets:
Class A	$777,351,090

Class C	$74,532,834

Class R	$8,545,052

Class Y	$1,237,621,506

Class R5	$5,942,227

Class R6	$560,659,532

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	115,455,107

Class C	11,118,512

Class R	1,266,374

Class Y	184,046,977

Class R5	882,419

Class R6	83,452,482

Class A:
Net asset value per share	$6.73

Maximum offering price per share (Net asset value of $6.73 ÷ 97.50%)	$6.90

Class C:
Net asset value and offering price per share	$6.70

Class R:
Net asset value and offering price per share	$6.75

Class Y:
Net asset value and offering price per share	$6.72

Class R5:
Net asset value and offering price per share	$6.73

Class R6:
Net asset value and offering price per share	$6.72

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Floating Rate ESG Fund

Consolidated Statement of Operations

For the year ended August 31, 2024

Investment income:

Interest	$271,433,211

Dividends	373,991

Dividends from affiliated money market funds	4,578,299

Total investment income	276,385,501

Expenses:
Advisory fees	16,714,444

Administrative services fees	391,481

Custodian fees	294,256

Distribution fees:
Class A	1,825,874

Class C	585,914

Class R	41,784

Interest, facilities and maintenance fees	1,396,086

Transfer agent fees – A, C, R & Y	2,276,003

Transfer agent fees – R5	5,895

Transfer agent fees – R6	169,971

Trustees’ and officers’ fees and benefits	47,393

Registration and filing fees	172,905

Reports to shareholders	353,011

Professional services fees	920,431

Other	110,544

Total expenses	25,305,992

Less: Fees waived and/or expense offset arrangement(s)	(105,361)

Net expenses	25,200,631

Net investment income	251,184,870

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	(24,365,032)

Affiliated investment securities	11,890

Foreign currencies	(754,336)

Forward foreign currency contracts	8,282,407

(16,825,071)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,711,268)

Affiliated investment securities	(3,261,433)

Foreign currencies	407,509

Forward foreign currency contracts	(10,464,872)

(15,030,064)

Net realized and unrealized gain (loss)	(31,855,135)

Net increase in net assets resulting from operations	$219,329,735

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Floating Rate ESG Fund

Consolidated Statement of Changes in Net Assets

For the years ended August 31, 2024 and 2023

	2024	2023

Operations:
Net investment income	$251,184,870	$276,085,800

Net realized gain (loss)	(16,825,071)	(167,175,027)

Change in net unrealized appreciation (depreciation)	(15,030,064)	115,255,269

Net increase in net assets resulting from operations	219,329,735	224,166,042

Distributions to shareholders from distributable earnings:
Class A	(64,753,252)	(63,774,464)

Class C	(6,553,394)	(8,150,210)

Class R	(721,090)	(758,648)

Class Y	(123,456,965)	(185,426,658)

Class R5	(537,076)	(460,233)

Class R6	(51,999,886)	(47,750,970)

Total distributions from distributable earnings	(248,021,663)	(306,321,183)

Return of capital:
Class A	(2,630,307)	(951,906)

Class C	(266,202)	(121,651)

Class R	(29,291)	(11,324)

Class Y	(5,014,879)	(2,767,703)

Class R5	(21,816)	(6,869)

Class R6	(2,112,259)	(712,737)

Total return of capital	(10,074,754)	(4,572,190)

Total distributions	(258,096,417)	(310,893,373)

Share transactions–net:
Class A	119,395,433	(69,943,883)

Class C	(5,628,929)	(20,512,197)

Class R	432,286	181,202

Class Y	(234,950,304)	(1,143,228,885)

Class R5	1,184,349	156,668

Class R6	15,955,935	14,039,460

Net increase (decrease) in net assets resulting from share transactions	(103,611,230)	(1,219,307,635)

Net increase (decrease) in net assets	(142,377,912)	(1,306,034,966)

Net assets:
Beginning of year	2,807,030,153	4,113,065,119

End of year	$2,664,652,241	$2,807,030,153

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Floating Rate ESG Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$6.83	$0.61	$(0.08)	$0.53	$(0.61)	$(0.02)	$(0.63)	$6.73	8.03%	$ 777,351	1.09	%(d)	1.09	%(d)	1.04%	8.98%	46%
Year ended 08/31/23	6.95	0.58	(0.05)	0.53	(0.64)	(0.01)	(0.65)	6.83	8.20	668,557	1.10	(d)	1.10	(d)	1.05	8.57	29
Year ended 08/31/22	7.35	0.29	(0.39)	(0.10)	(0.30)	–	(0.30)	6.95	(1.44)	751,871	1.04	(d)	1.05	(d)	1.01	4.13	43
Year ended 08/31/21	6.94	0.25	0.43	0.68	(0.27)	–	(0.27)	7.35	9.89	585,690	1.05	(d)	1.05	(d)	1.00	3.45	76
Year ended 08/31/20	7.40	0.30	(0.40)	(0.10)	(0.32)	(0.04)	(0.36)	6.94	(1.33)	428,277	1.07	(d)	1.08	(d)	1.00	4.33	55
Class C
Year ended 08/31/24	6.80	0.57	(0.08)	0.49	(0.57)	(0.02)	(0.59)	6.70	7.49	74,533	1.59	(d)	1.59	(d)	1.54	8.48	46
Year ended 08/31/23	6.92	0.54	(0.04)	0.50	(0.61)	(0.01)	(0.62)	6.80	7.66	81,271	1.60	(d)	1.60	(d)	1.55	8.07	29
Year ended 08/31/22	7.32	0.26	(0.40)	(0.14)	(0.26)	–	(0.26)	6.92	(1.96)	103,807	1.54	(d)	1.55	(d)	1.51	3.63	43
Year ended 08/31/21	6.91	0.21	0.43	0.64	(0.23)	–	(0.23)	7.32	9.37	91,555	1.55	(d)	1.55	(d)	1.50	2.95	76
Year ended 08/31/20	7.37	0.27	(0.41)	(0.14)	(0.28)	(0.04)	(0.32)	6.91	(1.84)	111,318	1.57	(d)	1.58	(d)	1.50	3.83	55
Class R
Year ended 08/31/24	6.84	0.59	(0.07)	0.52	(0.59)	(0.02)	(0.61)	6.75	7.93	8,545	1.34	(d)	1.34	(d)	1.29	8.73	46
Year ended 08/31/23	6.98	0.56	(0.06)	0.50	(0.63)	(0.01)	(0.64)	6.84	7.63	8,225	1.35	(d)	1.35	(d)	1.30	8.32	29
Year ended 08/31/22	7.36	0.28	(0.38)	(0.10)	(0.28)	–	(0.28)	6.98	(1.40)	8,208	1.29	(d)	1.30	(d)	1.26	3.88	43
Year ended 08/31/21	6.95	0.23	0.43	0.66	(0.25)	–	(0.25)	7.36	9.61	6,076	1.30	(d)	1.30	(d)	1.25	3.20	76
Year ended 08/31/20	7.41	0.29	(0.41)	(0.12)	(0.30)	(0.04)	(0.34)	6.95	(1.57)	4,874	1.32	(d)	1.33	(d)	1.25	4.08	55
Class Y
Year ended 08/31/24	6.82	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.72	8.30	1,237,622	0.84	(d)	0.84	(d)	0.79	9.23	46
Year ended 08/31/23	6.94	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.82	8.46	1,491,738	0.85	(d)	0.85	(d)	0.80	8.82	29
Year ended 08/31/22	7.34	0.31	(0.40)	(0.09)	(0.31)	–	(0.31)	6.94	(1.20)	2,696,320	0.79	(d)	0.80	(d)	0.76	4.38	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.28)	–	(0.28)	7.34	10.18	1,232,463	0.80	(d)	0.80	(d)	0.75	3.70	76
Year ended 08/31/20	7.39	0.32	(0.40)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(1.09)	350,943	0.82	(d)	0.83	(d)	0.75	4.58	55
Class R5
Year ended 08/31/24	6.83	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.73	8.31	5,942	0.84	(d)	0.84	(d)	0.79	9.23	46
Year ended 08/31/23	6.95	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.83	8.50	4,846	0.82	(d)	0.82	(d)	0.77	8.85	29
Year ended 08/31/22	7.35	0.31	(0.39)	(0.08)	(0.32)	–	(0.32)	6.95	(1.18)	4,762	0.77	(d)	0.78	(d)	0.74	4.40	43
Year ended 08/31/21	6.94	0.27	0.43	0.70	(0.29)	–	(0.29)	7.35	10.23	3,631	0.77	(d)	0.77	(d)	0.72	3.73	76
Year ended 08/31/20	7.41	0.32	(0.41)	(0.09)	(0.34)	(0.04)	(0.38)	6.94	(1.21)	5,515	0.81	(d)	0.82	(d)	0.74	4.59	55
Class R6
Year ended 08/31/24	6.81	0.63	(0.07)	0.56	(0.62)	(0.03)	(0.65)	6.72	8.54	560,660	0.77	(d)	0.77	(d)	0.72	9.30	46
Year ended 08/31/23	6.93	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.81	8.57	552,394	0.75	(d)	0.75	(d)	0.70	8.92	29
Year ended 08/31/22	7.33	0.32	(0.40)	(0.08)	(0.32)	–	(0.32)	6.93	(1.13)	548,097	0.70	(d)	0.71	(d)	0.67	4.47	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.29)	–	(0.29)	7.33	10.10	484,494	0.73	(d)	0.73	(d)	0.68	3.77	76
Year ended 08/31/20	7.39	0.33	(0.41)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(0.99)	652,453	0.71	(d)	0.72	(d)	0.64	4.69	55

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.05%, 0.05%, 0.03%, 0.05% and 0.07% for the years ended August 31, 2024, 2023, 2022, 2021 and 2020 respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Floating Rate ESG Fund

Notes to Consolidated Financial Statements

August 31, 2024

NOTE 1–Significant Accounting Policies

Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Floating Rate ESG TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed a separate series. The Fund owns all beneficial and economic interests in the Subsidiary and the Subsidiary’s series. The accompanying consolidated financial statements reflect the financial position of the Fund, the Subsidiary and the Subsidiary’s series and the results of operations on a consolidated basis.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

23	Invesco Floating Rate ESG Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund is plaintiff to legal proceedings in connection with certain of its portfolio investments. The outcome and financial effect, if any, of these legal proceedings cannot be determined at this time because the proceedings are ongoing and have not been fully adjudicated. The Fund received a cash payment of $24,750,688 from the issuer of one of its portfolio investments (Robertshaw US Holding Corp.), the status of which is subject to such ongoing litigation. Consequently, the Fund continues to recognize its investments in the various Robertshaw Term Loans in the Consolidated Schedule of Investments and has recorded the cash received as restricted cash and an offsetting liability proceeds received in connection with pending litigation for such cash proceeds received in the Consolidated Statement of Assets and Liabilities.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

24	Invesco Floating Rate ESG Fund

(“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Transition Risk –The Fund may have investments in financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was a common benchmark interest rate index historically used to make adjustments to variable-rate debt instruments, to determine interest rates for a variety of financial instruments and borrowing arrangements and as a reference rate in derivative contracts.

The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, has ceased publishing the majority of LIBOR rates. In April 2023, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts, but any such rates are considered non-representative of the underlying market. Regulators and financial industry working groups have worked to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. Under U.S. regulations that implement a statutory fallback mechanism

25	Invesco Floating Rate ESG Fund

to replace LIBOR, benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) have replaced LIBOR in certain financial contracts. SOFR is a broad measure of the cost of overnight borrowing of cash through repurchase agreements collateralized by U.S. Treasury securities.

While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks relating to converting certain longer-term securities and transactions to a new ARR. There can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some legacy USD LIBOR instruments may provide for an alternative or fallback rate-setting methodology, there may be significant uncertainty regarding the effectiveness of such methodologies to replicate USD LIBOR; other legacy USD LIBOR instruments may not include such fallback rate-setting provisions at all or may not be able to rely on the statutory fallback mechanism, the effectiveness of which is also uncertain. While it is expected that the market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Fund. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future. All of the foregoing may adversely affect the Fund’s performance or NAV.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Fund’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.650%

Next $4.5 billion	0.600%

Next $5 billion	0.575%

Over $10 billion	0.550%

For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

26	Invesco Floating Rate ESG Fund

Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2024, the Adviser waived advisory fees of $94,054.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $117,378 in front-end sales commissions from the sale of Class A shares and $51,833 and $3,612 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$2,128,138,916	$204,173,262	$2,332,312,178

U.S. Dollar Denominated Bonds & Notes	–	159,843,449	–	159,843,449

Common Stocks & Other Equity Interests	8,485,614	26,309,517	39,758,499	74,553,630

Non-U.S. Dollar Denominated Bonds & Notes	–	67,585,295	130,070	67,715,365

Preferred Stocks	–	–	11,807,104	11,807,104

Money Market Funds	45,390,471	–	–	45,390,471

Total Investments in Securities	53,876,085	2,381,877,177	255,868,935	2,691,622,197

Other Investments – Assets*

Investments Matured	–	–	12,426	12,426

Forward Foreign Currency Contracts	–	2,093,145	–	2,093,145

	–	2,093,145	12,426	2,105,571

Other Investments – Liabilities*

Forward Foreign Currency Contracts	–	(6,432,872)	–	(6,432,872)

Total Other Investments	–	(4,339,727)	12,426	(4,327,301)

Total Investments	$53,876,085	$2,377,537,450	$255,881,361	$2,687,294,896

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

27	Invesco Floating Rate ESG Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2024:

	Value 08/31/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/24

Variable Rate Senior Loan Interests	$242,049,841	$82,924,183	$(89,829,620)	$1,794,519	$(366,957)	$(9,803,485)	$26,648,378	$(49,243,597)	$204,173,262

Common Stocks & Other Equity Interests	50,740,230	26,510,294	(29,300,627)	–	11,654,938	(12,491,555)	1,220,674	(8,575,455)	39,758,499

Preferred Stocks	1,065,869	–	–	–	–	4,326,255	6,414,980	–	11,807,104

Non-U.S. Dollar Denominated Bonds & Notes	431,324	–	(455,898)	15,433	(13,538)	152,749	–	–	130,070

Investments Matured	1,009,460	–	(723,423)	(3,512)	(499,593)	229,494	–	–	12,426

U.S. Dollar Denominated Bonds & Notes	217,908	–	(222,061)	–	–	4,153	–	–	–

Total	$295,514,632	$109,434,477	$(120,531,629)	$1,806,440	$10,774,850	$(17,582,389)	$34,284,032	$(57,819,052)	$255,881,361

* Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,093,145

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$2,093,145

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(6,432,872)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(6,432,872)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2024.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ –	$(1,265,542)	$(1,265,542)	$–	$–	$(1,265,542)

Barclays Bank PLC	469,042	(464,184)	4,858	–	–	4,858

BNP Paribas S.A.	689,030	(1,006,631)	(317,601)	–	–	(317,601)

Canadian Imperial Bank of Commerce	79,735	(454,981)	(375,246)	–	–	(375,246)

Goldman Sachs International	–	(1,961)	(1,961)	–	–	(1,961)

Morgan Stanley and Co. International PLC	–	(1,158,297)	(1,158,297)	–	–	(1,158,297)

State Street Bank & Trust Co.	149,924	(1,603,022)	(1,453,098)	–	–	(1,453,098)

Toronto-Dominion Bank (The)	705,414	(478,254)	227,160	–	–	227,160

Total	$2,093,145	$(6,432,872)	$(4,339,727)	$–	$–	$(4,339,727)

28	Invesco Floating Rate ESG Fund

Effect of Derivative Investments for the year ended August 31, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Currency
Risk
Realized Gain:

Forward foreign currency contracts	$8,282,407
Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	(10,464,872)

Total	$(2,182,465)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$791,668,572

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,307.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 16, 2024, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $1,027,500,000, collectively by certain Invesco Funds, and which will expire on February 14, 2025. Prior to February 16, 2024, the credit agreement permitted borrowings up to $1.07 billion. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2024, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29	Invesco Floating Rate ESG Fund

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2024. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan	$ 1,933,749	$ 10,877

Alter Domus (Chrysaor Bidco S.a.r.l.)	Delayed Draw Term Loan	124,689	585

Epicor Software Corp.	Delayed Draw Term Loan B	296,600	1,887

Groundworks LLC	Delayed Draw Term Loan	1,047,978	4,380

Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	6,253,825	(202,560)

MB2 Dental Solutions LLC	Revolver Loan	133,007	1,257

MB2 Dental Solutions LLC	Delayed Draw Term Loan	1,428,342	1,429

MB2 Dental Solutions LLC	Delayed Draw Term Loan	857,005	857

McDermott International Ltd.	LOC	2,256,312	(191,786)

Parques Reunidos (Piolin Bidco S.A.U.)	Revolver Loan	4,547,190	(43,835)

Ryan LLC (Ryan Tax)	Delayed Draw Term Loan	177,115	764

Tank Holding Corp.	Revolver Loan	839,656	(13,825)

V Global Holdings LLC	Revolver Loan	456,162	(28,470)

		$20,351,630	$(458,440)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:

	2024	2023

Ordinary income*	$248,021,663	$306,321,183

Return of capital	10,074,754	4,572,190

Total distributions	$258,096,417	$310,893,373

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(158,496,094)

Net unrealized appreciation (depreciation) – foreign currencies	(433,502)

Temporary book/tax differences	(110,031)

Capital loss carryforward	(425,890,270)

Shares of beneficial interest	3,249,582,138

Total net assets	$2,664,652,241

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, derivative instruments and debt modification.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

For the year ended August 31, 2024, the Subsidiary did not incur any current or deferred federal income tax expense.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$90,519,363	$335,370,907	$425,890,270

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $1,230,063,549 and $1,287,396,732, respectively. As of August 31, 2024, the aggregate cost of

30	Invesco Floating Rate ESG Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$64,743,274

Aggregate unrealized (depreciation) of investments	(223,239,368)

Net unrealized appreciation (depreciation) of investments	$(158,496,094)

 Cost of investments for tax purposes is $2,845,790,990.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2024, undistributed net investment income was increased by $17,583,898, undistributed net realized gain (loss) was decreased by $7,509,142 and shares of beneficial interest was decreased by $10,074,756. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

 At the year ended August 31, 2024, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$6,466,671	$4,906,518

JPMorgan Europe Ltd.	5,395,436	4,119,367

NOTE 13–Share Information

	Summary of Share Activity

	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	39,038,491	$265,297,043	24,740,287	$167,143,126

Class C	2,858,957	19,335,031	1,657,010	11,168,875

Class R	276,855	1,886,032	259,559	1,755,006

Class Y	68,844,788	466,948,520	122,766,037	829,675,105

Class R5	562,326	3,828,693	154,057	1,039,674

Class R6	27,742,873	188,247,400	36,935,311	249,790,827

Issued as reinvestment of dividends:
Class A	7,699,619	52,236,350	7,144,382	48,135,446

Class C	678,993	4,587,348	884,584	5,930,520

Class R	106,676	725,373	108,537	732,627

Class Y	11,271,396	76,396,915	16,953,732	114,003,113

Class R5	82,245	558,141	69,248	466,625

Class R6	6,458,434	43,730,464	6,085,864	40,903,230

Automatic conversion of Class C shares to Class A shares:
Class A	1,086,792	7,329,663	1,304,992	8,819,967

Class C	(1,091,617)	(7,329,663)	(1,310,811)	(8,819,967)

31	Invesco Floating Rate ESG Fund

	Summary of Share Activity

	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(30,277,736)	$(205,467,623)	(43,493,816)	$(294,042,422)

Class C	(3,282,290)	(22,221,645)	(4,282,558)	(28,791,625)

Class R	(320,022)	(2,179,119)	(341,385)	(2,306,431)

Class Y	(114,823,980)	(778,295,739)	(309,560,685)	(2,086,907,103)

Class R5	(471,620)	(3,202,485)	(199,142)	(1,349,631)

Class R6	(31,819,316)	(216,021,929)	(41,024,647)	(276,654,597)

Net increase (decrease) in share activity	(15,378,136)	$(103,611,230)	(181,149,444)	$(1,219,307,635)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32	Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Floating Rate ESG Fund and its subsidiary (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2024, the related consolidated statement of operations for the year ended August 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33	Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The

Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment

34	Invesco Floating Rate ESG Fund

strategies and/or investment restrictions and those of the funds in its performance universe and specifically that, unlike the Fund, many of the peer funds do not incorporate ESG criteria into the investment process. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth and fourth quintile, respectively, of its expense group and discussed with management reasons for such relative actual management fees and total expenses. As previously noted, the independent Trustees reviewed and considered additional information provided by management, which highlighted the additional complexity, infrastructure, resources and time required in managing an ESG-thematic fund, where the peers in the expense group may not incorporate ESG factors in their investment strategies, and the Fund’s leveraging of Invesco’s private credit platform. The independent Trustees met and discussed those responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

 The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related

35	Invesco Floating Rate ESG Fund

responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

36	Invesco Floating Rate ESG Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	99.42%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37	Invesco Floating Rate ESG Fund

Other Information Required in Form N-CSR (Items 8-11)

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.

Statement Regarding Basis for Approval of Investment Advisory Contracts

The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

38	Invesco Floating Rate ESG Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX ■ C: ASRCX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–71.31%
Belgium–0.99%
Cofinimmo S.A.	88,830	$6,065,805
Canada–3.14%
Allied Properties REIT	192,800	2,487,880
Canadian Apartment Properties REIT	135,100	5,251,021
RioCan REIT	220,100	3,045,943
StorageVault Canada, Inc.	2,320,955	8,335,564
		19,120,408
France–2.52%
Gecina S.A.	43,554	4,786,118
Unibail-Rodamco-Westfield SE	132,627	10,605,395
		15,391,513
Germany–3.56%
LEG Immobilien SE	120,578	11,644,200
Sirius Real Estate Ltd.	7,792,084	10,034,526
		21,678,726
Hong Kong–2.68%
Link REIT	1,966,300	9,240,662
Sun Hung Kai Properties Ltd.	730,000	7,092,263
		16,332,925
Japan–6.52%
GLP J-Reit	12,657	11,576,893
Mitsui Fudosan Co. Ltd.	1,668,900	18,077,518
Mitsui Fudosan Logistics Park, Inc.	1,085	3,264,849
Nippon Prologis REIT, Inc.	3,867	6,812,206
		39,731,466
Singapore–0.89%
CapitaLand Investment Ltd.	2,599,200	5,399,381
Spain–0.96%
Cellnex Telecom S.A.(a)	151,915	5,866,206
Sweden–0.81%
Castellum AB(b)	361,135	4,938,365
United Kingdom–4.71%
Land Securities Group PLC	818,384	6,794,243
LondonMetric Property PLC	2,337,971	6,305,307
Safestore Holdings PLC	372,228	4,256,195
Segro PLC	665,809	7,665,479
Tritax Big Box REIT PLC	1,705,499	3,664,162
		28,685,386
United States–44.53%
Alexandria Real Estate Equities, Inc.	141,236	16,887,589
American Homes 4 Rent, Class A	116,866	4,647,761
American Tower Corp.	41,669	9,336,356
Americold Realty Trust, Inc.(c)	232,111	6,731,219
Digital Realty Trust, Inc.	77,342	11,725,821
Equinix, Inc.	29,013	24,207,287
Extra Space Storage, Inc.	19,273	3,411,321
Healthpeak Properties, Inc.	221,440	4,933,683
Shares		Value
United States–(continued)
Host Hotels & Resorts, Inc.(c)	271,797	$4,810,807
Invitation Homes, Inc.	334,681	12,329,648
Kimco Realty Corp.	376,464	8,756,553
Lineage, Inc.(b)	48,431	4,063,361
Outfront Media, Inc.	460,179	7,846,052
Prologis, Inc.	337,387	43,124,806
Public Storage	70,187	24,124,676
Realty Income Corp.	287,663	17,866,749
Rexford Industrial Realty, Inc.(c)	383,012	19,502,971
Simon Property Group, Inc.	104,341	17,461,466
Sun Communities, Inc.(c)	64,583	8,734,205
Terreno Realty Corp.(c)	181,186	12,509,081
Ventas, Inc.	133,767	8,308,268
		271,319,680
Total Common Stocks & Other Equity Interests (Cost $392,841,408)		434,529,861
Principal Amount
Asset-Backed Securities–17.72%
BPR Trust, Series 2022-OANA, Class D, 9.03% (1 mo. Term SOFR + 3.70%), 04/15/2037(a)(d)	$875,000	876,383
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class D, 7.10% (1 mo. Term SOFR + 1.76%), 09/15/2036(a)(d)	6,000,000	5,910,010
Series 2021-VOLT, Class E, 7.45% (1 mo. Term SOFR + 2.11%), 09/15/2036(a)(d)	6,495,000	6,392,603
Series 2022-CSMO, Class C, 9.23% (1 mo. Term SOFR + 3.89%), 06/15/2027(a)(d)	600,000	603,957
Series 2022-CSMO, Class D, 9.67% (1 mo. Term SOFR + 4.34%), 06/15/2027(a)(d)	2,380,000	2,398,130
BX Trust,
Series 2021-MFM1, Class E, 7.70% (1 mo. Term SOFR + 2.36%), 01/15/2034(a)(d)	7,350,000	7,188,738
Series 2019-OC11, Class E, 4.08%, 12/09/2041(a)(e)	4,000,000	3,540,082
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class E, 8.36% (1 mo. Term SOFR + 3.02%), 02/15/2039(a)(d)	500,000	438,554
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/2039(a)(e)	1,000,000	880,575
Citigroup Commercial Mortgage Trust,
Series 2020-420K, Class E, 3.42%, 11/10/2042(a)(e)	4,586,000	3,737,410
Series 2020-555, Class F, 3.62%, 12/10/2041(a)(e)	800,000	624,337
Series 2020-555, Class E, 3.62%, 12/10/2041(a)(e)	427,000	341,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Global Real Estate Income Fund

Principal Amount		Value
Commercial Mortgage Trust,
Series 2019-GC44, Class 180B, 3.51%, 08/15/2057(a)(e)	$1,500,000	$1,466,479
Series 2020-SBX, Class D, 2.40%, 01/10/2038(a)(e)	6,200,000	4,953,967
Series 2019-GC44, Class 180C, 3.51%, 08/15/2057(a)(e)	5,500,000	5,339,125
CONE Trust, Series 2024-DFW1, Class D, 8.38% (1 mo. Term SOFR + 3.04%), 08/15/2041(a)(d)	1,200,000	1,202,255
Credit Suisse Mortgage Capital Trust, Series 2021-BHAR, Class E, 8.95% (1 mo. Term SOFR + 3.61%), 11/15/2038(a)(d)	3,000,000	2,962,285
CSMC, Series 2021-BHAR, Class C, 7.45% (1 mo. Term SOFR + 2.11%), 11/15/2038(a)(d)	170,000	168,316
GS Mortgage Securities Corp. Trust, Series 2022-GTWY, Class A, 8.74% (1 mo. Term SOFR + 3.40%), 08/15/2039(a)(d)	10,050,000	10,032,431
Hawaii Hotel Trust, Series 2019-MAUI, Class E, 7.79% (1 mo. Term SOFR + 2.46%), 05/15/2038(a)(d)	200,000	198,751
Hilton USA Trust, Series 2016-HHV, Class E, 4.33%, 11/05/2038(a)(e)	5,281,000	5,028,449
Independence Plaza Trust, Series 2018-INDP, Class E, 5.00%, 07/10/2035(a)	7,000,000	6,447,892
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-UES, Class F, 4.60%, 05/05/2032(a)(e)	558,000	514,460
Series 2019-UES, Class B, 4.14%, 05/05/2032(a)	1,084,000	1,046,523
Series 2019-UES, Class C, 4.34%, 05/05/2032(a)	116,000	112,068
Series 2019-UES, Class D, 4.60%, 05/05/2032(a)(e)	119,000	114,223
Series 2019-UES, Class E, 4.60%, 05/05/2032(a)(e)	138,000	131,635
Series 2019-UES, Class G, 4.60%, 05/05/2032(a)(e)	158,000	142,526
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, 8.05% (1 mo. Term SOFR + 2.72%), 04/15/2038(a)(d)	8,724,318	8,541,258
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class AMZ3, 3.62%, 01/15/2037(a)(e)	5,326,000	2,836,889
Series 2020-2PAC, Class AMZ2, 3.62%, 01/15/2037(a)(e)	800,000	506,061
Series 2018-SOX, Class E, 4.93%, 06/17/2038(a)(e)	922,000	857,970
SREIT Trust, Series 2021-PALM, Class E, 7.36% (1 mo. Term SOFR + 2.02%), 10/15/2034(a)(d)	1,240,000	1,206,065
STWD Trust,
Series 2021-FLWR, Class E, 7.38% (1 mo. Term SOFR + 2.04%), 07/15/2036(a)(d)	4,950,000	4,885,889
Series 2021-FLWR, Class F, 8.12% (1 mo. Term SOFR + 2.79%), 07/15/2036(a)(d)	3,400,000	3,356,929
Principal Amount		Value
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038(a)	$14,154,000	$12,982,028
Total Asset-Backed Securities (Cost $111,955,000)		107,966,733
Shares
Preferred Stocks–7.25%
United States–7.25%
American Homes 4 Rent, 5.88%, Series G, Pfd.	84,200	1,989,646
American Homes 4 Rent, 6.25%, Series H, Pfd.	200,100	4,998,498
DiamondRock Hospitality Co., 8.25%, Pfd.	168,578	4,281,881
National Storage Affiliates Trust, 6.00%, Series A, Pfd.	243,300	5,566,704
Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.(f)	223,861	5,025,679
Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	173,676	3,793,084
SITE Centers Corp., 6.38%, Series A, Pfd.	214,100	5,052,760
UMH Properties, Inc., 6.38%, Series D, Pfd.(f)	566,800	13,461,500
Total Preferred Stocks (Cost $45,137,560)		44,169,752
Principal Amount
Municipal Obligations–1.26%
United States–1.26%
New York City Housing Development Corp. (8 Spruce Street), Series 2014, Ref. RB, 3.71%, 02/15/2048 (Cost $7,333,747)	$7,735,000	7,710,000
Shares
Money Market Funds–2.14%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(f)(g)	4,566,512	4,566,512
Invesco Treasury Portfolio, Institutional Class, 5.15%(f)(g)	8,480,393	8,480,393
Total Money Market Funds (Cost $13,046,905)		13,046,905
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.68% (Cost $570,314,620)		607,423,251
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.25%
Invesco Private Government Fund, 5.28%(f)(g)(h)	5,460,184	5,460,184
Invesco Private Prime Fund, 5.46%(f)(g)(h)	14,332,846	14,338,579
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,798,341)		19,798,763
TOTAL INVESTMENTS IN SECURITIES—102.93% (Cost $590,112,961)		627,222,014
OTHER ASSETS LESS LIABILITIES–(2.93)%		(17,882,674)
NET ASSETS–100.00%		$609,339,340
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Global Real Estate Income Fund

Investment Abbreviations:
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $113,832,939, which represented 18.68% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2024.
(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2024.
(f)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,655,129	$53,306,140	$(58,394,757)	$-	$-	$4,566,512	$402,781
Invesco Liquid Assets Portfolio, Institutional Class	6,895,829	32,645,226	(39,545,514)	(4)	4,463	-	272,468
Invesco Treasury Portfolio, Institutional Class	11,034,434	70,859,639	(73,413,680)	-	-	8,480,393	480,674
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	728,598	73,976,583	(69,244,997)	-	-	5,460,184	142,208*
Invesco Private Prime Fund	1,873,540	160,278,789	(147,816,122)	422	1,950	14,338,579	379,140*
Investments in Other Affiliates:
Pebblebrook Hotel Trust, Series E, Pfd.**	4,539,901	-	-	485,778	-	5,025,679	356,781
UMH Properties, Inc., Series D, Pfd.**	12,390,248	-	(137,254)	1,208,506	-	13,461,500	903,338
Total	$47,117,679	$391,066,377	$(388,552,324)	$1,694,702	$6,413	$51,332,847	$2,937,390

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
**	As of August 31, 2023, this security was not considered as an affiliate of the Fund.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $538,104,182)*	$575,889,167
Investments in affiliates, at value (Cost $52,008,779)	51,332,847
Foreign currencies, at value (Cost $1,417,471)	1,420,459
Receivable for:
Fund shares sold	103,460
Dividends	1,121,253
Interest	445,878
Investment for trustee deferred compensation and retirement plans	118,433
Other assets	123,732
Total assets	630,555,229
Liabilities:
Payable for:
Investments purchased	834,307
Fund shares reacquired	149,369
Collateral upon return of securities loaned	19,798,341
Accrued fees to affiliates	232,861
Accrued trustees’ and officers’ fees and benefits	2,955
Accrued other operating expenses	73,507
Trustee deferred compensation and retirement plans	124,549
Total liabilities	21,215,889
Net assets applicable to shares outstanding	$609,339,340
Net assets consist of:
Shares of beneficial interest	$607,956,959
Distributable earnings	1,382,381
$609,339,340
Net Assets:
Class A	$87,525,967
Class C	$2,197,475
Class Y	$327,309,645
Class R5	$1,395,628
Class R6	$190,910,625
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,114,383
Class C	254,218
Class Y	37,951,357
Class R5	161,671
Class R6	22,083,174
Class A:
Net asset value per share	$8.65
Maximum offering price per share (Net asset value of $8.65 ÷ 94.50%)	$9.15
Class C:
Net asset value and offering price per share	$8.64
Class Y:
Net asset value and offering price per share	$8.62
Class R5:
Net asset value and offering price per share	$8.63
Class R6:
Net asset value and offering price per share	$8.65

*	At August 31, 2024, securities with an aggregate value of $19,597,399 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Real Estate Income Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$10,992,289
Dividends (net of foreign withholding taxes of $661,210)	15,142,953
Dividends from affiliates (includes net securities lending income of $12,568)	2,428,610
Total investment income	28,563,852
Expenses:
Advisory fees	4,360,949
Administrative services fees	83,368
Custodian fees	18,613
Distribution fees:
Class A	219,616
Class C	27,635
Transfer agent fees — A, C and Y	767,838
Transfer agent fees — R5	1,276
Transfer agent fees — R6	58,179
Trustees’ and officers’ fees and benefits	26,716
Registration and filing fees	77,535
Reports to shareholders	112,205
Professional services fees	70,917
Other	33,602
Total expenses	5,858,449
Less: Fees waived and/or expense offset arrangement(s)	(27,889)
Net expenses	5,830,560
Net investment income	22,733,292
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,187,508)
Affiliated investment securities	6,413
Foreign currencies	(6,912)
(11,188,007)
Change in net unrealized appreciation of:
Unaffiliated investment securities	62,489,624
Affiliated investment securities	1,694,702
Foreign currencies	37,040
64,221,366
Net realized and unrealized gain	53,033,359
Net increase in net assets resulting from operations	$75,766,651
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$22,733,292	$21,760,949
Net realized gain (loss)	(11,188,007)	(9,204,985)
Change in net unrealized appreciation (depreciation)	64,221,366	(30,840,314)
Net increase (decrease) in net assets resulting from operations	75,766,651	(18,284,350)
Distributions to shareholders from distributable earnings:
Class A	(3,093,803)	(2,443,875)
Class C	(78,316)	(74,239)
Class Y	(11,493,555)	(7,676,883)
Class R5	(49,275)	(35,932)
Class R6	(7,643,317)	(5,605,758)
Total distributions from distributable earnings	(22,358,266)	(15,836,687)
Share transactions–net:
Class A	(13,335,143)	(16,568,731)
Class C	(1,322,934)	(2,180,572)
Class Y	(3,139,543)	13,177,665
Class R5	(19,771)	(43,646)
Class R6	(22,551,930)	(5,560,973)
Net increase (decrease) in net assets resulting from share transactions	(40,369,321)	(11,176,257)
Net increase (decrease) in net assets	13,039,064	(45,297,294)
Net assets:
Beginning of year	596,300,276	641,597,570
End of year	$609,339,340	$596,300,276
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Real Estate Income Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$7.93	$0.29	$0.71	$1.00	$(0.28)	$—	$—	$(0.28)	$8.65	12.96%	$87,526	1.26%	1.26%	3.61%	49%
Year ended 08/31/23	8.35	0.27	(0.50)	(0.23)	(0.19)	—	—	(0.19)	7.93	(2.69)	93,512	1.21	1.21	3.39	78
Year ended 08/31/22	9.88	0.16	(1.48)	(1.32)	(0.12)	—	(0.09)	(0.21)	8.35	(13.56)	116,084	1.20	1.20	1.69	39
Year ended 08/31/21	8.06	0.14	1.84	1.98	(0.16)	—	—	(0.16)	9.88	24.81(d)	149,008	1.19(d)	1.19(d)	1.63(d)	41
Year ended 08/31/20	9.57	0.21	(0.99)	(0.78)	(0.48)	(0.25)	—	(0.73)	8.06	(8.55)	135,022	1.22	1.22	2.48	72
Class C
Year ended 08/31/24	7.92	0.23	0.71	0.94	(0.22)	—	—	(0.22)	8.64	12.13	2,197	2.01	2.01	2.86	49
Year ended 08/31/23	8.34	0.21	(0.50)	(0.29)	(0.13)	—	—	(0.13)	7.92	(3.45)	3,304	1.96	1.96	2.64	78
Year ended 08/31/22	9.86	0.09	(1.47)	(1.38)	(0.08)	—	(0.06)	(0.14)	8.34	(14.15)	5,782	1.95	1.95	0.94	39
Year ended 08/31/21	8.05	0.08	1.82	1.90	(0.09)	—	—	(0.09)	9.86	23.79	9,722	1.95	1.95	0.87	41
Year ended 08/31/20	9.55	0.15	(0.99)	(0.84)	(0.41)	(0.25)	—	(0.66)	8.05	(9.22)	21,394	1.97	1.97	1.73	72
Class Y
Year ended 08/31/24	7.90	0.31	0.71	1.02	(0.30)	—	—	(0.30)	8.62	13.29	327,310	1.01	1.01	3.86	49
Year ended 08/31/23	8.33	0.29	(0.51)	(0.22)	(0.21)	—	—	(0.21)	7.90	(2.57)	301,210	0.96	0.96	3.64	78
Year ended 08/31/22	9.84	0.18	(1.46)	(1.28)	(0.13)	—	(0.10)	(0.23)	8.33	(13.20)	305,110	0.95	0.95	1.94	39
Year ended 08/31/21	8.03	0.17	1.82	1.99	(0.18)	—	—	(0.18)	9.84	25.08	347,456	0.95	0.95	1.87	41
Year ended 08/31/20	9.54	0.23	(0.99)	(0.76)	(0.50)	(0.25)	—	(0.75)	8.03	(8.34)	296,997	0.97	0.97	2.73	72
Class R5
Year ended 08/31/24	7.91	0.31	0.72	1.03	(0.31)	—	—	(0.31)	8.63	13.38	1,396	0.91	0.91	3.96	49
Year ended 08/31/23	8.33	0.29	(0.49)	(0.20)	(0.22)	—	—	(0.22)	7.91	(2.38)	1,303	0.89	0.89	3.71	78
Year ended 08/31/22	9.87	0.19	(1.49)	(1.30)	(0.13)	—	(0.11)	(0.24)	8.33	(13.41)	1,424	0.89	0.89	2.00	39
Year ended 08/31/21	8.05	0.17	1.83	2.00	(0.18)	—	—	(0.18)	9.87	25.21	3,504	0.89	0.89	1.93	41
Year ended 08/31/20	9.56	0.24	(1.00)	(0.76)	(0.50)	(0.25)	—	(0.75)	8.05	(8.27)	2,940	0.91	0.91	2.79	72
Class R6
Year ended 08/31/24	7.92	0.32	0.72	1.04	(0.31)	—	—	(0.31)	8.65	13.58	190,911	0.84	0.84	4.03	49
Year ended 08/31/23	8.35	0.30	(0.51)	(0.21)	(0.22)	—	—	(0.22)	7.92	(2.42)	196,972	0.82	0.82	3.78	78
Year ended 08/31/22	9.87	0.19	(1.47)	(1.28)	(0.13)	—	(0.11)	(0.24)	8.35	(13.14)	213,197	0.82	0.82	2.07	39
Year ended 08/31/21	8.05	0.18	1.83	2.01	(0.19)	—	—	(0.19)	9.87	25.33	243,338	0.80	0.80	2.02	41
Year ended 08/31/20	9.56	0.24	(0.99)	(0.75)	(0.51)	(0.25)	—	(0.76)	8.05	(8.17)	205,791	0.82	0.82	2.88	72

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2021.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Global Real Estate Income Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco Global Real Estate Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
10	Invesco Global Real Estate Income Fund

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $902 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the
11	Invesco Global Real Estate Income Fund

"Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $24,647.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $3,369 in front-end sales commissions from the sale of Class A shares and $108 and $143 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $2,229 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
12	Invesco Global Real Estate Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$—	$6,065,805	$—	$6,065,805
Canada	19,120,408	—	—	19,120,408
Cayman Islands	—	12,982,028	—	12,982,028
France	—	15,391,513	—	15,391,513
Germany	—	21,678,726	—	21,678,726
Hong Kong	—	16,332,925	—	16,332,925
Japan	—	39,731,466	—	39,731,466
Singapore	—	5,399,381	—	5,399,381
Spain	—	5,866,206	—	5,866,206
Sweden	—	4,938,365	—	4,938,365
United Kingdom	—	28,685,386	—	28,685,386
United States	315,489,432	102,694,705	—	418,184,137
Money Market Funds	13,046,905	19,798,763	—	32,845,668
Total Investments	$347,656,745	$279,565,269	$—	$627,222,014
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,242.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$22,358,266	$15,836,687

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$4,437,781
Net unrealized appreciation — investments	37,183,464
Net unrealized appreciation — foreign currencies	12,421
Temporary book/tax differences	(75,079)
Capital loss carryforward	(40,176,206)
Shares of beneficial interest	607,956,959
Total net assets	$609,339,340
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies and partnerships.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
13	Invesco Global Real Estate Income Fund

The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,240,660	$32,935,546	$40,176,206
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $274,126,060 and $299,924,102, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$62,483,556
Aggregate unrealized (depreciation) of investments	(25,300,092)
Net unrealized appreciation of investments	$37,183,464
Cost of investments for tax purposes is $590,038,550.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of REITs, partnerships and amortization and accretion on debt securities, on August 31, 2024, undistributed net investment income was decreased by $271,847, undistributed net realized gain (loss) was increased by $254,766 and shares of beneficial interest was increased by $17,081. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	521,813	$4,170,131	784,402	$6,219,838
Class C	19,084	150,144	28,186	220,521
Class Y	12,201,971	96,496,879	12,424,655	98,941,273
Class R5	41,555	335,394	16,810	134,803
Class R6	648,425	5,201,153	2,029,257	15,881,336
Issued as reinvestment of dividends:
Class A	313,791	2,505,532	235,482	1,838,951
Class C	7,143	57,108	6,984	54,587
Class Y	1,236,851	9,830,045	804,678	6,254,788
Class R5	6,056	48,121	4,302	33,482
Class R6	943,902	7,513,696	705,982	5,503,062
Automatic conversion of Class C shares to Class A shares:
Class A	82,757	667,406	145,994	1,139,001
Class C	(82,844)	(667,406)	(146,042)	(1,139,001)
Reacquired:
Class A	(2,596,969)	(20,678,212)	(3,269,658)	(25,766,521)
Class C	(106,262)	(862,780)	(165,030)	(1,316,679)
Class Y	(13,602,099)	(109,466,467)	(11,761,099)	(92,018,396)
Class R5	(50,606)	(403,286)	(27,254)	(211,931)
Class R6	(4,373,917)	(35,266,779)	(3,414,415)	(26,945,371)
Net increase (decrease) in share activity	(4,789,349)	$(40,369,321)	(1,596,766)	$(11,176,257)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 23% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
14	Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity
16	Invesco Global Real Estate Income Fund

funds while the Fund has a fixed income component which may result in lagging performance relative to peers during strong equity markets. The Board considered that the Fund underwent a change in portfolio management in 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and the same as, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a
result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the
17	Invesco Global Real Estate Income Fund

benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco Global Real Estate Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	17.32%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	34.72%
Business Interest Income*	37.26%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco Global Real Estate Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco Global Real Estate Income Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Growth and Income Fund
Nasdaq:
A: ACGIX ■ C: ACGKX ■ R: ACGLX ■ Y: ACGMX ■ R5: ACGQX ■ R6: GIFFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–98.21%
Aerospace & Defense–2.58%
RTX Corp.	593,978	$73,261,247
Textron, Inc.	385,450	35,153,040
		108,414,287
Air Freight & Logistics–1.44%
FedEx Corp.	202,883	60,615,354
Application Software–1.05%
Salesforce, Inc.	175,205	44,309,345
Asset Management & Custody Banks–1.36%
KKR & Co., Inc., Class A	462,145	57,199,687
Automobile Manufacturers–1.36%
General Motors Co.	1,151,598	57,326,548
Broadline Retail–2.02%
Amazon.com, Inc.(b)	476,682	85,087,737
Building Products–2.09%
Johnson Controls International PLC	1,203,949	87,707,685
Cable & Satellite–0.65%
Comcast Corp., Class A	695,641	27,526,514
Cargo Ground Transportation–0.85%
J.B. Hunt Transport Services, Inc.	207,438	35,928,262
Casinos & Gaming–0.73%
Las Vegas Sands Corp.	786,071	30,648,908
Communications Equipment–1.05%
Cisco Systems, Inc.	871,126	44,026,708
Consumer Finance–0.96%
American Express Co.	155,779	40,292,238
Distributors–0.90%
Genuine Parts Co.	262,809	37,650,017
Diversified Banks–8.18%
Bank of America Corp.	3,332,664	135,806,058
PNC Financial Services Group, Inc. (The)	384,738	71,211,156
Wells Fargo & Co.	2,347,138	137,237,159
		344,254,373
Electric Utilities–3.30%
American Electric Power Co., Inc.	468,368	46,967,943
FirstEnergy Corp.	871,775	38,288,358
PPL Corp.	1,673,803	53,411,054
		138,667,355
Electrical Components & Equipment–1.16%
Emerson Electric Co.	461,761	48,664,992
Electronic Components–0.92%
Coherent Corp.(b)	498,057	38,823,543
Electronic Equipment & Instruments–1.11%
Zebra Technologies Corp., Class A(b)	135,325	46,738,548
Shares		Value
Electronic Manufacturing Services–0.99%
TE Connectivity Ltd.	269,986	$41,469,850
Fertilizers & Agricultural Chemicals–0.83%
Corteva, Inc.	605,991	34,723,284
Food Distributors–2.50%
Sysco Corp.	747,299	58,266,903
US Foods Holding Corp.(b)	792,225	46,907,642
		105,174,545
Gold–0.79%
Barrick Gold Corp. (Canada)	1,644,053	33,193,430
Health Care Equipment–2.47%
GE HealthCare Technologies, Inc.	347,641	29,486,910
Medtronic PLC	840,381	74,440,949
		103,927,859
Health Care Services–1.57%
Cigna Group (The)	93,270	33,746,019
CVS Health Corp.	560,460	32,080,730
		65,826,749
Industrial Machinery & Supplies & Components–3.04%
Parker-Hannifin Corp.	152,278	91,397,256
Stanley Black & Decker, Inc.	355,542	36,393,279
		127,790,535
Insurance Brokers–1.78%
Willis Towers Watson PLC	256,702	74,985,221
Integrated Oil & Gas–5.89%
Chevron Corp.	404,014	59,773,871
Exxon Mobil Corp.	824,948	97,294,367
Shell PLC (United Kingdom)	1,158,651	41,055,088
Suncor Energy, Inc. (Canada)(c)	1,228,377	49,822,348
		247,945,674
Interactive Media & Services–3.29%
Alphabet, Inc., Class A	545,669	89,151,401
Meta Platforms, Inc., Class A	94,234	49,125,127
		138,276,528
Investment Banking & Brokerage–2.81%
Charles Schwab Corp. (The)	815,977	53,120,103
Goldman Sachs Group, Inc. (The)	127,740	65,179,335
		118,299,438
IT Consulting & Other Services–1.27%
Cognizant Technology Solutions Corp., Class A	684,651	53,245,308
Managed Health Care–4.32%
Centene Corp.(b)	482,986	38,073,786
Elevance Health, Inc.	65,387	36,413,367
Humana, Inc.	134,756	47,766,959
UnitedHealth Group, Inc.	100,759	59,467,962
		181,722,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Growth and Income Fund

Shares		Value
Movies & Entertainment–1.20%
Walt Disney Co. (The)	560,419	$50,650,669
Multi-line Insurance–1.26%
American International Group, Inc.	685,350	52,806,217
Oil & Gas Exploration & Production–1.93%
ConocoPhillips	713,807	81,224,099
Oil & Gas Refining & Marketing–0.72%
Phillips 66	215,416	30,225,019
Packaged Foods & Meats–1.02%
Kraft Heinz Co. (The)	1,216,848	43,112,925
Pharmaceuticals–5.79%
Bristol-Myers Squibb Co.	986,484	49,274,876
Johnson & Johnson	546,640	90,665,710
Merck & Co., Inc.	32,179	3,811,602
Pfizer, Inc.	1,084,895	31,472,804
Sanofi S.A.	609,761	68,438,409
		243,663,401
Property & Casualty Insurance–1.06%
Allstate Corp. (The)	235,051	44,410,536
Rail Transportation–2.57%
CSX Corp.	1,473,145	50,484,679
Norfolk Southern Corp.	225,485	57,760,238
		108,244,917
Real Estate Services–2.29%
CBRE Group, Inc., Class A(b)	835,928	96,248,750
Regional Banks–1.61%
Citizens Financial Group, Inc.	1,575,911	67,842,969
Restaurants–0.82%
Starbucks Corp.	363,560	34,381,869
Semiconductor Materials & Equipment–0.69%
Lam Research Corp.	35,175	28,879,027
Semiconductors–3.26%
Microchip Technology, Inc.	485,033	39,850,311
Micron Technology, Inc.	541,805	52,143,313
NXP Semiconductors N.V. (China)	175,321	44,945,292
		136,938,916
Specialty Chemicals–1.77%
DuPont de Nemours, Inc.	531,380	44,768,765
Shares		Value
Specialty Chemicals–(continued)
PPG Industries, Inc.	228,407	$29,631,240
		74,400,005
Systems Software–1.78%
Oracle Corp.	531,097	75,038,695
Tobacco–1.73%
Philip Morris International, Inc.	591,618	72,940,583
Trading Companies & Distributors–1.40%
Ferguson Enterprises, Inc.	286,524	58,940,852
Transaction & Payment Processing Services–2.77%
Fidelity National Information Services, Inc.	448,911	37,012,712
Fiserv, Inc.(b)	455,863	79,593,680
		116,606,392
Wireless Telecommunication Services–1.28%
T-Mobile US, Inc.	270,093	53,672,881
Total Common Stocks & Other Equity Interests (Cost $2,809,010,037)		4,130,691,318
Money Market Funds–1.69%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(e)	24,923,577	24,923,577
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(e)	46,287,402	46,287,402
Total Money Market Funds (Cost $71,210,979)		71,210,979
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $2,880,221,016)		4,201,902,297
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.25%
Invesco Private Government Fund, 5.28%(d)(e)(f)	14,526,116	14,526,116
Invesco Private Prime Fund, 5.46%(d)(e)(f)	37,829,904	37,845,036
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,371,152)		52,371,152
TOTAL INVESTMENTS IN SECURITIES–101.15% (Cost $2,932,592,168)		4,254,273,449
OTHER ASSETS LESS LIABILITIES—(1.15)%		(48,190,387)
NET ASSETS–100.00%		$4,206,083,062
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Growth and Income Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$25,782,759	$183,498,591	$(184,357,773)	$-	$-	$24,923,577	$1,335,613
Invesco Liquid Assets Portfolio, Institutional Class	18,413,442	120,599,979	(139,016,994)	-	3,573	-	881,252
Invesco Treasury Portfolio, Institutional Class	29,466,010	239,661,641	(222,840,249)	-	-	46,287,402	1,616,171
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,200,912	342,685,168	(329,359,964)	-	-	14,526,116	373,475*
Invesco Private Prime Fund	3,088,061	837,662,126	(802,920,473)	-	15,322	37,845,036	1,018,078*
Total	$77,951,184	$1,724,107,505	$(1,678,495,453)	$-	$18,895	$123,582,131	$5,224,589

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/06/2024	State Street Bank & Trust Co.	CAD	1,262,158	USD	938,608	$1,951
09/06/2024	State Street Bank & Trust Co.	EUR	1,444,015	USD	1,608,871	12,510
09/06/2024	State Street Bank & Trust Co.	USD	3,995,151	CAD	5,483,697	74,344
09/06/2024	State Street Bank & Trust Co.	USD	2,386,710	EUR	2,189,007	33,241
09/06/2024	State Street Bank & Trust Co.	USD	2,735,057	GBP	2,125,656	56,638
Subtotal—Appreciation						178,684
Currency Risk
09/06/2024	Bank of New York Mellon (The)	CAD	48,947,820	USD	35,484,992	(839,575)
09/06/2024	State Street Bank & Trust Co.	CAD	7,105,087	USD	5,170,955	(101,785)
09/06/2024	State Street Bank & Trust Co.	EUR	46,852,070	USD	50,994,598	(800,453)
09/06/2024	State Street Bank & Trust Co.	GBP	25,875,105	USD	33,279,749	(702,891)
09/06/2024	State Street Bank & Trust Co.	USD	930,092	CAD	1,252,945	(271)
09/06/2024	State Street Bank & Trust Co.	USD	423,571	GBP	321,525	(1,301)
Subtotal—Depreciation						(2,446,276)
Total Forward Foreign Currency Contracts						$(2,267,592)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Growth and Income Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $2,809,010,037)*	$4,130,691,318
Investments in affiliated money market funds, at value (Cost $123,582,131)	123,582,131
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	178,684
Foreign currencies, at value (Cost $997)	985
Receivable for:
Fund shares sold	706,982
Dividends	9,395,646
Investment for trustee deferred compensation and retirement plans	645,237
Other assets	78,370
Total assets	4,265,279,353
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,446,276
Payable for:
Fund shares reacquired	1,905,521
Collateral upon return of securities loaned	52,371,152
Accrued fees to affiliates	1,635,511
Accrued trustees’ and officers’ fees and benefits	6,001
Accrued other operating expenses	143,701
Trustee deferred compensation and retirement plans	688,129
Total liabilities	59,196,291
Net assets applicable to shares outstanding	$4,206,083,062
Net assets consist of:
Shares of beneficial interest	$2,665,586,277
Distributable earnings	1,540,496,785
$4,206,083,062
Net Assets:
Class A	$2,652,125,650
Class C	$28,957,986
Class R	$52,197,933
Class Y	$367,897,544
Class R5	$250,612,866
Class R6	$854,291,083
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	115,270,118
Class C	1,288,871
Class R	2,264,333
Class Y	15,975,972
Class R5	10,863,418
Class R6	37,028,393
Class A:
Net asset value per share	$23.01
Maximum offering price per share (Net asset value of $23.01 ÷ 94.50%)	$24.35
Class C:
Net asset value and offering price per share	$22.47
Class R:
Net asset value and offering price per share	$23.05
Class Y:
Net asset value and offering price per share	$23.03
Class R5:
Net asset value and offering price per share	$23.07
Class R6:
Net asset value and offering price per share	$23.07

*	At August 31, 2024, securities with an aggregate value of $49,302,405 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Growth and Income Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $413,702)	$83,398,545
Dividends from affiliated money market funds (includes net securities lending income of $84,034)	3,917,070
Total investment income	87,315,615
Expenses:
Advisory fees	14,327,353
Administrative services fees	573,321
Custodian fees	30,606
Distribution fees:
Class A	6,237,714
Class C	292,285
Class R	270,346
Transfer agent fees — A, C, R and Y	4,140,044
Transfer agent fees — R5	235,562
Transfer agent fees — R6	246,444
Trustees’ and officers’ fees and benefits	58,313
Registration and filing fees	131,362
Reports to shareholders	621,536
Professional services fees	96,990
Other	84,886
Total expenses	27,346,762
Less: Fees waived and/or expense offset arrangement(s)	(111,506)
Net expenses	27,235,256
Net investment income	60,080,359
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	345,120,620
Affiliated investment securities	18,895
Foreign currencies	75,595
Forward foreign currency contracts	2,705,268
347,920,378
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	406,212,287
Foreign currencies	11,682
Forward foreign currency contracts	(2,779,517)
403,444,452
Net realized and unrealized gain	751,364,830
Net increase in net assets resulting from operations	$811,445,189
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Growth and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$60,080,359	$70,305,122
Net realized gain	347,920,378	413,678,602
Change in net unrealized appreciation (depreciation)	403,444,452	(156,674,314)
Net increase in net assets resulting from operations	811,445,189	327,309,410
Distributions to shareholders from distributable earnings:
Class A	(300,185,564)	(278,048,140)
Class C	(3,460,670)	(3,399,405)
Class R	(6,532,451)	(5,572,665)
Class Y	(43,157,093)	(47,847,695)
Class R5	(28,332,007)	(46,057,592)
Class R6	(103,212,723)	(92,701,026)
Total distributions from distributable earnings	(484,880,508)	(473,626,523)
Share transactions–net:
Class A	7,428,976	25,839,646
Class C	(3,154,855)	(1,406,441)
Class R	(5,373,337)	3,617,666
Class Y	(10,026,423)	(59,848,236)
Class R5	(98,768,283)	(52,597,046)
Class R6	(14,825,913)	(104,881,583)
Net increase (decrease) in net assets resulting from share transactions	(124,719,835)	(189,275,994)
Net increase (decrease) in net assets	201,844,846	(335,593,107)
Net assets:
Beginning of year	4,004,238,216	4,339,831,323
End of year	$4,206,083,062	$4,004,238,216
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Growth and Income Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$21.37	$0.30	$4.04	$4.34	$(0.32)	$(2.38)	$(2.70)	$23.01	22.39%	$2,652,126	0.79%	0.79%	1.40%	25%
Year ended 08/31/23	22.20	0.33	1.36	1.69	(0.38)	(2.14)	(2.52)	21.37	8.00	2,438,756	0.79	0.79	1.57	21
Year ended 08/31/22	28.10	0.32	(1.13)	(0.81)	(0.29)	(4.80)	(5.09)	22.20	(3.90)	2,499,911	0.78	0.78	1.28	23
Year ended 08/31/21	20.01	0.30	8.63	8.93	(0.35)	(0.49)	(0.84)	28.10	45.62	2,844,145	0.80	0.80	1.22	33
Year ended 08/31/20	22.89	0.41	(1.24)	(0.83)	(0.44)	(1.61)	(2.05)	20.01	(4.39)	2,609,002	0.81	0.81	1.97	26
Class C
Year ended 08/31/24	20.93	0.14	3.94	4.08	(0.16)	(2.38)	(2.54)	22.47	21.44(d)	28,958	1.53(d)	1.53(d)	0.66(d)	25
Year ended 08/31/23	21.77	0.18	1.33	1.51	(0.21)	(2.14)	(2.35)	20.93	7.25(d)	29,875	1.52(d)	1.52(d)	0.84(d)	21
Year ended 08/31/22	27.69	0.13	(1.09)	(0.96)	(0.16)	(4.80)	(4.96)	21.77	(4.58)(d)	32,497	1.52(d)	1.52(d)	0.54(d)	23
Year ended 08/31/21	19.73	0.12	8.51	8.63	(0.18)	(0.49)	(0.67)	27.69	44.53(d)	39,357	1.50(d)	1.50(d)	0.52(d)	33
Year ended 08/31/20	22.57	0.25	(1.20)	(0.95)	(0.28)	(1.61)	(1.89)	19.73	(5.05)	38,808	1.56	1.56	1.22	26
Class R
Year ended 08/31/24	21.41	0.25	4.03	4.28	(0.26)	(2.38)	(2.64)	23.05	22.03	52,198	1.04	1.04	1.15	25
Year ended 08/31/23	22.23	0.28	1.36	1.64	(0.32)	(2.14)	(2.46)	21.41	7.75	53,250	1.04	1.04	1.32	21
Year ended 08/31/22	28.13	0.25	(1.13)	(0.88)	(0.22)	(4.80)	(5.02)	22.23	(4.14)	51,354	1.03	1.03	1.03	23
Year ended 08/31/21	20.03	0.24	8.64	8.88	(0.29)	(0.49)	(0.78)	28.13	45.26	60,808	1.05	1.05	0.97	33
Year ended 08/31/20	22.90	0.36	(1.23)	(0.87)	(0.39)	(1.61)	(2.00)	20.03	(4.60)	61,342	1.06	1.06	1.72	26
Class Y
Year ended 08/31/24	21.39	0.35	4.04	4.39	(0.37)	(2.38)	(2.75)	23.03	22.67	367,898	0.54	0.54	1.65	25
Year ended 08/31/23	22.22	0.39	1.35	1.74	(0.43)	(2.14)	(2.57)	21.39	8.28	349,894	0.54	0.54	1.82	21
Year ended 08/31/22	28.12	0.38	(1.12)	(0.74)	(0.36)	(4.80)	(5.16)	22.22	(3.63)	427,166	0.53	0.53	1.53	23
Year ended 08/31/21	20.03	0.36	8.63	8.99	(0.41)	(0.49)	(0.90)	28.12	45.94	517,664	0.55	0.55	1.47	33
Year ended 08/31/20	22.91	0.47	(1.24)	(0.77)	(0.50)	(1.61)	(2.11)	20.03	(4.12)	477,858	0.56	0.56	2.22	26
Class R5
Year ended 08/31/24	21.43	0.36	4.04	4.40	(0.38)	(2.38)	(2.76)	23.07	22.69	250,613	0.50	0.50	1.69	25
Year ended 08/31/23	22.25	0.40	1.36	1.76	(0.44)	(2.14)	(2.58)	21.43	8.36	329,238	0.49	0.49	1.87	21
Year ended 08/31/22	28.16	0.39	(1.13)	(0.74)	(0.37)	(4.80)	(5.17)	22.25	(3.62)	397,345	0.48	0.48	1.58	23
Year ended 08/31/21	20.06	0.38	8.64	9.02	(0.43)	(0.49)	(0.92)	28.16	46.04	438,989	0.47	0.47	1.55	33
Year ended 08/31/20	22.94	0.49	(1.24)	(0.75)	(0.52)	(1.61)	(2.13)	20.06	(4.03)	443,315	0.48	0.48	2.30	26
Class R6
Year ended 08/31/24	21.43	0.38	4.03	4.41	(0.39)	(2.38)	(2.77)	23.07	22.77	854,291	0.43	0.43	1.76	25
Year ended 08/31/23	22.25	0.41	1.37	1.78	(0.46)	(2.14)	(2.60)	21.43	8.45	803,225	0.42	0.42	1.94	21
Year ended 08/31/22	28.16	0.41	(1.13)	(0.72)	(0.39)	(4.80)	(5.19)	22.25	(3.55)	931,558	0.41	0.41	1.65	23
Year ended 08/31/21	20.06	0.39	8.65	9.04	(0.45)	(0.49)	(0.94)	28.16	46.16	1,102,312	0.40	0.40	1.62	33
Year ended 08/31/20	22.94	0.50	(1.23)	(0.73)	(0.54)	(1.61)	(2.15)	20.06	(3.93)	1,147,101	0.39	0.39	2.39	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.98%, 0.99% and 0.95% for the years ended August 31, 2024, 2023, 2022 and 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Growth and Income Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco Growth and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
10	Invesco Growth and Income Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $2,183 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.36%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $75,833.
11	Invesco Growth and Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $237,411 in front-end sales commissions from the sale of Class A shares and $8,208 and $2,323 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $194,661 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,021,197,821	$109,493,497	$—	$4,130,691,318
Money Market Funds	71,210,979	52,371,152	—	123,582,131
Total Investments in Securities	4,092,408,800	161,864,649	—	4,254,273,449
Other Investments - Assets*
Forward Foreign Currency Contracts	—	178,684	—	178,684
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(2,446,276)	—	(2,446,276)
Total Other Investments	—	(2,267,592)	—	(2,267,592)
Total Investments	$4,092,408,800	$159,597,057	$—	$4,252,005,857

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
12	Invesco Growth and Income Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$178,684
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$178,684
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(2,446,276)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(2,446,276)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(839,575)	$(839,575)	$—	$—	$(839,575)
State Street Bank & Trust Co.	178,684	(1,606,701)	(1,428,017)	—	—	(1,428,017)
Total	$178,684	$(2,446,276)	$(2,267,592)	$—	$—	$(2,267,592)
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$2,705,268
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,779,517)
Total	$(74,249)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$318,459,573
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $35,673.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
13	Invesco Growth and Income Fund

NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$67,622,111	$77,568,879
Long-term capital gain	417,258,397	396,057,644
Total distributions	$484,880,508	$473,626,523

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$15,891,406
Undistributed long-term capital gain	230,584,756
Net unrealized appreciation — investments	1,294,401,668
Net unrealized appreciation — foreign currencies	25,204
Temporary book/tax differences	(406,249)
Shares of beneficial interest	2,665,586,277
Total net assets	$4,206,083,062
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $969,739,314 and $1,507,157,153, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,349,024,017
Aggregate unrealized (depreciation) of investments	(54,622,349)
Net unrealized appreciation of investments	$1,294,401,668
Cost of investments for tax purposes is $2,957,604,189.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2024, undistributed net investment income was increased by $74,894, undistributed net realized gain was decreased by $17,881,894 and shares of beneficial interest was increased by $17,807,000. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	5,659,928	$120,499,912	6,512,241	$137,726,084
Class C	188,636	3,908,242	202,980	4,219,088
Class R	396,500	8,471,919	435,161	9,229,043
Class Y	2,328,622	49,659,891	1,926,465	41,000,744
Class R5	1,246,983	26,754,719	2,647,866	56,189,087
Class R6	5,635,348	119,311,443	5,583,013	118,227,446
14	Invesco Growth and Income Fund

	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	14,517,410	$289,238,470	12,265,034	$255,845,495
Class C	172,443	3,349,737	155,470	3,182,844
Class R	327,364	6,532,394	266,590	5,572,630
Class Y	1,955,458	38,988,158	1,866,983	38,941,820
Class R5	1,411,786	28,241,376	2,201,109	45,983,255
Class R6	5,146,729	102,918,903	4,382,001	91,494,780
Automatic conversion of Class C shares to Class A shares:
Class A	210,733	4,533,644	122,711	2,600,775
Class C	(215,605)	(4,533,644)	(125,190)	(2,600,775)
Reacquired:
Class A	(19,220,930)	(406,843,050)	(17,416,247)	(370,332,708)
Class C	(284,306)	(5,879,190)	(298,550)	(6,207,598)
Class R	(946,794)	(20,377,650)	(524,669)	(11,184,007)
Class Y	(4,665,561)	(98,674,472)	(6,662,982)	(139,790,800)
Class R5	(7,160,491)	(153,764,378)	(7,340,237)	(154,769,388)
Class R6	(11,240,954)	(237,056,259)	(14,341,749)	(314,603,809)
Net increase (decrease) in share activity	(4,536,701)	$(124,719,835)	(8,142,000)	$(189,275,994)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
15	Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16	Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and above the performance of the Index for the three year period.   The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other
17	Invesco Growth and Income Fund

performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent
18	Invesco Growth and Income Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
19	Invesco Growth and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$435,065,397
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	94.24%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$5,760,453
20	Invesco Growth and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21	Invesco Growth and Income Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Income Advantage U.S. Fund
Nasdaq:
A: SCAUX ■ C: SCCUX ■ R: SCRUX ■ Y: SCAYX ■ Investor: SCNUX ■ R5: SCIUX ■ R6: SLESX

2	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Approval of Investment Advisory and Sub-Advisory Contracts
22	Tax Information
23	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–77.55%
Advertising–0.09%
Omnicom Group, Inc.(b)	1,175	$118,005
Trade Desk, Inc. (The), Class A(c)	761	79,548
		197,553
Aerospace & Defense–2.01%
Boeing Co. (The)(c)	714	124,050
General Dynamics Corp.	1,398	418,505
General Electric Co.	5,099	890,388
L3Harris Technologies, Inc.	841	199,040
Lockheed Martin Corp.	1,522	864,648
Northrop Grumman Corp.	634	331,715
RTX Corp.	10,850	1,338,239
TransDigm Group, Inc.	220	302,106
		4,468,691
Agricultural & Farm Machinery–0.23%
Deere & Co.	1,319	508,791
Agricultural Products & Services–0.14%
Archer-Daniels-Midland Co.	5,155	314,403
Air Freight & Logistics–0.27%
FedEx Corp.	1,178	351,951
United Parcel Service, Inc., Class B	1,954	251,187
		603,138
Apparel Retail–0.21%
Ross Stores, Inc.	667	100,457
TJX Cos., Inc. (The)	3,059	358,729
		459,186
Apparel, Accessories & Luxury Goods–0.04%
lululemon athletica, inc.(c)	320	83,030
Application Software–1.62%
Adobe, Inc.(c)	1,111	638,170
ANSYS, Inc.(c)	101	32,463
Autodesk, Inc.(c)	443	114,471
Cadence Design Systems, Inc.(c)	895	240,692
Datadog, Inc., Class A(c)	958	111,377
Fair Isaac Corp.(c)	95	164,376
HubSpot, Inc.(c)	140	69,870
Intuit, Inc.	733	461,981
Palantir Technologies, Inc., Class A(b)(c)	4,827	151,954
Roper Technologies, Inc.	810	449,072
Salesforce, Inc.	3,383	855,561
Synopsys, Inc.(c)	284	147,561
Workday, Inc., Class A(c)	650	171,073
		3,608,621
Asset Management & Custody Banks–0.64%
Ameriprise Financial, Inc.	347	155,956
Bank of New York Mellon Corp. (The)	2,386	162,773
BlackRock, Inc.	287	258,820
Blackstone, Inc., Class A	2,520	358,747
KKR & Co., Inc., Class A	2,394	296,305
Shares		Value
Asset Management & Custody Banks–(continued)
Northern Trust Corp.	235	$21,434
State Street Corp.	1,215	105,827
T. Rowe Price Group, Inc.	579	61,397
		1,421,259
Automobile Manufacturers–0.87%
Ford Motor Co.	27,688	309,829
General Motors Co.	18,749	933,325
Tesla, Inc.(c)	3,241	693,930
		1,937,084
Automotive Parts & Equipment–0.04%
Aptiv PLC(c)	1,385	99,069
Automotive Retail–0.28%
AutoZone, Inc.(c)	92	292,696
O’Reilly Automotive, Inc.(c)	301	340,121
		632,817
Biotechnology–1.70%
AbbVie, Inc.	7,441	1,460,743
Amgen, Inc.	1,647	549,818
Biogen, Inc.(c)	456	93,370
BioNTech SE, ADR (Germany)(c)	1,459	128,713
Gilead Sciences, Inc.	6,628	523,612
GRAIL, Inc.(b)(c)	32	451
Moderna, Inc.(b)(c)	392	30,341
Regeneron Pharmaceuticals, Inc.(c)	378	447,813
Vertex Pharmaceuticals, Inc.(c)	1,092	541,512
		3,776,373
Broadline Retail–2.33%
Amazon.com, Inc.(c)	25,984	4,638,144
Coupang, Inc. (South Korea)(c)	2,616	57,944
eBay, Inc.	3,157	186,579
MercadoLibre, Inc. (Brazil)(c)	150	309,249
		5,191,916
Building Products–0.23%
Carrier Global Corp.	978	71,179
Johnson Controls International PLC	1,659	120,858
Trane Technologies PLC	913	330,196
		522,233
Cable & Satellite–0.66%
Charter Communications, Inc., Class A(c)	892	310,006
Comcast Corp., Class A	29,087	1,150,972
		1,460,978
Cargo Ground Transportation–0.05%
Old Dominion Freight Line, Inc.	520	100,256
Casinos & Gaming–0.05%
Las Vegas Sands Corp.	3,104	121,025
Commodity Chemicals–0.14%
Dow, Inc.	3,488	186,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Income Advantage U.S. Fund

Shares		Value
Commodity Chemicals–(continued)
LyondellBasell Industries N.V., Class A	1,369	$135,120
		322,007
Communications Equipment–1.04%
Arista Networks, Inc.(c)	582	205,667
Cisco Systems, Inc.	32,004	1,617,482
Motorola Solutions, Inc.	1,122	495,969
		2,319,118
Construction & Engineering–0.04%
Quanta Services, Inc.	312	85,841
Construction Machinery & Heavy Transportation Equipment– 0.70%
Caterpillar, Inc.	2,756	981,412
Cummins, Inc.	810	253,408
PACCAR, Inc.	3,324	319,702
		1,554,522
Construction Materials–0.10%
Martin Marietta Materials, Inc.	233	124,459
Vulcan Materials Co.	399	97,839
		222,298
Consumer Electronics–0.10%
Garmin Ltd.	1,192	218,482
Consumer Finance–0.57%
American Express Co.	3,100	801,815
Capital One Financial Corp.	2,155	316,634
Discover Financial Services	1,025	142,178
		1,260,627
Consumer Staples Merchandise Retail–1.43%
Costco Wholesale Corp.	1,578	1,408,176
Dollar General Corp.(b)	624	51,773
Dollar Tree, Inc.(c)	505	42,667
Target Corp.	2,146	329,669
Walmart, Inc.	17,503	1,351,757
		3,184,042
Copper–0.12%
Freeport-McMoRan, Inc.	5,042	223,260
Southern Copper Corp. (Mexico)(b)	351	35,699
		258,959
Data Center REITs–0.12%
Digital Realty Trust, Inc.	638	96,727
Equinix, Inc.	198	165,203
		261,930
Distillers & Vintners–0.07%
Brown-Forman Corp., Class B(b)	403	18,373
Constellation Brands, Inc., Class A	549	132,150
		150,523
Distributors–0.04%
Genuine Parts Co.	642	91,973
Diversified Banks–3.07%
Bank of America Corp.	32,544	1,326,168
Citigroup, Inc.	11,359	711,528
Shares		Value
Diversified Banks–(continued)
Fifth Third Bancorp	2,829	$120,770
JPMorgan Chase & Co.	12,737	2,863,277
NU Holdings Ltd., Class A (Brazil)(c)	12,130	181,586
PNC Financial Services Group, Inc. (The)	1,443	267,085
U.S. Bancorp	4,154	196,193
Wells Fargo & Co.	19,842	1,160,162
		6,826,769
Diversified Financial Services–0.06%
Apollo Global Management, Inc.	1,131	130,891
Diversified Support Services–0.20%
Cintas Corp.	456	367,135
Copart, Inc.(c)	1,647	87,225
		454,360
Electric Utilities–1.45%
American Electric Power Co., Inc.	2,568	257,519
Constellation Energy Corp.	1,908	375,304
Duke Energy Corp.	5,764	656,808
Edison International	1,686	146,733
Entergy Corp.	1,412	170,414
Eversource Energy	1,972	133,169
Exelon Corp.	6,093	232,082
FirstEnergy Corp.	2,275	99,918
NextEra Energy, Inc.	4,359	350,943
PG&E Corp.	6,657	131,143
PPL Corp.	4,003	127,736
Southern Co. (The)	3,626	313,286
Xcel Energy, Inc.	3,608	220,918
		3,215,973
Electrical Components & Equipment–0.53%
AMETEK, Inc.	1,099	187,984
Eaton Corp. PLC	1,539	472,365
Emerson Electric Co.	1,130	119,091
Rockwell Automation, Inc.	256	69,640
Vertiv Holdings Co., Class A	3,844	319,167
		1,168,247
Electronic Components–0.29%
Amphenol Corp., Class A	6,929	467,361
Corning, Inc.	4,394	183,889
		651,250
Electronic Equipment & Instruments–0.03%
Keysight Technologies, Inc.(c)	463	71,358
Electronic Manufacturing Services–0.10%
TE Connectivity Ltd.	1,461	224,410
Environmental & Facilities Services–0.45%
Republic Services, Inc.	1,136	236,526
Waste Connections, Inc.	1,196	223,054
Waste Management, Inc.	2,546	539,854
		999,434
Fertilizers & Agricultural Chemicals–0.08%
Corteva, Inc.	3,244	185,881
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Income Advantage U.S. Fund

Shares		Value
Financial Exchanges & Data–0.62%
CME Group, Inc., Class A	1,677	$361,796
Coinbase Global, Inc., Class A(b)(c)	1,016	186,294
Intercontinental Exchange, Inc.	1,743	281,582
Moody’s Corp.	359	175,099
MSCI, Inc.	165	95,797
Nasdaq, Inc.	1,138	82,027
S&P Global, Inc.	364	186,819
		1,369,414
Food Distributors–0.07%
Sysco Corp.	1,888	147,207
Food Retail–0.10%
Kroger Co. (The)	4,315	229,601
Footwear–0.05%
NIKE, Inc., Class B	1,362	113,482
Gold–0.03%
Newmont Corp.	1,340	71,543
Health Care Distributors–0.33%
Cardinal Health, Inc.	1,061	119,596
Cencora, Inc.	886	212,259
McKesson Corp.	718	402,855
		734,710
Health Care Equipment–1.63%
Abbott Laboratories	6,140	695,478
Baxter International, Inc.	1,657	62,867
Becton, Dickinson and Co.	1,362	330,162
Boston Scientific Corp.(c)	6,189	506,198
DexCom, Inc.(c)	986	68,369
Edwards Lifesciences Corp.(c)	1,286	89,969
GE HealthCare Technologies, Inc.	1,836	155,729
IDEXX Laboratories, Inc.(c)	196	94,341
Intuitive Surgical, Inc.(c)	936	461,102
Medtronic PLC	6,658	589,766
ResMed, Inc.(b)	170	41,653
STERIS PLC	115	27,726
Stryker Corp.	1,112	400,787
Zimmer Biomet Holdings, Inc.	821	94,793
		3,618,940
Health Care Facilities–0.21%
HCA Healthcare, Inc.	1,207	477,477
Health Care REITs–0.16%
Alexandria Real Estate Equities, Inc.	964	115,265
Ventas, Inc.	1,142	70,930
Welltower, Inc.	1,327	160,142
		346,337
Health Care Services–0.69%
Cigna Group (The)	1,924	696,122
CVS Health Corp.	13,202	755,683
Labcorp Holdings, Inc.	398	91,496
		1,543,301
Health Care Supplies–0.01%
Align Technology, Inc.(c)	82	19,452
Shares		Value
Health Care Technology–0.02%
Veeva Systems, Inc., Class A(c)	172	$37,228
Heavy Electrical Equipment–0.06%
GE Vernova, Inc.(c)	661	132,861
Home Improvement Retail–0.86%
Home Depot, Inc. (The)	3,573	1,316,650
Lowe’s Cos., Inc.	2,444	607,334
		1,923,984
Homebuilding–0.27%
D.R. Horton, Inc.	1,518	286,538
Lennar Corp., Class A	1,718	312,779
		599,317
Hotels, Resorts & Cruise Lines–0.52%
Airbnb, Inc., Class A(c)	1,826	214,208
Booking Holdings, Inc.	140	547,292
Hilton Worldwide Holdings, Inc.	904	198,554
Marriott International, Inc., Class A	485	113,825
Royal Caribbean Cruises Ltd.(c)	543	89,389
		1,163,268
Household Products–0.98%
Church & Dwight Co., Inc.	678	69,075
Colgate-Palmolive Co.	5,874	625,581
Kimberly-Clark Corp.	1,116	161,440
Procter & Gamble Co. (The)	7,691	1,319,314
		2,175,410
Human Resource & Employment Services–0.31%
Automatic Data Processing, Inc.	2,135	589,068
Paychex, Inc.	764	100,237
		689,305
Industrial Conglomerates–0.29%
3M Co.	1,896	255,372
Honeywell International, Inc.	1,824	379,228
		634,600
Industrial Gases–0.54%
Air Products and Chemicals, Inc.(b)	257	71,664
Linde PLC	2,370	1,133,453
		1,205,117
Industrial Machinery & Supplies & Components–0.50%
Dover Corp.	648	120,547
Fortive Corp.	1,423	105,871
Illinois Tool Works, Inc.	1,015	256,978
Ingersoll Rand, Inc.	1,005	91,907
Otis Worldwide Corp.	1,695	160,500
Parker-Hannifin Corp.	488	292,898
Xylem, Inc.	557	76,604
		1,105,305
Industrial REITs–0.16%
Prologis, Inc.	2,765	353,422
Insurance Brokers–0.51%
Aon PLC, Class A	834	286,663
Arthur J. Gallagher & Co.	625	182,856
Marsh & McLennan Cos., Inc.	2,241	509,850
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Income Advantage U.S. Fund

Shares		Value
Insurance Brokers–(continued)
Willis Towers Watson PLC	528	$154,234
		1,133,603
Integrated Oil & Gas–0.67%
Chevron Corp.	4,738	700,987
Exxon Mobil Corp.	5,234	617,298
Occidental Petroleum Corp.	2,937	167,350
		1,485,635
Integrated Telecommunication Services–1.97%
AT&T, Inc.	107,465	2,138,553
Verizon Communications, Inc.	53,441	2,232,765
		4,371,318
Interactive Home Entertainment–0.16%
Electronic Arts, Inc.(b)	2,158	327,628
Roblox Corp., Class A(b)(c)	579	25,470
		353,098
Interactive Media & Services–5.35%
Alphabet, Inc., Class A	36,244	5,921,545
Meta Platforms, Inc., Class A	11,461	5,974,734
		11,896,279
Internet Services & Infrastructure–0.02%
Snowflake, Inc., Class A(c)	359	41,009
Investment Banking & Brokerage–0.60%
Charles Schwab Corp. (The)	3,602	234,490
Goldman Sachs Group, Inc. (The)	1,504	767,416
Morgan Stanley	3,297	341,602
		1,343,508
IT Consulting & Other Services–1.31%
Accenture PLC, Class A (Ireland)	2,413	825,125
Cognizant Technology Solutions Corp., Class A	3,852	299,570
Gartner, Inc.(c)	163	80,190
International Business Machines Corp.	8,448	1,707,594
		2,912,479
Life & Health Insurance–0.37%
Aflac, Inc.	2,182	240,806
MetLife, Inc.	4,434	343,546
Principal Financial Group, Inc.	627	51,050
Prudential Financial, Inc.	1,625	196,885
		832,287
Life Sciences Tools & Services–0.54%
Agilent Technologies, Inc.	656	93,756
Danaher Corp.	1,233	332,059
Illumina, Inc.(c)	187	24,572
IQVIA Holdings, Inc.(c)	440	110,682
Mettler-Toledo International, Inc.(c)	67	96,418
Thermo Fisher Scientific, Inc.	788	484,675
Waters Corp.(c)	69	23,898
West Pharmaceutical Services, Inc.	84	26,345
		1,192,405
Managed Health Care–1.07%
Centene Corp.(c)	3,335	262,898
Shares		Value
Managed Health Care–(continued)
Elevance Health, Inc.	1,116	$621,489
Humana, Inc.	140	49,626
UnitedHealth Group, Inc.	2,449	1,445,400
		2,379,413
Metal, Glass & Plastic Containers–0.01%
Ball Corp.	360	22,972
Movies & Entertainment–0.69%
Liberty Media Corp.-Liberty Formula One(b)(c)	855	66,733
Netflix, Inc.(c)	1,117	783,408
Walt Disney Co. (The)	6,413	579,607
Warner Bros. Discovery, Inc.(c)	13,342	104,601
		1,534,349
Multi-Family Residential REITs–0.11%
AvalonBay Communities, Inc.	443	99,999
Equity Residential	1,806	135,233
		235,232
Multi-line Insurance–0.15%
American International Group, Inc.	4,291	330,622
Multi-Sector Holdings–1.76%
Berkshire Hathaway, Inc., Class B(c)	8,225	3,914,442
Multi-Utilities–0.63%
Ameren Corp.	1,434	118,319
CMS Energy Corp.	1,634	110,883
Consolidated Edison, Inc.	1,853	188,191
Dominion Energy, Inc.	2,051	114,651
DTE Energy Co.	931	116,394
Public Service Enterprise Group, Inc.	3,642	294,091
Sempra	2,790	229,282
WEC Energy Group, Inc.(b)	2,461	228,947
		1,400,758
Oil & Gas Equipment & Services–0.09%
Baker Hughes Co., Class A	1,159	40,762
Halliburton Co.	2,745	85,342
Schlumberger N.V.	1,660	73,023
		199,127
Oil & Gas Exploration & Production–0.47%
ConocoPhillips	3,212	365,494
Coterra Energy, Inc.	852	20,729
Devon Energy Corp.	2,990	133,892
Diamondback Energy, Inc.	885	172,672
EOG Resources, Inc.	2,113	272,197
Hess Corp.	656	90,567
		1,055,551
Oil & Gas Refining & Marketing–0.40%
Marathon Petroleum Corp.	2,655	470,254
Phillips 66	1,087	152,517
Valero Energy Corp.	1,763	258,685
		881,456
Oil & Gas Storage & Transportation–0.33%
Cheniere Energy, Inc.	1,211	224,350
Kinder Morgan, Inc.	10,726	231,360
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Income Advantage U.S. Fund

Shares		Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.	1,245	$114,988
Williams Cos., Inc. (The)	3,726	170,539
		741,237
Other Specialized REITs–0.13%
VICI Properties, Inc.(b)	8,368	280,161
Other Specialty Retail–0.03%
Ulta Beauty, Inc.(c)	214	75,508
Packaged Foods & Meats–0.60%
General Mills, Inc.(b)	3,865	279,401
Hershey Co. (The)(b)	744	143,637
Hormel Foods Corp.	1,730	56,311
Kellanova	1,252	100,924
Kraft Heinz Co. (The)	9,363	331,731
McCormick & Co., Inc.	293	23,449
Mondelez International, Inc., Class A	4,830	346,842
Tyson Foods, Inc., Class A	781	50,226
		1,332,521
Passenger Airlines–0.02%
Delta Air Lines, Inc.	855	36,329
Passenger Ground Transportation–0.20%
Uber Technologies, Inc.(c)	6,124	447,848
Personal Care Products–0.07%
Estee Lauder Cos., Inc. (The), Class A	530	48,580
Kenvue, Inc.	4,455	97,787
		146,367
Pharmaceuticals–4.16%
Bristol-Myers Squibb Co.	12,869	642,807
Eli Lilly and Co.	2,927	2,809,978
Johnson & Johnson	19,408	3,219,011
Merck & Co., Inc.	18,589	2,201,867
Pfizer, Inc.	10,053	291,637
Zoetis, Inc.	532	97,617
		9,262,917
Property & Casualty Insurance–1.40%
Allstate Corp. (The)	1,623	306,650
Arch Capital Group Ltd.(c)	2,673	302,290
Chubb Ltd.	2,657	755,066
Hartford Financial Services Group, Inc. (The)	2,425	281,543
Markel Group, Inc.(c)	80	128,054
Progressive Corp. (The)	4,006	1,010,313
Travelers Cos., Inc. (The)	1,487	339,140
		3,123,056
Rail Transportation–0.45%
CSX Corp.	9,882	338,656
Norfolk Southern Corp.	705	180,593
Union Pacific Corp.	1,901	486,827
		1,006,076
Real Estate Services–0.07%
CBRE Group, Inc., Class A(c)	1,057	121,703
CoStar Group, Inc.(c)	470	36,331
		158,034
Shares		Value
Regional Banks–0.16%
M&T Bank Corp.	875	$150,596
Regions Financial Corp.	3,432	80,377
Truist Financial Corp.	3,012	133,914
		364,887
Research & Consulting Services–0.14%
Equifax, Inc.	243	74,632
Verisk Analytics, Inc.	830	226,441
		301,073
Restaurants–0.80%
Chipotle Mexican Grill, Inc.(c)	4,801	269,240
DoorDash, Inc., Class A(c)	995	128,067
McDonald’s Corp.	3,135	904,949
Starbucks Corp.	3,416	323,051
Yum! Brands, Inc.	1,199	161,769
		1,787,076
Retail REITs–0.20%
Realty Income Corp.	4,195	260,552
Simon Property Group, Inc.	1,067	178,562
		439,114
Self-Storage REITs–0.16%
Extra Space Storage, Inc.	512	90,624
Public Storage	777	267,070
		357,694
Semiconductor Materials & Equipment–0.73%
Applied Materials, Inc.	4,222	832,832
KLA Corp.	489	400,701
Lam Research Corp.	462	379,307
		1,612,840
Semiconductors–5.84%
Advanced Micro Devices, Inc.(c)	4,042	600,479
Analog Devices, Inc.	1,293	303,648
Broadcom, Inc.	12,327	2,007,082
GLOBALFOUNDRIES, Inc.(b)(c)	92	4,295
Intel Corp.	4,952	109,142
Marvell Technology, Inc.	1,475	112,454
Microchip Technology, Inc.	2,056	168,921
Micron Technology, Inc.	4,270	410,945
Monolithic Power Systems, Inc.	93	86,925
NVIDIA Corp.	58,940	7,035,668
ON Semiconductor Corp.(c)	1,341	104,424
QUALCOMM, Inc.	6,290	1,102,637
Texas Instruments, Inc.	4,446	952,956
		12,999,576
Soft Drinks & Non-alcoholic Beverages–0.89%
Coca-Cola Co. (The)	13,160	953,705
Keurig Dr Pepper, Inc.	2,464	90,207
Monster Beverage Corp.(c)	1,368	64,474
PepsiCo, Inc.	5,075	877,366
		1,985,752
Specialty Chemicals–0.45%
DuPont de Nemours, Inc.	3,499	294,791
Ecolab, Inc.	844	213,684
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Income Advantage U.S. Fund

Shares		Value
Specialty Chemicals–(continued)
International Flavors & Fragrances, Inc.	587	$61,042
PPG Industries, Inc.	884	114,681
Sherwin-Williams Co. (The)	847	312,856
		997,054
Steel–0.19%
Nucor Corp.	2,775	421,550
Systems Software–4.89%
CrowdStrike Holdings, Inc., Class A(c)	1,532	424,793
Fortinet, Inc.(c)	1,559	119,591
Microsoft Corp.	22,691	9,465,324
Oracle Corp.	1,859	262,658
Palo Alto Networks, Inc.(c)	681	247,012
ServiceNow, Inc.(c)	431	368,505
		10,887,883
Technology Distributors–0.09%
CDW Corp.	877	197,886
Technology Hardware, Storage & Peripherals–3.25%
Apple, Inc.	27,751	6,354,979
Dell Technologies, Inc., Class C	2,177	251,530
Hewlett Packard Enterprise Co.	12,462	241,389
HP, Inc.	3,616	130,827
NetApp, Inc.	1,069	129,050
Super Micro Computer, Inc.(c)	293	128,246
		7,236,021
Telecom Tower REITs–0.19%
American Tower Corp.	1,006	225,404
Crown Castle, Inc.	1,027	115,044
SBA Communications Corp., Class A	410	92,931
		433,379
Timber REITs–0.04%
Weyerhaeuser Co.	2,804	85,494
Tobacco–0.41%
Altria Group, Inc.	10,343	556,143
Philip Morris International, Inc.	2,926	360,747
		916,890
Trading Companies & Distributors–0.32%
Fastenal Co.	2,962	202,245
United Rentals, Inc.	417	309,106
W.W. Grainger, Inc.	201	197,969
		709,320
Transaction & Payment Processing Services–3.37%
Block, Inc., Class A(c)	1,258	83,129
Corpay, Inc.(c)	451	142,313
Fidelity National Information Services, Inc.	3,516	289,894
Fiserv, Inc.(c)	3,331	581,593
Global Payments, Inc.	1,275	141,538
Mastercard, Inc., Class A	5,510	2,663,203
PayPal Holdings, Inc.(c)	6,081	440,447
Visa, Inc., Class A	11,412	3,153,934
		7,496,051
Shares		Value
Water Utilities–0.03%
American Water Works Co., Inc.	470	$67,266
Wireless Telecommunication Services–0.46%
T-Mobile US, Inc.	5,168	1,026,985
Total Common Stocks & Other Equity Interests (Cost $129,910,662)		172,505,987
Principal Amount
Equity Linked Notes–4.74%
Diversified Banks–3.63%
Bank of Montreal (S&P 500® Index) (Canada), 140.00%, 10/02/2024(d)	$714,000	714,000
Barclays Bank PLC (S&P 500® Index) (United Kingdom), 110.00%, 09/09/2024(d)	1,059,000	787,848
Canadian Imperial Bank of Commerce (S&P 500® Index) (Canada),
138.00%, 09/06/2024(d)	1,229,000	946,024
116.00%, 09/11/2024(d)	1,389,000	1,256,358
Citigroup Global Markets Holdings, Inc. (S&P 500® Index), 129.46%, 09/18/2024(d)	627,000	613,150
Citigroup, Inc. (S&P 500® Index),
149.24%, 09/25/2024(d)	579,000	580,763
137.99%, 09/30/2024(d)	809,000	785,779
HSBC Holdings PLC (S&P 500® Index) (United Kingdom), 125.54%, 09/03/2024(d)	761,000	767,991
Societe Generale S.A (S&P 500® Index) (France), 175.90%, 09/05/2024(d)	759,000	663,686
Toronto-Dominion Bank (The) (S&P 500® Index) (Canada), 121.90%, 09/16/2024(d)	1,012,000	952,160
		8,067,759
Diversified Capital Markets–1.11%
UBS AG (S&P 500® Index) (Switzerland), 122.80%, 09/12/2024(d)	714,000	619,294
UBS Group AG (S&P 500® Index) (Switzerland),
130.00%, 09/19/2024(d)	628,000	619,775
138.75%, 09/23/2024(d)	682,000	681,975
155.50%, 09/26/2024(d)	567,000	561,035
		2,482,079
Total Equity Linked Notes (Cost $11,529,000)		10,549,838
Shares
Money Market Funds–18.42%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(e)(f)	14,402,682	14,402,682
Invesco Treasury Portfolio, Institutional Class, 5.15%(e)(f)	26,574,675	26,574,675
Total Money Market Funds (Cost $40,977,357)		40,977,357
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.71% (Cost $182,417,019)		224,033,182
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Income Advantage U.S. Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.91%
Invesco Private Government Fund, 5.28%(e)(f)(g)	557,137	$557,137
Invesco Private Prime Fund, 5.46%(e)(f)(g)	1,450,804	1,451,384
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,008,452)		2,008,521
TOTAL INVESTMENTS IN SECURITIES–101.62% (Cost $184,425,471)		226,041,703
OTHER ASSETS LESS LIABILITIES—(1.62)%		(3,593,558)
NET ASSETS–100.00%		$222,448,145
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2024.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $10,549,838, which represented 4.74% of the Fund’s Net Assets.
(e)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$13,538,323	$62,108,921	$(61,244,562)	$-	$-	$14,402,682	$725,050
Invesco Liquid Assets Portfolio, Institutional Class	9,495,073	42,226,514	(51,723,580)	(1,607)	3,600	-	462,359
Invesco Treasury Portfolio, Institutional Class	15,472,369	83,344,408	(72,242,102)	-	-	26,574,675	882,692
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	683,311	29,563,507	(29,689,681)	-	-	557,137	49,537*
Invesco Private Prime Fund	1,757,085	66,161,822	(66,469,578)	155	1,900	1,451,384	129,711*
Total	$40,946,161	$283,405,172	$(281,369,503)	$(1,452)	$5,500	$42,985,878	$2,249,349

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $141,439,662)*	$183,055,825
Investments in affiliated money market funds, at value (Cost $42,985,809)	42,985,878
Receivable for:
Fund shares sold	13,935
Dividends	403,813
Interest	468,827
Investment for trustee deferred compensation and retirement plans	129,492
Other assets	54,819
Total assets	227,112,589
Liabilities:
Payable for:
Investments purchased	2,090,000
Fund shares reacquired	294,151
Collateral upon return of securities loaned	2,008,452
Accrued fees to affiliates	88,925
Accrued trustees’ and officers’ fees and benefits	2,471
Accrued other operating expenses	45,989
Trustee deferred compensation and retirement plans	134,456
Total liabilities	4,664,444
Net assets applicable to shares outstanding	$222,448,145
Net assets consist of:
Shares of beneficial interest	$215,964,668
Distributable earnings	6,483,477
$222,448,145
Net Assets:
Class A	$139,696,395
Class C	$2,598,504
Class R	$972,400
Class Y	$9,774,819
Investor Class	$34,157,500
Class R5	$105,820
Class R6	$35,142,707
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,737,607
Class C	241,331
Class R	89,123
Class Y	887,139
Investor Class	3,102,454
Class R5	9,599
Class R6	3,190,763
Class A:
Net asset value per share	$10.97
Maximum offering price per share (Net asset value of $10.97 ÷ 94.50%)	$11.61
Class C:
Net asset value and offering price per share	$10.77
Class R:
Net asset value and offering price per share	$10.91
Class Y:
Net asset value and offering price per share	$11.02
Investor Class:
Net asset value and offering price per share	$11.01
Class R5:
Net asset value and offering price per share	$11.02
Class R6:
Net asset value and offering price per share	$11.01

*	At August 31, 2024, securities with an aggregate value of $1,977,618 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Income Advantage U.S. Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$10,316,026
Dividends (net of foreign withholding taxes of $207)	2,375,747
Dividends from affiliated money market funds (includes net securities lending income of $42,950)	2,113,051
Total investment income	14,804,824
Expenses:
Advisory fees	1,171,527
Administrative services fees	27,226
Custodian fees	27,573
Distribution fees:
Class A	332,974
Class C	26,828
Class R	3,816
Investor Class	82,383
Transfer agent fees — A, C, R, Y and Investor	244,409
Transfer agent fees — R5	1,266
Transfer agent fees — R6	3,883
Trustees’ and officers’ fees and benefits	22,837
Registration and filing fees	93,291
Reports to shareholders	43,975
Professional services fees	58,231
Other	19,454
Total expenses	2,159,673
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(82,451)
Net expenses	2,077,222
Net investment income	12,727,602
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(10,224,637)
Affiliated investment securities	5,500
Foreign currencies	(587)
Futures contracts	243,458
(9,976,266)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	30,947,808
Affiliated investment securities	(1,452)
Foreign currencies	8
30,946,364
Net realized and unrealized gain	20,970,098
Net increase in net assets resulting from operations	$33,697,700
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$12,727,602	$12,337,964
Net realized gain (loss)	(9,976,266)	(7,979,585)
Change in net unrealized appreciation	30,946,364	15,939,420
Net increase in net assets resulting from operations	33,697,700	20,297,799
Distributions to shareholders from distributable earnings:
Class A	(8,904,189)	(8,487,191)
Class C	(159,667)	(163,948)
Class R	(48,612)	(35,395)
Class Y	(593,843)	(597,025)
Investor Class	(2,205,943)	(2,109,098)
Class R5	(282,091)	(762,769)
Class R6	(1,018,749)	(2,707)
Total distributions from distributable earnings	(13,213,094)	(12,158,133)
Share transactions–net:
Class A	(3,289,275)	(1,600,712)
Class C	(384,945)	(350,757)
Class R	235,233	136,942
Class Y	18,650	176,230
Investor Class	(2,414,760)	1,591,244
Class R5	(11,667,460)	649,033
Class R6	33,331,690	17,741
Net increase in net assets resulting from share transactions	15,829,133	619,721
Net increase in net assets	36,313,739	8,759,387
Net assets:
Beginning of year	186,134,406	177,375,019
End of year	$222,448,145	$186,134,406
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Income Advantage U.S. Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$9.90	$0.67	$1.09	$1.76	$(0.69)	$—	$(0.69)	$10.97	18.49%	$139,696	1.09%	1.14%	6.49%	54%
Year ended 08/31/23	9.46	0.65	0.44	1.09	(0.65)	—	(0.65)	9.90	12.08	129,132	1.04	1.14	6.93	46
Year ended 08/31/22	12.29	0.59	(1.64)	(1.05)	(0.59)	(1.19)	(1.78)	9.46	(9.88)	125,096	1.05	1.14	5.52	44
Year ended 08/31/21	10.24	0.13	2.07	2.20	(0.15)	—	(0.15)	12.29	21.70	150,436	1.16	1.17	1.15	143
Year ended 08/31/20	10.43	0.17	(0.20)	(0.03)	(0.16)	—	(0.16)	10.24	(0.15)	136,770	1.18	1.18	1.63	122
Class C
Year ended 08/31/24	9.72	0.58	1.07	1.65	(0.60)	—	(0.60)	10.77	17.61	2,599	1.84	1.89	5.74	54
Year ended 08/31/23	9.29	0.57	0.43	1.00	(0.57)	—	(0.57)	9.72	11.22	2,704	1.79	1.89	6.18	46
Year ended 08/31/22	12.07	0.51	(1.61)	(1.10)	(0.49)	(1.19)	(1.68)	9.29	(10.51)	2,942	1.80	1.89	4.77	44
Year ended 08/31/21	10.06	0.04	2.04	2.08	(0.07)	—	(0.07)	12.07	20.74	3,748	1.91	1.92	0.40	143
Year ended 08/31/20	10.24	0.09	(0.19)	(0.10)	(0.08)	—	(0.08)	10.06	(0.87)	4,001	1.93	1.93	0.88	122
Class R
Year ended 08/31/24	9.85	0.64	1.08	1.72	(0.66)	—	(0.66)	10.91	18.15	972	1.34	1.39	6.24	54
Year ended 08/31/23	9.41	0.63	0.43	1.06	(0.62)	—	(0.62)	9.85	11.83	656	1.29	1.39	6.68	46
Year ended 08/31/22	12.23	0.57	(1.64)	(1.07)	(0.56)	(1.19)	(1.75)	9.41	(10.13)	492	1.30	1.39	5.27	44
Year ended 08/31/21	10.19	0.10	2.06	2.16	(0.12)	—	(0.12)	12.23	21.39	691	1.41	1.42	0.90	143
Year ended 08/31/20	10.38	0.14	(0.19)	(0.05)	(0.14)	—	(0.14)	10.19	(0.42)	565	1.43	1.43	1.38	122
Class Y
Year ended 08/31/24	9.94	0.70	1.10	1.80	(0.72)	—	(0.72)	11.02	18.85	9,775	0.84	0.89	6.74	54
Year ended 08/31/23	9.51	0.68	0.42	1.10	(0.67)	—	(0.67)	9.94	12.22	8,856	0.79	0.89	7.18	46
Year ended 08/31/22	12.35	0.62	(1.64)	(1.02)	(0.63)	(1.19)	(1.82)	9.51	(9.61)	8,271	0.80	0.89	5.77	44
Year ended 08/31/21	10.29	0.15	2.08	2.23	(0.17)	—	(0.17)	12.35	22.00	8,370	0.91	0.92	1.40	143
Year ended 08/31/20	10.48	0.19	(0.19)	0.00	(0.19)	—	(0.19)	10.29	0.12	7,344	0.93	0.93	1.88	122
Investor Class
Year ended 08/31/24	9.93	0.67	1.10	1.77	(0.69)	—	(0.69)	11.01	18.56	34,158	1.09	1.14	6.49	54
Year ended 08/31/23	9.50	0.66	0.42	1.08	(0.65)	—	(0.65)	9.93	11.95	33,187	1.04	1.14	6.93	46
Year ended 08/31/22	12.33	0.60	(1.64)	(1.04)	(0.60)	(1.19)	(1.79)	9.50	(9.82)	30,152	1.05	1.14	5.52	44
Year ended 08/31/21	10.28	0.13	2.07	2.20	(0.15)	—	(0.15)	12.33	21.61	36,982	1.16	1.17	1.15	143
Year ended 08/31/20	10.47	0.17	(0.20)	(0.03)	(0.16)	—	(0.16)	10.28	(0.14)	33,343	1.18	1.18	1.63	122
Class R5
Year ended 08/31/24	9.95	0.67	1.13	1.80	(0.73)	—	(0.73)	11.02	18.83	106	0.76	0.78	6.82	54
Year ended 08/31/23	9.52	0.69	0.42	1.11	(0.68)	—	(0.68)	9.95	12.27	11,550	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.64)	(1.01)	(0.64)	(1.19)	(1.83)	9.52	(9.55)	10,393	0.76	0.77	5.81	44
Year ended 08/31/21	10.30	0.18	2.08	2.26	(0.20)	—	(0.20)	12.36	22.23	11,702	0.72	0.72	1.59	143
Year ended 08/31/20	10.50	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.30	0.26	9,498	0.74	0.74	2.07	122
Class R6
Year ended 08/31/24	9.95	0.73	1.06	1.79	(0.73)	—	(0.73)	11.01	18.72	35,143	0.76	0.78	6.82	54
Year ended 08/31/23	9.51	0.69	0.43	1.12	(0.68)	—	(0.68)	9.95	12.39	49	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.65)	(1.02)	(0.64)	(1.19)	(1.83)	9.51	(9.64)	29	0.75	0.77	5.82	44
Year ended 08/31/21	10.30	0.17	2.09	2.26	(0.20)	—	(0.20)	12.36	22.23	37	0.72	0.72	1.59	143
Year ended 08/31/20	10.49	0.21	(0.19)	0.02	(0.21)	—	(0.21)	10.30	0.35	107	0.73	0.73	2.08	122

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Income Advantage U.S. Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Income Advantage U.S. Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is income and long-term growth of capital.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
13	Invesco Income Advantage U.S. Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative(s), such as put or call options, or a combination thereof. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN, the Fund may receive only the principal amount of the note, or may lose the entire principal invested in the ELN. ELNs in which the Fund invests have the following features: stated rate of interest expressed as a coupon and limitations on participation in the appreciation (depreciation) of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt
14	Invesco Income Advantage U.S. Fund

securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $600 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.60%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Effective January 1, 2024, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to January 1, 2024, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
15	Invesco Income Advantage U.S. Fund

For the year ended August 31, 2024, the Adviser waived advisory fees of $41,102 and reimbursed class level expenses of $20,776, $438, $113, $1,411, $5,241, $0 and $0 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares, and 0.25% of the average daily net assets of Investor Class shares. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $8,568 in front-end sales commissions from the sale of Class A shares and $0 and $43 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $7,569 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$172,505,987	$—	$—	$172,505,987
Equity Linked Notes	—	10,549,838	—	10,549,838
Money Market Funds	40,977,357	2,008,521	—	42,985,878
Total Investments	$213,483,344	$12,558,359	$—	$226,041,703
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
16	Invesco Income Advantage U.S. Fund

Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$243,458
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$6,958,650
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,370.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$13,213,094	$12,158,133

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$410,119
Net unrealized appreciation — investments	39,731,756
Temporary book/tax differences	(79,964)
Capital loss carryforward	(33,578,434)
Shares of beneficial interest	215,964,668
Total net assets	$222,448,145
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$30,660,014	$2,918,420	$33,578,434
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
17	Invesco Income Advantage U.S. Fund

NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $90,523,638 and $77,052,485, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$42,298,551
Aggregate unrealized (depreciation) of investments	(2,566,795)
Net unrealized appreciation of investments	$39,731,756
Cost of investments for tax purposes is $186,309,947.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on August 31, 2024, undistributed net investment income was decreased by $597 and undistributed net realized gain (loss) was increased by $597. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	491,082	$5,031,635	416,231	$3,968,443
Class C	25,839	257,215	62,905	588,275
Class R	39,431	415,414	18,148	174,210
Class Y	617,981	6,586,043	151,473	1,424,849
Investor Class	62,801	672,496	337,047	3,209,757
Class R5	7,243	72,940	48	471
Class R6	3,319,155	34,786,077	1,684	15,688
Issued as reinvestment of dividends:
Class A	784,302	8,048,665	814,482	7,657,487
Class C	15,204	152,958	16,585	152,956
Class R	4,748	48,593	3,717	34,825
Class Y	47,342	487,874	51,321	484,830
Investor Class	206,920	2,129,596	214,758	2,028,154
Class R5	28,486	277,256	80,145	758,155
Class R6	94,930	1,018,060	217	2,065
Automatic conversion of Class C shares to Class A shares:
Class A	32,080	332,690	25,301	237,587
Class C	(32,673)	(332,690)	(25,763)	(237,587)
Reacquired:
Class A	(1,619,333)	(16,702,265)	(1,427,536)	(13,464,229)
Class C	(45,351)	(462,428)	(92,055)	(854,401)
Class R	(21,647)	(228,774)	(7,558)	(72,093)
Class Y	(669,092)	(7,055,267)	(181,981)	(1,733,449)
Investor Class	(507,957)	(5,216,852)	(385,314)	(3,646,667)
Class R5	(1,186,804)	(12,017,656)	(11,670)	(109,593)
Class R6	(228,270)	(2,472,447)	(1)	(12)
Net increase in share activity	1,466,417	$15,829,133	62,184	$619,721

(a)	16% of the outstanding shares of the Fund are owned by the Adviser.
18	Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
19	Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund’s longer-term performance was adversely impacted by its exposure to low volatility and value factors. The Board further considered that the Fund had changed its name, investment strategy and index against which future
20	Invesco Income Advantage U.S. Fund

performance will be compared on July 15, 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted
that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
21	Invesco Income Advantage U.S. Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	17.69%
Corporate Dividends Received Deduction*	17.16%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	6.61%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
22	Invesco Income Advantage U.S. Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
23	Invesco Income Advantage U.S. Fund

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco NASDAQ 100 Index Fund
Nasdaq:
R6: IVNQX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–97.16%
Advertising–0.30%
Trade Desk, Inc. (The), Class A(b)	2,870	$300,001
Apparel Retail–0.33%
Ross Stores, Inc.	2,161	325,468
Apparel, Accessories & Luxury Goods–0.21%
lululemon athletica, inc.(b)	779	202,127
Application Software–5.55%
Adobe, Inc.(b)	2,888	1,658,896
ANSYS, Inc.(b)	563	180,959
Atlassian Corp., Class A(b)	1,027	170,071
Autodesk, Inc.(b)	1,389	358,918
Cadence Design Systems, Inc.(b)	1,754	471,703
Datadog, Inc., Class A(b)	1,988	231,125
Intuit, Inc.	1,802	1,135,729
Roper Technologies, Inc.	690	382,543
Synopsys, Inc.(b)	988	513,345
Workday, Inc., Class A(b)	1,367	359,781
		5,463,070
Automobile Manufacturers–2.62%
Tesla, Inc.(b)	12,048	2,579,597
Automotive Retail–0.44%
O’Reilly Automotive, Inc.(b)	380	429,389
Biotechnology–3.89%
Amgen, Inc.	3,458	1,154,384
Biogen, Inc.(b)	939	192,270
Gilead Sciences, Inc.	8,031	634,449
Moderna, Inc.(b)(c)	2,470	191,178
Regeneron Pharmaceuticals, Inc.(b)	699	828,098
Vertex Pharmaceuticals, Inc.(b)	1,663	824,665
		3,825,044
Broadline Retail–5.82%
Amazon.com, Inc.(b)	25,973	4,636,180
MercadoLibre, Inc. (Brazil)(b)	327	674,163
PDD Holdings, Inc., ADR (China)(b)	4,306	413,850
		5,724,193
Cable & Satellite–1.34%
Charter Communications, Inc., Class A(b)(c)	928	322,518
Comcast Corp., Class A	25,232	998,430
		1,320,948
Cargo Ground Transportation–0.27%
Old Dominion Freight Line, Inc.	1,401	270,113
Communications Equipment–1.33%
Cisco Systems, Inc.	25,971	1,312,574
Construction Machinery & Heavy Transportation Equipment– 0.33%
PACCAR, Inc.	3,379	324,992
Shares		Value
Consumer Staples Merchandise Retail–2.71%
Costco Wholesale Corp.	2,859	$2,551,314
Dollar Tree, Inc.(b)	1,406	118,793
		2,670,107
Diversified Support Services–0.87%
Cintas Corp.	654	526,548
Copart, Inc.(b)	6,203	328,511
		855,059
Electric Utilities–1.22%
American Electric Power Co., Inc.	3,398	340,752
Constellation Energy Corp.	2,032	399,694
Exelon Corp.	6,446	245,528
Xcel Energy, Inc.	3,582	219,326
		1,205,300
Health Care Equipment–1.84%
DexCom, Inc.(b)	2,564	177,788
GE HealthCare Technologies, Inc.	2,942	249,540
IDEXX Laboratories, Inc.(b)	532	256,068
Intuitive Surgical, Inc.(b)	2,287	1,126,645
		1,810,041
Hotels, Resorts & Cruise Lines–1.65%
Airbnb, Inc., Class A(b)	2,846	333,864
Booking Holdings, Inc.	219	856,122
Marriott International, Inc., Class A	1,841	432,064
		1,622,050
Human Resource & Employment Services–1.05%
Automatic Data Processing, Inc.	2,638	727,851
Paychex, Inc.	2,320	304,384
		1,032,235
Industrial Conglomerates–0.89%
Honeywell International, Inc.	4,198	872,806
Industrial Gases–1.51%
Linde PLC	3,099	1,482,097
Interactive Home Entertainment–0.45%
Electronic Arts, Inc.(c)	1,717	260,675
Take-Two Interactive Software, Inc.(b)	1,105	178,689
		439,364
Interactive Media & Services–9.39%
Alphabet, Inc., Class A	14,660	2,395,151
Alphabet, Inc., Class C	14,019	2,314,677
Meta Platforms, Inc., Class A	8,701	4,535,918
		9,245,746
Internet Services & Infrastructure–0.14%
MongoDB, Inc.(b)	473	137,544
IT Consulting & Other Services–0.25%
Cognizant Technology Solutions Corp., Class A	3,205	249,253
Life Sciences Tools & Services–0.14%
Illumina, Inc.(b)	1,027	134,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco NASDAQ 100 Index Fund

Shares		Value
Movies & Entertainment–2.11%
Netflix, Inc.(b)	2,778	$1,948,350
Warner Bros. Discovery, Inc.(b)	15,795	123,833
		2,072,183
Oil & Gas Equipment & Services–0.23%
Baker Hughes Co., Class A	6,433	226,249
Oil & Gas Exploration & Production–0.23%
Diamondback Energy, Inc.	1,150	224,377
Packaged Foods & Meats–0.91%
Kraft Heinz Co. (The)	7,828	277,346
Mondelez International, Inc., Class A	8,647	620,941
		898,287
Pharmaceuticals–0.33%
AstraZeneca PLC, ADR (United Kingdom)	3,754	328,925
Rail Transportation–0.44%
CSX Corp.	12,602	431,871
Real Estate Services–0.21%
CoStar Group, Inc.(b)	2,633	203,531
Research & Consulting Services–0.25%
Verisk Analytics, Inc.	920	250,994
Restaurants–1.02%
DoorDash, Inc., Class A(b)(c)	2,460	316,627
Starbucks Corp.	7,302	690,550
		1,007,177
Semiconductor Materials & Equipment–3.03%
Applied Materials, Inc.	5,337	1,052,777
ASML Holding N.V., New York Shares (Netherlands)(c)	587	530,572
KLA Corp.	868	711,265
Lam Research Corp.	843	692,111
		2,986,725
Semiconductors–20.24%
Advanced Micro Devices, Inc.(b)	10,419	1,547,847
Analog Devices, Inc.	3,199	751,253
ARM Holdings PLC, ADR(b)(c)	762	101,255
Broadcom, Inc.	29,873	4,863,922
GLOBALFOUNDRIES, Inc.(b)(c)	3,556	165,994
Intel Corp.	27,442	604,822
Marvell Technology, Inc.	5,580	425,419
Microchip Technology, Inc.	3,461	284,356
Micron Technology, Inc.	7,138	686,961
NVIDIA Corp.	61,392	7,328,363
NXP Semiconductors N.V. (China)	1,648	422,481
ON Semiconductor Corp.(b)	2,773	215,934
QUALCOMM, Inc.	7,194	1,261,108
Texas Instruments, Inc.	5,869	1,257,961
		19,917,676
Soft Drinks & Non-alcoholic Beverages–2.44%
Coca-Cola Europacific Partners PLC (United Kingdom)	2,960	238,250
Shares		Value
Soft Drinks & Non-alcoholic Beverages–(continued)
Keurig Dr Pepper, Inc.	8,738	$319,898
Monster Beverage Corp.(b)	6,715	316,478
PepsiCo, Inc.	8,862	1,532,063
		2,406,689
Systems Software–9.63%
CrowdStrike Holdings, Inc., Class A(b)	1,487	412,315
Fortinet, Inc.(b)	4,925	377,797
Microsoft Corp.	18,549	7,737,530
Palo Alto Networks, Inc.(b)	2,087	756,996
Zscaler, Inc.(b)(c)	966	193,181
		9,477,819
Technology Distributors–0.20%
CDW Corp.	866	195,404
Technology Hardware, Storage & Peripherals–9.07%
Apple, Inc.(d)	38,270	8,763,830
Super Micro Computer, Inc.(b)	377	165,013
		8,928,843
Trading Companies & Distributors–0.26%
Fastenal Co.	3,691	252,021
Transaction & Payment Processing Services–0.50%
PayPal Holdings, Inc.(b)	6,743	488,395
Wireless Telecommunication Services–1.52%
T-Mobile US, Inc.	7,554	1,501,131
Total Common Stocks & Other Equity Interests (Cost $78,685,924)		95,632,363
Money Market Funds–2.78%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(e)(f)	958,513	958,513
Invesco Treasury Portfolio, Institutional Class, 5.15%(e)(f)	1,780,075	1,780,075
Total Money Market Funds (Cost $2,738,588)		2,738,588
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $81,424,512)		98,370,951
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.04%
Invesco Private Government Fund, 5.28%(e)(f)(g)	282,641	282,641
Invesco Private Prime Fund, 5.46%(e)(f)(g)	738,786	739,081
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,021,698)		1,021,722
TOTAL INVESTMENTS IN SECURITIES–100.98% (Cost $82,446,210)		99,392,673
OTHER ASSETS LESS LIABILITIES—(0.98)%		(966,068)
NET ASSETS–100.00%		$98,426,605
Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2024.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(e)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$85,299	$18,708,057	$(17,834,843)	$-	$-	$958,513	$29,248
Invesco Liquid Assets Portfolio, Institutional Class	60,943	12,334,971	(12,395,879)	-	(35)	-	18,355
Invesco Treasury Portfolio, Institutional Class	97,484	22,915,034	(21,232,443)	-	-	1,780,075	36,266
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	209,007	12,261,679	(12,188,045)	-	-	282,641	19,465*
Invesco Private Prime Fund	537,469	29,188,558	(28,987,453)	24	483	739,081	52,087*
Total	$990,202	$95,408,299	$(92,638,663)	$24	$448	$3,760,310	$155,421

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
Micro E-Mini Nasdaq 100 Index	71	September-2024	$2,786,466	$53,229	$53,229
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $78,685,924)*	$95,632,363
Investments in affiliated money market funds, at value (Cost $3,760,286)	3,760,310
Other investments:
Variation margin receivable — futures contracts	33,110
Cash	325
Receivable for:
Fund shares sold	47,306
Fund expenses absorbed	348
Dividends	64,493
Investment for trustee deferred compensation and retirement plans	16,506
Other assets	7,025
Total assets	99,561,786
Liabilities:
Payable for:
Fund shares reacquired	34,068
Collateral upon return of securities loaned	1,021,698
Accrued fees to affiliates	1,153
Accrued trustees’ and officers’ fees and benefits	2,362
Accrued other operating expenses	59,394
Trustee deferred compensation and retirement plans	16,506
Total liabilities	1,135,181
Net assets applicable to shares outstanding	$98,426,605
Net assets consist of:
Shares of beneficial interest	$82,259,137
Distributable earnings	16,167,468
$98,426,605
Net Assets:
Class R6	$98,426,605
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	2,435,308
Class R6:
Net asset value and offering price per share	$40.42

*	At August 31, 2024, securities with an aggregate value of $1,010,362 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco NASDAQ 100 Index Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $952)	$468,090
Dividends from affiliated money market funds (includes net securities lending income of $13,858)	97,727
Total investment income	565,817
Expenses:
Advisory fees	83,970
Administrative services fees	7,157
Custodian fees	11,032
Transfer agent fees	13,572
Trustees’ and officers’ fees and benefits	20,686
Registration and filing fees	22,701
Licensing fees	26,269
Reports to shareholders	12,656
Professional services fees	65,376
Other	3,410
Total expenses	266,829
Less: Fees waived and/or expenses reimbursed	(105,225)
Net expenses	161,604
Net investment income	404,213
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(225,105)
Affiliated investment securities	448
Futures contracts	292,332
67,675
Change in net unrealized appreciation of:
Unaffiliated investment securities	12,496,105
Affiliated investment securities	24
Futures contracts	54,255
12,550,384
Net realized and unrealized gain	12,618,059
Net increase in net assets resulting from operations	$13,022,272
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets
For the year ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$404,213	$103,101
Net realized gain (loss)	67,675	(578,432)
Change in net unrealized appreciation	12,550,384	4,986,242
Net increase in net assets resulting from operations	13,022,272	4,510,911
Distributions to shareholders from distributable earnings:
Class R6	(306,272)	(93,393)
Share transactions–net:
Class R6	61,180,151	11,317,009
Net increase in net assets	73,896,151	15,734,527
Net assets:
Beginning of year	24,530,454	8,795,927
End of year	$98,426,605	$24,530,454
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class R6
Year ended 08/31/24	$32.04	$0.27	$8.32	$8.59	$(0.21)	$—	$(0.21)	$40.42	26.89%	$98,427	0.29%	0.48%	0.72%	7%
Year ended 08/31/23	25.23	0.19	6.80	6.99	(0.18)	—	(0.18)	32.04	27.88	24,530	0.29	1.12	0.69	46
Year ended 08/31/22	32.18	0.15	(6.81)	(6.66)	(0.14)	(0.15)	(0.29)	25.23	(20.86)	8,796	0.29	1.71	0.52	21
Period ended 08/31/21(d)	25.00	0.11	7.18	7.29	(0.11)	—	(0.11)	32.18	29.24	4,396	0.29(e)	5.30(e)	0.46(e)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 13, 2020.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the "Underlying Index").
The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
9	Invesco NASDAQ 100 Index Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $978 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation
10	Invesco NASDAQ 100 Index Fund

margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
L.	Other Risks - The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.150%
Over $2 billion	0.140%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.15%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $83,970 and reimbursed Fund expenses of $21,255.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $163 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $1,139 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
11	Invesco NASDAQ 100 Index Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$95,632,363	$—	$—	$95,632,363
Money Market Funds	2,738,588	1,021,722	—	3,760,310
Total Investments in Securities	98,370,951	1,021,722	—	99,392,673
Other Investments - Assets*
Futures Contracts	53,229	—	—	53,229
Total Investments	$98,424,180	$1,021,722	$—	$99,445,902

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$53,229
Derivatives not subject to master netting agreements	(53,229)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$292,332
Change in Net Unrealized Appreciation:
Futures contracts	54,255
Total	$346,587
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$1,411,949
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a
12	Invesco NASDAQ 100 Index Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$306,272	$93,393

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$247,065
Undistributed long-term capital gain	37,553
Net unrealized appreciation — investments	15,894,440
Temporary book/tax differences	(11,590)
Shares of beneficial interest	82,259,137
Total net assets	$98,426,605
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $63,097,644 and $3,568,564, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,146,723
Aggregate unrealized (depreciation) of investments	(1,252,283)
Net unrealized appreciation of investments	$15,894,440
Cost of investments for tax purposes is $83,551,462.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal taxes and excise taxes, on August 31, 2024, undistributed net investment income was increased by $3,834, undistributed net realized gain (loss) was decreased by $3,172 and shares of beneficial interest was decreased by $662. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class R6	1,974,416	$72,504,046	567,499	$15,478,776
Issued as reinvestment of dividends:
Class R6	8,222	304,823	3,140	83,080
13	Invesco NASDAQ 100 Index Fund

	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class R6	(312,882)	$(11,628,718)	(153,652)	$(4,244,847)
Net increase in share activity	1,669,756	$61,180,151	416,987	$11,317,009

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
14	Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over the past three years ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Nasdaq-100 Index (Index). The Board noted that the Fund had recently commenced operations in October 2020 and that therefore performance information for the Fund was limited.  The Board noted that performance of Class R6 shares of the Fund was in the first quintile of its performance universe for the one, two and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was reasonably comparable to the performance of the Index for the one, two and three year periods. The Board considered that the Fund seeks to track the
16	Invesco NASDAQ 100 Index Fund

investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.
The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
17	Invesco NASDAQ 100 Index Fund

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco NASDAQ 100 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	90.49%
Corporate Dividends Received Deduction*	88.32%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco NASDAQ 100 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco NASDAQ 100 Index Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	NDQ-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX ■ C: SPICX ■ Y: SPIDX ■ R6: SPISX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–97.92%
Advertising–0.07%
Interpublic Group of Cos., Inc. (The)(b)	25,985	$847,371
Omnicom Group, Inc.(b)	13,483	1,354,098
		2,201,469
Aerospace & Defense–1.92%
Axon Enterprise, Inc.(c)	4,884	1,782,513
Boeing Co. (The)(c)	39,729	6,902,516
General Dynamics Corp.	15,653	4,685,882
General Electric Co.	75,362	13,159,712
Howmet Aerospace, Inc.	26,697	2,580,532
Huntington Ingalls Industries, Inc.	2,715	767,721
L3Harris Technologies, Inc.	13,059	3,090,674
Lockheed Martin Corp.	14,702	8,352,206
Northrop Grumman Corp.	9,577	5,010,782
RTX Corp.	91,534	11,289,804
Textron, Inc.	13,129	1,197,365
TransDigm Group, Inc.	3,853	5,290,978
		64,110,685
Agricultural & Farm Machinery–0.21%
Deere & Co.	17,823	6,875,044
Agricultural Products & Services–0.09%
Archer-Daniels-Midland Co.	34,041	2,076,160
Bunge Global S.A.	9,749	988,354
		3,064,514
Air Freight & Logistics–0.39%
C.H. Robinson Worldwide, Inc.	8,062	834,498
Expeditors International of Washington, Inc.	9,725	1,200,162
FedEx Corp.	15,587	4,656,928
United Parcel Service, Inc., Class B	50,218	6,455,524
		13,147,112
Apparel Retail–0.38%
Ross Stores, Inc.	23,085	3,476,832
TJX Cos., Inc. (The)	77,971	9,143,659
		12,620,491
Apparel, Accessories & Luxury Goods–0.09%
lululemon athletica, inc.(c)	7,889	2,046,959
Ralph Lauren Corp.	2,688	460,347
Tapestry, Inc.	15,819	648,104
		3,155,410
Application Software–2.20%
Adobe, Inc.(c)	30,844	17,717,102
ANSYS, Inc.(c)	6,010	1,931,734
Autodesk, Inc.(c)	14,728	3,805,715
Cadence Design Systems, Inc.(c)	18,736	5,038,673
Fair Isaac Corp.(c)	1,701	2,943,189
Intuit, Inc.	19,276	12,148,892
PTC, Inc.(b)(c)	8,244	1,476,418
Roper Technologies, Inc.	7,370	4,086,002
Salesforce, Inc.	66,869	16,911,170
Synopsys, Inc.(c)	10,502	5,456,629
Shares		Value
Application Software–(continued)
Tyler Technologies, Inc.(c)	2,923	$1,718,344
		73,233,868
Asset Management & Custody Banks–1.01%
Ameriprise Financial, Inc.	6,838	3,073,271
Bank of New York Mellon Corp. (The)	51,486	3,512,375
BlackRock, Inc.	9,617	8,672,707
Blackstone, Inc., Class A	49,202	7,004,397
Franklin Resources, Inc.(b)	20,646	417,875
Invesco Ltd.(d)	30,970	529,277
KKR & Co., Inc., Class A	45,822	5,671,389
Northern Trust Corp.	14,086	1,284,784
State Street Corp.	20,741	1,806,541
T. Rowe Price Group, Inc.	15,374	1,630,259
		33,602,875
Automobile Manufacturers–1.43%
Ford Motor Co.	269,986	3,021,143
General Motors Co.	78,553	3,910,369
Tesla, Inc.(c)	191,026	40,900,577
		47,832,089
Automotive Parts & Equipment–0.06%
Aptiv PLC(c)	18,731	1,339,828
BorgWarner, Inc.	15,686	534,422
		1,874,250
Automotive Retail–0.27%
AutoZone, Inc.(c)	1,154	3,671,428
CarMax, Inc.(c)	10,836	916,184
O’Reilly Automotive, Inc.(c)	4,055	4,582,028
		9,169,640
Biotechnology–1.95%
AbbVie, Inc.	121,577	23,866,781
Amgen, Inc.	36,932	12,329,009
Biogen, Inc.(c)	10,024	2,052,514
Gilead Sciences, Inc.	85,775	6,776,225
Incyte Corp.(c)	9,571	628,432
Moderna, Inc.(b)(c)	22,955	1,776,717
Regeneron Pharmaceuticals, Inc.(c)	7,303	8,651,791
Vertex Pharmaceuticals, Inc.(c)	17,766	8,809,982
		64,891,451
Brewers–0.02%
Molson Coors Beverage Co., Class B	12,519	675,650
Broadcasting–0.04%
Fox Corp., Class A(b)	15,914	658,362
Fox Corp., Class B	9,083	349,060
Paramount Global, Class B	34,036	356,357
		1,363,779
Broadline Retail–3.45%
Amazon.com, Inc.(c)	629,868	112,431,438
eBay, Inc.	34,837	2,058,867
Etsy, Inc.(b)(c)	8,051	443,529
		114,933,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco S&P 500 Index Fund

Shares		Value
Building Products–0.52%
A.O. Smith Corp.(b)	8,316	$696,216
Allegion PLC	6,020	835,817
Builders FirstSource, Inc.(c)	8,403	1,462,122
Carrier Global Corp.	57,691	4,198,751
Johnson Controls International PLC	46,381	3,378,856
Masco Corp.	15,163	1,206,368
Trane Technologies PLC	15,584	5,636,109
		17,414,239
Cable & Satellite–0.39%
Charter Communications, Inc., Class A(b)(c)	6,743	2,343,462
Comcast Corp., Class A	269,484	10,663,482
		13,006,944
Cargo Ground Transportation–0.10%
J.B. Hunt Transport Services, Inc.	5,613	972,172
Old Dominion Freight Line, Inc.	12,267	2,365,077
		3,337,249
Casinos & Gaming–0.08%
Caesars Entertainment, Inc.(b)(c)	14,900	560,836
Las Vegas Sands Corp.	25,134	979,975
MGM Resorts International(b)(c)	17,277	649,442
Wynn Resorts Ltd.	6,501	499,797
		2,690,050
Commodity Chemicals–0.13%
Dow, Inc.	48,414	2,594,022
LyondellBasell Industries N.V., Class A	17,711	1,748,076
		4,342,098
Communications Equipment–0.81%
Arista Networks, Inc.(c)	17,475	6,175,316
Cisco Systems, Inc.	278,779	14,089,491
F5, Inc.(c)	4,035	819,710
Juniper Networks, Inc.	22,375	869,940
Motorola Solutions, Inc.	11,483	5,075,945
		27,030,402
Computer & Electronics Retail–0.04%
Best Buy Co., Inc.	13,257	1,331,003
Construction & Engineering–0.08%
Quanta Services, Inc.(b)	10,079	2,773,035
Construction Machinery & Heavy Transportation Equipment– 0.61%
Caterpillar, Inc.	33,670	11,989,887
Cummins, Inc.	9,417	2,946,108
PACCAR, Inc.	36,086	3,470,752
Wabtec Corp.	12,144	2,059,258
		20,466,005
Construction Materials–0.13%
Martin Marietta Materials, Inc.	4,244	2,266,975
Vulcan Materials Co.(b)	9,105	2,232,637
		4,499,612
Consumer Electronics–0.06%
Garmin Ltd.	10,579	1,939,025
Consumer Finance–0.53%
American Express Co.	39,123	10,119,164
Shares		Value
Consumer Finance–(continued)
Capital One Financial Corp.	26,307	$3,865,287
Discover Financial Services	17,253	2,393,164
Synchrony Financial	27,646	1,389,488
		17,767,103
Consumer Staples Merchandise Retail–1.72%
Costco Wholesale Corp.	30,534	27,247,931
Dollar General Corp.(b)	15,124	1,254,838
Dollar Tree, Inc.(c)	14,267	1,205,419
Target Corp.	31,851	4,892,951
Walmart, Inc.	294,097	22,713,111
		57,314,250
Copper–0.13%
Freeport-McMoRan, Inc.	98,899	4,379,248
Data Center REITs–0.26%
Digital Realty Trust, Inc.	22,341	3,387,119
Equinix, Inc.	6,534	5,451,708
		8,838,827
Data Processing & Outsourced Services–0.05%
Broadridge Financial Solutions, Inc.	8,136	1,731,829
Distillers & Vintners–0.10%
Brown-Forman Corp., Class B(b)	12,325	561,897
Constellation Brands, Inc., Class A	11,084	2,668,029
		3,229,926
Distributors–0.09%
Genuine Parts Co.	9,590	1,373,863
LKQ Corp.	18,367	763,884
Pool Corp.(b)	2,639	927,925
		3,065,672
Diversified Banks–2.97%
Bank of America Corp.	468,423	19,088,237
Citigroup, Inc.	131,323	8,226,073
Fifth Third Bancorp	47,095	2,010,486
JPMorgan Chase & Co.	197,709	44,444,983
KeyCorp	64,914	1,107,433
PNC Financial Services Group, Inc. (The)	27,395	5,070,540
U.S. Bancorp	107,435	5,074,155
Wells Fargo & Co.	240,026	14,034,320
		99,056,227
Diversified Support Services–0.24%
Cintas Corp.	5,938	4,780,803
Copart, Inc.(c)	60,237	3,190,151
		7,970,954
Drug Retail–0.01%
Walgreens Boots Alliance, Inc.(b)	49,299	456,016
Electric Utilities–1.57%
Alliant Energy Corp.	17,651	1,028,524
American Electric Power Co., Inc.	36,291	3,639,261
Constellation Energy Corp.	21,703	4,268,980
Duke Energy Corp.	53,135	6,054,733
Edison International	26,489	2,305,338
Entergy Corp.	14,702	1,774,384
Evergy, Inc.	15,830	936,186
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco S&P 500 Index Fund

Shares		Value
Electric Utilities–(continued)
Eversource Energy	24,252	$1,637,738
Exelon Corp.	68,850	2,622,496
FirstEnergy Corp.	35,661	1,566,231
NextEra Energy, Inc.	141,451	11,388,220
NRG Energy, Inc.	14,353	1,220,149
PG&E Corp.	147,130	2,898,461
Pinnacle West Capital Corp.(b)	7,818	684,231
PPL Corp.	50,792	1,620,773
Southern Co. (The)	75,280	6,504,192
Xcel Energy, Inc.	38,255	2,342,354
		52,492,251
Electrical Components & Equipment–0.59%
AMETEK, Inc.	15,936	2,725,853
Eaton Corp. PLC	27,525	8,448,248
Emerson Electric Co.	39,388	4,151,101
Generac Holdings, Inc.(c)	4,173	653,200
Hubbell, Inc.	3,696	1,478,104
Rockwell Automation, Inc.	7,849	2,135,164
		19,591,670
Electronic Components–0.23%
Amphenol Corp., Class A	82,701	5,578,183
Corning, Inc.	53,079	2,221,356
		7,799,539
Electronic Equipment & Instruments–0.16%
Keysight Technologies, Inc.(c)	12,018	1,852,214
Teledyne Technologies, Inc.(c)	3,265	1,413,092
Trimble, Inc.(c)	16,813	953,129
Zebra Technologies Corp., Class A(c)	3,540	1,222,645
		5,441,080
Electronic Manufacturing Services–0.12%
Jabil, Inc.	8,303	907,352
TE Connectivity Ltd.	21,083	3,238,349
		4,145,701
Environmental & Facilities Services–0.33%
Republic Services, Inc.	14,094	2,934,512
Rollins, Inc.	19,336	970,280
Veralto Corp.	15,125	1,700,504
Waste Management, Inc.	25,129	5,328,353
		10,933,649
Fertilizers & Agricultural Chemicals–0.15%
CF Industries Holdings, Inc.	12,584	1,045,605
Corteva, Inc.	47,985	2,749,540
FMC Corp.	8,593	554,936
Mosaic Co. (The)	22,127	632,168
		4,982,249
Financial Exchanges & Data–1.10%
Cboe Global Markets, Inc.	7,240	1,487,096
CME Group, Inc., Class A	24,790	5,348,195
FactSet Research Systems, Inc.	2,624	1,109,532
Intercontinental Exchange, Inc.	39,490	6,379,609
MarketAxess Holdings, Inc.	2,609	632,395
Moody’s Corp.	10,812	5,273,445
MSCI, Inc.	5,454	3,166,538
Nasdaq, Inc.	26,197	1,888,280
Shares		Value
Financial Exchanges & Data–(continued)
S&P Global, Inc.	22,038	$11,310,783
		36,595,873
Food Distributors–0.08%
Sysco Corp.	34,285	2,673,201
Food Retail–0.07%
Kroger Co. (The)	46,086	2,452,236
Footwear–0.26%
Deckers Outdoor Corp.(c)	1,767	1,695,066
NIKE, Inc., Class B	83,407	6,949,471
		8,644,537
Gas Utilities–0.04%
Atmos Energy Corp.	10,388	1,358,127
Gold–0.13%
Newmont Corp.	79,391	4,238,686
Health Care Distributors–0.31%
Cardinal Health, Inc.	16,769	1,890,202
Cencora, Inc.	11,397	2,730,379
Henry Schein, Inc.(c)	8,816	621,969
McKesson Corp.	8,949	5,021,105
		10,263,655
Health Care Equipment–2.26%
Abbott Laboratories	119,770	13,566,348
Baxter International, Inc.	35,084	1,331,087
Becton, Dickinson and Co.	19,897	4,823,232
Boston Scientific Corp.(c)	101,219	8,278,702
DexCom, Inc.(c)	27,380	1,898,529
Edwards Lifesciences Corp.(c)	41,488	2,902,501
GE HealthCare Technologies, Inc.	29,227	2,479,034
Hologic, Inc.(c)	16,068	1,305,364
IDEXX Laboratories, Inc.(c)	5,686	2,736,842
Insulet Corp.(c)	4,822	977,757
Intuitive Surgical, Inc.(c)	24,421	12,030,517
Medtronic PLC	91,418	8,097,807
ResMed, Inc.(b)	10,114	2,478,132
STERIS PLC	6,803	1,640,203
Stryker Corp.	23,343	8,413,284
Teleflex, Inc.	3,243	795,086
Zimmer Biomet Holdings, Inc.	14,164	1,635,376
		75,389,801
Health Care Facilities–0.19%
HCA Healthcare, Inc.	13,344	5,278,753
Universal Health Services, Inc., Class B	4,109	977,819
		6,256,572
Health Care REITs–0.27%
Alexandria Real Estate Equities, Inc.	10,836	1,295,661
Healthpeak Properties, Inc.	48,454	1,079,555
Ventas, Inc.	27,868	1,730,881
Welltower, Inc.	41,165	4,967,792
		9,073,889
Health Care Services–0.45%
Cigna Group (The)	19,558	7,076,280
CVS Health Corp.	86,430	4,947,253
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco S&P 500 Index Fund

Shares		Value
Health Care Services–(continued)
DaVita, Inc.(b)(c)	3,562	$537,577
Labcorp Holdings, Inc.	5,803	1,334,052
Quest Diagnostics, Inc.	7,648	1,200,506
		15,095,668
Health Care Supplies–0.10%
Align Technology, Inc.(c)	4,820	1,143,400
Cooper Cos., Inc. (The)(c)	13,684	1,446,809
Solventum Corp.(c)	9,513	609,879
		3,200,088
Heavy Electrical Equipment–0.11%
GE Vernova, Inc.(c)	18,870	3,792,870
Home Furnishings–0.02%
Mohawk Industries, Inc.(c)	3,649	566,106
Home Improvement Retail–1.05%
Home Depot, Inc. (The)	68,231	25,143,124
Lowe’s Cos., Inc.	39,394	9,789,409
		34,932,533
Homebuilding–0.32%
D.R. Horton, Inc.	20,405	3,851,648
Lennar Corp., Class A	16,858	3,069,168
NVR, Inc.(c)	216	1,981,251
PulteGroup, Inc.	14,482	1,906,555
		10,808,622
Hotel & Resort REITs–0.03%
Host Hotels & Resorts, Inc.	48,541	859,176
Hotels, Resorts & Cruise Lines–0.78%
Airbnb, Inc., Class A(c)	30,396	3,565,755
Booking Holdings, Inc.	2,336	9,131,961
Carnival Corp.(c)	69,543	1,147,459
Expedia Group, Inc.(c)	8,740	1,215,647
Hilton Worldwide Holdings, Inc.	17,215	3,781,103
Marriott International, Inc., Class A	16,518	3,876,609
Norwegian Cruise Line Holdings Ltd.(c)	29,539	528,453
Royal Caribbean Cruises Ltd.(c)	16,301	2,683,471
		25,930,458
Household Products–1.21%
Church & Dwight Co., Inc.	16,835	1,715,150
Clorox Co. (The)	8,550	1,353,551
Colgate-Palmolive Co.	56,486	6,015,759
Kimberly-Clark Corp.	23,182	3,353,508
Procter & Gamble Co. (The)	162,491	27,873,706
		40,311,674
Human Resource & Employment Services–0.35%
Automatic Data Processing, Inc.	28,179	7,774,868
Dayforce, Inc.(b)(c)	10,871	621,495
Paychex, Inc.	22,057	2,893,878
Paycom Software, Inc.	3,310	538,802
		11,829,043
Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	48,928	838,137
Vistra Corp.	22,487	1,921,064
		2,759,201
Shares		Value
Industrial Conglomerates–0.43%
3M Co.	38,098	$5,131,420
Honeywell International, Inc.	44,833	9,321,229
		14,452,649
Industrial Gases–0.60%
Air Products and Chemicals, Inc.(b)	15,305	4,267,799
Linde PLC	33,096	15,828,162
		20,095,961
Industrial Machinery & Supplies & Components–0.79%
Dover Corp.	9,462	1,760,216
Fortive Corp.	24,237	1,803,233
IDEX Corp.	5,211	1,075,967
Illinois Tool Works, Inc.	18,695	4,733,200
Ingersoll Rand, Inc.	27,775	2,540,024
Nordson Corp.	3,741	959,791
Otis Worldwide Corp.	27,837	2,635,885
Parker-Hannifin Corp.	8,850	5,311,770
Pentair PLC	11,430	1,013,727
Snap-on, Inc.	3,630	1,029,976
Stanley Black & Decker, Inc.	10,594	1,084,402
Xylem, Inc.	16,692	2,295,651
		26,243,842
Industrial REITs–0.24%
Prologis, Inc.	63,743	8,147,630
Insurance Brokers–0.63%
Aon PLC, Class A	14,970	5,145,488
Arthur J. Gallagher & Co.	15,043	4,401,131
Brown & Brown, Inc.	16,300	1,713,619
Marsh & McLennan Cos., Inc.	33,923	7,717,822
Willis Towers Watson PLC	7,039	2,056,162
		21,034,222
Integrated Oil & Gas–1.69%
Chevron Corp.	118,003	17,458,544
Exxon Mobil Corp.(e)	308,847	36,425,415
Occidental Petroleum Corp.	45,782	2,608,658
		56,492,617
Integrated Telecommunication Services–0.66%
AT&T, Inc.	493,652	9,823,675
Verizon Communications, Inc.	289,799	12,107,802
		21,931,477
Interactive Home Entertainment–0.13%
Electronic Arts, Inc.(b)	16,750	2,542,985
Take-Two Interactive Software, Inc.(c)	10,933	1,767,975
		4,310,960
Interactive Media & Services–6.03%
Alphabet, Inc., Class A	404,413	66,072,996
Alphabet, Inc., Class C	336,446	55,550,599
Match Group, Inc.(b)(c)	18,291	680,608
Meta Platforms, Inc., Class A	150,877	78,653,689
		200,957,892
Internet Services & Infrastructure–0.11%
Akamai Technologies, Inc.(c)	10,487	1,067,996
GoDaddy, Inc., Class A(c)	9,704	1,624,547
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco S&P 500 Index Fund

Shares		Value
Internet Services & Infrastructure–(continued)
VeriSign, Inc.(c)	5,966	$1,097,147
		3,789,690
Investment Banking & Brokerage–0.85%
Charles Schwab Corp. (The)	102,784	6,691,238
Goldman Sachs Group, Inc. (The)	22,201	11,328,060
Morgan Stanley	86,155	8,926,520
Raymond James Financial, Inc.(b)	12,844	1,535,757
		28,481,575
IT Consulting & Other Services–1.01%
Accenture PLC, Class A (Ireland)	43,287	14,801,990
Cognizant Technology Solutions Corp., Class A	34,231	2,662,145
EPAM Systems, Inc.(c)	3,991	801,233
Gartner, Inc.(c)	5,345	2,629,526
International Business Machines Corp.	63,244	12,783,510
		33,678,404
Leisure Products–0.02%
Hasbro, Inc.	9,010	614,122
Life & Health Insurance–0.36%
Aflac, Inc.	35,600	3,928,816
Globe Life, Inc.	5,781	607,294
MetLife, Inc.	41,126	3,186,442
Principal Financial Group, Inc.	14,846	1,208,761
Prudential Financial, Inc.	24,716	2,994,591
		11,925,904
Life Sciences Tools & Services–1.28%
Agilent Technologies, Inc.	20,176	2,883,554
Bio-Rad Laboratories, Inc., Class A(b)(c)	1,404	473,597
Bio-Techne Corp.	10,849	802,718
Charles River Laboratories International, Inc.(c)	3,546	701,222
Danaher Corp.	45,385	12,222,634
IQVIA Holdings, Inc.(c)	12,544	3,155,443
Mettler-Toledo International, Inc.(c)	1,470	2,115,448
Revvity, Inc.	8,495	1,040,977
Thermo Fisher Scientific, Inc.	26,280	16,164,040
Waters Corp.(c)	4,084	1,414,493
West Pharmaceutical Services, Inc.	5,015	1,572,854
		42,546,980
Managed Health Care–1.61%
Centene Corp.(c)	36,741	2,896,293
Elevance Health, Inc.	16,002	8,911,354
Humana, Inc.	8,296	2,940,683
Molina Healthcare, Inc.(c)	4,034	1,411,053
UnitedHealth Group, Inc.	63,367	37,399,203
		53,558,586
Metal, Glass & Plastic Containers–0.04%
Ball Corp.	21,369	1,363,556
Movies & Entertainment–1.03%
Live Nation Entertainment, Inc.(c)	9,807	957,850
Netflix, Inc.(c)	29,667	20,806,951
Walt Disney Co. (The)	125,513	11,343,865
Warner Bros. Discovery, Inc.(c)	153,516	1,203,565
		34,312,231
Shares		Value
Multi-Family Residential REITs–0.25%
AvalonBay Communities, Inc.	9,776	$2,206,736
Camden Property Trust	7,335	918,342
Equity Residential	23,743	1,777,876
Essex Property Trust, Inc.	4,421	1,334,214
Mid-America Apartment Communities, Inc.	8,043	1,305,942
UDR, Inc.	20,858	928,389
		8,471,499
Multi-line Insurance–0.11%
American International Group, Inc.	45,692	3,520,569
Multi-Sector Holdings–1.78%
Berkshire Hathaway, Inc., Class B(c)	124,640	59,318,669
Multi-Utilities–0.63%
Ameren Corp.	18,360	1,514,884
CenterPoint Energy, Inc.	44,044	1,202,401
CMS Energy Corp.	20,560	1,395,202
Consolidated Edison, Inc.	23,810	2,418,144
Dominion Energy, Inc.	57,709	3,225,933
DTE Energy Co.	14,247	1,781,160
NiSource, Inc.	30,865	1,020,397
Public Service Enterprise Group, Inc.	34,292	2,769,079
Sempra	43,570	3,580,582
WEC Energy Group, Inc.(b)	21,744	2,022,844
		20,930,626
Office REITs–0.02%
BXP, Inc.	9,948	748,289
Oil & Gas Equipment & Services–0.26%
Baker Hughes Co., Class A	68,710	2,416,531
Halliburton Co.	60,951	1,894,966
Schlumberger N.V.	98,407	4,328,924
		8,640,421
Oil & Gas Exploration & Production–0.77%
APA Corp.	24,789	706,238
ConocoPhillips	80,520	9,162,371
Coterra Energy, Inc.	51,239	1,246,645
Devon Energy Corp.	43,512	1,948,467
Diamondback Energy, Inc.	12,279	2,395,756
EOG Resources, Inc.	39,568	5,097,150
EQT Corp.	41,957	1,405,979
Hess Corp.	19,028	2,627,006
Marathon Oil Corp.	38,833	1,112,565
		25,702,177
Oil & Gas Refining & Marketing–0.35%
Marathon Petroleum Corp.	24,257	4,296,400
Phillips 66	29,188	4,095,368
Valero Energy Corp.	22,513	3,303,333
		11,695,101
Oil & Gas Storage & Transportation–0.38%
Kinder Morgan, Inc.	132,936	2,867,430
ONEOK, Inc.	40,183	3,711,302
Targa Resources Corp.	15,265	2,242,428
Williams Cos., Inc. (The)	83,909	3,840,515
		12,661,675
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco S&P 500 Index Fund

Shares		Value
Other Specialized REITs–0.14%
Iron Mountain, Inc.	20,182	$2,285,813
VICI Properties, Inc.(b)	71,821	2,404,567
		4,690,380
Other Specialty Retail–0.11%
Bath & Body Works, Inc.(b)	15,399	473,673
Tractor Supply Co.(b)	7,423	1,986,024
Ulta Beauty, Inc.(c)	3,300	1,164,372
		3,624,069
Packaged Foods & Meats–0.64%
Campbell Soup Co.	13,546	673,507
Conagra Brands, Inc.	32,914	1,026,917
General Mills, Inc.(b)	38,868	2,809,768
Hershey Co. (The)(b)	10,163	1,962,069
Hormel Foods Corp.	19,985	650,512
J.M. Smucker Co. (The)	7,310	838,311
Kellanova	18,124	1,460,976
Kraft Heinz Co. (The)	54,341	1,925,301
Lamb Weston Holdings, Inc.	9,941	615,547
McCormick & Co., Inc.	17,332	1,387,080
Mondelez International, Inc., Class A	92,350	6,631,653
Tyson Foods, Inc., Class A	19,692	1,266,392
		21,248,033
Paper & Plastic Packaging Products & Materials–0.20%
Amcor PLC	99,509	1,138,383
Avery Dennison Corp.	5,546	1,230,380
International Paper Co.(b)	23,913	1,157,868
Packaging Corp. of America	6,137	1,285,947
Smurfit WestRock PLC	36,700	1,740,314
		6,552,892
Passenger Airlines–0.14%
American Airlines Group, Inc.(b)(c)	45,171	479,716
Delta Air Lines, Inc.	44,428	1,887,746
Southwest Airlines Co.	41,203	1,191,591
United Airlines Holdings, Inc.(c)	22,637	996,933
		4,555,986
Passenger Ground Transportation–0.32%
Uber Technologies, Inc.(c)	143,859	10,520,409
Personal Care Products–0.13%
Estee Lauder Cos., Inc. (The), Class A	16,043	1,470,501
Kenvue, Inc.	131,831	2,893,691
		4,364,192
Pharmaceuticals–3.80%
Bristol-Myers Squibb Co.	139,562	6,971,122
Catalent, Inc.(c)	12,460	759,562
Eli Lilly and Co.	54,964	52,766,539
Johnson & Johnson	165,695	27,482,173
Merck & Co., Inc.	174,379	20,655,193
Pfizer, Inc.	390,134	11,317,787
Viatris, Inc.	81,976	990,270
Zoetis, Inc.	31,415	5,764,338
		126,706,984
Property & Casualty Insurance–1.05%
Allstate Corp. (The)	18,170	3,433,040
Shares		Value
Property & Casualty Insurance–(continued)
Arch Capital Group Ltd.(c)	25,747	$2,911,728
Assurant, Inc.	3,579	702,737
Chubb Ltd.	27,956	7,944,536
Cincinnati Financial Corp.	10,779	1,477,046
Hartford Financial Services Group, Inc. (The)	20,362	2,364,028
Loews Corp.	12,500	1,024,250
Progressive Corp. (The)	40,324	10,169,713
Travelers Cos., Inc. (The)	15,766	3,595,752
W.R. Berkley Corp.	20,857	1,245,163
		34,867,993
Publishing–0.03%
News Corp., Class A	26,108	739,640
News Corp., Class B	7,877	231,820
		971,460
Rail Transportation–0.58%
CSX Corp.	134,593	4,612,502
Norfolk Southern Corp.	15,554	3,984,313
Union Pacific Corp.	42,006	10,757,316
		19,354,131
Real Estate Services–0.14%
CBRE Group, Inc., Class A(c)	20,765	2,390,882
CoStar Group, Inc.(c)	28,114	2,173,212
		4,564,094
Regional Banks–0.31%
Citizens Financial Group, Inc.	31,327	1,348,627
Huntington Bancshares, Inc.	99,778	1,493,677
M&T Bank Corp.	11,488	1,977,200
Regions Financial Corp.	63,053	1,476,701
Truist Financial Corp.	92,125	4,095,877
		10,392,082
Reinsurance–0.03%
Everest Group Ltd.	2,992	1,173,582
Research & Consulting Services–0.24%
Equifax, Inc.	8,510	2,613,676
Jacobs Solutions, Inc.	8,621	1,300,736
Leidos Holdings, Inc.	9,309	1,475,570
Verisk Analytics, Inc.	9,823	2,679,911
		8,069,893
Restaurants–0.96%
Chipotle Mexican Grill, Inc.(c)	94,550	5,302,364
Darden Restaurants, Inc.(b)	8,218	1,299,677
Domino’s Pizza, Inc.	2,401	994,518
McDonald’s Corp.	49,618	14,322,732
Starbucks Corp.	77,984	7,374,947
Yum! Brands, Inc.	19,390	2,616,099
		31,910,337
Retail REITs–0.30%
Federal Realty Investment Trust	5,140	591,100
Kimco Realty Corp.	45,947	1,068,727
Realty Income Corp.	59,951	3,723,557
Regency Centers Corp.	11,322	822,996
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco S&P 500 Index Fund

Shares		Value
Retail REITs–(continued)
Simon Property Group, Inc.	22,440	$3,755,334
		9,961,714
Self-Storage REITs–0.19%
Extra Space Storage, Inc.	14,577	2,580,129
Public Storage	10,888	3,742,423
		6,322,552
Semiconductor Materials & Equipment–0.87%
Applied Materials, Inc.	57,206	11,284,455
Enphase Energy, Inc.(c)	9,368	1,133,903
KLA Corp.	9,270	7,596,116
Lam Research Corp.	9,001	7,389,911
Teradyne, Inc.	10,748	1,469,574
		28,873,959
Semiconductors–9.98%
Advanced Micro Devices, Inc.(c)	111,280	16,531,757
Analog Devices, Inc.	34,142	8,017,907
Broadcom, Inc.	299,910	48,831,346
First Solar, Inc.(c)	7,370	1,675,717
Intel Corp.	293,086	6,459,615
Microchip Technology, Inc.	37,205	3,056,763
Micron Technology, Inc.	76,240	7,337,338
Monolithic Power Systems, Inc.	3,351	3,132,113
NVIDIA Corp.	1,692,340	202,014,626
NXP Semiconductors N.V. (China)	17,603	4,512,705
ON Semiconductor Corp.(c)	29,621	2,306,587
Qorvo, Inc.(c)	6,647	770,321
QUALCOMM, Inc.	76,972	13,493,191
Skyworks Solutions, Inc.	11,046	1,210,531
Texas Instruments, Inc.	62,685	13,435,903
		332,786,420
Single-Family Residential REITs–0.04%
Invitation Homes, Inc.	39,642	1,460,411
Soft Drinks & Non-alcoholic Beverages–1.22%
Coca-Cola Co. (The)	266,935	19,344,780
Keurig Dr Pepper, Inc.	71,863	2,630,904
Monster Beverage Corp.(c)	48,833	2,301,499
PepsiCo, Inc.	94,651	16,363,265
		40,640,448
Specialty Chemicals–0.58%
Albemarle Corp.(b)	8,092	730,303
Celanese Corp.	6,918	903,491
DuPont de Nemours, Inc.	28,786	2,425,220
Eastman Chemical Co.	8,100	829,197
Ecolab, Inc.	17,498	4,430,144
International Flavors & Fragrances, Inc.	17,580	1,828,144
PPG Industries, Inc.	16,204	2,102,145
Sherwin-Williams Co. (The)	16,060	5,932,082
		19,180,726
Steel–0.11%
Nucor Corp.	16,507	2,507,579
Steel Dynamics, Inc.	10,169	1,215,297
		3,722,876
Shares		Value
Systems Software–7.73%
CrowdStrike Holdings, Inc., Class A(c)	15,881	$4,403,484
Fortinet, Inc.(c)	43,654	3,348,698
Gen Digital, Inc.	37,936	1,003,787
Microsoft Corp.	511,345	213,302,453
Oracle Corp.	109,753	15,507,001
Palo Alto Networks, Inc.(c)	22,245	8,068,707
ServiceNow, Inc.(c)	14,114	12,067,470
		257,701,600
Technology Distributors–0.06%
CDW Corp.	9,253	2,087,847
Technology Hardware, Storage & Peripherals–7.11%
Apple, Inc.	991,666	227,091,514
Hewlett Packard Enterprise Co.	89,502	1,733,654
HP, Inc.	59,419	2,149,779
NetApp, Inc.	14,209	1,715,310
Seagate Technology Holdings PLC	13,445	1,338,450
Super Micro Computer, Inc.(c)	3,467	1,517,506
Western Digital Corp.(c)	22,481	1,474,529
		237,020,742
Telecom Tower REITs–0.37%
American Tower Corp.	32,150	7,203,529
Crown Castle, Inc.	29,916	3,351,190
SBA Communications Corp., Class A	7,397	1,676,604
		12,231,323
Timber REITs–0.05%
Weyerhaeuser Co.	50,191	1,530,324
Tobacco–0.59%
Altria Group, Inc.	118,255	6,358,571
Philip Morris International, Inc.	107,028	13,195,482
		19,554,053
Trading Companies & Distributors–0.27%
Fastenal Co.	39,419	2,691,530
United Rentals, Inc.	4,585	3,398,677
W.W. Grainger, Inc.	3,011	2,965,594
		9,055,801
Transaction & Payment Processing Services–2.31%
Corpay, Inc.(c)	4,838	1,526,631
Fidelity National Information Services, Inc.	38,297	3,157,588
Fiserv, Inc.(c)	40,283	7,033,412
Global Payments, Inc.	17,573	1,950,779
Jack Henry & Associates, Inc.	5,019	868,437
Mastercard, Inc., Class A	56,524	27,320,310
PayPal Holdings, Inc.(c)	72,018	5,216,264
Visa, Inc., Class A	108,377	29,952,151
		77,025,572
Water Utilities–0.06%
American Water Works Co., Inc.	13,413	1,919,669
Wireless Telecommunication Services–0.21%
T-Mobile US, Inc.	35,499	7,054,361
Total Common Stocks & Other Equity Interests (Cost $1,158,406,900)		3,265,134,269
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco S&P 500 Index Fund

Shares		Value
Money Market Funds–2.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(f)	24,278,577	$24,278,577
Invesco Treasury Portfolio, Institutional Class, 5.15%(d)(f)	43,163,953	43,163,953
Total Money Market Funds (Cost $67,442,530)		67,442,530
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,225,849,430)		3,332,576,799
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.19%
Invesco Private Government Fund, 5.28%(d)(f)(g)	10,996,870	10,996,870
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 5.46%(d)(f)(g)	28,730,046	$28,741,538
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $39,737,146)		39,738,408
TOTAL INVESTMENTS IN SECURITIES–101.13% (Cost $1,265,586,576)		3,372,315,207
OTHER ASSETS LESS LIABILITIES—(1.13)%		(37,724,038)
NET ASSETS–100.00%		$3,334,591,169
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2024.
(c)	Non-income producing security.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2024	Dividend Income
Invesco Ltd.	$455,471	$35,118	$-	$38,688	$-	$529,277	$23,804
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	28,598,847	102,616,318	(106,936,588)	-	-	24,278,577	1,286,781
Invesco Liquid Assets Portfolio, Institutional Class	18,499,332	68,878,196	(87,381,111)	(2,393)	5,976	-	756,070
Invesco Treasury Portfolio, Institutional Class	32,684,397	136,748,006	(126,268,450)	-	-	43,163,953	1,550,257
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,324,601	208,354,426	(211,682,157)	-	-	10,996,870	727,281*
Invesco Private Prime Fund	36,834,686	484,579,570	(492,683,184)	1,440	9,026	28,741,538	1,978,825*
Total	$131,397,334	$1,001,211,634	$(1,024,951,490)	$37,735	$15,002	$107,710,215	$6,323,018

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	252	September-2024	$71,328,600	$1,638,672	$1,638,672
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $1,157,780,647)*	$3,264,604,992
Investments in affiliates, at value (Cost $107,805,929)	107,710,215
Other investments:
Variation margin receivable — futures contracts	644,336
Receivable for:
Fund shares sold	1,240,816
Dividends	4,059,630
Investment for trustee deferred compensation and retirement plans	87,837
Other assets	75,348
Total assets	3,378,423,174
Liabilities:
Payable for:
Fund shares reacquired	2,306,245
Collateral upon return of securities loaned	39,737,146
Accrued fees to affiliates	1,445,547
Accrued trustees’ and officers’ fees and benefits	4,617
Accrued other operating expenses	242,404
Trustee deferred compensation and retirement plans	96,046
Total liabilities	43,832,005
Net assets applicable to shares outstanding	$3,334,591,169
Net assets consist of:
Shares of beneficial interest	$1,217,388,955
Distributable earnings	2,117,202,214
$3,334,591,169
Net Assets:
Class A	$2,328,664,538
Class C	$394,607,612
Class Y	$542,736,380
Class R6	$68,582,639
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	38,883,673
Class C	6,922,826
Class Y	8,907,195
Class R6	1,123,512
Class A:
Net asset value per share	$59.89
Maximum offering price per share (Net asset value of $59.89 ÷ 94.50%)	$63.38
Class C:
Net asset value and offering price per share	$57.00
Class Y:
Net asset value and offering price per share	$60.93
Class R6:
Net asset value and offering price per share	$61.04

*	At August 31, 2024, securities with an aggregate value of $39,083,142 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco S&P 500 Index Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $11,396)	$40,258,922
Dividends from affiliates (includes net securities lending income of $74,575)	3,691,487
Total investment income	43,950,409
Expenses:
Advisory fees	3,251,201
Administrative services fees	408,932
Custodian fees	24,262
Distribution fees:
Class A	4,862,875
Class C	3,581,218
Transfer agent fees — A, C and Y	3,535,194
Transfer agent fees — R6	13,945
Trustees’ and officers’ fees and benefits	45,374
Registration and filing fees	122,648
Licensing fees	453,552
Reports to shareholders	196,181
Professional services fees	76,147
Other	43,508
Total expenses	16,615,037
Less: Fees waived and/or expense offset arrangement(s)	(125,274)
Net expenses	16,489,763
Net investment income	27,460,646
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(563,741)
Affiliated investment securities	15,002
Futures contracts	14,753,572
14,204,833
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	642,476,941
Affiliated investment securities	37,735
Futures contracts	(117,166)
642,397,510
Net realized and unrealized gain	656,602,343
Net increase in net assets resulting from operations	$684,062,989
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$27,460,646	$24,067,056
Net realized gain	14,204,833	70,075
Change in net unrealized appreciation	642,397,510	297,426,228
Net increase in net assets resulting from operations	684,062,989	321,563,359
Distributions to shareholders from distributable earnings:
Class A	(18,907,771)	(14,619,410)
Class C	(1,387,800)	(2,697,142)
Class Y	(5,892,777)	(3,119,500)
Class R6	(346,442)	(201,236)
Total distributions from distributable earnings	(26,534,790)	(20,637,288)
Share transactions–net:
Class A	195,059,555	83,378,064
Class C	(17,252,549)	(39,240,029)
Class Y	(20,307,765)	114,438,275
Class R6	32,999,403	4,627,333
Net increase in net assets resulting from share transactions	190,498,644	163,203,643
Net increase in net assets	848,026,843	464,129,714
Net assets:
Beginning of year	2,486,564,326	2,022,434,612
End of year	$3,334,591,169	$2,486,564,326
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco S&P 500 Index Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$47.86	$0.53	$12.02	$12.55	$(0.52)	$—	$(0.52)	$59.89	26.45%	$2,328,665	0.54%	0.54%	1.00%	1%
Year ended 08/31/23	41.94	0.51	5.84	6.35	(0.43)	—	(0.43)	47.86	15.33	1,681,628	0.54	0.54	1.18	2
Year ended 08/31/22	48.42	0.44	(5.97)	(5.53)	(0.39)	(0.56)	(0.95)	41.94	(11.70)	1,392,433	0.54	0.54	0.95	2
Year ended 08/31/21	37.59	0.39	10.94	11.33	(0.43)	(0.07)	(0.50)	48.42	30.46	1,544,523	0.54	0.54	0.93	5
Year ended 08/31/20	31.59	0.45	6.21	6.66	(0.45)	(0.21)	(0.66)	37.59	21.33(d)	1,147,062	0.54(d)	0.54(d)	1.36(d)	2
Class C
Year ended 08/31/24	45.60	0.13	11.46	11.59	(0.19)	—	(0.19)	57.00	25.50	394,608	1.29	1.29	0.25	1
Year ended 08/31/23	40.17	0.18	5.58	5.76	(0.33)	—	(0.33)	45.60	14.49(e)	330,698	1.28(e)	1.28(e)	0.44(e)	2
Year ended 08/31/22	46.48	0.09	(5.75)	(5.66)	(0.09)	(0.56)	(0.65)	40.17	(12.38)	329,140	1.29	1.29	0.20	2
Year ended 08/31/21	36.09	0.12	10.52	10.64	(0.18)	(0.07)	(0.25)	46.48	29.65(e)	400,963	1.18(e)	1.18(e)	0.29(e)	5
Year ended 08/31/20	30.36	0.19	5.96	6.15	(0.21)	(0.21)	(0.42)	36.09	20.41	353,371	1.30	1.30	0.60	2
Class Y
Year ended 08/31/24	48.67	0.67	12.22	12.89	(0.63)	—	(0.63)	60.93	26.75	542,736	0.29	0.29	1.25	1
Year ended 08/31/23	42.57	0.63	5.94	6.57	(0.47)	—	(0.47)	48.67	15.63	450,318	0.29	0.29	1.43	2
Year ended 08/31/22	49.12	0.56	(6.05)	(5.49)	(0.50)	(0.56)	(1.06)	42.57	(11.48)	284,424	0.29	0.29	1.20	2
Year ended 08/31/21	38.11	0.50	11.10	11.60	(0.52)	(0.07)	(0.59)	49.12	30.80	286,102	0.29	0.29	1.18	5
Year ended 08/31/20	32.01	0.53	6.30	6.83	(0.52)	(0.21)	(0.73)	38.11	21.62	203,430	0.30	0.30	1.60	2
Class R6
Year ended 08/31/24	48.75	0.74	12.22	12.96	(0.67)	—	(0.67)	61.04	26.87	68,583	0.19	0.19	1.35	1
Year ended 08/31/23	42.61	0.67	5.95	6.62	(0.48)	—	(0.48)	48.75	15.74	23,920	0.20	0.20	1.52	2
Year ended 08/31/22	49.15	0.60	(6.05)	(5.45)	(0.53)	(0.56)	(1.09)	42.61	(11.40)	16,438	0.20	0.20	1.29	2
Year ended 08/31/21	38.13	0.53	11.09	11.62	(0.53)	(0.07)	(0.60)	49.15	30.86	12,765	0.24	0.24	1.23	5
Year ended 08/31/20	32.02	0.55	6.31	6.86	(0.54)	(0.21)	(0.75)	38.13	21.70	8,020	0.24	0.24	1.66	2

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2020, respectively.
(e)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.89% for the years ended August 31, 2023 and August 31, 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco S&P 500 Index Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
 The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
14	Invesco S&P 500 Index Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the
15	Invesco S&P 500 Index Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2024, the Fund paid the Adviser $5,738 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2024, the Adviser waived advisory fees of $70,858.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
16	Invesco S&P 500 Index Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $457,112 in front-end sales commissions from the sale of Class A shares and $3,618 and $19,813 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2024, the Fund incurred $9,481 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$3,265,134,269	$—	$—	$3,265,134,269
Money Market Funds	67,442,530	39,738,408	—	107,180,938
Total Investments in Securities	3,332,576,799	39,738,408	—	3,372,315,207
Other Investments - Assets*
Futures Contracts	1,638,672	—	—	1,638,672
Total Investments	$3,334,215,471	$39,738,408	$—	$3,373,953,879

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$1,638,672
Derivatives not subject to master netting agreements	(1,638,672)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$14,753,572
17	Invesco S&P 500 Index Fund

Location of Gain (Loss) on Statement of Operations
Equity Risk
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$(117,166)
Total	$14,636,406
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$67,764,707
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $54,416.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$26,534,790	$20,637,288

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$20,757,959
Undistributed long-term capital gain	7,262,309
Net unrealized appreciation — investments	2,089,244,871
Temporary book/tax differences	(62,925)
Shares of beneficial interest	1,217,388,955
Total net assets	$3,334,591,169
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $240,177,679 and $18,957,759, respectively. As of August 31, 2024, the aggregate cost of investments,
18	Invesco S&P 500 Index Fund

including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,130,988,787
Aggregate unrealized (depreciation) of investments	(41,743,916)
Net unrealized appreciation of investments	$2,089,244,871
Cost of investments for tax purposes is $1,284,709,008.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal taxes, on August 31, 2024, undistributed net realized gain (loss) was decreased by $2,957 and shares of beneficial interest was increased by $2,957. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	7,645,707	$400,741,633	4,837,964	$209,631,036
Class C	1,628,406	81,141,998	1,178,645	48,451,033
Class Y	2,339,767	122,627,275	4,620,383	203,223,167
Class R6	757,378	39,774,791	207,835	9,135,762
Issued as reinvestment of dividends:
Class A	335,327	16,679,179	316,821	12,853,339
Class C	26,708	1,271,014	62,346	2,422,774
Class Y	97,460	4,923,691	59,929	2,467,868
Class R6	6,506	328,997	4,666	192,374
Automatic conversion of Class C shares to Class A shares:
Class A	840,951	44,417,602	972,593	42,215,051
Class C	(881,874)	(44,417,602)	(1,017,674)	(42,215,051)
Reacquired:
Class A	(5,074,269)	(266,778,859)	(4,193,571)	(181,321,362)
Class C	(1,101,998)	(55,247,959)	(1,164,496)	(47,898,785)
Class Y	(2,782,759)	(147,858,731)	(2,109,204)	(91,252,760)
Class R6	(131,059)	(7,104,385)	(107,591)	(4,700,803)
Net increase in share activity	3,706,251	$190,498,644	3,668,646	$163,203,643

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
19	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance
21	Invesco S&P 500 Index Fund

versus its peers and the Index. The Board considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed exchange-traded funds advised or sub-advised by
Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent
22	Invesco S&P 500 Index Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
23	Invesco S&P 500 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
24	Invesco S&P 500 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25	Invesco S&P 500 Index Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-NCSR

Annual Financial Statements and Other Information	August 31, 2024

Invesco Senior Floating Rate Fund

Nasdaq:

A: OOSAX ∎ C: OOSCX ∎ R: OOSNX ∎ Y: OOSYX ∎ R5: SFRRX ∎ R6: OOSIX

2	Schedule of Investments

20	Financial Statements

24	Financial Highlights

25	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Approval of Investment Advisory and Sub-Advisory Contracts

39	Tax Information

40	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments

August 31, 2024

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–84.89%(b)(c)
Aerospace & Defense–3.85%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (6 mo. EURIBOR + 4.75%)	8.51%	10/05/2026	EUR	14,104	$ 15,322,156
Aernnova Aerospace S.A.U (Spain), Term Loan B (3 mo. EURIBOR + 4.00%)	7.71%	02/26/2030	EUR	615	681,356
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	07/01/2031		$1,891	1,893,830
Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	07/01/2031		13,818	13,832,832
Castlelake Aviation Ltd.
Incremental Term Loan (3 mo. Term SOFR + 2.75%)	8.09%	10/22/2027		7,915	7,948,954
Term Loan (3 mo. Term SOFR + 2.50%)	7.84%	10/22/2026		4,335	4,353,006
Engineering Research and Consulting, LLC (aka Astrion), First Lien Term Loan (3 mo. Term SOFR + 5.00%)(d)	10.06%	08/15/2031		5,295	5,215,615
Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	04/30/2028		4,307	4,288,353
KKR Apple Bidco LLC, First Lien Term Loan (1 mo. Term SOFR + 2.86%)	8.11%	09/22/2028		13,015	13,053,364
Ovation Parent, Inc. (Kaman), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	04/21/2031		2,601	2,613,605
Peraton Corp.
First Lien Term Loan B (1 mo. Term SOFR + 3.75%)	9.10%	02/01/2028		3,737	3,664,943
Second Lien Term Loan B-1 (3 mo. Term SOFR + 7.85%)	12.97%	02/01/2029		9,194	8,975,755
Propulsion (BC) Newco LLC (Spain), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	09/14/2029		5,430	5,453,648
Rand Parent LLC (Atlas Air), First Lien Term Loan B (3 mo. Term SOFR + 3.75%)	9.07%	03/17/2030		9,108	9,121,849
Spirit AeroSystems, Inc., Term Loan (3 mo. Term SOFR + 4.50%)	9.75%	01/15/2027		1,551	1,567,053
Titan Acquisition Holdings L.P., Term loan B (1 mo. Term SOFR + 3.50%)	8.81%	06/14/2030		2,109	2,106,398
TransDigm, Inc.
Term Loan I (3 mo. Term SOFR + 2.75%)	8.08%	08/24/2028		13,560	13,631,705
Term Loan J (3 mo. Term SOFR + 2.50%)	7.84%	02/28/2031		2,454	2,459,559
Term Loan K (3 mo. Term SOFR + 2.75%)	8.08%	03/22/2030		489	492,080
					116,676,061

Air Transport–1.93%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. Term SOFR + 5.01%)	10.29%	04/20/2028		23,072	23,902,284
American Airlines, Inc., Term Loan (6 mo. Term SOFR + 2.50%)	8.77%	06/04/2029		12,870	12,819,132
eTraveli Group Holding AB (Sweden), Term loan B (3 mo. EURIBOR + 4.50%)	8.22%	11/02/2028	EUR	1,578	1,749,668
United AirLines, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	8.03%	02/22/2031		11,690	11,745,097
WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	02/14/2031		8,285	8,263,792
					58,479,973

Automotive–3.40%
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	9.36%	04/06/2028		9,550	9,590,163
Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-2 (6 mo. SONIA + 4.75%)	9.95%	07/28/2028	GBP	1,188	1,437,682
Second Lien Term Loan (6 mo. SONIA + 7.50%)	12.45%	07/27/2029	GBP	5,046	4,770,943
DexKo Global, Inc., Incremental First Lien Term Loan (3 mo. Term SOFR + 4.25%)	9.58%	10/04/2028		4,723	4,665,312
Driven Holdings LLC, Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	12/17/2028		7,033	6,992,094
Engineered Components & Systems LLC, Term Loan (1 mo. Term SOFR + 6.00%)	11.25%	08/30/2030		5,035	4,959,795
First Brands Group LLC
First Lien Incremental Term Loan (3 mo. EURIBOR + 5.00%)(d)	8.64%	03/30/2027	EUR	3,157	3,507,417
First Lien Incremental Term Loan (3 mo. Term SOFR + 5.26%)	10.51%	03/30/2027		16,798	16,629,631
First Lien Term Loan (3 mo. Term SOFR + 5.26%)	10.25%	03/30/2027		9,768	9,670,271
Second Lien Term Loan (3 mo. Term SOFR + 8.76%)(d)	14.01%	03/30/2028		3,159	3,017,169
Highline Aftermarket Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.25%	11/09/2027		9,388	9,455,710
LS Group OpCo Acquisition (Les Schwab Tire Centers), Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	04/23/2031		3,169	3,176,088
Mavis Tire Express Services TopCo Corp., Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	05/04/2028		10,997	11,023,183
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL) (Canada), Term Loan B (1 mo. Term SOFR + 2.50%)	7.75%	05/06/2030		2,064	2,072,411
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 3.50%)	8.79%	07/16/2031		3,514	3,527,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

2	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Wand Newco 3, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	01/30/2031		$8,463	$ 8,485,245
					102,980,714

Beverage & Tobacco–1.22%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.84%	07/31/2028		16,270	16,307,926
City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 6.25%)(d)	11.55%	04/05/2028		4,553	4,325,114
Term Loan (3 mo. Term SOFR + 3.76%)(d)	9.06%	04/05/2028		10,707	9,101,045
Term Loan (3 mo. Term SOFR + 3.76%)	1.50%	04/14/2028		10,747	7,240,597
					36,974,682

Building & Development–3.11%
Arcosa, Inc., Term Loan B (d)(e)	-	08/13/2031		2,285	2,296,947
Chariot Buyer LLC
First Lien Term Loan (1 mo. Term SOFR + 3.35%)	8.60%	11/03/2028		1,178	1,178,665
First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	11/03/2028		5,092	5,095,341
Empire Today LLC, Term Loan B (3 mo. Term SOFR + 5.26%)	10.51%	04/01/2028		21,142	15,471,106
Flakt Woods (Fusilli Holdco) (France), Term Loan B (6 mo. EURIBOR + 5.00%)	8.85%	04/12/2026	EUR	1,719	1,876,449
Gulfside Supply, Inc., Term Loan B (1 mo. Term SOFR + 2.95%)(d)	8.29%	06/17/2031		3,410	3,416,086
Icebox Holdco III, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.01%)	9.35%	12/22/2028		4,127	4,153,631
Interior Logic Group, Inc. (Signal Parent), Term Loan B (1 mo. Term SOFR + 3.60%)	8.85%	04/01/2028		11,755	10,369,394
IPS Corp./CP Iris Holdco, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	10/02/2028		4,079	4,083,366
Janus International Group LLC, Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	08/03/2030		1,523	1,526,181
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.85%)	10.10%	02/16/2029		12,650	11,903,518
MI Windows and Doors LLC, Incremental Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	03/28/2031		4,678	4,706,968
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	9.58%	04/29/2029		10,763	10,692,458
Platea (BC) Bidco AB
Delayed Draw Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	04/02/2031	EUR	39	43,071
Term Loan B (3 mo. EURIBOR + 4.50%)	8.22%	04/02/2031	EUR	989	1,098,304
Platea BC Bidco AB, Delayed Draw Term Loan B(f)	0.00%	04/03/2031		159	176,590
Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	03/19/2029		5,137	5,153,222
Term Loan B (1 mo. Term SOFR + 2.50%)	7.75%	04/14/2031		7,310	7,333,965
TAMKO Building Products LLC, Term Loan (1 mo. Term SOFR + 3.25%)	8.56%	09/20/2030		3,673	3,687,969
					94,263,231

Business Equipment & Services–8.81%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan (1 mo. Term SOFR + 3.85%)	9.10%	05/12/2028		12,310	12,251,143
Alter Domus (Chrysaor Bidco S.a.r.l.)
Delayed Draw Term Loan(f)	0.00%	05/14/2031		141	141,864
Term Loan B(e)	-	07/14/2031		1,909	1,918,254
Azuria Water Solutions, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.00%	05/17/2028		1,038	1,042,329
Boost Newco Borrower LLC (WorldPay), Term Loan B (3 mo. Term SOFR + 2.50%)	7.75%	01/31/2031		14,401	14,459,286
Checkout Holding Corp. (Catalina Marketing), Term Loan (3 mo. Term SOFR + 9.50%)	14.83%	05/10/2027		10,153	9,950,256
Cimpress USA, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	05/17/2028		12,603	12,645,221
Cloud Software Group, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.50%)	9.83%	03/21/2031		3,368	3,387,263
Term Loan B (3 mo. Term SOFR + 4.00%)	9.33%	03/30/2029		7,014	7,020,755
Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	13.07%	02/12/2029		3,742	3,484,045
Term Loan (3 mo. Term SOFR + 4.26%)	9.57%	02/10/2028		11,483	11,113,813
Corporation Service Co., Term Loan B (1 mo. Term SOFR + 2.50%)(d)	7.75%	11/02/2029		3,252	3,262,188
Deerfield Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	04/09/2027		14,580	14,495,722
Second Lien Term Loan (3 mo. Term SOFR + 7.01%)	12.35%	04/07/2028		1,901	1,907,884
DTI HoldCo, Inc., Incremental Term Loan B (1 mo. Term SOFR + 4.75%)	10.00%	04/26/2029		2,455	2,467,976
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.03%	01/18/2029		14,936	14,978,248
Garda World Security Corp. (Canada), Term Loan B (1 mo. Term SOFR + 3.48%)	8.83%	02/01/2029		13,133	13,167,182
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. Term SOFR + 4.11%)	9.36%	05/12/2028		13,624	13,633,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
I-Logic Tech Bidco Ltd. (Acuris) (United Kingdom), Term Loan (3 mo. Term SOFR + 4.15%)	9.48%	02/16/2028		$5,730	$ 5,731,338
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan (3 mo. EURIBOR + 4.25%)	7.97%	04/01/2028	EUR	8,158	8,654,997
Term Loan (3 mo. Term SOFR + 4.00%)	9.35%	04/01/2028		9	8,840
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	9.60%	10/25/2029	EUR	10,138	7,970,379
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.33%	08/11/2028		2,810	2,825,578
Monitronics International, Inc., Term Loan B (3 mo. Term SOFR + 7.76%)
(Acquired 06/30/2023-02/16/2024; Cost $30,376,298)(g)	13.01%	06/30/2028		30,359	30,207,466
Neon Maple Purchaser, Inc., Term Loan B(e)	-	07/18/2031		8,271	8,255,801
OCM System One Buyer CTB LLC, Term Loan B (3 mo. Term SOFR + 3.90%)(d)	9.23%	03/02/2028		3,625	3,624,690
Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.85%)
(Acquired 11/12/2021-01/05/2022; Cost $9,372,418)(g)	10.10%	07/27/2027		9,699	5,916,136
Plano HoldCo, Inc. (aka Perficient), Term Loan B(d)(e)	-	08/15/2031		5,408	5,434,658
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.86%)	10.11%	01/31/2028		6,234	6,273,380
Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	11/14/2030		787	790,739
Sitel Worldwide Corp., Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	08/28/2028		2,280	1,561,342
Skillsoft Corp., Term Loan (1 mo. Term SOFR + 5.36%)	10.64%	07/14/2028		3,500	2,825,443
Solera (Polaris Newco LLC), First Lien Term Loan (1 mo. SONIA + 5.25%)	10.20%	06/02/2028	GBP	1,486	1,887,703
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.26%)	9.60%	03/04/2028		29,785	25,473,796
Tempo Acquisition LLC, Term Loan B-1 (1 mo. Term SOFR + 2.25%)	7.50%	08/31/2028		665	667,395
Thermostat Purchaser III, Inc., Term Loan B (1 mo. Term SOFR + 4.35%)(d)	9.60%	08/31/2028		980	979,013
Verra Mobility Corp., First Lien Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	03/24/2028		6,578	6,627,357
					267,042,812

Cable & Satellite Television–2.64%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Term Loan (3 mo. Term SOFR + 5.00%)	10.30%	10/31/2027		8,346	7,498,716
Term Loan B (3 mo. EURIBOR + 5.00%)	8.66%	10/31/2027	EUR	1,078	1,077,856
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B (1 mo. Term SOFR + 2.61%)	7.86%	09/01/2028		1,101	1,069,807
Term Loan B-1 (1 mo. Term SOFR + 3.25%)	8.50%	09/18/2030		8,420	8,146,703
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	9.38%	08/14/2026		9,335	7,491,251
Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	8.26%	07/31/2025		6,087	5,418,342
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	9.25%	01/31/2026		17,605	14,411,883
Term Loan B-14 (3 mo. EURIBOR + 5.50%)	9.19%	08/15/2028	EUR	4,817	4,034,041
UPC - LG (Sunrise), Term Loan AX (1 mo. Term SOFR + 3.04%)	8.44%	01/31/2029		11,255	11,205,313
Virgin Media 02 - LG (United Kingdom)
Term Loan N (1 mo. Term SOFR + 2.61%)	7.94%	01/31/2028		8,928	8,643,909
Term Loan Q (1 mo. Term SOFR + 3.36%)	8.70%	01/31/2029		3,195	3,082,701
Term Loan Y (6 mo. Term SOFR + 3.35%)	8.66%	03/31/2031		8,195	7,876,865
					79,957,387

Chemicals & Plastics–8.91%
A&R Logistics Holdings, Inc. (Quantix), Incremental Term Loan (3 mo. Term SOFR + 6.90%)(d)	12.22%	08/03/2026		4,842	4,706,051
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	10.58%	12/14/2029		8,058	7,790,384
AkzoNoble Chemicals
Term Loan B (3 mo. Term SOFR + 3.50%)	8.63%	04/03/2028		10,057	10,113,845
Term Loan B (3 mo. Term SOFR + 3.50%)	8.82%	04/03/2028		6,924	6,975,377
Aruba Investments, Inc.
First Lien Term Loan (1 mo. EURIBOR + 4.00%)	7.59%	11/24/2027	EUR	3,371	3,658,132
First Lien Term Loan (1 mo. Term SOFR + 4.10%)	9.35%	11/24/2027		1,954	1,945,111
Second Lien Term Loan (1 mo. Term SOFR + 7.85%)	13.10%	11/24/2028		4,299	4,133,851
Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.85%)	10.07%	08/27/2026		15,114	14,729,564
Austin Powder (A-AP Buyer, Inc.), First Lien Term Loan(d)(e)	-	08/01/2031		3,609	3,627,279
Charter NEX US, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	12/01/2027		6,249	6,270,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Chemours Co. (The)
Term Loan B-3 (1 mo. EURIBOR + 4.00%)	7.60%	08/18/2028	EUR	2,850	$ 3,161,558
Term Loan B-3 (1 mo. Term SOFR + 3.50%)	8.75%	08/18/2028		$9,652	9,652,378
Composite Resins Holding B.V. (AOC), Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	10/15/2028		6,389	6,393,217
Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.50%)	8.84%	11/01/2030		4,664	4,679,901
Discovery Purchaser Corp. (BES)
First Lien Term Loan (3 mo. Term SOFR + 4.38%)	9.69%	10/04/2029		11,942	11,956,159
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.32%	10/04/2030		1,420	1,389,184
Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (3 mo. Term SOFR + 5.51%)	10.85%	11/01/2028		10,905	8,724,221
Flint Group (ColourOz Inv) (Germany), PIK Term Loan B, 6.90% PIK Rate, 5.64% Cash Rate(h)	6.90%	12/31/2027		116	23,299
Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	05/29/2029		2,450	2,465,205
Gemini HDPE LLC, Term Loan (3 mo. Term SOFR + 3.26%)	8.51%	12/31/2027		7,544	7,576,059
ICP Group Holdings LLC (CPC Acquisition), First Lien Term Loan (3 mo. Term SOFR + 4.01%)	9.35%	12/29/2027		6,870	5,733,884
INEOS Enterprises Holdings US Finco LLC (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.85%)	8.91%	07/08/2030		6,402	6,425,655
Ineos Quattro (STYRO) (United Kingdom)
Term Loan B (1 mo. Term SOFR + 4.35%)	9.60%	04/02/2029		13,429	13,479,450
Term Loan B (1 mo. Term SOFR + 3.85%)	9.10%	03/14/2030		2,592	2,599,471
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 2.60%)	7.85%	11/08/2028		1,044	1,043,144
Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	02/18/2030		18,605	18,602,336
Term Loan (1 mo. Term SOFR + 3.75%)	9.00%	02/07/2031		9,181	9,203,919
Lummus Technology Holdings V LLC (Illuminate Buyer LLC), Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	12/31/2029		3,230	3,246,457
Oxea Corp. (OQ Chemicals)
Term Loan (3 mo. Term SOFR + 8.24%)	13.31%	06/22/2025		3,290	3,409,576
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	8.92%	10/14/2024		8,082	7,249,810
Potters Industries, Term Loan B (3 mo. Term SOFR + 3.75%)	9.08%	12/14/2027		2,202	2,218,589
PQ Performance Chemicals (Sparta Holdings L.P.), First Lien Term loan (1 mo. Term SOFR + 3.25%)	8.59%	08/02/2030		2,937	2,948,166
Proampac PG Borrower LLC, Term Loan B (3 mo. Term SOFR + 4.00%)	9.30%	09/15/2028		6,909	6,940,496
Trinseo Materials Operating S.C.A.
Incremental Term Loan (3 mo. Term SOFR + 2.76%)	7.82%	05/03/2028		11,076	8,877,576
Term Loan A (3 mo. Term SOFR + 8.50%)	13.80%	05/03/2028		1,637	1,731,345
Term Loan B (3 mo. Term SOFR + 8.50%)	13.80%	05/03/2028		12,049	12,714,192
Tronox Finance LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	04/04/2029		11,816	11,869,243
Univar, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.31%	08/01/2030		13,345	13,435,053
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%)(d)	0.50%	12/22/2025		745	692,472
Revolver Loan(d)(f)	0.00%	12/22/2025		145	135,010
Term Loan (3 mo. Term SOFR + 5.90%)(d)	10.96%	12/22/2027		7,150	6,649,649
W. R. Grace Holdings LLC, Term Loan (3 mo. Term SOFR + 3.44%)	8.50%	09/22/2028		11,108	11,158,246
					270,335,463

Clothing & Textiles–0.86%
ABG Intermediate Holdings 2 LLC
Delayed Draw Term Loan(f)	0.00%	12/21/2028		1,629	1,638,441
Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	12/21/2028		15,112	15,174,857
Varsity Brands Holding Co., Inc., Term Loan B	8.82%	07/25/2031		9,262	9,234,643
					26,047,941

Containers & Glass Products–2.36%
Berlin Packaging LLC, Term Loan B-7 (3 mo. Term SOFR + 3.75%)	9.08%	06/07/2031		11,098	11,108,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Keter Group B.V. (Netherlands)
Term Loan (3 mo. EURIBOR + 4.75%) (Acquired 04/29/2024; Cost $12,901,683)(g)	8.39%	12/28/2029	EUR	12,699	$ 13,436,384
Term Loan (3 mo. EURIBOR + 0.00%) (Acquired 04/29/2024-07/29/2024; Cost $11,953,826)(g)	5.00%	12/31/2029	EUR	14,774	13,759,407
Libbey Glass LLC, Incremental Term Loan (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-06/11/2024; Cost $12,141,179)(g)	11.93%	11/22/2027		$12,748	12,678,624
Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (3 mo. Term SOFR + 4.46%)	9.51%	07/07/2028		3,514	3,410,567
Mold-Rite Plastics LLC (Valcour Packaging LLC), Term Loan A-2 (1 mo. Term SOFR + 1.74%)	7.08%	10/10/2028		6,500	5,576,761
Mold-Rite Plastics, LLC (Valcour Packaging LLC), Term Loan A-1 (1 mo. Term SOFR + 5.23%)	10.56%	10/10/2028		5,412	5,475,743
Refresco (Pegasus Bidco BV) (Netherlands), Term Loan (3 mo. Term SOFR + 3.75%)	8.87%	07/12/2029		6,000	6,022,742
					71,468,948

Cosmetics & Toiletries–0.96%
Bausch and Lomb, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	09/14/2028		4,507	4,478,935
Term Loan (1 mo. Term SOFR + 3.35%)	8.66%	05/10/2027		18,604	18,383,024
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	8.64%	06/29/2028	EUR	5,832	6,208,107
					29,070,066

Drugs–0.41%
Grifols Worldwide Operations USA, Inc.
Term Loan B (3 mo. EURIBOR + 2.25%)	5.91%	11/15/2027	EUR	4,305	4,646,950
Term Loan B (3 mo. Term SOFR + 2.15%)	7.40%	11/15/2027		7,937	7,822,408
					12,469,358

Ecological Services & Equipment–0.86%
Anticimex Global AB (Sweden), Term Loan B-6 (e)	-	11/16/2028		940	946,804
EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.00%	09/20/2030		8,074	8,145,248
Groundworks LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 3.50%)	8.84%	03/14/2031		77	76,977
Delayed Draw Term Loan(f)	0.00%	03/14/2031		404	404,129
Term Loan (1 mo. Term SOFR + 3.50%)	8.84%	03/14/2031		2,612	2,614,010
MIP V Waste LLC (GreenWaste), Term Loan (3 mo. Term SOFR + 3.00%)	8.35%	12/08/2028		2,462	2,462,779
Patriot Container Corp., First Lien Term Loan (1 mo. Term SOFR + 3.85%)	9.10%	03/20/2025		10,560	10,367,186
TruGreen L.P., Second Lien Term Loan (3 mo. Term SOFR + 8.84%)	14.01%	11/02/2028		1,488	1,227,399
					26,244,532

Electronics & Electrical–7.73%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (1 yr. Term SOFR + 5.60%)	10.85%	02/01/2030		1,427	1,390,025
Applied Systems, Inc., Term Loan B-1 (3 mo. Term SOFR + 3.20%)	8.29%	02/24/2031		547	550,104
AppLovin Corp.
Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	10/25/2028		3,298	3,306,807
Term Loan B (1 mo. Term SOFR + 2.50%)	7.75%	08/16/2030		1,442	1,446,380
Boxer Parent Co., Inc., Term Loan (3 mo. Term SOFR + 3.75%)	9.01%	07/30/2031		8,213	8,204,711
Central Parent LLC, Term Loan (3 mo. Term SOFR + 3.25%)	8.58%	07/06/2029		702	697,282
CommerceHub, Inc., Term Loan B (1 mo. Term SOFR + 4.10%)	9.44%	01/01/2028		1,490	1,382,000
CommScope, Inc., Term Loan (1 mo. Term SOFR + 3.36%)	8.61%	04/06/2026		14,613	13,937,323
Diebold Nixdorf, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	12.83%	08/11/2028		5,875	6,037,930
E2Open LLC, Term Loan (1 mo. Term SOFR + 3.61%)	8.86%	02/04/2028		2,729	2,739,961
Epicor Software Corp.
Delayed Draw Term Loan B(f)	0.00%	05/30/2031		336	337,672
Term Loan B (1 mo. Term SOFR + 3.25%)	8.50%	05/30/2031		2,863	2,878,002
EverCommerce, Term Loan B (1 mo. Term SOFR + 3.11%)	8.36%	07/06/2028		1,374	1,379,794
GoTo Group, Inc. (LogMeIn)
First Lien Term Loan (1 mo. Term SOFR + 4.85%)	10.14%	04/30/2028		20,447	17,443,677
Second Lien Term Loan (1 mo. Term SOFR + 4.85%)	10.14%	04/30/2028		11,735	4,744,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC)
Term Loan B-5 (3 mo. EURIBOR + 4.00%)	7.72%	09/30/2028	EUR	1,124	$ 1,246,034
Term Loan B-5 (3 mo. Term SOFR + 4.25%)	9.58%	09/30/2028		$7,869	7,903,489
Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 5.00%)	8.71%	10/17/2028	EUR	1,166	1,291,250
Infinite Electronics
First Lien Incremental Term Loan (3 mo. Term SOFR + 6.51%)(d)	11.64%	03/02/2028		1,493	1,489,693
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.26%	03/02/2028		6,853	6,646,961
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.51%	03/02/2029		1,609	1,361,923
Informatica Corp., Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	10/27/2028		3,227	3,240,383
ION Corp (Helios Software), Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	07/18/2030		4,527	4,538,102
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%)(d)	12.07%	08/17/2028	GBP	2,502	3,174,474
Term Loan (3 mo. Term SOFR + 7.11%)(d)	12.34%	08/17/2028		3,328	3,178,204
Mavenir Systems, Inc., Term Loan B (3 mo. Term SOFR + 5.01%)	10.07%	08/18/2028		12,645	8,974,865
McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	11.37%	07/27/2028		5,145	5,196,558
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.59%	03/01/2029		2,923	2,919,365
Mirion Technologies, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	7.58%	10/20/2028		6,648	6,655,292
Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.36%)	11.61%	04/30/2026		14,968	13,115,568
Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 6.00%)(d)	9.75%	03/03/2028	EUR	5,399	5,282,132
Open Text Corp. (Canada), Term Loan (1 mo. Term SOFR + 2.25%)	7.50%	01/31/2030		2,760	2,776,846
Particle Luxembourg S.a.r.l. (WebPros), Term Loan B (1 mo. Term SOFR + 4.00%)	9.25%	03/28/2031		6,575	6,607,527
Proofpoint, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	8.25%	08/31/2028		12,811	12,837,762
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.40%) (Acquired 01/20/2022-04/29/2024; Cost $19,896,846)(g)	9.65%	02/01/2029		21,663	16,032,566
Renaissance Holding Corp., Term Loan B (1 mo. Term SOFR + 4.25%)	9.50%	04/05/2030		6,553	6,562,371
Sandvine Corp., First Lien Term Loan (Acquired 06/28/2024; Cost $58,688)(g)	2.00%	06/28/2027		270	48,209
SonicWall U.S. Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	10.33%	05/18/2028		9,514	9,357,664
Second Lien Term Loan (3 mo. Term SOFR + 7.65%)	12.98%	05/18/2026		1,353	1,260,533
Ultimate Software Group, Inc., Term Loan B (3 mo. Term SOFR + 3.25%)	8.55%	02/10/2031		7,896	7,923,079
UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.61%)	8.90%	11/20/2028		7,903	7,927,831
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 6.25%)(d)	10.00%	05/31/2029	EUR	13,364	13,516,607
Term Loan B-2(d)(e)	-	05/31/2029		7,500	6,922,779
					234,463,835

Farming/Agriculture–0.03%
Rovensa (Root Bidco Sarl), Term Loan B (6 mo. EURIBOR + 5.25%)	8.84%	09/29/2027	EUR	958	1,044,378

Financial Intermediaries–2.44%
AssetMark Financial Holdings, Inc., Term Loan B (e)	-	06/03/2031		2,483	2,472,303
AssuredPartners, Inc., Term Loan (1 mo. Term SOFR + 3.50%)	8.75%	02/14/2031		10,006	10,035,393
AVS (Ramudden Global), Term Loan (3 mo. EURIBOR + 4.25%)	7.88%	12/12/2029	EUR	7,000	7,730,874
Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	8.50%	06/13/2031		9,972	9,981,329
Edelman Financial Center LLC (The)
Term Loan (1 mo. Term SOFR + 5.25%)	10.50%	10/06/2028		690	689,818
Term Loan B (1 mo. Term SOFR + 3.25%)	8.50%	04/07/2028		8,896	8,916,602
Eisner Advisory Group LLC, Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/28/2031		7,004	7,033,331
Grant Thornton Advisors LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.50%	06/02/2031		7,307	7,340,174
LendingTree, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	9.36%	09/15/2028		7,825	7,785,556
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.13%	02/18/2027		7,384	7,110,517
Tricor (Thevelia / Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.25%)	8.51%	06/18/2029		4,745	4,781,450
					73,877,347

Food Products–2.37%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	12/18/2026		990	996,134
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	7.86%	02/12/2027	EUR	11,269	11,736,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.25%	10/18/2028		$3,009	$ 2,648,078
First Lien Term Loan (1 mo. Term SOFR + 5.11%)	10.36%	10/18/2028		19,177	17,004,234
Second Lien Term Loan (1 mo. Term SOFR + 8.11%)(d)	13.36%	10/18/2029		4,194	2,831,036
Mosel Bidco SE (Alphia) (Germany), Term Loan B (1 mo. Term SOFR + 5.00%)	10.25%	10/02/2030		3,614	3,402,505
Nomad Foods Ltd. (United Kingdom), Term Loan B-4 (6 mo. Term SOFR + 2.51%)	7.81%	11/13/2029		3,335	3,341,420
Shearer’s Foods LLC, Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/12/2031		4,542	4,574,340
Sigma Holdco B.V. (Netherlands)
Term Loan B-10 (6 mo. Term SOFR + 4.41%)	9.77%	01/03/2028		2	2,013
Term Loan B-9 (3 mo. EURIBOR + 4.50%)	8.18%	01/03/2028	EUR	20,674	22,866,729
Solina Group Services (Powder Bidco) (France), Term Loan (3 mo. Term SOFR + 3.75%)	9.09%	03/07/2029		2,605	2,616,702
					72,020,048

Food Service–0.51%
Areas (Pax Midco Spain)
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	5.00%	12/31/2029	EUR	4,376	4,831,922
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	8.74%	12/31/2029	EUR	9,335	10,306,625
WW International, Inc., Term Loan(e)	-	04/13/2028		1,485	423,879
					15,562,426

Forest Products–0.16%
NewLife Forest Restoration LLC, Term Loan (Acquired 01/29/2024-07/31/2024; Cost $5,170,926)(d)(e)(g)	-	04/10/2029		4,883	4,883,497

Health Care–2.89%
Acacium (Impala Bidco Ltd.) (United Kingdom), Term Loan B (1 mo. SONIA + 5.00%)(d)	9.95%	06/08/2028	GBP	1,000	1,273,900
Ascend Learning LLC, First Lien Term Loan (1 mo. Term SOFR + 3.60%)	8.85%	12/11/2028		12,431	12,428,045
Bracket Intermediate Holding Corp. (Signant), First Lien Term Loan (3 mo. Term SOFR + 5.10%)	10.43%	05/08/2028		3,980	4,001,453
Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)(d)	8.25%	06/26/2031		507	506,899
Curium BidCo S.a.r.l. (Luxembourg), Term Loan (3 mo. Term SOFR + 4.00%)	9.33%	07/31/2029		665	668,217
Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B (3 mo. SONIA + 4.50%)	9.70%	04/17/2028	GBP	1,378	1,678,412
Explorer Holdings, Inc., Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	02/04/2027		7,029	7,076,375
Global Medical Response, Inc., Term Loan (3 mo. Term SOFR + 5.50%)	10.84%	10/31/2028		9,282	9,246,404
ICU Medical, Inc., Term Loan B (3 mo. Term SOFR + 2.65%)	7.98%	01/08/2029		591	591,536
International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%)	8.03%	09/07/2028		4,740	4,754,879
IVC Evidensia (Indep Vetcare Group) (United Kingdom), Term Loan B (3 mo. Term SOFR + 4.75%)	10.08%	12/12/2028		641	641,543
MB2 Dental Solutions LLC, Revolver Loan(d)(f)	0.00%	02/15/2031		155	154,646
MB2 Dental Solutions LLC
Delayed Draw Term Loan(d)(f)	0.00%	02/15/2031		1,645	1,646,817
Delayed Draw Term Loan(d)(f)	0.00%	02/15/2031		987	988,090
Revolver Loan (3 mo. Term SOFR + 6.33%)(d)	11.25%	02/15/2031		174	174,388
Term Loan (1 mo. Term SOFR + 6.00%)(d)	11.25%	02/15/2031		4,739	4,744,117
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. Term SOFR + 4.11%) (Acquired 01/20/2022-06/13/2024; Cost $10,338,546)(g)	9.36%	12/18/2028		11,173	7,758,313
Second Lien Term Loan (1 mo. Term SOFR + 6.75%) (Acquired 11/19/2021-12/16/2021; Cost $2,719,566)(g)	12.11%	12/17/2029		2,752	1,209,052
Mehilainen Yhtiot Oy (Finland)
Delayed Draw Term Loan B-6(f)	0.00%	02/07/2031	EUR	459	508,513
Term Loan B-5-B	7.62%	02/07/2031	EUR	2,564	2,841,886
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	7.39%	12/15/2027	EUR	10	11,427
Term Loan B-2 (3 mo. EURIBOR + 3.75%)	7.39%	12/15/2027	EUR	6	6,601
Organon & Co., Term Loan B (1 mo. Term SOFR + 2.50%)	7.84%	05/19/2031		8,984	9,045,831
PAREXEL International Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	8.25%	11/15/2028		99	99,041
Sharp Services LLC, Term Loan (3 mo. Term SOFR + 3.75%)(d)	9.08%	12/31/2028		337	337,394
Summit Behavioral Healthcare LLC, Term Loan B (3 mo. Term SOFR + 4.25%)(d)	9.31%	11/24/2028		1,619	1,570,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
TEAM Services Group, LLC, Term Loan B (1 mo. Term SOFR + 5.31%)	10.65%	12/20/2027		$5,753	$ 5,677,829
TTF Holdings, LLC (Soliant), Term Loan B (1 mo. Term SOFR + 3.75%)	9.00%	07/18/2031		7,226	7,244,105
Veonet Lense GmbH (BLIVEO) (Germany), Incremental Term Loan B (3 mo. EURIBOR + 4.25%)	7.97%	03/14/2029	EUR	316	351,882
Waystar (fka Navicure, Inc.), Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	10/22/2029		226	227,032
Zelis Cost Management Buyer, Inc., Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.00%	09/28/2029		90	90,638
					87,555,968

Home Furnishings–1.13%
Homeserve USA Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	7.84%	10/21/2030		3,161	3,169,939
Mattress Holding Corp., Term Loan (3 mo. Term SOFR + 4.51%)	9.85%	09/25/2028		6,400	6,410,065
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%)(d)	12.89%	06/29/2028		757	755,408
Term Loan (3 mo. Term SOFR + 7.61%)	12.95%	06/29/2028		10,673	8,740,448
SIWF Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%) (Acquired 09/17/2021-03/23/2022; Cost $9,023,522)(g)	9.36%	10/06/2028		9,149	6,971,170
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.35%)	9.60%	10/30/2027		1,846	1,732,286
Term Loan B (1 mo. Term SOFR + 3.36%)	8.61%	10/30/2027		6,808	6,394,889
					34,174,205

Industrial Equipment–5.06%
Alliance Laundry Systems LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.81%	08/09/2031		14,495	14,555,818
Arconic Rolled Products Corp., Term Loan B (1 mo. Term SOFR + 3.25%)	8.56%	08/18/2030		3,837	3,850,673
Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	7.82%	03/15/2030		5,920	5,944,497
Crosby US Acquisition Corp., Term Loan (1 mo. Term SOFR + 4.00%)	9.25%	08/16/2029		3,350	3,370,185
Deliver Buyer, Inc. (MHS Holdings), Term Loan (3 mo. Term SOFR + 5.50%)	10.83%	06/01/2029		8,832	8,021,839
Discovery Energy Holding Co. (Kohler Energy), Term Loan B (3 mo. Term SOFR + 4.75%)	10.08%	05/01/2031		6,900	6,953,310
DXP Enterprises, Inc., Incremental Term Loan (6 mo. Term SOFR + 4.85%)	10.16%	10/11/2030		6,177	6,220,168
EMRLD Borrower L.P. (Copeland)
Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	7.56%	08/04/2031		5,528	5,534,792
Term Loan B (3 mo. Term SOFR + 2.50%)	7.56%	05/31/2030		7,682	7,690,055
Kantar (Summer BC Bidco/KANGRP) (United Kingdom)
Revolver Loan(d)(f)	0.00%	06/04/2026		10,250	9,481,250
Term Loan B (3 mo. Term SOFR + 5.26%)	10.59%	02/05/2029		6,959	7,011,036
Robertshaw US Holding Corp.
First Lien Term Loan (Acquired 05/10/2023-10/17/2023; Cost $7,662,673)(d)(g)(i)(j)	0.00%	02/28/2027		7,763	7,367,353
Second Lien Term Loan (Acquired 05/09/2023-07/14/2023; Cost $13,270,973)(d)(g)(i)(j)	0.00%	02/28/2027		21,991	13,942,457
Third Lien Term Loan (Acquired 05/09/2023; Cost $1,054,908)(d)(g)(i)(j)	0.00%	02/28/2027		3,508	1,789,180
STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.09%)	9.35%	03/25/2031		7,986	7,959,028
Sulo SAS (France), Term Loan B (3 mo. EURIBOR + 5.00%)(d)	8.59%	05/21/2031	EUR	1,000	1,113,690
Tank Holding Corp.
Revolver Loan (1 mo. Term SOFR + 5.85%)(d)	11.10%	03/31/2028		461	447,419
Revolver Loan(d)(f)	0.00%	03/31/2028		461	447,419
Term Loan (1 mo. Term SOFR + 5.85%)	11.10%	03/31/2028		13,576	13,421,125
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B-2 (6 mo. Term SOFR + 3.50%)	8.59%	04/30/2030		14,994	15,063,522
Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (1 mo. Term SOFR + 3.86%)	9.14%	11/19/2028		12,749	12,292,149
Second Lien Term Loan (1 mo. Term SOFR + 7.11%)(d)	12.37%	11/19/2029		1,148	990,087
					153,467,052

Insurance–2.22%
Acrisure LLC, Term Loan B-6 (3 mo. Term SOFR + 3.25%)	8.59%	11/06/2030		19,700	19,608,092
Alliant Holdings Intermediate LLC, Term Loan B-6 (1 mo. Term SOFR + 3.50%)	8.81%	11/06/2030		9,618	9,658,822
AmWINS Group LLC, Term Loan (1 mo. Term SOFR + 2.36%)	7.61%	02/19/2028		1,348	1,352,464
Hub International Ltd., Term Loan (3 mo. Term SOFR + 3.00%)	8.23%	06/20/2030		5,635	5,645,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Insurance–(continued)
Sedgwick Claims Management Services, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	8.25%	07/31/2031		$10,267	$ 10,292,205
Truist Insurance Holdings, Term Loan B (3 mo. Term SOFR + 3.25%)	8.58%	05/06/2031		8,851	8,874,369
USI, Inc.
Term Loan (1 mo. Term SOFR + 2.75%)	8.08%	09/27/2030		1,926	1,928,005
Term Loan B (3 mo. Term SOFR + 2.75%)	8.08%	11/22/2029		9,995	10,009,516
					67,368,589

Leisure Goods, Activities & Movies–2.91%
Carnival Corp.
Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	08/08/2027		75	75,261
Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	10/18/2028		22,364	22,467,991
Crown Finance US, Inc., Term Loan (1 mo. Term SOFR + 1.61%)	6.86%	07/31/2028		11,432	11,637,352
Fitness International LLC, Term Loan B (3 mo. Term SOFR + 5.25%)(d)	10.53%	02/05/2029		7,387	7,378,106
GBT Group Servicers B.V. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.00%)	8.28%	07/25/2031		5,622	5,633,039
LC Ahab US Bidco LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	05/01/2031		2,699	2,712,160
Nord Anglia Education
Term Loan (3 mo. Term SOFR + 4.00%)	9.06%	01/31/2028		3,851	3,882,796
Term Loan B-2 (3 mo. Term SOFR + 3.75%)	8.81%	02/26/2031		3,450	3,481,756
Parques Reunidos (Piolin Bidco S.A.U.) (Spain)
Revolver Loan (1 mo. EURIBOR + 3.50%)(d)	1.05%	03/16/2026	EUR	705	772,668
Revolver Loan(d)(f)	0.00%	03/16/2026		1,937	2,123,985
Term Loan B-4 (6 mo. EURIBOR + 4.50%)	8.18%	09/16/2029	EUR	1,811	2,002,523
Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.47%	03/05/2027	EUR	12,217	12,829,243
Vue International Bidco PLC (United Kingdom)
Second Lien Term Loan (Acquired 02/20/2024-08/13/2024; Cost $2,327,144)(g)	3.59%	12/31/2027	EUR	3,624	2,183,423
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 09/15/2022-02/20/2024; Cost $1,885,666)(g)	11.84%	06/30/2027	EUR	1,872	2,051,864
Term Loan (1 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-04/08/2024; Cost $1,073,392)(g)	11.84%	06/30/2027	EUR	1,035	1,197,341
Term Loan (1 mo. EURIBOR + 8.50%) (Acquired 02/20/2024-08/13/2024; Cost $2,317,797)(g)	3.59%	12/31/2027	EUR	2,206	2,310,396
World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%) (Acquired 08/13/2024; Cost $5,465,929)(g)	9.87%	08/13/2031		5,549	5,538,762
					88,278,666

Lodging & Casinos–2.51%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	02/02/2026		5,787	5,663,025
First Lien Term Loan (1 mo. Term SOFR + 4.86%)	10.11%	02/02/2026		6,509	6,399,415
Caesars Entertainment, Inc.
Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	02/06/2030		8,056	8,076,351
Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	02/06/2031		12,460	12,487,719
Fertitta Entertainment LLC (Golden Nugget), Term Loan B (1 mo. Term SOFR + 3.75%)	9.09%	01/27/2029		5,921	5,919,622
GVC Finance LLC, Term Loan B (6 mo. Term SOFR + 2.75%)	8.01%	10/31/2029		15,057	15,105,907
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 2.50%)	7.75%	08/02/2028		8,383	8,388,482
Penn Entertainment, Inc., Term Loan B (1 mo. Term SOFR + 2.85%)	8.10%	05/03/2029		7,748	7,786,802
Travel + Leisure Co., Incremental Term Loan (1 mo. Term SOFR + 3.35%)	8.66%	12/14/2029		6,252	6,273,931
					76,101,254

Nonferrous Metals & Minerals–0.88%
AZZ, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.50%	05/14/2029		4,211	4,246,963
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 4.26%)	9.58%	07/31/2026		15,148	15,078,854
Form Technologies LLC
First Lien Term Loan (3 mo. Term SOFR + 4.85%)	14.41%	07/19/2025		5,033	4,911,331
First Lien Term Loan (3 mo. Term SOFR + 9.35%)	14.41%	10/22/2025		3,006	2,405,109
					26,642,257

Oil & Gas–1.77%
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 3.00%)	8.35%	10/11/2030		4,186	4,201,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
McDermott International Ltd.
LOC(d)(f)	0.00%	12/31/2026		$5,184	$ 4,743,398
LOC (3 mo. Term SOFR + 5.01%)(d)	0.50%	12/31/2026		1,354	1,238,896
LOC(d)	0.50%	06/30/2027		9,674	6,529,683
LOC (3 mo. Term SOFR + 4.29%)(d)	4.15%	06/30/2027		5,868	3,198,185
PIK Term Loan B, 3.00% PIK Rate, 6.36% Cash Rate(h)	6.46%	12/31/2027		4,786	1,850,592
Term Loan (3 mo. Term SOFR + 7.76%)(d)	13.10%	12/31/2026		4,488	4,577,839
Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	06/30/2027		725	389,761
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B (3 mo. Term SOFR + 3.75%)	9.06%	02/28/2030		4,738	4,773,216
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 3.50%)	8.83%	03/26/2031		6,466	6,494,951
Planet US Buyer LLC (Wood Mackenzie), Term Loan (3 mo. Term SOFR + 3.50%)	8.60%	02/07/2031		5,629	5,670,163
Prairie ECI Acquiror L.P., Term Loan B-2 (1 mo. Term SOFR + 4.75%)	10.00%	08/01/2029		5,424	5,434,181
Rockwood Service Corp., Term loan B (3 mo. Term SOFR + 3.69%)	8.75%	07/23/2031		1,457	1,464,578
TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	11/17/2028		3,104	3,124,557
					53,691,721

Publishing–2.47%
Adtalem Global Education Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	08/12/2028		1,037	1,040,277
Cengage Learning, Inc., Term Loan B (6 mo. Term SOFR + 4.25%)	9.54%	03/22/2031		15,883	15,956,379
Century DE Buyer LLC (Simon & Schuster), Term Loan (1 mo. Term SOFR + 4.01%)	9.26%	10/30/2030		4,213	4,230,545
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.10%)	9.44%	12/01/2028		18,004	18,037,938
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	10.60%	04/09/2029		11,687	11,108,525
Second Lien Term Loan B (1 mo. Term SOFR + 8.50%)	13.75%	04/08/2030		8,093	7,654,524
McGraw-Hill Education, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.23%	08/01/2031		12,937	13,002,072
Micro Holding L.P., Term Loan (1 mo. Term SOFR + 4.25%)	9.50%	05/03/2028		3,982	3,976,316
					75,006,576

Radio & Television–0.68%
iHeartCommunications, Inc.
Incremental Term Loan (1 mo. Term SOFR + 3.36%)	8.61%	05/01/2026		3,221	2,705,738
Term Loan (1 mo. Term SOFR + 3.11%)	8.36%	05/01/2026		11,360	9,507,230
Sinclair Television Group, Inc., Term Loan B-3 (3 mo. Term SOFR + 3.26%)	8.51%	04/01/2028		1,108	795,425
Univision Communications, Inc., Incremental Term Loan B (1 mo. Term SOFR + 3.61%)	8.86%	01/23/2029		7,764	7,552,977
					20,561,370

Retailers (except Food & Drug)–1.30%
Action Holding B.V. (Netherlands), Term Loan B-4 (3 mo. Term SOFR + 3.25%)	8.58%	10/28/2030		8,069	8,109,133
Action Holding B.V. (Peer Holdings) (Netherlands), Term Loan B-5 (3 mo. Term SOFR + 3.00%)	8.33%	06/20/2031		5,744	5,769,994
Bass Pro Group LLC, Term Loan B-2 (1 mo. Term SOFR + 3.86%)	9.11%	03/06/2028		11,248	11,269,650
CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (3 mo. Term SOFR + 3.50%)	8.75%	11/08/2027		8,432	8,466,781
Savers, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	9.08%	04/26/2028		5,884	5,898,702
					39,514,260

Surface Transport–1.30%
Carriage Purchaser, Inc., Term Loan B (1 mo. Term SOFR + 4.36%)	9.61%	10/02/2028		2,681	2,695,604
First Student Bidco, Inc.
Incremental Term Loan B (3 mo. Term SOFR + 3.10%)	8.43%	11/01/2030		12,146	12,194,960
Term Loan B (3 mo. Term SOFR + 3.26%)	8.60%	07/21/2028		6,626	6,649,924
Term Loan C (3 mo. Term SOFR + 3.26%)	8.60%	07/21/2028		2,020	2,027,736
Hurtigruten Group A/S (Explorer II AS) (Norway)
Term Loan A (3 mo. EURIBOR + 8.50%) (Acquired 02/23/2024-08/23/2024; Cost $12,047,797)(g)	0.02%	02/22/2029	EUR	26,585	3,021,487
Term Loan B-2 (3 mo. EURIBOR + 7.00%) (Acquired 02/23/2024-08/23/2024; Cost $5,821,453)(g)	9.91%	09/30/2027	EUR	5,745	4,730,752
PODS LLC, Incremental Term Loan (3 mo. Term SOFR + 4.26%)	9.51%	03/31/2028		4,815	4,556,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Surface Transport–(continued)
Reception Purchaser LLC (STG - XPOI Opportunity), Term Loan (3 mo. Term SOFR + 6.15%) (Acquired 04/28/2022-08/06/2024; Cost $6,371,157)(g)	11.48%	03/24/2028	$7,294	$ 3,549,753
Reception Purchaser, LLC (STG - XPOI Opportunity), Incremental Term Loan (3 mo. Term SOFR + 6.15%) (Acquired 08/06/2024; Cost $70,306)(g)	13.50%	03/24/2028	94	45,652
				39,471,980

Telecommunications–4.54%
Avaya, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	12.75%	08/01/2028	8,603	7,682,758
CCI Buyer, Inc. (Consumer Cellular), First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.33%	12/17/2027	17,163	17,216,813
Crown Subsea Communications Holding, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	9.25%	01/30/2031	13,601	13,715,951
Genesys Cloud Services Holdings I LLC
Incremental Term Loan (1 mo. Term SOFR + 3.86%)	9.11%	12/01/2027	2,010	2,023,092
Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	12/01/2027	265	266,042
II-VI, Inc., Term Loan B-1 (1 mo. Term SOFR + 2.50%)	7.75%	07/02/2029	7,130	7,165,381
Inmarsat Finance PLC (United Kingdom), Term Loan B (1 mo. Term SOFR + 4.50%)	9.75%	09/27/2029	17,834	17,392,385
Iridium Satellite LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	7.50%	09/20/2030	1,765	1,761,198
Lumen Technologies, Inc.
Term Loan B-1 (1 mo. Term SOFR + 2.46%)	7.74%	04/15/2030	650	527,367
Term Loan B-2 (1 mo. Term SOFR + 2.46%)	7.74%	04/15/2029	3,530	2,790,734
Midcontinent Communications, Term Loan B(d)(e)	-	08/13/2031	5,436	5,443,108
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (3 mo. Term SOFR + 4.60%)	9.95%	11/30/2025	358	22,363
Second Lien Term Loan B (3 mo. Term SOFR + 8.85%)	14.20%	11/30/2026	923	69,265
Second Lien Term Loan B-1 (3 mo. Term SOFR + 6.80%)	12.08%	10/18/2027	23,470	2,581,752
Term Loan (3 mo. Term SOFR + 6.54%)	11.82%	10/18/2027	10,543	6,338,832
Third Lien Term Loan (3 mo. Term SOFR + 9.35%)	14.63%	10/18/2027	8,152	542,629
Telesat LLC, Term Loan B-5 (3 mo. Term SOFR + 3.01%)	8.07%	12/07/2026	12,567	6,055,497
ViaSat, Inc.
Term Loan (1 mo. Term SOFR + 4.50%)	9.75%	03/02/2029	10,023	9,395,091
Term Loan B (1 mo. Term SOFR + 4.61%)	9.94%	05/30/2030	3,711	3,464,103
Voyage Digital (NC) Ltd., Term Loan (3 mo. Term SOFR + 3.25%)(d)	8.35%	05/11/2029	5,789	5,810,357
Windstream Services LLC, Term Loan (1 mo. Term SOFR + 6.35%)	11.60%	09/21/2027	12,435	12,551,313
Zayo Group Holdings, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	9.50%	03/09/2027	4,952	4,622,051
Term Loan (1 mo. Term SOFR + 3.11%)	8.25%	03/09/2027	11,073	10,251,259
				137,689,341

Utilities–2.67%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	01/27/2031	4,395	4,403,372
Covanta Holding Corp.
Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	8.09%	11/30/2028	765	767,813
Incremental Term Loan C (1 mo. Term SOFR + 2.75%)	8.09%	11/30/2028	4	3,624
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	10.50%	04/03/2028	5,178	5,192,304
Edgewater Generation, Term Loan (1 mo. Term SOFR + 4.25%)	9.50%	08/01/2030	5,839	5,898,633
Frontera Generation Holdings LLC
First Lien Term Loan (3 mo. Term SOFR + 13.26%) (Acquired 07/28/2021; Cost $4,144,155)(g)	18.60%	07/28/2026	4,165	5,461,329
Second Lien Term Loan (3 mo. Term SOFR + 1.76%) (Acquired 07/28/2021; Cost $2,480,666)(g)	7.10%	07/28/2028	4,042	3,299,757
Generation Bridge Northeast LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.75%	08/22/2029	4,701	4,746,621
Hamilton Projects Acquiror LLC, Term Loan B (1 mo. Term SOFR + 3.75%)	9.00%	05/22/2031	2,507	2,531,051
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (3 mo. Term SOFR + 4.26%) (Acquired 11/28/2022-04/03/2024; Cost $5,586,423)(g)	9.32%	08/14/2026	6,165	6,126,026
Lightning Power, LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	8.35%	08/07/2031	11,810	11,864,978
Lightstone Holdco LLC
Term Loan B (3 mo. Term SOFR + 5.75%)	11.00%	01/29/2027	16,599	16,656,381
Term Loan C (3 mo. Term SOFR + 5.75%)	11.00%	01/29/2027	936	938,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–(continued)
Talen Energy Supply LLC
Term Loan B (3 mo. Term SOFR + 3.50%)	8.60%	05/17/2030	$7,261	$ 7,312,624
Term Loan C (3 mo. Term SOFR + 3.50%)	8.60%	05/17/2030	4,504	4,535,818

Vistra Zero Operating Co. LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	8.00%	04/30/2031	1,213	1,221,235
				80,960,531
Total Variable Rate Senior Loan Interests (Cost $2,677,317,051)				2,574,346,469

			Shares
Common Stocks & Other Equity Interests–5.90%
Automotive–0.01%
Cabonline (Acquired 10/30/2023; Cost $10) (Sweden)(d)(g)			10,623,352	1,040
Cabonline (Acquired 10/31/2023; Cost $8) (Sweden)(d)(g)			9,066,619	446

Cabonline (Acquired 10/30/2023; Cost $271,002) (Sweden)(d)(g)			301,850,286	396,854

				398,340

Building & Development–0.00%

Fagus Holdco PLC (Acquired 06/14/2022; Cost $0) (Spain)(d)(g)			12,156	0

Business Equipment & Services–1.68%
Bloom Parent, Inc. (Acquired 06/11/2024; Cost $3,284,613)(d)(g)			3,285	3,284,613
Monitronics International, Inc. (Acquired 06/30/2023; Cost $8,930,896)(g)			443,661	9,427,796

My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $14,582,747)(d)(g)(k)			162,068	38,235,117

				50,947,526

Chemicals & Plastics–0.00%

Flint Group (ColourOz Inv) (Acquired 09/19/2023; Cost $0) (Germany)(d)(g)			92,542	0

Containers & Glass Products–0.43%
Keter Group B.V. (Acquired 04/29/2024; Cost $0) (Netherlands)(d)(g)			1,460,462,130	1,614

Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $3,769,108)(d)(g)(k)			864,916	13,051,583

				13,053,197

Electronics & Electrical–0.10%
Internap Holding LLC (Acquired 02/06/2018-02/10/2023; Cost $7,928,094)(d)(g)(k)			2,996,076	3,145,880

Sandvine Corp. (Acquired 06/28/2024; Cost $0)(d)(g)			30,037	0

				3,145,880

Forest Products–0.70%

Restoration Forest Products Group, LLC (Acquired 02/22/2022-08/27/2024; Cost $27,867,285)(d)(g)(k)			151,272	21,102,429

Home Furnishings–0.09%

Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $53,939)(g)			347,996	2,592,570

Industrial Equipment–0.04%

North American Lifting Holdings, Inc.(k)			679,193	1,103,689

Leisure Goods, Activities & Movies–0.43%
Crown Finance US, Inc.			629,533	13,082,641
Crown Finance US, Inc.			3,275	68,059
Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom)(d)(g)			9,989	0
Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom)(d)(g)			4,919,597	6
Vue International Bidco PLC (Acquired 02/20/2024; Cost $0) (United Kingdom)(d)(g)			3,062,309	3

Vue International Bidco PLC, Class A4 (United Kingdom)(d)			2,134,862	2

				13,150,711

Nonferrous Metals & Minerals–0.90%

ACNR Holdings, Inc.			335,868	27,149,218

Oil & Gas–0.79%
HGIM Corp.(d)(k)			116,926	4,677,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Fund

			Shares	Value
Oil & Gas–(continued)

McDermott International Ltd.(d)			1,853,702	$ 440,254

Sabine Oil & Gas Holdings, Inc. (Acquired 01/16/2013-03/12/2021; Cost $18,267,226)(d)(g)(l)			18,025	1,623

Seadrill Ltd. (Norway)(l)			1	43

Southcross Energy Partners L.P. (Acquired 07/30/2014-10/29/2020; Cost $29,026,224)(d)(g)(k)			2,914,935	3

Talos Energy, Inc.(l)			947,541	10,868,296

Tribune Resources LLC (Acquired 03/30/2018; Cost $18,014,717)(g)(k)			5,811,199	7,891,608

				23,878,867

Surface Transport–0.55%

Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(d)(g)			35,397	3,342,893

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(d)(g)			100,115	9,748,198

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/23/2024-08/29/2024; Cost $125,144)(d)(g)			300,345	187,716

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(d)(g)			37,211	3,514,207

Hurtigruten (Explorer II AS), Wts. (Acquired 02/23/2024; Cost $0) (Norway)(d)(g)			1,414,767	1

				16,793,015

Telecommunications–0.08%

Avaya Holdings Corp. (Acquired 05/01/2023; Cost $4,295,205)(g)			286,347	2,171,512

Avaya, Inc. (Acquired 05/01/2023; Cost $778,995)(g)			51,933	393,834

				2,565,346

Utilities–0.10%

Frontera Generation Holdings LLC (Acquired 07/28/2021-11/30/2021; Cost $1,035,881)(d)(g)(k)			295,967	2,950,791
Total Common Stocks & Other Equity Interests (Cost $211,110,711)				178,831,579

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–4.30%
Aerospace & Defense–0.30%

Castlelake Aviation Finance DAC (m)	5.00%	04/15/2027	$2,000	1,958,723

Rand Parent LLC(m)	8.50%	02/15/2030	7,113	7,119,658

				9,078,381

Automotive–0.19%

Panther Escrow Issuer LLC (m)	7.13%	06/01/2031	5,520	5,754,059

Building & Development–0.59%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (m)	5.75%	05/15/2026	4,527	4,519,851

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(m)	4.50%	04/01/2027	8,160	7,874,779

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC(m)	6.75%	04/01/2032	911	936,759

Signal Parent, Inc.(m)	6.13%	04/01/2029	6,686	4,587,525

				17,918,914

Business Equipment & Services–0.59%

Acuris Finance US, Inc./Acuris Finance S.a.r.l. (m)	9.00%	08/01/2029	8,576	8,608,160

Allied Universal Holdco LLC(m)	7.88%	02/15/2031	6,739	6,847,757

Boost Newco Borrower LLC(m)	7.50%	01/15/2031	2,313	2,468,399

				17,924,316

Cable & Satellite Television–0.80%

Altice Financing S.A. (Luxembourg) (m)	5.75%	08/15/2029	1,414	1,090,851

Altice Financing S.A. (Luxembourg)(m)	5.00%	01/15/2028	18,761	15,091,911

Altice France S.A. (France)(m)	5.50%	10/15/2029	6,838	4,752,516

Virgin Media Secured Finance PLC (United Kingdom)(m)	4.50%	08/15/2030	3,741	3,306,939

				24,242,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–0.69%

INEOS Finance PLC (Luxembourg) (m)	7.50%	04/15/2029		$3,623	$ 3,754,261

INEOS Quattro Finance 2 PLC (United Kingdom)(m)	9.63%	03/15/2029		1,889	2,039,842

SK Invictus Intermediate II S.a.r.l.(m)	5.00%	10/30/2029		13,605	12,850,535

Windsor Holdings III LLC(m)	8.50%	06/15/2030		1,984	2,127,676

					20,772,314

Food Products–0.01%

Sigma Holdco B.V. (Netherlands) (m)	7.88%	05/15/2026		200	197,507

Health Care–0.11%

Global Medical Response, Inc. (h)(m)	10.00%	10/31/2028		2,208	2,206,303

Organon & Co./Organon Foreign Debt Co-Issuer B.V.(m)	6.75%	05/15/2034		1,019	1,057,298

					3,263,601

Industrial Equipment–0.15%

Arsenal AIC Parent LLC (m)	8.00%	10/01/2030		163	175,452

Chart Industries, Inc.(m)	7.50%	01/01/2030		669	703,781

EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(m)	6.63%	12/15/2030		3,516	3,604,899

					4,484,132

Insurance–0.35%

Acrisure LLC/Acrisure Finance, Inc. (m)	7.50%	11/06/2030		4,014	4,123,249

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(m)	7.00%	01/15/2031		4,411	4,563,184

HUB International Ltd.(m)	7.25%	06/15/2030		1,857	1,940,866

					10,627,299

Lodging & Casinos–0.14%

Caesars Entertainment, Inc. (m)	6.50%	02/15/2032		896	921,317

Caesars Entertainment, Inc.(m)	7.00%	02/15/2030		1,140	1,181,414

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.(m)	6.63%	01/15/2032		2,171	2,198,772

					4,301,503

Publishing–0.02%

McGraw-Hill Education, Inc. (m)	7.38%	09/01/2031		660	682,114

Retailers (except Food & Drug)–0.09%

Evergreen Acqco 1 L.P./TVI, Inc. (m)	9.75%	04/26/2028		2,686	2,835,930

Telecommunications–0.27%

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (m)	6.75%	10/01/2026		4,556	4,523,375

Windstream Escrow LLC/Windstream Escrow Finance Corp.(m)	7.75%	08/15/2028		3,818	3,730,877
					8,254,252
Total U.S. Dollar Denominated Bonds & Notes (Cost $132,708,220)					130,336,539

Non-U.S. Dollar Denominated Bonds & Notes–2.71%(n)
Air Transport–0.04%

SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(o)	8.44%	04/22/2030	EUR	1,174	1,307,472

Automotive–0.19%

Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $789,246)(g)(m)	14.00%	03/19/2026	SEK	9,067	902,848

Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%) (Acquired 03/24/2022; Cost $3,724,562)(g)(j)(m)(o)	13.16%	04/19/2026	SEK	35,057	3,149,543

Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,648,768)(g)(m)	14.00%	03/19/2026	SEK	18,133	1,788,035

					5,840,426

Building & Development–0.09%

APCOA Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(m)(o)	8.69%	01/15/2027	EUR	750	837,132

APCOA Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(m)(o)	8.69%	01/15/2027	EUR	1,500	1,674,264

Fagus Holdco PLC (United Kingdom) (Acquired 09/05/2023; Cost $0)(d)(g)(p)	0.00%	09/05/2029	EUR	200	221,602

					2,732,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–0.04%

Pachelbel Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(m)(o)	8.07%	05/17/2031	EUR	1,136	$ 1,265,196

Cable & Satellite Television–0.09%

Altice Finco S.A. (Luxembourg)(m)	4.75%	01/15/2028	EUR	3,744	2,815,450

Electronics & Electrical–0.15%

Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(m)(o)	8.97%	02/15/2029	EUR	4,000	4,361,632

Financial Intermediaries–1.69%

AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%)(m)(o)	11.13%	07/15/2030	EUR	13,583	8,007,311

Garfunkelux Holdco 3 S.A. (Luxembourg) (Acquired 10/23/2020-08/09/2022; Cost $2,097,398)(g)(m)	6.75%	11/01/2025	EUR	2,100	1,614,782

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (Acquired 03/22/2022-05/10/2022; Cost $9,895,827)(g)(m)(o)	9.88%	05/01/2026	EUR	9,341	7,184,490

Garfunkelux Holdco 3 S.A. (Luxembourg) (Acquired 06/30/2022-11/14/2023; Cost $3,770,615)(g)(m)	6.75%	11/01/2025	EUR	4,000	3,075,775

Sherwood Financing PLC (United Kingdom)(m)	4.50%	11/15/2026	EUR	1,391	1,434,995

Sherwood Financing PLC (United Kingdom)(m)	6.00%	11/15/2026	GBP	1,404	1,679,152

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(m)(o)	8.17%	11/15/2027	EUR	9,180	9,483,007

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(m)(o)	8.17%	11/15/2027	EUR	2,500	2,582,518

Very Group Funding PLC (The) (United Kingdom)(m)	6.50%	08/01/2026	GBP	14,141	16,284,767

					51,346,797

Industrial Equipment–0.05%

Summer (BC) Holdco A S.a.r.l. (Luxembourg)(m)	9.25%	10/31/2027	EUR	1,371	1,491,281

Leisure Goods, Activities & Movies–0.06%

Deuce Finco PLC (United Kingdom)(m)	5.50%	06/15/2027	GBP	1,363	1,738,577

Surface Transport–0.31%

Zenith Finco PLC (United Kingdom)(m)	6.50%	06/30/2027	GBP	9,042	8,653,799

Zenith Finco PLC (United Kingdom)(m)	6.50%	06/30/2027	GBP	752	719,714
					9,373,513
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $104,016,913)					82,273,342

			Shares
Preferred Stocks–0.50%
Oil & Gas–0.04%

McDermott International Ltd., Pfd.(d)				4,611	1,152,805

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(d)(g)(k)				11,609,067	68,493

					1,221,298

Surface Transport–0.46%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(d)(g)				142,554	13,880,483
Total Preferred Stocks (Cost $14,996,720)					15,101,781

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Asset-Backed Securities–0.30%
Structured Products–0.30%

CIFC Funding Ltd., Series 2014-4RA, Class DR (Cayman Islands) (3 mo. Term SOFR + 7.26%) (m)(o)	12.55%	01/17/2035		$1,250	1,253,760

Empower CLO Ltd., Series 2023-1A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.22%)(m)(o)	13.50%	04/25/2036		3,500	3,565,978

Empower CLO Ltd., Series 2023-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.25%)(m)(o)	13.55%	07/15/2036		2,000	2,049,872

Regatta XIV Funding Ltd., Series 2018-3A, Class E (Cayman Islands) (3 mo. Term SOFR + 6.21%)(m)(o)	11.50%	10/25/2031		2,200	2,164,136
Total Asset-Backed Securities (Cost $8,761,728)					9,033,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Fund

	Shares	Value

Money Market Funds–2.50%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(k)(q)	45,562,551	$45,562,551

Invesco Treasury Portfolio, Institutional Class, 5.15%(k)(q)	30,373,136	30,373,136

Total Money Market Funds (Cost $75,935,687)		75,935,687

TOTAL INVESTMENTS IN SECURITIES-101.10% (Cost $3,224,847,030)		3,065,859,143

OTHER ASSETS LESS LIABILITIES-(1.10)%		(33,303,438)

NET ASSETS-100.00%		$3,032,555,705

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
STIBOR	- Stockholm Interbank Offered Rate
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	This variable rate interest will settle after August 31, 2024, at which time the interest rate will be determined.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	Restricted security. The aggregate value of these securities at August 31, 2024 was $328,844,744, which represented 10.84% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)

The borrower has filed for protection in federal bankruptcy court. Subsequent to period-end, a valuation adjustment was made to the Fund’s term loan positions in Robertshaw to reflect the consummation of the borrower’s Chapter 11 plan.

(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2024 was $26,248,533, which represented less than 1% of the Fund’s Net Assets.

(k)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2024	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$63,601,590	$552,316,611	$(570,355,650)	$-	$-	$45,562,551	$2,633,895

Invesco Treasury Portfolio, Institutional Class	41,937,612	368,211,074	(379,775,550)	-	-	30,373,136	1,740,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Fund

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2024	Income

Investments in Other Affiliates:

ACNR Holdings, Inc., Pfd.*	$36,213,450	$-	$(3,434,670)	$(35,178,780)	$2,400,000	$-	$-

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045	2,568,926	-	(2,732,900)	526,018	(362,044)	-	51,242

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	181,044	51,242	(229,166)	(181,044)	177,924	-	-

Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045**	5,506,325	-	-	4,241,873	-	9,748,198	187,716

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045**	187,716	250,288	(309,419)	(125,144)	184,275	187,716	-

Commercial Barge Line Co., Wts., expiring 04/27/2045**	1,674,495	-	-	1,839,712	-	3,514,207	-

Frontera Generation Holdings LLC	21,458	-	-	2,929,333	-	2,950,791	-

Fusion Connect, Inc., Wts., expiring 01/14/2040	10,526	-	-	10,604,492	(10,615,018)	-	-

HGIM Corp.	4,326,262	-	-	350,778	-	4,677,040	1,333,541

Internap Holding LLC	3,145,880	-	-	-	-	3,145,880	-

Larchmont Resources LLC	210,484	-	-	2,521,757	(2,732,241)	-	-

Libbey Glass LLC*	6,811,214	-	-	6,240,369	-	13,051,583	-

My Alarm Center LLC, Class A	39,252,693	-	(7,283,738)	6,266,162	-	38,235,117	-

North American Lifting Holdings, Inc.	4,754,351	-	-	(3,650,662)	-	1,103,689	-

QuarterNorth Energy, Inc.	113,489,182	-	(118,802,020)	(69,618,274)	74,931,112	-	-

Restoration Forest Products Group, LLC	-	27,867,285	-	(6,764,856)	-	21,102,429	-

Southcross Energy Partners L.P., Series A, Pfd.	103,321	-	-	(34,828)	-	68,493	-

Southcross Energy Partners L.P.	40,809	-	-	(40,806)	-	3	-

Tribune Resources LLC	7,990,398	-	-	(98,790)	-	7,891,608	2,382,592

Total	$332,027,736	$948,696,500	$(1,082,923,113)	$(80,172,690)	$63,984,008	$181,612,441	$8,329,039

*	As of August 31, 2023, this security was not considered as an affiliate of the Fund.
**	At August 31, 2024, this security was no longer an affiliate of the Fund.

(l)	Non-income producing security.
(m)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $220,114,553, which represented 7.26% of the Fund’s Net Assets.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2024.
(p)	Zero coupon bond issued at a discount.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2024.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

09/27/2024	Barclays Bank PLC	USD	199,420	SEK	2,142,646	$9,502

10/31/2024	Barclays Bank PLC	EUR	80,580,653	USD	89,899,897	588,362

09/27/2024	BNP Paribas S.A.	USD	14,754,011	GBP	11,318,983	114,509

10/31/2024	BNP Paribas S.A.	EUR	80,028,603	USD	89,291,387	591,716

10/31/2024	BNP Paribas S.A.	SEK	63,672,822	USD	6,256,019	35,416

09/27/2024	Canadian Imperial Bank of Commerce	USD	14,751,049	GBP	11,318,983	117,472

09/27/2024	State Street Bank & Trust Co.	USD	14,552,099	GBP	11,162,800	111,261

10/31/2024	State Street Bank & Trust Co.	SEK	599,210	USD	58,837	296

09/27/2024	Toronto-Dominion Bank (The)	USD	10,837,440	EUR	10,000,000	228,210

10/31/2024	Toronto-Dominion Bank (The)	EUR	80,373,009	USD	89,692,323	610,931

Subtotal–Appreciation						2,407,675

Currency Risk

09/27/2024	Barclays Bank PLC	USD	89,380,302	EUR	80,241,573	(587,788)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

10/31/2024	Barclays Bank PLC	GBP	157,782	USD	205,580	$(1,723)

09/27/2024	BNP Paribas S.A.	EUR	82,550,335	USD	89,792,195	(1,555,113)

09/27/2024	BNP Paribas S.A.	GBP	11,575,912	USD	14,959,399	(246,622)

09/27/2024	BNP Paribas S.A.	SEK	65,802,167	USD	6,130,051	(286,104)

09/27/2024	BNP Paribas S.A.	USD	89,387,370	EUR	80,241,573	(594,857)

09/27/2024	BNP Paribas S.A.	USD	6,243,187	SEK	63,659,521	(35,955)

10/31/2024	BNP Paribas S.A.	GBP	11,292,566	USD	14,722,362	(114,400)

10/31/2024	Canadian Imperial Bank of Commerce	GBP	11,292,567	USD	14,719,529	(117,232)

10/31/2024	Canadian Imperial Bank of Commerce	USD	12,347,230	EUR	11,000,000	(155,385)

09/27/2024	Morgan Stanley and Co. International PLC	GBP	11,112,426	USD	14,353,689	(243,501)

09/27/2024	Royal Bank of Canada	EUR	84,718,608	USD	92,146,573	(1,600,071)

09/27/2024	State Street Bank & Trust Co.	EUR	83,801,098	USD	91,092,262	(1,639,096)

09/27/2024	State Street Bank & Trust Co.	GBP	11,112,426	USD	14,343,686	(253,503)

10/31/2024	State Street Bank & Trust Co.	GBP	11,136,748	USD	14,520,992	(111,047)

09/27/2024	Toronto-Dominion Bank (The)	USD	89,789,636	EUR	80,586,894	(615,001)

Subtotal–Depreciation						(8,157,398)

Total Forward Foreign Currency Contracts						$(5,749,723)

Abbreviations:

EUR - Euro

GBP - British Pound Sterling

SEK - Swedish Krona

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $3,008,029,406)	$2,897,696,823

Investments in affiliates, at value (Cost $216,817,624)	168,162,320

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,407,675

Cash	29,982,703

Restricted cash	10,690,732

Foreign currencies, at value (Cost $5,806,490)	5,809,492

Due from broker	434,910

Receivable for:
Investments sold	79,189,311

Fund shares sold	2,053,180

Dividends	601,534

Interest	32,656,752

Investment for trustee deferred compensation and retirement plans	336,601

Other assets	286,372

Total assets	3,230,308,405

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	8,157,398

Payable for:
Investments purchased	144,737,642

Dividends	6,892,481

Proceeds received in connection with pending litigation	10,690,732

Fund shares reacquired	2,339,041

Accrued fees to affiliates	1,300,754

Accrued trustees’ and officers’ fees and benefits	5,475

Accrued other operating expenses	224,248

Trustee deferred compensation and retirement plans	336,601

Unfunded loan commitments	23,068,328

Total liabilities	197,752,700

Net assets applicable to shares outstanding	$3,032,555,705

Net assets consist of:
Shares of beneficial interest	$5,720,227,110

Distributable earnings (loss)	(2,687,671,405)

$3,032,555,705

Net Assets:
Class A	$1,538,561,322

Class C	$170,785,908

Class R	$51,616,359

Class Y	$1,156,907,537

Class R5	$19,693

Class R6	$114,664,886

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	231,483,861

Class C	25,681,666

Class R	7,770,140

Class Y	174,365,657

Class R5	2,962

Class R6	17,282,544

Class A:
Net asset value per share	$6.65

Maximum offering price per share (Net asset value of $6.65 ÷ 96.75%)	$6.87

Class C:
Net asset value and offering price per share	$6.65

Class R:
Net asset value and offering price per share	$6.64

Class Y:
Net asset value and offering price per share	$6.63

Class R5:
Net asset value and offering price per share	$6.65

Class R6:
Net asset value and offering price per share	$6.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Fund

Statement of Operations

For the year ended August 31, 2024

Investment income:

Interest	$296,023,969

Dividends	1,342,085

Dividends from affiliates	8,329,039

Total investment income	305,695,093

Expenses:
Advisory fees	19,187,449

Administrative services fees	451,136

Custodian fees	239,251

Distribution fees:
Class A	3,849,678

Class C	1,856,197

Class R	260,446

Interest, facilities and maintenance fees	1,629,640

Transfer agent fees – A, C, R and Y	3,645,297

Transfer agent fees – R5	12

Transfer agent fees – R6	49,361

Trustees’ and officers’ fees and benefits	49,931

Registration and filing fees	178,190

Reports to shareholders	434,591

Professional services fees	722,532

Other	56,771

Total expenses	32,610,482

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(652,123)

Net expenses	31,958,359

Net investment income	273,736,734

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(34,680,714)

Affiliated investment securities	63,984,008

Foreign currencies	596,873

Forward foreign currency contracts	10,944,911

40,845,078

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	61,091,678

Affiliated investment securities	(80,172,690)

Foreign currencies	41,627

Forward foreign currency contracts	(13,287,671)

(32,327,056)

Net realized and unrealized gain	8,518,022

Net increase in net assets resulting from operations	$282,254,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2024 and 2023

	2024	2023

Operations:

Net investment income	$273,736,734	$301,283,952

Net realized gain (loss)	40,845,078	(139,797,702)

Change in net unrealized appreciation (depreciation)	(32,327,056)	110,439,973

Net increase in net assets resulting from operations	282,254,756	271,926,223

Distributions to shareholders from distributable earnings:
Class A	(130,100,577)	(151,908,076)

Class C	(14,343,400)	(20,837,505)

Class R	(4,257,187)	(5,142,756)

Class Y	(102,123,264)	(130,241,833)

Class R5	(1,712)	(1,525)

Class R6	(14,224,107)	(19,317,154)

Total distributions from distributable earnings	(265,050,247)	(327,448,849)

Return of capital:
Class A	(13,590,921)	(5,790,853)

Class C	(1,498,380)	(794,342)

Class R	(444,726)	(196,046)

Class Y	(10,668,279)	(4,964,919)

Class R5	(179)	(58)

Class R6	(1,485,917)	(736,385)

Total return of capital	(27,688,402)	(12,482,603)

Total distributions	(292,738,649)	(339,931,452)

Share transactions–net:
Class A	(14,500,310)	(51,670,541)

Class C	(29,037,066)	(62,319,648)

Class R	(1,790,702)	(1,057,435)

Class Y	(17,132,581)	(242,916,944)

Class R5	–	8,335

Class R6	(84,905,288)	(42,684,802)

Net increase (decrease) in net assets resulting from share transactions	(147,365,947)	(400,641,035)

Net increase (decrease) in net assets	(157,849,840)	(468,646,264)

Net assets:

Beginning of year	3,190,405,545	3,659,051,809

End of year	$3,032,555,705	$3,190,405,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2024

Cash provided by operating activities:
Net increase in net assets resulting from operations	$282,254,756

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,447,470,349)

Proceeds from sales of investments	1,473,368,236

Proceeds from sales of short-term investments, net	102,369,588

Amortization (accretion) of premiums and discounts, net	(14,242,182)

Net realized gain from investment securities	(29,303,294)

Net change in unrealized depreciation on investment securities	19,081,012

Net change in unrealized depreciation on forward foreign currency contracts	13,287,671

Change in operating assets and liabilities:

Decrease in receivables and other assets	11,165,865

Increase in accrued expenses and other payables	10,560,185

Net cash provided by operating activities	421,071,488

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(64,700,683)

Return of capital	(27,688,402)

Proceeds from shares of beneficial interest sold	705,650,930

Disbursements from shares of beneficial interest reacquired	(1,052,857,477)

Net cash provided by (used in) financing activities	(439,595,632)

Net decrease in cash and cash equivalents	(18,524,144)

Cash and cash equivalents at beginning of period	140,942,758

Cash and cash equivalents at end of period	$122,418,614

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to common shareholders	$201,066,428

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,552

Cash paid during the period for interest, facilities and maintenance fees	$1,629,640

Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$111,727,882

Restricted cash	10,690,732

Total cash, cash equivalents, and restricted cash:	$122,418,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$6.67	$0.58	$ 0.02	$ 0.60	$(0.56)	$(0.06)	$(0.62)	$6.65	9.35%	$1,538,561	1.08%	1.10%	1.03%	8.68%	48%
Year ended 08/31/23	6.79	0.60	(0.05)	0.55	(0.65)	(0.02)	(0.67)	6.67	8.72	1,558,451	1.06	1.09	1.01	9.04	31
Year ended 08/31/22	7.10	0.35	(0.32)	0.03	(0.34)	–	(0.34)	6.79	0.40	1,639,394	1.04	1.04	1.00	5.05	68
Year ended 08/31/21	6.61	0.31	0.49	0.80	(0.31)	–	(0.31)	7.10	12.35	1,666,116	1.07	1.10	1.00	4.56	86
Year ended 08/31/20	7.63	0.32	(1.02)	(0.70)	(0.32)	–	(0.32)	6.61	(9.23)	1,586,129	1.13	1.16	1.02	4.59	53
Class C
Year ended 08/31/24	6.67	0.53	0.02	0.55	(0.52)	(0.05)	(0.57)	6.65	8.53	170,786	1.83	1.85	1.78	7.93	48
Year ended 08/31/23	6.79	0.55	(0.05)	0.50	(0.60)	(0.02)	(0.62)	6.67	7.91	200,489	1.81	1.84	1.76	8.29	31
Year ended 08/31/22	7.11	0.30	(0.33)	(0.03)	(0.29)	–	(0.29)	6.79	(0.49)	268,127	1.79	1.79	1.75	4.30	68
Year ended 08/31/21	6.62	0.26	0.49	0.75	(0.26)	–	(0.26)	7.11	11.50	398,409	1.82	1.85	1.75	3.81	86
Year ended 08/31/20	7.64	0.27	(1.02)	(0.75)	(0.27)	–	(0.27)	6.62	(9.90)	733,122	1.88	1.91	1.77	3.84	53
Class R
Year ended 08/31/24	6.66	0.56	0.02	0.58	(0.54)	(0.06)	(0.60)	6.64	9.07	51,616	1.33	1.35	1.28	8.43	48
Year ended 08/31/23	6.79	0.58	(0.05)	0.53	(0.64)	(0.02)	(0.66)	6.66	8.29	53,578	1.31	1.34	1.26	8.79	31
Year ended 08/31/22	7.10	0.34	(0.33)	0.01	(0.32)	–	(0.32)	6.79	0.14	55,615	1.29	1.29	1.25	4.80	68
Year ended 08/31/21	6.61	0.30	0.48	0.78	(0.29)	–	(0.29)	7.10	12.07	60,060	1.32	1.35	1.25	4.31	86
Year ended 08/31/20	7.62	0.31	(1.01)	(0.70)	(0.31)	–	(0.31)	6.61	(9.34)	59,212	1.38	1.41	1.27	4.34	53
Class Y
Year ended 08/31/24	6.66	0.59	0.01	0.60	(0.57)	(0.06)	(0.63)	6.63	9.45	1,156,908	0.83	0.85	0.78	8.93	48
Year ended 08/31/23	6.78	0.61	(0.04)	0.57	(0.66)	(0.03)	(0.69)	6.66	8.99	1,178,319	0.81	0.84	0.76	9.29	31
Year ended 08/31/22	7.09	0.37	(0.33)	0.04	(0.35)	–	(0.35)	6.78	0.63	1,450,652	0.79	0.79	0.75	5.30	68
Year ended 08/31/21	6.60	0.33	0.49	0.82	(0.33)	–	(0.33)	7.09	12.65	1,323,124	0.82	0.85	0.75	4.81	86
Year ended 08/31/20	7.61	0.35	(1.02)	(0.67)	(0.34)	–	(0.34)	6.60	(8.90)	1,571,552	0.88	0.91	0.77	4.84	53
Class R5
Year ended 08/31/24	6.67	0.60	0.02	0.62	(0.58)	(0.06)	(0.64)	6.65	9.68	20	0.79	0.79	0.74	8.97	48
Year ended 08/31/23	6.80	0.62	(0.06)	0.56	(0.66)	(0.03)	(0.69)	6.67	8.89	20	0.76	0.76	0.71	9.34	31
Year ended 08/31/22	7.11	0.38	(0.33)	0.05	(0.36)	–	(0.36)	6.80	0.74	12	0.70	0.70	0.66	5.39	68
Year ended 08/31/21	6.62	0.34	0.48	0.82	(0.33)	–	(0.33)	7.11	12.65	12	0.73	0.74	0.66	4.90	86
Year ended 08/31/20	7.63	0.34	(1.00)	(0.66)	(0.35)	–	(0.35)	6.62	(8.80)	8	0.80	0.80	0.69	4.92	53
Class R6
Year ended 08/31/24	6.66	0.60	0.01	0.61	(0.58)	(0.06)	(0.64)	6.63	9.55	114,665	0.76	0.76	0.71	9.00	48
Year ended 08/31/23	6.77	0.62	(0.04)	0.58	(0.66)	(0.03)	(0.69)	6.66	9.22	199,550	0.74	0.74	0.69	9.36	31
Year ended 08/31/22	7.08	0.37	(0.32)	0.05	(0.36)	–	(0.36)	6.77	0.72	245,252	0.70	0.70	0.66	5.39	68
Year ended 08/31/21	6.60	0.34	0.47	0.81	(0.33)	–	(0.33)	7.08	12.60	196,230	0.69	0.74	0.62	4.94	86
Year ended 08/31/20	7.61	0.36	(1.02)	(0.66)	(0.35)	–	(0.35)	6.60	(8.80)	194,825	0.77	0.79	0.66	4.95	53

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended ended August 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $42,745,724 in connection with the acquisition of Invesco Senior Floating Rate Plus Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Fund

Notes to Financial Statements

August 31, 2024

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

25	Invesco Senior Floating Rate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund is plaintiff to legal proceedings in connection with certain of its portfolio investments. The outcome and financial effect, if any, of these legal proceedings cannot be determined at this time because the proceedings are ongoing and have not been fully adjudicated. The Fund received a cash payment of $10,682,658 from the issuer of one of its portfolio investments (Robertshaw US Holding Corp.), the status of which is subject to such ongoing litigation. Consequently, the Fund continues to recognize its investments in the various Robertshaw Term Loans in the Schedule of Investments and has recorded the cash received as restricted cash and an offsetting liability proceeds received in connection with pending litigation for such cash proceeds received in the Statement of Assets and Liabilities.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown

26	Invesco Senior Floating Rate Fund
as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

O.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

LIBOR Transition Risk - The Fund may have investments in financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was a common benchmark interest rate index historically used to make adjustments to variable-rate debt instruments, to determine interest rates for a variety of financial instruments and borrowing arrangements and as a reference rate in derivative contracts.

The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, has ceased publishing the majority of LIBOR rates. In April 2023, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts, but any such rates are considered non-representative of the underlying market. Regulators and financial industry working groups have worked to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) have replaced LIBOR in certain financial contracts. SOFR is a broad measure of the cost of overnight borrowing of cash through repurchase agreements collateralized by U.S. Treasury securities.

While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks relating to converting certain longer-term securities and transactions to a new ARR. There can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some legacy USD LIBOR instruments may provide for an alternative or fallback rate-setting methodology, there may be

27	Invesco Senior Floating Rate Fund

significant uncertainty regarding the effectiveness of such methodologies to replicate USD LIBOR; other legacy USD LIBOR instruments may not include such fallback rate-setting provisions at all or may not be able to rely on the statutory fallback mechanism, the effectiveness of which is also uncertain. While it is expected that the market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Fund. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future. All of the foregoing may adversely affect the Fund’s performance or NAV.

Q.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

R.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Next $5 billion	0.580%
Next $10 billion	0.560%
Over $20 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least December 31, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2024, the Adviser waived advisory fees of $84,610 and reimbursed class level expenses of $253,450, $33,013, $9,278, $211,045, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

28	Invesco Senior Floating Rate Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $87,372 in front-end sales commissions from the sale of Class A shares and $28,629 and $10,987 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$ –	$2,383,530,202	$190,816,267	$2,574,346,469

Common Stocks & Other Equity Interests	10,868,339	63,880,927	104,082,313	178,831,579

U.S. Dollar Denominated Bonds & Notes	–	130,336,539	–	130,336,539

Non-U.S. Dollar Denominated Bonds & Notes	–	82,051,740	221,602	82,273,342

Preferred Stocks	–	–	15,101,781	15,101,781

Asset-Backed Securities	–	9,033,746	–	9,033,746

Money Market Funds	75,935,687	–	–	75,935,687

Total Investments in Securities	86,804,026	2,668,833,154	310,221,963	3,065,859,143

Other Investments - Assets*

Forward Foreign Currency Contracts	–	2,407,675	–	2,407,675

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(8,157,398)	–	(8,157,398)

Total Other Investments	–	(5,749,723)	–	(5,749,723)

Total Investments	$86,804,026	$2,663,083,431	$310,221,963	$3,060,109,420

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

29	Invesco Senior Floating Rate Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2024:

	Value 08/31/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/24
Variable Rate Senior Loan Interests	$195,453,168	$101,738,193	$(84,674,885)	$2,523,330	$(3,900,810)	$(8,457,682)	$26,887,523	$(38,752,570)	$190,816,267
Common Stocks & Other Equity Interests	174,610,960	34,457,347	(130,061,382)	–	61,891,803	(39,537,141)	14,054,300	(11,333,574)	104,082,313
Preferred Stocks	2,839,826	–	–	–	–	4,421,485	7,840,470	–	15,101,781
Non-U.S. Dollar Denominated Bonds & Notes	416,703	–	(440,443)	14,910	(13,079)	243,511	–	–	221,602
Total	$373,320,657	$136,195,540	$(215,176,710)	$2,538,240	$57,977,914	$(43,329,827)	$48,782,293	$(50,086,144)	$310,221,963

*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value at 08/31/24	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
My Alarm Center LLC, Class A	$38,235,117	Comparable Companies	EBITDA Multiple	5.5x	-	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuation is based on an enterprise value approach that utilizes a multiple of the last twelve months’ earnings before interest, taxes, depreciation and amortization of comparable public companies. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2024:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,407,675

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$2,407,675

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(8,157,398)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(8,157,398)

30	Invesco Senior Floating Rate Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2024.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ 597,864	$(589,511)	$ 8,353	$–	$–	$ 8,353

BNP Paribas S.A.	741,641	(2,833,051)	(2,091,410)	–	–	(2,091,410)

Canadian Imperial Bank of Commerce	117,472	(272,617)	(155,145)	–	–	(155,145)

Morgan Stanley and Co. International PLC	–	(243,501)	(243,501)	–	–	(243,501)

Royal Bank of Canada	–	(1,600,071)	(1,600,071)	–	–	(1,600,071)

State Street Bank & Trust Co.	111,557	(2,003,646)	(1,892,089)	–	–	(1,892,089)

Toronto-Dominion Bank (The)	839,141	(615,001)	224,140	–	–	224,140

Total	$2,407,675	$(8,157,398)	$(5,749,723)	$–	$–	$(5,749,723)

Effect of Derivative Investments for the year ended August 31, 2024

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$10,944,911
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(13,287,671)
Total	$(2,342,760)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,028,977,935

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $60,727.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 16, 2024, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $1,027,500,000, collectively by certain Invesco Funds, and which will expire on February 14, 2025. Prior to February 16, 2024, the credit agreement permitted borrowings up to $1.07 billion. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2024, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

31	Invesco Senior Floating Rate Fund

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2024. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan	$ 1,629,276	$ 9,165
Alter Domus (Chrysaor Bidco S.a.r.l.)	Delayed Draw Term Loan	141,202	662
Epicor Software Corp.	Delayed Draw Term Loan B	335,523	2,149
Groundworks LLC	Delayed Draw Term Loan	401,773	2,356
Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	9,765,449	(284,199)
MB2 Dental Solutions LLC	Revolver Loan	153,100	1,546
MB2 Dental Solutions LLC	Delayed Draw Term Loan	1,645,172	1,645
MB2 Dental Solutions LLC	Delayed Draw Term Loan	987,103	987
McDermott International Ltd.	LOC	5,184,042	(440,644)
Mehilainen Yhtiot Oy	Delayed Draw Term Loan B-6	493,618	14,895
Parques Reunidos (Piolin Bidco S.A.U.)	Revolver Loan	1,562,358	561,627
Platea BC Bidco AB	Delayed Draw Term Loan B	170,398	6,192
Tank Holding Corp.	Revolver Loan	455,317	(7,898)
V Global Holdings LLC	Revolver Loan	143,997	(8,987)
		$23,068,328	$(140,504)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:

	2024	2023

Ordinary income*	$265,050,247	$327,448,849

Return of capital	27,688,402	12,482,603

Total distributions	$292,738,649	$339,931,452

*  Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$ (159,395,765)

Net unrealized appreciation (depreciation) – foreign currencies	(200,627)

Temporary book/tax differences	(320,619)

Capital loss carryforward	(2,527,754,394)

Shares of beneficial interest	5,720,227,110

Total net assets	$ 3,032,555,705

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$186,719,900	$2,341,034,494	$2,527,754,394

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $1,484,251,314 and $1,506,416,899, respectively. As of August 31, 2024, the aggregate cost of

32	Invesco Senior Floating Rate Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$132,907,069

Aggregate unrealized (depreciation) of investments	(292,302,834)

Net unrealized appreciation (depreciation) of investments	$(159,395,765)

Cost of investments for tax purposes is $3,219,505,185.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2024, undistributed net investment income was increased by $33,389,487, undistributed net realized gain (loss) was decreased by $5,701,086 and shares of beneficial interest was decreased by $27,688,401. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2024, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$14,857,647	$11,273,082

JPMorgan Europe Ltd.	1,479,193	1,125,755

NOTE 13–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2024.

		Amount Per Share
Share Class	Record Date	Payable September 30, 2024

Class A	Daily	$0.0476

Class C	Daily	$0.0435

Class R	Daily	$0.0462

Class Y	Daily	$0.0489

Class R5	Daily	$0.0495

Class R6	Daily	$0.0494

NOTE 14–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2024(a)		August 31, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	30,320,602	$202,110,341	27,920,339	$185,092,497

Class C	5,233,446	34,864,279	4,680,280	31,030,712

Class R	944,722	6,287,859	952,149	6,279,368

Class Y	61,430,238	408,467,303	64,350,516	425,812,240

Class R5	-	-	1,256	8,335

Class R6	7,914,139	52,496,866	24,908,484	163,305,758

Issued as reinvestment of dividends:
Class A	15,559,733	103,628,340	17,202,634	113,352,430

Class C	1,830,780	12,202,630	2,467,632	16,269,590

Class R	679,138	4,521,518	783,138	5,156,425

Class Y	10,800,317	71,803,559	12,876,307	84,671,387

Class R6	1,339,541	8,910,381	1,801,876	11,852,848

Automatic conversion of Class C shares to Class A shares:
Class A	5,086,324	33,718,731	7,041,482	46,519,301

Class C	(5,083,935)	(33,718,731)	(7,036,400)	(46,519,301)

33	Invesco Senior Floating Rate Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2024(a)		August 31, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(53,153,435)	$(353,957,722)	(59,950,481)	$(396,634,769)

Class C	(6,342,021)	(42,385,244)	(9,533,796)	(63,100,649)

Class R	(1,892,395)	(12,600,079)	(1,893,042)	(12,493,228)

Class Y	(74,878,814)	(497,403,443)	(114,314,162)	(753,400,571)

Class R6	(21,950,456)	(146,312,535)	(32,934,273)	(217,843,408)

Net increase (decrease) in share activity	(22,162,076)	$(147,365,947)	(60,676,061)	$(400,641,035)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

34	Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2024, the related statements of operations and cash flows for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The

Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board considered that the Fund was created in

36	Invesco Senior Floating Rate Fund

connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board considered that relative performance had improved over more recent periods. The Board also considered that concentrated positions, specifically equity positions, in certain sectors had negatively impacted the Fund’s longer-term performance, while certain out-of-benchmark exposures and credit weightings negatively impacted the Fund’s short-term relative underperformance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such

37	Invesco Senior Floating Rate Fund

securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38	Invesco Senior Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:

Federal and State Income Tax
Qualified Dividend Income*	1.85%
Corporate Dividends Received Deduction*	1.85%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	90.75%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Senior Floating Rate Fund

Other Information Required in Form N-CSR (Items 8-11)

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.

Statement Regarding Basis for Approval of Investment Advisory Contracts

The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

40	Invesco Senior Floating Rate Fund

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SEC file number(s):	Invesco Distributors, Inc.	O-SFLR-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ■ C: ISHCX ■ Y: ISHYX ■ R5: ISHFX ■ R6: ISHSX

2	Schedule of Investments
20	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Approval of Investment Advisory and Sub-Advisory Contracts
34	Tax Information
35	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.89%
Alabama–2.13%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$ 305	$ 303,657
Black Belt Energy Gas District (The) (Gas); Series 2022 F, RB(a)	5.50%	12/01/2028	2,500	2,663,424
Fairfield (City of), AL; Series 2012, GO Wts.	6.00%	06/01/2031	2,950	2,655,000
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 12/29/2015; Cost $90,000)(b)(c)	5.50%	01/01/2028	90	50,400
Series 2014, RB	3.50%	07/01/2026	5,022	2,812,591
Jefferson (County of), AL; Series 2024, Ref. RB	5.25%	10/01/2045	1,500	1,635,480
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.00%	08/01/2025	310	310,095
Series 2016 A, RB	5.25%	08/01/2030	200	196,179
Southeast Energy Authority, a Cooperative District (No. 2); Series 2021 B, RB(a)	4.00%	12/01/2031	5,390	5,402,124
Southeast Energy Authority, a Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	5,000	5,417,442
Talladega (County of), AL; Series 2002 D, Tax Anticipation Wts. (INS - NATL)(d)	5.25%	01/01/2029	25	25,036
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	4,000	4,064,096
				25,535,524
American Samoa–0.09%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,023,012
Arizona–3.55%
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(e)	4.63%	08/01/2028	825	829,659
Series 2018 A, RB(e)	5.00%	08/01/2033	1,955	1,984,018
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(e)	6.00%	07/01/2047	1,385	1,420,988
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(e)	5.00%	07/01/2026	210	212,240
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019, RB	3.55%	07/15/2029	485	477,518
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(e)	5.00%	07/01/2039	4,520	4,527,503
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(e)	5.00%	06/01/2031	2,225	2,271,325
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.00%	07/15/2028	615	626,704
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(e)	5.00%	12/15/2039	400	403,947
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(a)(f)	5.00%	09/01/2027	2,000	2,059,238
Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(d)	4.38%	08/01/2032	5	5,005
Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(e)	4.80%	07/01/2028	2,525	2,597,709
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(e)	5.00%	07/01/2039	2,250	2,307,484
Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools);
Series 2023, RB(e)	5.25%	07/01/2033	725	745,817
Series 2023, RB(e)	6.00%	07/01/2043	1,885	1,945,470
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB(e)	5.00%	07/01/2035	2,900	2,915,494
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2015, Ref. RB(e)	5.00%	07/01/2035	2,820	2,841,941
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(e)	5.38%	06/15/2035	3,370	3,397,918
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	4,000	4,000,993
Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(e)	4.75%	05/01/2030	1,525	1,530,957
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	120	120,464
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	4.13%	07/01/2026	$ 520	$ 516,768
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB(e)	5.00%	07/01/2029	300	303,952
Series 2019, RB(e)	5.00%	07/01/2034	400	403,447
Series 2019, RB(e)	5.00%	07/01/2039	500	501,176
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	130	126,633
Sierra (City of), AZ Vista Industrial Development Authority;
Series 2024, Ref. RB(e)	5.25%	06/01/2034	1,840	1,873,037
Series 2024, Ref. RB(e)	5.88%	06/01/2044	1,500	1,522,361
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(e)	6.13%	10/01/2052	300	185,175
				42,654,941
Arkansas–1.49%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(e)(f)	4.50%	09/01/2049	2,000	2,004,429
Arkansas (State of) Development Finance Authority (Big River Steel) (Green Bonds); Series 2020, RB(e)(f)	4.75%	09/01/2049	7,370	7,427,325
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(f)	5.45%	09/01/2052	8,000	8,416,863
				17,848,617
California–7.41%
California (State of); Series 2021, GO Bonds	3.00%	12/01/2046	2,000	1,663,288
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2022 A-1, RB(a)	4.00%	08/01/2028	16,065	16,268,950
Series 2024, RB(a)	5.00%	12/01/2032	5,000	5,396,292
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	135	137,811
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	910	915,120
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	2,478	2,618,626
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail); Series 2020, RB(a)(e)(f)	8.00%	08/15/2025	4,000	4,038,292
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(e)	5.00%	06/01/2038	3,345	3,397,206
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(f)	4.00%	07/15/2029	7,000	7,021,248
California (State of) Municipal Finance Authority (Waste Management, Inc.);
Series 2020, RB(a)(f)	4.80%	06/02/2025	1,500	1,508,299
Series 2022 A, RB(a)(f)	4.13%	10/01/2025	4,000	4,010,946
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(b)(c)(e)(f)	7.50%	07/01/2032	4,950	66,825
Series 2020, RB (Acquired 10/06/2020; Cost $955,203)(b)(c)(e)(f)	7.50%	07/01/2032	1,000	13,500
California (State of) Pollution Control Financing Authority (Plant Bonds); Series 2012, RB(e)(f)	5.00%	07/01/2037	2,000	2,005,724
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(e)	6.25%	07/01/2054	6,100	6,417,468
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(e)	5.00%	07/01/2026	100	98,217
California (State of) School Finance Authority (Partnership to Uplift Communities) (Social Bonds);
Series 2023, Ref. RB(e)	5.00%	08/01/2033	695	733,997
Series 2023, Ref. RB(e)	5.25%	08/01/2038	500	529,141
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	5,965	5,967,095
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	8,238	8,250,124
Series 2016 A, RB(e)	5.25%	12/01/2056	3,000	3,034,463
Series 2018 A, RB(e)	5.50%	12/01/2058	3,000	3,099,690
Fresno (City of), CA; Series 2023 A, Ref. RB (INS - BAM)(d)(f)	5.00%	07/01/2048	2,000	2,105,574
Palomar Health; Series 2016, Ref. RB	4.00%	11/01/2039	1,250	1,102,901
Pomona Unified School District; Series 2021 F, GO Bonds (INS - BAM)(d)	3.00%	08/01/2048	1,000	828,607
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(d)	5.00%	12/01/2034	5,405	5,413,967
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	$ 2,305	$ 2,308,612
				88,951,983
Colorado–8.00%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,330	2,207,572
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	697	654,637
Baseline Metropolitan District No. 1; Series 2018 A-2, RB	5.13%	12/01/2028	1,500	1,523,029
Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	525	518,331
Series 2020 A, GO Bonds	5.00%	12/01/2040	515	487,322
Canyon Pines Metropolitan District; Series 2022 A, GO Bonds(g)	0.00%	12/01/2027	8,770	6,983,132
Canyons Metropolitan District No. 5; Series 2016, GO Bonds	7.00%	12/15/2057	1,500	1,077,589
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,085,000
Colliers Hill Metropolitan District No. 2; Series 2022 B-2, GO Bonds	7.63%	12/15/2042	2,000	1,899,259
Colorado (State of) Educational & Cultural Facilities Authority (Ascent Classical Academy); Series 2024, Ref. RB(e)	5.25%	04/01/2039	2,500	2,615,815
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2035	4,035	3,425,731
Series 2021 A, RB	5.00%	05/15/2044	1,170	866,479
Series 2021 B, RB	2.63%	05/15/2029	1,125	1,076,517
Colorado (State of) Health Facilities Authority (Ralston Creek at Arvada); Series 2017 B, RB	4.00%	11/01/2027	4,200	3,901,711
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	100	95,303
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	335	280,261
Colorado (State of) International Center Metropolitan District No. 14; Series 2018, GO Bonds	5.63%	12/01/2032	998	1,008,497
Copper Ridge Metropolitan District; Series 2019, RB	5.00%	12/01/2043	2,750	2,603,576
Copperleaf Metropolitan District No. 6; Series 2022 B, GO Bonds	6.00%	12/15/2041	1,225	1,224,611
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(f)	5.00%	10/01/2032	1,000	1,000,172
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,343	1,350,927
Dominion Water & Sanitation District;
Series 2022, Ref. RB	5.00%	12/01/2027	2,185	2,219,667
Series 2022, Ref. RB	5.25%	12/01/2032	3,415	3,547,448
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2041	1,700	1,686,909
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	604,009
Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(e)	4.88%	12/01/2028	575	579,292
Hess Ranch Metropolitan District No. 5;
Series 2024 A-1, RB	6.00%	12/01/2043	650	669,765
Series 2024 A-2, RB	6.50%	12/01/2043	400	416,697
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,253	1,291,165
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	5,499	5,572,825
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	4.63%	12/01/2035	1,000	994,365
Morgan Hill Metropolitan District No. 3;
Series 2021 A, GO Bonds	3.00%	12/01/2031	980	850,282
Series 2021 A, GO Bonds	3.50%	12/01/2041	2,940	2,356,516
Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	6,000	6,236,010
Nine Mile Metropolitan District; Series 2020, RB	4.63%	12/01/2030	2,265	2,303,307
Parker Automotive Metropolitan District; Series 2023 B, Ref. GO Bonds	8.25%	12/15/2037	2,225	2,276,362
Peak Metropolitan District No. 1;
Series 2021 A, GO Bonds(e)	4.00%	12/01/2035	540	482,367
Series 2021 A, GO Bonds(e)	5.00%	12/01/2041	1,670	1,553,530
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2040	1,465	1,465,002
Prairie Center Metropolitan District No. 7; Series 2021, GO Bonds	6.38%	06/15/2046	1,330	1,267,368
Rampart Range Metropolitan District No. 5; Series 2021, RB	4.00%	12/01/2036	1,250	1,197,323
Riverpark Metropolitan District (County of Arapahoe); Series 2024, GO Bonds	6.00%	12/01/2042	1,900	1,948,953
Riverwalk Metropolitan District No. 2; Series 2022 A, RB	4.50%	12/01/2032	4,000	3,765,560
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(e)	5.00%	12/01/2031	3,445	3,101,135
Series 2021 A, GO Bonds(e)	5.00%	12/01/2041	2,000	1,419,262
St. Vrain Lakes Metropolitan District No. 2; Series 2017 A, GO Bonds	5.00%	12/01/2037	1,500	1,505,138
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Sterling Ranch Community Authority Board;
Series 2024 A, Ref. RB	6.13%	12/01/2039	$ 550	$ 574,633
Series 2024, RB	5.63%	12/01/2043	1,000	1,038,380
Trails at Crowfoot Metropolitan District No. 3;
Second Series 2019 A, GO Bonds(a)(h)	4.38%	09/01/2024	620	638,600
Second Series 2019 A, GO Bonds(a)(h)	5.00%	09/01/2024	1,000	1,030,000
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2041	2,700	2,373,340
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(d)	3.25%	12/15/2050	803	672,498
Verve Metropolitan District No. 1; Series 2023, GO Bonds	5.75%	12/01/2033	2,895	2,851,961
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(e)	5.70%	12/01/2051	166	160,885
Westerly Metropolitan District No. 4;
Series 2021 A, GO Bonds	4.13%	12/01/2031	615	568,675
Series 2021 A, GO Bonds	5.00%	12/01/2040	1,000	923,008
				96,027,708
Delaware–0.14%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(e)	5.00%	07/01/2028	1,633	1,656,496
District of Columbia–2.05%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	725	723,912
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,524,393
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2035	1,285	1,285,081
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	20,465	21,104,351
				24,637,737
Florida–6.79%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 12/04/2020; Cost $185,120)(b)(c)	5.63%	11/15/2029	185	156,844
Series 2014, RB (Acquired 06/04/2020; Cost $861,250)(b)(c)	6.00%	11/15/2029	1,000	851,942
Series 2014, RB (Acquired 01/17/2020; Cost $1,412,167)(b)(c)	6.00%	11/15/2034	1,500	1,131,576
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB (Acquired 01/25/2022; Cost $965,000)(b)(c)(e)	5.00%	11/15/2061	965	680,520
Series 2022 B, RB (Acquired 01/25/2022; Cost $100,000)(b)(c)(e)	6.50%	11/15/2033	100	85,750
Boggy Creek Improvement District; Series 2023, Ref. RB	4.50%	05/01/2033	1,030	1,051,177
Broward (County of), FL; Series 2015 A, RB(f)	5.00%	10/01/2045	10,000	10,071,503
Broward (County of), FL Housing Finance Authority (Golden Villas); Series 2008 B, RB(a)(f)	6.75%	04/01/2025	35	35,089
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(e)	6.13%	06/15/2044	150	154,771
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(e)	5.38%	08/01/2032	1,000	890,195
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 B, RB (Acquired 06/15/2018; Cost $734,961)(b)(c)	4.00%	07/01/2028	750	8,925
Series 2018 B, RB (Acquired 06/15/2018; Cost $612,816)(b)(c)	4.25%	07/01/2033	625	7,437
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(e)	5.00%	06/01/2041	465	453,128
Series 2021, RB(e)	3.25%	06/01/2031	230	209,282
Series 2021, RB(e)	5.00%	06/01/2041	1,295	1,261,937
Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(e)	4.00%	12/01/2028	6,310	6,227,307
Capital Trust Authority (Central Florida Preparatory School Project); Series 2024, RB(e)	6.25%	06/15/2040	3,000	2,992,230
Capital Trust Authority (Imagine School At West Pasco Project); Series 2023, RB(e)	6.25%	12/15/2043	2,135	2,175,765
Capital Trust Authority (KIPP Miami N Campus); Series 2024 A, RB(e)	5.63%	06/15/2044	410	428,471
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities); Series 2019, RB(e)(f)	5.00%	10/01/2029	1,330	1,372,899
Escambia (County of), FL Health Facilities Authority (Baptist Health Care Corp. Obligated Group); Series 2020, Ref. RB	4.00%	08/15/2050	2,100	1,888,620
Florida Development Finance Corp.;
Series 2022, RB(a)(e)(f)	8.25%	02/14/2025	8,000	8,076,803
Series 2023, RB(a)(e)(f)	6.13%	07/01/2026	2,000	2,055,114
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion);
Series 2024, Ref. RB(a)(e)(f)	12.00%	07/15/2028	$ 2,500	$ 2,668,763
Series 2024, Ref. RB (INS - AGM)(d)(f)	5.00%	07/01/2044	4,000	4,209,666
Series 2024, Ref. RB(f)	5.25%	07/01/2047	4,500	4,625,214
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(e)	5.25%	06/15/2029	1,000	1,014,249
Florida Development Finance Corp. (Parrish Charter Academy, Inc.); Series 2023, RB(a)(e)	6.25%	06/15/2028	3,000	3,021,675
Florida Housing Finance Corp.; Series 2024 3, RB (CEP - GNMA)	6.25%	01/01/2055	1,250	1,393,973
Hobe-St. Lucie Conservancy District; Series 2024, RB	4.75%	05/01/2031	880	906,121
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.50%	08/15/2030	3,375	3,410,669
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.00%	07/15/2028	395	396,974
Series 2018 A, RB(e)	5.38%	07/15/2038	1,300	1,258,572
Lakes of Sarasota Community Development District; Series 2024 B, RB	5.25%	05/01/2034	2,320	2,334,998
Lee (County of), FL Housing Finance Authority (Aria Landings); Series 2023 B, RB(a)(e)	5.50%	07/01/2026	5,000	4,999,500
Lee (County of), FL Industrial Development Authority; Series 2024 B-3, RB	4.13%	11/15/2029	1,500	1,506,978
Palm Beach (County of), FL Health Facilities Authority (Harbour’s Edge); Series 2004 A, RB	6.00%	11/15/2024	5	5,005
Parrish Lakes Community Development District; Series 2024, RB	5.50%	05/01/2044	1,000	1,007,842
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	955	956,907
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	2,500	2,451,539
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB (Acquired 10/23/2020; Cost $2,855,000)(c)(e)(f)	5.88%	01/01/2033	2,855	2,561,443
West Villages Improvement District (Develepmont Unit No. 10); Series 2024, RB	5.38%	05/01/2044	500	507,301
				81,504,674
Georgia–1.84%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2026	810	811,323
Atlanta (City of), GA Urban Residential Finance Authority (GE Tower Apartments); Series 2023 B, RB(a)	5.75%	06/01/2025	5,000	5,005,882
Atlanta Development Authority (The) (Westside Gulch Area); Series 2024 A, RB(e)	5.00%	04/01/2034	1,750	1,789,491
Cobb (County of), GA Development Authority (Northwest Classical Academy); Series 2023, RB(e)	5.20%	06/15/2033	1,000	1,031,035
Conyers (City of), GA (Salem Gate); Series 2024, RB	5.38%	03/01/2036	2,870	2,886,834
DeKalb (County of), IL Development Authority (The Globe Academy, Inc.);
Series 2024 A, RB	5.00%	06/01/2040	400	411,453
Series 2024 A, RB	5.00%	06/01/2045	415	421,965
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,900	1,900,994
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.00%	06/15/2027	245	248,845
Main Street Natural Gas, Inc.;
Series 2022 C, RB(a)(e)	4.00%	11/01/2027	3,200	3,155,601
Series 2023 B, RB(a)	5.00%	03/01/2030	2,000	2,132,526
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	5.75%	12/01/2028	2,250	2,273,461
				22,069,410
Guam–0.48%
Guam (Territory of); Series 2015 D, Ref. RB	5.00%	11/15/2033	3,000	3,040,406
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,757,055
				5,797,461
Idaho–0.70%
Avimor Community Infrastructure District No. 1 (Assessment Area Five); Series 2024, RB(e)	5.88%	09/01/2053	1,982	2,069,592
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	825	822,607
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(e)	4.63%	07/01/2029	130	130,588
Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(e)	4.00%	05/01/2042	2,280	1,980,547
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2028	$ 290	$ 298,965
Series 2014 A, Ref. RB	6.75%	07/01/2036	526	542,093
Series 2014 A, Ref. RB	6.75%	07/01/2048	2,384	2,437,234
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(f)	6.45%	08/01/2032	130	130,423
				8,412,049
Illinois–4.84%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	690	688,664
Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(e)	4.00%	12/01/2028	1,240	1,198,272
Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2025	485	485,591
Series 2018 A, Ref. RB	5.00%	01/01/2026	505	508,138
Series 2018 A, Ref. RB	5.00%	01/01/2027	530	535,095
Chicago (City of), IL;
Series 2015 A, GO Bonds	5.50%	01/01/2034	1,350	1,355,717
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,040,669
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,559,833
Chicago (City of), IL (O’Hare International Airport);
Series 2012 B, Ref. RB(f)	5.00%	01/01/2030	5,290	5,292,144
Series 2024 A, RB(f)	5.25%	01/01/2041	2,150	2,349,766
Chicago (City of), IL Board of Education;
Series 2015 C, GO Bonds	5.25%	12/01/2039	850	850,857
Series 2022 B, Ref. GO Bonds	4.00%	12/01/2041	5,000	4,663,368
Evanston (City of), IL (Roycemore School);
Series 2021, RB(e)	4.00%	04/01/2032	245	218,395
Series 2021, RB(e)	4.38%	04/01/2041	930	768,337
Hillside (Village of), IL (Mannheim Redevelopment); Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,223,125
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(f)	8.00%	06/01/2032	11,805	11,819,918
Illinois (State of) Finance Authority; Series 2023, RB(a)(e)(f)	7.38%	09/01/2033	5,000	5,529,934
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(e)	5.25%	12/01/2025	175	175,786
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $2,182,147)(c)	5.00%	11/01/2027	2,065	1,635,210
Series 2019 A, Ref. RB (Acquired 09/08/2022; Cost $1,885,670)(c)	5.00%	11/01/2035	2,020	1,452,420
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,081	590,807
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB(h)	5.00%	05/15/2025	55	55,720
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	1,946,845
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	8,700	8,763,474
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,115	1,112,406
Illinois (State of) Medical District Commission;
Series 2002, COP (INS - NATL)(d)	5.13%	06/01/2026	25	25,027
Series 2002, COP (INS - NATL)(d)	5.25%	06/01/2032	140	140,098
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	760	748,105
Yorkville (United City of), IL (Raintree Village); Series 2013, Ref. RB	4.60%	03/01/2025	315	314,425
				58,048,146
Indiana–0.99%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	300	289,961
Indiana (State of) Finance Authority (Good Samaritan Hospital);
Series 2016 A, RB	5.00%	04/01/2037	200	201,803
Series 2016 A, RB	5.50%	04/01/2046	5,785	5,844,682
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(e)	5.50%	07/01/2028	500	501,884
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	4.25%	11/01/2030	1,580	1,620,059
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2037	1,865	1,931,948
Mishawaka (City of), IN (Silver Birch of Mishwaka); Series 2017, RB(e)	5.10%	01/01/2032	465	427,989
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(a)(f)	4.40%	06/10/2031	1,000	1,022,722
				11,841,048
Iowa–1.47%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	515,730
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	$ 660	$ 644,310
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(a)(h)	5.00%	12/01/2032	5,410	6,291,978
PEFA, Inc.; Series 2019, RB(a)	5.00%	09/01/2026	10,000	10,216,280
				17,668,298
Kansas–0.43%
Pittsburgh (City of), KS (North Broadway - Pittsburgh Town Center); Series 2006, RB	4.80%	04/01/2027	120	104,426
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,135,405
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,231,676
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	2,745,437
				5,216,944
Kentucky–0.39%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.00%	02/01/2026	320	324,510
Series 2016, Ref. RB	5.50%	02/01/2044	2,170	2,189,316
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	925	851,919
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2030	1,000	1,009,301
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	260	258,667
				4,633,713
Louisiana–1.76%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(e)	5.38%	11/01/2038	3,660	3,836,429
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(e)	4.63%	11/01/2038	1,645	1,694,785
Louisiana (State of) Public Facilities Authority (Encore Academy);
Series 2021, RB (Acquired 11/03/2021; Cost $525,318)(b)(c)(e)	5.00%	06/01/2031	490	293,779
Series 2021, RB (Acquired 11/03/2021; Cost $1,041,955)(b)(c)(e)	5.00%	06/01/2041	985	591,163
New Orleans (City of), LA Aviation Board; Series 2015 B, RB(f)	5.00%	01/01/2040	7,700	7,709,352
Plaquemines Port Harbor & Terminal District; Series 2024 A, RB(e)	9.00%	12/01/2044	5,000	5,021,950
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(a)(e)	5.85%	06/01/2025	2,000	2,028,498
				21,175,956
Maryland–0.31%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	2,160	2,188,970
Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,121,143
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(e)	5.00%	07/01/2027	335	339,493
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, RB (INS - AMBAC)(d)	5.50%	07/01/2026	20	20,146
				3,669,752
Massachusetts–0.89%
Ashland (Town of), MA; Series 2022, GO Bonds	4.00%	08/01/2042	1,000	1,012,489
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	4.00%	10/01/2026	100	100,009
Series 2018, Ref. RB	4.00%	10/01/2027	150	150,015
Series 2018, Ref. RB	4.25%	10/01/2028	320	320,054
Series 2018, Ref. RB	4.38%	10/01/2029	385	385,074
Series 2018, Ref. RB	4.50%	10/01/2030	690	690,139
Massachusetts (Commonwealth of) Development Finance Agency (Atrius Health); Series 2015, Ref. RB	5.00%	01/01/2041	4,280	4,289,150
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	665,308
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(e)	5.00%	11/15/2033	$ 1,500	$ 1,567,738
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2047	1,500	1,518,269
				10,698,245
Michigan–1.68%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2034	1,200	1,237,881
Detroit (City of), MI; Series 2014 B-1, GO Bonds	4.00%	04/01/2044	2,500	2,001,959
Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	1,100	1,101,631
Ivywood Classical Academy; Series 2023, RB	5.00%	01/01/2034	1,830	1,881,817
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(e)	5.00%	08/15/2031	890	866,557
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2024, RB	5.25%	02/29/2040	1,000	1,111,623
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	4.25%	12/01/2039	1,515	1,268,507
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2019 A, Ref. RB	4.00%	12/01/2049	1,145	1,088,043
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	2,880	2,341,231
Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(e)	5.00%	08/15/2031	665	647,484
Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(a)(f)	4.00%	10/01/2026	5,610	5,629,848
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB (Acquired 09/30/2016; Cost $992,159)(b)(c)(e)	5.00%	07/01/2026	980	931,122
				20,107,703
Minnesota–1.17%
Bethel (City of), MN (Ecumen Obligated Group);
Series 2024, Ref. RB	5.25%	03/01/2034	750	770,299
Series 2024, Ref. RB	6.13%	03/01/2044	1,500	1,547,351
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015 A, RB	4.75%	07/01/2025	100	99,042
Series 2015, RB	5.75%	07/01/2046	1,400	1,281,344
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	775	600,409
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,680	1,627,577
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,056,017
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	5.50%	07/01/2027	515	522,514
Series 2017 A, RB(e)	6.00%	07/01/2032	1,080	1,114,669
Ramsey (City of), MN; Series 2022 A, Ref. RB	5.00%	06/01/2032	2,000	2,033,611
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	1,000	1,000,161
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,927,397)(a)(b)(c)(e)	6.00%	07/01/2027	1,927	192,740
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(e)	5.25%	07/01/2033	140	143,347
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy); Series 2023, Ref. RB	4.25%	12/01/2032	1,205	1,238,230
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	425	428,074
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	224,844
Series 2018, Ref. RB	4.13%	10/01/2033	250	220,110
				14,100,339
Mississippi–0.39%
Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(e)	3.63%	11/01/2036	3,350	3,211,092
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,575	1,449,794
				4,660,886
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–0.96%
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2028	$ 30	$ 30,055
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	4.50%	12/01/2029	1,485	1,477,252
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	145	144,024
Series 2016 A, Ref. RB(e)	5.00%	04/01/2036	2,000	1,960,406
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(e)	4.38%	02/01/2031	725	703,544
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	1,000	993,186
Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	790,615
Series 2017 A, Ref. RB	5.25%	05/15/2037	1,000	965,763
Series 2017 A, Ref. RB	5.25%	05/15/2042	1,750	1,611,495
Maryland Heights (City of), MO (Westport Plaza Redevelopment);
Series 2020, RB	3.63%	11/01/2031	385	384,144
Series 2020, RB	4.13%	11/01/2038	2,500	2,459,046
				11,519,530
Montana–0.21%
Montana Board of Housing (Baxter Apartments Projects); Series 2023, RB(a)	6.00%	06/01/2025	2,500	2,517,635
Nevada–0.17%
Las Vegas (City of), NV Special Improvement District No. 613; Series 2024, RB	5.00%	12/01/2039	400	406,779
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	335	332,582
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB	5.00%	07/15/2037	500	502,916
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1); Series 2022, RB(e)	5.50%	06/01/2037	745	763,146
				2,005,423
New Hampshire–0.98%
New Hampshire (State of) Business Finance Authority; Series 2024-1A, RB	4.25%	07/20/2041	2,966	2,958,579
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(e)	3.63%	07/02/2040	3,455	2,919,216
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	3,901	3,860,832
New Hampshire (State of) Housing Finance Authority (University Hospitals Home Care Services, Inc.);
Series 2024, RB(e)	5.63%	12/15/2033	1,000	1,029,687
Series 2024, RB(e)	6.25%	12/15/2038	1,000	1,043,538
				11,811,852
New Jersey–0.79%
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	5.13%	11/01/2029	205	207,426
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(e)	5.00%	07/01/2027	255	257,121
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(e)	4.75%	10/01/2028	1,105	1,108,771
New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,075	1,081,262
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	1,160	1,160,696
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(e)	4.25%	09/01/2027	140	141,019
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(g)	0.00%	12/15/2028	715	623,874
Series 2008 A, RB(g)	0.00%	12/15/2035	1,000	660,487
Series 2009 A, RB(g)	0.00%	12/15/2032	1,465	1,099,499
Series 2018 A, RN(i)(j)	5.00%	06/15/2029	990	1,023,487
Series 2018 A, RN(i)(j)	5.00%	06/15/2030	2,010	2,073,558
				9,437,200
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Mexico–0.10%
Winrock Town Center Tax Increment Development District No. 1; Series 2022, Ref. RB(e)	4.00%	05/01/2033	$ 1,250	$ 1,221,234
New York–8.86%
Allegany County Capital Resource Corp. (Houghton College); Series 2022 A, Ref. RB	5.00%	12/01/2032	1,385	1,388,437
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $220,094)(b)(c)(e)	5.00%	10/01/2028	213	8,625
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $1,403,843)(b)(c)(e)	5.00%	10/01/2038	1,389	56,238
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(e)(f)(k)	5.25%	12/31/2033	3,000	2,806,183
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(e)(f)(k)	5.50%	12/31/2040	5,000	4,382,279
Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(e)	2.50%	06/15/2031	375	338,524
Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn); Series 2023, RB(e)	5.25%	06/15/2043	525	547,464
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,210	2,990,060
Metropolitan Transportation Authority; Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,000	2,047,826
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 01/19/2016-02/28/2018; Cost $1,089,980)(b)(c)	5.00%	01/01/2058	967	289,667
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $445,000)(b)(c)(e)	9.00%	01/01/2041	445	445,000
New York & New Jersey (States of) Port Authority; One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2038	2,000	1,999,955
New York (City of), NY; Series 2021-3, VRD GO Bonds(l)	2.75%	04/01/2042	4,400	4,400,000
New York (City of), NY Municipal Water Finance Authority; Series 2023 D, Ref. RB	4.13%	06/15/2047	3,000	2,984,376
New York (City of), NY Transitional Finance Authority;
Series 2024 F-1, RB	5.00%	02/01/2045	5,000	5,524,782
Series 2024, RB	5.00%	05/01/2041	3,000	3,389,268
New York (State of) Dormitory Authority; Series 2024 A, Ref. RB	5.50%	07/01/2054	7,000	8,015,543
New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB	5.00%	08/01/2035	1,250	1,288,762
New York Counties Tobacco Trust IV; Series 2010 A, RB(e)	6.25%	06/01/2041	2,900	2,900,419
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	855	877,883
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,825	2,901,685
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3, Ref. RB(e)	7.25%	11/15/2044	5,400	5,416,650
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(f)	5.25%	08/01/2031	2,470	2,630,986
Series 2023, RB(f)	5.50%	06/30/2038	2,000	2,214,164
Series 2023, RB(f)	5.50%	06/30/2039	1,000	1,101,595
Series 2023, RB(f)	5.50%	06/30/2040	875	959,536
Series 2024, RB(f)	5.25%	06/30/2043	4,000	4,301,648
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(f)	5.00%	08/01/2026	2,880	2,884,376
Series 2016, Ref. RB(f)	5.00%	08/01/2031	8,680	8,689,767
Series 2021, Ref. RB(f)	3.00%	08/01/2031	545	510,477
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(f)	5.00%	01/01/2032	4,315	4,459,652
Series 2018, RB(f)	5.00%	01/01/2034	6,500	6,705,680
Series 2020, RB(f)	5.00%	10/01/2035	5,000	5,259,251
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2023, RB(f)	5.63%	04/01/2040	2,500	2,694,689
Oneida Indian Nation; Series 2024 B, RB(e)	6.00%	09/01/2043	1,400	1,542,662
Suffolk Regional Off-Track Betting Co.;
Series 2024, RB	5.00%	12/01/2034	1,600	1,677,018
Series 2024, RB	5.75%	12/01/2044	1,500	1,570,299
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(b)	5.00%	07/01/2027	1,000	300,000
Series 2013 A, RB(b)	5.00%	07/01/2032	1,000	300,000
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(e)(f)	7.00%	06/01/2046	3,500	3,598,625
				106,400,051
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.39%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	$ 420	$ 418,978
Grand Forks (City of), ND (Altru Health System); Series 2021, Ref. RB	4.00%	12/01/2040	3,375	3,135,936
North Dakota (State of) Housing Finance Agency (Social Bonds); Series 2024 C, RB	6.25%	01/01/2055	1,000	1,132,998
				4,687,912
Ohio–2.84%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	2,755	2,085,810
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	1,990	1,815,794
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	2,470	2,273,898
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	1,000	1,001,914
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(f)	5.38%	09/15/2027	485	485,221
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2037	5,470	5,621,405
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,530,880
Greater Cincinnati (Port of), OH Development Authority; Series 2004, RB	6.40%	02/15/2034	1,950	1,943,102
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(a)	4.38%	06/15/2026	3,500	3,461,702
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2033	1,000	1,000,119
Series 2013, RB	5.00%	02/15/2044	4,880	4,816,397
Series 2013, RB	5.00%	02/15/2048	5,300	5,167,672
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(f)	5.00%	12/31/2039	2,290	2,307,883
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	495	495,172
Youngstown (City of), OH Metropolitan Housing Authority; Series 2014, RB	4.00%	12/15/2024	30	30,008
				34,036,977
Oklahoma–0.92%
Oklahoma (County of), OK Finance Authority (Astec);
Series 2024, RB(e)	5.25%	06/15/2034	700	715,759
Series 2024, RB(e)	6.00%	06/15/2044	1,000	1,029,450
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB (INS - AGM)(d)	4.00%	08/15/2048	2,430	2,261,613
Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(f)	5.50%	12/01/2035	2,000	2,003,243
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(f)	5.00%	06/01/2025	5,000	5,038,205
				11,048,270
Oregon–0.00%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	35	35,014
Oregon (State of) (Elderly & Disabled Housing); Series 1993 C, GO Bonds(f)	5.65%	08/01/2026	5	5,010
				40,024
Pennsylvania–0.73%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(e)	6.00%	05/01/2042	645	682,909
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(e)	5.00%	05/01/2028	810	837,158
Series 2018, RB(e)	5.00%	05/01/2033	500	512,380
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2028	630	639,087
Series 2018, Ref. RB	5.00%	12/01/2030	910	926,988
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(c)(m)(n)	5.00%	06/30/2027	350	63,025
Series 2013, RB(m)(n)	5.00%	06/30/2027	193	34,713
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2024-145A, RB	6.00%	10/01/2054	1,630	1,801,290
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2039	1,840	1,822,799
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	$ 500	$ 499,107
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	997,369
				8,816,825
Puerto Rico–8.30%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	10,205	10,257,755
Series 2002, RB	5.63%	05/15/2043	7,645	7,733,774
Corp. Para El Financiamiento Publico de Puerto Rico;
Series 2011, RB(g)(m)	0.00%	12/31/2024	10,675	0
Series 2011, RB(g)(m)	0.00%	08/01/2025	17,475	0
Series 2011, RB(g)(m)	0.00%	08/01/2026	6,495	0
Series 2011, RB(g)(m)	0.00%	08/01/2028	37,400	0
Series 2011, RB(g)(m)	0.00%	08/01/2031	54,770	1
GDB Debt Recovery Authority of Puerto Rico; Series 2023, RB	7.50%	08/20/2040	4,073	3,879,686
PRHTA Custodial Trust; Series 2023, RB(b)	5.75%	12/06/2049	216	77,700
PRPBA Custodial Trust; Series 2022, RB(g)	0.00%	03/15/2049	278	3,871
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	2,034	1,371,228
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	10,510	10,947,439
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,300	3,275,612
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	4,000	3,801,842
Subseries 2022, RN(g)	0.00%	11/01/2043	7,515	4,762,704
Subseries 2022, RN(g)	0.00%	11/01/2051	2,048	1,312,995
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (Acquired 05/16/2013; Cost $100,000) (INS - SGI)(c)(d)	5.00%	07/01/2025	100	99,655
Series 2005 RR, RB (Acquired 06/01/2017; Cost $155,000) (INS - AGC)(c)(d)	5.00%	07/01/2026	155	154,936
Series 2007 TT, RB (Acquired 06/01/2017; Cost $165,000) (INS - NATL)(c)(d)	5.00%	07/01/2026	165	165,092
Series 2007 TT, RB (Acquired 08/08/2018; Cost $313,750)(b)(c)	5.00%	07/01/2037	500	270,000
Series 2007 UU, Ref. RB (Acquired 12/11/2018; Cost $1,435,000) (INS - AGC)(c)(d)	5.00%	07/01/2026	1,435	1,434,919
Series 2007 VV, Ref. RB (Acquired 03/11/2014; Cost $1,621,881) (INS - NATL)(c)(d)	5.25%	07/01/2025	1,705	1,697,789
Series 2007 VV, Ref. RB (Acquired 07/19/2018; Cost $1,036,994) (INS - NATL)(c)(d)	5.25%	07/01/2030	1,000	983,204
Series 2010 AAA, RB (Acquired 04/18/2013; Cost $5,685,000)(b)(c)	5.25%	07/01/2028	5,685	3,069,900
Series 2010 CCC, RB (Acquired 05/26/2010; Cost $3,520,000)(b)(c)	5.25%	07/01/2026	3,520	1,900,800
Series 2010 XX, RB (Acquired 04/25/2013; Cost $250,000)(b)(c)	5.25%	07/01/2027	250	135,000
Series 2010 ZZ, Ref. RB (Acquired 03/04/2014; Cost $873,129)(b)(c)	5.25%	07/01/2025	1,180	637,200
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (AES Puerto Rico);
Series 2023 A, RB	6.63%	01/01/2027	596	590,885
Series 2023 A, RB	6.63%	01/01/2028	4,548	4,505,129
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(d)	5.00%	08/01/2027	745	749,659
Series 2005 A, RB (INS - AGM)(d)	5.00%	08/01/2030	305	306,907
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2027	1,027	923,808
Series 2018 A-1, RB(g)	0.00%	07/01/2029	1,003	835,886
Series 2018 A-1, RB(g)	0.00%	07/01/2033	11,167	7,879,009
Series 2018 A-1, RB	4.50%	07/01/2034	2,662	2,665,926
Series 2018 A-1, RB	4.55%	07/01/2040	538	539,281
Series 2018 A-1, RB(g)	0.00%	07/01/2046	13,831	4,663,723
Series 2018 A-1, RB(g)	0.00%	07/01/2051	11,268	2,765,306
Series 2019 A-2, RB	4.33%	07/01/2040	7,975	7,887,206
Series 2019 A-2, RB	4.54%	07/01/2053	163	156,358
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,172,963
University of Puerto Rico; Series 2006 Q, RB	5.00%	06/01/2025	5,000	4,975,947
				99,591,095
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.92%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	$ 195	$ 195,374
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2024, RB	5.25%	05/15/2049	3,650	3,936,627
Rhode Island Housing & Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,179
Tobacco Settlement Financing Corp.;
Series 2015 B, Ref. RB	4.50%	06/01/2045	1,685	1,691,025
Series 2015 B, Ref. RB	5.00%	06/01/2050	5,175	5,180,173
				11,083,378
South Carolina–1.22%
Patriots Energy Group Financing Agency; Series 2023 A-1, RB(a)	5.25%	08/01/2031	2,500	2,701,574
South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(e)	7.00%	05/01/2026	825	804,739
South Carolina (State of) Jobs-Economic Development Authority (Novant Health Obligated Group); Series 2024 A, RB	5.25%	11/01/2044	4,750	5,336,574
South Carolina (State of) Public Service Authority; Series 2014 A, RB(a)(h)	5.50%	10/23/2024	2,450	2,457,765
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2024 B, Ref. RB (INS - AGM)(d)	5.00%	12/01/2040	3,000	3,364,010
				14,664,662
Tennessee–1.90%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.00%	06/01/2027	3,620	3,561,100
Knox (County of), TN Health, Educational & Housing Facility Board (University Health); Series 2017, Ref. RB	5.00%	04/01/2036	2,605	2,646,176
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	266,149
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(e)	4.50%	06/01/2028	865	877,291
Series 2018, RB(e)	5.13%	06/01/2036	1,000	1,022,465
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,602,821)(b)(c)(e)	5.25%	04/01/2028	1,607	112,468
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.38%	09/01/2041	205	172,339
Series 2013 A, Ref. RB	5.50%	09/01/2047	200	161,011
Series 2016 A, Ref. RB(e)	5.00%	09/01/2031	3,000	2,710,735
Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	1,475	1,232,294
Tennergy Corp.;
Series 2021 A, RB(a)	4.00%	09/01/2028	3,610	3,638,758
Series 2022 A, RB(a)	5.50%	12/01/2030	5,950	6,463,676
				22,864,462
Texas–9.35%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	195	196,188
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.);
Series 2023, RB(a)(e)	4.88%	06/15/2026	1,000	1,013,429
Series 2024, RB(e)	4.50%	06/15/2044	830	809,761
Series 2024, RB(e)	4.75%	06/15/2049	915	910,975
Arlington Higher Education Finance Corp. (Cypress Christian School); Series 2024, RB(e)	5.00%	06/01/2033	3,790	3,941,397
Arlington Higher Education Finance Corp. (Great Hearts America - Texas); Series 2024, RB	4.50%	08/15/2039	1,500	1,507,151
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.00%	02/15/2031	2,510	2,321,967
Series 2021, Ref. RB	4.13%	02/15/2041	3,325	2,696,820
Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2016, RB	5.38%	08/15/2036	3,835	3,850,699
Series 2021, RB	5.00%	08/15/2041	900	849,824
Arlington Higher Education Finance Corp. (Odyssey Academy, Inc.); Series 2023 A, RB(e)	5.25%	02/15/2033	1,950	2,018,899
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	410	411,250
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.15%	08/15/2029	1,055	1,069,801
Austin (City of), TX; Series 2014, RB(f)	5.00%	11/15/2044	4,000	4,001,366
Austin (City of), TX (Travis, Williamson and Hays Counties); Series 2017 B, RB(f)	5.00%	11/15/2046	4,500	4,560,421
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	5.00%	07/15/2026	$ 250	$ 250,912
Series 2018, Ref. RB	5.00%	07/15/2026	1,000	1,003,650
Series 2018, Ref. RB	5.00%	07/15/2033	1,630	1,636,721
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019, RB(f)	7.00%	03/01/2039	385	378,478
Series 2019, RB(e)(f)	9.00%	03/01/2039	2,035	2,141,239
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(e)(f)	3.63%	07/01/2026	3,800	3,227,352
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,035,878
Crandall (City of), TX;
Series 2021, RB(e)	4.13%	09/15/2026	100	99,732
Series 2021, RB(e)	4.75%	09/15/2031	100	100,858
Series 2021, RB(e)	5.25%	09/15/2051	500	498,263
Gulf Coast Industrial Development Authority; Series 1998, RB(f)	8.00%	04/01/2028	340	340,430
Houston (City of), TX;
Series 2011, Ref. RB(f)	6.50%	07/15/2030	1,450	1,452,054
Series 2014 D, Ref. RB	5.00%	11/15/2044	2,000	2,006,271
Series 2015 B-1, RB(f)	5.00%	07/15/2030	5,000	5,032,437
Series 2015 B-1, RB(f)	5.00%	07/15/2035	7,700	7,731,950
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(f)	5.00%	07/01/2029	1,500	1,500,465
Series 2020 A, Ref. RB(f)	5.00%	07/01/2027	2,325	2,375,768
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	597,658
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB(b)	5.00%	02/15/2035	220	2,200
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(e)(f)	4.63%	10/01/2031	7,500	7,510,776
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	2,375	2,237,741
Series 2016, Ref. RB	5.00%	07/01/2036	3,950	3,643,704
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(e)	4.00%	08/15/2030	4,805	4,700,327
New Hope Cultural Education Facilities Finance Corp. (Forefront Living San Antonio - Bella Vida at LA Cantera)); Series 2023, RN(e)	12.00%	12/01/2028	4,000	4,682,209
New Hope Cultural Education Facilities Finance Corp. (Legacy Preparatory Charter Academy); Series 2018 A, RB(e)	6.00%	08/15/2037	1,000	1,024,303
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2022, Ref. RB	4.00%	01/01/2032	1,500	1,366,549
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,165	1,067,585
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The));
Series 2022 B3, RB	4.25%	10/01/2026	1,100	1,100,004
Series 2022, RB	5.50%	10/01/2027	2,500	2,494,988
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2039	1,000	963,046
Port Arthur (Port of), TX Navigation District; Series 2010, Ref. VRD RB(l)	2.65%	04/01/2040	3,000	3,000,000
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(e)(f)	2.50%	01/01/2030	2,150	2,005,409
Series 2021, RB(e)(f)	2.63%	01/01/2031	800	742,841
Series 2024, RB(e)(f)	5.00%	01/01/2039	1,000	1,064,336
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(h)	6.75%	11/15/2024	50	50,327
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	4.90%	09/15/2024	60	59,992
Series 2016, RB	5.38%	09/15/2030	665	667,874
San Antonio (City of), TX; Series 2024 A, RB	5.00%	02/01/2041	2,215	2,482,970
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(b)(c)	6.00%	02/15/2031	1,000	550,000
Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(b)(c)	6.38%	02/15/2041	3,000	1,650,000
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	4.00%	11/15/2027	575	556,177
Series 2020, Ref. RB	6.25%	11/15/2031	1,000	989,071
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020 A, RB (Acquired 09/14/2021; Cost $2,474,779)(b)(c)	5.75%	12/01/2054	$ 2,355	$ 1,483,547
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project); Series 2024, Ref. RB	5.00%	10/01/2044	1,375	1,476,267
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, RB(f)	5.00%	12/31/2040	2,065	2,080,037
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(d)	5.38%	11/15/2024	15	15,054
				112,237,398
Utah–2.72%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(e)	3.25%	03/01/2031	1,050	1,000,425
Series 2021 A, GO Bonds(e)	3.50%	03/01/2036	1,750	1,607,302
Firefly Public Infrastructure District No. 1 (Firefly Assessment Area No.1); Series 2024, RB(e)	5.63%	12/01/2043	2,000	2,075,461
Mida Golf and Equestrian Center Public Infrastructure District;
Series 2021, GO Bonds(e)	4.25%	06/01/2041	2,205	1,870,743
Series 2021, GO Bonds(e)	4.50%	06/01/2051	2,500	2,001,056
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(e)	4.25%	08/01/2035	1,645	1,632,150
Series 2020 A, RB(e)	4.50%	08/01/2040	1,205	1,179,986
Military Installation Development Authority; Series 2021 A-2, RB	4.00%	06/01/2041	1,250	1,124,728
Olympia Public Infrastructure District No. 1; Series 2024 A-2, RB(e)	5.13%	12/01/2029	4,000	4,096,598
Sienna Hills Public Infrastructure District No. 1; Series 2023 A, GO Bonds(e)	6.75%	07/01/2035	2,500	2,559,541
UIPA Crossroads Public Infrastructure District; Series 2021, RB(e)	4.13%	06/01/2041	3,000	2,919,279
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah);
Series 2022, RB(e)	4.25%	06/15/2027	1,395	1,368,746
Series 2022, RB(e)	4.50%	06/15/2032	2,000	1,918,596
Series 2022, RB(e)	5.00%	06/15/2037	2,515	2,459,074
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(e)	4.50%	06/15/2027	110	108,886
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy);
Series 2019 A, RB(e)	4.50%	06/15/2029	500	490,278
Series 2019 A, RB(e)	5.00%	06/15/2034	1,270	1,252,527
Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(e)	7.00%	12/01/2042	3,000	3,046,135
				32,711,511
Virginia–0.67%
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(e)	4.50%	09/01/2028	1,195	1,212,121
Roanoke (County of), VA Economic Development Authority; Series 2024, Ref. RB(a)	5.50%	09/01/2035	355	353,991
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(a)(e)(f)	5.00%	07/01/2038	2,310	2,310,152
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023 B-3, RB	5.38%	09/01/2029	4,000	4,162,077
				8,038,341
Washington–1.37%
Kalispel Tribe of Indians; Series 2018 B, RB(e)	5.00%	01/01/2032	100	103,654
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	85	85,023
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(f)	5.75%	01/01/2028	5	5,015
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,700	1,704,413
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(f)	5.00%	04/01/2030	6,475	6,476,808
Seattle (Port of), WA; Series 2024 B, Ref. RB(f)	5.25%	07/01/2041	3,500	3,837,067
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	4.00%	07/01/2026	240	235,967
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,755	1,731,013
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(e)	4.00%	07/01/2040	1,640	1,502,426
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	4.50%	07/01/2028	760	720,968
				16,402,354
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–0.49%
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(b)(e)	5.75%	06/01/2042	$ 1,000	$ 701,520
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB(e)	5.75%	06/01/2043	1,000	1,078,717
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2026	1,000	1,008,732
Series 2015, Ref. RB	4.00%	07/01/2035	190	171,616
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	4.50%	06/01/2027	1,925	1,944,032
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(e)(f)	6.75%	02/01/2026	1,000	700,000
Series 2018, RB(b)(e)(f)	8.75%	02/01/2036	320	256,000
				5,860,617
Wisconsin–5.01%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	705	702,140
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	171,248
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,222,978
Wisconsin (State of) Health & Educational Facilities Authority (Dickson Hollow Phase II); Series 2024, RB	6.00%	10/01/2044	300	315,024
Wisconsin (State of) Public Finance Authority;
Series 2022 B, RB(e)	7.00%	02/01/2028	700	702,814
Series 2022, RB(e)	5.38%	06/01/2037	670	687,399
Series 2023 A, Ref. RB(e)	5.75%	10/01/2043	1,775	1,855,608
Series 2024, RB(e)	5.50%	12/15/2028	4,800	4,828,549
Series 2024, RB(e)	12.00%	05/16/2029	1,315	1,336,266
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (Acquired 12/01/2017; Cost $2,000,000)(c)(e)	6.25%	10/01/2031	2,000	200,000
Wisconsin (State of) Public Finance Authority (Alamance Community School); Series 2021 A, RB(e)	5.00%	06/15/2041	510	479,582
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(b)(e)	6.25%	08/01/2027	500	450,000
Series 2017, RB(b)(e)	6.75%	08/01/2031	500	440,000
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(e)	4.25%	06/15/2031	550	505,318
Series 2021 A, RB(e)	5.00%	06/15/2041	615	553,456
Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	360	365,687
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB (Acquired 04/03/2017; Cost $1,500,000)(b)(c)(e)	5.75%	11/01/2024	1,500	825,000
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2039	4,310	4,246,962
Series 2020, RB(e)	7.00%	02/01/2025	90	90,031
Series 2022 A, RB(e)	6.13%	02/01/2039	4,175	4,113,936
Wisconsin (State of) Public Finance Authority (Indigo); Series 2023, RB(e)(g)	0.00%	12/01/2028	6,000	4,313,945
Wisconsin (State of) Public Finance Authority (Lariat); Series 2023, RB(e)(g)	0.00%	09/01/2029	3,000	2,122,049
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	1,280	1,270,391
Wisconsin (State of) Public Finance Authority (Miami Worldcenter); Series 2024 A, RB(e)	5.00%	06/01/2041	2,300	2,346,410
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(f)	7.25%	06/01/2035	3,800	3,956,014
Series 2017, Ref. RB(e)(f)	7.13%	06/01/2041	150	154,853
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(e)	5.00%	06/15/2039	440	440,338
Series 2019, RB(e)	5.00%	06/15/2049	540	520,636
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(e)	5.50%	01/01/2031	5,375	4,781,407
Series 2021 A, RB(e)	6.50%	01/01/2041	3,110	2,509,965
Wisconsin (State of) Public Finance Authority (Quality Education Academy); Series 2023, RB(e)	6.00%	07/15/2043	690	744,524
Wisconsin (State of) Public Finance Authority (Rans-Bridgewater); Series 2024, RB(e)	5.63%	12/15/2030	5,000	5,017,274
Wisconsin (State of) Public Finance Authority (Rans-Elevon); Series 2024, RB(e)	5.00%	07/15/2030	3,000	3,015,300
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2022, RB(e)(h)	4.00%	04/01/2032	$ 10	$ 10,496
Wisconsin (State of) Public Finance Authority (Searstone CCRC); Series 2021 A, Ref. RB(e)	4.00%	06/01/2036	1,500	1,415,041
Wisconsin (State of) Public Finance Authority (Signorelli); Series 2024, RB(e)	5.38%	12/15/2032	2,000	2,005,990
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(e)	4.50%	06/15/2032	500	512,179
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(e)	5.25%	12/01/2039	1,000	919,103
				60,147,913
Total Municipal Obligations (Cost $1,194,357,750)				1,175,085,306
U.S. Dollar Denominated Bonds & Notes–0.15%
California–0.07%
CalPlant I LLC; Exit Facility(e)	15.00%	07/01/2025	770	786,170
Puerto Rico–0.08%
AES Puerto Rico, Inc.(m)	12.50%	03/04/2026	1,057	1,024,841
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,802,642)				1,811,011
			Shares
Exchange-Traded Funds–0.08%
Invesco Municipal Strategic Income ETF (Cost $872,610)(o)			17,000	873,372

Common Stocks & Other Equity Interests–0.00%
Resolute Forest Products, Inc. (Cost $9,595)(m)			6,757	9,595

Preferred Stocks–0.00%
AES Puerto Rico, Inc., Pfd. (Cost $0)(m)			100,023	0
TOTAL INVESTMENTS IN SECURITIES(p)–98.12% (Cost $1,197,042,597)				1,177,779,284
FLOATING RATE NOTE OBLIGATIONS–(0.17)%
Notes with interest and fee rate of 3.48% at 08/31/2024 and contractual maturities of collateral ranging from 06/15/2029 to 06/15/2030 (See Note 1J)(q)				(2,000,000)
OTHER ASSETS LESS LIABILITIES–2.05%				24,619,314
NET ASSETS–100.00%				$1,200,398,598
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
ETF	– Exchange-Traded Fund
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
VRD	– Variable Rate Demand
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:
(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2024 was $19,723,388, which represented 1.64% of the Fund’s Net Assets.
(c)	Restricted security. The aggregate value of these securities at August 31, 2024 was $26,943,661, which represented 2.24% of the Fund’s Net Assets.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $354,798,348, which represented 29.56% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $2,000,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2024.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(o)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2024	Dividend Income
Invesco Municipal Strategic Income ETF	$-	$872,610	$-	$762	$-	$873,372	$-

(p)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.
(q)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2024. At August 31, 2024, the Fund’s investments with a value of $3,097,045 are held by TOB Trusts and serve as collateral for the $2,000,000 in the floating rate note obligations outstanding at that date.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $1,196,169,987)	$1,176,905,912
Investments in affiliates, at value (Cost $872,610)	873,372
Cash	399,266
Receivable for:
Investments sold	883,000
Fund shares sold	1,402,181
Interest	18,071,069
Investments matured, at value (Cost $17,937,819)	9,796,158
Investment for trustee deferred compensation and retirement plans	92,595
Other assets	238,466
Total assets	1,208,662,019
Liabilities:
Floating rate note obligations	2,000,000
Payable for:
Investments purchased	2,747,671
Dividends	1,558,129
Fund shares reacquired	1,365,544
Accrued fees to affiliates	429,487
Accrued interest expense	19,779
Accrued trustees’ and officers’ fees and benefits	3,648
Accrued other operating expenses	46,568
Trustee deferred compensation and retirement plans	92,595
Total liabilities	8,263,421
Net assets applicable to shares outstanding	$1,200,398,598
Net assets consist of:
Shares of beneficial interest	$1,731,353,551
Distributable earnings (loss)	(530,954,953)
$1,200,398,598
Net Assets:
Class A	$714,627,537
Class C	$36,506,864
Class Y	$416,347,620
Class R5	$9,640
Class R6	$32,906,937
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	74,839,508
Class C	3,827,944
Class Y	43,575,781
Class R5	1,001
Class R6	3,442,370
Class A:
Net asset value per share	$9.55
Maximum offering price per share (Net asset value of $9.55 ÷ 97.50%)	$9.79
Class C:
Net asset value and offering price per share	$9.54
Class Y:
Net asset value and offering price per share	$9.55
Class R5:
Net asset value and offering price per share	$9.63
Class R6:
Net asset value and offering price per share	$9.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Short Duration High Yield Municipal Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$64,746,908
Expenses:
Advisory fees	4,982,671
Administrative services fees	177,134
Custodian fees	18,132
Distribution fees:
Class A	1,840,133
Class C	454,577
Interest, facilities and maintenance fees	1,094,133
Transfer agent fees — A, C and Y	1,010,457
Transfer agent fees — R5	1
Transfer agent fees — R6	4,921
Trustees’ and officers’ fees and benefits	32,853
Registration and filing fees	150,528
Reports to shareholders	143,655
Professional services fees	424,735
Other	29,715
Total expenses	10,363,645
Less: Expense offset arrangement(s)	(7,062)
Net expenses	10,356,583
Net investment income	54,390,325
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,100,519))	(11,739,511)
Futures contracts	(1,270,289)
(13,009,800)
Change in net unrealized appreciation of:
Unaffiliated investment securities	58,718,499
Affiliated investment securities	762
58,719,261
Net realized and unrealized gain	45,709,461
Net increase in net assets resulting from operations	$100,099,786
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$54,390,325	$55,242,617
Net realized gain (loss)	(13,009,800)	(157,711,622)
Change in net unrealized appreciation	58,719,261	96,108,524
Net increase (decrease) in net assets resulting from operations	100,099,786	(6,360,481)
Distributions to shareholders from distributable earnings:
Class A	(30,048,279)	(31,652,194)
Class C	(1,499,517)	(1,959,484)
Class Y	(18,131,043)	(17,991,536)
Class R5	(412)	(105,308)
Class R6	(1,438,598)	(1,365,023)
Total distributions from distributable earnings	(51,117,849)	(53,073,545)
Share transactions–net:
Class A	(98,445,773)	(94,739,187)
Class C	(20,598,794)	(18,531,139)
Class Y	(15,021,898)	(63,922,605)
Class R5	(33)	(9,611,316)
Class R6	(3,369,282)	5,479,781
Net increase (decrease) in net assets resulting from share transactions	(137,435,780)	(181,324,466)
Net increase (decrease) in net assets	(88,453,843)	(240,758,492)
Net assets:
Beginning of year	1,288,852,441	1,529,610,933
End of year	$1,200,398,598	$1,288,852,441
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Short Duration High Yield Municipal Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$9.18	$0.40	$0.35	$0.75	$(0.38)	$9.55	8.33%	$714,628	0.90%	0.90%	0.81%	4.32%	29%
Year ended 08/31/23	9.58	0.36	(0.41)	(0.05)	(0.35)	9.18	(0.54)	784,122	0.91	0.91	0.81	3.86	33
Year ended 08/31/22	10.67	0.32	(1.06)	(0.74)	(0.35)	9.58	(7.07)	914,354	0.84	0.84	0.77	3.13	26
Year ended 08/31/21	10.17	0.34	0.51	0.85	(0.35)	10.67	8.50	933,441	0.86	0.86	0.79	3.25	19
Year ended 08/31/20	10.86	0.37	(0.71)	(0.34)	(0.35)	10.17	(3.19)	826,655	0.84	0.88	0.79	3.59	49
Class C
Year ended 08/31/24	9.17	0.33	0.35	0.68	(0.31)	9.54	7.53	36,507	1.65	1.65	1.56	3.57	29
Year ended 08/31/23	9.56	0.29	(0.40)	(0.11)	(0.28)	9.17	(1.19)	55,464	1.66	1.66	1.56	3.11	33
Year ended 08/31/22	10.65	0.24	(1.06)	(0.82)	(0.27)	9.56	(7.79)	76,878	1.59	1.59	1.52	2.38	26
Year ended 08/31/21	10.16	0.26	0.50	0.76	(0.27)	10.65	7.60	92,982	1.61	1.61	1.54	2.50	19
Year ended 08/31/20	10.84	0.29	(0.70)	(0.41)	(0.27)	10.16	(3.84)	167,426	1.59	1.63	1.54	2.84	49
Class Y
Year ended 08/31/24	9.19	0.42	0.34	0.76	(0.40)	9.55	8.48	416,348	0.65	0.65	0.56	4.57	29
Year ended 08/31/23	9.58	0.38	(0.40)	(0.02)	(0.37)	9.19	(0.18)	414,180	0.66	0.66	0.56	4.11	33
Year ended 08/31/22	10.67	0.34	(1.06)	(0.72)	(0.37)	9.58	(6.84)	497,651	0.59	0.59	0.52	3.38	26
Year ended 08/31/21	10.18	0.37	0.50	0.87	(0.38)	10.67	8.66	365,892	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.87	0.40	(0.72)	(0.32)	(0.37)	10.18	(2.94)	280,243	0.59	0.63	0.54	3.84	49
Class R5
Year ended 08/31/24	9.25	0.44	0.35	0.79	(0.41)	9.63	8.73	10	0.58	0.58	0.49	4.64	29
Year ended 08/31/23	9.60	0.39	(0.37)	0.02	(0.37)	9.25	0.25	9	0.68	0.68	0.58	4.10	33
Year ended 08/31/22	10.70	0.35	(1.08)	(0.73)	(0.37)	9.60	(6.93)	9,800	0.62	0.62	0.55	3.35	26
Year ended 08/31/21	10.20	0.37	0.51	0.88	(0.38)	10.70	8.78	14,437	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.88	0.40	(0.71)	(0.31)	(0.37)	10.20	(2.83)	10	0.57	0.57	0.52	3.86	49
Class R6
Year ended 08/31/24	9.19	0.43	0.35	0.78	(0.41)	9.56	8.68	32,907	0.58	0.58	0.50	4.64	29
Year ended 08/31/23	9.59	0.39	(0.41)	(0.02)	(0.38)	9.19	(0.22)	35,077	0.60	0.60	0.50	4.18	33
Year ended 08/31/22	10.68	0.35	(1.06)	(0.71)	(0.38)	9.59	(6.77)	30,929	0.53	0.53	0.46	3.44	26
Year ended 08/31/21	10.19	0.37	0.51	0.88	(0.39)	10.68	8.73	20,121	0.54	0.54	0.47	3.57	19
Year ended 08/31/20	10.88	0.40	(0.72)	(0.32)	(0.37)	10.19	(2.94)	12,639	0.57	0.57	0.52	3.86	49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,007,963,117 in connection with the acquisition of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
24	Invesco Short Duration High Yield Municipal Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.	Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing
25	Invesco Short Duration High Yield Municipal Fund

the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services for existing TOB Trusts, which constitute "covered funds" under the Volcker Rule. As a result of the Volcker Rule, the Fund, as holder of Inverse Floaters, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. The Fund’s expanded role may increase its operational and regulatory risk.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
26	Invesco Short Duration High Yield Municipal Fund

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $15,923 in front-end sales commissions from the sale of Class A shares and $50,942 and $1,841 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s
27	Invesco Short Duration High Yield Municipal Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,174,987,567	$97,739	$1,175,085,306
U.S. Dollar Denominated Bonds & Notes	—	786,170	1,024,841	1,811,011
Exchange-Traded Funds	873,372	—	—	873,372
Common Stocks & Other Equity Interests	—	—	9,595	9,595
Preferred Stocks	—	—	0	0
Total Investments in Securities	873,372	1,175,773,737	1,132,175	1,177,779,284
Other Investments - Assets
Investments Matured	—	7,928,658	1,867,500	9,796,158
Total Investments	$873,372	$1,183,702,395	$2,999,675	$1,187,575,442
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,270,289)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$53,464,063
NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2024, the Fund engaged in securities purchases of $23,034,250 and securities sales of $49,373,800, which resulted in net realized gains (losses) of $(1,100,519).
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,062.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
28	Invesco Short Duration High Yield Municipal Fund

NOTE 8—Cash Balances and Borrowings
Effective February 22, 2024, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which will expire on February 20, 2025. Prior to February 22, 2024, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.
During the year ended August 31, 2024, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $2,009,290 with an average interest rate of 5.60%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2024 were $7,503,077 and 4.39%, respectively.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$1,769,014	$582,255
Ordinary income-tax-exempt	49,348,835	52,491,290
Total distributions	$51,117,849	$53,073,545

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed tax-exempt income	$11,347,398
Net unrealized appreciation (depreciation) — investments	(31,317,938)
Temporary book/tax differences	(81,997)
Capital loss carryforward	(510,902,416)
Shares of beneficial interest	1,731,353,551
Total net assets	$1,200,398,598
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$66,803,046	$444,099,370	$510,902,416
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $341,505,361 and $495,896,876, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$31,198,432
Aggregate unrealized (depreciation) of investments	(62,516,370)
Net unrealized appreciation (depreciation) of investments	$(31,317,938)
Cost of investments for tax purposes is $1,218,893,380.
29	Invesco Short Duration High Yield Municipal Fund

NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on August 31, 2024, undistributed net investment income was decreased by $1,168,906 and undistributed net realized gain (loss) was increased by $1,168,906. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	20,106,640	$185,963,897	30,597,276	$284,779,360
Class C	622,719	5,722,821	1,583,339	14,730,603
Class Y	31,396,999	287,911,534	28,101,189	261,582,488
Class R6	1,880,536	17,496,690	3,201,975	29,861,840
Issued as reinvestment of dividends:
Class A	2,031,706	18,899,754	2,150,104	19,975,198
Class C	114,788	1,064,983	150,504	1,396,812
Class Y	1,140,961	10,635,855	1,057,979	9,834,306
Class R5	-	-	277	2,588
Class R6	106,861	995,967	107,836	1,003,472
Automatic conversion of Class C shares to Class A shares:
Class A	914,726	8,512,056	780,861	7,266,768
Class C	(915,903)	(8,512,056)	(781,742)	(7,266,768)
Reacquired:
Class A	(33,603,967)	(311,821,480)	(43,626,859)	(406,760,513)
Class C	(2,041,197)	(18,874,542)	(2,943,363)	(27,391,786)
Class Y	(34,040,570)	(313,569,287)	(36,016,747)	(335,339,399)
Class R5	(3)	(33)	(1,019,575)	(9,613,904)
Class R6	(2,360,067)	(21,861,939)	(2,720,089)	(25,385,531)
Net increase (decrease) in share activity	(14,645,771)	$(137,435,780)	(19,377,035)	$(181,324,466)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
30	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, portfolio company investee and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
31	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board acknowledged limitations regarding the Broadridge data, in
32	Invesco Short Duration High Yield Municipal Fund

particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe. The Board noted that the Fund is an outlier in its peer group in that it seeks to maintain a duration of 5 or fewer years, and may significantly underperform depending on interest rate activity in the market.  The Board noted in particular that the Fund’s 2023 performance was negatively impacted by its short duration during an environment of increasing interest rates.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
33	Invesco Short Duration High Yield Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%
Tax-Exempt Interest Dividends*	96.54%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
34	Invesco Short Duration High Yield Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
35	Invesco Short Duration High Yield Municipal Fund

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco Short Term Municipal Fund
Nasdaq:
A: ORSTX ■ Y: ORSYX ■ R6: STMUX

2	Schedule of Investments
19	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Approval of Investment Advisory and Sub-Advisory Contracts
32	Tax Information
33	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.12%
Alabama–1.82%
Auburn University; Series 2015 A, Ref. RB	5.00%	06/01/2028	$ 1,000	$ 1,015,303
Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, Revenue Wts. (INS - SGI)(a)	4.38%	06/01/2028	10	10,008
Black Belt Energy Gas District (The); Series 2024 A, RB(b)	5.25%	09/01/2032	1,585	1,740,049
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	12,260	12,319,699
Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(b)	4.00%	10/01/2026	5,000	5,022,385
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(c)(d)	2.80%	07/01/2025	5,000	5,000,000
UAB Medicine Finance Authority; Series 2016 B, Ref. RB	5.00%	09/01/2035	3,500	3,598,482
				28,705,926
Alaska–0.25%
Alaska (State of) International Airports System; Series 2016 A, Ref. RB	5.00%	10/01/2028	1,465	1,493,187
Matanuska-Susitna (Borough of), AK; Series 2014 B, GO Bonds	5.00%	11/01/2026	1,000	1,000,836
Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	1,460	1,476,293
				3,970,316
Arizona–2.56%
Arizona (State of) Game & Fish Department & Commission; Series 2006, RB	5.00%	07/01/2032	105	105,136
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital);
Series 2014, Ref. RB(b)(e)	5.00%	12/01/2024	100	100,450
Series 2014, Ref. RB(b)(e)	5.00%	12/01/2024	2,710	2,722,195
Arizona (State of) Industrial Development Authority; Series 2024, RB(b)	5.00%	09/01/2026	1,000	1,038,615
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2023, RB	5.00%	11/01/2028	1,500	1,601,724
Arizona (State of) Industrial Development Authority (Unity at West Glendale); Series 2024, RB(b)	5.00%	09/01/2026	1,100	1,135,324
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(b)(f)	5.00%	09/01/2027	10,000	10,296,191
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2016, Ref. RB	5.00%	01/01/2034	2,000	2,078,349
Phoenix Civic Improvement Corp.;
Series 2014 B, Ref. RB	5.00%	07/01/2027	2,565	2,568,470
Series 2016, Ref. RB	5.00%	07/01/2033	1,500	1,553,510
Series 2017, Ref. RB	5.00%	07/01/2038	5,145	5,307,198
Pima (County of), AZ; Series 2014, RB	5.00%	07/01/2028	745	746,133
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(c)	5.00%	09/01/2026	50	50,193
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	155	150,986
Salt River Project Agricultural Improvement & Power District; Series 2015 A, Ref. RB	5.00%	12/01/2032	5,060	5,139,310
Sun Devil Energy Center LLC (Arizona State University);
Series 2008, Ref. RB	5.00%	07/01/2027	100	100,137
Series 2008, Ref. RB	5.00%	07/01/2030	155	155,193
University of Arizona (The) (Stimulus Plan for Economic and Educational Development); Series 2014, RB	5.00%	08/01/2034	920	921,417
University of Arizona Board of Regents;
Series 2015 D, RB	5.00%	07/01/2030	1,450	1,475,973
Series 2016 C, RB	5.00%	07/01/2030	1,060	1,100,086
Series 2022 B, RB	5.00%	07/01/2038	1,300	1,463,999
Westpark Community Facility District; Series 2016, Ref. GO Bonds	4.00%	07/15/2025	340	339,880
Yavapai (County of), AZ Industrial Development Authority; Series 2015 A, Ref. RB(c)	3.90%	09/01/2024	185	185,000
				40,335,469
Arkansas–0.07%
Fort Smith (City of), AR; Series 2015, Ref. RB	5.00%	10/01/2030	1,130	1,149,360
California–4.45%
Anaheim (City of), CA Public Financing Authority (Anaheim Public Improvements); Series 1997 A, RB (INS - AGM)(a)	6.00%	09/01/2024	1,265	1,265,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Bay Area Toll Authority (San Francisco Bay Area); Series 2024, Ref. VRD RB (LOC - Bank Of America N.A.)(d)(g)	2.35%	04/01/2059	$ 12,450	$ 12,450,000
California (State of);
Series 2012, Ref. GO Bonds	5.00%	09/01/2025	10	10,017
Series 2013, Ref. GO Bonds	5.00%	10/01/2026	5	5,010
Series 2014, Ref. GO Bonds	5.00%	10/01/2034	9,200	9,218,679
Series 2017, Ref. GO Bonds	5.00%	11/01/2029	3,695	3,964,292
California (State of) Community Choice Financing Authority (Clean Energy); Series 2023, RB(b)	5.25%	04/01/2030	2,945	3,176,667
California (State of) Educational Facilities Authority (Santa Clara University);
Series 2015, Ref. RB	5.00%	04/01/2032	1,000	1,011,366
Series 2015, Ref. RB	5.00%	04/01/2033	1,000	1,011,220
California (State of) Health Facilities Financing Authority; Series 2024 A, RB	3.85%	11/15/2027	1,850	1,861,172
California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2013 A, RB	5.00%	03/01/2025	2,720	2,722,010
California (State of) Health Facilities Financing Authority (City of Hope); Series 2012 A, RB	5.00%	11/15/2024	100	100,278
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,285	1,359,720
Series 2018 A, RB	5.00%	11/15/2032	1,630	1,724,781
California (State of) Housing Finance Agency (Social Certificates);
Series 2021-2A, Revenue Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	3,846	3,909,401
Series 2023-1, RB	4.38%	09/20/2036	2,478	2,618,626
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail); Series 2020, RB(b)(c)(f)	8.00%	08/15/2025	2,000	2,019,146
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2022 A, RB(b)(f)	4.13%	10/01/2025	5,000	5,013,682
California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(a)	4.50%	10/01/2026	170	170,176
Howell Mountain Elementary School District (Election of 2005); Series 2007, GO Bonds (INS - AGM)(a)(h)	0.00%	08/01/2027	520	469,312
Imperial Irrigation District;
Series 2012 A, Ref. RB	5.00%	11/01/2024	325	325,583
Series 2012 A, Ref. RB	5.00%	11/01/2027	225	226,629
Lodi (City of), CA; Series 2004 A, COP (INS - NATL)(a)	4.75%	10/01/2024	10	10,012
Long Beach Unified School District;
Series 2012, Ref. GO Bonds	5.00%	08/01/2025	675	676,203
Series 2012, Ref. GO Bonds	5.00%	08/01/2028	775	781,067
Series 2012, Ref. GO Bonds	5.00%	08/01/2029	100	100,140
Los Angeles (Port of), CA; Series 2014 A, Ref. RB(f)	5.00%	08/01/2034	2,470	2,472,690
Northern California Energy Authority; Series 2024, Ref. RB(b)	5.00%	08/01/2030	3,600	3,865,528
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	980	993,363
Pasadena (City of), CA;
Series 2013 A, Ref. RB(b)(e)	5.00%	10/28/2024	320	320,915
Series 2015, Ref. COP	5.00%	02/01/2031	1,000	1,007,818
Peninsula Corridor Joint Powers Board; Series 2019 A, Ref. RB	5.00%	10/01/2044	1,285	1,316,307
San Jose (City of), CA; Series 2017 B, Ref. RB	5.00%	03/01/2042	3,730	3,865,974
				70,042,784
Colorado–0.98%
Adams & Arapahoe Joint School District No. 28J Aurora; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2032	2,700	2,827,144
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	969,553
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group); Series 2016, Ref. RB	5.00%	11/15/2028	1,310	1,364,828
Colorado (State of) Regional Transportation District (Fastracks);
Series 2016 A, RB	5.00%	11/01/2036	2,715	2,825,145
Series 2017 A, RB	5.00%	11/01/2033	1,000	1,045,270
Denver (City & County of), CO; Series 2016 A, Ref. RB	5.00%	11/15/2032	1,770	1,838,139
Denver City & County School District No. 1; Series 2013 C, COP	5.00%	12/15/2024	100	100,139
Larimer County School District No. R-1 Poudre; Series 2018, GO Bonds	5.00%	12/15/2040	2,660	2,836,931
Weld County School District No. Re-1; Series 2017, GO Bonds (INS - AGM)(a)	5.00%	12/15/2031	1,500	1,578,593
				15,385,742
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–2.25%
Connecticut (State of);
Series 2014 E, GO Bonds(b)(e)	5.00%	11/06/2024	$ 13,200	$ 13,242,499
Series 2014 F, GO Bonds	5.00%	11/15/2033	1,940	1,944,574
Series 2016 E, GO Bonds	5.00%	10/15/2034	3,280	3,386,079
Connecticut (State of) (Transportation Infrastructure); Series 2015 A, RB	5.00%	08/01/2028	3,000	3,058,775
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2014 E, RB	5.00%	07/01/2025	125	125,169
Series 2014 E, RB	5.00%	07/01/2026	1,000	1,003,242
Series 2014 E, RB	5.00%	07/01/2027	1,265	1,268,885
Connecticut (State of) Health & Educational Facilities Authority (New Haven Hospital);
Series 2013 N, RB(b)(e)	5.00%	09/27/2024	225	225,282
Series 2014 A, RB(b)(e)	5.00%	09/27/2024	10,650	10,661,195
South Central Connecticut Regional Water Authority; Twenty Ninth Series 2014, Ref. RB	5.00%	08/01/2025	500	500,830
				35,416,530
District of Columbia–0.93%
District of Columbia;
Series 2012, RB	5.00%	12/01/2024	280	280,383
Series 2012, RB	5.00%	12/01/2026	100	100,144
Series 2023 A, GO Bonds	5.00%	01/01/2037	3,000	3,450,994
District of Columbia (Children’s Hospital Obligated Group);
Series 2015, Ref. RB	5.00%	07/15/2032	1,000	1,022,437
Series 2015, Ref. RB	5.00%	07/15/2040	3,190	3,238,467
Washington Metropolitan Area Transit Authority;
Series 2017 B, RB	5.00%	07/01/2031	1,110	1,166,242
Series 2017 B, RB	5.00%	07/01/2035	1,400	1,464,158
Series 2018, RB	5.00%	07/01/2043	3,750	3,867,563
				14,590,388
Florida–9.97%
Board of Governors of Florida Atlantic University; Series 2016 A, Ref. RB	5.00%	07/01/2031	1,000	1,028,865
Broward (County of), FL;
Series 2012 Q-1, RB	5.00%	10/01/2024	1,850	1,852,050
Series 2013 B, RB	5.00%	10/01/2026	260	260,202
Broward (County of), FL School Board;
Series 2015 A, Ref. COP	5.00%	07/01/2030	2,000	2,029,236
Series 2015 B, Ref. COP	5.00%	07/01/2031	6,640	6,732,701
Series 2016 A, Ref. COP	5.00%	07/01/2032	4,135	4,249,652
Capital Trust Agency, Inc. (Gardens Apartements); Series 2015 A, RB	3.50%	07/01/2025	225	209,904
Central Florida Expressway Authority;
Series 2016 B, Ref. RB(b)(e)	5.00%	07/01/2026	3,005	3,134,410
Series 2017, Ref. RB	5.00%	07/01/2038	1,535	1,593,173
Series 2017, Ref. RB	5.00%	07/01/2039	2,020	2,093,924
Citizens Property Insurance, Inc.; Series 2015 A-1, RB(b)(e)	5.00%	12/01/2024	20,320	20,411,438
Florida (State of) Municipal Power Agency; Series 2015, RB	5.00%	10/01/2030	1,930	1,968,622
Florida Housing Finance Corp.; Series 2024 3, RB (CEP - GNMA)	6.25%	01/01/2055	1,650	1,840,045
Florida Housing Finance Corp. (Social Bonds); Series 2022-3, RB (CEP - GNMA)	5.50%	01/01/2054	4,215	4,463,964
Gainesville (City of), FL;
Series 2012 B, Ref. VRD RB(d)	2.40%	10/01/2042	9,245	9,245,000
Series 2017 A, RB	5.00%	10/01/2031	1,265	1,331,946
Greater Orlando Aviation Authority;
Series 2016 B, RB(b)(e)	5.00%	10/01/2026	210	220,090
Series 2016 B, RB	5.00%	10/01/2039	2,165	2,221,368
Hialeah (City of), FL; Series 2022, Ref. RB	5.00%	10/01/2035	2,170	2,379,133
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 F, RB	5.00%	10/01/2043	1,305	1,369,290
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System); Series 2024 C, Ref. RB	5.00%	11/15/2034	7,000	8,163,979
Hillsborough (County of), FL School Board (Master Lease Program); Series 2015 A, Ref. COP	5.00%	07/01/2030	2,330	2,366,550
Jacksonville Transportation Authority; Series 2015, RB	5.00%	08/01/2032	3,615	3,678,716
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
JEA Electric System;
Series 2017 B, Ref. RB	5.00%	10/01/2032	$ 3,410	$ 3,579,276
Series 2017 B, Ref. RB	5.00%	10/01/2033	4,000	4,191,024
Lake (County of), FL School Board; Series 2015 B, Ref. COP (INS - AGM)(a)	5.00%	06/01/2031	2,000	2,023,059
Lee (County of), FL Industrial Development Authority; Series 2024 B-3, RB	4.13%	11/15/2029	1,155	1,160,373
Miami (City of) & Dade (County of), FL School Board;
Series 2014 D, Ref. COP	5.00%	11/01/2030	1,860	1,865,536
Series 2014 D, Ref. COP	5.00%	11/01/2031	1,420	1,424,133
Series 2015 A, Ref. COP	5.00%	05/01/2030	3,250	3,288,232
Series 2015 D, Ref. COP	5.00%	02/01/2034	2,220	2,265,020
Series 2016 A, Ref. COP	5.00%	05/01/2032	3,295	3,377,980
Series 2016, GO Bonds	5.00%	03/15/2030	1,320	1,362,340
Miami-Dade (County of), FL;
Series 2012 B, Ref. RB	5.00%	10/01/2024	1,285	1,286,797
Series 2014, RB	5.00%	10/01/2032	1,160	1,161,138
Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	1,105	1,106,808
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami);
Series 2012 A, RB	5.00%	04/01/2027	525	525,483
Series 2012 A, RB	5.00%	04/01/2028	1,500	1,501,395
Series 2015 A, Ref. RB	5.00%	04/01/2032	1,000	1,009,173
Miami-Dade (County of), FL Expressway Authority;
Series 2010 A, RB	5.00%	07/01/2040	10,000	10,005,959
Series 2016 A, Ref. RB	5.00%	07/01/2032	2,000	2,060,352
Miami-Dade (County of), FL Housing Finance Authority (Palm Lakes); Series 2012, RB (LOC - Fannie Mae)(g)	4.05%	01/15/2028	8,200	8,205,305
Miami-Dade (County of), FL Transit System; Series 2015, Ref. RB	5.00%	07/01/2031	2,210	2,248,128
Orlando (City of), FL; Series 2013, Ref. RB	5.00%	10/01/2027	750	750,685
Osceola (County of), FL; Series 2016 A, Ref. RB	5.00%	10/01/2030	1,000	1,019,050
Palm Beach County School District;
Series 2015 C, Ref. COP	5.00%	08/01/2032	1,000	1,017,807
Series 2015 D, Ref. COP	5.00%	08/01/2029	1,410	1,434,852
Polk (County of), FL;
Series 2012, Ref. RB	5.00%	10/01/2024	125	125,181
Series 2012, Ref. RB	5.00%	10/01/2025	165	165,557
Pompano Beach (City of), FL (John Knox Village); Series 2021 B-1, RB	2.00%	01/01/2029	805	804,268
St. Johns (County of), FL Housing Finance Authority (Oaks at St. John); Series 2023 B, RB(b)(c)	5.50%	12/01/2026	6,000	5,991,569
Tallahassee (City of), FL;
Series 2017, Ref. RB	5.00%	10/01/2031	1,225	1,252,969
Series 2018, RB(b)(e)	5.00%	10/01/2024	1,715	1,717,379
USF Financing Corp.; Series 2012 A, Ref. COP	5.00%	07/01/2032	4,550	4,610,549
Walton County District School Board; Series 2015, COP (INS - AGM)(a)	5.00%	07/01/2032	1,720	1,729,883
				157,111,518
Georgia–3.69%
Atlanta (City of), GA Urban Residential Finance Authority (GE Tower Apartments); Series 2023 B, RB(b)	5.75%	06/01/2025	3,000	3,003,530
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 2012, Ref. RB(b)	2.88%	08/19/2025	5,000	4,963,793
College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(a)	4.38%	01/01/2026	20	20,020
DeKalb (County of), GA Development Authority (The Globe Academy, Inc.); Series 2024 A, RB	4.00%	06/01/2035	735	730,924
DeKalb (County of), GA Housing Authority (Park at 500); Series 2024, RB	4.00%	03/01/2034	3,250	3,256,102
Fulton (County of), GA; Series 2013, Ref. RB	5.00%	01/01/2027	1,605	1,612,698
Georgia (State of) Municipal Electric Authority (Project One);
Series 2015 A, Ref. RB	5.00%	01/01/2031	1,820	1,827,925
Series 2015 A, Ref. RB	5.00%	01/01/2032	2,030	2,038,452
Series 2015 A, Ref. RB	5.00%	01/01/2034	1,900	1,906,803
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Main Street Natural Gas, Inc.;
Series 2019 B, RB(b)	4.00%	12/02/2024	$ 12,225	$ 12,234,779
Series 2019 C, RB(b)	4.00%	09/01/2026	7,000	7,048,933
Series 2021 A, RB(b)	4.00%	09/01/2027	5,120	5,164,033
Series 2021 C, RB	4.00%	12/01/2025	1,100	1,108,252
Series 2022 C, RB(c)	4.00%	11/01/2024	5,200	5,195,082
Series 2022 C, RB(b)(c)	4.00%	11/01/2027	1,000	986,125
Series 2024 B, RB(b)	5.00%	03/01/2032	6,400	6,942,943
Milledgeville (City of) & Baldwin (County of), GA Development Authority; Series 2003 A, RB (INS - AGC)(a)	4.50%	09/01/2025	20	20,000
				58,060,394
Hawaii–0.45%
Hawaii (State of);
Series 2014 EO, GO Bonds	5.00%	08/01/2028	1,880	1,882,996
Series 2016 FG, GO Bonds	5.00%	10/01/2030	2,890	3,019,581
Honolulu (City & County of), HI; Series 2023, RB(b)	5.00%	06/01/2026	2,125	2,195,660
				7,098,237
Idaho–0.25%
Boise State University; Series 2016 A, Ref. RB	5.00%	04/01/2033	2,000	2,050,656
Idaho (State of) Housing & Finance Association; Series 2024 A, RB (CEP - GNMA)	6.00%	07/01/2054	1,695	1,891,315
				3,941,971
Illinois–6.22%
Chicago (City of), IL; Series 2008 C, Ref. RB	5.00%	01/01/2031	2,500	2,512,637
Chicago (City of), IL (O’Hare International Airport);
Series 2015 B, Ref. RB	5.00%	01/01/2027	1,350	1,358,072
Series 2015 B, Ref. RB	5.00%	01/01/2031	4,015	4,035,648
Series 2015 B, Ref. RB	5.00%	01/01/2033	6,120	6,149,626
Series 2016 C, Ref. RB	5.00%	01/01/2038	3,000	3,046,766
Series 2024 B, RB	5.00%	01/01/2036	1,000	1,144,430
Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS - NATL)(a)	4.60%	12/01/2025	350	350,405
Series 2004, GO Bonds (INS - NATL)(a)	4.65%	12/01/2026	450	450,468
Series 2007, Ref. GO Bonds (INS - AMBAC)(a)	4.00%	12/01/2027	65	65,015
Cook (County of), IL;
Series 2016 A, Ref. GO Bonds	5.00%	11/15/2029	3,100	3,232,992
Series 2016 A, Ref. GO Bonds	5.00%	11/15/2030	2,750	2,872,164
Elk Grove Village (Village of), IL; Series 2017, GO Bonds	5.00%	01/01/2035	1,000	1,046,618
Illinois (State of);
Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,045,397
Series 2019 A, GO Bonds	5.00%	11/01/2026	2,935	3,061,407
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(f)	8.00%	06/01/2032	560	560,708
Illinois (State of) Finance Authority; Series 2016 A, Ref. RB	5.00%	10/01/2035	2,000	2,056,123
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2014, Ref. RB	5.00%	08/01/2025	1,505	1,506,368
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $449,079)(i)	5.00%	11/01/2025	440	359,316
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $476,101)(i)	5.00%	11/01/2026	460	369,458
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	425	443,307
Series 2017, Ref. RB	5.00%	08/01/2028	500	521,311
Series 2017, Ref. RB	5.00%	08/01/2029	325	338,550
Illinois (State of) Finance Authority (State Clean Water) (Green Bonds); Series 2016, RB	5.00%	07/01/2031	4,815	4,950,807
Illinois (State of) Finance Authority (The University of Chicago); Series 2014 A, Ref. RB(b)(e)	5.00%	10/01/2024	10	10,014
Illinois (State of) Finance Authority (Uchicago Medicine); Series 2022 B-2, RB(b)	5.00%	08/15/2027	9,500	10,014,572
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2010, VRD RB (LOC - Td Bank N.A.)(d)(g)	2.60%	08/01/2044	8,745	8,745,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Housing Development Authority;
Series 2005, RB (INS - AGM)(a)	4.60%	09/01/2025	$ 5	$ 5,007
Series 2024 E, Ref. VRD RB (CEP - Federal Housing Administration)(d)	2.82%	01/01/2065	3,500	3,500,000
Illinois (State of) Housing Development Authority (6900 Crandon); Series 2023, RB (CEP - Federal Housing Administration)(b)	5.00%	02/01/2026	4,570	4,693,585
Illinois (State of) Municipal Electric Agency; Series 2015 A, Ref. RB	5.00%	02/01/2032	3,900	3,964,859
Illinois (State of) Toll Highway Authority;
Series 2016 A, Ref. RB	5.00%	12/01/2031	4,440	4,543,255
Series 2016 A, Ref. RB	5.00%	12/01/2032	2,675	2,734,840
Series 2016 B, RB	5.00%	01/01/2031	1,000	1,034,527
Series 2016 B, RB	5.00%	01/01/2032	1,000	1,031,675
Kane McHenry Cook & De Kalb Counties Unit School District No. 300; Series 2015, Ref. GO Bonds	5.00%	01/01/2028	1,000	1,006,305
Madison-Macoupin Etc Counties Community College District No. 536; Series 2015 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	11/01/2027	1,335	1,338,995
Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	280	280,189
Tender Option Bond Trust Receipts/Certificates; Series 2023, VRD RB (INS - AGM)(a)(c)(d)	2.70%	05/01/2031	11,530	11,530,000
University of Illinois; Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2026	1,020	1,021,918
West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(a)	4.75%	01/01/2029	15	15,016
				97,947,350
Indiana–0.69%
Indiana (State of) Finance Authority;
Series 2015, RB	5.00%	03/01/2036	3,265	3,284,764
Series 2016, Ref. RB	5.00%	09/01/2028	1,280	1,332,040
Indiana (State of) Finance Authority (CWA Authority); Series 2014 A, RB	5.00%	10/01/2026	1,750	1,753,031
Indiana (State of) Municipal Power Agency; Series 2016 C, Ref. RB	5.00%	01/01/2039	1,000	1,026,413
Indianapolis Local Public Improvement Bond Bank; Series 2015, Ref. RB(f)	5.00%	01/01/2030	3,250	3,265,959
Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.05%	04/01/2026	205	201,678
				10,863,885
Iowa–1.60%
Ames (City of), IA; Series 2016, Ref. RB	5.00%	06/15/2032	4,430	4,542,362
Iowa (State of) Finance Authority (Unitypoint Health);
Series 2014 C, RB	5.00%	02/15/2031	810	814,314
Series 2014 C, RB	5.00%	02/15/2032	3,405	3,423,057
Iowa (State of) Higher Education Loan Authority (Grinnell College); Series 2014, Ref. RB	5.00%	12/01/2032	1,675	1,684,211
Iowa (State of) Tobacco Settlement Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	950	953,301
PEFA, Inc.; Series 2019, RB(b)	5.00%	09/01/2026	13,500	13,791,978
				25,209,223
Kansas–0.81%
University of Kansas Hospital Authority (KU Health System);
Series 2015, Ref. RB	5.00%	09/01/2030	1,930	1,967,469
Series 2015, Ref. RB	5.00%	09/01/2032	2,765	2,813,993
Series 2015, Ref. RB	5.00%	09/01/2035	2,000	2,032,471
Valley Center (City of), KS; Series 2023-1, GO Notes	4.38%	12/01/2025	4,820	4,823,597
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2016 C, RB	5.00%	09/01/2030	1,000	1,039,399
				12,676,929
Kentucky–2.18%
Jefferson County Capital Projects Corp.; Series 2007 A, Ref. RB (INS - AGM)(a)	4.38%	06/01/2028	25	25,032
Kentucky (Commonwealth of) Asset Liability Commission (2014 Federal Highway Trust Fund); Series 2014, Ref. RN(b)(e)	5.00%	09/01/2024	1,515	1,515,000
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(b)(j)	4.32%	02/01/2025	2,310	2,310,383
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2025	1,635	1,651,710
Series 2015 A, RB	5.00%	07/01/2028	1,000	1,009,822
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Municipal Power Agency; Series 2015 A, Ref. RB (INS - NATL)(a)	5.00%	09/01/2026	$ 2,000	$ 2,032,971
Kentucky (Commonwealth of) Public Energy Authority;
Series 2019 A-1, RB(b)	4.00%	06/01/2025	5,000	5,014,606
Series 2019 A-2, RB (1 mo. Term SOFR + 1.12%)(b)(j)	4.68%	06/01/2025	10,000	10,025,477
Series 2024 A, RB(b)	5.00%	07/01/2030	3,120	3,313,634
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2016, RB	5.00%	07/01/2031	1,715	1,777,060
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	10/01/2031	2,835	2,910,607
Series 2016 A, Ref. RB	5.00%	10/01/2032	2,660	2,726,865
				34,313,167
Louisiana–1.01%
Louisiana (State of);
Series 2022 A, Ref. RB (SOFR + 0.50%)(b)(j)	4.24%	05/01/2026	3,115	3,110,260
Series 2023 A-1, Ref. VRD RB (LOC - Toronto-dominion Bank)(d)(g)	2.70%	05/01/2043	10,000	10,000,000
New Orleans (City of), LA Aviation Board (Consolidated Rental Car);
Series 2018, Ref. RB (INS - AGM)(a)	5.00%	01/01/2036	1,250	1,313,435
Series 2018, Ref. RB (INS - AGM)(a)	5.00%	01/01/2037	1,440	1,509,064
				15,932,759
Maine–0.17%
Maine (State of) Turnpike Authority; Series 2014, RB	5.00%	07/01/2029	1,670	1,671,953
Portland (City of), ME; Series 2016, Ref. RB	5.00%	01/01/2032	1,000	1,018,168
				2,690,121
Maryland–1.63%
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2017, Ref. RB	5.00%	07/01/2031	3,000	3,105,329
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2013 B, RB	5.00%	08/15/2027	200	200,487
Series 2017 A, RB	5.00%	05/15/2042	1,875	1,928,366
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	9,030	9,094,029
Washington (State of) Suburban Sanitary Commission; Series 2013 A, VRD RB(d)	2.70%	06/01/2027	11,400	11,400,000
				25,728,211
Massachusetts–0.20%
Massachusetts (Commonwealth of) (Green Bonds); Series 2014 E, GO Bonds	5.00%	09/01/2024	680	680,000
Massachusetts (Commonwealth of) Health & Educational Facilities Authority; Series 2007 C, RB (SIFMA Municipal Swap Index + 0.90%)(j)	3.74%	11/15/2032	2,405	2,325,294
Waltham (City of), MA;
Series 2008, GO Bonds	4.00%	09/15/2024	25	25,009
Series 2008, GO Bonds	4.20%	09/15/2027	15	15,015
Worcester (City of), MA; Series 2006, GO Bonds (INS - SGI)(a)	4.20%	11/01/2024	10	10,009
				3,055,327
Michigan–3.35%
Advanced Technology Academy; Series 2019, Ref. RB	3.50%	11/01/2024	130	129,781
Detroit (City of), MI; Series 2006, Ref. RB (3 mo. Term SOFR + 0.60%), (INS - AGM)(a)(j)	4.35%	07/01/2032	7,825	7,681,748
Farmington Public School District; Series 2015, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/01/2030	1,385	1,402,386
Michigan (State of) Building Authority (Facilities Program);
Series 2015 I, Ref. RB	5.00%	04/15/2031	1,565	1,594,841
Series 2016 I, Ref. RB	5.00%	10/15/2032	1,250	1,296,344
Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2015, Ref. RB(b)(e)	5.00%	05/15/2025	1,620	1,645,179
Michigan (State of) Finance Authority (Trinity Health Credit Group);
Series 2015, Ref. RB	5.50%	12/01/2028	2,245	2,286,721
Series 2015, Ref. RB	5.50%	12/01/2029	3,075	3,129,440
Michigan (State of) Hospital Finance Authority (Ascension Health Credit Group);
Series 1999 B-4, RB	5.00%	11/15/2031	2,325	2,354,427
Series 1999, RB	5.00%	11/15/2027	4,355	4,416,308
Michigan (State of) Housing Development Authority; Series 2021 A, RB	0.55%	04/01/2025	1,170	1,150,843
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Housing Development Authority (Social Bonds); Series 2024 A, RB	6.00%	06/01/2054	$ 4,000	$ 4,400,947
Muskegon Heights (City of), MI; Series 2006, Ref. RB (INS - NATL)(a)	4.00%	11/01/2026	185	185,045
North Branch Area Schools; Series 2015, Ref. GO Bonds	5.00%	05/01/2032	2,915	2,949,482
Rib Floater Trust; Series 2022-047, VRD RB(c)(d)	2.75%	12/01/2045	10,000	10,000,000
Utica Community Schools; Series 2016, Ref. GO Bonds	5.00%	05/01/2031	1,990	2,059,917
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport); Series 2015 D, RB	5.00%	12/01/2029	1,700	1,735,931
Wayne State University;
Series 2015 A, Ref. RB	5.00%	11/15/2026	175	175,828
Series 2015 A, Ref. RB	5.00%	11/15/2030	125	125,591
Series 2018 A, RB	5.00%	11/15/2038	2,220	2,262,014
Western Michigan University; Series 2015 A, Ref. RB	5.00%	11/15/2029	1,700	1,723,764
				52,706,537
Minnesota–0.65%
Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGC)(a)	4.13%	03/01/2027	15	15,004
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2017 A, Ref. RB	5.00%	10/01/2029	1,400	1,479,146
Minnesota State Colleges And Universities Foundation; Series 2013 A, RB	4.00%	10/01/2025	1,000	1,000,629
Mounds View (City of), MN (Sherman Forbes); Series 2023 A, RB(b)	4.05%	11/01/2024	1,000	999,814
North Mankato (City of), MN; Series 2009 C, GO Bonds	4.00%	12/01/2024	10	10,007
St. Paul (City of), MN;
Series 2014 G, RB(b)(e)	5.00%	11/01/2024	2,400	2,407,109
Series 2014 G, RB(b)(e)	5.00%	11/01/2024	2,250	2,256,664
St. Paul (City of), MN Housing & Redevelopment Authority (Healthpartners Obligated Group); Series 2015 A, Ref. RB	5.00%	07/01/2032	1,895	1,914,792
St. Paul (City of), MN Housing & Redevelopment Authority (St. Paul City School); Series 2016 A, Ref. RB(b)(e)	4.50%	07/01/2026	175	178,327
				10,261,492
Mississippi–0.00%
Mississippi Business Finance Corp. (Northrop Grumman Corp.); Series 2006, RB	4.55%	12/01/2028	25	25,006
Missouri–1.66%
Cassville School District No. R-IV; Series 2023, GO Bonds	5.25%	03/01/2039	2,220	2,346,107
Jackson County Consolidated School District No. 4;
Series 2022, GO Bonds	5.00%	03/01/2038	1,825	1,889,462
Series 2022, GO Bonds	5.00%	03/01/2039	3,005	3,107,165
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(c)	4.25%	04/01/2026	100	99,327
Lindbergh School District; Series 2019 A, GO Bonds	5.00%	03/01/2033	1,475	1,555,689
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	1,000	983,618
Missouri (State of) Health & Educational Facilities Authority (BJC Health System); Series 2014, RB	5.00%	01/01/2030	1,000	1,001,749
Missouri (State of) Health & Educational Facilities Authority (St. Louis University); Series 2015 A, RB	5.00%	10/01/2038	4,500	4,584,933
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2030	1,215	1,255,395
Missouri (State of) Housing Development Commission (First Place Homeownership Loan); Series 2023, RB (CEP - GNMA)	5.75%	05/01/2053	2,550	2,742,357
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State);
Series 2015 A, Ref. RB	5.00%	06/01/2027	2,600	2,635,163
Series 2015 A, Ref. RB	5.00%	12/01/2029	1,500	1,519,288
Missouri Western State University; Series 2012, Ref. RB	3.00%	10/01/2024	50	49,938
Springfield Public Building Corp.; Series 2000 A, RB (INS - AMBAC)(a)(h)	0.00%	06/01/2025	60	58,613
St. Charles (County of), MO Public Water Supply District No. 2; Series 2016, Ref. COP	5.00%	12/01/2030	2,255	2,308,926
				26,137,730
Nebraska–1.46%
Central Plains Energy Project; Series 2019, Ref. RB(b)	4.00%	08/01/2025	3,380	3,395,462
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–(continued)
Gretna Public Schools; Series 2022 B, GO Bonds	5.00%	12/15/2027	$ 1,000	$ 1,028,194
Omaha School District;
Series 2016, GO Bonds	5.00%	12/15/2030	3,295	3,449,706
Series 2016, GO Bonds	5.00%	12/15/2032	5,000	5,221,217
Public Power Generation Agency (Whelan Energy Center Unit 2);
Series 2015, Ref. RB	5.00%	01/01/2030	1,380	1,388,293
Series 2015, Ref. RB	5.00%	01/01/2031	2,115	2,127,639
Series 2016 A, Ref. RB	5.00%	01/01/2034	3,250	3,359,770
Series 2016, Ref. RB	5.00%	01/01/2032	2,980	3,081,727
				23,052,008
Nevada–1.30%
Clark (County of), NV; Series 2016 B, Ref. GO Bonds	5.00%	11/01/2029	2,150	2,251,402
Clark (County of), NV Water Reclamation District; Series 2015, Ref. GO Bonds	5.00%	07/01/2032	2,000	2,034,505
Clark County School District; Series 2015 D, GO Bonds	5.00%	06/15/2029	1,755	1,799,591
Las Vegas Valley Water District; Series 2016 B, Ref. GO Bonds	5.00%	06/01/2036	2,805	2,895,240
Truckee Meadows Water Authority;
Series 2016, Ref. RB	5.00%	07/01/2031	2,775	2,877,929
Series 2016, Ref. RB	5.00%	07/01/2032	2,000	2,070,926
Washoe (County of), NV (Sierra Pacific Power Corp.);
Series 2016, Ref. RB(b)	3.63%	10/01/2029	1,500	1,506,748
Series 2016, Ref. RB(b)(f)	4.13%	10/01/2029	5,000	5,058,829
				20,495,170
New Hampshire–1.16%
New Hampshire (State of) Business Finance Authority;
Series 2024-1A, RB	4.25%	07/20/2041	3,942	3,931,535
Series 2024-3, Revenue Ctfs.	4.16%	10/20/2041	4,998	4,903,814
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	5,290	5,236,254
New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2031	4,000	4,123,154
				18,194,757
New Jersey–3.55%
Camden (County of), NJ Improvement Authority (The) (County Capital Program); Series 2024, RB(b)	5.00%	03/01/2026	4,000	4,114,820
Gloucester (County of), NJ Improvement Authority (The); Series 2015 B, Ref. RB	5.00%	07/01/2027	2,000	2,029,211
Gloucester (County of), NJ Improvement Authority (The) (Rowan University); Series 2024, RN	4.00%	02/27/2025	2,500	2,504,589
New Jersey (State of) Economic Development Authority;
Series 2004 A, RB(e)	5.25%	07/01/2025	820	836,232
Series 2005 N-1, Ref. RB (INS - AMBAC)(a)	5.50%	09/01/2024	7,190	7,190,000
New Jersey (State of) Economic Development Authority (Rutgers University); Series 2013, RB	5.00%	06/15/2025	130	130,179
New Jersey (State of) Educational Facilities Authority (Montclair University);
Series 2014, RB	5.00%	06/15/2026	1,000	1,001,336
Series 2016 B, Ref. RB	5.00%	07/01/2027	1,000	1,037,396
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2032	815	854,836
New Jersey (State of) Health Care Facilities Financing Authority (Inspira Health Obligated Group); Series 2016, Ref. RB	5.00%	07/01/2031	5,100	5,261,703
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2016 A, Ref. RB	5.00%	07/01/2031	8,840	9,139,399
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2022 I, RB	5.00%	10/01/2053	2,805	2,929,223
New Jersey (State of) Transportation Trust Fund Authority;
Series 2016 A-1, RN	5.00%	06/15/2028	1,140	1,180,407
Series 2018 A, Ref. RN	5.00%	06/15/2029	5,000	5,169,125
New Jersey (State of) Turnpike Authority;
Series 2014 A, RB	5.00%	01/01/2027	3,090	3,093,649
Series 2015 E, RB(e)	5.00%	01/01/2032	2,060	2,070,468
Series 2015 E, RB(e)	5.00%	01/01/2034	7,360	7,397,401
				55,939,974
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Mexico–1.00%
Albuquerque Municipal School District No. 12;
Series 2017, GO Bonds	5.00%	08/01/2029	$ 2,575	$ 2,688,440
Series 2017, GO Bonds	5.00%	08/01/2030	1,250	1,304,592
Series 2017, GO Bonds	5.00%	08/01/2031	1,700	1,772,627
Series 2017, GO Bonds	5.00%	08/01/2032	2,910	3,036,535
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010, Ref. RB(b)	3.90%	06/01/2028	3,700	3,796,137
New Mexico Mortgage Finance Authority (Mountain View II & III Apartments); Series 2023, RB(b)	5.00%	09/01/2025	3,000	3,032,986
Saltillo Public Improvement District; Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2025	160	161,943
				15,793,260
New York–10.99%
Metropolitan Transportation Authority;
Series 2015 D-1, Ref. RB	5.00%	11/15/2024	115	115,438
Series 2015 F, Ref. RB	5.00%	11/15/2027	525	538,093
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	4.00%	11/15/2025	145	147,119
Series 2017 B, Ref. RB	5.00%	11/15/2024	3,500	3,513,320
Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	633,999
Series 2018 B, Ref. RB	5.00%	11/15/2024	175	175,666
Monroe County Industrial Development Corp. (Andrews Terrace Community); Series 2024, RB(b)	5.00%	07/01/2027	5,000	5,264,236
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2030	3,275	3,329,071
Series 2015 A, Ref. RB	5.00%	07/01/2032	2,000	2,031,867
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2032	1,500	1,500,972
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,414	2,362,446
New York & New Jersey (States of) Port Authority;
One Hundred Eighty Fourth Series 2014, RB	5.00%	09/01/2027	2,700	2,703,972
One Hundred Ninety Third Series 2015, Ref. RB(f)	5.00%	10/15/2032	2,380	2,415,211
One Hundred Seventy Fifth Series 2012, RB	5.00%	12/01/2025	480	480,785
One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	470	470,508
Series 2014, Ref. RB(f)	5.00%	10/15/2032	2,465	2,469,159
New York (City of), NY;
Series 2012, VRD GO Bonds(d)	2.55%	04/01/2042	12,885	12,885,000
Subseries 2017 B-5, VRD GO Bonds(d)	2.70%	10/01/2046	10,940	10,940,000
New York (City of), NY Transitional Finance Authority;
Series 2015 S-2, RB	5.00%	07/15/2030	3,000	3,055,994
Series 2016, RB	5.00%	05/01/2032	3,940	4,061,781
Series 2019 C-4, VRD RB(d)	2.70%	11/01/2044	7,500	7,500,000
New York (State of) Dormitory Authority;
Series 2014 E, Ref. RB	5.00%	02/15/2031	2,445	2,467,277
Series 2015 A, Ref. RB	5.00%	03/15/2031	1,860	1,880,097
Series 2015 A, Ref. RB	5.00%	03/15/2033	2,500	2,526,083
Series 2015 B, RB	5.00%	03/15/2032	5,370	5,471,178
Series 2016 D, Ref. RB	5.00%	02/15/2029	3,965	4,123,937
Series 2017 A, Ref. RB	5.00%	07/01/2034	1,410	1,478,462
New York (State of) Housing Finance Agency;
Series 2023 E-2, RB(b)	3.80%	05/01/2027	4,000	4,023,349
Series 2023 E-2, RB(b)	3.88%	05/01/2028	4,380	4,429,495
Series 2024, RB(b)	3.45%	11/01/2029	7,200	7,239,404
New York (State of) Utility Debt Securitization Authority; Series 2015, Ref. RB	5.00%	12/15/2033	8,635	8,849,677
New York City Housing Development Corp. (Sustainable Development Bonds);
Series 2020 I-2, RB(b)	0.70%	05/01/2025	5,000	4,892,329
Series 2021 F-2, RB (CEP - Federal Housing Administration)(b)	0.60%	07/01/2025	980	957,211
Series 2022 B-2, RB (CEP - Federal Housing Administration)(b)	3.40%	12/22/2026	12,845	12,857,767
New York State Urban Development Corp.; Series 2015 A, Ref. RB	5.00%	03/15/2032	4,235	4,318,698
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(f)	5.25%	08/01/2031	8,135	8,665,211
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(f)	5.00%	08/01/2026	$ 6,030	$ 6,039,163
Series 2016, Ref. RB(f)	5.00%	08/01/2031	20,070	20,092,583
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	6,225	6,223,687
				173,130,245
North Carolina–0.76%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 E, RB(b)	0.80%	10/31/2025	5,000	4,878,091
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems);
Series 2013 A, Ref. RB	5.00%	01/15/2026	230	230,307
Series 2016, Ref. RB	5.00%	01/15/2034	1,500	1,535,573
North Carolina (State of) Municipal Power Agency No. 1 (Catawba);
Series 2015 A, Ref. RB	5.00%	01/01/2028	1,645	1,688,781
Series 2015 A, Ref. RB	5.00%	01/01/2031	1,610	1,645,737
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB	5.00%	01/01/2025	2,025	2,036,822
University of North Carolina; Series 2008 A, RB (INS - AGC)(a)	4.75%	10/01/2028	10	10,011
				12,025,322
Ohio–2.36%
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2023, RB(b)	5.00%	02/01/2027	3,000	3,116,993
Columbus (City of), OH;
Series 2015, Ref. RB	5.00%	06/01/2030	1,575	1,631,925
Series 2018 A, GO Bonds	5.00%	04/01/2030	5,335	5,808,911
Columbus City School District (Construction and Improvement); Series 2016 A, Ref. GO Bonds	5.00%	12/01/2031	6,260	6,502,539
Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	425	425,695
Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGM)(a)(f)	5.00%	12/01/2026	1,335	1,336,012
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(b)	4.38%	06/15/2026	1,500	1,483,587
Hamilton (County of), OH; Series 2016 A, Ref. RB	5.00%	12/01/2030	3,430	3,588,468
Hamilton (County of), OH (UC Health);
Series 2014, RB	5.00%	02/01/2027	465	465,326
Series 2014, RB	5.00%	02/01/2028	465	465,333
Series 2014, RB	5.00%	02/01/2029	425	425,304
Kent State University; Series 2016, Ref. RB	5.00%	05/01/2029	1,245	1,291,417
Martins Ferry (City of), OH; Series 2023, GO Notes	5.00%	12/18/2024	1,750	1,755,668
Ohio (State of);
Series 2015 A, RB	5.00%	04/01/2028	1,375	1,392,733
Series 2017 A, GO Bonds	5.00%	05/01/2028	2,330	2,364,626
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2018, Ref. RB	5.00%	12/01/2035	2,000	2,112,107
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	490	490,170
Stark (County of), OH; Series 2004, GO Bonds (INS - NATL)(a)	4.38%	12/01/2024	5	5,005
Westerville City School District; Series 2018, COP	5.00%	12/01/2039	2,450	2,562,922
				37,224,741
Oklahoma–0.41%
Grand River Dam Authority;
Series 2014 A, RB(b)(e)	5.00%	10/15/2024	750	751,564
Series 2023, RB	5.00%	06/01/2037	1,800	2,062,156
Oklahoma (State of) Capitol Improvement Authority (Capitol Repair); Series 2018 C, RB	5.00%	01/01/2038	2,320	2,427,604
Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2025	420	421,323
University of Oklahoma (The);
Series 2014 C, Ref. RB	5.00%	07/01/2027	500	500,332
Series 2014 C, Ref. RB	5.00%	07/01/2029	250	250,183
				6,413,162
Oregon–0.54%
Clackamas & Washington Counties School District No. 3; Series 2015, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2028	1,250	1,270,511
Multnomah (County of), OR Hospital Facilities Authority (Green Bonds); Series 2021 B, Ref. RB	1.20%	06/01/2028	695	630,200
Oregon (State of); Series 2020 J, Ref. VRD GO Bonds(d)	2.65%	06/01/2039	600	600,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Oregon (State of) (Article XI-Q State); Series 2016, Ref. GO Bonds	5.00%	05/01/2032	$ 2,885	$ 2,993,993
Oregon (State of) Lottery; Series 2015 D, Ref. RB	5.00%	04/01/2028	1,525	1,544,931
Oregon Health & Science University; Series 2016 B, Ref. RB	5.00%	07/01/2039	1,390	1,428,790
				8,468,425
Pennsylvania–3.01%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB	5.00%	10/15/2026	325	325,496
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018, Ref. RB	5.00%	04/01/2033	3,800	3,987,890
Allegheny (County of), PA Sanitary Authority; Series 2013, RB (INS - BAM)(a)	5.00%	12/01/2028	145	145,229
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2035	2,025	2,116,811
Coatesville Area School District Building Authority; Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2024	425	425,510
Dallastown Area School District; Series 2017, Ref. GO Notes	5.00%	04/15/2026	1,000	1,012,520
Downingtown Area School District; Series 2018 C, GO Bonds	5.00%	08/01/2031	1,475	1,533,557
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,164,909
Montgomery (County of), PA Industrial Development Authority (Constellation Energy); Series 2023,Ref RB(b)	4.10%	04/03/2028	3,000	3,074,290
Pennsylvania (Commonwealth of); First Series 2015, GO Bonds	5.00%	03/15/2028	1,600	1,618,394
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority; Series 2016 AT-1, RB	5.00%	06/15/2031	2,320	2,397,878
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(d)	3.64%	09/01/2045	10,095	10,095,000
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2024-145A, RB	6.00%	10/01/2054	1,500	1,657,629
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 B, RB	5.00%	12/01/2031	1,000	1,003,801
Series 2016 A, Ref. RB	5.00%	12/01/2030	9,990	10,424,108
Series 2016 B, Ref. RB (INS - AGM)(a)	5.00%	06/01/2029	800	831,845
Philadelphia (City of), PA;
Fourteenth Series 2016, Ref. RB	5.00%	10/01/2031	3,270	3,396,398
Fourteenth Series 2016, Ref. RB	5.00%	10/01/2032	1,400	1,452,969
Sayre (City of), PA Health Care Facilities Authority (Guthrie Health); Series 2007, RB (3 mo. USD LIBOR + 0.78%)(j)	4.34%	12/01/2024	15	14,996
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	785	791,919
				47,471,149
Puerto Rico–0.38%
Puerto Rico (Commonwealth of); Series 2021 A-1, GO Bonds	5.38%	07/01/2025	60	60,781
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (Acquired 01/26/2021; Cost $101,001) (INS - AGC)(a)(i)	5.00%	07/01/2026	100	99,959
Series 2005 RR, RB (Acquired 01/06/2021; Cost $3,905,000) (INS - SGI)(a)(i)	5.00%	07/01/2026	3,905	3,887,409
Series 2005 RR, RB (Acquired 01/06/2021; Cost $1,505,000) (INS - SGI)(a)(i)	5.00%	07/01/2027	1,505	1,496,884
Series 2008 WW, RB (Acquired 05/13/2020; Cost $500,000) (INS - AGC)(a)(i)	5.25%	07/01/2033	500	500,021
				6,045,054
Rhode Island–0.87%
Rhode Island Health & Educational Building Corp.; Series 2017 G, RB (INS - AGM)(a)	5.00%	05/15/2039	2,520	2,608,032
Rhode Island Housing & Mortgage Finance Corp.; Series 2024 1-A, RB (CEP - Federal Housing Administration)(b)	3.60%	10/01/2027	3,000	2,998,785
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,145	1,154,504
Series 2015 B, Ref. RB	4.50%	06/01/2045	6,925	6,949,762
				13,711,083
South Carolina–1.33%
Charleston Educational Excellence Finance Corp. (Charleston County School); Series 2014, Ref. RB	5.00%	12/01/2031	2,500	2,507,718
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	$ 620	$ 620,928
Florence (County of), SC; Series 2014, Ref. RB(b)(e)	5.00%	11/01/2024	3,610	3,620,692
Piedmont Municipal Power Agency; Series 2021 C, Ref. RB	5.00%	01/01/2032	4,000	4,120,818
SCAGO Educational Facilities Corp. for Pickens School District;
Series 2015, Ref. RB	5.00%	12/01/2028	1,800	1,821,854
Series 2015, Ref. RB	5.00%	12/01/2030	1,190	1,203,561
South Carolina (State of) Public Service Authority;
Series 2016 A, Ref. RB	5.00%	12/01/2029	1,885	1,936,241
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2032	5,000	5,132,104
				20,963,916
Tennessee–2.12%
Metropolitan Nashville Airport Authority (The); Series 2015 B, RB(f)	5.00%	07/01/2033	1,550	1,566,923
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2027	1,835	1,886,599
Series 2018, RB(b)	4.00%	11/01/2025	14,060	14,092,226
Tennessee Energy Acquisition Corp. (Gas); Series 2023 A-1, Ref. RB(b)	5.00%	05/01/2028	7,415	7,729,827
Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	3,600	3,806,741
Williamson (County of), TX Industrial Development Board; Series 2023, RB(b)	5.00%	05/01/2027	4,125	4,292,753
				33,375,069
Texas–10.66%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(a)	4.50%	08/15/2033	590	590,269
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.); Series 2021, RB(b)(c)	4.50%	06/15/2026	1,100	1,100,279
Austin (City of), TX; Series 2015 A, Ref. RB	5.00%	11/15/2029	5,600	5,733,251
Boerne Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(b)	3.85%	12/01/2027	2,570	2,637,089
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(c)(f)	3.63%	07/01/2026	2,200	1,868,467
Conroe Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	7,810	8,070,367
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2024, RB	5.00%	11/01/2039	1,050	1,190,321
Series 2024, RB	5.00%	11/01/2040	875	985,625
Dallas (City of), TX;
Series 2015 A, Ref. RB	5.00%	10/01/2032	3,835	3,911,030
Series 2015, GO Bonds	5.00%	02/15/2030	1,055	1,064,319
Series 2015, GO Bonds	5.00%	02/15/2032	5,035	5,074,840
Series 2017, RB	5.00%	10/01/2031	1,745	1,843,649
Dallas (City of), TX (Dallas, Denton, Collin and Rockwall Counties); Series 2016 A, Ref. RB	5.00%	10/01/2041	1,000	1,025,083
Dallas (County of), TX; Series 2016, Ctfs. of Obligation	5.00%	08/15/2029	4,605	4,788,741
Denton (City of), TX;
Series 2017, RB	5.00%	12/01/2030	1,320	1,372,109
Series 2017, RB	5.00%	12/01/2035	3,240	3,340,192
DeSoto Independent School District; Series 2015 B, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/15/2032	2,000	2,032,774
El Paso (City of), TX; Series 2016, GO Bonds	5.00%	08/15/2034	2,100	2,157,128
El Paso (County of), TX Hospital District; Series 2013, Ctfs. of Obligation(b)(e)	5.00%	11/26/2024	675	677,793
Friendswood Independent School District; Series 2024, GO Notes	5.00%	02/15/2031	1,500	1,550,975
Garland (City of), TX; Series 2016 B, RB	5.00%	03/01/2031	1,000	1,023,706
Godley Independent School District; Series 2015, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	1,090	1,099,589
Goose Creek Consolidated Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	5,000	5,165,242
Grand Prairie Independent School District; Series 2011, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	675	675,380
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers; Series 2015, Ref. RB	5.00%	12/01/2024	1,865	1,863,827
Gulf Coast Authority (Bayport Area System); Series 2015, RB (INS - AGM)(a)	5.00%	10/01/2031	1,410	1,434,505
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGM)(a)	4.00%	09/01/2030	$ 620	$ 620,316
Harris (County of), TX; Series 2014 A, Ref. GO Bonds(b)(e)	5.00%	11/05/2024	2,035	2,041,269
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2016, RB	5.00%	07/01/2038	1,605	1,642,220
Harris County Cultural Education Facilities Finance Corp. (Teco Project); Series 2017, Ref. RB	5.00%	11/15/2033	3,675	3,887,368
Humble Independent School District; Series 2015 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2030	9,595	9,617,796
Lamar Consolidated Independent School District;
Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	1,000	1,010,101
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	1,000	1,034,255
Lancaster Independent School District; Series 2015, Ref. GO Bonds (INS - BAM)(a)	5.00%	02/15/2030	1,670	1,682,206
Leander Independent School District; Series 2015 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2040	3,000	3,045,257
Lewisville Independent School District; Series 2016 B, Ref. GO Bonds	5.00%	08/15/2028	1,000	1,018,945
Lovejoy Independent School District; Series 2016, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2033	2,665	2,731,999
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(c)(f)	4.63%	10/01/2031	1,000	1,001,437
Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,014
North East Independent School District; Series 2015, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2031	2,355	2,402,917
North Harris (County of), TX Regional Water Authority;
Series 2013, Ref. RB (INS - BAM)(a)	5.00%	12/15/2030	205	205,255
Series 2016, Ref. RB	5.00%	12/15/2032	1,290	1,337,105
North Texas Tollway Authority;
Series 2015 A, Ref. RB	5.00%	01/01/2032	13,200	13,269,978
Series 2016 A, Ref. RB	5.00%	01/01/2025	1,310	1,314,426
Series 2016 A, Ref. RB	5.00%	01/01/2031	1,000	1,025,522
Series 2017 A, RB	5.00%	01/01/2025	55	55,186
Series 2017 B, Ref. RB	5.00%	01/01/2025	15	15,020
Pearland (City of), TX; Series 2014, Ref. GO Bonds	5.00%	03/01/2025	200	200,260
Pecos Barstow Toyah Independent School District;
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2038	1,350	1,380,854
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2040	1,885	1,921,378
Plano (City of), TX; Series 2023, Ref. GO Bonds	5.00%	09/01/2036	3,370	3,856,497
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	30	29,996
San Antonio (City of), TX;
Series 2019 C, RB(b)	1.75%	12/01/2024	10,000	9,943,275
Series 2024 E, Ref. RB	5.00%	02/01/2036	5,000	5,798,164
San Antonio Independent School District; Series 2016, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2031	1,615	1,682,875
Tarrant (County of), TX Regional Water District; Series 2015, Ref. RB	5.00%	03/01/2028	1,055	1,064,959
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health); Series 2016, Ref. RB	5.00%	11/15/2032	1,020	1,045,179
Texas (State of); Series 2014 A, Ref. GO Bonds	5.00%	10/01/2025	1,000	1,001,776
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB(b)(e)	5.00%	11/04/2024	3,000	3,009,092
Texas (State of) Water Development Board (State Water Implementation Fund); Series 2015 A, RB	5.00%	10/15/2031	2,875	2,936,198
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	10,155	10,504,849
Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(j)	3.39%	09/15/2027	8,715	8,646,937
University of Houston; Series 2017 A, Ref. RB	5.00%	02/15/2033	2,275	2,336,255
West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(a)	5.00%	08/15/2030	45	47,771
Wink-Loving Independent School District;
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	500	509,189
Series 2024, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	700	712,535
				167,893,181
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–0.22%
Grand (County of), UT School District Local Building Authority;
Series 2019, RB (INS - AGM)(a)	5.00%	12/15/2030	$ 1,370	$ 1,403,414
Series 2019, RB (INS - AGM)(a)	5.00%	12/15/2038	2,040	2,081,989
				3,485,403
Virginia–0.76%
Virginia (Commonwealth of) Housing Development Authority; Series 2023 E-2, RB(b)	3.90%	07/01/2025	10,000	10,001,990
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023 B-3, RB	5.38%	09/01/2029	1,850	1,924,961
				11,926,951
Washington–4.12%
Central Puget Sound Regional Transit Authority; Series 1999, RB (INS - NATL)(a)	4.75%	02/01/2028	1,230	1,246,120
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	10	10,003
King (County of), WA; Series 2024, Ref. VRD RB(d)	2.55%	01/01/2042	7,500	7,500,000
King County School District No. 411 Issaquah; Series 2017, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2032	1,035	1,083,797
Lewis (County of), WA Public Utility District No. 1; Series 2013, Ref. RB	5.25%	04/01/2032	5,000	5,017,377
Seattle (Port of), WA;
Series 2015 A, RB(b)(e)	5.00%	11/12/2024	2,840	2,850,023
Series 2015 B, Ref. RB(b)(e)	5.00%	11/12/2024	2,365	2,373,347
Series 2015 B, Ref. RB(b)(e)	5.00%	11/12/2024	2,000	2,007,059
Series 2017 C, RB(f)	5.00%	05/01/2025	275	277,899
Series 2017, GO Bonds	5.00%	01/01/2042	3,375	3,499,545
University of Washington; Series 2015 B, Ref. RB	5.00%	06/01/2031	1,010	1,024,856
Washington (State of);
Series 2014 B, Ref. GO Bonds	5.00%	07/01/2026	11,980	12,005,266
Series 2015 A-1, GO Bonds	5.00%	08/01/2029	10,000	10,178,972
Series 2016 B, GO Bonds	5.00%	08/01/2031	1,205	1,252,838
Series 2016 B, Ref. GO Bonds	5.00%	07/01/2032	1,140	1,171,100
Washington (State of) Economic Development Finance Authority; Series 2014, Ref. RB	5.00%	06/01/2032	2,920	2,932,883
Washington (State of) Health Care Facilities Authority (Multicare Health System); Series 2015 B, Ref. RB	5.00%	08/15/2031	2,505	2,533,632
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2025	125	125,073
Series 2012 A, RB	5.00%	10/01/2026	2,540	2,548,687
Series 2012 A, RB	5.00%	10/01/2027	2,415	2,419,754
Series 2012 A, RB	5.00%	10/01/2028	165	165,412
Series 2012 A, RB	4.25%	10/01/2040	2,800	2,669,668
				64,893,311
West Virginia–0.07%
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System Obligated Group); Series 2017, RB	5.00%	06/01/2035	1,100	1,136,389
Wisconsin–3.21%
Central Brown County Water Authority;
Series 2014 A, Ref. RB(b)(e)	5.00%	11/01/2024	1,000	1,002,962
Series 2014 A, Ref. RB(b)(e)	5.00%	11/01/2024	2,160	2,166,398
Series 2014 A, Ref. RB(b)(e)	5.00%	11/01/2024	2,500	2,507,405
Series 2014 A, Ref. RB(b)(e)	5.00%	11/01/2024	2,985	2,993,841
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018, Ref. RB(b)	5.00%	01/29/2025	10,000	10,044,971
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	1,350	1,379,530
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group);
Series 2013, RB	5.00%	08/15/2026	100	100,231
Series 2013, RB	5.00%	08/15/2027	800	801,778
Wisconsin (State of) Health & Educational Facilities Authority (Forensic Science and Protective Medicine Facility); Series 2024, RB(c)	5.00%	08/01/2027	5,000	5,136,671
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Hospital Sisters Services, Inc.); Series 2014, Ref. RB	5.00%	11/15/2029	$ 1,800	$ 1,804,932
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2027	3,225	3,227,954
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care Obligated Group);
Series 2015, Ref. RB(b)(e)	5.00%	11/12/2024	170	170,600
Series 2015, Ref. RB(b)(e)	5.00%	11/12/2024	1,815	1,821,406
Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2015, Ref. RB	5.00%	12/15/2029	125	125,582
Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health);
Series 2014 A, RB	5.00%	12/01/2028	980	982,080
Series 2014 A, RB	5.00%	12/01/2029	1,475	1,478,135
Wisconsin (State of) Housing & Economic Development Authority; Series 2023 E, RB(b)	3.88%	05/01/2027	4,400	4,436,125
Wisconsin (State of) Public Finance Authority;
Series 2016, RB	5.00%	03/01/2032	4,315	4,450,674
Series 2022, Ref. RB(b)	3.30%	10/01/2026	1,745	1,744,680
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	860	876,615
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2015 A, Ref. RB	5.00%	06/01/2031	3,295	3,322,392
				50,574,962
Total Municipal Obligations (Cost $1,535,025,762)				1,545,569,904
			Shares
MuniFund Preferred Shares–1.00%
Nuveen AMT-Free Municipal Credit Income Fund, Series B(c)(d)			5,750,000	5,750,000
Nuveen AMT-Free Quality Municipal Income Fund, MFP, Series D(c)			10,000,000	10,000,000
Total MuniFund Preferred Shares (Cost $15,750,000)				15,750,000

Exchange-Traded Funds–0.06%
Invesco Municipal Strategic Income ETF (Cost $872,950)(k)			17,000	873,372
	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.00%
California–0.00%
CalPlant I LLC; Exit Facility (Cost $75,000)(c)	15.00%	07/01/2025	$ 75	76,575
TOTAL INVESTMENTS IN SECURITIES(l)–99.18% (Cost $1,551,723,712)				1,562,269,851
OTHER ASSETS LESS LIABILITIES–0.82%				12,950,033
NET ASSETS–100.00%				$1,575,219,884
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Short Term Municipal Fund

Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
MFP	– MuniFund Preferred Shares
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $65,989,871, which represented 4.19% of the Fund’s Net Assets.
(d)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2024.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Security subject to the alternative minimum tax.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Zero coupon bond issued at a discount.
(i)	Restricted security. The aggregate value of these securities at August 31, 2024 was $6,713,047, which represented less than 1% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2024.
(k)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2024.

	Value August 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2024	Dividend Income
Invesco Municipal Strategic Income ETF	$-	$872,950	$-	$422	$-	$873,372	$-

(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Short Term Municipal Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $1,550,850,762)	$1,561,396,479
Investments in affiliates, at value (Cost $872,950)	873,372
Cash	16,286,762
Receivable for:
Investments sold	2,860,000
Fund shares sold	629,400
Dividends	629
Interest	17,100,449
Investments matured, at value (Cost $926,990)	187,695
Investment for trustee deferred compensation and retirement plans	54,164
Other assets	62,660
Total assets	1,599,451,610
Liabilities:
Payable for:
Investments purchased	20,238,075
Dividends	1,598,601
Fund shares reacquired	1,824,842
Accrued fees to affiliates	437,079
Accrued trustees’ and officers’ fees and benefits	5,354
Accrued other operating expenses	73,611
Trustee deferred compensation and retirement plans	54,164
Total liabilities	24,231,726
Net assets applicable to shares outstanding	$1,575,219,884
Net assets consist of:
Shares of beneficial interest	$1,603,295,346
Distributable earnings (loss)	(28,075,462)
$1,575,219,884
Net Assets:
Class A	$469,453,613
Class Y	$1,023,037,059
Class R6	$82,729,212
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	125,711,133
Class Y	273,906,481
Class R6	22,077,435
Class A:
Net asset value and offering price per share	$3.73
Class Y:
Net asset value and offering price per share	$3.73
Class R6:
Net asset value and offering price per share	$3.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Short Term Municipal Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$62,931,263
Dividends	629
Total investment income	62,931,892
Expenses:
Advisory fees	6,467,115
Administrative services fees	240,066
Custodian fees	6,983
Distribution fees:
Class A	1,326,398
Transfer agent fees — A and Y	1,426,780
Transfer agent fees — R6	9,621
Trustees’ and officers’ fees and benefits	38,714
Registration and filing fees	119,149
Reports to shareholders	139,164
Professional services fees	133,227
Other	30,939
Total expenses	9,938,156
Less: Expense offset arrangement(s)	(3,038)
Net expenses	9,935,118
Net investment income	52,996,774
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,095,494))	(7,424,526)
Change in net unrealized appreciation of:
Unaffiliated investment securities	16,755,877
Affiliated investment securities	422
16,756,299
Net realized and unrealized gain	9,331,773
Net increase in net assets resulting from operations	$62,328,547
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Short Term Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$52,996,774	$57,693,882
Net realized gain (loss)	(7,424,526)	(13,744,260)
Change in net unrealized appreciation	16,756,299	490,608
Net increase in net assets resulting from operations	62,328,547	44,440,230
Distributions to shareholders from distributable earnings:
Class A	(17,003,397)	(16,930,046)
Class Y	(37,110,485)	(33,316,311)
Class R6	(2,270,388)	(1,584,619)
Total distributions from distributable earnings	(56,384,270)	(51,830,976)
Share transactions–net:
Class A	(144,263,341)	(386,987,386)
Class Y	(124,962,677)	(389,898,862)
Class R6	19,654,419	17,329,638
Net increase (decrease) in net assets resulting from share transactions	(249,571,599)	(759,556,610)
Net increase (decrease) in net assets	(243,627,322)	(766,947,356)
Net assets:
Beginning of year	1,818,847,206	2,585,794,562
End of year	$1,575,219,884	$1,818,847,206
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Short Term Municipal Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/24	$3.72	$0.11	$0.02	$0.13	$(0.12)	$3.73	3.53%	$469,454	0.77%	0.77%	0.77%	3.00%	91%
Year ended 08/31/23	3.73	0.09	(0.01)	0.08	(0.09)	3.72	2.05	612,000	0.74	0.74	0.74	2.51	92
Year ended 08/31/22	3.79	0.02	(0.06)	(0.04)	(0.02)	3.73	(1.08)	1,001,761	0.75	0.75	0.74	0.57	114
Year ended 08/31/21	3.79	0.02	0.01	0.03	(0.03)	3.79	0.72	1,581,245	0.78	0.78	0.75	0.59	24
Year ended 08/31/20	3.77	0.06	0.02	0.08	(0.06)	3.79	2.14	896,488	0.82	0.82	0.76	1.56	89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.03	405,334	0.82(d)	0.82(d)	0.76(d)	1.72(d)	13
Class Y
Year ended 08/31/24	3.72	0.12	0.02	0.14	(0.13)	3.73	3.80	1,023,037	0.52	0.52	0.52	3.25	91
Year ended 08/31/23	3.73	0.10	(0.01)	0.09	(0.10)	3.72	2.30	1,144,013	0.49	0.49	0.49	2.76	92
Year ended 08/31/22	3.80	0.03	(0.07)	(0.04)	(0.03)	3.73	(1.08)	1,538,307	0.50	0.50	0.49	0.82	114
Year ended 08/31/21	3.79	0.03	0.02	0.05	(0.04)	3.80	1.24	1,764,272	0.53	0.53	0.50	0.84	24
Year ended 08/31/20	3.77	0.07	0.02	0.09	(0.07)	3.79	2.39	1,230,817	0.57	0.57	0.51	1.81	89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.09	797,580	0.57(d)	0.57(d)	0.51(d)	1.97(d)	13
Class R6
Year ended 08/31/24	3.73	0.12	0.03	0.15	(0.13)	3.75	4.15	82,729	0.45	0.45	0.45	3.32	91
Year ended 08/31/23	3.75	0.11	(0.03)	0.08	(0.10)	3.73	2.10	62,833	0.42	0.42	0.42	2.83	92
Year ended 08/31/22	3.81	0.03	(0.06)	(0.03)	(0.03)	3.75	(0.75)	45,727	0.44	0.44	0.43	0.88	114
Year ended 08/31/21	3.80	0.03	0.02	0.05	(0.04)	3.81	1.32	25,405	0.44	0.44	0.41	0.93	24
Year ended 08/31/20	3.77	0.07	0.03	0.10	(0.07)	3.80	2.72	2,903	0.50	0.51	0.44	1.88	89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.10	10	0.50(d)	0.50(d)	0.44(d)	2.05(d)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Short Term Municipal Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek tax-free income.
The Fund currently consists of three different classes of shares: Class A, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
23	Invesco Short Term Municipal Fund

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Next $500 million	0.400%
Next $4 billion	0.370%
Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2024, the effective advisory fee rate incurred by the Fund was 0.39%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services
24	Invesco Short Term Municipal Fund

to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y and Class R6 shares to 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class Y and Class R6 shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the year ended August 31, 2024, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2024, IDI advised the Fund that IDI retained $3,317 in front-end sales commissions from the sale of Class A shares and $1,998 from Class A shares for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,545,569,904	$—	$1,545,569,904
MuniFund Preferred Shares	—	15,750,000	—	15,750,000
Exchange-Traded Funds	873,372	—	—	873,372
U.S. Dollar Denominated Bonds & Notes	—	76,575	—	76,575
Total Investments in Securities	873,372	1,561,396,479	—	1,562,269,851
Other Investments - Assets
Investments Matured	—	7,695	180,000	187,695
Total Investments	$873,372	$1,561,404,174	$180,000	$1,562,457,546
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common
25	Invesco Short Term Municipal Fund

officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2024, the Fund engaged in securities purchases of $127,663,648 and securities sales of $168,477,334, which resulted in net realized gains (losses) of $(1,095,494).
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,038.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and 2023:
	2024	2023
Ordinary income*	$964,003	$1,154,347
Ordinary income-tax-exempt	55,420,267	50,676,629
Total distributions	$56,384,270	$51,830,976

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed tax-exempt income	$6,365,057
Net unrealized appreciation — investments	9,992,518
Temporary book/tax differences	(42,871)
Capital loss carryforward	(44,390,166)
Shares of beneficial interest	1,603,295,346
Total net assets	$1,575,219,884
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$24,054,035	$20,336,131	$44,390,166
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $1,476,374,811 and $1,683,632,705, respectively. As of August 31, 2024, the aggregate cost of
26	Invesco Short Term Municipal Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,457,711
Aggregate unrealized (depreciation) of investments	(2,465,193)
Net unrealized appreciation of investments	$9,992,518
Cost of investments for tax purposes is $1,552,465,028.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on August 31, 2024, undistributed net investment income was increased by $512,001 and undistributed net realized gain (loss) was decreased by $512,001. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		Year ended August 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	23,308,550	$86,734,783	30,017,027	$111,940,119
Class Y	133,904,494	497,883,618	209,042,727	780,035,504
Class R6	11,743,513	43,897,180	12,463,193	46,661,401
Issued as reinvestment of dividends:
Class A	3,344,632	12,429,023	3,383,777	12,623,660
Class Y	6,267,975	23,295,078	5,636,206	21,027,036
Class R6	127,894	477,225	68,355	255,758
Reacquired:
Class A	(65,466,764)	(243,427,147)	(137,130,281)	(511,551,165)
Class Y	(173,760,266)	(646,141,373)	(319,106,517)	(1,190,961,402)
Class R6	(6,626,925)	(24,719,986)	(7,903,669)	(29,587,521)
Net increase (decrease) in share activity	(67,156,897)	$(249,571,599)	(203,529,182)	$(759,556,610)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
27	Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
28	Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the S&P Municipal Bond Short Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to  the performance of the Index for the one year period and above the performance of the Index for the three and five year
29	Invesco Short Term Municipal Fund

periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board considered that the Fund’s allocations to specific types of bonds detracted from Fund performance relative to its Index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees, contractual management fees and total expense ratio were in the fourth, fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.  The Board requested and considered additional information from in response to follow-up requests regarding the Fund’s total expenses relative to peers. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to how the services provided by the municipal investment team to the Fund may be distinguished from those provided by peer municipal managers. The Board also considered information provided by management regarding how the Fund generally holds significantly more positions than others in its expense group and the related additional resources necessary. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with,  and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without
30	Invesco Short Term Municipal Fund

obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
31	Invesco Short Term Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.29%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
32	Invesco Short Term Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
33	Invesco Short Term Municipal Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-STM-NCSR

Annual Financial Statements and Other Information	August 31, 2024
Invesco SMA Municipal Bond Fund
Nasdaq:
SMBMX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Approval of Investment Advisory and Sub-Advisory Contracts
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–96.55%
Alabama–4.19%
Black Belt Energy Gas District (The) (Gas); Series 2022 F, RB	5.25%	12/01/2027	$460	$ 483,762
Arizona–2.22%
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(a)	5.00%	07/01/2039	250	256,387
California–8.63%
California (State of) Housing Finance Agency; Series 2019 A-2, RB	4.00%	03/20/2033	231	237,551
California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(a)	5.00%	06/01/2029	255	259,068
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB(a)	6.13%	11/01/2033	250	250,487
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	250	250,368
				997,474
Florida–8.74%
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(a)	6.13%	06/15/2044	250	257,952
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2024, Ref. RB(b)	5.25%	07/01/2047	250	256,956
Florida Development Finance Corp. (Mater Academy); Series 2022 A, RB	5.00%	06/15/2031	235	243,480
Miami Beach (City of), FL; Series 2017, Ref. RB	5.00%	09/01/2047	250	251,822
				1,010,210
Georgia–6.80%
Atlanta (City of), GA Urban Residential Finance Authority (GE Tower Apartments); Series 2023 B, RB(c)	5.75%	06/01/2025	280	280,330
Main Street Natural Gas, Inc.; Series 2023 A, RB(c)	5.00%	06/01/2030	475	505,152
				785,482
Illinois–2.16%
Chicago (City of), IL Board of Education; Series 2015 C, GO Bonds	5.25%	12/01/2039	250	250,252
Indiana–2.21%
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(b)(c)	4.40%	06/10/2031	250	255,681
Iowa–3.02%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(c)(d)	5.00%	12/01/2032	300	348,908
Louisiana–2.18%
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(c)	4.05%	07/01/2026	250	252,360
Massachusetts–2.17%
Massachusetts (Commonwealth of) Development Finance Agency (Atrius Health); Series 2015, Ref. RB	5.00%	01/01/2041	250	250,534
Minnesota–0.73%
Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015 A, RB	4.75%	07/01/2025	85	84,185
Missouri–2.67%
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017, RB(a)	5.00%	12/01/2037	300	308,211
New York–7.46%
New York (City of), NY Municipal Water Finance Authority; Series 2015 FF, Ref. RB	5.00%	06/15/2039	250	253,168
New York (City of), NY Transitional Finance Authority; Series 2019 C-4, VRD RB(e)	2.70%	11/01/2044	100	100,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(b)	5.00%	08/01/2031	250	250,281
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB(b)	5.00%	12/01/2026	250	259,368
				862,817
Ohio–4.17%
Buckeye Tobacco Settlement Financing Authority; Series 2020 B-2, Ref. RB	5.00%	06/01/2055	250	230,152
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Higher Educational Facility Commission (Kenyon College); Series 2015, Ref. RB	5.00%	07/01/2041	$250	$ 252,038
				482,190
Oregon–2.88%
Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(b)	5.25%	07/01/2039	300	333,411
Pennsylvania–8.46%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(a)	5.00%	05/01/2028	200	206,706
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation LLC); Series 2023 B, Ref. RB	4.10%	06/01/2029	250	258,706
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(b)	5.00%	12/31/2034	250	255,884
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement); Series 2015, RB(b)	5.00%	12/31/2029	250	256,985
				978,281
South Carolina–4.85%
South Carolina (State of) Jobs-Economic Development Authority (Novant Health Obligated Group); Series 2024 A, RB	5.25%	11/01/2044	250	280,873
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2024 B, Ref. RB (INS - AGM)(f)	5.00%	12/01/2040	250	280,334
				561,207
Texas–10.28%
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation); Series 2016, Ref. RB	5.00%	07/15/2025	430	430,552
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(b)	5.00%	07/15/2028	250	257,704
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	500	499,829
				1,188,085
Virginia–4.35%
Chesapeake (City of), VA Expressway; Series 2012 A, RB(c)(d)	5.00%	10/11/2024	250	250,472
Chesapeake Bay Bridge & Tunnel District; Series 2016, RB	5.00%	07/01/2046	250	252,240
				502,712
Wisconsin–8.38%
Wisconsin (State of) Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB(a)	5.00%	06/01/2029	250	254,404
Wisconsin (State of) Public Finance Authority (Miami Worldcenter); Series 2024 A, RB(a)	5.00%	06/01/2041	250	255,044
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	205	208,960
Wisconsin (State of) Public Finance Authority (Signorelli); Series 2024, RB(a)	5.38%	12/15/2032	250	250,749
				969,157
TOTAL INVESTMENTS IN SECURITIES(g)–96.55% (Cost $10,931,962)				11,161,306
OTHER ASSETS LESS LIABILITIES–3.45%				398,469
NET ASSETS–100.00%				$11,559,775
Investment Abbreviations:
AGM	– Assured Guaranty Municipal Corp.
GO	– General Obligation
INS	– Insurer
RB	– Revenue Bonds
Ref.	– Refunding
VRD	– Variable Rate Demand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco SMA Municipal Bond Fund

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2024 was $2,299,008, which represented 19.89% of the Fund’s Net Assets.
(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2024.
(f)	Principal and/or interest payments are secured by the bond insurance company listed.
(g)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco SMA Municipal Bond Fund

Statement of Assets and Liabilities
August 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $10,931,962)	$11,161,306
Cash	316,592
Receivable for:
Fund expenses absorbed	40,775
Interest	126,156
Investment for trustee deferred compensation and retirement plans	4,902
Other assets	11,414
Total assets	11,661,145
Liabilities:
Payable for:
Dividends	40,051
Fund shares reacquired	4,214
Accrued fees to affiliates	190
Accrued trustees’ and officers’ fees and benefits	2,336
Accrued other operating expenses	49,677
Trustee deferred compensation and retirement plans	4,902
Total liabilities	101,370
Net assets applicable to shares outstanding	$11,559,775
Net assets consist of:
Shares of beneficial interest	$11,232,950
Distributable earnings	326,825
$11,559,775
Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	1,121,549
Net asset value and offering price per share	$10.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco SMA Municipal Bond Fund

Statement of Operations
For the year ended August 31, 2024
Investment income:
Interest	$478,837
Expenses:
Administrative services fees	1,487
Transfer agent fees	1,556
Trustees’ and officers’ fees and benefits	22,075
Registration and filing fees	12,112
Professional services fees	151,871
Other	(2,668)
Total expenses	186,433
Less: Expenses reimbursed	(186,419)
Net expenses	14
Net investment income	478,823
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(15,827)
Change in net unrealized appreciation of unaffiliated investment securities	253,093
Net realized and unrealized gain	237,266
Net increase in net assets resulting from operations	$716,089
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco SMA Municipal Bond Fund

Statement of Changes in Net Assets
For the year ended August 31, 2024 and for the period February 21, 2023 (commencement date) through August 31, 2023
	2024	2023
Operations:
Net investment income	$478,823	$218,439
Net realized gain (loss)	(15,827)	2,538
Change in net unrealized appreciation (depreciation)	253,093	(23,749)
Net increase in net assets resulting from operations	716,089	197,228
Distributions to shareholders from distributable earnings	(447,892)	(138,600)
Net increase in net assets resulting from share transactions	1,232,950	10,000,000
Net increase in net assets	1,501,147	10,058,628
Net assets:
Beginning of period	10,058,628	—
End of period	$11,559,775	$10,058,628
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco SMA Municipal Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Year Ended August 31, 2024	Period Ended August 31, 2023(a)
Net asset value, beginning of period	$10.06	$10.00
Net investment income(b)	0.46	0.22
Net gains (losses) on securities (both realized and unrealized)	0.22	(0.02)
Total from investment operations	0.68	0.20
Less: Dividends from net investment income	(0.43)	(0.14)
Net asset value, end of period	$10.31	$10.06
Total return(c)	6.91%	1.99%
Net assets, end of period (000’s omitted)	$11,560	$10,059
Portfolio turnover rate(d)	44%	166%
Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.00%	0.00%(e)
Without fee waivers and/or expense reimbursements	1.76%	2.46%(e)
Ratio of net investment income to average net assets	4.52%	4.11%(e)

(a)	Commencement date of February 21, 2023.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco SMA Municipal Bond Fund

Notes to Financial Statements
August 31, 2024
NOTE 1—Significant Accounting Policies
Invesco SMA Municipal Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund will be voted on exclusively by the shareholders of the Fund.
The Fund’s investment objective is to provide high current income exempt from regular federal income taxes with taxable capital appreciation as a secondary objective.
Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs) for which Invesco Advisers, Inc (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
9	Invesco SMA Municipal Bond Fund

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
I.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher- grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser.  Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee.  However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
For the year ended August 31, 2024, the Adviser reimbursed expenses of $186,419.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as
10	Invesco SMA Municipal Bond Fund

fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2024, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances and Borrowings
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2024 and the period February 21, 2023 (commencement date) through August 31, 2023:
	2024	2023
Ordinary income*	$1,323	$379
Ordinary income-tax-exempt	446,569	138,221
Total distributions	$447,892	$138,600

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed tax-exempt income	$118,006
Net unrealized appreciation — investments	229,393
Temporary book/tax differences	(3,442)
Capital loss carryforward	(17,132)
Shares of beneficial interest	11,232,950
Total net assets	$11,559,775
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
11	Invesco SMA Municipal Bond Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$17,132	$—	$17,132
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2024 was $5,561,046 and $4,586,603, respectively. As of August 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$233,066
Aggregate unrealized (depreciation) of investments	(3,673)
Net unrealized appreciation of investments	$229,393
Cost of investments for tax purposes is $10,931,913.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal taxes and market discounts , on August 31, 2024, undistributed net investment income was increased by $3,465 and undistributed net realized gain (loss) was decreased by $3,465. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2024(a)		August 31, 2023(b)
	Shares	Amount	Shares	Amount
Sold	123,207	$1,249,946	1,000,001	$10,000,010
Reacquired	(1,658)	(16,996)	(1)	(10)
Net increase in share activity	121,549	$1,232,950	1,000,000	$10,000,000

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 89% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Commencement date of February 21, 2023.
12	Invesco SMA Municipal Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco SMA Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SMA Municipal Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2024 and the for the period February 21, 2023 (commencement date) through August 31, 2023, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year ended August 31, 2024, and the changes in its net assets and the financial highlights for the year ended August 31, 2024 and for the period February 21, 2023 (commencement date) through August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13	Invesco SMA Municipal Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SMA Municipal Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered that the Fund is only offered and sold to wrap fee, separately managed and other discretionary investment account (collectively, “SMA”) clients where Invesco Advisers (or one of its affiliates) has an agreement with the program sponsor or directly with the client to provide investment management services to the SMA.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board noted that the Fund had recently commenced operations in March 2023 and that therefore performance information for the Fund was limited. The Board did review information provided regarding the experience of the municipal investment team in managing other Invesco Funds investing in municipal bond markets.  The Board also considered information provided by Invesco Advisers regarding the role that the Fund plays in SMAs managed by Invesco Advisers or an affiliate.  The Board acknowledged that, because the Fund is designed to meet the specialized investment objectives of SMA clients by providing access to the relevant fixed-income market segments, certain principal investment strategies of the Fund are different from other Invesco Funds investing in municipal bond markets.
14	Invesco SMA Municipal Bond Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement. The Board considered that the Fund is available for investment only by investors as a part of an SMA arrangement managed by Invesco Advisers or an affiliate, and that because Invesco Advisers (or one of its affiliates) receives fees from SMA clients invested in the Fund at the SMA level, the Fund is not charged an advisory fee by Invesco Advisers to avoid duplication of fees at the Fund and SMA level.
The Board considered that Invesco Advisers contractually agreed to an expense limit for the Fund so that the Fund’s total expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund incurs but does not actually pay because of an expense offset arrangement and (vi) acquired fund fees and expenses, in each case if applicable) are equal to 0.0% of average daily net assets.  The Board noted that such expense limit was permanent and had no expiration date.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.
D.	Economies of Scale and Breakpoints
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, but that Invesco Advisers does receive fees that are charged at the SMA level.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers and Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.  The Board also noted that the Fund benefits from economies of scale through Invesco Advisers’ commitment to waive fees or reimburse expenses so that the Fund’s total expenses (other than the excluded items referred to above) are equal to 0.0% of average daily net assets.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers and its affiliates do not make a profit from managing the Fund because no advisory fee is charged to the Fund and other fees payable to Invesco Advisers or its affiliates by the Fund are either waived or reimbursed to the Fund, although Invesco Advisers does receive fees at the SMA level.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the revenue Invesco Advisers (or its affiliates) receives from SMA clients invested in the Fund at the SMA level and the potential growth of Invesco Advisers’ and its affiliates’ SMA business because the Fund may enhance their ability to personalize the SMA client experience and provide investment exposure ordinarily unavailable in SMAs.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers, and that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
15	Invesco SMA Municipal Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.70%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
16	Invesco SMA Municipal Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
17	Invesco SMA Municipal Bond Fund

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SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	SMAMB-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

 (a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits

19(a)(1) Code of ethics.

19(a)(2) Not applicable

19(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 6, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 6, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 6, 2024